File No. 333-101932
811-04972

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.		/ /
POST-EFFECTIVE AMENDMENT NO.	37	/X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO.	696	/X/

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN
(Exact Name of Registrant)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
(Name of Depositor)

1 GRIFFIN ROAD NORTH
WINDSOR, CT 06095-1512
(Address of Depositor's Principal Offices/Zip Code)

(860) 791-0286
(Depositor's Telephone Number, Including Area Code)

LISA PROCH
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
1 GRIFFIN ROAD NORTH
WINDSOR, CT 06095-1512
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /	immediately upon filing pursuant to paragraph (b)
/ X/	on May 3, 2021 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on ________ pursuant to paragraph (a)(1) of Rule 485 under the Securities Act
/ /	this post-effective amendment designates a new effective date for a previously-filed post-effective amendment

PART A

LEADERS SERIES II-III*
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (EST. 4/1/99)
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (EST. 12/8/86)
PO BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (INVESTMENT PROFESSIONALS)
www.talcottresolution.com

On January 18, 2021, the owners of Hopmeadow Holdings LP (“HHLP”), a parent of Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company ("Talcott Resolution"), signed a definitive agreement to sell all of the equity interests in HHLP and its subsidiaries, including Talcott Resolution, to Sixth Street Partners, a global investment firm. The sale is subject to regulatory approval and the satisfaction of other closing conditions.
Talcott Resolution will continue to administer your annuity contract and remains responsible for paying all contractual guarantees and General Account liabilities under your annuity contract subject to its financial strength and claims paying ability. The terms, features and benefits of your insurance contract will NOT change as a result of the sale.
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*This product was previously sold under various marketing names depending on which distribution partner sold the product and/or when the product was sold. These marketing names include: Leaders Series II/IIR/III, Wells Fargo Leaders Series I/IR/II, Leaders / Chase Series I/II, Classic Leaders, Leaders Select Series I, Huntington Leaders Series I and Select Leaders Series V.
The variable annuity products described in this prospectus are no longer for sale. However, we continue to administer the in force annuity contracts. In 2013, we announced that we would no longer be selling or issuing annuity products and part of the company’s long-term strategy is to reduce the liabilities associated with the in force annuity block of contracts. This variable annuity prospectus describes a contract between each Owner and joint Owner (“you”) and Talcott Resolution. You should read the terms of your contract, including any riders, as your contract contains the specific terms of the benefits, limitations, restrictions, costs and obligations regarding your annuity. This is an individual, deferred, flexible-premium variable annuity.
Please read this prospectus carefully and keep it for your records and for future reference. This prospectus is filed with the Securities and Exchange Commission (“SEC” or “Commission”). The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. This prospectus and the SAI can also be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (www.sec.gov).
This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long investment time horizon and is not appropriate for people who intend to engage in market timing. You will get no additional tax advantage from this variable annuity if you are investing through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account (“IRA”)). This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
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As of January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for the mutual funds available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Talcott Resolution or your Financial Intermediary.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your Financial Intermediary or from us electronically by calling Talcott Resolution Annuity Contact Center at 1-800-862-6668, Monday through Thursday, 8:00 a.m. to 7:00 p.m., or Friday, 9:15 a.m. to 6:00 p.m., Eastern Time.
You may elect to receive all future reports in paper free of charge. You can inform Talcott Resolution or your Financial Intermediary that you wish to continue receiving paper copies of your shareholder reports by visiting www.fundreports.com, or by calling 1-866-345-5954.   Your election to receive reports in paper will apply to all funds available under your Contract.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PROSPECTUS DATED: MAY 3, 2021
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1. Highlights
a. Overview
This Contract and all features are closed to new investors.
This is a deferred, flexible-premium variable annuity. A deferred variable annuity has an accumulation phase and a payout phase. You make investments during the accumulation phase. The value of your investments is used to set your benefits. At the end of the accumulation phase, we use that accumulated value to set the payments that we make during the payout phase. Generally speaking, the longer the accumulation phase, the greater your Contract Value will be for setting your benefits and annuity payouts.
This variable annuity provides:

✓	Different investment options. (Sections 3, 4(a) & Appendix A)
✓	Tax-free transfers among investment options. (Sections 4(a), Appendix Tax)
✓	Tax deferral on your investments until you withdraw your money (subject to possible IRS penalty). (Sections 4(c), Appendix Tax)
✓	Several optional living benefits that provide guaranteed withdrawals over a fixed or an indeterminate time period. (Sections 2 & 6, Appendices B and C)
✓	Annuity Payouts over a fixed or an indeterminate time period. (Section 4(e))
✓	Different Death Benefits. (Sections 2, 5(f), 6, 7(b) & 7(c), Appendices B and C)
b. Optional Features Previously Available

Optional Feature	General Purpose
MAV/MAV Plus*	Guaranteed Minimum Death Benefit that ratchets up based on performance
Principal First*	Guaranteed Minimum Withdrawal Benefit with periodic step-up rights
Principal First Preferred*	Guaranteed Minimum Withdrawal Benefit
Lifetime Income Builder Selects*	Guaranteed Minimum Lifetime Withdrawal Benefit (aka Lifetime Withdrawal Feature) with limited annual step-up rights
Lifetime Income Builder Portfolios*	Guaranteed Minimum Lifetime Withdrawal Benefit (aka Lifetime Withdrawal Feature) with full annual step-up rights
Lifetime Income Builder*	Guaranteed Minimum Lifetime Withdrawal Benefit
Lifetime Income Builder II*	Guaranteed Minimum Lifetime Withdrawal Benefit with limited annual step-up rights
Lifetime Income Foundation*	Guaranteed Minimum Lifetime Withdrawal Benefit
*    No longer available for sale.
Partial Surrenders taken prior to the Lifetime Eligibility Date or in excess of the available Lifetime Benefit Payment will reduce the Guaranteed Minimum Death Benefit by an amount greater than the amount withdrawn as a result of a proportionate reduction.
Optional features are subject to restrictions that may limit or eliminate the availability of these benefits. Optional features selected are identified on your application and Contract. Not every optional feature was available from your Financial Intermediary and may be subject to additional restrictions. For more information, see Section 5, 6 and Appendices B and C.
c. Investment Options (Sections 3, 4(a) & Appendices II & A)
You may invest in:

✓	Funds with different investment strategies, objectives and risk/reward profiles.
✓	In certain circumstances, you were able to invest in a Fixed Accumulation Feature. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
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d. Charges and Fees (Sections 2, 4(b), 4(c) & Appendices II & A)
You will pay the following types of fees:

✓	Sales charges (varies by Contract version)
✓	Contract expenses (varies by Contract version)
✓	Optional rider fees (if selected)
✓	Fund expenses
Here are a few suggestions that might make it easier for you to use this prospectus:

✓
We use a lot of defined terms to describe how this variable annuity works. These terms are capitalized and described in the Definition section (section 7(a)). Unavoidably, we sometimes interchangeably use different terms that essentially mean the same thing (for instance, this variable annuity is also called a “Contract”).

✓
We include cross references to other sections to help describe certain aspects of this variable annuity in more detail. For example, we may describe an optional benefit in section 6 but examples of how it works are in Appendix I.

✓
Know what kind of variable annuity you purchased. We have noted what type of variable annuity (and in some instances, what series of variable annuity) this is on the cover page of this prospectus. This information will also appear in your Contract.

✓	The format and tables provided are designed to help you compare features. We have used a consistent question and answer format in sections 5 and 6 to make it easier to compare optional benefits. Appendix A is designed to compare and contrast different variations of this variable annuity.
e. Commissions for selling this variable annuity (Section 7(g) & Appendix A)
We paid a commission for selling this variable annuity and even though this product is no longer available for new sales, commissions may continue to be paid for past sales. Commissions vary based on a variety of factors such as whether they are paid up front or over time, the type of variable annuity sold and your age.
f. Surrender Offers
In 2013 and 2014 we made an Enhanced Surrender Value offers (“Offers”) to certain Contract Owners. The Offers provided you the option to fully surrender your Contract in return for an enhanced surrender value. The Offers are no longer available. We may make additional offers in the future that may be similar to the Offers or may be different than the Offers. We will notify you in writing if additional offers are available.
g. Can I defer my Annuity Commencement Date?
If you are eligible, you may elect a one-time deferral of your Annuity Commencement Date. To elect this option we must receive at our Administrative Office the Annuity Commencement Date Deferral Option Request Form In Good Order during the Election Period. The Election Period begins when we send you the Annuity Commencement Date Deferral Option ("Deferral Option") rider and ends on your Annuity Commencement Date. The Annuity Commencement Date Deferral Option rider will become effective on the Annuity Commencement Date. For more information, please see the section titled Annuity Commencement Date Deferral Option.
2. Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering your variable annuity. The first table describes the fees and expenses that you will pay at the time that you buy or Surrender this variable annuity. State premium taxes may also be deducted.
Contract Owner Transaction Expenses

Sales Charge Imposed on Purchases (as a percentage of Premium Payments)	None
$0 - $49,999	0%
$50,000 - $99,999	0%
$100,000 - $249,999	0%
$250,000 - $499,999	0%
$500,000 - $999,999	0%
$1,000,000+	0%
Contingent Deferred Sales Charge* (as a percentage of Premium Payments) First Year	7%
Second Year	7%
Third Year	7%
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Fourth Year	6%
Fifth Year	5%
Sixth Year	4%
Seventh Year	3%
Eighth Year	0%
Ninth Year	0%
Exchange Fee	None
*    Each Premium Payment has its own Contingent Deferred Sales Charge schedule.
Contract Owner Periodic Expenses
The next table describes the fees and expenses that you will pay periodically and on a daily basis (except as noted) during the time that you own this variable annuity, not including Fund fees and expenses.

	Series II/IIR	Series III
Annual Maintenance Fee (1)	$30	$30
Separate Account Annual Expenses (as a percentage of average daily Account Value)
Mortality and Expense Risk Charge	1.20%	1.15%
Administrative Charge	0.15%	0.20%
Total Separate Account Annual Expenses	1.35%	1.35%
Maximum Optional Charges (as a percentage of average daily Account Value)
Principal First Preferred Charge (2)	0.20%	0.20%
Principal First Charge (2)(3)(4)	0.75%	0.75%
MAV Plus Charge (5)	0.30%	0.30%
Total Separate Account Annual Expenses with optional benefit separate account charges	2.40%	2.40%
Maximum Optional Charges (6) (as a percentage of Benefit Amount or Payment Base(7))
Lifetime Income Foundation Charge (2)	0.30%	0.30%
Lifetime Income Builder II Charge (2)(3)	0.75%	0.75%
Lifetime Income Builder Charge (2)(3)	0.75%	0.75%
Lifetime Income Builder Selects (2)(3)(6)
Single Life Option Charge	1.50%	1.50%
Joint/Spousal Life Option Charge	1.50%	1.50%
Lifetime Income Builder Portfolios (2)(3)(6)
Single Life Option Charge	1.50%	1.50%
Joint/Spousal Life Option Charge	1.50%	1.50%
(1)Fee waived if Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract.
(2) You may not own more than one of these optional riders at the same time.
(3) Current rider charges are:Lifetime Income Builder - 0.75%; Lifetime Income Builder II - 0.75%; Principal First - 0.75%: Current charges for Lifetime Income Builder Selects and Lifetime Income Builder Portfolios (Single and Joint/Spousal Options) are 1.50%. Your rider charge may be lower if you chose to decline a rider fee increase.
(4) If you elected this rider between August 5, 2002 and January 29, 2004, the annual charge was 0.35% of your Contract Value invested in the Sub-Accounts. If elected between January 30, 2004 and February 16, 2009, the annual charge was 0.50% of your Contract Value invested in the Sub-Accounts. As of February 17, 2009, the annual charge for this rider was increased to 0.75% of your Contract Value invested in the Sub-Accounts. This charge applied to newly elected riders and at the time you elected to “step-up” the rider Benefit Amount. See “Principal First-Step Up” for more information.
(5) MAV Plus Death Benefit is not available in Washington and Minnesota. A different Death Benefit called the MAV Death Benefit is available instead. The charge for MAV Death Benefit is the same. Please see Section 5.a MAV Plus Death Benefit for more information.
(6) Charge deducted on each Contract Anniversary and when you fully Surrender your Contract.
(7) See “Does the Benefit Amount/Payment Base change under this rider?” in Section 6 for a description of the terms “Benefit Amount” and “Payment Base."

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The following tables show the minimum and maximum total fund operating expenses charged by the Funds that you may pay on a daily basis during the time that you own this variable annuity. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund. Please see Appendix A for a complete list of Funds available under the Contract.

Leaders II/IIR/III	Minimum	Maximum
Total Annual Fund Operating Expenses
(expenses that are deducted from Sub-Account assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.35%	1.22%

Wells Fargo Leaders I/IR/II	Minimum	Maximum
Total Annual Fund Operating Expenses
(expenses that are deducted from Sub-Account assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.35%	1.38%

Leaders / Chase I/II	Minimum	Maximum
Total Annual Fund Operating Expenses
(expenses that are deducted from Sub-Account assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.35%	1.22%

Classic Leaders	Minimum	Maximum
Total Annual Fund Operating Expenses
(expenses that are deducted from Sub-Account assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.35%	1.22%

Leaders Select	Minimum	Maximum
Total Annual Fund Operating Expenses
(expenses that are deducted from Sub-Account assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.35%	1.22%

Huntington Leaders	Minimum	Maximum
Total Annual Fund Operating Expenses
(expenses that are deducted from Sub-Account assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.35%	1.95%

Select Leaders V	Minimum	Maximum
Total Annual Fund Operating Expenses
(expenses that are deducted from Sub-Account assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.35%	1.22%
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EXAMPLE
This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities.
Let’s say, hypothetically, that your annual investment return is 5% and that your fees and expenses today were as high as possible.
The example illustrates the effect of fees and expenses that you could incur (other than taxes). Your actual fees and expenses may vary. For every $10,000 invested, here’s how much you would pay under each of the three scenarios posed:
Leaders II/IIR/III, Leaders / Chase, Classic Leaders, Leaders Select and Select Leaders V:
(1) If you Surrender your Contract at the end of the applicable time period:

1 year	$1,120
3 years	$2,081
5 years	$2,860
10 years	$4,819
(2) If you annuitize at the end of the applicable time period:

1 year	$294
3 years	$1,251
5 years	$2,212
10 years	$4,633
(3) If you do not Surrender your Contract:

1 year	$477
3 years	$1,435
5 years	$2,397
10 years	$4,819

Huntington Leaders
(1) If you Surrender your Contract at the end of the applicable time period:

1 year	$1,188
3 years	$2,277
5 years	$3,180
10 years	$5,422
(2) If you annuitize at the end of the applicable time period:

1 year	$369
3 years	$1,465
5 years	$2,554
10 years	$5,240
(3) If you do not Surrender your Contract:

1 year	$551
3 years	$1,647
5 years	$2,736
10 years	$5,422

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Wells Fargo Leaders
(1) If you Surrender your Contract at the end of the applicable time period:

1 year	$1,135
3 years	$2,123
5 years	$2,930
10 years	$4,948
(2) If you annuitize at the end of the applicable time period:

1 year	$311
3 years	$1,298
5 years	$2,287
10 years	$4,764
(3) If you do not Surrender your Contract:

1 year	$493
3 years	$1,481
5 years	$2,470
10 years	$4,948

Condensed Financial Information
When Premium Payments (and any applicable Payment Enhancements) are credited to your Funds, they are converted into Accumulation Units by dividing the amount of your Premium Payments (and any applicable Payment Enhancements), minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see Section 4(a). Please refer to Appendix II for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us.
Available Information
We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting at the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
3. General Information
The Company
We are a stock life insurance company. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. Talcott Resolution Life and Annuity Insurance Company is authorized to do business in all states of the United States except New York, the District of Columbia and Puerto Rico. Talcott Resolution Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. In May 2018 Talcott Resolution Life Insurance Company (formerly Hartford Life Insurance Company) and Talcott Resolution Life and Annuity Insurance Company (formerly Hartford Life and Annuity Insurance Company) were renamed when they was sold by Hartford Financial Services Group, Inc. to a consortium of investors. Talcott Resolution Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Windsor, Connecticut. Not all Contracts were available from each issuing company. Neither company cross guarantees the obligations of the other. We are ultimately controlled by Henry Cornell, David I. Schamis, and Robert E. Diamond.
The Company has primary responsibility for all administration of the Contracts and the Separate Accounts.  The Company has entered into a master services agreement with Cognizant Worldwide Limited (1 Kingdom Street, Paddington Central, London, United Kingdom W2 6BD) whereby its affiliate Cognizant Technology Solutions U.S. Corporation provides certain electronic data management services and other support services.
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the
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cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The General Account
The Fixed Accumulation Feature is part of our General Account. Any amounts that we are obligated to pay under the Fixed Accumulation Feature and any other payment obligation we undertake under the Contract are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
The Separate Account
The Sub-Accounts are part of Talcott Resolution Life and Annuity Insurance Company Separate Account Seven, a segregated asset account of Talcott Resolution. The Separate Account was registered as a unit investment trust under the 1940 Act on April 1, 1999. The Separate Account meets the definition of “separate account” under federal securities laws. The Separate Account holds only assets for variable annuity contracts.
The Separate Account:
• is credited with income, gains and losses credited to, or charged against, the Separate Account that reflect the Separate Account's own investment experience and not the investment experience of our other assets, including our General Account or our other separate accounts; and
• may not be used to pay any of our liabilities other than those arising from the Contracts and other variable annuities supported by the Separate Account.
Talcott Resolution is obligated to pay all amounts guaranteed to investors under the Contract. We do not guarantee the investment results of any Separate Account.
The Funds
At the time you purchased your Contract, you allocated your Premium Payments to Sub-Accounts. These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you can buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution fees and operating expenses. Please contact us to obtain a copy of the prospectuses for each Fund. You should read these prospectuses carefully before investing. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all Contract classes. Please see Appendix A for more information.
Mixed and Shared Funding — Fund shares may be sold to our other separate accounts or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as “mixed and shared funding.” As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and other contract owners investing these Funds. If a material conflict arose, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:
•Notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted.
•Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.
•Arrange for the handling and tallying of proxies received from Contract Owners.
•Vote all Fund shares attributable to your Contract according to timely instructions received from you, and
•Vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of
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proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the underlying funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Contract Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees and Payments We Receive from Funds and related parties — We receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as “revenue sharing” payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds on the overall menu make payments to Talcott Resolution. We receive these payments and fees under agreements between us and a Fund’s principal underwriter transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.55% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under distribution and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. Talcott Resolution expects to make a profit on the amount of the fees and payments that exceed Talcott Resolution’s own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2020, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):
AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services Inc., BlackRock Advisors, LLC, BlackRock Investment, LLC, Columbia Management Distributors, Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, Hartford HLS Funds, The Huntington Funds, Invesco Advisors Inc., Invesco Distributors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, JPMorgan Investment Advisors, Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.
Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by us varies by Fund and we may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2020, and are not expected to exceed 0.40% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $75 from that Fund). For the fiscal year ended December 31, 2020, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $79 million.
Fixed Accumulation Feature
As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for contracts issued in Massachusetts. Any Contract Value currently invested in the Fixed Accumulation Feature may remain.
The following information applies only for Contract Value allocated to or in the Fixed Accumulation Feature as of October 4, 2013.
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Important Information You Should Know: The Fixed Accumulation Feature is not registered under the 1933 Act and the Fixed Accumulation Feature is not registered as an investment company under the 1940 Act. The Fixed Accumulation Feature or any of its interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act. The following disclosure about the Fixed Accumulation Feature may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The Fixed Accumulation Feature is not offered in all Contracts and is not available in all states.
Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in the General Account. Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors.
We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State’s minimum non-forfeiture requirements. Non-forfeiture rate vary from state to state. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. If you are invested in the Fixed Accumulation Feature, we send you notice of the Fixed Accumulation Feature credited rate annually. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments, regulatory and tax requirements, and competitive factors.
We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a “first-in first-out” basis.
Important: Any interest credited to amounts you allocate to the Fixed Accumulation Feature in excess of the minimum guaranteed interest rate will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Accumulation Feature may not exceed the minimum guaranteed interest rate for any given year. The Fixed Accumulation Feature interest rates may vary by State. While we do not charge a separate fee for investing in the Fixed Accumulation Feature, our expenses associated with offering this feature are factored into the Fixed Accumulation Feature.
From time to time, we may credit increased interest rates under certain programs established in our sole discretion.
4. The Contract
a. Purchases and Contract Value
Who could buy this Contract?
This Contract is no longer available for sale. The Contract is an individual or group tax-deferred variable annuity Contract. It was designed for retirement planning purposes and was available for purchase by any individual, group or trust, including:
•Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;
•Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code. We no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts or additional Premium Payments into any individual annuity contract funded through a 403(b) plan;
•Individual Retirement Annuities adopted according to Section 408 of the Code;
•Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and
•Certain eligible deferred compensation plans as defined in Section 457 of the Code.
The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts were able to purchase Contracts that were not part of a tax qualified retirement plan. These are known as non-qualified Contracts.
If you purchased the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.
Refer to Appendix A for more information about the different forms of contracts we offered.
How was this Contract Purchased?
The Contract was only available for purchase through a Financial Intermediary.
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Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.
We will not accept Premium Payments in the aggregate of $1 million or more unless we provide prior approval. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your Premium Payment:
•if total Premium Payments aggregated by social security number or taxpayer identification number equal $1 million or more; and
•for all applications where the Owner or joint Owner are non-resident aliens.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state and may result in you not receiving important notices about your Contract.
Description of the Right to Cancel provision you had when you Purchased your Contract
If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.
Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Day we receive your request to cancel and will refund any sales or Contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.
If you cancel a Plus Contract, we will recapture any Payment Enhancements we previously credited to your Contract, and you will assume the risk of any investment loss on those Payment Enhancements.
Replacement of Annuities
A "replacement" occurs when a new contract is purchased and, in connection with the sale, an existing contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new annuity contract involves the use of the funds obtained from the values of an existing annuity contract through Withdrawal, Surrender or loan.
There are circumstances in which replacing your existing annuity contract can benefit you. However, a replacement may not be in your best interest. Accordingly, you should make a careful comparison of the cost and benefits of your existing contract and the proposed contract with the assistance of your financial and tax advisers to determine whether replacement is in your best interest. You should be aware that the person selling you the new contract will generally earn a commission if you buy the new contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.
You should also note that once you have replaced your variable annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable annuity contract during your "free look" period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered contract if the owner chooses to reject their new variable annuity contract during their "free look" period.
How are Premium Payments applied to your Contract?
If we receive your subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Premium Payments based on your last instructions on record. We will send you a confirmation when we invest your Premium Payments.
How is the value of your Contract calculated before the Annuity Commencement Date?
The Contract Value is the sum of the value of the Fixed Accumulation Feature, if applicable, and all Funds. There are two things that affect your Contract Value: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the Funds.
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When Premium Payments are credited to your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting partial or full Surrenders, settling a Death Benefit claim or by annuitizing your Contract.
To determine the current Accumulation Unit Value, we take the prior Valuation Day’s Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:
•The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; reduced
•The net asset value per share of each Fund at the end of the prior Valuation Day; reduced by
•Contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, divided by the number of days in the year multiplied by the number of days in the Valuation period.
We will send you a statement at least annually.
What other ways can you invest?
You may enroll in the following features (sometimes called a “Program”) for no additional fee. Not all Programs are available with all Contract variations.
InvestEase
This electronic funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time. The minimum amount for each transfer is $50. You can elect to have transfers made into any available Fund.
Static Asset Allocation Models
This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Asset allocation models can be based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods, or can be based on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories. Please see Appendix F for models that are available to you.
If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model. You may invest in an asset allocation model through the Dollar Cost Averaging Program where the Fixed Accumulation Feature is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the Automatic Income Program.
You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.
You may be required to invest in an acceptable asset allocation model as a condition for electing and maintaining certain guaranteed minimum withdrawal benefits. Such requirements and conditions help us limit our risk to an acceptable level so that we can offer the guaranteed minimum withdrawal benefit. They are intended to reduce the risk of investment losses that could require us to use our General Account assets to pay amounts due under the guaranteed minimum withdrawal benefit rider to your Contract.
If we change an asset allocation model required for maintaining a guaranteed minimum withdrawal benefit, the changes will not be applied to your existing Fund allocations. You may be required to elect a new asset allocation model in order to continue to maintain your guaranteed minimum withdrawal benefit. We will give you advance notice of the changes.
Your investments in an asset allocation model will be rebalanced quarterly to reflect the model’s original percentages and you may cancel your model at any time subject to investment restrictions for maintaining certain guaranteed minimum withdrawal benefits.
We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.
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While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to "What Restrictions Are There on your Ability to Make a Sub-Account Transfer?" for more information.
You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Investment Professional. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.
•Asset Rebalancing
In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time.
•Dollar Cost Averaging
We offer two dollar cost averaging programs:
•Fixed Amount DCA
•Earnings/Interest DCA
Fixed Amount DCA - This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into a different Fund. This program begins approximately 15 days following the next monthly Contract Anniversary from the day the enrollment requested is established unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.
Earnings/Interest DCA - This feature allows you to regularly transfer (monthly or quarterly) the interest earned from your investment in the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into another Fund. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.
Automatic Income Program
This systematic withdrawal feature allows you to make partial Surrenders up to 10% of your total Premium Payments each Contract Year without a CDSC. You can designate the Funds to be surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The minimum amount of each Surrender is $100. Amounts taken under this program will count towards the Annual Withdrawal Amount, and if received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may satisfy Code Section 72(t)/(q) requirements by enrolling in this program. Your level of participation in this program may result in your exceeding permissible withdrawal limits under certain optional withdrawal riders.
Other Program considerations
•You may terminate your enrollment in any Program at any time.
•We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:
•any Fund is merged or substituted into another Fund - then your allocations will be directed to the surviving Fund; or
•any Fund is liquidated - then your allocations will be directed to any available money market Fund (subject to applicable law).
• If we terminate your asset allocation model Program, then your allocations to the Funds in that model will remain invested in those Funds unless we receive instructions from you.
You may always provide us with updated instructions following any of these events.
•Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.
•We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you. Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which model portfolio is best for you.
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Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each model portfolio is intended to maximize returns given various levels of risk tolerance, a model portfolio may not perform as intended. Market, asset class or allocation option class performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause a model portfolio to be ineffective or less effective in reducing volatility. A model portfolio may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of model portfolios can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the model portfolios. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular fund, see that Fund’s prospectus.
•Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employee Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any model portfolios. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any model portfolio with governing plan documents.
•These Programs may be adversely affected by Fund trading policies.
Can you transfer from one Fund to another?
During those phases of your Contract when transfers are permissible, you may make transfers between Funds according to the following policies and procedures, as they may be amended from time to time. In addition, there may be Investment Restrictions applicable to your Contract in conjunction with certain riders as described in this prospectus.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us. We also combine many of the purchases of that particular Fund for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer”, however, you cannot transfer the same Contract Value more than once a Valuation Day.
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Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account	No
Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the “Transfer Rule”) by U.S. Mail, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution, or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that Fund’s trading policy.
We are obligated to follow each Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund’s trading policy. Please refer to each Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.
In certain circumstances, Fund abusive trading policies do not apply or may be limited. For instance:
•Certain types of financial intermediaries may not be required to provide us with shareholder information.
•“Excepted funds” such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.
•A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of “dollar cost averaging” programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.
Possibility of Undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,
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•Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable annuities and types of Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.
•These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.
•In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (“Participants”) or enforce the Transfer Rule because we do not keep Participants’ account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.
How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Fixed Accumulation Feature Transfers — If applicable, during each Contract Year, you may make transfers out of the Fixed Accumulation Feature to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:
•30% of the Contract Value in the Fixed Accumulation Feature as of the last Contract Anniversary or Contract issue date or the largest sum of your prior transfers. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. These restrictions also apply to systematic transfers except for certain programs specified by us; or
•An amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.
We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs.
If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer any amount up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.
We may defer transfers and Surrenders from the Fixed Accumulation Feature for up to 6 months from the date of your request.
As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Values in the Fixed Accumulation Feature to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.
If you elect the Deferral Option, at least 80% of your Contract Value must be invested in Sub-Accounts on the original Annuity Commencement Date. That is, no more than 20% of the Contract Value may be allocated to the Fixed Accumulation Feature on the original Annuity Commencement Date. Any amount over 20% of Contract Value allocated to the Fixed Accumulation Feature on the original Annuity Commencement Date will be moved out of the Fixed Accumulation Feature via a Dollar Cost Averaging program with a duration of six months or less according to the instructions that you provide to us on the Annuity Commencement Date Deferral Option Request Form. Any existing restriction on the maximum amount transferable from the Fixed Accumulation Feature during any Contract Year will be waived on and after the original Annuity Commencement Date. The Contract Value is calculated on the Valuation Day immediately before the transfer.
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Telephone and Internet Transfers — Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgment we return to you. If the time and date indicated on the acknowledgment is before the end of any Valuation Day, the instructions will be carried out at the end of that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgment, you should contact us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your Investment Professional. Any oral communication should be reconfirmed in writing.
Telephone or Internet transfer requests may currently only be canceled by calling us before the end of the Valuation Day you made the transfer request.
We and our agents are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Power of Attorney — You may authorize another person to conduct financial and other transactions on your behalf by submitting a copy of a power of attorney (POA) executed by you that meets the requirements of your resident state law. Once we have the POA on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated agent (attorney-in-fact). We reserve the right to request an affidavit or certification from the agent that the POA is in effect when the agent makes such transactions. You may instruct us to discontinue honoring the POA at any time.
b. Charges and Fees
Mortality and Expense Risk Charge
We deduct a daily charge for assuming mortality and expense risks under the Contract. This charge is deducted from your Sub-Account Value.
The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:
•Mortality Risk - There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.
•Expense Risk - We also bear an expense risk that the CDSCs, if applicable, and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.
Annual Maintenance Fee
The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and your Account. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.
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We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.
Administrative Charge
We apply a daily administration charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge. This charge compensates us for administrative expenses that exceed revenues from the Annual Maintenance Fee described above.
Premium Taxes
The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Sales Charges
We offer three contract variations that have a CDSC (these forms of contract are called “Outlook”, “Plus” and our base contract (which does not have a separate marketing name but is sometimes referred to in this prospectus as the “Core” version)), one contract version has a front end sales charge (called “Edge”) and one contract version has no sales charge (called “Access”). These types of charges (and any available reductions or waivers) are described in Section 2.
Charges Against the Funds
Annual Fund Operating Expenses - The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds’ prospectuses.
Changes in Charges if you Elect the Annuity Commencement Date Deferral Option
If you elect the Deferral Option, then upon the original Annuity Commencement Date, Principal First and Principal First Preferred riders as well as all other living benefits and optional death benefits are terminated and the associated rider charges will no longer be assessed.
Other disclosure specific to Invesco V.I. Government Money Market Fund
The Invesco V.I. Government Money Market Fund uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions or exchanges. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the 1940 Act. Further detail regarding these changes is set forth in the Fund's prospectus. We may postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions in compliance with rules of the SEC or an order of the SEC.
Reduced Fees and Charges
We may offer, in our discretion, reduced fees and charges including, but not limited to, CDSCs, the Mortality and Expense Risk Charge, the Annual Maintenance Fee, and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.
Please see "Fee Table” for a description of charges and fees.
c. Surrenders
What kinds of Surrenders are available?
Before the Annuity Commencement Date:
Full Surrenders - When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, CDSCs, a prorated portion of optional benefit charges, if applicable and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
Partial Surrenders - You may request a partial Surrender of Contract Value at any time before the Annuity Commencement Date. We will deduct any applicable CDSC. However, on a noncumulative basis, you may make partial Surrenders during any Contract Year, up to the Annual Withdrawal Amount allowed and the CDSC will not be assessed against such amounts.
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Surrender of Contract Values in excess of the Annual Withdrawal Amount and additional surrenders made in any Contract Year will be subject to the CDSC. You can ask us to deduct the CDSC from the amount you are Surrendering or from your remaining Contract Value. If we deduct the CDSC from your remaining Contract Value, that amount will also be subject to CDSC. This is our default option.
Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 7.b. (State Variations) for additional details.
There are several restrictions on partial Surrenders before the Annuity Commencement Date:
•The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and
•After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after a Surrender.
Your resulting standard Death Benefit will be reduced proportionately if you Surrender the majority of your Contract Value. See sections 5 and 6 for information regarding the impact of Surrenders to Death Benefits and optional benefits.
Under certain circumstances we had permitted certain Contract Owners to reinstate their Contracts when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to us. As of October 4, 2013, we no longer allow Contract Owners to reinstate their Contracts when a Contract Owner requests a Surrender (either full or Partial).
After the Annuity Commencement Date:
Full Surrenders - You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable CDSCs. The Commuted Value is determined on the day we receive your written request for Surrender.
Partial Surrenders - Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Options. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the “Period Certain” for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.
Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 7.b. (State Variations) for additional details.
To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.
We will deduct any applicable CDSCs.
If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.
These options may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.
Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.
Does the Invesco V.I. Government Money Market Fund impose a fee or gate for redemption?
The Invesco V.I. Government Money Market Fund uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions or exchanges. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the 1940 Act. Further detail regarding these changes is set forth in the Fund's prospectus. We may postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions in compliance with rules of the SEC or an order of the SEC.
How do you request a Surrender?
Requests for full Surrenders terminating your Contract must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.
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We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund’s plan of liquidation, in compliance with rules of the SEC or an order of the SEC.
We may defer payment of any amounts from the Fixed Accumulation for up to six months from the date of the request to Surrender. If we defer payment for more than thirty days, we will pay interest of at least 3% per annum on the amount deferred.
Written Requests — Complete a Surrender form or send us a letter, signed by you, stating:
•the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,
•your tax withholding amount or percentage, if any, and
•your disbursement instructions, including your mailing address.
You may submit this form via mail or fax.
Unless you specify otherwise, we will provide the dollar amount you want to receive after applicable taxes and charges as the default option.
If there are joint Owners, both must authorize these transactions. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.
Telephone or Internet Requests — To request a partial Surrender by telephone or internet, we must have received your completed Internet Partial Withdrawal/Telephone Redemption Authorization Form. If there are joint Owners, both must sign the form. By signing the form, you authorize us to accept telephone or internet instructions for partial Surrenders from either Owner. Telephone or Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone or internet Surrenders.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We may modify the requirements for telephone and/or internet redemptions at any time.
Telephone and internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.
Completing a Power of Attorney for another person to act on your behalf may prevent you from making Surrenders via telephone and internet.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders. If you make a Surrender prior to age 59½, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59½ may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. Consult your personal tax adviser to determine whether a Surrender is permissible, with or without federal income tax penalty.
If you own more than one Contract issued by us in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.
Internal Revenue Code section 403(b) annuities - As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59½, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59½ ). Distributions prior to age 59½ due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.
We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.
d. Annuity Commencement Date Deferral Option
Effective February 11, 2017, we began allowing eligible Contract Owners to defer their Annuity Commencement Date pursuant to the provisions outlined below. If you elect the Deferral Option, you may defer your Annuity Commencement Date to the Annuitant’s 100th birthday.
We will notify you prior to your Annuity Commencement Date of the options available to you at your Annuity Commencement Date. During the Election Period, which begins when we send you the Deferral Option rider and ends on your Annuity Commencement Date (“Election Period”), and which will begin at least ninety days before your Annuity Commencement Date, you may choose any of the available options.
We may withdraw the Deferral Option at any time.
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If one of the options available at that time is the Deferral Option and the following conditions are met during the entirety of the Election Period, you may elect the Deferral Option:
•You own one or more eligible contracts issued by Talcott Resolution Life Insurance Company or Talcott Resolution Life and Annuity Insurance Company
•The Deferral Option is not available if you have elected any of the following living benefit riders: Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Foundation, Lifetime Income Builder Portfolios, Lifetime Income Builder Selects;
•You have not elected the Deferral Option previously;
•Your beneficiaries have not elected a death benefit settlement option;
•You are within 90 days of your Annuity Commencement Date and you are at least 90 years old on your Annuity Commencement Date;
•The state in which your Contract was issued has approved the Deferral Option rider;
•We must receive your signed Annuity Commencement Date Deferral Option Request Form in Good Order at our Administrative Office to elect the Deferral Option. We must receive the Annuity Commencement Date Deferral Option Request Form on any Valuation Day up to and including the Annuity Commencement Date, provided we receive it no later than 4:00 p.m. Eastern Time or, if earlier, the close of the New York Stock Exchange on the Annuity Commencement Date. If the Annuity Commencement Date falls on a non-Valuation Day we must receive it by the prior Valuation Day;
•You must not be beyond your Annuity Commencement Date or have annuitized your Contract;
•You must be a customer of a Financial Intermediary in accordance with our records;
•The Contract is not owned by a Charitable Remainder Trust (The Annuity Commencement Date of these contracts is the Annuitant's 100th birthday); and
•During the Election Period, we have not received a request to process additional Premium Payments through a 1035 exchange, direct transfer or direct rollover.
While we have described the Deferral Option, this does not signify that your state has approved the Deferral Option rider and does not mean that the Deferral Option will be available in the future even if the rider has been approved by your state. Approval by your state is not an endorsement by that state of the Deferral Option.
As you approach your Annuity Commencement Date if you have questions about whether or not this option is available in your state, please call us at 1-800-862-6668.
If you are eligible for the Deferral Option and if you properly elect the Deferral Option, the following changes to your contract will occur on your Annuity Commencement Date:
•Your Annuity Commencement Date will be deferred to the Annuitant’s 100th birthday ("the Deferred Annuity Commencement Date");
•All living benefit riders and all optional Death Benefit riders and their associated fees will terminate. No previously paid fees will be refunded. Specifically:
•The Death Benefit described in your Contract and any optional Death Benefits will be terminated and the new Death Benefit will be the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the Death Benefit amount will be subject to market fluctuations;
•All optional Death Benefit rider charges will no longer be assessed;
•Principal First and Principal First Preferred riders including any guaranteed income benefit, death benefit settlement option and any annuitization option under these riders (i) will be terminated in their entirety; (ii) the charge for these riders will no longer be assessed; and (iii) your contract will then be subject to the contract minimum rules. If you are receiving Automatic Income Payments under Principal First or Principal First Preferred riders, you may continue to do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your contract and pay the full Surrender Value. The contract minimum is generally $500, but varies by state and may be charged in the future in our sole discretion, with notice to you. The minimum may be obtained by calling us at 1-800-862-6668;
•At least 80% of your Contract Value must be invested in Sub-Accounts. That is, no more than 20% of your Contract Value may be allocated to the Fixed Accumulation Feature. Any amount over 20% of Contract Value allocated to the Fixed Accumulation Feature on the Annuity Commencement Date will be moved out of the Fixed Accumulation Feature via a Dollar Cost Averaging program with a duration of six months or less according to the
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instructions that you provide to us on the Annuity Commencement Date Deferral Option Request Form. Any existing restriction on the maximum amount transferable from the Fixed Accumulation Feature during any Contract Year will be waived on and after the Annuity Commencement Date. The Contract Value is calculated on the Valuation Day immediately before the transfer;
•Similarly, if there is a Dollar Cost Averaging Program already established from the Fixed Accumulation Feature it will be terminated. You may begin a new Dollar Cost Averaging Program by contacting us after the Annuity Commencement Date;
•The default annuitization option for Qualified Contracts is the Life Annuity with Payments for a Period Certain Annuity Payout Option with a five year period certain. The default annuitization option for non-Qualified Contracts is the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten year period certain. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date;
•If you elect the Deferral Option, premium taxes, if not previously deducted, will be deducted on your Deferred Annuity Commencement Date and not on your Annuity Commencement Date; and
•If you choose the Deferral Option, full and partial Surrenders may be made up to the Deferred Annuity Commencement Date.
•The ability to elect the Deferral Option may not be available in every State. The Deferral Option may be cancelled or withdrawn at any time by us without prior notification from us, except that we will not withdraw the option for any Contract Owner who has been offered the option at the beginning of the Election Period preceding the Annuity Commencement Date.
•If you elect the Deferral Option and if your Spouse continues the Contract after the Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100th birthday.
•If you elect the Deferral Option and if the Contingent Annuitant continues the Contract after the Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s 100th birthday.
•Once elected, in the event the Contingent Annuitant becomes the Annuitant and in the absence of a written election to the contrary, the Deferred Annuity Commencement Date will be the fifteenth day of the month coincident with or next following the Contingent Annuitant’s 100th birthday.
Please note that if you elect the Deferral Option, then, after your Annuity Commencement Date, the Contract terms described above will be modified. All inconsistent terms set forth in this Prospectus will not apply after your Annuity Commencement Date.
We encourage you to review the Deferral Option with your tax adviser regarding the tax consequences of electing the Deferral Option.
This Deferral Option will not be appropriate for all Contract Owners, and it may not be in your best interest to elect the Deferral Option.
Other Considerations
•We cannot recommend whether or not the Deferral Option is the right choice for you. Please discuss the merits of the Deferral Option with your Financial Intermediary and tax adviser to be sure that the Deferral Option is suitable for you based on your particular circumstances;
•It is possible that the IRS could characterize the deferral of your annuity commencement date as a deemed exchange of your contract. Therefore, if your contract was issued prior to 1989, you should discuss the possible loss of any grandfathered rights related to your current contract with your tax adviser. In addition, if you elect the Deferral Option for more than one contract in the same year and the IRS were to characterize the deferral of your annuity commencement dates as a deemed exchange of your contracts, your contracts may be aggregated for the purposes of determining the taxability of any future distributions;
•It is possible that the selection of an Annuity Commencement Date at certain advanced ages could result in the Contract not being treated as an annuity for tax purposes; therefore, you should consult with your tax adviser;
•Whether the advantages of deferring the Annuity Commencement Date outweigh any other option available to you at that time including liquidation or choosing an Annuity Payout Option;
•Whether the advantages of deferring the Annuity Commencement Date outweigh the disadvantages, including the loss of all Death Benefits in excess of Contract Value, the loss of all living benefits and the constraints on investments into the Fixed Accumulation Feature;
•Whether you have other assets to meet your future income needs;
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•Whether you will change your mind. Once you have elected the Deferral Option, you will not have the ability to reinstate the Principal First or Principal First Preferred rider or reverse any other changes made to your Contract on the Annuity Commencement Date;
•In your evaluation of the Deferral Option, you should consult with your Financial Intermediary and tax adviser and potentially any Beneficiaries named in the Contract;
•The Deferral Option may not be available in all states, through all Financial Intermediaries or for all contracts;
•Financial Intermediaries do not receive additional compensation if you choose the Deferral Option, but continue to receive existing compensation throughout the deferral period;
•If you choose an Annuity Payout Option, you cannot later elect the Deferral Option; and
•If you elect the Deferral Option, you may choose any then available Annuity Payout Options at or before the Deferred Annuity Commencement Date; however, you cannot elect to defer your Deferred Annuity Commencement Date further. On your Deferred Annuity Commencement Date if you have a Qualified Contract, the default Annuity Payout Option is a Life Annuity with Payments for a Period Certain Payout Option with period certain of five years. If you have a non-Qualified Contract, the default Annuity Payout Option is the Life Annuity with Payments for a Period Certain Payout Option with a ten year period certain. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date.
e.    Annuity Payouts
When you “annuitize” your Contract, you begin the process of converting Accumulation Units in what is known as the “payout phase.” The payout phase starts with your Annuity Commencement Date and ends when we make the last payment required under your Contract. You should answer the following questions:
•When do you want Annuity Payouts to begin?
•Which Annuity Payout Option do you want to use?
•How often do you want the Payee to receive Annuity Payouts?
•Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?
Please check with your investment professional to select the Annuity Payout Option that best meets your income needs.
When do your Annuity Payouts begin?
Your Annuity Commencement Date cannot be earlier than:

✓	2nd Contract Anniversary - if choosing a fixed dollar amount Annuity Payout
✓	Immediately - if choosing a variable dollar amount Annuity Payout or be later than:

✓	Annuitant’s 90th birthday (or if the Contract Owner is a Charitable Remainder Trust, the Annuitant’s 100th birthday); or
✓	10th Contract Year (subject to state variation)
As of October 4, 2013 we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors.
Effective February 11, 2017, we began allowing eligible Contract Owners to defer their Annuity Commencement Date pursuant to the provisions outlined in the Annuity Commencement Date Deferral Option section above. If you elect the Deferral Option, you may defer your Annuity Commencement Date the Annuitant’s 100th birthday. Once elected, in the event the Contingent Annuitant becomes the Annuitant and in the absence of a written election to the contrary, the Deferred Annuity Commencement Date will be the fifteenth day of the month coincident with or next following the Contingent Annuitant’s 100th birthday.
•For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your original Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with Payments For a Period Certain Payout Option with period certain payments for five years. For non-Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with Payments For a Period Certain Payout Option with a ten year period certain.
The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
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All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
Proof of Survival
The payment of any annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.
Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.
Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.
Life Annuity With Payments for a Period Certain
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant’s age. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
Life Annuity with a Cash Refund
We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.
Joint and Last Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:
•Remain the same at 100%, or
•Decrease to 66.67%, or
•Decrease to 50%.
For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Joint and Last Survivor Life Annuity With Payments For a Period Certain
We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant’s age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:
•Remain the same at 100%, or
•Decrease to 66.67%, or
•Decrease to 50%.
For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
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Payments for a Period Certain
We agree to make payments for a specified time. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. The maximum period that you can select is 100 years minus your Annuitant’s age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
You cannot Surrender your Contract once Annuity Payouts begin, unless you have selected Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments For a Period Certain, or Payments For a Period Certain Annuity Payout Option. A CDSC, if applicable, may be deducted.
For certain qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
Automatic Annuity Payouts - If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.
For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us what Annuity Payout Option you want, we will pay you under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a five year period certain.
How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:
•monthly,
•quarterly,
•semi-annually, or
•annually.
Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
Do you want Annuity Payouts to be Fixed Dollar Amount or Variable Dollar Amount?
You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.
Fixed Dollar Amount Annuity Payouts - Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate set by us. Annuity purchase rates may vary based on the aspect of the Contract annuitized.
Variable Dollar Amount Annuity Payouts - Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:
•the Annuity Payout Option chosen,
•the Annuitant’s attained age and gender (if applicable),
•the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and
•the Assumed Investment Return (“AIR”).
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The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.
The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.
You can select one of the following AIRs offered, subject to state variations:

AIR	Annuity Unit Factor	AIR	Annuity Unit Factor	AIR	Annuity Unit Factor
3%	0.999919	5%	0.999866	6%	0.999840
The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.
Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.
After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with applicable transfer restriction policies.
Combination Annuity Payout - You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.
f.    Standard Death Benefits
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Owner, joint Owner, or the Annuitant, if applicable, dies before we begin to make Annuity Payouts. We calculate the Death Benefit when, and as of the date that, we receive a certified death certificate or other legal document acceptable to us. The Death Benefits described below are at no additional cost. Standard Death Benefits are automatically included in your Contract unless superseded by certain optional benefits. Terms and titles used in riders to your Contract may differ from those used in this prospectus.
The calculated Death Benefit will remain invested according to the Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary’s portion of the proceeds.
If you elect the Deferral Option, then on and after the original Annuity Commencement Date, your Death Benefit will equal the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations. No other Death Benefit, optional Death Benefits or living benefits apply. All optional Death Benefits, living benefits and their associated charges will terminate. Please see the section titled Annuity Commencement Date Deferral Option for more information.
The Premium Security Death Benefit
This standard Death Benefit is automatically issued if you and the Annuitant are all younger than age 81 when the Contract is issued. This Death Benefit is the highest of:
•Contract Value; or
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•Total Premium Payments adjusted for partial Surrenders; or
•The lesser of:
•Maximum Anniversary Value, or
•the sum of Contract Value plus 25% of Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death).
Please refer to Premium Security Death Benefit examples 1 - 2 in Appendix I.
The Asset Protection Death Benefit
This standard Death Benefit is automatically issued if you or the Annuitant are between ages 81 to 85 when the Contract is issued. This Death Benefit is the highest of:
•Contract Value; or
•The lesser of:
•Premium Payments (adjusted for partial Surrenders), or
•the sum of Contract Value plus 25% of total Premium Payments adjusted for partial Surrenders (excluding Premium Payments we receive within 12 months of death).
If one of the Owners and Annuitant is age 81 or older on the date we issue this Contract and one of the Owners and Annuitant is age 79 or younger on the date we issue this Contract; however, the Death Benefit payable upon the death of the younger of the Owners or Annuitant will be the lesser of Maximum Anniversary Value or the sum of Contract Value plus 25% of Maximum Anniversary Value.
Please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix I.
Maximum Anniversary Value
The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or the date of death, whichever is earlier.
The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:
•Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and
•Your Anniversary Value is reduced for any partial Surrenders since the Contract Anniversary.
The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.
Adjustments for Surrenders
We calculate the adjustments to your Maximum Anniversary Value for any Surrenders by reducing your Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Anniversary Value proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.
For examples of how this is applied for the Premium Security Death Benefit, please refer to Premium Security Death Benefit examples 1 - 2 in Appendix I and for the Asset Protection Death Benefit, please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix I.
We calculate the adjustment to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.
Additional Information about Death Benefits
We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed:
a.the aggregate Premium Payments, modified by adjustments for partial Surrenders under applicable contracts and riders; or
b.the aggregate Contract Value plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
In addition, there may be limitations on the aggregate death benefits if you purchased one or more contracts with an initial Premium Payment of less than $5,000,000 but you add Premium Payments or purchased additional contracts such that Premium Payments under the contracts aggregate to $5,000,000 or more. See your contract for more information.
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How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. When payment is taken in one lump sum, payment will be made within seven days of Our receipt of complete instructions, except when We are permitted to defer such payment under the Investment Company Act of 1940. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable by us. The Death Benefit amount remains invested according to the last instructions on file and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our “Talcott Resolution Pathways Program” (formerly "Safe Haven"). Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to the Talcott Resolution Pathways Program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the Fixed Accumulation Feature and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Talcott Resolution Pathways Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect under the Annuity Proceeds Settlement Option “Death Benefit Remaining with the Company” to leave proceeds from the Death Benefit invested with us for up to five or ten years from the date of death if death occurred before the Annuity Commencement Date. The available period (five or ten years) depends on whether the Contract is non-qualified or an IRA and the Owner's date of death. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying CDSCs, if any. We reserve the right to inform the IRS in the event that we believe that any Beneficiary has intentionally delayed delivering proper proof of death in order to circumvent applicable Code proceeds payment duties. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.
The Beneficiary of a non-qualified Contract may also elect the Single Life Expectancy Only option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations, qualifications and conditions. Not all beneficiaries will be able to elect this option.
If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below. Please see Section (C)(2)(f) Federal Tax Considerations in Appendix Tax for more information. If your Contract is qualified, please see "Information Regarding Tax-Qualified Plans" in "Appendix Tax" for additional information.
If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner’s death.
If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.
What should the Beneficiary consider?
Alternatives to the Required Distributions - The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary’s life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
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Spousal Contract Continuation - If the Owner dies and the Owner’s Spouse is a beneficiary, then the portion of the Contract payable to the Spouse may be continued with the Spouse as Owner, unless the Spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payment Option. For certain Contracts, if the Contract continues with the Spouse as Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract continuation will only apply one time for each Contract. If you do not name another Beneficiary at the time of continuation, the Beneficiary will default to your estate. If you elect the Deferral Option and if your Spouse continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100th birthday.
Who will receive the Death Benefit?
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.
If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.
If death occurs before the Annuity Commencement Date:

If the deceased is the . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving joint Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner	The Annuitant is living or deceased	Designated Beneficiary receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner and the Beneficiary predeceases the Contract Owner	The Annuitant is living or deceased	Contract Owner’s estate receives the Death Benefit.
Annuitant	The Contract Owner is living	There is no named Contingent Annuitant	The Contract Owner becomes the Contingent Annuitant and the Contract continues. The Contract Owner may waive this presumption and receive the Death Benefit.
Annuitant	The Contract Owner is living	The Contingent Annuitant is living	Contingent Annuitant becomes the Annuitant, and the Contract continues.
If you elect the Deferral Option and if the Contingent Annuitant continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s 100th birthday.
If death occurs on or after the Annuity Commencement Date:

If the deceased is the . . .	and . . .	then the . . .
Contract Owner	The Annuitant is living	Designated Beneficiary becomes the Contract Owner.
Annuitant	The Contract Owner is living	Contract Owner receives the payout at death, if any.
Annuitant	The Annuitant is also the Owner	Designated Beneficiary receives the payout at death, if any.
These are the most common scenarios. Some of the Annuity Payout Options may not result in a payout at death.
5. Optional Death Benefits
a.    MAV Plus
If you elect the Deferral Option, then on and after the original Annuity Commencement Date, your Death Benefit will equal the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations. No other Death Benefit, optional Death Benefits or living benefits apply. All optional Death Benefits, living benefits and their associated charges will terminate. Please see the section titled Annuity Commencement Date Deferral Option for more information.
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Objective
Refund net Premium Payments as well as some percentage of any Contract Value gains.
How does this rider help achieve this goal?
The Death Benefit will be the greater of the standard Death Benefit and MAV Plus Death Benefit. If you also elect any optional benefit rider, the Death Benefit will be the greater of such optional rider and this rider.
The MAV Plus Death Benefit is the greatest of:
A.Contract Value on the date we receive due proof of death.
B.Total Premium Payments adjusted for any partial Surrenders (see clause D below for a description of this adjustment).
C.Maximum Anniversary Value - The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or the date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments: (a) Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and (b) Anniversary Value is adjusted for any partial Surrenders since the Contract Anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.
D.Earnings Protection Benefit - The Earnings Protection Benefit depends on the age of you and/or your Annuitant on the date this rider is added to your Contract.
•If each is aged 69 or younger, the Death Benefit is the Contract Value on the date we receive due proof of death plus 40% of the lesser of Contract gain on that date and the cap.
•If you and/or your Annuitant are age 70 or older on the date this rider is added to your Contract, the benefit is the Contract Value on the date we receive due proof of death plus 25% of the lesser of Contract gain on that date and the cap.
We determine Contract gain by subtracting your Contract Value on the date you added this rider from the Contract Value on the date we receive due proof of death. We then deduct any Premium Payments and add adjustments for any partial Surrender made during that time. We make an adjustment for partial Surrenders if the amount of Surrender is greater than the Contract gain immediately prior to the Surrender. The adjustment is the difference between the two, but not less than zero.
We calculate the adjustment to your Maximum Anniversary Value for any Surrenders by reducing your Maximum Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Maximum Anniversary Value proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender. Please refer to the examples in Appendix I for illustrations of this adjustment.
The Contract gain that is used to determine your Death Benefit has a limit or cap. The cap is 200% of the following:
•the Contract Value on the date this rider was added to your Contract; plus
•Premium Payments made after this rider was added to your Contract, excluding any Premium Payments made within 12 months of the date we receive due proof of death; minus
•any adjustments for partial Surrenders.
If you elect MAV Plus, the Death Benefit will be the greater of the Premium Security Death Benefit and the MAV Plus Death Benefit.
For contracts issued in states where the MAV Plus Death Benefit is not available, the MAV Death Benefit is available at the same charge and is the greater of A, B and C, above.
When can you buy this rider?
The MAV Plus rider is closed to new investors (including to existing Owners).
This rider was only available at the time of issue and if you elected it, your choice was irrevocable.
Does electing this rider forfeit your ability to buy other riders?
No.
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Contract Value and is deducted daily. The charge for this rider continues to be deducted until we begin to make Annuity Payouts.
Does the Benefit Amount/Payment Base change under this rider?
No. This rider is not affected by the Benefit Amount or Payment Base.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No.
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Is this rider designed to pay you Death Benefits?
Yes.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
No.
What effect do partial or full Surrenders have on your benefits under this rider?
Surrenders will reduce the MAV Plus Death Benefit and will be subject to CDSCs, if any.
What happens if you change ownership?
Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not recalculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your contract rights?
Yes. If your Spouse continues the Contract as Owner, we will use the date the Contract is continued with your Spouse as Owner as the effective date this rider was added to the Contract. This means we will use the date the Contract is continued with your Spouse as Owner as the effective date for calculating this Death Benefit going forward. The percentage used for this Death Benefit will be determined by the oldest age of any remaining joint Owner or Annuitant at the time the Contract is continued. Spousal Contract continuation can apply once during the term of this Contract.
What happens if you annuitize your Contract?
This rider will be terminated and the fee will no longer be assessed.
Are there restrictions on how you must invest?
No.
Are there restrictions on the amount of subsequent Premium Payments?
No.
Can we aggregate contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed:
a.the aggregate Premium Payments, modified by adjustments for partial Surrenders under applicable contracts and riders; or
b.the aggregate Contract Value plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:
•This rider is not available in all states or is named differently in those states.
•If your Contract has no gain, your Beneficiary will receive no additional benefit.
•A Death Benefit is paid to Beneficiaries upon the death of the Annuitant or any Owner, whichever occurs first.
•This rider may be used to supplement Death Benefits in other optional riders. In certain instances, however, this additional Death Benefit coverage could be superfluous.
•Annuitizing your Contract will extinguish this rider.
6. Optional Withdrawal Benefits
a.    Principal First Preferred
The Annuity Commencement Date Deferral Option rider is available if you have elected the Principal First Preferred rider. (See below for impacts.)
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Objective
Protect your Premium Payments from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.
How does this rider help achieve this goal?
This rider protects Premium Payments by guaranteeing annual Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted.
When can you buy this rider?
The rider is closed to new investors (including to existing Owners).
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you may not elect any optional riders other than MAV Plus (MAV only in applicable states) and the Annuity Commencement Date Deferral Option rider.
What are the impacts of electing the Annuity Commencement Date Deferral Option rider?
If you elect the Deferral Option, Principal First Preferred rider, including any guaranteed income benefit, death benefit settlement option and any annuitization option under this rider (i) will be terminated in their entirety; (ii) the charge for this rider will no longer be assessed; and (iii) your contract will then be subject to the contract minimum rules. If, however, you are receiving Automatic Income Payments under Principal First Preferred rider, you may continue to do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your contract and pay the full Surrender Value. For more details, see the Annuity Commencement Date Deferral Option section, which is immediately prior to the subsection titled Annuity Payouts in The Contract section.
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Sub-Account Value and is deducted daily. We will continue to deduct the charge until we begin to make Annuity Payouts or the rider is revoked.
Does the Benefit Amount change under this rider?
Yes. Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. If you elect the rider at a later date, your Contract Value on the date it is added to your Contract will be the initial Benefit Amount. Partial Surrenders in excess of your annual Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate Benefit Payments. If you elect the rider when purchasing the Contract, your initial Premium Payment is equal to the initial Benefit Amount. The maximum Benefit Payment is 5% of your Benefit Amount. Benefit Payments are available at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current Contract Year. For example, if you do not take 5% one Contract Year, you may not take more than 5% the next Contract Year.
If you elected this rider when you purchased your Contract, we count one year as the time between each Contract Anniversary. If you purchased this rider after you purchased your Contract, we count the first year as the time between the date you added this rider to your Contract and your next Contract Anniversary, which could be less than a year.
Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment on a dollar-for-dollar basis. When you make a subsequent Premium Payment, your Benefit Payments will increase by 5% of the amount of the subsequent Premium Payment.
Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
If, in one year, your Surrenders total more than your annual Benefit Payment, we will recalculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we recalculate and your next Contract Anniversary, which could be less than a year.
Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:
A.If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding subsequent Premium Payments), are equal to or less than the Benefit Payment, the new Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.
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B.If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:
(i)The Contract Value immediately following the partial Surrender; or
(ii)The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.
Please refer to Examples 2 - 6 for Principal First Preferred in Appendix I for illustrations regarding recalculation of your Benefit Amount.
Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), beginning in the calendar year in which the individual attains (age 70-1/2 for those born before July 1, 1949 or (b) age 72 for those born on or after July 1, 1949. These withdrawals are called Required Minimum Distributions (“RMD”). An RMD may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future. If you enroll in our Automatic Income Program to satisfy the Required Minimum Distributions from the Contract and, as a result, the withdrawals exceed your Benefit Payment we will not recalculate your Benefit Amount or Benefit Payment.
Is this rider designed to pay you a Death Benefit?
No. However, partial Surrenders will reduce the standard Death Benefit.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
Yes. You may revoke this rider in writing anytime following the earlier of the 5th Contract Year (if elected at issuance) or the 5th anniversary of electing this rider post-issuance or at the time we exercise our right to impose investment restrictions. You may terminate this rider by submitting Principal First Preferred Termination Form to our Administrative Office or by calling us. Termination requests will not be accepted more than 30 days prior to your fifth rider anniversary. Annuitizing your Contract instead of receiving Benefit Payments will terminate this rider. If you revoke this rider you will not be able to elect any other optional benefit rider or participate in a Company-sponsored exchange program. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
What effect do partial or full Surrenders have on your benefits under this rider?
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your annual Benefit Payment include any applicable CDSC.
If, in one year, your Surrenders total more than your annual Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we recalculate and your next Contract Anniversary, which could be less than a year.
If your Contract Value is reduced to zero due to receiving annual Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments.
You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.
What happens if you change ownership?
If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:
•The Benefit Amount immediately prior to the ownership change or assignment; or
•The Contract Value at the time of the ownership change or assignment.
The Benefit Payment will then be reset to 5% of the new Benefit Amount.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
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Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the sole Beneficiary is the deceased Owner’s Spouse at the time of death, that Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.
What happens if you annuitize your Contract?
You may elect the annuitization option at any time. If you annuitize your Contract, you may choose the Principal First Preferred Annuity Payout Option ("PFP Annuity Payout Option") in addition to those Annuity Payout Options offered in the Contract. Under the PFP Annuity Payout Option, we will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Owner or the Annuitant should die before the Principal First Preferred Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The Principal First Preferred Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PFP Payout Option. Electing this option forfeits any right to Death Benefit values calculated under the standard Death Benefit or any optional death benefits you may have purchased. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed Annuity Payout option until your Benefit Amount is depleted.
This option may not be available if your Contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Not currently, however we reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the effective date. We will provide notice if we intend to impose such restrictions.
Are there restrictions on the amount of subsequent Premium Payments?
No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Can we aggregate contracts?
Yes. We reserve the right to treat all Contracts issued to you by us as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect optional withdrawal benefits in such other Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:
• We can revoke this rider if you violate any investment restrictions requirements we may impose.
• The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used in the calculation of the Benefit Amount and Benefit Payment is based on the investment performance of your Sub-Accounts.
• Benefit Payments cannot be carried forward from one year to the next. You will not be warned if you take less than the maximum withdrawals available without triggering recalculation of your Benefit Amounts.
• Additional Premium Payments made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional Premium Payment restores the Benefit Amount to the previous Benefit Amount.
• If elected post-issue, the first one-year period will be considered to be the time period between election and the next following Contract Anniversary.
• When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.
• If you are enrolled in the Automatic Income Program ("AIP") it is important for you to take into account the Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Benefit Payment changes, we do not automatically adjust payments under the AIP nor do we prompt you to do so.
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b.    Lifetime Income Foundation
The Annuity Commencement Date Deferral Option is not available if you have elected this rider.
Objective
Protect principal from poor market performance, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.
How does this rider help achieve this goal?
This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:
• Lifetime Withdrawal Benefit. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s 60th birthday, until the first death of any Covered Life (“Single Life Option”) or the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary multiplied by the applicable Withdrawal Percentage. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to or below our minimum Contract Value. The Withdrawal Percentage varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to any Contract Anniversary following the Relevant Covered Life’s 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.
• Guaranteed Minimum Death Benefit ("GMDB"). The GMDB provides a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the GMDB. This GMDB replaces the standard Death Benefits provided under this Contract.
When can you buy this rider?
This rider is closed to new investors (including to existing Owners).
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner, and (c) impose other designation restrictions from time to time.
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.
The Relevant Covered Life will be one factor used to establish your Withdrawal Percentage. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life. When the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing this rider is 80. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 81.
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary (i) after your Anniversary Value and Payment Base have been computed and (ii) prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.
Your current rider charge will not increase after the rider Effective Date.
Does the Payment Base change under this rider?
Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on:
•Subsequent Premium Payments. Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.
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• Partial Surrenders. Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior to or during an Eligible Withdrawal Year, and (b) if the aggregate amount of the partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:
A.If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.
B. If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will not reduce the Payment Base.
C.For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.
Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Partial Surrenders will reduce the GMDB. Please refer to "Is the rider designed to pay you a Death Benefit" discussion below and the Examples in Appendix I for a more complete description of these effects.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, your Withdrawal Percentage, and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance,
•If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percentage will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.
•If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percentage will never increase above the Withdrawal Percentage corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issue date to set the Withdrawal Percentage. Once the Withdrawal Percentage has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percentage shall be.

Attained age of Relevant Covered Life on the Contract Anniversary prior to the first Partial Surrender	Withdrawal Percentage
	Single Life Option	Joint/Spousal Option
60-64	5.0%	4.5%
65-69	5.5%	5.0%
70-74	6.0%	5.5%
75-79	6.5%	6.0%
80+	7.0%	6.5%
Your Withdrawal Percentage may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year; you will not be able to carry remaining amounts forward to future Contract Years.
If you are enrolled in an Automatic Income Program (AIP) it is important for you to take into account the Lifetime Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Lifetime Benefit Payment changes, we do not automatically adjust payments under your AIP nor do we prompt you to do so.
See Examples 18 through 20 under the Lifetime Income Builder II in Appendix I.
Is this rider designed to pay you a Death Benefit?
Yes. This GMDB guarantees that we will pay a Death Benefit equal to the greater of (i) Premium Payments reduced for partial Surrenders or (ii) Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the GMDB and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. Partial Surrenders will affect the GMDB as follows:
A. If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the
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Threshold (subject to rounding), we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.
B. If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis.
C. For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.
Please refer to the section labeled “Can your Spouse continue your Withdrawal Benefit” discussion below for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
Does this rider replace the standard Death Benefit?
Yes.
Can you revoke this rider?
Yes. Anytime following the earlier of Spousal Contract continuation or the 5th Contract Year, the Contract Owner may also elect to revoke the Lifetime Withdrawal Benefits whereupon we will deduct one last pro-rated fee for this rider and only the GMDB shall continue to apply. You may not revoke the GMDB, although the GMDB will be reduced and/or eliminated due to partial Withdrawals. Certain changes in the Covered Life will also constitute a revocation of the Withdrawal Benefits. A Company-sponsored exchange of this rider will not be considered a revocation or termination of this rider.
If the Lifetime Withdrawal Benefit is revoked:
•it cannot be re-elected;
•you will not receive any Lifetime Withdrawal Payments;
• we will continue the GMDB only. We will reduce the GMDB for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;
•you will no longer be subject to this rider’s Investment Restrictions; and
•you become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
Effect on rider charge. On the date the Lifetime Withdrawal Benefit is revoked, a prorated share of the rider charge will be assessed.  After that, the rider charge will no longer be assessed. If you elected the Single Life Option, and the Lifetime Withdrawal Benefit is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
What effect do partial or full Surrenders have on your benefits under this rider?
“Does the Benefit Amount/Payment Base change under this rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments. Please see “Is there a separate Minimum Amount Rule under this rider?” and “What happens at the Annuity Commencement Date under this rider?” and Examples 7, 8, 11, 12, 13 and 14 under the Lifetime Income Foundation in Appendix I for more information.
The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Benefit include:
• whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Benefit payments (the benefit may not be reinstated after it is revoked);
• whether you wish to cease paying the fees associated with the Lifetime Withdrawal Benefit include (keep in mind that you have been paying fees for the Lifetime Withdrawal Benefit since the effective date of the rider);
• whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Benefit (if applicable to your contract (see "State Variations" provisions in the "Miscellaneous" section)); and
• whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the GMDB.
You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Benefit.
Please see "Can your Spouse continue your Withdrawal Benefit?" and "Are there restrictions on how you must invest?" for more information.
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Is there a separate Minimum Amount Rule under this rider?
Yes.  If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. Your options at that time are described in the section entitled “What happens if you annuitize your Contract?." You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.
What happens if you change ownership?
Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Within the first six months from the Contract Issue Date. Any Covered Life change will have no impact on the Payment Base or GMDB as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percentage and Lifetime Benefit Payment will thereafter change based on the age of the new Relevant Covered Life.
After the first six months from the Contract Issue Date. If you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse legally divorce, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and GMDB will remain the same. We will recalculate your Withdrawal Percentage based on the age of the younger Covered Life as of the date of the change.
Alternatively, if you elected the Joint/Spousal Option and partial Surrenders have been taken, in the event that you and your Spouse legally divorce, you may only remove your ex-Spouse from the Contract. The Payment Base and GMDB will remain the same. We will then recalculate your Withdrawal Percentage based on the age of the remaining Covered Life as of the date of the change.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then we will:
A. If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the GMDB only. The GMDB will be recalculated to be the lesser of the Contract Value or the GMDB effective on the date of the change. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
B. If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, or we no longer offer this rider, then the rider will terminate. The GMDB will then be equal to the Contract Value.
If you elected the Single Life Option and any Covered Life changes are made after the first six months from Contract Issue date, then:
A. If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change, the rider will be terminated and removed from the Contract. The GMDB will then be equal to the Contract Value; or
B. If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will be revoked. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
The rider is not currently available for sale as have discontinued selling and issuing new contracts.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.
Single Life Option Election:

If the deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
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Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
•Single Life Option:
If a Covered Life dies and the Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for new sales of this rider at the time of continuation. We will increase the Contract Value to the GMDB, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the GMDB will be set equal to the Contract Value, the Withdrawal Percentage will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the GMDB will be equal to the Contract Value.
If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit, the GMDB will be set equal to the Contract Value and the rider charge will no longer be assessed.
•Joint/Spousal Option:
This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the GMDB, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:
•The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;
• The GMDB will be equal to the Contract Value on the Spousal Contract continuation date;
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•The Withdrawal Percentage will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender; and
•The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percentage multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.
The remaining Covered Life cannot name a new Owner of the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will then terminate upon the death of the remaining Covered Life.
If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the GMDB. If the age of the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the GMDB will equal the Contract Value.
What happens at your Annuity Commencement Date under this rider?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Fixed Lifetime and Period Certain Payout. The duration of the period certain will be determined by taking the rider Death Benefit and dividing it by the Lifetime Benefit Payment. The minimum amount paid under this annuitization option is equal to the rider Death Benefit on the Annuity Commencement Date. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.
Annuity Payout Options under this rider:
•Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB under this rider.
If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant is alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the GMDB divided by the product of the Payment Base multiplied by the Withdrawal Percentage on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percentage or 5%. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
•Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB.
If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.
The period certain over which payments will be made is equal to the GMDB divided by the product of the Payment Base multiplied by the greater of your Withdrawal Percentage or 4.5% on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect.
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The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percentage or 4.5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended. the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value. Effective October 4, 2013, we began enforcing this contractual right for the products described in Appendix D and require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal feature of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D, on and after October 4, 2013 the withdrawal feature of the rider is revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law we may modify, add, delete, or substitute, the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature of the rider is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the GMDB will continue to apply.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months and to not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, subject to state availability, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
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Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:
•The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.
•Your annual Lifetime Benefit Payment may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.
•Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.
•Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.
•The amount of the Withdrawal Percentage used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.
•The determination of the “Relevant” Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percentage used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.
• We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated, the GMDB will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.
•Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.
•You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or be able to elect optional riders other than MAV Plus.
•When the Single Life Option is chosen, your Spouse may find continuation of this rider to be unavailable or unattractive after the death of the Covered Life. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.
•The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.
•Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.
•This rider may not be suitable if a Covered Life is under attained age 60.
•The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.
• If you are enrolled in the AIP it is important for you to take into account the Lifetime Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Lifetime Benefit Payment changes, we do not automatically adjust payments under the AIP nor do we prompt you to do so. See Examples 18 through 20 under Lifetime Income Foundation in Appendix I.
• We may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The GMDB will then be equal to the Contract Value.
•If the rider’s Withdrawal Feature has been revoked, we will continue the rider’s Death Benefit feature only.
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• In the event that this rider is terminated, whether as a result of your actions or ours, your Lifetime Benefit Payments will cease; your Payment Base will be eliminated, the GMDB will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.
c.    Lifetime Income Builder II
The Annuity Commencement Date Deferral Option is not available if you have elected Lifetime Income Builder II rider.
Objective
Protect your investment from poor market performance through potential annual automatic Payment Base increases, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.
How does this rider help achieve this goal?
This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:
• Lifetime Withdrawal Benefit. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s 60th birthday, until the first death of any Covered Life (“Single Life Option”) or until the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary, as adjusted by annual Payment Base increases, if applicable, multiplied by the applicable Withdrawal Percentage. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to or below our minimum Contract Value. The Withdrawal Percentage varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to any Contract Anniversary following the Relevant Covered Life’s 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.
• Guaranteed Minimum Death Benefit (GMDB). The GMDB provides a Death Benefit equal to the greater of (i) Premium Payments reduced for Partial Surrenders or (ii) Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the GMDB. This GMDB replaces the standard Death Benefits provided under this Contract.
When can you buy this rider?
Lifetime Income Builder II is closed to new investors (including to existing Owners).
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner, and (c) impose other designation restrictions from time to time.
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.
The Relevant Covered Life will be one factor used to establish your Withdrawal Percentage. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life. When the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing this rider is 75. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 76.
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states). The Annuity Commencement Date Deferral Option is not available if you have Lifetime Income Builder II rider.
How is the charge for this rider calculated?
The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary (i) after your Anniversary Value and Payment Base have been computed and (ii) prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.
We reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. Fee increases will not apply if (a) the age of the Relevant Covered Life is 80 or older, or (b) you notify us in writing of
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your election to permanently waive automatic Payment Base increases. This fee may not be the same as the fee that we charge new purchasers.
Subject to the foregoing limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners due to a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.
We may offer a lower fee to customers who agree to participate in any asset allocation models, investment programs, or fund-of-funds we may designate from time to time.
You will receive advance notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:
• Notifying us in writing, verbally or electronically, if available. You must provide us this notification after our notice to you of the charge increase and before your Contract Anniversary.
• Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.
• We will only honor notifications from the Owner or joint Owner and not through your broker.
•Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.
•If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.
Does the Payment Base change under this rider?
Yes. Your initial Payment Base equals your initial Premium Payment. Thereafter, the Payment Base will be adjusted as a result of any of the following three actions.
• Automatic Payment Base increases. Your Payment Base may fluctuate based on annual “automatic Payment Base increases.” You will be qualified for annual automatic Payment Base increases commencing on your first Contract Anniversary. Automatic Payment Base increases are based on your then current Anniversary Contract Value (prior to the rider charge being taken) divided by your Maximum Contract Value and then reduced by 1. In no event will the resulting increase amount be less than 0% or greater than 10%. Automatic Payment Base increases will not take place if the investment performance of your Sub-Accounts is neutral or negative. Automatic Payment Base increases will cease upon the earlier of the Annuity Commencement Date or the Contract Anniversary immediately following the Relevant Covered Life's attained age of 80. See Examples 7, 8, 15 and 16 under Lifetime Income Builder II in Appendix I.
•Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.
• Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior to or during an Eligible Withdrawal Year, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:
A. If cumulative partial Surrenders taken during any Contract Year prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.
B. If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will not reduce the Payment Base.
C. For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.
Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Partial Surrenders will reduce the GMDB.
Please refer to the "Is the rider designed to pay you a Death Benefit" discussion below and Examples 7, 8 and 10-14 under Lifetime Income Builder II in Appendix I for a more complete description of these effects.
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Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, your Withdrawal Percentage and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance:
•If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percentage will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.
•If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percentage will never increase above the Withdrawal Percentage corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issuance to set the Withdrawal Percentage. Once the Withdrawal Percentage has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percentage shall be.

Attained age of Relevant Covered Life on the Contract Anniversary prior to the first Partial Surrender	Withdrawal Percentage
	Single Life Option	Joint/Spousal Option
60-64	5.0%	4.5%
65-69	5.5%	5.0%
70-74	6.0%	5.5%
75-79	6.5%	6.0%
80+	7.0%	6.5%
Your Withdrawal Percentage may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year, you will not be able to carry remaining amounts forward to future Contract Years.
If you are enrolled in an Automatic Income Program (AIP) it is important for you to take into account the Lifetime Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Lifetime Benefit Payment changes, we do not automatically adjust payments under your AIP nor do we prompt you to do so. See Examples 18 through 20 under Lifetime Income Builder II in Appendix I.
See Examples 1-6 and 11-14 under Lifetime Income Builder II in Appendix I.
Is this rider designed to pay you Death Benefits?
Yes. The GMDB guarantees that we will pay a Death Benefit equal to the greater of (i) Premium Payments reduced for partial Surrenders or (ii) the Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the GMDB and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. If the Lifetime Withdrawal Benefit is revoked, we will reduce the GMDB for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender, and you will no longer be subject to this rider’s Investment Restrictions (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)).
Partial Surrenders will affect the GMDB as follows:
A. If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.
B. If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis.
C. For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.
Please refer to the section labeled “Can your Spouse continue your Withdrawal Benefit” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
See Examples 9 and 10 under Lifetime Income Builder II in Appendix I.
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Does this rider replace the standard Death Benefit?
Yes.
Can you revoke this rider?
Yes. You may elect to revoke the Lifetime Withdrawal Benefit at any time and only the GMDB shall continue to apply. You may not revoke the Guaranteed Minimum Death Benefit. We may revoke the Lifetime Withdrawal Benefit under the Covered Life change, Spousal Contract continuation and Investment Restrictions provisions (if applicable to your contract (see the “State Variations” provision in the “Miscellaneous” section)).
If the Lifetime Withdrawal Benefit is revoked:
•it cannot be re-elected;
•you will not receive any Lifetime Withdrawal Payments;
• we will continue the GMDB only. We will reduce the GMDB for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;
•you will no longer be subject to this rider’s Investment Restrictions; and
•you become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
Effect on rider charge. On the date the Lifetime Withdrawal Benefit is revoked, a prorated share of the rider charge will be assessed.  After that, the rider charge will no longer be assessed. If you elected the Single Life Option, and the Lifetime Withdrawal Benefit is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
A Company-sponsored exchange of this rider will not be considered a revocation or termination of this rider.
The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Benefit include:
• whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Benefit payments (the benefit may not be reinstated after it is revoked);
• whether you wish to cease paying the fees associated with the Lifetime Withdrawal Benefit (keep in mind that you have been paying fees for the Lifetime Withdrawal Benefit since the effective date of the rider);
• whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Benefit (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)); and
• whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the GMDB.
You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Benefit.
Please see “Can your Spouse continue your Withdrawal Benefit?” and “Are there restrictions on how you must invest?” for more information.
What effect do partial or full Surrenders have on your benefits under this rider?
Please refer to “Does the Payment Base change under this rider?” for the effect of partial Surrenders on your Payment Base, GMDB and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments. Please see “Is there a separate Minimum Amount Rule under this rider?” and “What happens at the Annuity Commencement Date under this rider?” and Examples 7, 8 and 10-14 under Lifetime Income Builder II in Appendix I for more information.
Is there a separate Minimum Amount Rule under this rider?
Yes.  If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. Your options at that time are described in the section entitled “What happens if you annuitize your Contract?." You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.
What happens if you change ownership?
Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a re-calculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
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Within the first six months from the Contract Issue Date. Any Covered Life change will have no impact on the Payment Base or GMDB as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percentage and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.
After the first six months from the Contract Issue Date. If you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse legally divorce, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and GMDB will remain the same. We will recalculate your Withdrawal Percentage based on the age of the younger Covered Life as of the date of the change.
Alternatively, if you elected the Joint/Spousal Option and partial Surrenders have been taken, in the event that you and your Spouse legally divorce, you may only remove your ex-Spouse from the Contract. The Payment Base and GMDB will remain the same. We will recalculate your Withdrawal Percentage based on the age of the remaining Covered Life as of the date of the change.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:
A. If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the GMDB after resetting this benefit to the lower of the then applicable GMDB or Contract Value on the effective date of the Covered Life change. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
B. If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, then the rider will terminate. The GMDB will then be equal to the Contract Value.
If you elected the Single Life Option and any Covered Life changes are made after the first six months from Contract Issue date, then we will:
A. If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change, the rider will be terminated and removed from the Contract. The GMDB will then be equal to the Contract Value; or
B. If we no longer offer this rider, we will continue the GMDB after resetting this benefit to the lower of the then applicable GMDB or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
The maximum age limitation of the rider is 75.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.
Single Life Option Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
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Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
•Single Life Option:
If a Covered Life dies and the Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Features at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the GMDB, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the GMDB will be set equal to the Contract Value, the Withdrawal Percentage will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the GMDB will be equal to the Contract Value.
If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit and the rider charge will no longer be assessed.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
•Joint/Spousal Option:
This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the GMDB, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:
•The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date
• The GMDB will be equal to the Contract Value on the Spousal Contract continuation date
•The Withdrawal Percentage will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender
•The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percentage multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.
The remaining Covered Life cannot name a new owner on the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.
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If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the GMDB. If the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the GMDB will equal the Contract Value.
See Example 17 under Lifetime Income Builder II in Appendix I.
What happens at your Annuity Commencement Date under the rider?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Fixed Lifetime and Period Certain Payout. The duration of the period certain will be determined by taking the rider Death Benefit and dividing it by the Lifetime Benefit Payment. The minimum amount paid under this annuitization option is equal to the rider Death Benefit on the Annuity Commencement Date. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.
Annuity Payout Options under this rider:
•Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB under this rider.
If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant and joint Annuitant are alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percentage on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percentage or 5%. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
•Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB.
If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.
The period certain over which payments will be made is equal to the GMDB divided by the product of the Payment Base multiplied by the greater of your Withdrawal Percentage or 4.5% on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percentage or 4.5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
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If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain is limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal feature of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D, on and after October 4, 2013 the withdrawal feature of your rider is revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law, we may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature of the rider is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the GMDB will continue to apply.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We will not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
See Examples 9 and 10 under Lifetime Income Builder II in Appendix I.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, subject to state availability, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information
•This rider may not be appropriate for all investors. Several factors, among others, should be considered:
•The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.
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•Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.
•Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.
•Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.
•The amount of the Withdrawal Percentage used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.
•The determination of the “Relevant” Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percentage used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.
• We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated, the GMDB will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.
•Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.
•You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or able to elect optional riders other than MAV Plus.
•When the Single Life Option is chosen, Spouses may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.
•The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.
•Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.
•This rider may not be suitable if a Covered Life is under attained age 60.
• Annuity pay-out options available after the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.
• If you are enrolled in the AIP it is important for you to take into account the Lifetime Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Lifetime Benefit Payment changes, we do not automatically adjust payments under the AIP nor do we prompt you to do so. See Example 18 through 20 under Lifetime Income Builder II in Appendix I.
•The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.
• We may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The GMDB will then be equal to the Contract Value.
•If the rider’s Withdrawal Feature has been revoked, we will continue the rider’s Death Benefit feature only.
• In the event that this rider is terminated, whether as a result of your actions or ours, your Lifetime Benefit Payments will cease; your Payment Base will be eliminated, the GMDB will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.
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d.    Principal First
The Annuity Commencement Date Deferral Option rider is available if you have elected the Principal First rider. (See below for impacts.)
Objective
Protect your investment from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.
How does this rider help achieve this goal?
This rider protects your investment by guaranteeing Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted. You may also elect “step-ups” that reset your Benefit Amount to the then prevailing Contract Value.
Principal First - Step-Up
Any time after the 5th year Principal First has been in effect, you may elect to “step-up” the benefit. If you choose to step-up the benefit, your Benefit Amount is recalculated to equal your total Contract Value. Your Benefit Payment then becomes 7% of the new Benefit Amount, and will never be less than your existing Benefit Payment. You cannot elect to step-up if your current Benefit Amount is higher than your Contract Value. Any time after the 5th year the step-up benefit has been in place, you may choose to step-up the benefit again. Contract Owners who become owners by virtue of the Spousal Contract Continuation provision of the Contract can step up without waiting for the 5th year their Contract has been in force.
We currently allow you to step-up on any day after the 5th year the benefit has been in effect, however, in the future we may only allow a step-up to occur on your Contract Anniversary. At the time you elect to step-up, we may be charging more for Principal First, but in no event will this charge exceed 0.75% annually. Regardless of when you bought your Contract, upon step-up we will charge you the current charge. Before you decide to step-up, you should request a current prospectus which will describe the current charge for this Benefit. This rider protects your investment by guaranteeing Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted. You may also elect step-ups that reset your Benefit Amount to the then prevailing Contract Value.
You or your Spouse (if Spousal Contract continuation has been chosen) may elect to step-up your Benefit Amount following the 5th Contract Year that you added this rider to your Contract and again on each fifth anniversary from the last time you elected to step-up your Benefit Amount (or upon Spousal Contract continuation, whichever is earlier). These dates are called “election dates” in this section. Your Benefit Amount will then become the Contract Value as of the close of business on the Valuation Date that you properly made this election. Each time that you exercise step-up rights, your Benefit Payment will be reset to 7% of the new Benefit Amount, but will never be less than your then existing Benefit Payment. You must follow certain requirements to make this election:
•We will accept requests for a step-up in writing, verbally or electronically, if available.
•Written elections must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of making this election.
•We will not accept any written election request received more than thirty (30) days prior to an election date.
•We will not accept any Internet (if available) or telephone election requests received prior to the election date. You may not post-date your election.
• If an election form is received in good order within the 30 days prior to an election date, the step-up will automatically occur on the rider anniversary (or if the rider anniversary in a Non-Valuation Day then the next following Valuation Day). If an election form is received in good order on or after an election date, the step-up will occur as of the close of business on the Valuation Day that the request is received by us at our Administrative Office. We reserve the right to require you to elect step-ups only on Contract Anniversaries.
•We will not honor any election request if your Contract Value is less than your Benefit Amount effective as of the step-up effective date.
•Your election is irrevocable. This means that if your Contract Value increases after your step-up, you cannot ask us to reset your Benefit Amount again until your next election date. The fee for this rider may also change when you make this election and will remain in effect until your next election, if any.
When can you buy this rider?
Principal First rider is closed to new investors and post issue election.
What are the impacts of electing the Annuity Commencement Date Deferral Option rider?
If you elect the Annuity Commencement Date Deferral Option, this rider, including any guaranteed income benefit, death benefit settlement option and any annuitization option under this rider (i) will be terminated in their entirety; (ii) the charge for this rider will no longer be assessed; and (iii) your Contract will then be subject to the contract minimum rules. If, however, you are receiving Automatic Income Payments under this rider, you may continue to do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your Contract and pay the full Surrender Value. For more
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details, see the Annuity Commencement Date Deferral Option section, which is immediately prior to the subsection titled Annuity Payouts in The Contract section.
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elect this rider, you may not elect any riders other than MAV Plus (MAV only in applicable states) and the Annuity Commencement Date Deferral Option rider.
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Sub-Account Value and is deducted daily. The charge continues to be deducted until we begin to make Annuity Payouts.
We will recalculate the charge each time that you step-up your Benefit Amount. The fee at the time of step-up will be the charge that we are then currently charging other customers who have previously elected this rider and have elected to step-up. This fee may not be the same as, but will not be more than, the fee that we charge new purchasers or the fee we set before we cease offering this rider. If we cease sales of this rider, we will predetermine the rider charge on a non-discriminatory basis. Before you decide to exercise your step-up privileges, you should request a current prospectus which will describe the then current charge effective upon exercising step-up rights.
We also reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. The fee increase will only apply if you elect to step-up your Benefit Amount. Subject to limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners due to a change of ownership of this Contract.
Does the Benefit Amount change under this rider?
Yes. If elected at the time of Contract issuance, your initial Benefit Amount is your initial Premium Payment. If elected after the Contract has been issued, your initial Benefit Amount will be the based on your Contract Value at the time the rider is elected. Any time after the 5th Contract Year that this rider has been in effect and thereafter on each fifth anniversary of the last step-up (or sooner upon Spousal Contract continuation); you (or your Spouse if Spousal Contract continuation rights have been elected) may elect to step-up the Benefit Amount to the Contract Value.
Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. Partial Surrenders in excess of your Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.
You cannot elect the step-up privilege if your then current Benefit Amount is higher than your Contract Value on step-up dates.
See Example 1 and 7 under Principal First in Appendix I.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate the Benefit Payment. The maximum Benefit Payment is 7% of your Benefit Amount on rider effective date, or if more recently, the last date on which a step up was elected, or the Benefit Amount was reduced due to a partial Surrender exceeding the Benefit Payment. Benefit Payments can begin at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current year. For example, if you do not take 7% one year, you may not take more than 7% the next year.
If you elect this rider when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you purchase this rider after you purchase your Contract, we count the first year as the time between the date we added this rider to your Contract and your next Contract Anniversary, which could be less than a year.
Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment. When you make a subsequent Premium Payment, your Benefit Payments will increase by 7% of the amount of the subsequent Premium Payment. See Example 2 under Principal First in Appendix I.
Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your annual Benefit Payment include any applicable CDSC.
If, in one year, your Surrenders total more than your Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.
Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:
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A.If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding establishments for subsequent Premium Payments), are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.
B.If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:
(i)The Contract Value immediately following the partial Surrender; or
(ii)The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.
See Examples 3 through 6 for Principal First in Appendix I.
Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), beginning in the calendar year in which the individual attains (a) age 70½ for those born before July 1, 1949 or (b) age 72 for those born on or after July 1, 1949. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.
Is this rider designed to pay you Death Benefits?
No. However, partial Surrenders will reduce the standard Death Benefit.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
No. However, a Company-sponsored exchange of this rider will not be considered a revocation or termination of this rider.
What effect do partial or full Surrenders have on your benefits under this rider?
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable CDSC.
If, in one year, your Surrenders total more than your Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we re-calculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.
If your Contract Value is reduced to zero due to receiving Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments. You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.
What happens if you change ownership?
If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:
•The Benefit Amount immediately prior to the ownership change or assignment; or
•The Contract Value at the time of the ownership change or assignment.
The Benefit Payment will then be reset to 7% of the new Benefit Amount.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the Beneficiary is the deceased Owner’s Spouse at the time of death, the Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.
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What happens if you annuitize your Contract?
You may elect the annuitization option at any time. If you annuitize your Contract, you may choose the Principal First Annuity Payout Option ("PF" Annuity Payout Option") in addition to those Annuity Payout Options offered in the Contract. Under the PF Annuity Payout Option we will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Owner or the Annuitant should die before the PF Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The PF Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PF Annuity Payout Option or any of the Death Benefit options offered in your Contract. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed dollar amount Annuity Payout option until your Benefit Amount is depleted.
This option may not be available if your Contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us .
Are there restrictions on how you must invest?
No.
Are there restrictions on the amount of subsequent Premium Payments?
No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Can we aggregate contracts?
We reserve the right to treat all Contracts issued to you by us as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect any optional withdrawal benefit rider on both Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.
Other information
•The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used to set Benefit Payments is based on the investment performance of your Sub-Accounts.
•Benefit Payments cannot be carried forward from one year to the next. You will not be warned if you take less than the maximum withdrawals available without triggering recalculation of your Benefit Payments.
•Annual Surrenders exceeding 7% accelerate depletion of your Benefit Amount even if you use the Automatic Income Program to meet RMD requirements. No reliable assumptions can be made that your payments will continue for any particular number of years.
• Additional Premium Payments made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional Premium Payment restores the Benefit Amount to the previous Benefit Amount.
• Voluntary or involuntary annuitization will terminate Benefit Payments. Annuity Payout options available after the Annuity Commencement Date may be less than Benefit Payments.
•There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.
• The fee for this rider may increase if and when a step-up is elected. There are no assurances as to the fee we will be charging at the time of each step-up. This is subject to the maximum fee disclosed in the Fee Table and this section.
•When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.
•Withdrawals can deplete and even eliminate death benefits.
• If you are enrolled in the Automatic Income Program ("AIP") it is important for you to take into account the Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Benefit Payment changes, we do not automatically adjust payments under the AIP nor do we prompt you to do so.
7. Miscellaneous
a.    Definitions
Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:
Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.
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Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Effective July 1, 2021, our overnight mailing address will be changed from Talcott Resolution - Annuity Service Operations, 1338 Indian Mound Drive, Mt. Sterling, KY 40353 ("Sterling Address") to Talcott Resolution - Annuity Service Operations, 6716 Grade Lane, Building 9, Louisville, KY 40213 ("Louisville Address") Any overnight mail received from July 1, 2021 through September 30, 2021 will be forwarded to our new Louisville Address. Overnight mail received at the Sterling Address after September 30, 2021, will not be processed and will be returned to sender . Our standard mailing address is Talcott Resolution - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, as adjusted for subsequent Premium Payments and partial Surrenders.
Annual Maintenance Fee: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.
Annual Withdrawal Amount: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.
Annuitant: The person on whose life the Contract is issued. Except as otherwise provided, the Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner and Annuitant as the case may be.
Benefit Amount: The basis used to determine the maximum payout guaranteed under the Principal First, Principal First Preferred and Lifetime Income Builder riders. The Benefit Amount is comprised of net Premium Payments, less any Payment Enhancements, if applicable, and may be subject to periodic step ups when the Principal First or Lifetime Income Builder riders have been elected.
Benefit Payment: The maximum guaranteed amount that may be withdrawn each Contract Year under the Principal First, Principal First Preferred or Lifetime Income Builder riders. A Benefit Payment constitutes a partial Surrender.
Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death.
Contingent Deferred Sales Charge: The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
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Covered Life: The governing life or lives used for determining the Lifetime Withdrawal Feature (which may also be referred to as "Lifetime Withdrawal Benefit") under the Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders.
Death Benefit: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.
Deferred Annuity Commencement Date: The Annuitant’s 100th birthday.
Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.
Eligible Withdrawal Year: As used in the Lifetime Income Foundation and Lifetime Income Builder II riders, any Contract Year following the Relevant Covered Life’s 60th birthday.
Financial Intermediary: The broker dealer through whom you purchased your contract or the investment professional who is listed in our administrative systems as the agent of record on your Contract and services your Contract.
Fixed Accumulation Feature (FAF): Part of our General Account, where you were able to allocate a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature may be called the Fixed Account. The Fixed Accumulation Feature was not offered in all Contracts and is not available in all states. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for Contracts issued in Massachusetts.
Fund: A registered investment company or a series thereof in which assets of a Sub-Account may be invested. We sometimes call the Funds you select a “Sub-Account”.
General Account: The General Account includes our company assets, including any money you may have invested in the Fixed Accumulation Feature, if available.
In Good Order: Certain transactions require your authorization and completion of requisite forms. Such transactions will not be considered in good order unless received by us in our Administrative Office or via telephone or through an internet transaction. Generally, our request for documentation will be considered in good order when we receive all of the requisite information on the form required by us.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Lifetime Benefit Payment: The maximum guaranteed amount that can be withdrawn each year pursuant to Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects or Lifetime Income Builder Portfolios riders. A Lifetime Benefit Payment constitutes a partial Surrender. Withdrawals taken prior to an Eligible Withdrawal Year (Lifetime Income Foundation and Lifetime Income Builder II riders) or prior to the Lifetime Income Eligibility Date (Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders) are excluded from this definition.
Lifetime Income Eligibility Date: Under the Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders, the date the relevant Covered Life attains age 59½, at which point Lifetime Benefit Payments can begin.
Lifetime Withdrawal Feature: Under the Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders, a series of Lifetime Benefit Payments in each Contract Year following the Lifetime Income Eligibility Date.
Maximum Anniversary Value: This is the highest Anniversary Value, adjusted for subsequent Premium Payments and partial Withdrawals, prior to the deceased’s 81st birthday or the date of death, if earlier.
Maximum Contract Value: The greatest of: (i) the Contract Value on the rider issue date, plus Premium Payments received after such date or (ii) the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary, plus Premium Payments received after such Contract Anniversary date.
Minimum Contract Value: Subject to state variations, the Minimum Contract Value we establish from time to time.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
1933 Act: The Securities Act of 1933, as amended.
1934 Act: The Securities Exchange Act of 1934, as amended.
1940 Act: The Investment Company Act of 1940, as amended.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Payment Base: The amount used to determine the Lifetime Benefit Payments for the Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders. The Payment Base may be subject to automatic annual Payment Base increases when the Lifetime Income Builder II, Lifetime Income Builder Selects or Lifetime Income Builder Portfolios riders have been elected. In the Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders, Payment Base includes Payment Enhancements (Plus Contracts only) and front end sales charges
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(Edge Contracts only) but excludes any Employee Gross-Up. Your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored exchange program. For Plus contracts, your initial Payment Base includes any Payment Enhancement, if applicable; provided, however, Payment Enhancements are not taken into consideration as such for the purposes of the Lifetime Income Foundation or Lifetime Income Builder II riders.
Payment Enhancement: An amount we credit to your Contract Value at the time a Premium Payment is made for “Plus” Contracts only. The amount of a Payment Enhancement is based on the cumulative Premium Payments you make to your Contract.
Premium Payment: Money sent to us to be invested in your Contract (not taking into consideration any applicable front-end charges, Payment Enhancements or Employee Gross Up).
Premium Tax: The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Qualified Contract: A contract issued to qualify under Sections 401, 403 or 408 of the Internal Revenue Code.
Relevant Covered Life: When the Single Life option is chosen, the Relevant Covered Life will be the older of the Contract Owner(s) if the Contract Owner is a natural person or the Annuitant(s) if the Contract Owner is not a natural person. When the Joint/Spousal Option is chosen, however, the Relevant Covered Life will be the younger of the Contract Owner and his or her Spouse if the Contract Owner is a natural person or the Annuitant if the Contract Owner is not a natural person. As used herein, “attained age” means the chronological age of the Relevant Covered Life as of the most recent Contract Anniversary before requesting any partial Surrender or if a partial Surrender is requested during the first Contract Year, the chronological age of the Relevant Covered Life as of the Contract issuance date.
Required Minimum Distribution: A federal requirement that individuals of a specified age and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the specified age or upon retirement, whichever comes later. For individuals born prior to July 1, 1949 the specified age is 70-1/2, for all others the specified age is 72.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your “Sub-Account”.
Sub-Account Value: The value of each Sub-Account on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding).
Threshold: For the purposes of the Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders, the amount used to determine the change in the Payment Base following a partial Surrender in any Contract Year that is not an Eligible Withdrawal Year (Lifetime Income Foundation and Lifetime Income Builder II riders) or any Contract Year that is prior to the Lifetime Income Eligibility Date (Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders). For the purposes of these optional riders, the percentage used to determine your Threshold amount is 5% (Single Life Election) or 4.5% Joint/Spousal Election) of the Payment Base.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us or our: Talcott Resolution Life and Annuity Insurance Company or Talcott Resolution Life Insurance Company, as the case may be.
Withdrawal Percentage: The multiplier used in calculating Lifetime Benefit Payments under the Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders.
You: The Owner including any joint Owner(s). We do not capitalize “you” or “your” in this prospectus.
b.    State Variations
The following section describes modifications to this prospectus due to specific requirements under state insurance laws. There may be additional variations described in your contract (including riders). Unless otherwise noted, variations apply to all forms of Contracts we issue in that particular state. References to certain state’s variations do not imply that we actually
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offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.
Alabama - Core: We will accept subsequent Premium Payments only during the first Contract Year (if Contract contains the Fixed Account Rider). Outlook: We will accept subsequent Premium Payments only during the first three Contract Years (if Contract contains the Fixed Account Rider).
California - Core, Access, Edge, Plus, Outlook: Any Owner 60 years old or older when purchasing this Contract in California must either elect the Senior Protection Program, or elect to immediately allocate the initial Premium Payments to the other investment options. Under the Senior Protection Program, we will allocate your initial Premium Payment to a money market fund sub-account for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions. If you elect the Senior Protection Program you will not be able to participate in any InvestEase (if otherwise available) or Dollar Cost Averaging Program until after the Program has terminated. The Static Asset Allocation Models and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in a money market fund sub-account unless you direct otherwise. You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Account Value from a money market fund sub-account to another investment option. When you terminate your participation in the Senior Protection Program you may reallocate your Contract Value in the Program to other investment options; or we will automatically reallocate your Account Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested. The assignment restrictions on the living benefits and Death Benefits do not apply.
Connecticut - Core, Access, Edge, Outlook, Plus : If you elect the Principal First Preferred rider, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us to you equal or exceed $100,000. There are no investment restrictions for Principal First Preferred, Lifetime Income Builder II and Lifetime Income Foundation. For Connecticut residents that elect Principal First Preferred, Lifetime Income Builder, Lifetime Income Builder II or Lifetime Income Foundation, the contract aggregation provisions do not apply. Plus : The CDSC is 8%, 8%, 8%, 7%, 6%, 5%, 4%, 3%, 0% for years 1-9. The assignment restrictions on the living benefits and Death Benefits do not apply.
Florida - Core, Access, Plus, Outlook: The limit on Death Benefits imposed when aggregate Premium Payments total $5 million or more does not apply.
Illinois - Core, Access, Edge, Florida: The Fixed Accumulation Feature is not available if you elected Lifetime Income Builder Selects, Lifetime Income Builder Portfolios, Lifetime Income Builder II and Lifetime Income Foundation.
Massachusetts - Core: We will accept subsequent Premium Payments only until the Annuitant’s 63rd birthday or the third Contract Anniversary, whichever is later. The Fixed Accumulation Feature investment restrictions do not apply to investors. Outlook: We will accept subsequent Premium Payments only until the Annuitant’s 66th birthday or the sixth Contract Anniversary, whichever is later. Core, Plus, Outlook: The Nursing Home Waiver is not available.
Minnesota - Core, Access, Edge, Plus, Outlook: MAV Plus is not available and the Maximum Anniversary Value (MAV) Death Benefit is offered instead.
New Jersey - Core, Access, Edge, Plus, Outlook: The investment restrictions and the contract aggregation provisions for Lifetime Income Builder, Lifetime Income Builder II and Lifetime Income Foundation are not applicable. The Fixed Accumulation Feature is not available. The only AIRs available are 3% and 5%. Core, Plus, Outlook: The Nursing Home Waiver is not available. Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
New York - Core, Plus: The Fixed Accumulation Feature is not available if you elect Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Foundation, Lifetime Income Builder Selects or Lifetime Income Builder Portfolios. The Nursing Home Waiver is not available. Core, Access, Edge, Plus: We will not recalculate Principal First Preferred of Principal First Benefit Amounts if you change ownership or assign your contract to someone other than your spouse. The Minimum Contract Value is $1,000 after any Surrender. The rider charge for Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Foundation, Lifetime Income Builder Selects, and Lifetime Income Builder Portfolios is only deducted from the Sub-Accounts. MAV Plus is not available and the Maximum Anniversary Value (MAV) Death Benefit is offered instead. The only AIRs available are 3% and 5%. Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available. Core, Access, Edge, Plus, Outlook: There are no investment restrictions for Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Selects and Lifetime Income Foundation. The assignment restrictions on the living benefits and Death Benefits do not apply. The minimum monthly Annuity Payout is $20.
Ohio - Core, Edge, Plus, Outlook: The Fixed Accumulation Feature is not available.
Oklahoma -Core, Access, Edge, Plus, Outlook: The only AIRs available are 3% and 5%.
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Oregon - Core, Plus: We will accept subsequent Premium Payments during the first three Contract Years. Outlook: We will accept subsequent Premium Payments during the first six Contract Years. Core, Access, Edge, Plus, Outlook: There are no investment restrictions for Lifetime Income Builder. You may not choose a fixed dollar amount Annuity Payout. The Life Annuity with a Cash Refund Annuity Payout Option is not available for Oregon residents and the only AIRs available are 3% and 5%.
Pennsylvania - Core, Plus, Outlook: The Nursing Home Waiver minimum confinement period is changed from 180 days to 90 days. Pennsylvania residents may not choose a fixed dollar amount Annuity Payout or the Life Annuity with a Cash Refund Annuity Payout Option. Plus: The CDSC is 8%, 8%, 8%, 7%, 6%, 5%, 4%, 3%, 0% for years 1-9.
South Carolina - Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
Texas - Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
Washington - Core, Access, Edge, Plus, Outlook: MAV Plus is not available and Maximum Anniversary Value (MAV) Death Benefit is offered instead. The rider charge for Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Foundation, Lifetime Income Builder Selects, and Lifetime Income Builder Portfolios is only deducted from the Sub-Accounts. Core, Edge, Plus, Outlook: The Fixed Accumulation is not available if you elected Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Foundation, Lifetime Income Builder Selects, and Lifetime Income Builder Portfolios. Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
c.    Financial Statements
You can find financial statements for us and the Separate Account in the SAI. To receive a copy of the SAI free of charge, call your investment professional or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.
d.    More Information
Ownership Changes - Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits. If you elect the Deferral Option and if your Spouse continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100th birthday.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the applicable Death Benefit. We will adjust the Contract Value in these circumstances to equal the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the applicable Death Benefit as a lump sum payment. This privilege will only apply once for each Contract.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Assignment - A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. A qualified Contract may not be transferred or otherwise assigned (whether directly or used as collateral for a loan), unless allowed by applicable law and approved by us in writing. We can withhold our consent for any reason. We are not obligated to process any request for approval within any particular time frame. Please consult a qualified tax adviser before assigning your Contract.
Speculative Investing - Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. When you purchased this Contract you represented and warranted that you would not use this Contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Contract Modification - We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.
Medicaid Benefits - Medicaid is a program that covers most medical costs, including nursing home and home care for the elderly and certain persons with disabilities. To qualify, individuals must meet both income and resource tests. Subject to state law, income tests measure whether earned and unearned income such as benefit payments exceeds predetermined monthly caps. Resource tests look to the value of countable assets such as this Contract. Medicaid also allows the costs of benefits such as nursing home care, home and community based services, and related hospital prescription drug services to
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be recaptured from a recipient’s estate after their death (or if the recipient has a surviving Spouse, the recapture is suspended until after the death of the recipient’s surviving Spouse).
Medicaid estate planning may be important to people who are concerned about long term care costs or the adequacy of their private LTC insurance. Benefits associated with this variable annuity may have an impact on your Medicaid eligibility and the assets considered for Medicaid benefits.
Certain asset and/or trust transfers (or a “spend down” of assets) made to become eligible for Medicaid may trigger periods of potentially unlimited ineligibility and can be considered fraud. Each state examines the financial history of a person to determine whether he or she transferred funds at below market value in order to qualify for Medicaid. These look-back periods are currently 36-months for asset transfers and 60-months for Medicaid exempt trust transfers.
Ownership interests or beneficiary status under this variable annuity can render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and beneficiary status of your Contract.
This discussion is intended to provide a very general overview and does not constitute legal advice or in any way suggest that you circumvent these rules. You should seek advice from a competent elder law attorney to make informed decisions about how this variable annuity may affect your plans.
e.    Legal Proceedings
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
f. Cybersecurity and Disruptions to Business Operations
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters, including public health crises (such as COVID-19), terrorist acts, and other severe events that could adversely affect our ability to conduct our business operations. While we have adopted a business continuity plan and taken precautions, we cannot assure you that such events will not result in short- or long-term interruptions to our business operations, particularly if such events affect our computer systems or result in a significant number of our employees becoming unavailable. Interruptions to our business operations may interfere with our ability to effectively administer the Contract, including our ability to process orders and calculate Contract Value. Our third-party service providers and other third-parties related to our business (such as financial intermediaries or, in the case of our variable products, underlying funds) are subject to similar risks, risks of political instability, and disruptions to their business operations may cause interruptions to our own business operations. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Contract-related transactions, including orders from Contract owners.
The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy are affecting companies across all industries.  Worldwide health emergency measures to combat the spread of the virus have caused severe disruption resulting in an economic slowdown.  The duration and impact of the COVID-19 public health crises on the financial markets, overall economy and our operations are uncertain, as is the efficacy
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of government and central bank interventions.  Additionally, we are unable to determine what, if any, actions our regulators may take in response to the COVID-19 public health crises and its impact on financial markets and our operations. At this time, the Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources of the Company and its operations in future periods.
g.    How Contracts Were Sold
We have entered into a distribution agreement with our affiliate Talcott Resolution Distribution Company, Inc. (“TDC”) under which TDC serves as the principal underwriter for the Contracts. TDC is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of TDC is the same as ours.
TDC has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. We pay compensation to TDC for sales of the Contracts by Financial Intermediaries. TDC, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2020. Contracts were sold by individuals who were appointed by us as insurance agents and who were investment professionals of Financial Intermediaries.
Core and Edge Contracts may have been sold directly to the following individuals free of any commission (“Employee Gross-Up” on Core and no front-end sales charge on Edge): 1) current or retired officers, directors, trustees and employees (and their families) of our ultimate corporate parent; and 2) employees and investment professionals (and their families) of Financial Intermediaries. If applicable, we may have credited the Core Contract with a credit of 5.0% of the initial Premium Payment and each subsequent Premium Payment, if any. This additional percentage of Premium Payment in no way affects current or future charges, rights, benefits or account values of other Contract Owners.
We list below types of arrangements that helped to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affected each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under “Commissions”). Certain selected Financial Intermediaries also receive additional compensation (described below under “Additional Payments”). All or a portion of the payments we make to Financial Intermediaries may be passed on to investment professionals according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employed individuals called “wholesalers” in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.
Commissions
Up front commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation. We may pay a lower commission for sales to people over age 80.
Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your investment professional’s compensation. Under certain circumstances, your investment professional may be required to return all or a portion of the commissions paid.
Check with your investment professional to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your investment professional (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your investment professional (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your investment professional’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA, Financial Intermediary and insurance rules, we also pay the following types of fees to among other things encourage the sale of this Contract and/or to provide in force Contract Owner support. These additional payments could create an incentive for your investment professional, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit. In addition, some Financial Intermediaries may make a profit from fees received for in force Contract Owner support.
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Additional Payment Type	What it’s used for
Access	Access to investment professionals and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing	Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including investment professionals) receive prizes such as travel awards, merchandise and recognition; client generation expenses.
Marketing Expense Allowance	Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
In force Contract Owner Support	Support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services.
Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training.
Volume	Pay for the overall volume of their sales or the amount of money investing in our products.
During 2020, we made Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities pursuant to contractual arrangements:
LPL Financial Corporation, Morgan Stanley Smith Barney, LLC, (various divisions and affiliates), and UBS Financial Services, Inc. (CDSC only).
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.
For the fiscal year ended December 31, 2020, Additional Payments did not in the aggregate exceed approximately $4.3 million or approximately 0.04% of average total individual variable annuity assets.
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Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Services
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Financial Statements
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Appendix Tax
Federal Tax Considerations
A.    Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See “Nonresident Aliens and Foreign Entities” below regarding annuity purchases by, or payments to, non-U.S. Persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, account or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only.  Please refer to your contract to determine if your contract contains a loan provision.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. you should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B.    Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate
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Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C.    Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1.    Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:
•A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),
•A contract acquired by the estate of a decedent by reason of such decedent’s death,
•Certain contracts acquired with respect to tax-qualified retirement arrangements,
•Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.
A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2.    Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon exceeding certain income thresholds.
a.    Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).
APP TAX-2

i.When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.
ii.To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.
iii.Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.
b.    Amounts Not Received as an Annuity
i.To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”
ii.Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”
iii.Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).
iv.The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.
v.In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.
vi.In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.
c.    Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to
APP TAX-3

prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d.    10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.
i.If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.
ii.The 10% penalty tax will not apply to the following distributions:
1.Distributions made on or after the date the recipient has attained the age of 59½.
2.Distributions made on or after the death of the holder or, where the holder is not an individual, the death of the primary annuitant.
3.Distributions attributable to a recipient becoming disabled.
4.A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).
5.Distributions made under certain annuities issued in connection with structured settlement agreements.
6.Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).
7.Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e.    Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f.    Required Distributions
i.Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:
1.If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;
2.If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and
3.If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.
ii.Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.
APP TAX-4

iii.Spouse Beneficiary
If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.
iv.Civil Union or Domestic Partner
Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.
g.    Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h.    Partial Exchanges.
The owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). The IRS in Revenue Procedure 2011-38, indicated that a partial exchange made on or after October 24, 2011 will be treated as a tax-free exchange under Code Section 1035 if there is no distribution from or surrender of, either contract involved in the exchange within 180 days of such exchange. Amounts received as annuity payments for a period of at least 10 years on one or more lives will not be treated as distributions for this purpose. If a transfer does not meet the 180-day test, the IRS will apply general tax rules to determine the substance and treatment of the transfer.
We advise you to consult with a qualified tax adviser as to the potential tax consequences before attempting any partial exchanges.
3.    Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•no more than 70% is represented by any two investments,
•no more than 80% is represented by any three investments and
•no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.
4.    Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets
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for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
D.    Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:
1.Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.
2.Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary “election out” forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.
Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E.    General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F.    Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign
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corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G.    Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37½ or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H.    Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2009-59. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by us, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
IMPORTANT INFORMATION REGARDING 2020 REQUIRED MINIMUM DISTRIBUTIONS:  On March 27, 2020 The Coronavirus Aid Relief and Economic Security (CARES) Act (the “Act”) became law.  The Act suspends, for 2020, Required Minimum Distribution (“RMD”) rules for most tax qualified retirement plans.  A more detailed discussion of the general RMD rules can be found below, but those rules are generally suspended for 2020.  The act also suspends RMDs for beneficiaries in 2020.
If you are enrolled in the automatic RMD program, we will continue to calculate your RMD for 2020 and will make that payment to you, unless you instruct us to do otherwise.
We recommend that you discuss the Act and your options with your investment advisor or tax professional.
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
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The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1.    Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.    Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to take required minimum distributions (“RMDs”), as described below, may result in imposition of a 50% additional tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59½ or dies is subject to a 10% additional tax on premature distributions, unless a special exception applies. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
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b.    SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c.    SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% additional tax for failure to make a full RMD, and to the 10% additional tax on premature distributions, as described below. In addition, the 10% additional tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.
d.    Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed in accordance with rules similar to those of a Traditional IRA. Prior to January 1, 2018, the Owner of a Traditional IRA or other qualified plan assets could recharacterize a Traditional IRA into a Roth IRA under certain circumstances. Effective January 1, 2018, a Traditional IRA or other qualified plan cannot be recharacterized as a Roth IRA. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2.    Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified
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Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3.    Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.after the employee reaches age 59½;
b.upon the employee’s separation from service;
c.upon the employee’s death or disability;
d.in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or
e.as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4.    Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred
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Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount ($19,500 for 2021). The Plan may provide for additional “catch-up” contributions . In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70½, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5.    Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, additional taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
6.    Additional Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal additional taxes not just on premature distributions, but also on excess contributions and failures to take required minimum distributions (“RMDs”). Additional taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The additional taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.
a.    Additional Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59½. However, this 10% additional tax does not apply to a distribution that is either:
(i)made to a beneficiary (or to the employee’s estate) on or after the employee’s death;
(ii)attributable to the employee’s becoming disabled under Code Section 72(m)(7);
(iii)part of a series of substantially equal periodic payments (not less frequently than annually - “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
(iv)(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
(v)(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
(vi)not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;
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(vii)certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;
(viii)for the birth or adoption of a child under Code Section 72(t)(2)(H);
(ix)made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or
(x)made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% additional tax does not apply to a distribution from an IRA that is either:
(xi)made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;
(xii)not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or
(xiii)for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% additional tax rate is increased to 25%.
b.    RMDs and 50% Additional Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 50% additional tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:
(i)the calendar year in which the individual attains:
(a) Age 70½ for participants born before July 1, 1949
(b) Age 72 for participants born on or after July 1, 1949, or
(ii)Except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over the life of such employee or over the lives of such employee and a designated beneficiary (as specified in the Code) or over a period not extending beyond the life expectancy of such employee or the life expectancy of such employee and a designated beneficiary.
Different rules apply to beneficiaries if an individual died prior to 2020 or in 2020 and subsequent years.
(i)    Individuals who died prior to 2020
(a)    If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70½.
(b)    If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
(ii)    Individuals who die in 2020 and subsequent years
(a)    For eligible designated beneficiaries as defined in Code Section 401(a)(9)(E)(ii), the RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 72.
(b)     For all other beneficiaries the individual’s entire interest generally must be distributed by the end of the calendar year containing the tenth anniversary of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
APP TAX-12

The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% additional tax for RMDs if such additional RMD amount is not timely distributed.
7.    Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under-estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8.    Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable additional tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either -
a.an RMD amount;
b.one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.any distribution made upon hardship of the employee.
APP TAX-13

Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution additional tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% additional tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.

APP TAX-14

Appendix I — Examples

Page
Premium Security Death Benefit	APP I-2
Asset Protection Death Benefit	APP I-3
Principal First	APP I-4
Principal First Preferred	APP I-5
Lifetime Income Builder	APP I-6
Lifetime Income Foundation	APP I-7
Lifetime Income Builder II	APP I-11
Lifetime Income Builder Selects and Lifetime Income Builder Portfolios	APP I-16
MAV Plus	APP I-28
Annuity Commencement Date Deferral Option	APP I-30

Premium Security Death Benefit
Example 1
Assume that:
•You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,
•You made an initial Premium Payment of $100,000,
•In your fourth Contract Year, you made a withdrawal of $8,000,
•Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,
•On the day we receive proof of Death, your Contract Value was $117,403, and your Maximum Anniversary Value was $106,000.
Calculation of Premium Security Death Benefit
To calculate the Premium Security Death Benefit, we calculate the following three values:
•The Contract Value of your Contract on the day we receive proof of Death [$117,403],
•Total Premium Payments adjusted for any partial Surrenders [$100,000 – $8,000 = $92,000]
•The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $106,000 = $143,903]; the lesser (a) and (b) is $106,000.
The Premium Security Death Benefit is the greatest of these three values, which is $117,403.
Example 2
Assume that:
•You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,
•You made an initial Premium Payment of $100,000,
•In your fourth Contract Year, you made a partial Surrender of $60,000,
•Your Contract Value in the fourth year immediately before your Surrender was $150,000,
•On the day we receive proof of Death, your Contract Value was $120,000,
•Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).
Calculation of Premium Security Death Benefit
To calculate the Premium Security Death Benefit, we calculate the following three values:
•The Contract Value of your Contract on the day we receive proof of Death [$120,000],
•Total Premium Payments adjusted for any partial Surrenders [$57,857 (see below)],
•The lesser of (a) Your Maximum Anniversary Value [$83,571 (see below)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.
The Premium Security Death Benefit is the greatest of these three values, which is $120,000.
Adjustment for Partial Surrender for Total Premium Payments
The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.
Adjustment for Partial Surrender for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $140,000 – $10,000 = $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 – (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.
APP I-2

Asset Protection Death Benefit
Example 1
Assume that:
•You purchased your Contract with the Asset Protection Death Benefit, because You and/or Your Annuitant were over age 80 on the issue date,
•You made an initial Premium Payment of $100,000,
•In your fourth Contract Year, you made a withdrawal of $8,000,
•Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,
•On the day we receive proof of Death, your Contract Value was $117,403,
•Your Maximum Anniversary Value was $106,000.
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:
•The Contract Value of your Contract on the day we receive proof of Death [$117,403],
•The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$100,000 – $8,000 = $92,000] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $92,000 = $140,403]; the lesser of (a) and (b) is $92,000.
•The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $106,000 = $143,903]; the lesser (a) and (b) is $106,000.
The Asset Protection Death Benefit is the greatest of these three values, which is $117,403.
Example 2
Assume that:
•You purchased your Contract with the Asset Protection Death Benefit because You and/or Your Annuitant were over age 80 on the issue date,
•You made an initial Premium Payment of $100,000,
•In your fourth Contract Year, you made a partial Surrender of $60,000,
•Your Contract Value in the fourth year immediately before your Surrender was $150,000,
•On the day we receive proof of Death, your Contract Value was $120,000,
•Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:
•The Contract Value of your Contract on the day we receive proof of Death [$120,000],
•The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% x $57,857 = $134,464]; the lesser (a) and (b) is $57,857,
•The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.
The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.
Example 3
Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then we recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:
•First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:
•The Contract Value of your Contract on the day we receive proof of Death [$120,000],
APP I-3

•The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% × $57,857 = $134,464]; the lesser (a) and (b) is $57,857.
•The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% ($83,571) = $140,893]; the lesser (a) and (b) is $83,571.
The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.
Principal First
Example 1: Assume you select this rider when you purchase your Contract and your initial Premium Payment is $100,000.
•Your Benefit Amount is $100,000, which is your initial Premium Payment.
•Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.
Example 2: If you make an additional Premium Payment of $50,000, then
•Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).
•Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).
Example 3: Assume the same facts as Example 1. If you take the maximum Benefit Payment before the end of the first Contract Year, then
•Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).
•Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).
Example 4: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:
•First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your “New Contract Value.”
•Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.
Example 5: Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:
•First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”
•Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your “New Benefit Amount.”
Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 7% of the greater of your New Contract Value and New Benefit Amount, which is $6,300.
Example 6: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $80,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:
•First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your “New Contract Value.”
•Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your “New Benefit Amount” becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.
APP I-4

We recalculate the Benefit Payment by comparing the “old” Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.
Example 7: If you elect to “step up” this rider after the 5th year, assuming you have made no withdrawals, and your Contract Value at the time of step up is $200,000, then
•We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.
•Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.
Principal First Preferred
Example 1: Assume you select this rider when you purchase your Contract and your initial Premium Payment is $100,000.
•Your Benefit Amount is $100,000, which is your initial Premium Payment.
•Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.
Example 2: If you make an additional Premium Payment of $50,000, then
•Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).
•Your Benefit Payment is $7,500, which is your new Benefit Amount ($150,000) multiplied by 5%.
Example 3: Assume the same facts as Example 1. If you take the maximum Benefit Payment before the end of the first Contract Year, then
•Your Benefit Amount becomes $95,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($5,000).
•Your Benefit Payment for the next year remains $5,000, because you did not take more than your maximum Benefit Payment ($5,000).
Example 4: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:
•First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your “New Contract Value.”
•Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $5,000.
Example 5: Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:
•First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”
•Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your “New Benefit Amount.”
Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 5% of the greater of your New Contract Value and New Benefit Amount, which is $4,500.
Example 6: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $80,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:
•First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your “New Contract Value.”
•Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your “New Benefit Amount” becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.
We recalculate the Benefit Payment by comparing the “old” Benefit Payment ($5,000) to 5% of the New Benefit Amount ($1,500). Your Benefit Payment becomes the lower of those two values, or $1,500.
APP I-5

Lifetime Income Builder
For all examples Your Guaranteed Minimum Death Benefit is the greater of the Benefit Amount and the Contract Value on the date of due proof of death.
Example 1: Assume you select this rider when you purchase your Contract, you are younger than age 60, and your initial Premium Payment is $100,000.
•Your Benefit Amount is $100,000, which is your initial Premium Payment.
•Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.
•Your Lifetime Benefit Payment is zero. The Lifetime Benefit Payment will be set equal to the Benefit Amount multiplied by 5% on the Contract Anniversary immediately following the Older Owner’s 60th birthday.
Example 2: Assume the same facts as Example 1. Also assume that you make no additional premium payments and take no withdrawals during the first Contract Year and that the Contract Value on your first anniversary is $105,000.
•At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.
•($105,000 / $100,000) – 1 = .05 = 5%.
•Your Benefit Amount is $105,000, which is your previous Benefit Amount plus the automatic Benefit Amount increase.
•Your Benefit Payment is $5,250, which is 5% of your Benefit Amount.
•The annual charge for this rider is 75 bps of the Benefit Amount after the automatic increase calculation.
•$105,000 × .0075 = $787.50, this amount is deducted from the Contract Value.
Example 3: Assume the same facts as Example 1. Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
•Your initial Benefit Amount is $100,000.
•Your Benefit Payment is $5,000.
•After the partial Surrenders of $1,000, your Benefit Amount is $99,000.
•There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.
•At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($99,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.
•($99,000/$100,000) - 1 = -.01 subject to the minimum of 0%
•Your Benefit Amount is $99,000, which is your previous Benefit Amount since the automatic Benefit Amount increase was 0%.
•Your Benefit Payment will remain at $5,000. Because your Benefit Amount did not increase because of the automatic Benefit Amount increase provision on the anniversary, the Benefit Payment will not increase. And because the remaining Benefit Amount ($99,000) is not less than the Benefit Payment immediately prior to the anniversary, the Benefit Payment will not be reduced.
•The annual charge for this rider is 75 bps of the Benefit Amount after the automatic increase calculation.
•$99,000 × .0075 = $742.50, this amount is deducted from the Contract Value.
Example 4: Assume the same facts as Example 3. Assume that an additional premium payment of $20,000 is made in Contract Year 2 and that, just prior to the payment, the Contract Value was $96,000.
•At the beginning of Contract Year 2, your initial Benefit Amount is $99,000.
•Your Benefit Payment is $5,000.
•Your Benefit Amount after the premium payment is $119,000.
•Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.
Example 5: Assume the same facts as Example 4. Assume that at the on the following anniversary (the end of Contract Year 2) the Contract Value is $118,000 and that no withdrawals were taken in Contract Year 2.
•After premium payment, your Benefit Amount is $119,000.
•Your Benefit Payment is $5,950.
•At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($118,000) divided by the Maximum Contract Value ($120,000), less 1 subject to a minimum of 0% and a maximum of 10%.
•($118,000 / $120,000) – 1 = –.01667 subject to a minimum of 0%
•Your Benefit Amount is $119,000, which is your previous Benefit Amount since the automatic Benefit Amount increase is 0%.
•Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.
APP I-6

•The annual charge for ths rider is 75 bps of the Benefit Amount after the automatic increase calculation.
•$119,000 × .0075 = $892.50, this amount is deducted from the Contract Value.
Example 6: Assume the same facts as Example 5. Assume that in the third Contract Year, a $35,000 partial Surrender is taken. The partial Surrender includes a CDSC. The withdrawal lowered the Contract Value from $115,000 to $80,000.
•At the beginning of Contract Year 3, your initial Benefit Amount is $119,000.
•Your Benefit Payment is $5,950.
•Since the total partial Surrender exceeds the Benefit Payment, the Benefit Amount is reset to the lesser of (i) or (ii) as follows
•(i) the Contract Value immediately following the partial withdrawal: $80,000.
•(ii) the Benefit Amount prior to the partial Surrender, less the amount of the Surrender: $119,000 – $35,000 =$84,000.
•Your new Benefit Amount is $80,000.
•Your new Benefit Payment is $4,000, which is 5% of the new Benefit Amount.
Example 7: Assume that on the Contract Anniversary immediately following the Older Owner’s 60th birthday, the Contract Value is $200,000.
•Your Benefit Amount after the automatic increase calculation is $200,000.
•Your Lifetime Benefit Payment is $10,000 which is 5% of your Benefit Amount.
•The annual charge for this rider is 75 bps of the Benefit Amount after the automatic increase calculation.
•$200,000 × .0075 = $1500, this amount is deducted from the Contract Value.
Example 8: Assume the owner withdraws $9,000 when, just prior to the partial Surrender, the Benefit Payment is$10,000; the Lifetime Benefit Payment is $7,000; the Benefit Amount $80,000 and the Contract Value is $85,000.
•Your Benefit Amount is $80,000 before the partial Surrender.
•Your Benefit Amount after the partial Surrender is $71,000, since the partial Surrender is less than your Benefit Payment.
•There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.
•Your Lifetime Benefit Payment will be reset to $3,550 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater than the annual Lifetime Benefit Payment.
Example 9: Assume the owner withdraws $12,000 when, just prior to the partial Surrender, the Benefit Payment is$10,000; the Lifetime Benefit Payment is $7,000; the Benefit Amount $80,000 and the Contract Value is $85,000.
•Your Benefit Payment is $80,000 before the partial Surrender.
•Your Benefit Amount after the partial Surrender is $68,000.
•It is the lesser of Contract Value after the partial Surrender ($73,000) and the Benefit Amount immediately prior the partial Surrender, less the partial Surrender amount ($68,000). This comparison is done because the partial Surrender is greater than your Benefit Payment.
•Your Benefit Amount will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrenders. This reset occurs because the partial Surrender is greater than the annual Benefit Payment.
•Your Lifetime Benefit Payment will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.
Example 10:  Assume the same facts as Example 1.  Also assume that you take a $5,000 partial Surrender in the first, second and third Contract Years and that the Contract Value on your third Anniversary is $80,000.  Assume that an additional Premium Payment of $6,000 is made on the third Anniversary.
•Your initial Benefit Amount was $100,000 prior to the partial Surrenders.
•After partial Surrenders of $5,000 in each of the first three policy years, your Benefit Amount is $85,000.
•The Benefit Amount after the additional Premium Payment is $91,000 = $85,000 + $6,000.
•Your Benefit Payment will be reset upon the additional Premium Payment to $4,550 = 5% * $91,000.  The Benefit Payment is now lower after the subsequent Premium Payment was made.
Lifetime Income Foundation
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $5,000, which is 5% of your Payment Base.
APP I-7

•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $4,500, which is 4.5% of your Payment Base.
•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Withdrawal Percentage is 5%, which is based on your age.
•Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 4: Assume the same contract issue facts as Example 3, however your first partial Surrender is taken at age 70. Your Withdrawal Percentage is 6% based on your age. Your Contract Value on the most recent Contract Anniversary is $105,000.
•Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percentage multiplied by $105,000, which is the greater of your Contract Value on the most recent Contract Anniversary and your Payment Base.
•You take a partial Surrender of $6,000.
•Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.
•Your remaining Lifetime Benefit Payment for the Contract Year is $300.
•Your Contract Value after the withdrawal is $99,000.
•Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Withdrawal Percentage is 4.5%, which is based on your age.
•Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 6: Assume the same contract issue facts as Example 5, however your first partial Surrender at age 70. Your Withdrawal Percentage is 5.5% based on your age. Your Contract Value on the most recent Contract Anniversary is $106,500.
•Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percentage multiplied by $106,500, which is the greater of your Contract Value on the most recent Contract Anniversary and your Payment Base.
•You take a partial Surrender of $5,500.
•Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.
•Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.
•Your Contract Value after the withdrawal is $101,000.
•Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:
•Your initial Payment Base is $100,000.
•Your Threshold is $5,000.
APP I-8

•Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:
•Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.
•Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.
•Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.
•The annual charge for this rider is 0.30% of the Payment Base.
•$99,000 × 0.30% = $297, this amount is deducted from the Contract Value.
•Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 8: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:
•Your initial Payment Base is $100,000.
•Your Threshold is $4,500.
•Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:
•Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.
•Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.
•Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.
•The annual charge for this rider is 0.30% of the Payment Base.
•$99,000 × 0.30% = $297, this amount is deducted from the Contract Value.
•Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 9: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:
•At the beginning of Contract Year 2, your initial Payment Base is $99,000.
•Your Threshold amount is $4,950.
•Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:
•Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.
•Your Threshold amount is $5,950, which is 5% of the greater the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.
•Payment or your Payment Base immediately following the Premium Payment.
•Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 10: Assume the same facts as Example 8 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:
•At the beginning of Contract Year 2, your initial Payment Base is $99,000.
•Your Threshold amount is $4,455.
•Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:
•Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.
APP I-9

•Your Threshold amount is $5,355, which is 4.5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.
•Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 11: Assume the older Covered Life is 74 (Single Life). Assume the Owner makes the first partial Surrender under the Contract of $3,300 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 6%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 6% multiplied by the greater of the Payment Base or Contract Value, or $3,300.
After the partial Surrender:
•Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage is 6% for the duration of your Contract.
•Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender
Example 12: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $3,025 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 5.5%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 5.5% multiplied by the greater of Payment Base or Contract Value, or $3,025.
After the partial Surrender:
•Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage is 5.5% for the duration of your Contract.
•Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 13: Assume the same facts as Example 11 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Prior to the partial Surrender:
•Your Payment Base is $50,000.
•Your Withdrawal Percentage was previously locked in at 6%.
•Your remaining Lifetime Benefit Payment for this Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,700.
After the partial Surrender:
•Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.
•Your Lifetime Benefit Payment remaining for the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.
Example 14: Assume the same facts as Example 12 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Prior to the partial Surrender:
•Your Payment Base is $50,000.
•Your Withdrawal Percentage was previously locked in at 5.5%.
•Your remaining Lifetime Benefit Payment for this Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,975.
APP I-10

After the partial Surrender:
•Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.
•Your Lifetime Benefit Payment remaining for the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.
Lifetime Income Builder II
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $5,000, which is 5% of your Payment Base.
•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $4,500, which is 4.5% of your Payment Base.
•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Withdrawal Percentage is 5%, which is based on your age.
•Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 4: Assume the same contract issue facts as Example 3, however your first partial Surrender is taken at age 70. Your Withdrawal Percentage is 6% based on your age. Your Contract Value at the beginning of the year is $105,000.
•Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percentage multiplied by $105,000, which is the greater of your Contract Value at the beginning of the year and your Payment Base.
•You take a partial Surrender of $6,000.
•Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.
•Your remaining Lifetime Benefit Payment for the Contract Year is $300.
•Your Contract Value after the withdrawal is $99,000.
•Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Withdrawal Percentage is 4.5%, which is based on your age.
•Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

APP I-11

Example 6: Assume the same contract issue facts as Example 5, however your first partial Surrender at age 70. Your Withdrawal Percentage is 5.5% based on your age. Your Contract Value at the beginning of the year is $106,500.
•Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percentage multiplied by $106,500, which is the greater of your Contract Value at the beginning of the year and your Payment Base.
•You take a partial Surrender of $5,500.
•Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.
•Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.
•Your Contract Value after the withdrawal is $101,000.
•Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:
•Your initial Payment Base is $100,000.
•Your Threshold is $5,000.
•Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
•($95,000/$100,000) – 1 = –.05 subject to the minimum of 0%.
•Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.
•Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.
•Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.
•The annual charge for this rider is 0.75% of the Payment Base after the automatic increase calculation.
•$99,000 × 0.75% = $742.50, this amount is deducted from the Contract Value.
•Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 8: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:
•Your initial Payment Base is $100,000.
•Your Threshold is $4,500.
•Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
•($95,000/$100,000) – 1 = -.05 subject to the minimum of 0%.
•Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.
•Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.
•Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.
•The annual charge for this rider is 0.75% of the Payment Base after the automatic increase calculation.
•$99,000 × 0.75% = $742.50, this amount is deducted from the Contract Value.
•Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
APP I-12

Example 9: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:
•At the beginning of Contract Year 2, your initial Payment Base is $99,000.
•Your Threshold amount is $4,950.
•Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:
•Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.
•Your Threshold amount is $5,950, which is 5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.
•Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 10: Assume the same facts as Example 8 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:
•At the beginning of Contract Year 2, your initial Payment Base is $99,000.
•Your Threshold amount is $4,455.
•Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:
•Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.
•Your Threshold amount is $5,355, which is 4.5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.
•Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 11: Assume the older Covered Life is 74 (Single Life). Assume the owner makes the first partial Surrender under the Contract of $3,300 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 6%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 6% multiplied by the greater of the Payment Base or Contract Value, or $3,300.
After the partial Surrender:
•Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage is 6% for the duration of your Contract.
•Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 12: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $3,025 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 5.5%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 5.5% multiplied by the greater of Payment Base or Contract Value, or $3,025.
After the partial Surrender:
•Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage is 5.5% for the duration of your Contract.
•Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.
APP I-13

Example 13: Assume the same facts as Example 11 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Prior to the partial Surrender:
•Your Payment Base is $50,000.
•Your Withdrawal Percentage was previously locked in at 6%.
•Your remaining Lifetime Benefit Payment for this Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,700.

After the partial Surrender:
•Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.
•Your Lifetime Benefit Payment remaining for the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.
Example 14: Assume the same facts as Example 12 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Prior to the partial Surrender:
•Your Payment Base is $50,000.
•Your Withdrawal Percentage was previously locked in at 5.5%.
•Your remaining Lifetime Benefit Payment for this Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,975.
After the partial Surrender:
•Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.
•Your Lifetime Benefit Payment remaining for the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.
Example 15: Assume the same facts as Example 1 (Single Life). Now assume you have reached your first Contract Anniversary. Your Contract Value on the Contract Anniversary is $110,000.
Prior to the Contract Anniversary:
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $5,000, which is 5% of your Payment Base.
•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
After the Contract Anniversary:
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($110,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
•($110,000/$100,000) – 1 = .10 subject to the maximum of 10%.
•Your Payment Base is $110,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.
•Your Threshold amount for the Contract Year is $5,500, which is your new Payment Base multiplied by 5%.
•Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.

APP I-14

Example 16: Assume the same facts as Example 2 (Joint/Spousal). Now assume you have reached your first Contract Anniversary. Your Contract Value on the anniversary is $105,000.
Prior to the Contract Anniversary:
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $4,500, which is 4.5% of your Payment Base.
•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
After the Contract Anniversary:
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
•($105,000/$100,000) – 1 = .05 subject to the maximum of 10%.
•Your Payment Base is $105,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.
•Your Threshold amount for the Contract Year is $4,725, which is your new Payment Base multiplied by 4.5%.
•Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.

Example 17: Spousal Contract Continuation
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000. The values for the rider are impacted as follows:
Payment Base = $150,000 (greater of Contract Value or Payment Base on date of continuation)
WP = existing Withdrawal Percentage if partial Surrender have been taken, or else it is set using the remaining Spouse’s attained age on the Contract Anniversary prior to the first partial Surrender (for this example we will say it is 6%).
Lifetime Benefit Payment = $9,000 (WP × greater of Payment Base or Contract Value on date of continuation)
Death Benefit = $150,000 (Contract Value on date of continuation)
Maximum Contract Value (LIB II Only) = $150,000 (Contract Value on date of continuation)
Example 18: Assume the same facts as Example 3 (Single Life). Also assume that partial surrenders of $5,000 were taken via Automatic Income Program and the Contract Value on your first anniversary is $130,000.
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($130,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
•($130,000/$100,000) - 1 = 30%, subject to a maximum of 10%.
•The Payment Base at anniversary is $100,000 * 110% = $110,000.
•The Lifetime Benefit Payment is $6,500, which is the product of your Withdrawal Percentage multiplied by $130,000, which is the greater of your Contract Value at anniversary ($130,000) and your Payment Base ($110,000).
•Your Automatic Income Program will not be updated to reflect the increased Lifetime Benefit Payment. It is your responsibility to request a change in your Automatic Income Program. This will not happen automatically.
Example 19: Assume the same facts as Example 18 (Single Life). Also assume that the was updated to reflect the Lifetime Benefit Payment of $6,500 and partial surrenders of $6,500 were taken via Automatic Income Program in the next contract year and that the Contract Value on your second anniversary is $105,000.
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($130,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
•($105,000/$130,000) - 1 = -19.2%, subject to a minimum of 0%.
•The Payment Base remains $110,000.
•The Lifetime Benefit Payment is $5,500 which is the product of your Withdrawal Percentage multiplied by $110,000, which is the greater of your Contract Value at anniversary ($105,000) and your Payment Base ($110,000).
•Your Automatic Income Program will not be updated to reflect the decreased Lifetime Benefit Payment. If the Lifetime Benefit Payment decreases in a contract year you must verify that the Automatic Income Program payments are at or below the Lifetime Benefit Program to avoid reduction of Payment Base and future Lifetime Benefit Payment due to excess withdrawals. The Automatic Income Program update will not happen automatically.
Example 20: Assume the same facts as Example 19 (Single Life). Also assume that the Automatic Income Program was not updated to reflect the change in Lifetime Benefit Payment of $6,500 to $5,500, partial surrenders of $6,500
APP I-15

were taken via Automatic Income Program in the next contract year and the Contract Value immediately prior to the withdrawal was $90,000.
•The partial surrender via Automatic Income Program ($6,500) was in excess of the Lifetime Benefit Payment ($5,500).
•The Payment Base will be reduced by the amount of the partial surrender exceeding the Lifetime Benefit Payment by applying a factor.
•The adjustment factor is 1 - ( A / (B - C)), where:
•A = the amount of the partial surrender exceeding the Lifetime Benefit Payment ($1,000 = $6,500 - $5,500).
•B = Contract Value immediately prior to the Partial Surrender ($90,000).
•C = The Lifetime Benefit Payment less any prior partial surrenders during the contract year. ($5,500).
•The adjustment factor is: 1 - ($1,000 / ($90,000 - $5,500)) = 0.9882.
•The Payment Base after the excess withdrawal is $108,702 = $110,000 * 0.9882.
•The Lifetime Benefit Payment for the remainder of the contract year is zero.
•The Lifetime Benefit Payment will be recalculated upon the next anniversary using the reduced Payment Base.
Lifetime Income Builder Selects and Lifetime Income Builder Portfolios
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$5,000	$5,000
	5% of your Payment Base	5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$4,500	$4,500
	4.5% of your Payment Base	4.5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.
APP I-16

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Withdrawal Percentage	5%	5%
	Based on your age	Based on your age
Lifetime Benefit Payment	$5,000	$5,000
	5% of your Payment Base	5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
APP I-17

Example 4: Assume the same contract issue facts as Example 3 (Single Life), however your first partial Surrender is taken at age 70. Your Withdrawal Percentage is 6% based on your age. Your Contract Value at the beginning of the year is $105,000. Your Contract Value upon attaining age 70 is $105,500.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Lifetime Benefit Payment	$6,330	$6,300
	Withdrawal Percentage multiplied by the greater of your Payment Base or Contract Value upon attaining age 70	Withdrawal Percentage multiplied by your Payment Base
You take a partial Surrender of $6,000, values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Withdrawal Percentage	6%(1)	6%(1)
Lifetime Benefit Payment	$330	$300
	Remaining for Contract Year	Remaining for Contract Year
Contract Value after the withdrawal	$99,000	$99,000
Guaranteed Minimum Death Benefit	$94,000	$94,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Withdrawal Percentage	4.5%	4.5%
	Based on your age	Based on your age
Lifetime Benefit Payment	$4,500	$4,500
	4.5% of your Payment Base	4.5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
(1)The Withdrawal Percentage will remain for the duration of your Contract unless an automatic Payment Base increase occurs on a future anniversary and a new Withdrawal Percentage age band is applicable; if no automatic Payment Base increase occurs on a future anniversary where a new Withdrawal Percentage age band is applicable, your Withdrawal Percentage will remain as is.
Example 6: Assume the same contract issue facts as Example 5 (Joint/Spousal), however your first partial Surrender is taken at age 70. Your Withdrawal Percentage is 5.5% based on your age. Your Contract Value at the beginning of the Contract Year is $110,000. Your Contract Value upon attaining age 70 is $111,000.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$110,000	$110,000
Lifetime Benefit Payment	$6,105	$6,050
	Withdrawal Percentage multiplied by the greater of your Payment Base or Contract Value upon attaining age 70	Withdrawal Percentage multiplied by your Payment Base
APP I-18

You take a partial Surrender of $6,000, values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$110,000	$110,000
Withdrawal Percentage	5.5% (1)	5.5%(1)
Lifetime Benefit Payment	$105	$50
	Remaining for Contract Year	Remaining for Contract Year
Contract Value after the withdrawal	$105,000	$105,000
Guaranteed Minimum Death Benefit	$94,000	$94,000
	Prior Death Benefit reduced by withdrawal	Prior Death Benefit reduced by the withdrawal
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $95,000.
Values prior to the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$5,000	$5,000
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Prior Payment Base reduced by withdrawal	Prior Payment Base reduced by withdrawal
Withdrawal Percentage	5%(1)	5%(1)
Threshold	$4,000	$4,000
	Remaining for the Contract Year	Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	The ratio is the Contract Value ($95,000) divided by your current Payment Base ($99,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 4%, subject to minimum of 0%, No change to the Payment Base	Your current Payment Base
Threshold	$4,950	$4,950
	5% of your Payment Base	5% of your Payment Base
Rider Charge	$841.50	$1,138.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
APP I-19

No change due to anniversary processing	No change due to anniversary processing
Example 8: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $105,000.
Values prior to the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$5,000	$5,000
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Prior Payment Base reduced by withdrawal	Prior Payment Base reduced by withdrawal
Withdrawal Percentage	5%(1)	5%(1)
Threshold	$4,000	$4,000
	Remaining for the Contract Year	Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
	The ratio is the Contract Value ($105,000) divided by your current Payment Base ($99,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 6%, subject to minimum of 0% and maximum of 10%	Your current Payment Base
Threshold	$5,250	$5,250
	5% of your Payment Base	5% of your Payment Base
Rider Charge	$892.50	$1,207.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	No change due to anniversary processing	No change due to anniversary processing
Example 9: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $95,000.
Values prior to the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$4,500	$4,500
Guaranteed Minimum Death Benefit	$100,000	$100,000
APP I-20

Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Prior Payment Base reduced by withdrawal	Prior Payment Base reduced by withdrawal
Withdrawal Percentage	4.5%(1)	4.5%(1)
Threshold	$3,500	$3,500
	Remaining for the Contract Year	Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	The ratio is the Contract Value ($95,000) divided by your current Payment Base ($99,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 4%, subject to minimum of 0%, No change to the Payment Base	Your current Payment Base
Threshold	$4,455	$4,455
	4.5% of your Payment Base	4.5% of your Payment Base
Rider Charge	$841.50	$1,138.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	No change due to anniversary processing	No change due to anniversary processing
Example 10: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $121,000.
Values prior to the Premium Payment:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,950	$4,950
Guaranteed Minimum Death Benefit	$99,000	$99,000
Values after the Premium Payment:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	Prior Payment Base increased by the Premium Payment	Prior Payment Base increased by the Premium Payment
Threshold	$6,050	$5,950
	Withdrawal Percentage multiplied by the greater of your current Payment Base or Contract Value	Withdrawal Percentage multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	Prior Death Benefit increased by the Premium Payment	Prior Death Benefit increased by the Premium Payment
APP I-21

Example 11: Assume the same facts as Example 9 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $125,000.
Values prior to the Premium Payment:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,455	$4,455
Guaranteed Minimum Death Benefit	$99,000	$99,000
Values after the Premium Payment:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	Prior Payment Base increased by the Premium Payment	Prior Payment Base increased by the Premium Payment
Threshold	$5,625	$5,355
	Withdrawal Percentage multiplied by the greater of your current Payment Base or Contract Value	Withdrawal Percentage multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	Prior Death Benefit increased by the Premium Payment	Prior Death Benefit increased by the Premium Payment
Example 12: Assume the older Covered Life is 74 (Single Life). Assume the owner makes the first partial Surrender under the Contract of $3,000 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 6%; the Guaranteed Minimum Death Benefit is $50,000.
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percentage	6%(1)	6%(1)
Lifetime Benefit Payment	$300	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,300	Available Lifetime Benefit Payment was $3,000
Guaranteed Minimum Death Benefit	$47,000	$47,000
	Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender
Example 13: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $2,750 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 5.5%; the Guaranteed Minimum Death Benefit is $50,000.
APP I-22

Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percentage	5.5%(1)	5.5%(1)
Lifetime Benefit Payment	$275	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,025	Available Lifetime Benefit Payment was $2,750
Guaranteed Minimum Death Benefit	$47,250	$47,250
	Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender
Example 14: Assume the same facts as Example 12 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Values prior to the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percentage	6%	6%
Lifetime Benefit Payment	$300	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,300	Available Lifetime Benefit Payment was $3,000
Guaranteed Minimum Death Benefit	$47,000	$47,000
	Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$49,323	$49,038
	Proportional reduction: 1-($700/($52,000-$300)	Proportional reduction: 1-($1000/$52,000)
Lifetime Benefit Payment	$0	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
Guaranteed Minimum Death Benefit	$46,068	$46,096
APP I-23

Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above
Example 15: Assume the same facts as Example 13 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Values prior to the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
Withdrawal Percentage	5.5%	5.5%
Lifetime Benefit Payment	$275	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,025	Available Lifetime Benefit Payment was $2,750
Guaranteed Minimum Death Benefit	$47,250	$47,250
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$48,230	$47,959
	Proportional reduction: 1-($1,725/($49,000-$275)	Proportional reduction: 1-($2,000/$49,000)
Lifetime Benefit Payment	$0	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
Guaranteed Minimum Death Benefit	$45,312	$45,321
	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above
Example 16: Assume the same facts as Example 1 (Single Life). Now assume you have reached your first Contract Anniversary. Your Contract Value on the Contract Anniversary is $115,000.
Values prior to the Contract Anniversary:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$5,000	$5,000
	5% of your Payment Base	5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
APP I-24

Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$110,000	$115,000
	The ratio is the Contract Value ($115,000) divided by your current Payment Base ($100,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 15%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Your current Payment Base
Threshold	$5,500	$5,750
	5% of your Payment Base	5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	No change due to anniversary processing	No change due to anniversary processing
Example 17: Assume the same facts as Example 2 (Joint/Spousal). Now assume you have reached your first Contract Anniversary. Your Contract Value on the anniversary is $115,000.
Values prior to the Contract Anniversary:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$4,500	$4,500
	4.5% of your Payment Base	4.5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Values after the Contract Anniversary:

Payment Base	$110,000	$115,000
	The ratio is the Contract Value ($115,000) divided by your current Payment Base ($100,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 15%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Your current Payment Base
Threshold	$4,950	$5,175
	4.5% of your Payment Base	4.5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	No change due to anniversary processing	No change due to anniversary processing
Example 18: Spousal Contract Continuation(Single Life)
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.
Values upon Spousal Continuation:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$150,000	$150,000
	Equal to the Contract Value on date of continuation	Equal to Contract Value on date of continuation
Withdrawal Percentage	6%	6%
APP I-25

	Withdrawal Percentage is set using the oldest Covered Life’s age on the effective date of continuation	Withdrawal Percentage is set using the oldest Covered Life’s age on the effective date of continuation
Lifetime Benefit Payment	$9,000	$9,000
	Withdrawal Percentage multiplied by the Payment Base on date of continuation	Withdrawal Percentage multiplied by the Payment Base on date of continuation
Guaranteed Minimum Death Benefit	$150,000	$150,000
	Equal to Contract Value on date of continuation	Equal to Contract Value on date of continuation
Example 19: Spousal Contract Continuation (Joint/Spousal)
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.
Values upon Spousal Contract Continuation:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$150,000	$150,000
	Greater of Contract Value or Payment Base on date of continuation	Greater of Contract Value or Payment Base on date of continuation
Withdrawal Percentage	5.5%	5.5%
	Withdrawal Percentage is set using the oldest Covered Life’s age on the effective date of continuation	Withdrawal Percentage is set using the oldest Covered Life’s age on the effective date of continuation
Lifetime Benefit Payment	$8,250	$8,250
	Withdrawal Percentage multiplied by the greater of the Contract Value or Payment Base on date of continuation	Withdrawal Percentage multiplied by Payment Base on date of continuation
Guaranteed Minimum Death Benefit	$150,000	$150,000
	Equal to Contract Value on date of continuation	Equal to Contract Value on date of continuation
Example 20: Withdrawal Percentage Increase; Assume the same contract issue facts as Example 4 (Single Life). Your Withdrawal Percentage is 6%, which was based on your age (70) at the time of first withdrawal. Your Lifetime Benefit Payment prior to the contract anniversary is $6,300. You are now age 75 and your anniversary is being processed. Your Contract Value on anniversary is $117,000.
Values prior to the Anniversary:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Withdrawal Percentage	6%	6%
Lifetime Benefit Payment	$6,300	$6,300
Guaranteed Minimum Death Benefit	$94,000	$94,000
Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$115,500	$117,000
	The ratio is the Contract Value ($117,000) divided by your current Payment Base ($105,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 11%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Your current Payment Base
Withdrawal Percentage	6.5%	6.5%
APP I-26

	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased
Lifetime Benefit Payment	$7,507.50	$7,605
Rider Charge	$977.50	$1,345.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$94,000	$94,000
	No change due to anniversary processing	No change due to anniversary processing
Example 21
Assume the following Contract values:
Contract Value = $3,000
Lifetime Benefit Payment = $2,000
Client takes a partial Surrender of $2,000 (within rider limit)
New Contract Value = $1,000
•Minimum Amount Rule is reached as remaining Contract Value is reduced below one Lifetime Benefit Payment and the Partial Surrender was within the rider limit
•Contract Value is transferred to approved investment program
•We will no longer accept subsequent Premium Payments
•We will begin to automatically pay the annual Lifetime Benefit Payment via the Automatic Income Program. The Lifetime Benefit Payment will be paid out of our General Account
•The payout of the Lifetime Benefit Payment will no longer reduce the Contract Value, however, the Death Benefit will continue to be reduced
•We will waive the Annual Maintenance Fee and rider fee
•Benefit Increases will no longer be applied
NOTE: If the Contract Value is reduced below one Lifetime Benefit Payment on any Contract Anniversary due to performance the above scenario would occur.
Example 22
Assume the following Contract values:
Contract Value = $3,000
Lifetime Benefit Payment = $2,000
Client takes a partial Surrender of $2,800 (exceeds rider limit)
New Contract Value = $200
•Minimum Account Rule is reached as remaining Contract Value is reduced below the Minimum Account Rule under the contract, $500 (varies by state) and the Partial Surrender exceeded the rider limit
•Contract is fully liquidated
Example 23: Automatic Payment Base Increase to Relevant Covered Life Attained age 90. Assume that you select a Single Life option. Your Withdrawal Percentage is 7.5%, which is based on your age (85) at the time of your first withdrawal. Your Lifetime Benefit Payment prior to contract anniversary is $7,500. You are now age 90 and your anniversary is being processed. Your Contract Value on your anniversary is $120,000.
Values prior to anniversary:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Withdrawal Percentage	7.5%	7.5%
Lifetime Benefit Payment	$7,500	$7,500
Guaranteed Minimum Death Benefit	$92,500	$92,500
APP I-27

Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$110,000	$120,000
	The ratio is the Contract Value ($120,000) divided by current Payment Base ($100,00), less 1 results in 20%, capped at 10%	Greater of the Contract Value prior to the rider charge being taken, or Your Payment Base
Withdrawal Percentage	8%	8%
	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased
Lifetime Benefit Payment	$8,800	$9,600
Rider Charge	$935	$1,380.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$92,500	$92,500
	No change due to anniversary processing	No change due to anniversary processing
Example 24: Deferral Illustration. Assume that on your birthday in September 2008 you are 60. You purchase the Contract in November 2008 and select Lifetime Income Builder Portfolios with the Single Life option. Assume no growth in Contract Value.

Feature	No partial Surrenders in first 5 years of the rider	Partial Surrender in second year of the rider
Withdrawal Percentage at issue	5%	5%
Payment Base at issue	$100,000	$100,000
Lifetime Benefit Payment at issue	$5,000	$5,000
Withdrawal Percentage on birthday in September 2013 when Relevant Covered Life is age 65	Increased to 5.5%	Remains at 5%
Payment Base on birthday	$100,000	$100,000
	No change due to birthday	No change due to birthday
Lifetime Benefit Payment on birthday	Increased to $5,500	Remains at $5,000
Anniversary in November 2013 - Contract Value is less than current Payment Base, so there is no change to the Payment Base	$100,000	$100,000
Withdrawal Percentage	5.5%	5%
Lifetime Benefit Payment	$5,500	$5,000
MAV Plus
Example 1
Assume that:
•You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,
•You made a single Premium Payment of $100,000,
•In your fourth Contract Year, you made a withdrawal of $8,000,
•Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,
•On the day we receive proof of Death, your Contract Value was $117,403,
•Your Maximum Anniversary Value was $106,000,
•The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Premium Security Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.
Adjustment for Partial Surrenders for Earnings Protection Benefit
To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:
APP I-28

•We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$109,273 – $100,000 – $0 + $0 = $9,273].
Since the Contract gain at the time of partial Surrender [$9,273] exceeds the partial Surrender [$8,000], there is no adjustment for the partial Surrender in this case.
Calculation of Contract gain
We would calculate the Contract gain as follows:
•Contract Value on the day we receive proof of Death [$117,403],
•Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],
•Add any adjustments for partial Surrenders [$0], So the Contract gain equals $17,403.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:
•We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),
•plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),
•minus any adjustments for partial Surrenders ($0),
Which equals $100,000. The cap is 200% of $100,000, which is $200,000.
MAV Plus Death Benefit Amount is $106,000. (See Example 1 under Premium Security Death Benefit for details of calculation.)
Adjusted Total Premium Payment Amount is $92,000. (See Example 1 under MAV Plus/EPB Death Benefit for details of calculation.)
MAV Plus Death Benefit
In this situation the cap does not apply, so we take the Contract Value on the date we receive proof of death and adds 40% of gain [$117,403 + 40% (17,403)] which totals $124,364. This is the greatest of the four values compared, and so is the Death Benefit.
Example 2
Assume that:
•You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,
•You made a single Premium Payment of $100,000,
•In your fourth Contract Year, you made a partial Surrender of $60,000,
•Your Contract Value in the fourth year immediately before your Surrender was $150,000,
•Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)),
•On the day we receive proof of Death, your Contract Value was $120,000,
•The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.
Adjustment for Partial Surrenders
To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:
•We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$150,000 – $100,000 – $0 + $0 = $50,000].
Since the partial Surrender [$60,000] exceeds the Contract gain at the time of partial Surrender [$50,000], the adjustment for the partial Surrender is the difference, or $10,000.
Calculation of Contract gain
We would calculate the Contract gain as follows:
•Contract Value on the day we receive proof of Death [$120,000],
•Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],
•Add any adjustments for partial Surrenders [$10,000], So the Contract gain equals $30,000.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:
•We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),
APP I-29

•plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),
•minus any adjustments for partial Surrenders ($10,000),
Which equals $90,000. The cap is 200% of $90,000, which is $180,000.
Adjustment for Partial Surrenders for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $140,000 – $10,000 = $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 minus $10,000 = $140,000. The proportional factor is 1 – (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.
Death Benefit with Earnings Protection Benefit
In this situation the cap does not apply, so we take 40% of Contract gain on the day we receive proof of death $30,000 or $12,000 and add that to the Contract Value on the date we receive proof of death. Therefore, the Earnings Protection Benefit is [40% ($30,000) + $120,000], which equals $132,000.
Annuity Commencement Date Deferral Option
This example does not represent your actual Contract. It uses hypothetical amounts, not your actual Contract amounts.
This example is intended to help you compare the total and taxable amounts of annuity payments if you annuitize your contract on its Annuity Commencement Date to the total and taxable amounts of annuity payments if you elect the Deferral Option and either die at age 100 under circumstances which trigger payment of a Death Benefit or annuitize your contract on the Annuitant’s 100th birthday.
Because the amounts used below are assumptions and do not represent your actual Contract amounts, this example should not be considered to be a representation of the actual total or taxable amounts nor a representation of the tax consequences of receipt of those total or taxable amounts. The consequences of receipt of those total and taxable amounts depend on many factors outside the scope of this example.
This example assumes that on the Annuity Commencement Date:
The annuitant is age 90.
The Contract Value is $250,000.
The investment (tax basis) in the Contract is $175,000.
The Contract is non-Qualified.
The amounts shown in this example will vary depending on the annuitization option chosen and whether variable payouts, fixed payouts or a combination of variable and fixed payouts are elected. In addition, the exclusion ratio depends on factors including the investment into the Contract, the Contract Value and the length of time that annuity payments will continue. For Payout Options which include a Life Annuity, the exclusion ratio may also depend on the annuitant’s life expectancy at the time annuity payments begin.
As you consider this example, please note that to make a direct comparison between the total and taxable amounts received through annuitization at the Annuity Commencement Date (age 90) and received at the Deferred Annuity Commencement Date, you must calculate the results of investment of the amount received at age 90 for the ten-year period until age 100. Factors to consider in this calculation include:
•The assumed net rate of return for this period;
•The amount payable in taxes related to this amount; and
•Potential changes in laws including tax laws that may affect investment and taxes.
Total and taxable amounts if the Contract is annuitized on the Annuity Commencement Date:
To calculate the total and taxable amounts, this example assumes:
The election of the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option.
The annual payment is assumed to equal to $25,660. This amount is calculated based on the assumed contract value of $250,000 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $256,600 ($25,660 per year times 10 years) will be received.
Based on these assumptions:
The exclusion ratio is 0.682 ($175,000 divided by $256,600). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($25,660 times 0.682). This represents the portion of your annual payment that is excludable from federal income tax. The annual taxable amount is the remainder, $8,160 ($25,660 minus $17,500).
APP I-30

After 10 years, the total taxable amount is $81,600 ($8,160 per year times 10 years).
Total and taxable amounts if the Annuity Commencement Date Deferral Option is elected and the Annuity Commencement Date is deferred to age 100 and the Contract has positive net returns through age 100:
This example assumes:
The Contract has a 4% annual growth, net of fees, compounded annually, for the next ten years.
Based on this assumption, the Contract Value at age 100 is $370,061 ($250,000 times (1+ .04) compounded each year for ten years).
If a Death Benefit is payable at age 100:
The beneficiary receives the $370,061 Contract Value as a Death Benefit in one lump sum.
$195,061 (the total amount minus the investment in the Contract, or $370,061 minus $175,000) of the amount is taxable to the beneficiary.
If annuitization is elected at age 100 using the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option:
This example assumes:
The annual payment is assumed to equal to $37,960. This amount is calculated based on the assumed contract value of $370,061 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $379,600 ($37,960 per year times 10 years) will be received.
Based on this assumption:
The exclusion ratio will be 0.461 ($175,000 divided by $379,600). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($37,960 times 0.461). This represents the portion of your annual payment that is excludable from federal income tax.
The annual taxable amount is the remainder, $20,460 ($37,960 minus $17,500).
After 10 years, the total taxable amount is $204,600 ($20,460 per year times 10 years).
Total and taxable amounts if the Annuity Commencement Date Deferral Option is elected, the Annuity Commencement Date is deferred to age 100 and the Contract has negative net returns through age 100:
This example assumes:
The Contract has a -2% annual growth, net of fees, compounded annually, for the next ten years.
Based on this assumption, the Contract Value at age 100 is $204,268 ($250,000 times (1 -.02) compounded each year for ten years).
If a Death Benefit is payable at age 100:
The beneficiary receives the $204,268 Contract Value as a Death Benefit in one lump sum.
$29,268 (the total amount minus the investment in the Contract, or $204,268 minus $175,000) of the amount is taxable to the beneficiary.
If annuitization is elected at age 100 using the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option:
This example assumes:
The annual payment is assumed to equal to $20,983. This amount is calculated based on the assumed contract value of $204,268 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $209,830 ($20,983 per year times 10 years) will be received.
Based on this assumption:
The exclusion ratio will be 0.834 ($175,000 divided by $209,830). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($20,983 times 0.834). This represents the portion of your annual payment that is excludable from federal income tax.
The annual taxable amount is the remainder or $3,483 ($20,983 minus $17,500).
After 10 years, total taxable amount is $34,830 ($3,483 per year times 10 years).
APP I-31

Appendix II - Accumulation Unit Values
The following information should be read in conjunction with the financial statements for the Separate Account included in the SAI.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. There are two tables below reflecting the Accumulation Unit Values for Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company. The tables show only the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits. Tables showing all classes of Accumulation Unit Values corresponding to all combinations of optional benefits appear in the SAI, which you may obtain free of charge by contacting us at 1-800-862-6668.
Talcott Resolution Life Insurance Company
Series II/IIR/III

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
American Funds Insurance Series® Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.382	$24.565	$26.101	$22.762	$21.087	$21.078	$20.271	$16.611	$14.491	$14.500
Accumulation Unit Value at end of period	$32.599	$29.382	$24.565	$26.101	$22.762	$21.087	$21.078	$20.271	$16.611	$14.491
Number of Accumulation Units outstanding at end of period (in thousands)	651	707	775	945	1,092	1,319	1,795	2,137	2,817	3,385
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.811	$19.273	$20.694	$18.237	$17.073	$17.247	$16.761	$13.880	$12.236	$12.373
Accumulation Unit Value at end of period	$25.045	$22.811	$19.273	$20.694	$18.237	$17.073	$17.247	$16.761	$13.880	$12.236
Number of Accumulation Units outstanding at end of period (in thousands)	253	283	314	352	357	386	442	470	414	396
American Funds Insurance Series® Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.472	$2.064	$2.291	$1.984	$1.694	$1.769	$1.554	$1.184	$1.054	$1.078
Accumulation Unit Value at end of period	$2.651	$2.472	$2.064	$2.291	$1.984	$1.694	$1.769	$1.554	$1.184	$1.054
Number of Accumulation Units outstanding at end of period (in thousands)	3,707	4,055	4,710	5,433	6,412	6,922	8,928	10,115	13,860	16,931
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.042	$1.723	$1.932	$1.691	$1.459	$1.539	$1.367	$1.053	$0.947	$0.979
Accumulation Unit Value at end of period	$2.166	$2.042	$1.723	$1.932	$1.691	$1.459	$1.539	$1.367	$1.053	$0.947
Number of Accumulation Units outstanding at end of period (in thousands)	1,618	1,798	2,056	2,143	2,111	2,067	2,407	2,380	1,837	1,970
American Funds Insurance Series® Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.001	$16.685	$17.033	$16.654	$16.397	$16.575	$15.958	$16.532	$15.902	$15.191
Accumulation Unit Value at end of period	$19.489	$18.001	$16.685	$17.033	$16.654	$16.397	$16.575	$15.958	$16.532	$15.902
Number of Accumulation Units outstanding at end of period (in thousands)	1,580	1,675	1,860	2,132	2,303	2,603	3,230	4,234	3,471	3,785
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.069	$13.177	$13.594	$13.432	$13.365	$13.652	$13.283	$13.905	$13.517	$13.049
Accumulation Unit Value at end of period	$15.072	$14.069	$13.177	$13.594	$13.432	$13.365	$13.652	$13.283	$13.905	$13.517
Number of Accumulation Units outstanding at end of period (in thousands)	223	178	189	212	223	245	362	290	319	292
APP II-1

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
American Funds Insurance Series® Capital World Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.718	$12.902	$13.254	$12.572	$12.406	$13.108	$13.104	$13.633	$13.013	$12.617
Accumulation Unit Value at end of period	$14.874	$13.718	$12.902	$13.254	$12.572	$12.406	$13.108	$13.104	$13.633	$13.013
Number of Accumulation Units outstanding at end of period (in thousands)	299	329	379	427	481	545	800	1,017	1,461	1,586
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.937	$11.346	$11.778	$11.290	$11.259	$12.021	$12.145	$12.769	$12.316	$12.068
Accumulation Unit Value at end of period	$12.808	$11.937	$11.346	$11.778	$11.290	$11.259	$12.021	$12.145	$12.769	$12.316
Number of Accumulation Units outstanding at end of period (in thousands)	64	68	71	77	75	93	102	100	112	102
American Funds Insurance Series® Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.733	$16.797	$18.839	$15.147	$14.302	$14.694	$14.099	$11.662	$10.055	$10.712
Accumulation Unit Value at end of period	$23.313	$21.733	$16.797	$18.839	$15.147	$14.302	$14.694	$14.099	$11.662	$10.055
Number of Accumulation Units outstanding at end of period (in thousands)	373	421	510	608	754	879	1,140	1,482	2,392	2,796
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.813	$14.694	$16.655	$13.532	$12.912	$13.405	$12.998	$10.865	$9.467	$10.192
Accumulation Unit Value at end of period	$19.970	$18.813	$14.694	$16.655	$13.532	$12.912	$13.405	$12.998	$10.865	$9.467
Number of Accumulation Units outstanding at end of period (in thousands)	38	47	50	50	54	73	91	85	79	81
American Funds Insurance Series® Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$38.115	$28.558	$31.824	$24.535	$24.715	$23.426	$23.208	$18.210	$15.059	$16.753
Accumulation Unit Value at end of period	$49.060	$38.115	$28.558	$31.824	$24.535	$24.715	$23.426	$23.208	$18.210	$15.059
Number of Accumulation Units outstanding at end of period (in thousands)	184	209	250	292	351	425	529	695	953	1,086
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.733	$18.727	$21.089	$16.430	$16.726	$16.021	$16.039	$12.718	$10.628	$11.948
Accumulation Unit Value at end of period	$31.503	$24.733	$18.727	$21.089	$16.430	$16.726	$16.021	$16.039	$12.718	$10.628
Number of Accumulation Units outstanding at end of period (in thousands)	66	80	91	89	90	95	96	123	114	119
American Funds Insurance Series® Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$35.419	$27.297	$30.931	$24.903	$24.722	$24.992	$24.805	$19.600	$16.810	$21.073
Accumulation Unit Value at end of period	$45.331	$35.419	$27.297	$30.931	$24.903	$24.722	$24.992	$24.805	$19.600	$16.810
Number of Accumulation Units outstanding at end of period (in thousands)	132	152	175	201	247	295	379	516	593	699
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.020	$17.928	$20.529	$16.703	$16.757	$17.119	$17.170	$13.710	$11.883	$15.054
Accumulation Unit Value at end of period	$29.154	$23.020	$17.928	$20.529	$16.703	$16.757	$17.119	$17.170	$13.710	$11.883
Number of Accumulation Units outstanding at end of period (in thousands)	42	50	58	59	79	92	99	108	79	98
APP II-2

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
American Funds Insurance Series® Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$40.765	$31.596	$32.105	$25.365	$23.482	$22.273	$20.806	$16.209	$13.936	$14.757
Accumulation Unit Value at end of period	$61.166	$40.765	$31.596	$32.105	$25.365	$23.482	$22.273	$20.806	$16.209	$13.936
Number of Accumulation Units outstanding at end of period (in thousands)	1,512	1,796	2,090	2,434	2,845	3,436	4,485	5,898	8,760	10,178
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.657	$17.746	$18.223	$14.549	$13.611	$13.047	$12.316	$9.696	$8.424	$9.015
Accumulation Unit Value at end of period	$33.641	$22.657	$17.746	$18.223	$14.549	$13.611	$13.047	$12.316	$9.696	$8.424
Number of Accumulation Units outstanding at end of period (in thousands)	458	567	652	708	786	875	991	1,087	1,027	1,143
American Funds Insurance Series® Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$36.729	$29.514	$30.460	$25.227	$22.928	$22.907	$20.986	$15.934	$13.747	$14.194
Accumulation Unit Value at end of period	$41.145	$36.729	$29.514	$30.460	$25.227	$22.928	$22.907	$20.986	$15.934	$13.747
Number of Accumulation Units outstanding at end of period (in thousands)	1,484	1,659	1,922	2,276	2,667	3,184	4,139	5,537	8,158	9,685
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.417	$22.264	$23.219	$19.433	$17.849	$18.020	$16.684	$12.801	$11.160	$11.645
Accumulation Unit Value at end of period	$30.392	$27.417	$22.264	$23.219	$19.433	$17.849	$18.020	$16.684	$12.801	$11.160
Number of Accumulation Units outstanding at end of period (in thousands)	355	412	464	512	558	625	658	739	724	744
American Funds Insurance Series® International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.335	$19.248	$22.459	$17.227	$16.865	$17.905	$18.643	$15.535	$13.355	$15.734
Accumulation Unit Value at end of period	$26.239	$23.335	$19.248	$22.459	$17.227	$16.865	$17.905	$18.643	$15.535	$13.355
Number of Accumulation Units outstanding at end of period (in thousands)	613	674	789	870	1,050	1,228	1,572	1,986	2,618	3,099
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.528	$12.943	$15.262	$11.830	$11.704	$12.557	$13.212	$11.126	$9.665	$11.508
Accumulation Unit Value at end of period	$17.278	$15.528	$12.943	$15.262	$11.830	$11.704	$12.557	$13.212	$11.126	$9.665
Number of Accumulation Units outstanding at end of period (in thousands)	102	113	135	148	154	166	186	201	195	216
American Funds Insurance Series® New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$40.071	$31.449	$37.083	$29.037	$27.961	$29.261	$32.193	$29.297	$25.204	$29.687
Accumulation Unit Value at end of period	$48.856	$40.071	$31.449	$37.083	$29.037	$27.961	$29.261	$32.193	$29.297	$25.204
Number of Accumulation Units outstanding at end of period (in thousands)	107	120	139	160	194	235	286	378	552	639
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.577	$23.458	$27.953	$22.119	$21.524	$22.763	$25.308	$23.275	$20.234	$24.085
Accumulation Unit Value at end of period	$35.685	$29.577	$23.458	$27.953	$22.119	$21.524	$22.763	$25.308	$23.275	$20.234
Number of Accumulation Units outstanding at end of period (in thousands)	30	34	40	44	48	59	74	78	71	68
APP II-3

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Franklin Flex Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.539	$21.281	$20.914	$16.700	$17.430	$16.928	$16.171	$11.922	$11.059	$11.775
Accumulation Unit Value at end of period	$39.365	$27.539	$21.281	$20.914	$16.700	$17.430	$16.928	$16.171	$11.922	$11.059
Number of Accumulation Units outstanding at end of period (in thousands)	76	88	107	108	127	142	177	220	384	415
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.566	$18.403	$18.277	$14.748	$15.555	$15.267	$14.738	$10.980	$10.293	$11.075
Accumulation Unit Value at end of period	$33.335	$23.566	$18.403	$18.277	$14.748	$15.555	$15.267	$14.738	$10.980	$10.293
Number of Accumulation Units outstanding at end of period (in thousands)	21	14	14	12	7	13	17	20	21	20
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.221	$22.900	$24.255	$22.417	$19.927	$21.731	$21.054	$18.729	$16.852	$16.683
Accumulation Unit Value at end of period	$26.049	$26.221	$22.900	$24.255	$22.417	$19.927	$21.731	$21.054	$18.729	$16.852
Number of Accumulation Units outstanding at end of period (in thousands)	2,162	2,394	2,802	3,320	3,827	4,643	6,058	8,033	12,649	14,851
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.790	$19.231	$20.584	$19.224	$17.269	$19.031	$18.634	$16.751	$15.231	$15.237
Accumulation Unit Value at end of period	$21.420	$21.790	$19.231	$20.584	$19.224	$17.269	$19.031	$18.634	$16.751	$15.231
Number of Accumulation Units outstanding at end of period (in thousands)	193	246	284	309	343	371	425	413	362	397
Franklin Large Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.760	$21.661	$22.282	$17.630	$18.195	$17.461	$15.737	$12.400	$11.185	$11.510
Accumulation Unit Value at end of period	$41.039	$28.760	$21.661	$22.282	$17.630	$18.195	$17.461	$15.737	$12.400	$11.185
Number of Accumulation Units outstanding at end of period (in thousands)	133	157	179	208	225	297	345	469	680	785
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.898	$18.189	$18.909	$15.118	$15.768	$15.291	$13.927	$11.090	$10.109	$10.513
Accumulation Unit Value at end of period	$33.746	$23.898	$18.189	$18.909	$15.118	$15.768	$15.291	$13.927	$11.090	$10.109
Number of Accumulation Units outstanding at end of period (in thousands)	50	56	53	58	68	76	79	98	87	95
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$35.897	$29.256	$33.400	$31.174	$28.168	$29.632	$28.413	$22.567	$20.178	$21.077
Accumulation Unit Value at end of period	$33.835	$35.897	$29.256	$33.400	$31.174	$28.168	$29.632	$28.413	$22.567	$20.178
Number of Accumulation Units outstanding at end of period (in thousands)	204	220	257	326	376	443	589	777	1,245	1,485
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.133	$24.817	$28.632	$27.006	$24.659	$26.215	$25.402	$20.388	$18.422	$19.446
Accumulation Unit Value at end of period	$28.105	$30.133	$24.817	$28.632	$27.006	$24.659	$26.215	$25.402	$20.388	$18.422
Number of Accumulation Units outstanding at end of period (in thousands)	51	55	65	69	82	97	105	107	83	110
APP II-4

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.861	$25.520	$28.446	$26.611	$23.241	$24.780	$23.447	$18.529	$16.439	$16.838
Accumulation Unit Value at end of period	$28.911	$30.861	$25.520	$28.446	$26.611	$23.241	$24.780	$23.447	$18.529	$16.439
Number of Accumulation Units outstanding at end of period (in thousands)	1,032	1,119	1,312	1,534	1,762	2,123	2,730	3,657	4,982	6,172
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.972	$18.361	$20.682	$19.553	$17.256	$18.594	$17.779	$14.198	$12.730	$13.176
Accumulation Unit Value at end of period	$20.369	$21.972	$18.361	$20.682	$19.553	$17.256	$18.594	$17.779	$14.198	$12.730
Number of Accumulation Units outstanding at end of period (in thousands)	110	138	160	176	184	204	232	229	218	246
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$36.439	$28.580	$30.517	$25.657	$22.411	$23.575	$21.979	$17.177	$15.551	$14.870
Accumulation Unit Value at end of period	$41.692	$36.439	$28.580	$30.517	$25.657	$22.411	$23.575	$21.979	$17.177	$15.551
Number of Accumulation Units outstanding at end of period (in thousands)	968	1,091	1,317	1,564	1,801	2,129	2,754	3,645	5,209	5,929
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.588	$24.244	$26.161	$22.226	$19.619	$20.856	$19.649	$15.519	$14.197	$13.719
Accumulation Unit Value at end of period	$34.631	$30.588	$24.244	$26.161	$22.226	$19.619	$20.856	$19.649	$15.519	$14.197
Number of Accumulation Units outstanding at end of period (in thousands)	97	114	133	146	161	173	179	185	185	164
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.013	$16.055	$18.679	$17.110	$13.321	$14.579	$14.693	$10.932	$9.359	$9.857
Accumulation Unit Value at end of period	$20.769	$20.013	$16.055	$18.679	$17.110	$13.321	$14.579	$14.693	$10.932	$9.359
Number of Accumulation Units outstanding at end of period (in thousands)	64	63	79	87	117	133	200	264	227	243
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.592	$14.261	$16.767	$15.521	$12.211	$13.506	$13.755	$10.342	$8.948	$9.523
Accumulation Unit Value at end of period	$18.066	$17.592	$14.261	$16.767	$15.521	$12.211	$13.506	$13.755	$10.342	$8.948
Number of Accumulation Units outstanding at end of period (in thousands)	15	17	21	24	50	46	59	56	27	25
APP II-5

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.527	$23.542	$25.216	$21.054	$20.486	$21.331	$20.118	$14.760	$13.496	$14.374
Accumulation Unit Value at end of period	$46.712	$30.527	$23.542	$25.216	$21.054	$20.486	$21.331	$20.118	$14.760	$13.496
Number of Accumulation Units outstanding at end of period (in thousands)	174	220	277	324	377	432	544	745	832	985
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.309	$11.930	$12.914	$10.896	$10.714	$11.274	$10.745	$7.966	$7.361	$7.922
Accumulation Unit Value at end of period	$23.180	$15.309	$11.930	$12.914	$10.896	$10.714	$11.274	$10.745	$7.966	$7.361
Number of Accumulation Units outstanding at end of period (in thousands)	104	128	152	173	163	194	200	203	228	238
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.347	$23.699	$24.490	$23.700	$22.191	$23.337	$23.163	$22.679	$20.321	$20.040
Accumulation Unit Value at end of period	$25.946	$25.347	$23.699	$24.490	$23.700	$22.191	$23.337	$23.163	$22.679	$20.321
Number of Accumulation Units outstanding at end of period (in thousands)	545	579	673	755	858	1,035	1,330	1,683	2,284	2,462
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.600	$18.520	$19.339	$18.913	$17.896	$19.019	$19.076	$18.875	$17.091	$17.033
Accumulation Unit Value at end of period	$19.854	$19.600	$18.520	$19.339	$18.913	$17.896	$19.019	$19.076	$18.875	$17.091
Number of Accumulation Units outstanding at end of period (in thousands)	159	181	209	244	265	292	333	347	245	308
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.084	$1.069	$1.067	$1.070	$1.074	$1.088	$1.101	$1.116	$1.132	$1.147
Accumulation Unit Value at end of period	$1.085	$1.084	$1.069	$1.067	$1.070	$1.074	$1.088	$1.101	$1.116	$1.132
Number of Accumulation Units outstanding at end of period (in thousands)	6,224	6,884	7,279	8,219	8,785	10,247	13,289	17,307	28,705	32,805
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$0.851	$0.848	$0.855	$0.867	$0.880	$0.900	$0.921	$0.943	$0.966	$0.990
Accumulation Unit Value at end of period	$0.843	$0.851	$0.848	$0.855	$0.867	$0.880	$0.900	$0.921	$0.943	$0.966
Number of Accumulation Units outstanding at end of period (in thousands)	793	643	863	896	833	793	939	1,367	2,578	3,417
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.789	$19.114	$20.102	$16.001	$15.858	$15.308	$14.308	$10.349	$9.223	$10.727
Accumulation Unit Value at end of period	$36.220	$25.789	$19.114	$20.102	$16.001	$15.858	$15.308	$14.308	$10.349	$9.223
Number of Accumulation Units outstanding at end of period (in thousands)	89	85	94	104	124	142	169	221	291	159
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.516	$17.613	$18.719	$15.057	$15.081	$14.710	$13.895	$10.156	$9.146	$10.713
Accumulation Unit Value at end of period	$32.682	$23.516	$17.613	$18.719	$15.057	$15.081	$14.710	$13.895	$10.156	$9.146
Number of Accumulation Units outstanding at end of period (in thousands)	32	41	45	53	54	60	60	71	79	50
APP II-6

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.242	$20.515	$23.865	$22.054	$19.401	$21.695	$20.086	$15.201	$13.160	$13.230
Accumulation Unit Value at end of period	$25.117	$25.242	$20.515	$23.865	$22.054	$19.401	$21.695	$20.086	$15.201	$13.160
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	2	2	2	2	1
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.705	$24.397	$28.680	$26.783	$23.810	$26.907	$25.174	$19.252	$16.843	$17.111
Accumulation Unit Value at end of period	$29.249	$29.705	$24.397	$28.680	$26.783	$23.810	$26.907	$25.174	$19.252	$16.843
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$32.310	$26.211	$30.317	$26.136	$22.644	$24.468	$22.731	$16.984	$14.476	$14.988
Accumulation Unit Value at end of period	$31.530	$32.310	$26.211	$30.317	$26.136	$22.644	$24.468	$22.731	$16.984	$14.476
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	2	2	4	7	7	7
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.166	$23.910	$27.948	$24.347	$21.317	$23.277	$21.854	$16.501	$14.212	$14.870
Accumulation Unit Value at end of period	$28.165	$29.166	$23.910	$27.948	$24.347	$21.317	$23.277	$21.854	$16.501	$14.212
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	2	2	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.098	$18.153	$20.308	$18.188	$16.719	$17.984	$16.855	$13.218	$11.764	$11.932
Accumulation Unit Value at end of period	$25.944	$23.098	$18.153	$20.308	$18.188	$16.719	$17.984	$16.855	$13.218	$11.764
Number of Accumulation Units outstanding at end of period (in thousands)	203	227	269	292	329	401	488	644	633	771
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.766	$15.698	$17.747	$16.062	$14.921	$16.219	$15.362	$12.174	$10.949	$11.222
Accumulation Unit Value at end of period	$21.970	$19.766	$15.698	$17.747	$16.062	$14.921	$16.219	$15.362	$12.174	$10.949
Number of Accumulation Units outstanding at end of period (in thousands)	45	51	62	68	76	82	87	107	121	140
Invesco V.I. Diversified Dividend Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.018	$17.887	$19.666	$18.398	$16.281	$16.208	$14.598	$11.315	$9.689	$10.615
Accumulation Unit Value at end of period	$21.694	$22.018	$17.887	$19.666	$18.398	$16.281	$16.208	$14.598	$11.315	$9.689
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.077	$16.481	$18.313	$17.313	$15.482	$15.576	$14.177	$11.104	$9.609	$10.601
Accumulation Unit Value at end of period	$19.574	$20.077	$16.481	$18.313	$17.313	$15.482	$15.576	$14.177	$11.104	$9.609
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP II-7

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.534	$9.483	$9.465	$9.540	$9.661	$9.791	$9.923	$9.984	$—	$—
Accumulation Unit Value at end of period	$9.433	$9.534	$9.483	$9.465	$9.540	$9.661	$9.791	$9.923	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,304	1,181	1,265	1,450	1,405	1,533	2,095	449	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.896	$8.943	$9.020	$9.187	$9.402	$9.629	$9.862	$9.971	$—	$—
Accumulation Unit Value at end of period	$8.711	$8.896	$8.943	$9.020	$9.187	$9.402	$9.629	$9.862	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	224	58	85	59	69	17	54	12	—	—
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.464	$1.399	$1.410	$1.402	$1.403	$1.418	$1.380	$1.436	$1.420	$1.334
Accumulation Unit Value at end of period	$1.535	$1.464	$1.399	$1.410	$1.402	$1.403	$1.418	$1.380	$1.436	$1.420
Number of Accumulation Units outstanding at end of period (in thousands)	10,626	11,586	13,933	15,539	17,443	19,407	25,037	31,011	45,338	47,904
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.211	$1.169	$1.191	$1.196	$1.211	$1.236	$1.215	$1.278	$1.278	$1.213
Accumulation Unit Value at end of period	$1.256	$1.211	$1.169	$1.191	$1.196	$1.211	$1.236	$1.215	$1.278	$1.278
Number of Accumulation Units outstanding at end of period (in thousands)	1,801	2,381	2,805	3,210	2,968	3,261	3,666	4,466	5,984	6,045
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$32.302	$26.224	$30.762	$27.342	$23.205	$24.326	$22.422	$16.990	$15.060	$15.618
Accumulation Unit Value at end of period	$32.459	$32.302	$26.224	$30.762	$27.342	$23.205	$24.326	$22.422	$16.990	$15.060
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	2	3	3	3
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.863	$21.218	$25.152	$22.592	$19.376	$20.527	$19.120	$14.640	$13.114	$13.743
Accumulation Unit Value at end of period	$25.717	$25.863	$21.218	$25.152	$22.592	$19.376	$20.527	$19.120	$14.640	$13.114
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. High Yield Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period (a)	$1.864	$1.824	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.900	$1.864	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—		—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period (a)	$1.970	$1.931	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.987	$1.970	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—		—
APP II-8

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. International Growth Fund - Series I
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.097	$2.442	$2.911	$2.398	$2.442	$2.535	$2.561	$2.181	$1.913	$2.079
Accumulation Unit Value at end of period	$3.483	$3.097	$2.442	$2.911	$2.398	$2.442	$2.535	$2.561	$2.181	$1.913
Number of Accumulation Units outstanding at end of period (in thousands)	1,918	2,220	2,729	3,084	3,665	4,171	5,502	7,081	8,346	9,422
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.562	$2.041	$2.459	$2.047	$2.107	$2.210	$2.256	$1.942	$1.721	$1.891
Accumulation Unit Value at end of period	$2.851	$2.562	$2.041	$2.459	$2.047	$2.107	$2.210	$2.256	$1.942	$1.721
Number of Accumulation Units outstanding at end of period (in thousands)	96	132	224	233	155	195	213	154	301	281
Invesco V.I. International Growth Fund - Series II
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.793	$10.902	$13.032	$10.763	$10.986	$11.434	$11.579	$9.886	$8.694	$10.333
Accumulation Unit Value at end of period	$15.478	$13.793	$10.902	$13.032	$10.763	$10.986	$11.434	$11.579	$9.886	$8.694
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	1	1	1	1	1
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.410	$16.302	$19.692	$16.435	$16.953	$17.831	$18.248	$15.744	$13.992	$16.747
Accumulation Unit Value at end of period	$22.664	$20.410	$16.302	$19.692	$16.435	$16.953	$17.831	$18.248	$15.744	$13.992
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	9	9	14	14	12	12	13	12
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.152	$2.550	$2.916	$2.572	$2.298	$2.427	$2.356	$1.854	$1.693	$1.833
Accumulation Unit Value at end of period	$3.397	$3.152	$2.550	$2.916	$2.572	$2.298	$2.427	$2.356	$1.854	$1.693
Number of Accumulation Units outstanding at end of period (in thousands)	1,218	1,270	1,498	1,656	1,843	2,211	2,924	3,735	4,332	5,244
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.608	$2.132	$2.463	$2.196	$1.983	$2.116	$2.075	$1.650	$1.523	$1.667
Accumulation Unit Value at end of period	$2.781	$2.608	$2.132	$2.463	$2.196	$1.983	$2.116	$2.075	$1.650	$1.523
Number of Accumulation Units outstanding at end of period (in thousands)	594	716	760	841	903	974	1,123	1,264	993	955
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.101	$22.498	$26.853	$23.864	$21.584	$23.155	$22.929	$16.906	$15.045	$15.361
Accumulation Unit Value at end of period	$35.277	$28.101	$22.498	$26.853	$23.864	$21.584	$23.155	$22.929	$16.906	$15.045
Number of Accumulation Units outstanding at end of period (in thousands)	115	137	164	186	219	262	374	453	584	671
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.704	$19.178	$23.132	$20.774	$18.988	$20.585	$20.599	$15.348	$13.803	$14.242
Accumulation Unit Value at end of period	$29.447	$23.704	$19.178	$23.132	$20.774	$18.988	$20.585	$20.599	$15.348	$13.803
Number of Accumulation Units outstanding at end of period (in thousands)	23	25	27	36	31	34	33	32	49	51
APP II-9

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. Value Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.116	$1.642	$2.060	$1.778	$1.523	$1.722	$1.637	$1.241	$1.069	$1.117
Accumulation Unit Value at end of period	$2.202	$2.116	$1.642	$2.060	$1.778	$1.523	$1.722	$1.637	$1.241	$1.069
Number of Accumulation Units outstanding at end of period (in thousands)	688	693	755	853	969	1,141	1,345	1,616	2,102	2,457
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.751	$1.373	$1.740	$1.517	$1.313	$1.502	$1.443	$1.105	$0.961	$1.016
Accumulation Unit Value at end of period	$1.802	$1.751	$1.373	$1.740	$1.517	$1.313	$1.502	$1.443	$1.105	$0.961
Number of Accumulation Units outstanding at end of period (in thousands)	248	313	377	397	466	565	673	719	716	740
JPMorgan Insurance Trust Core Bond Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.259	$14.298	$14.485	$14.175	$14.070	$14.104	$13.625	$14.016	$13.488	$12.722
Accumulation Unit Value at end of period	$16.236	$15.259	$14.298	$14.485	$14.175	$14.070	$14.104	$13.625	$14.016	$13.488
Number of Accumulation Units outstanding at end of period (in thousands)	781	855	1,040	1,182	1,321	1,539	1,954	2,467	2,992	3,152
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.662	$11.989	$12.274	$12.139	$12.176	$12.334	$12.041	$12.517	$12.172	$11.603
Accumulation Unit Value at end of period	$13.331	$12.662	$11.989	$12.274	$12.139	$12.176	$12.334	$12.041	$12.517	$12.172
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	8	9	9	8	11	11	15	14
JPMorgan Insurance Trust Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.337	$25.057	$28.807	$25.666	$22.681	$23.617	$20.796	$15.932	$13.415	$13.310
Accumulation Unit Value at end of period	$31.031	$31.337	$25.057	$28.807	$25.666	$22.681	$23.617	$20.796	$15.932	$13.415
Number of Accumulation Units outstanding at end of period (in thousands)	42	44	46	54	66	83	96	134	181	241
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$34.402	$27.797	$32.295	$29.077	$25.967	$27.324	$24.314	$18.824	$16.017	$16.059
Accumulation Unit Value at end of period	$33.710	$34.402	$27.797	$32.295	$29.077	$25.967	$27.324	$24.314	$18.824	$16.017
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	1	1	1	1	1
JPMorgan Insurance Trust U.S. Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.207	$26.315	$28.425	$23.552	$21.519	$21.624	$19.243	$14.319	$12.336	$12.742
Accumulation Unit Value at end of period	$42.274	$34.207	$26.315	$28.425	$23.552	$21.519	$21.624	$19.243	$14.319	$12.336
Number of Accumulation Units outstanding at end of period (in thousands)	57	68	76	91	113	137	161	199	265	338
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$36.284	$28.207	$30.791	$25.781	$23.804	$24.174	$21.738	$16.346	$14.231	$14.855
Accumulation Unit Value at end of period	$44.373	$36.284	$28.207	$30.791	$25.781	$23.804	$24.174	$21.738	$16.346	$14.231
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	1	1	1	1
APP II-10

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
MFS® Core Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.203	$13.091	$13.798	$11.204	$10.196	$10.553	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.147	$17.203	$13.091	$13.798	$11.204	$10.196	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	7	13	7	13	16	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.337	$12.564	$13.382	$10.981	$10.098	$10.537	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.934	$16.337	$12.564	$13.382	$10.981	$10.098	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	30	44	56	61	59	59	—	—	—	—
MFS® Global Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$35.819	$27.805	$31.226	$25.510	$24.087	$24.764	$24.165	$19.163	$15.748	$16.684
Accumulation Unit Value at end of period	$40.034	$35.819	$27.805	$31.226	$25.510	$24.087	$24.764	$24.165	$19.163	$15.748
Number of Accumulation Units outstanding at end of period (in thousands)	14	14	17	23	30	37	38	48	43	46
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.607	$20.088	$22.797	$18.821	$17.958	$18.658	$18.399	$14.744	$12.245	$13.109
Accumulation Unit Value at end of period	$28.321	$25.607	$20.088	$22.797	$18.821	$17.958	$18.658	$18.399	$14.744	$12.245
Number of Accumulation Units outstanding at end of period (in thousands)	17	16	18	21	18	16	15	23	15	10
MFS® Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.413	$23.047	$22.754	$17.551	$17.365	$16.364	$15.225	$11.276	$9.736	$9.901
Accumulation Unit Value at end of period	$40.865	$31.413	$23.047	$22.754	$17.551	$17.365	$16.364	$15.225	$11.276	$9.736
Number of Accumulation Units outstanding at end of period (in thousands)	144	185	236	294	386	443	538	743	343	310
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.079	$12.663	$12.634	$9.848	$9.846	$9.377	$8.816	$6.598	$5.757	$5.917
Accumulation Unit Value at end of period	$21.986	$17.079	$12.663	$12.634	$9.848	$9.846	$9.377	$8.816	$6.598	$5.757
Number of Accumulation Units outstanding at end of period (in thousands)	77	88	95	98	101	89	70	92	59	85
MFS® High Yield Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.884	$11.375	$11.895	$11.301	$10.064	$10.650	$10.500	$10.146	$—	$—
Accumulation Unit Value at end of period	$13.358	$12.884	$11.375	$11.895	$11.301	$10.064	$10.650	$10.500	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	376	428	477	528	589	681	836	1,126	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.032	$10.735	$11.345	$10.892	$9.802	$10.482	$10.443	$10.132	$—	$—
Accumulation Unit Value at end of period	$12.345	$12.032	$10.735	$11.345	$10.892	$9.802	$10.482	$10.443	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	63	81	91	115	113	133	138	157	—	—
APP II-11

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
MFS® Investors Trust Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.716	$21.350	$22.897	$18.816	$17.563	$17.763	$16.219	$12.449	$10.588	$10.971
Accumulation Unit Value at end of period	$31.137	$27.716	$21.350	$22.897	$18.816	$17.563	$17.763	$16.219	$12.449	$10.588
Number of Accumulation Units outstanding at end of period (in thousands)	272	317	379	443	543	640	861	1,174	1,971	2,447
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.093	$15.641	$16.952	$14.077	$13.278	$13.571	$12.523	$9.713	$8.348	$8.741
Accumulation Unit Value at end of period	$22.337	$20.093	$15.641	$16.952	$14.077	$13.278	$13.571	$12.523	$9.713	$8.348
Number of Accumulation Units outstanding at end of period (in thousands)	65	73	92	117	126	137	131	170	207	231
MFS® Massachusetts Investors Growth Stock Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.500	$13.399	$13.472	$10.632	$10.160	$10.394	$—	$—	$—	$—
Accumulation Unit Value at end of period	$22.364	$18.500	$13.399	$13.472	$10.632	$10.160	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	24	21	19	34	42	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.569	$12.859	$13.065	$10.420	$10.062	$10.378	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.016	$17.569	$12.859	$13.065	$10.420	$10.062	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	19	10	10	14	14	—	—	—	—
MFS® Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.147	$11.803	$11.817	$9.432	$9.112	$8.829	$8.221	$6.050	$5.263	$5.676
Accumulation Unit Value at end of period	$21.742	$16.147	$11.803	$11.817	$9.432	$9.112	$8.829	$8.221	$6.050	$5.263
Number of Accumulation Units outstanding at end of period (in thousands)	99	114	134	155	156	193	204	272	392	520
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.330	$10.586	$10.711	$8.638	$8.434	$8.258	$7.770	$5.779	$5.080	$5.536
Accumulation Unit Value at end of period	$19.094	$14.330	$10.586	$10.711	$8.638	$8.434	$8.258	$7.770	$5.779	$5.080
Number of Accumulation Units outstanding at end of period (in thousands)	66	79	73	75	118	129	115	105	57	46
MFS® New Discovery Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$47.772	$34.171	$35.155	$28.133	$26.149	$27.014	$29.524	$21.145	$17.680	$19.971
Accumulation Unit Value at end of period	$68.760	$47.772	$34.171	$35.155	$28.133	$26.149	$27.014	$29.524	$21.145	$17.680
Number of Accumulation Units outstanding at end of period (in thousands)	102	129	148	171	209	253	322	423	702	850
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.035	$17.374	$18.063	$14.607	$13.720	$14.324	$15.820	$11.450	$9.675	$11.044
Accumulation Unit Value at end of period	$34.233	$24.035	$17.374	$18.063	$14.607	$13.720	$14.324	$15.820	$11.450	$9.675
Number of Accumulation Units outstanding at end of period (in thousands)	55	58	70	79	82	88	98	134	140	135
APP II-12

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
MFS® Research International Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.693	$10.048	$11.860	$9.370	$9.565	$10.515	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.144	$12.693	$10.048	$11.860	$9.370	$9.565	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	151	179	209	245	310	351	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.055	$9.643	$11.502	$9.183	$9.473	$10.498	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.292	$12.055	$9.643	$11.502	$9.183	$9.473	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	25	34	38	40	50	50	—	—	—	—
MFS® Research Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.099	$23.710	$25.130	$20.647	$19.246	$19.352	$17.799	$13.638	$11.787	$12.002
Accumulation Unit Value at end of period	$35.773	$31.099	$23.710	$25.130	$20.647	$19.246	$19.352	$17.799	$13.638	$11.787
Number of Accumulation Units outstanding at end of period (in thousands)	12	13	15	19	19	24	34	43	66	57
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.612	$20.503	$21.961	$18.233	$17.176	$17.452	$16.221	$12.560	$10.970	$11.288
Accumulation Unit Value at end of period	$30.292	$26.612	$20.503	$21.961	$18.233	$17.176	$17.452	$16.221	$12.560	$10.970
Number of Accumulation Units outstanding at end of period (in thousands)	5	8	10	14	13	13	14	15	8	1
MFS® Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.601	$14.348	$14.703	$14.267	$13.873	$14.105	$13.507	$13.833	$13.061	$12.402
Accumulation Unit Value at end of period	$16.695	$15.601	$14.348	$14.703	$14.267	$13.873	$14.105	$13.507	$13.833	$13.061
Number of Accumulation Units outstanding at end of period (in thousands)	1,403	1,613	1,771	2,090	2,214	2,412	2,922	3,769	1,413	1,353
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.353	$12.411	$12.852	$12.603	$12.384	$12.724	$12.313	$12.744	$12.159	$11.668
Accumulation Unit Value at end of period	$14.141	$13.353	$12.411	$12.852	$12.603	$12.384	$12.724	$12.313	$12.744	$12.159
Number of Accumulation Units outstanding at end of period (in thousands)	99	101	81	94	83	86	78	84	147	132
MFS® Total Return Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.816	$23.420	$25.149	$22.699	$21.090	$21.456	$20.044	$17.066	$15.548	$15.485
Accumulation Unit Value at end of period	$30.136	$27.816	$23.420	$25.149	$22.699	$21.090	$21.456	$20.044	$17.066	$15.548
Number of Accumulation Units outstanding at end of period (in thousands)	811	894	1,055	1,196	1,389	1,646	2,183	2,948	4,675	5,379
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.237	$17.219	$18.686	$17.043	$16.002	$16.451	$15.531	$13.363	$12.303	$12.382
Accumulation Unit Value at end of period	$21.696	$20.237	$17.219	$18.686	$17.043	$16.002	$16.451	$15.531	$13.363	$12.303
Number of Accumulation Units outstanding at end of period (in thousands)	151	178	197	211	226	240	267	308	310	305
APP II-13

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
MFS® Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$39.465	$30.817	$34.740	$29.929	$26.590	$27.151	$24.903	$18.575	$16.194	$16.464
Accumulation Unit Value at end of period	$40.288	$39.465	$30.817	$34.740	$29.929	$26.590	$27.151	$24.903	$18.575	$16.194
Number of Accumulation Units outstanding at end of period (in thousands)	221	233	278	313	373	450	585	779	889	1,047
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$33.128	$26.142	$29.781	$25.928	$23.278	$24.020	$22.264	$16.782	$14.785	$15.190
Accumulation Unit Value at end of period	$33.466	$33.128	$26.142	$29.781	$25.928	$23.278	$24.020	$22.264	$16.782	$14.785
Number of Accumulation Units outstanding at end of period (in thousands)	32	33	41	46	57	60	64	67	48	54
Morgan Stanley VIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.198	$11.177	$11.433	$10.944	$10.478	$10.710	$10.092	$9.896	$—	$—
Accumulation Unit Value at end of period	$12.942	$12.198	$11.177	$11.433	$10.944	$10.478	$10.710	$10.092	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.392	$10.549	$10.904	$10.548	$10.206	$10.541	$10.038	$9.875	$—	$—
Accumulation Unit Value at end of period	$11.961	$11.392	$10.549	$10.904	$10.548	$10.206	$10.541	$10.038	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Morgan Stanley VIF Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.376	$21.877	$20.666	$14.667	$15.158	$13.721	$13.110	$11.224	$—	$—
Accumulation Unit Value at end of period	$60.686	$28.376	$21.877	$20.666	$14.667	$15.158	$13.721	$13.110	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	5	7	6	6	7	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.502	$20.647	$19.711	$14.136	$14.763	$13.505	$13.040	$11.200	$—	$—
Accumulation Unit Value at end of period	$56.086	$26.502	$20.647	$19.711	$14.136	$14.763	$13.505	$13.040	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	2	2	—	—
Rational Insider Buying VA Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.794	$2.283	$2.494	$2.151	$1.964	$2.144	$2.219	$1.705	$1.409	$1.442
Accumulation Unit Value at end of period	$3.146	$2.794	$2.283	$2.494	$2.151	$1.964	$2.144	$2.219	$1.705	$1.409
Number of Accumulation Units outstanding at end of period (in thousands)	204	237	264	297	376	491	740	546	690	754
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.374	$1.961	$2.164	$1.886	$1.740	$1.920	$2.008	$1.559	$1.302	$1.346
Accumulation Unit Value at end of period	$2.645	$2.374	$1.961	$2.164	$1.886	$1.740	$1.920	$2.008	$1.559	$1.302
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	6	7	11	11
APP II-14

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Rational Trend Aggregation VA Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.145	$2.027	$2.153	$2.217	$2.101	$2.197	$2.021	$1.708	$1.553	$1.470
Accumulation Unit Value at end of period	$2.142	$2.145	$2.027	$2.153	$2.217	$2.101	$2.197	$2.021	$1.708	$1.553
Number of Accumulation Units outstanding at end of period (in thousands)	181	212	257	278	298	378	538	1,103	1,100	1,122
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.128	$17.305	$18.574	$19.333	$18.512	$19.560	$18.187	$15.529	$14.270	$13.651
Accumulation Unit Value at end of period	$17.910	$18.128	$17.305	$18.574	$19.333	$18.512	$19.560	$18.187	$15.529	$14.270
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.096	$24.834	$29.769	$21.452	$18.459	$23.220	$25.607	$26.148	$23.370	$28.091
Accumulation Unit Value at end of period	$36.013	$31.096	$24.834	$29.769	$21.452	$18.459	$23.220	$25.607	$26.148	$23.370
Number of Accumulation Units outstanding at end of period (in thousands)	58	65	74	92	99	130	163	226	323	398
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.800	$21.629	$26.201	$19.080	$16.591	$21.091	$23.505	$24.254	$21.907	$26.610
Accumulation Unit Value at end of period	$30.714	$26.800	$21.629	$26.201	$19.080	$16.591	$21.091	$23.505	$24.254	$21.907
Number of Accumulation Units outstanding at end of period (in thousands)	11	13	19	19	18	18	25	23	25	25
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.988	$14.401	$17.263	$14.994	$14.181	$15.371	$17.532	$14.451	$12.388	$14.051
Accumulation Unit Value at end of period	$15.591	$15.988	$14.401	$17.263	$14.994	$14.181	$15.371	$17.532	$14.451	$12.388
Number of Accumulation Units outstanding at end of period (in thousands)	804	795	847	878	1,049	1,200	1,375	1,662	2,198	2,603
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.128	$11.039	$13.372	$11.738	$11.218	$12.288	$14.164	$11.798	$10.221	$11.715
Accumulation Unit Value at end of period	$11.703	$12.128	$11.039	$13.372	$11.738	$11.218	$12.288	$14.164	$11.798	$10.221
Number of Accumulation Units outstanding at end of period (in thousands)	136	129	138	141	154	167	170	205	229	233
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.298	$17.867	$21.268	$18.191	$16.821	$18.232	$19.015	$14.733	$12.334	$13.440
Accumulation Unit Value at end of period	$21.188	$20.298	$17.867	$21.268	$18.191	$16.821	$18.232	$19.015	$14.733	$12.334
Number of Accumulation Units outstanding at end of period (in thousands)	811	927	1,068	1,250	1,453	1,771	2,228	2,931	4,362	5,449
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.488	$13.777	$16.573	$14.325	$13.385	$14.662	$15.453	$12.099	$10.236	$11.272
Accumulation Unit Value at end of period	$15.998	$15.488	$13.777	$16.573	$14.325	$13.385	$14.662	$15.453	$12.099	$10.236
Number of Accumulation Units outstanding at end of period (in thousands)	63	75	103	109	115	125	130	114	83	107

APP II-15

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT Discovery Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$41.752	$30.440	$33.199	$26.059	$24.537	$25.240	$25.492	$17.968	$15.469	$15.613
Accumulation Unit Value at end of period	$67.000	$41.752	$30.440	$33.199	$26.059	$24.537	$25.240	$25.492	$17.968	$15.469
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$45.013	$33.164	$36.551	$28.992	$27.588	$28.677	$29.270	$20.848	$18.138	$18.500
Accumulation Unit Value at end of period	$71.479	$45.013	$33.164	$36.551	$28.992	$27.588	$28.677	$29.270	$20.848	$18.138
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Wells Fargo VT Index Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.681	$2.262	$2.361	$2.132	$2.007	$2.009	$1.725	$1.462	$1.311	$1.248
Accumulation Unit Value at end of period	$3.084	$2.681	$2.262	$2.361	$2.132	$2.007	$2.009	$1.725	$1.462	$1.311
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	4	4	4	4	4	4	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.418	$21.668	$22.858	$20.858	$19.843	$20.074	$17.416	$14.912	$13.513	$12.998
Accumulation Unit Value at end of period	$28.932	$25.418	$21.668	$22.858	$20.858	$19.843	$20.074	$17.416	$14.912	$13.513
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Wells Fargo VT International Equity Fund - Class 1
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.184	$1.917	$2.337	$1.897	$1.862	$1.845	$1.975	$1.669	$1.488	$1.729
Accumulation Unit Value at end of period	$2.260	$2.184	$1.917	$2.337	$1.897	$1.862	$1.845	$1.975	$1.669	$1.488
Number of Accumulation Units outstanding at end of period (in thousands)	92	93	96	107	123	141	186	205	177	183
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.995	$14.185	$17.475	$14.336	$14.222	$14.240	$15.403	$13.154	$11.852	$13.920
Accumulation Unit Value at end of period	$16.379	$15.995	$14.185	$17.475	$14.336	$14.222	$14.240	$15.403	$13.154	$11.852
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Wells Fargo VT International Equity Fund - Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.080	$13.235	$16.216	$13.219	$12.972	$12.915	$13.831	$11.730	$10.477	$12.193
Accumulation Unit Value at end of period	$15.611	$15.080	$13.235	$16.216	$13.219	$12.972	$12.915	$13.831	$11.730	$10.477
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.645	$12.102	$14.985	$12.344	$12.241	$12.316	$13.329	$11.423	$10.310	$12.126
Accumulation Unit Value at end of period	$13.978	$13.645	$12.102	$14.985	$12.344	$12.241	$12.316	$13.329	$11.423	$10.310
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP II-16

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT Omega Growth Fund - Class 1
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.194	$2.356	$2.376	$1.784	$1.795	$1.790	$1.743	$1.260	$1.058	$1.133
Accumulation Unit Value at end of period	$4.519	$3.194	$2.356	$2.376	$1.784	$1.795	$1.790	$1.743	$1.260	$1.058
Number of Accumulation Units outstanding at end of period (in thousands)	31	31	35	38	56	79	102	211	230	77
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$44.841	$33.429	$34.064	$25.854	$26.281	$26.490	$26.068	$19.042	$16.152	$17.480
Accumulation Unit Value at end of period	$62.783	$44.841	$33.429	$34.064	$25.854	$26.281	$26.490	$26.068	$19.042	$16.152
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Wells Fargo VT Omega Growth Fund - Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.775	$25.719	$25.997	$19.577	$19.741	$19.744	$19.267	$13.961	$11.754	$12.613
Accumulation Unit Value at end of period	$49.125	$34.775	$25.719	$25.997	$19.577	$19.741	$19.744	$19.267	$13.961	$11.754
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$31.490	$23.535	$24.041	$18.295	$18.643	$18.842	$18.582	$13.606	$11.576	$12.553
Accumulation Unit Value at end of period	$44.020	$31.490	$23.535	$24.041	$18.295	$18.643	$18.842	$18.582	$13.606	$11.576
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Wells Fargo VT Opportunity Fund - Class 1
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.585	$19.674	$21.426	$17.989	$16.204	$16.906	$15.479	$11.977	$10.483	$10.000
Accumulation Unit Value at end of period	$30.625	$25.585	$19.674	$21.426	$17.989	$16.204	$16.906	$15.479	$11.977	$10.483
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	2	4	3
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.440	$18.215	$20.046	$17.008	$15.482	$16.323	$15.103	$11.810	$10.446	$10.000
Accumulation Unit Value at end of period	$27.765	$23.440	$18.215	$20.046	$17.008	$15.482	$16.323	$15.103	$11.810	$10.446
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	4	5	4	7	7	8	7	7
Wells Fargo VT Opportunity Fund - Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.656	$22.864	$24.959	$21.005	$18.970	$19.840	$18.211	$14.125	$12.393	$13.296
Accumulation Unit Value at end of period	$35.404	$29.656	$22.864	$24.959	$21.005	$18.970	$19.840	$18.211	$14.125	$12.393
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$36.585	$28.504	$31.443	$26.741	$24.406	$25.795	$23.927	$18.754	$16.628	$18.027
Accumulation Unit Value at end of period	$43.220	$36.585	$28.504	$31.443	$26.741	$24.406	$25.795	$23.927	$18.754	$16.628
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP II-17

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT Small Cap Growth Fund - Class 1
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.271	$23.675	$23.648	$19.003	$17.817	$18.548	$19.120	$12.872	$12.068	$12.787
Accumulation Unit Value at end of period	$45.656	$29.271	$23.675	$23.648	$19.003	$17.817	$18.548	$19.120	$12.872	$12.068
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	4	4	6	8	11	19	29	29
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.506	$21.665	$21.869	$17.758	$16.826	$17.701	$18.440	$12.545	$11.885	$12.727
Accumulation Unit Value at end of period	$40.912	$26.506	$21.665	$21.869	$17.758	$16.826	$17.701	$18.440	$12.545	$11.885
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	—	—	—	—	—
Wells Fargo VT Small Cap Growth Fund - Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.848	$3.125	$3.126	$2.518	$2.368	$2.472	$2.553	$1.723	$1.619	$1.720
Accumulation Unit Value at end of period	$5.991	$3.848	$3.125	$3.126	$2.518	$2.368	$2.472	$2.553	$1.723	$1.619
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$40.489	$33.222	$33.590	$27.336	$25.987	$27.408	$28.611	$19.507	$18.522	$19.886
Accumulation Unit Value at end of period	$62.371	$40.489	$33.222	$33.590	$27.336	$25.987	$27.408	$28.611	$19.507	$18.522
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
(a) Inception date April 30, 2020.
APP II-18

Talcott Resolution Life and Annuity Insurance Company
Series I/IIR/III

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
American Funds Insurance Series® Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.382	$24.565	$26.101	$22.762	$21.087	$21.078	$20.271	$16.611	$14.491	$14.500
Accumulation Unit Value at end of period	$32.599	$29.382	$24.565	$26.101	$22.762	$21.087	$21.078	$20.271	$16.611	$14.491
Number of Accumulation Units outstanding at end of period (in thousands)	1,165	1,289	1,438	1,601	1,838	2,110	2,607	3,535	5,576	6,532
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.811	$19.273	$20.694	$18.237	$17.073	$17.247	$16.761	$13.880	$12.236	$12.373
Accumulation Unit Value at end of period	$25.045	$22.811	$19.273	$20.694	$18.237	$17.073	$17.247	$16.761	$13.880	$12.236
Number of Accumulation Units outstanding at end of period (in thousands)	868	992	1,069	1,115	1,185	1,266	1,441	1,417	1,108	1,129
American Funds Insurance Series® Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.472	$2.064	$2.291	$1.984	$1.694	$1.769	$1.554	$1.184	$1.054	$1.078
Accumulation Unit Value at end of period	$2.651	$2.472	$2.064	$2.291	$1.984	$1.694	$1.769	$1.554	$1.184	$1.054
Number of Accumulation Units outstanding at end of period (in thousands)	8,020	9,098	10,934	12,206	15,587	17,089	21,753	26,829	43,423	51,731
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.042	$1.723	$1.932	$1.691	$1.459	$1.539	$1.367	$1.053	$0.947	$0.979
Accumulation Unit Value at end of period	$2.166	$2.042	$1.723	$1.932	$1.691	$1.459	$1.539	$1.367	$1.053	$0.947
Number of Accumulation Units outstanding at end of period (in thousands)	6,854	7,727	8,491	9,169	10,179	10,639	12,866	10,847	9,762	11,444
American Funds Insurance Series® Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.001	$16.685	$17.033	$16.654	$16.397	$16.575	$15.958	$16.532	$15.902	$15.191
Accumulation Unit Value at end of period	$19.489	$18.001	$16.685	$17.033	$16.654	$16.397	$16.575	$15.958	$16.532	$15.902
Number of Accumulation Units outstanding at end of period (in thousands)	3,285	3,485	3,631	4,312	4,678	5,242	6,375	8,739	5,908	6,133
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.069	$13.177	$13.594	$13.432	$13.365	$13.652	$13.283	$13.905	$13.517	$13.049
Accumulation Unit Value at end of period	$15.072	$14.069	$13.177	$13.594	$13.432	$13.365	$13.652	$13.283	$13.905	$13.517
Number of Accumulation Units outstanding at end of period (in thousands)	802	727	796	804	859	906	963	963	977	1,150
American Funds Insurance Series® Capital World Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.718	$12.902	$13.254	$12.572	$12.406	$13.108	$13.104	$13.633	$13.013	$12.617
Accumulation Unit Value at end of period	$14.874	$13.718	$12.902	$13.254	$12.572	$12.406	$13.108	$13.104	$13.633	$13.013
Number of Accumulation Units outstanding at end of period (in thousands)	331	365	412	474	571	690	997	1,286	2,689	2,930
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.937	$11.346	$11.778	$11.290	$11.259	$12.021	$12.145	$12.769	$12.316	$12.068
Accumulation Unit Value at end of period	$12.808	$11.937	$11.346	$11.778	$11.290	$11.259	$12.021	$12.145	$12.769	$12.316
Number of Accumulation Units outstanding at end of period (in thousands)	148	157	203	199	218	218	287	285	305	356
APP II-19

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
American Funds Insurance Series® Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.733	$16.797	$18.839	$15.147	$14.302	$14.694	$14.099	$11.662	$10.055	$10.712
Accumulation Unit Value at end of period	$23.313	$21.733	$16.797	$18.839	$15.147	$14.302	$14.694	$14.099	$11.662	$10.055
Number of Accumulation Units outstanding at end of period (in thousands)	669	761	990	1,133	1,405	1,729	2,177	2,910	6,046	7,078
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.813	$14.694	$16.655	$13.532	$12.912	$13.405	$12.998	$10.865	$9.467	$10.192
Accumulation Unit Value at end of period	$19.970	$18.813	$14.694	$16.655	$13.532	$12.912	$13.405	$12.998	$10.865	$9.467
Number of Accumulation Units outstanding at end of period (in thousands)	190	229	260	285	317	337	340	280	287	304
American Funds Insurance Series® Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$38.115	$28.558	$31.824	$24.535	$24.715	$23.426	$23.208	$18.210	$15.059	$16.753
Accumulation Unit Value at end of period	$49.060	$38.115	$28.558	$31.824	$24.535	$24.715	$23.426	$23.208	$18.210	$15.059
Number of Accumulation Units outstanding at end of period (in thousands)	388	446	545	609	711	905	1,082	1,409	2,337	2,809
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.733	$18.727	$21.089	$16.430	$16.726	$16.021	$16.039	$12.718	$10.628	$11.948
Accumulation Unit Value at end of period	$31.503	$24.733	$18.727	$21.089	$16.430	$16.726	$16.021	$16.039	$12.718	$10.628
Number of Accumulation Units outstanding at end of period (in thousands)	393	420	466	502	546	651	706	652	582	723
American Funds Insurance Series® Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$35.419	$27.297	$30.931	$24.903	$24.722	$24.992	$24.805	$19.600	$16.810	$21.073
Accumulation Unit Value at end of period	$45.331	$35.419	$27.297	$30.931	$24.903	$24.722	$24.992	$24.805	$19.600	$16.810
Number of Accumulation Units outstanding at end of period (in thousands)	302	353	413	444	544	667	809	1,078	1,351	1,618
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.020	$17.928	$20.529	$16.703	$16.757	$17.119	$17.170	$13.710	$11.883	$15.054
Accumulation Unit Value at end of period	$29.154	$23.020	$17.928	$20.529	$16.703	$16.757	$17.119	$17.170	$13.710	$11.883
Number of Accumulation Units outstanding at end of period (in thousands)	181	216	239	249	260	297	323	332	362	496
American Funds Insurance Series® Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$40.765	$31.596	$32.105	$25.365	$23.482	$22.273	$20.806	$16.209	$13.936	$14.757
Accumulation Unit Value at end of period	$61.166	$40.765	$31.596	$32.105	$25.365	$23.482	$22.273	$20.806	$16.209	$13.936
Number of Accumulation Units outstanding at end of period (in thousands)	2,048	2,523	2,993	3,485	4,223	5,135	6,418	8,542	14,477	17,438
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.657	$17.746	$18.223	$14.549	$13.611	$13.047	$12.316	$9.696	$8.424	$9.015
Accumulation Unit Value at end of period	$33.641	$22.657	$17.746	$18.223	$14.549	$13.611	$13.047	$12.316	$9.696	$8.424
Number of Accumulation Units outstanding at end of period (in thousands)	1,715	1,990	2,205	2,462	2,721	3,056	3,480	3,531	3,262	3,975
APP II-20

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
American Funds Insurance Series® Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$36.729	$29.514	$30.460	$25.227	$22.928	$22.907	$20.986	$15.934	$13.747	$14.194
Accumulation Unit Value at end of period	$41.145	$36.729	$29.514	$30.460	$25.227	$22.928	$22.907	$20.986	$15.934	$13.747
Number of Accumulation Units outstanding at end of period (in thousands)	2,340	2,656	3,122	3,653	4,398	5,371	6,732	9,054	14,986	17,928
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.417	$22.264	$23.219	$19.433	$17.849	$18.020	$16.684	$12.801	$11.160	$11.645
Accumulation Unit Value at end of period	$30.392	$27.417	$22.264	$23.219	$19.433	$17.849	$18.020	$16.684	$12.801	$11.160
Number of Accumulation Units outstanding at end of period (in thousands)	1,310	1,506	1,674	1,858	2,037	2,272	2,566	2,640	2,451	2,803
American Funds Insurance Series® International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.335	$19.248	$22.459	$17.227	$16.865	$17.905	$18.643	$15.535	$13.355	$15.734
Accumulation Unit Value at end of period	$26.239	$23.335	$19.248	$22.459	$17.227	$16.865	$17.905	$18.643	$15.535	$13.355
Number of Accumulation Units outstanding at end of period (in thousands)	996	1,129	1,335	1,487	1,823	2,136	2,568	3,329	4,521	5,359
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.528	$12.943	$15.262	$11.830	$11.704	$12.557	$13.212	$11.126	$9.665	$11.508
Accumulation Unit Value at end of period	$17.278	$15.528	$12.943	$15.262	$11.830	$11.704	$12.557	$13.212	$11.126	$9.665
Number of Accumulation Units outstanding at end of period (in thousands)	462	520	597	613	670	719	757	766	847	1,041
American Funds Insurance Series® New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$40.071	$31.449	$37.083	$29.037	$27.961	$29.261	$32.193	$29.297	$25.204	$29.687
Accumulation Unit Value at end of period	$48.856	$40.071	$31.449	$37.083	$29.037	$27.961	$29.261	$32.193	$29.297	$25.204
Number of Accumulation Units outstanding at end of period (in thousands)	202	229	272	296	330	409	519	690	1,243	1,462
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.577	$23.458	$27.953	$22.119	$21.524	$22.763	$25.308	$23.275	$20.234	$24.085
Accumulation Unit Value at end of period	$35.685	$29.577	$23.458	$27.953	$22.119	$21.524	$22.763	$25.308	$23.275	$20.234
Number of Accumulation Units outstanding at end of period (in thousands)	122	150	169	177	189	204	224	249	230	296
Franklin Flex Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.539	$21.281	$20.914	$16.700	$17.430	$16.928	$16.171	$11.922	$11.059	$11.775
Accumulation Unit Value at end of period	$39.365	$27.539	$21.281	$20.914	$16.700	$17.430	$16.928	$16.171	$11.922	$11.059
Number of Accumulation Units outstanding at end of period (in thousands)	57	71	93	93	118	149	167	223	489	574
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.566	$18.403	$18.277	$14.748	$15.555	$15.267	$14.738	$10.980	$10.293	$11.075
Accumulation Unit Value at end of period	$33.335	$23.566	$18.403	$18.277	$14.748	$15.555	$15.267	$14.738	$10.980	$10.293
Number of Accumulation Units outstanding at end of period (in thousands)	42	32	33	26	26	38	40	62	57	32
APP II-21

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.221	$22.900	$24.255	$22.417	$19.927	$21.731	$21.054	$18.729	$16.852	$16.683
Accumulation Unit Value at end of period	$26.049	$26.221	$22.900	$24.255	$22.417	$19.927	$21.731	$21.054	$18.729	$16.852
Number of Accumulation Units outstanding at end of period (in thousands)	1,523	1,867	2,135	2,488	2,909	3,550	4,468	5,892	12,409	14,274
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.790	$19.231	$20.584	$19.224	$17.269	$19.031	$18.634	$16.751	$15.231	$15.237
Accumulation Unit Value at end of period	$21.420	$21.790	$19.231	$20.584	$19.224	$17.269	$19.031	$18.634	$16.751	$15.231
Number of Accumulation Units outstanding at end of period (in thousands)	499	619	674	721	799	888	1,083	1,195	1,044	1,096
Franklin Large Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.760	$21.661	$22.282	$17.630	$18.195	$17.461	$15.737	$12.400	$11.185	$11.510
Accumulation Unit Value at end of period	$41.039	$28.760	$21.661	$22.282	$17.630	$18.195	$17.461	$15.737	$12.400	$11.185
Number of Accumulation Units outstanding at end of period (in thousands)	155	212	254	298	348	412	532	664	1,234	1,449
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.898	$18.189	$18.909	$15.118	$15.768	$15.291	$13.927	$11.090	$10.109	$10.513
Accumulation Unit Value at end of period	$33.746	$23.898	$18.189	$18.909	$15.118	$15.768	$15.291	$13.927	$11.090	$10.109
Number of Accumulation Units outstanding at end of period (in thousands)	77	89	106	128	135	152	170	164	183	237
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$35.897	$29.256	$33.400	$31.174	$28.168	$29.632	$28.413	$22.567	$20.178	$21.077
Accumulation Unit Value at end of period	$33.835	$35.897	$29.256	$33.400	$31.174	$28.168	$29.632	$28.413	$22.567	$20.178
Number of Accumulation Units outstanding at end of period (in thousands)	327	359	428	520	628	803	1,013	1,338	2,484	2,976
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.133	$24.817	$28.632	$27.006	$24.659	$26.215	$25.402	$20.388	$18.422	$19.446
Accumulation Unit Value at end of period	$28.105	$30.133	$24.817	$28.632	$27.006	$24.659	$26.215	$25.402	$20.388	$18.422
Number of Accumulation Units outstanding at end of period (in thousands)	91	102	120	153	208	242	262	299	227	283
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.861	$25.520	$28.446	$26.611	$23.241	$24.780	$23.447	$18.529	$16.439	$16.838
Accumulation Unit Value at end of period	$28.911	$30.861	$25.520	$28.446	$26.611	$23.241	$24.780	$23.447	$18.529	$16.439
Number of Accumulation Units outstanding at end of period (in thousands)	1,002	1,053	1,217	1,403	1,668	2,094	2,551	3,444	4,869	5,865
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.972	$18.361	$20.682	$19.553	$17.256	$18.594	$17.779	$14.198	$12.730	$13.176
Accumulation Unit Value at end of period	$20.369	$21.972	$18.361	$20.682	$19.553	$17.256	$18.594	$17.779	$14.198	$12.730
Number of Accumulation Units outstanding at end of period (in thousands)	396	501	604	689	756	793	886	873	760	889
APP II-22

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$36.439	$28.580	$30.517	$25.657	$22.411	$23.575	$21.979	$17.177	$15.551	$14.870
Accumulation Unit Value at end of period	$41.692	$36.439	$28.580	$30.517	$25.657	$22.411	$23.575	$21.979	$17.177	$15.551
Number of Accumulation Units outstanding at end of period (in thousands)	1,110	1,314	1,568	1,836	2,213	2,656	3,184	4,396	7,125	8,103
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.588	$24.244	$26.161	$22.226	$19.619	$20.856	$19.649	$15.519	$14.197	$13.719
Accumulation Unit Value at end of period	$34.631	$30.588	$24.244	$26.161	$22.226	$19.619	$20.856	$19.649	$15.519	$14.197
Number of Accumulation Units outstanding at end of period (in thousands)	270	308	343	386	425	472	560	633	599	568
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.013	$16.055	$18.679	$17.110	$13.321	$14.579	$14.693	$10.932	$9.359	$9.857
Accumulation Unit Value at end of period	$20.769	$20.013	$16.055	$18.679	$17.110	$13.321	$14.579	$14.693	$10.932	$9.359
Number of Accumulation Units outstanding at end of period (in thousands)	123	145	179	218	248	306	406	547	495	557
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.592	$14.261	$16.767	$15.521	$12.211	$13.506	$13.755	$10.342	$8.948	$9.523
Accumulation Unit Value at end of period	$18.066	$17.592	$14.261	$16.767	$15.521	$12.211	$13.506	$13.755	$10.342	$8.948
Number of Accumulation Units outstanding at end of period (in thousands)	39	56	64	104	136	91	90	115	100	124
APP II-23

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.527	$23.542	$25.216	$21.054	$20.486	$21.331	$20.118	$14.760	$13.496	$14.374
Accumulation Unit Value at end of period	$46.712	$30.527	$23.542	$25.216	$21.054	$20.486	$21.331	$20.118	$14.760	$13.496
Number of Accumulation Units outstanding at end of period (in thousands)	253	334	414	466	565	648	824	1,113	1,550	1,794
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.309	$11.930	$12.914	$10.896	$10.714	$11.274	$10.745	$7.966	$7.361	$7.922
Accumulation Unit Value at end of period	$23.180	$15.309	$11.930	$12.914	$10.896	$10.714	$11.274	$10.745	$7.966	$7.361
Number of Accumulation Units outstanding at end of period (in thousands)	277	332	403	469	508	544	578	685	597	679
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.347	$23.699	$24.490	$23.700	$22.191	$23.337	$23.163	$22.679	$20.321	$20.040
Accumulation Unit Value at end of period	$25.946	$25.347	$23.699	$24.490	$23.700	$22.191	$23.337	$23.163	$22.679	$20.321
Number of Accumulation Units outstanding at end of period (in thousands)	515	568	632	770	907	1,104	1,448	1,884	3,955	4,098
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.600	$18.520	$19.339	$18.913	$17.896	$19.019	$19.076	$18.875	$17.091	$17.033
Accumulation Unit Value at end of period	$19.854	$19.600	$18.520	$19.339	$18.913	$17.896	$19.019	$19.076	$18.875	$17.091
Number of Accumulation Units outstanding at end of period (in thousands)	372	423	472	510	547	617	653	720	646	674
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.084	$1.069	$1.067	$1.070	$1.074	$1.088	$1.101	$1.116	$1.132	$1.147
Accumulation Unit Value at end of period	$1.085	$1.084	$1.069	$1.067	$1.070	$1.074	$1.088	$1.101	$1.116	$1.132
Number of Accumulation Units outstanding at end of period (in thousands)	8,240	8,335	10,670	12,314	14,335	16,444	21,109	29,418	44,931	55,088
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$0.851	$0.848	$0.855	$0.867	$0.880	$0.900	$0.921	$0.943	$0.966	$0.990
Accumulation Unit Value at end of period	$0.843	$0.851	$0.848	$0.855	$0.867	$0.880	$0.900	$0.921	$0.943	$0.966
Number of Accumulation Units outstanding at end of period (in thousands)	1,847	1,769	2,065	2,197	1,942	2,476	3,094	4,086	6,659	9,911
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.400	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	45	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.274	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	—	—	—	—	—	—	—	—	—
APP II-24

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.789	$19.114	$20.102	$16.001	$15.858	$15.308	$14.308	$10.349	$9.223	$10.727
Accumulation Unit Value at end of period	$36.220	$25.789	$19.114	$20.102	$16.001	$15.858	$15.308	$14.308	$10.349	$9.223
Number of Accumulation Units outstanding at end of period (in thousands)	71	88	119	111	115	145	187	238	387	187
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.516	$17.613	$18.719	$15.057	$15.081	$14.710	$13.895	$10.156	$9.146	$10.713
Accumulation Unit Value at end of period	$32.682	$23.516	$17.613	$18.719	$15.057	$15.081	$14.710	$13.895	$10.156	$9.146
Number of Accumulation Units outstanding at end of period (in thousands)	94	97	125	139	149	222	205	118	123	50
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.242	$20.515	$23.865	$22.054	$19.401	$21.695	$20.086	$15.201	$13.160	$13.230
Accumulation Unit Value at end of period	$25.117	$25.242	$20.515	$23.865	$22.054	$19.401	$21.695	$20.086	$15.201	$13.160
Number of Accumulation Units outstanding at end of period (in thousands)	13	14	17	18	19	20	23	27	33	37
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.705	$24.397	$28.680	$26.783	$23.810	$26.907	$25.174	$19.252	$16.843	$17.111
Accumulation Unit Value at end of period	$29.249	$29.705	$24.397	$28.680	$26.783	$23.810	$26.907	$25.174	$19.252	$16.843
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$32.310	$26.211	$30.317	$26.136	$22.644	$24.468	$22.731	$16.984	$14.476	$14.988
Accumulation Unit Value at end of period	$31.530	$32.310	$26.211	$30.317	$26.136	$22.644	$24.468	$22.731	$16.984	$14.476
Number of Accumulation Units outstanding at end of period (in thousands)	10	12	12	15	17	20	21	28	35	39
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.166	$23.910	$27.948	$24.347	$21.317	$23.277	$21.854	$16.501	$14.212	$14.870
Accumulation Unit Value at end of period	$28.165	$29.166	$23.910	$27.948	$24.347	$21.317	$23.277	$21.854	$16.501	$14.212
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	2	2	2	2	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.098	$18.153	$20.308	$18.188	$16.719	$17.984	$16.855	$13.218	$11.764	$11.932
Accumulation Unit Value at end of period	$25.944	$23.098	$18.153	$20.308	$18.188	$16.719	$17.984	$16.855	$13.218	$11.764
Number of Accumulation Units outstanding at end of period (in thousands)	412	463	557	630	762	900	1,169	1,428	1,296	1,659
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.766	$15.698	$17.747	$16.062	$14.921	$16.219	$15.362	$12.174	$10.949	$11.222
Accumulation Unit Value at end of period	$21.970	$19.766	$15.698	$17.747	$16.062	$14.921	$16.219	$15.362	$12.174	$10.949
Number of Accumulation Units outstanding at end of period (in thousands)	109	126	133	158	179	213	248	310	353	457
APP II-25

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. Diversified Dividend Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.018	$17.887	$19.666	$18.398	$16.281	$16.208	$14.598	$11.315	$9.689	$10.615
Accumulation Unit Value at end of period	$21.694	$22.018	$17.887	$19.666	$18.398	$16.281	$16.208	$14.598	$11.315	$9.689
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	2	2	7	6	8	8
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.077	$16.481	$18.313	$17.313	$15.482	$15.576	$14.177	$11.104	$9.609	$10.601
Accumulation Unit Value at end of period	$19.574	$20.077	$16.481	$18.313	$17.313	$15.482	$15.576	$14.177	$11.104	$9.609
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.534	$9.483	$9.465	$9.540	$9.661	$9.791	$9.923	$9.984	$—	$—
Accumulation Unit Value at end of period	$9.433	$9.534	$9.483	$9.465	$9.540	$9.661	$9.791	$9.923	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,194	1,003	1,077	1,091	1,243	1,398	1,481	1,073	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.896	$8.943	$9.020	$9.187	$9.402	$9.629	$9.862	$9.971	$—	$—
Accumulation Unit Value at end of period	$8.711	$8.896	$8.943	$9.020	$9.187	$9.402	$9.629	$9.862	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	597	160	187	142	295	332	284	228	—	—
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.464	$1.399	$1.410	$1.402	$1.403	$1.418	$1.380	$1.436	$1.420	$1.334
Accumulation Unit Value at end of period	$1.535	$1.464	$1.399	$1.410	$1.402	$1.403	$1.418	$1.380	$1.436	$1.420
Number of Accumulation Units outstanding at end of period (in thousands)	11,713	11,275	13,198	14,720	16,369	19,259	25,947	31,359	56,086	59,305
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.211	$1.169	$1.191	$1.196	$1.211	$1.236	$1.215	$1.278	$1.278	$1.213
Accumulation Unit Value at end of period	$1.256	$1.211	$1.169	$1.191	$1.196	$1.211	$1.236	$1.215	$1.278	$1.278
Number of Accumulation Units outstanding at end of period (in thousands)	3,095	3,026	3,340	3,733	4,231	4,563	5,170	6,392	8,181	9,360
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$32.302	$26.224	$30.762	$27.342	$23.205	$24.326	$22.422	$16.990	$15.060	$15.618
Accumulation Unit Value at end of period	$32.459	$32.302	$26.224	$30.762	$27.342	$23.205	$24.326	$22.422	$16.990	$15.060
Number of Accumulation Units outstanding at end of period (in thousands)	29	27	34	39	48	57	69	93	103	113
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.863	$21.218	$25.152	$22.592	$19.376	$20.527	$19.120	$14.640	$13.114	$13.743
Accumulation Unit Value at end of period	$25.717	$25.863	$21.218	$25.152	$22.592	$19.376	$20.527	$19.120	$14.640	$13.114
Number of Accumulation Units outstanding at end of period (in thousands)	2	1	1	1	1	—	—	1	—	—
APP II-26

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. High Yield Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.864	$1.824	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.900	$1.864	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.762	$12.513	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.873	$12.762	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. International Growth Fund - Series I
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.097	$2.442	$2.911	$2.398	$2.442	$2.535	$2.561	$2.181	$1.913	$2.079
Accumulation Unit Value at end of period	$3.483	$3.097	$2.442	$2.911	$2.398	$2.442	$2.535	$2.561	$2.181	$1.913
Number of Accumulation Units outstanding at end of period (in thousands)	2,731	3,195	4,148	4,519	5,483	6,400	7,563	10,188	11,769	13,030
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.562	$2.041	$2.459	$2.047	$2.107	$2.210	$2.256	$1.942	$1.721	$1.891
Accumulation Unit Value at end of period	$2.851	$2.562	$2.041	$2.459	$2.047	$2.107	$2.210	$2.256	$1.942	$1.721
Number of Accumulation Units outstanding at end of period (in thousands)	407	473	555	625	678	769	917	955	883	859
Invesco V.I. International Growth Fund - Series II
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.793	$10.902	$13.032	$10.763	$10.986	$11.434	$11.579	$9.886	$8.694	$10.333
Accumulation Unit Value at end of period	$15.478	$13.793	$10.902	$13.032	$10.763	$10.986	$11.434	$11.579	$9.886	$8.694
Number of Accumulation Units outstanding at end of period (in thousands)	17	18	23	26	28	37	42	57	59	61
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.410	$16.302	$19.692	$16.435	$16.953	$17.831	$18.248	$15.744	$13.992	$16.747
Accumulation Unit Value at end of period	$22.664	$20.410	$16.302	$19.692	$16.435	$16.953	$17.831	$18.248	$15.744	$13.992
Number of Accumulation Units outstanding at end of period (in thousands)	55	59	72	74	79	84	88	72	70	76
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.152	$2.550	$2.916	$2.572	$2.298	$2.427	$2.356	$1.854	$1.693	$1.833
Accumulation Unit Value at end of period	$3.397	$3.152	$2.550	$2.916	$2.572	$2.298	$2.427	$2.356	$1.854	$1.693
Number of Accumulation Units outstanding at end of period (in thousands)	1,963	2,217	2,672	3,029	3,579	4,403	5,211	6,844	7,976	9,543
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.608	$2.132	$2.463	$2.196	$1.983	$2.116	$2.075	$1.650	$1.523	$1.667
Accumulation Unit Value at end of period	$2.781	$2.608	$2.132	$2.463	$2.196	$1.983	$2.116	$2.075	$1.650	$1.523
Number of Accumulation Units outstanding at end of period (in thousands)	1,384	1,596	1,923	2,128	2,259	2,339	2,772	3,131	3,119	3,589
APP II-27

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.101	$22.498	$26.853	$23.864	$21.584	$23.155	$22.929	$16.906	$15.045	$15.361
Accumulation Unit Value at end of period	$35.277	$28.101	$22.498	$26.853	$23.864	$21.584	$23.155	$22.929	$16.906	$15.045
Number of Accumulation Units outstanding at end of period (in thousands)	163	204	251	271	322	407	492	647	1,049	1,219
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.704	$19.178	$23.132	$20.774	$18.988	$20.585	$20.599	$15.348	$13.803	$14.242
Accumulation Unit Value at end of period	$29.447	$23.704	$19.178	$23.132	$20.774	$18.988	$20.585	$20.599	$15.348	$13.803
Number of Accumulation Units outstanding at end of period (in thousands)	42	46	57	70	76	84	87	119	109	117
Invesco V.I. Value Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.116	$1.642	$2.060	$1.778	$1.523	$1.722	$1.637	$1.241	$1.069	$1.117
Accumulation Unit Value at end of period	$2.202	$2.116	$1.642	$2.060	$1.778	$1.523	$1.722	$1.637	$1.241	$1.069
Number of Accumulation Units outstanding at end of period (in thousands)	597	620	695	914	1,167	1,362	1,948	2,762	4,449	5,022
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.751	$1.373	$1.740	$1.517	$1.313	$1.502	$1.443	$1.105	$0.961	$1.016
Accumulation Unit Value at end of period	$1.802	$1.751	$1.373	$1.740	$1.517	$1.313	$1.502	$1.443	$1.105	$0.961
Number of Accumulation Units outstanding at end of period (in thousands)	1,237	1,394	1,485	1,554	1,601	1,714	1,813	1,865	1,813	1,975
MFS® Core Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.203	$13.091	$13.798	$11.204	$10.196	$10.553	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.147	$17.203	$13.091	$13.798	$11.204	$10.196	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	25	24	24	25	24	29	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.337	$12.564	$13.382	$10.981	$10.098	$10.537	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.934	$16.337	$12.564	$13.382	$10.981	$10.098	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	62	75	74	71	78	99	—	—	—	—
MFS® Global Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$35.819	$27.805	$31.226	$25.510	$24.087	$24.764	$24.165	$19.163	$15.748	$16.684
Accumulation Unit Value at end of period	$40.034	$35.819	$27.805	$31.226	$25.510	$24.087	$24.764	$24.165	$19.163	$15.748
Number of Accumulation Units outstanding at end of period (in thousands)	39	44	53	60	87	89	112	164	149	170
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.607	$20.088	$22.797	$18.821	$17.958	$18.658	$18.399	$14.744	$12.245	$13.109
Accumulation Unit Value at end of period	$28.321	$25.607	$20.088	$22.797	$18.821	$17.958	$18.658	$18.399	$14.744	$12.245
Number of Accumulation Units outstanding at end of period (in thousands)	23	27	34	42	41	53	58	53	52	40
APP II-28

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
MFS® Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.413	$23.047	$22.754	$17.551	$17.365	$16.364	$15.225	$11.276	$9.736	$9.901
Accumulation Unit Value at end of period	$40.865	$31.413	$23.047	$22.754	$17.551	$17.365	$16.364	$15.225	$11.276	$9.736
Number of Accumulation Units outstanding at end of period (in thousands)	370	475	638	764	985	1,124	1,329	1,857	535	491
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.079	$12.663	$12.634	$9.848	$9.846	$9.377	$8.816	$6.598	$5.757	$5.917
Accumulation Unit Value at end of period	$21.986	$17.079	$12.663	$12.634	$9.848	$9.846	$9.377	$8.816	$6.598	$5.757
Number of Accumulation Units outstanding at end of period (in thousands)	180	207	226	245	260	372	286	294	275	162
MFS® High Yield Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.884	$11.375	$11.895	$11.301	$10.064	$10.650	$10.500	$10.146	$—	$—
Accumulation Unit Value at end of period	$13.358	$12.884	$11.375	$11.895	$11.301	$10.064	$10.650	$10.500	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	334	369	409	513	635	645	891	1,472	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.032	$10.735	$11.345	$10.892	$9.802	$10.482	$10.443	$10.132	$—	$—
Accumulation Unit Value at end of period	$12.345	$12.032	$10.735	$11.345	$10.892	$9.802	$10.482	$10.443	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	192	212	276	325	391	399	439	500	—	—
MFS® Investors Trust Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.716	$21.350	$22.897	$18.816	$17.563	$17.763	$16.219	$12.449	$10.588	$10.971
Accumulation Unit Value at end of period	$31.137	$27.716	$21.350	$22.897	$18.816	$17.563	$17.763	$16.219	$12.449	$10.588
Number of Accumulation Units outstanding at end of period (in thousands)	361	397	474	565	701	882	1,213	1,586	3,581	4,322
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.093	$15.641	$16.952	$14.077	$13.278	$13.571	$12.523	$9.713	$8.348	$8.741
Accumulation Unit Value at end of period	$22.337	$20.093	$15.641	$16.952	$14.077	$13.278	$13.571	$12.523	$9.713	$8.348
Number of Accumulation Units outstanding at end of period (in thousands)	158	177	201	237	268	300	333	388	437	577
MFS® Massachusetts Investors Growth Stock Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.500	$13.399	$13.472	$10.632	$10.160	$10.394	$—	$—	$—	$—
Accumulation Unit Value at end of period	$22.364	$18.500	$13.399	$13.472	$10.632	$10.160	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	75	77	98	102	133	131	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.569	$12.859	$13.065	$10.420	$10.062	$10.378	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.016	$17.569	$12.859	$13.065	$10.420	$10.062	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	59	87	64	68	84	95	—	—	—	—
APP II-29

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
MFS® Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.147	$11.803	$11.817	$9.432	$9.112	$8.829	$8.221	$6.050	$5.263	$5.676
Accumulation Unit Value at end of period	$21.742	$16.147	$11.803	$11.817	$9.432	$9.112	$8.829	$8.221	$6.050	$5.263
Number of Accumulation Units outstanding at end of period (in thousands)	133	163	173	183	239	293	330	526	857	985
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.330	$10.586	$10.711	$8.638	$8.434	$8.258	$7.770	$5.779	$5.080	$5.536
Accumulation Unit Value at end of period	$19.094	$14.330	$10.586	$10.711	$8.638	$8.434	$8.258	$7.770	$5.779	$5.080
Number of Accumulation Units outstanding at end of period (in thousands)	167	161	172	196	210	250	240	247	243	290
MFS® New Discovery Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$47.772	$34.171	$35.155	$28.133	$26.149	$27.014	$29.524	$21.145	$17.680	$19.971
Accumulation Unit Value at end of period	$68.760	$47.772	$34.171	$35.155	$28.133	$26.149	$27.014	$29.524	$21.145	$17.680
Number of Accumulation Units outstanding at end of period (in thousands)	141	185	216	255	309	389	504	645	1,328	1,639
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.035	$17.374	$18.063	$14.607	$13.720	$14.324	$15.820	$11.450	$9.675	$11.044
Accumulation Unit Value at end of period	$34.233	$24.035	$17.374	$18.063	$14.607	$13.720	$14.324	$15.820	$11.450	$9.675
Number of Accumulation Units outstanding at end of period (in thousands)	112	122	151	173	206	231	234	417	417	527
APP II-30

		As of December 31,
Sub-Account		2019	2018	2017	2016	2015	2014	2013	2012	2011
MFS® Research International Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.693	$10.048	$11.860	$9.370	$9.565	$10.515	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.144	$12.693	$10.048	$11.860	$9.370	$9.565	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	114	131	170	203	258	295	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.055	$9.643	$11.502	$9.183	$9.473	$10.498	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.292	$12.055	$9.643	$11.502	$9.183	$9.473	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	39	38	64	72	77	89	—	—	—	—
MFS® Research Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.099	$23.710	$25.130	$20.647	$19.246	$19.352	$17.799	$13.638	$11.787	$12.002
Accumulation Unit Value at end of period	$35.773	$31.099	$23.710	$25.130	$20.647	$19.246	$19.352	$17.799	$13.638	$11.787
Number of Accumulation Units outstanding at end of period (in thousands)	47	58	70	79	105	129	164	219	384	407
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.612	$20.503	$21.961	$18.233	$17.176	$17.452	$16.221	$12.560	$10.970	$11.288
Accumulation Unit Value at end of period	$30.292	$26.612	$20.503	$21.961	$18.233	$17.176	$17.452	$16.221	$12.560	$10.970
Number of Accumulation Units outstanding at end of period (in thousands)	28	36	37	45	49	57	58	36	28	16
MFS® Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.601	$14.348	$14.703	$14.267	$13.873	$14.105	$13.507	$13.833	$13.061	$12.402
Accumulation Unit Value at end of period	$16.695	$15.601	$14.348	$14.703	$14.267	$13.873	$14.105	$13.507	$13.833	$13.061
Number of Accumulation Units outstanding at end of period (in thousands)	3,572	3,878	4,138	5,021	5,427	6,030	7,148	9,440	2,688	2,562
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.353	$12.411	$12.852	$12.603	$12.384	$12.724	$12.313	$12.744	$12.159	$11.668
Accumulation Unit Value at end of period	$14.141	$13.353	$12.411	$12.852	$12.603	$12.384	$12.724	$12.313	$12.744	$12.159
Number of Accumulation Units outstanding at end of period (in thousands)	311	284	276	285	269	278	291	255	265	282
MFS® Total Return Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.816	$23.420	$25.149	$22.699	$21.090	$21.456	$20.044	$17.066	$15.548	$15.485
Accumulation Unit Value at end of period	$30.136	$27.816	$23.420	$25.149	$22.699	$21.090	$21.456	$20.044	$17.066	$15.548
Number of Accumulation Units outstanding at end of period (in thousands)	752	857	979	1,142	1,339	1,640	2,095	2,839	6,380	7,480
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.237	$17.219	$18.686	$17.043	$16.002	$16.451	$15.531	$13.363	$12.303	$12.382
Accumulation Unit Value at end of period	$21.696	$20.237	$17.219	$18.686	$17.043	$16.002	$16.451	$15.531	$13.363	$12.303
Number of Accumulation Units outstanding at end of period (in thousands)	577	647	710	778	811	884	999	1,058	848	1,014
APP II-31

		As of December 31,
Sub-Account		2019	2018	2017	2016	2015	2014	2013	2012	2011
MFS® Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$39.465	$30.817	$34.740	$29.929	$26.590	$27.151	$24.903	$18.575	$16.194	$16.464
Accumulation Unit Value at end of period	$40.288	$39.465	$30.817	$34.740	$29.929	$26.590	$27.151	$24.903	$18.575	$16.194
Number of Accumulation Units outstanding at end of period (in thousands)	409	430	514	602	723	876	1,093	1,489	1,897	2,225
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$33.128	$26.142	$29.781	$25.928	$23.278	$24.020	$22.264	$16.782	$14.785	$15.190
Accumulation Unit Value at end of period	$33.466	$33.128	$26.142	$29.781	$25.928	$23.278	$24.020	$22.264	$16.782	$14.785
Number of Accumulation Units outstanding at end of period (in thousands)	135	152	172	197	194	217	197	203	169	166
Morgan Stanley VIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.198	$11.177	$11.433	$10.944	$10.478	$10.710	$10.092	$9.896	$—	$—
Accumulation Unit Value at end of period	$12.942	$12.198	$11.177	$11.433	$10.944	$10.478	$10.710	$10.092	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	3	10	10	10	11	33	34	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.392	$10.549	$10.904	$10.548	$10.206	$10.541	$10.038	$9.875	$—	$—
Accumulation Unit Value at end of period	$11.961	$11.392	$10.549	$10.904	$10.548	$10.206	$10.541	$10.038	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Morgan Stanley VIF Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.376	$21.877	$20.666	$14.667	$15.158	$13.721	$13.110	$11.224	$—	$—
Accumulation Unit Value at end of period	$60.686	$28.376	$21.877	$20.666	$14.667	$15.158	$13.721	$13.110	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	21	26	32	39	49	60	83	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.502	$20.647	$19.711	$14.136	$14.763	$13.505	$13.040	$11.200	$—	$—
Accumulation Unit Value at end of period	$56.086	$26.502	$20.647	$19.711	$14.136	$14.763	$13.505	$13.040	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	1	—	—
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.096	$24.834	$29.769	$21.452	$18.459	$23.220	$25.607	$26.148	$23.370	$28.091
Accumulation Unit Value at end of period	$36.013	$31.096	$24.834	$29.769	$21.452	$18.459	$23.220	$25.607	$26.148	$23.370
Number of Accumulation Units outstanding at end of period (in thousands)	96	108	126	159	192	199	245	310	594	707
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.800	$21.629	$26.201	$19.080	$16.591	$21.091	$23.505	$24.254	$21.907	$26.610
Accumulation Unit Value at end of period	$30.714	$26.800	$21.629	$26.201	$19.080	$16.591	$21.091	$23.505	$24.254	$21.907
Number of Accumulation Units outstanding at end of period (in thousands)	31	44	49	69	57	57	60	87	100	126
APP II-32

		As of December 31,
Sub-Account		2019	2018	2017	2016	2015	2014	2013	2012	2011
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.988	$14.401	$17.263	$14.994	$14.181	$15.371	$17.532	$14.451	$12.388	$14.051
Accumulation Unit Value at end of period	$15.591	$15.988	$14.401	$17.263	$14.994	$14.181	$15.371	$17.532	$14.451	$12.388
Number of Accumulation Units outstanding at end of period (in thousands)	1,074	1,047	1,130	1,196	1,420	1,682	1,935	2,295	2,955	3,437
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.128	$11.039	$13.372	$11.738	$11.218	$12.288	$14.164	$11.798	$10.221	$11.715
Accumulation Unit Value at end of period	$11.703	$12.128	$11.039	$13.372	$11.738	$11.218	$12.288	$14.164	$11.798	$10.221
Number of Accumulation Units outstanding at end of period (in thousands)	317	308	321	329	372	425	414	483	568	690
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.298	$17.867	$21.268	$18.191	$16.821	$18.232	$19.015	$14.733	$12.334	$13.440
Accumulation Unit Value at end of period	$21.188	$20.298	$17.867	$21.268	$18.191	$16.821	$18.232	$19.015	$14.733	$12.334
Number of Accumulation Units outstanding at end of period (in thousands)	530	600	687	765	908	1,152	1,423	1,933	3,207	3,928
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.488	$13.777	$16.573	$14.325	$13.385	$14.662	$15.453	$12.099	$10.236	$11.272
Accumulation Unit Value at end of period	$15.998	$15.488	$13.777	$16.573	$14.325	$13.385	$14.662	$15.453	$12.099	$10.236
Number of Accumulation Units outstanding at end of period (in thousands)	162	188	221	246	260	279	329	347	310	335
APP II-33

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT Discovery Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$41.752	$30.440	$33.199	$26.059	$24.537	$25.240	$25.492	$17.968	$15.469	$15.613
Accumulation Unit Value at end of period	$67.000	$41.752	$30.440	$33.199	$26.059	$24.537	$25.240	$25.492	$17.968	$15.469
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	4	4	5	14	14	14
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$45.013	$33.164	$36.551	$28.992	$27.588	$28.677	$29.270	$20.848	$18.138	$18.500
Accumulation Unit Value at end of period	$71.479	$45.013	$33.164	$36.551	$28.992	$27.588	$28.677	$29.270	$20.848	$18.138
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Wells Fargo VT Index Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.681	$2.262	$2.361	$2.132	$2.007	$2.009	$1.725	$1.462	$1.311	$1.248
Accumulation Unit Value at end of period	$3.084	$2.681	$2.262	$2.361	$2.132	$2.007	$2.009	$1.725	$1.462	$1.311
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	13	13	14	15	20	34	38	23
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.418	$21.668	$22.858	$20.858	$19.843	$20.074	$17.416	$14.912	$13.513	$12.998
Accumulation Unit Value at end of period	$28.932	$25.418	$21.668	$22.858	$20.858	$19.843	$20.074	$17.416	$14.912	$13.513
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Wells Fargo VT International Equity Fund - Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.080	$13.235	$16.216	$13.219	$12.972	$12.915	$13.831	$11.730	$10.477	$12.193
Accumulation Unit Value at end of period	$15.611	$15.080	$13.235	$16.216	$13.219	$12.972	$12.915	$13.831	$11.730	$10.477
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	8	8	8	9	10	14	18	24
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.645	$12.102	$14.985	$12.344	$12.241	$12.316	$13.329	$11.423	$10.310	$12.126
Accumulation Unit Value at end of period	$13.978	$13.645	$12.102	$14.985	$12.344	$12.241	$12.316	$13.329	$11.423	$10.310
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	1	—	—
Wells Fargo VT Omega Growth Fund - Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.775	$25.719	$25.997	$19.577	$19.741	$19.744	$19.267	$13.961	$11.754	$12.613
Accumulation Unit Value at end of period	$49.125	$34.775	$25.719	$25.997	$19.577	$19.741	$19.744	$19.267	$13.961	$11.754
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	4	4	4	6	7	9	15
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$31.490	$23.535	$24.041	$18.295	$18.643	$18.842	$18.582	$13.606	$11.576	$12.553
Accumulation Unit Value at end of period	$44.020	$31.490	$23.535	$24.041	$18.295	$18.643	$18.842	$18.582	$13.606	$11.576
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	1	—	—
APP II-34

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT Opportunity Fund - Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.656	$22.864	$24.959	$21.005	$18.970	$19.840	$18.211	$14.125	$12.393	$13.296
Accumulation Unit Value at end of period	$35.404	$29.656	$22.864	$24.959	$21.005	$18.970	$19.840	$18.211	$14.125	$12.393
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	10	10	10
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$36.585	$28.504	$31.443	$26.741	$24.406	$25.795	$23.927	$18.754	$16.628	$18.027
Accumulation Unit Value at end of period	$43.220	$36.585	$28.504	$31.443	$26.741	$24.406	$25.795	$23.927	$18.754	$16.628
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Wells Fargo VT Small Cap Growth Fund - Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.848	$3.125	$3.126	$2.518	$2.368	$2.472	$2.553	$1.723	$1.619	$1.720
Accumulation Unit Value at end of period	$5.991	$3.848	$3.125	$3.126	$2.518	$2.368	$2.472	$2.553	$1.723	$1.619
Number of Accumulation Units outstanding at end of period (in thousands)	49	65	71	83	95	120	158	202	268	313
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$40.489	$33.222	$33.590	$27.336	$25.987	$27.408	$28.611	$19.507	$18.522	$19.886
Accumulation Unit Value at end of period	$62.371	$40.489	$33.222	$33.590	$27.336	$25.987	$27.408	$28.611	$19.507	$18.522
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
(a) Inception date April 30, 2020.
APP II-35

Appendix A - Product Comparison Information
In addition to the variable annuity Contract described in this prospectus, we offered other deferred individual variable annuities, each having different sales charges (if any), fees and investment options. The primary differences between the “Director M” and “Leaders” suites of variable annuities we offered generally relate to the investment options offered and mortality expense risk charges. We offered three contract variations that have a CDSC (these forms of contract are called “Outlook”, “Plus” and our base contract (which does not have a separate marketing name, but is sometimes referred to in this prospectus as the “Core” version)), one contract version has a front end sales charge (called “Edge”) and one contract version has no sales charge (called “Access”). We have not included information regarding our Edge Contract because it is offered through a very limited number of Financial Intermediaries.
Not all forms of contracts were offered by all Financial Intermediaries. This Appendix does not constitute, and may not be used for the purposes of making, any offer or solicitation by anyone of any form of variable annuity other than as specifically provided in this prospectus. Presented below are some, but certainly not all, of the differentiating features between our individual deferred variable annuities. The form of Contract you select will be identified on your application and the contract issued to you. Consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the variable annuity product and underlying Fund prospectuses contain other information about variable annuities and investment options. Your investment professional can provide you with prospectuses or you can contact us to receive one. This and any of the other variable annuities referenced in this Appendix are underwritten and distributed by Talcott Resolution Distribution Company, Inc. Member SIPC. Please read the prospectus carefully before investing.
I. Key Differences

Contract	Access	Core		Outlook		Plus
Minimum Initial Premium Qualified Contract = Q Non-Qualified Contract = NQ	Q: $10,000 NQ:$2,000	Q: $1,000 NQ:$1,000		Q: $10,000 NQ:$2,000		Q: $10,000 NQ:$2,000
Sales Charge	NONE	YEAR 1 2 3 4 5 6 7 8+	CDSC (2) 7% 7% 7% 6% 5% 4% 3% 0%	YEAR 1 2 3 4 5+	CDSC (2) 7% 6% 5% 4% 0%	YEAR 1 2 3 4 5 6 7 8 9+	CDSC (2) 8% 8% 8% 8% 7% 6% 5% 4% 0%
Mortality and Expense Risk Charge (1)	1.45%	0.95%		1.40%		1.40%
Payment Enhancement	NO	NO		NO		YES (3)
Maximum Up-front Commission	2%	7%		5.75%		6.5%
(1)Excluded fees include administrative charges (up to 0.20%), annual maintenance fees (applies to contracts with anniversary/surrender contract values less than $50,000), premium taxes (0 - 3.5%) and optional benefit fees.
(2)Each Premium Payment has its own CDSC schedule. Only amounts invested for less than the requisite holding period are subject to a CDSC. When a CDSC is applicable, only Surrenders in excess of the Annual Withdrawal Amount (AWA) will be subject to a CDSC. After the AWA deduction, surrenders will then be taken first: from earnings, second: from Premium Payments not subject to a CDSC, third: from 10% of Premium Payments still subject to a CDSC, fourth: from Premium Payments subject to a CDSC on a first-in-first-out basis, and fifth: from Payment Enhancements for Plus contracts only. A CDSC will not exceed your total Premium Payments.
(3)We add an additional sum to your Account Value equal to 3% of the Premium Payment if cumulative Premium Payments are less than $50,000 or 4% of the Premium Payment if cumulative Premium Payments are more than $50,000. If a subsequent Premium Payment increases cumulative Premium Payments to $50,000 or more, we will credit an additional Payment Enhancement to your Account Value equal to 1% of your Premium Payments. Payment Enhancements will be allocated to the same Accounts and in the same proportion as your Premium Payment. The cost of providing Payment Enhancements is included in the higher Mortality and Expense Risk Charges. Payment Enhancements will be recaptured if you:
◦Cancel your Contract during any “Free Look” period.
◦Annuitize your Contract, you will forfeit Payment Enhancements credited in the 24 months prior to the Annuity Commencement Date.
◦Request a full or partial Surrender under the CDSC exemption applicable when you are a patient in a certified long-term care facility or other eligible facility.

APP A-1

The following Surrenders are NOT subject to a CDSC:
•Annual Withdrawal Amount - Each Premium Payment has its own schedule of Contingent Deferred Sales charges; however, in any contract year you may be able to take Partial Surrenders up to a certain percentage of your total Premium Payments without being subject to a Contingent Deferred Sales Charge. Please refer to your Contract for your specific Annual Withdrawal Percentage amounts and your Contingent Deferred Sales Charge schedule.
•If you are a patient in a certified long-term care facility or other eligible facility - We will waive any CDSC for a partial or full Surrender if you, the joint Contract Owner or the Annuitant, are confined for at least 180 calendar days to a:
◦facility recognized as a general hospital by the proper authority of the state in which it is located or the Joint Commission on the Accreditation of Hospitals;
◦facility certified as a hospital or long-term care facility; or
◦nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.
•Exchanges - As an accommodation, we may, in our sole discretion, credit the time that you held an annuity previously issued by us against otherwise applicable CDSCs.
For this waiver to apply, you must:
• have owned the Contract continuously since it was issued,
• provide written proof of your eligibility satisfactory to us, and
• request the Surrender within 91 calendar days of the last day that you are an eligible patient in a recognized facility or nursing home.
This waiver is not available if you, the joint Contract Owner or the Annuitant is in a facility or nursing home when you purchase or upgrade the Contract. We will not waive any CDSC applicable to any Premium Payments made while you are in an eligible facility or nursing home. This waiver may not be available in all states.
• Upon death of the Annuitant or any Contract Owner(s) - No CDSC will be deducted if the Annuitant or any Contract Owner(s) dies.
• Upon Annuitization - The CDSC is not deducted when you annuitize the Contract. However, we will charge a CDSC if the Contract is Surrendered during the CDSC period under an Annuity Payout Option which allows Surrenders.
• For Required Minimum Distributions - This allows Annuitants who are subject to Required Minimum Distributions, with a Contract held under an IRA or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a CDSC for one year’s required minimum distribution for that Contract Year. All requests for Required Minimum Distributions must be in writing.
• For substantially equal periodic payments - We will waive the CDSC if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59½.
• Upon cancellation during the Right to Cancel Period - No CDSC will be deducted if you cancel your Contract during the Right to Cancel Period.
(1) We add an additional sum to your Account Value equal to 3% of the Premium Payment if cumulative Premium Payments are less than $50,000 or 4% of the Premium Payment if cumulative Premium Payments are more than $50,000. If a subsequent Premium Payment increases cumulative Premium Payments to $50,000 or more, we will credit an additional Payment Enhancement to your Account Value equal to 1% of your Premium Payments. Payment Enhancements will be allocated to the same Accounts and in the same proportion as your Premium Payment. The cost of providing Payment Enhancements is included in the higher Mortality and Expense Risk Charges. Payment Enhancements will be recaptured if you:
• Cancel your Contract during any “Free Look” period.
• Annuitize your Contract, you will forfeit Payment Enhancements credited in the 24 months prior to the Annuity Commencement Date.
• Request a full or partial Surrender under the CDSC exemption applicable when you are a patient in a certified long-term care facility or other eligible facility.

APP A-2

II. Investment Options

The following tables describe the investment options available by contract, including the Fund name, share class, fund objectives and the investment adviser and sub-adviser of each Fund. For additional information on each Fund, please refer to the Fund’s Prospectus.

1.	Leaders Series II/IIR	APP A - 4
2.	Leaders Series III and Classic Leaders	APP A - 7
3.	Wells Fargo Leaders Series I/IR	APP A - 10
4.	Wells Fargo Leaders Series II	APP A - 13
5.	Leaders / Chase Series I	APP A - 16
6.	Leaders / Chase Series II	APP A - 19
7.	Leaders Select	APP A - 22
8.	Huntington Leaders	APP A - 25
9.	Select Leaders Series V	APP A - 28

APP A-3

1.Leaders Series II/IIR:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AIM Variable Insurance Funds
Invesco V.I. American Franchise Fund - Series I	Seeks capital growth	Invesco Advisers, Inc.
Invesco V.I. American Value Fund - Series I	Seeks long-term capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Government Securities Fund - Series I	Seeks total return, comprised of current income and capital appreciation	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Main Street Mid Cap Fund - Series I (formerly Invesco V.I. Mid Cap Core Equity Fund)	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Discovery Mid Cap Growth Fund - Series I (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund)	Seeks capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
American Funds Insurance Series
American Funds Asset Allocation Fund - Class 2	Seeks to provide high total return (including income and capital gains), consistent with the preservation of capital over the long term	Capital Research and Management Company
American Funds Washington Mutual Investors Fund - Class 2 (formerly American Funds Blue Chip Income and Growth Fund)	Seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing	Capital Research and Management Company
American Funds The Bond Fund of America - Class 2 (formerly American Funds Bond Fund)	Seeks to provide as high a level of current income as is consistent with the preservation of capital	Capital Research and Management Company
American Funds Capital World Bond Fund - Class 2	Seeks to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund's investments	Capital Research and Management Company
American Funds Capital World Growth and Income Fund - Class 2 (formerly American Funds Global Growth and Income Fund)	Seeks to provide long-term growth of capital while providing current income	Capital Research and Management Company
American Funds Global Growth Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Global Small Capitalization Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Growth Fund - Class 2	Seeks to provide growth of capital	Capital Research and Management Company
American Funds Growth-Income Fund - Class 2	Seeks to achieve long-term growth of capital and income	Capital Research and Management Company
APP A-4

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
American Funds International Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds New World Fund - Class 2	Seeks to provide long-term capital appreciation	Capital Research and Management Company
Franklin Templeton Variable Insurance Products Trust
Franklin DynaTech VIP Fund - Class 2 (formerly Franklin Flex Cap Growth VIP Fund)	Seeks capital appreciation	Franklin Advisers, Inc.
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc., Sub-advised by Templeton Investment Counsel, LLC
Franklin Large Cap Growth VIP Fund - Class 2	Seeks capital appreciation	Franklin Advisers, Inc.
Franklin Mutual Global Discovery VIP Fund - Class 2	Seeks capital appreciation	Franklin Mutual Advisers, LLC, Sub-advised by Franklin Templeton Investment Management Limited
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund - Class 2	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Advisers, Inc.
Franklin Small Cap Value VIP Fund - Class 2	Seeks long-term total return	Franklin Mutual Advisers, LLC
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Seeks long-term capital growth	Franklin Advisers, Inc.
Franklin Strategic Income VIP Fund - Class 1	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.
Templeton Developing Markets VIP Fund - Class 1	Seeks long-term capital appreciation	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth	Templeton Investment Counsel, LLC
Templeton Growth VIP Fund - Class 2	Seeks long-term capital growth	Templeton Global Advisors Limited
Hartford Series Fund, Inc.
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
MFS® Variable Insurance Trust
MFS® Global Equity Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Growth Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Investors Trust Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Mid Cap Growth Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® New Discovery Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Research Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Total Return Bond Series - Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation	Massachusetts Financial Services Company
MFS® Total Return Series - Initial Class	Seeks total return	Massachusetts Financial Services Company
APP A-5

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
MFS® Value Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Variable Insurance Trust II
MFS® Core Equity Portfolio - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® High Yield Portfolio - Initial Class	Seeks total return with an emphasis on high current income, but also considering capital appreciation	Massachusetts Financial Services Company
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Research International Portfolio - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**	In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.
APP A-6

2.Leaders Series III and Classic Leaders:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AIM Variable Insurance Funds
Invesco V.I. American Franchise Fund - Series I	Seeks capital growth	Invesco Advisers, Inc.
Invesco V.I. American Value Fund - Series I	Seeks long-term capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Government Securities Fund - Series I	Seeks total return, comprised of current income and capital appreciation	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Main Street Mid Cap Fund - Series I (formerly Invesco V.I. Mid Cap Core Equity Fund)	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Discovery Mid Cap Growth Fund - Series I (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund)	Seeks capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
American Funds Insurance Series
American Funds Asset Allocation Fund - Class 2	Seeks to provide high total return (including income and capital gains), consistent with the preservation of capital over the long term	Capital Research and Management Company
American Funds Washington Mutual Investors Fund - Class 2 (formerly American Funds Blue Chip Income and Growth Fund)	Seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing	Capital Research and Management Company
American Funds The Bond Fund of America - Class 2 (formerly American Funds Bond Fund)	Seeks to provide as high a level of current income as is consistent with the preservation of capital	Capital Research and Management Company
American Funds Capital World Bond Fund - Class 2	Seeks to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund's investments	Capital Research and Management Company
American Funds Capital World Growth and Income Fund - Class 2 (formerly American Funds Global Growth and Income Fund)	Seeks to provide long-term growth of capital while providing current income	Capital Research and Management Company
American Funds Global Growth Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Global Small Capitalization Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Growth Fund - Class 2	Seeks to provide growth of capital	Capital Research and Management Company
American Funds Growth-Income Fund - Class 2	Seeks to achieve long-term growth of capital and income	Capital Research and Management Company
APP A-7

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
American Funds International Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds New World Fund - Class 2	Seeks to provide long-term capital appreciation	Capital Research and Management Company
Franklin Templeton Variable Insurance Products Trust
Franklin DynaTech VIP Fund - Class 2 (formerly Franklin Flex Cap Growth VIP Fund)	Seeks capital appreciation	Franklin Advisers, Inc.
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc., Sub-advised by Templeton Investment Counsel, LLC
Franklin Large Cap Growth VIP Fund - Class 2	Seeks capital appreciation	Franklin Advisers, Inc.
Franklin Mutual Global Discovery VIP Fund - Class 2	Seeks capital appreciation	Franklin Mutual Advisers, LLC, Sub-advised by Franklin Templeton Investment Management Limited
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund - Class 2	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Advisers, Inc.
Franklin Small Cap Value VIP Fund - Class 2	Seeks long-term total return	Franklin Mutual Advisers, LLC
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Seeks long-term capital growth	Franklin Advisers, Inc.
Franklin Strategic Income VIP Fund - Class 1	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.
Templeton Developing Markets VIP Fund - Class 1	Seeks long-term capital appreciation	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth	Templeton Investment Counsel, LLC
Templeton Growth VIP Fund - Class 2	Seeks long-term capital growth	Templeton Global Advisors Limited
Hartford Series Fund, Inc.
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
MFS® Variable Insurance Trust
MFS® Global Equity Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Growth Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Investors Trust Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Mid Cap Growth Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® New Discovery Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Research Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Total Return Bond Series - Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation	Massachusetts Financial Services Company
MFS® Total Return Series - Initial Class	Seeks total return	Massachusetts Financial Services Company
APP A-8

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
MFS® Value Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Variable Insurance Trust II
MFS® High Yield Portfolio - Initial Class	Seeks total return with an emphasis on high current income, but also considering capital appreciation	Massachusetts Financial Services Company
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Research International Portfolio - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**	In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.
APP A-9

3.Wells Fargo Leaders Series I/IR:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AIM Variable Insurance Funds
Invesco V.I. American Franchise Fund - Series I	Seeks capital growth	Invesco Advisers, Inc.
Invesco V.I. American Value Fund - Series I	Seeks long-term capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Government Securities Fund - Series I	Seeks total return, comprised of current income and capital appreciation	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Main Street Mid Cap Fund - Series I (formerly Invesco V.I. Mid Cap Core Equity Fund)	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Discovery Mid Cap Growth Fund - Series I (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund)	Seeks capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
American Funds Insurance Series
American Funds Asset Allocation Fund - Class 2	Seeks to provide high total return (including income and capital gains), consistent with the preservation of capital over the long term	Capital Research and Management Company
American Funds Washington Mutual Investors Fund - Class 2 (formerly American Funds Blue Chip Income and Growth Fund)	Seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing	Capital Research and Management Company
American Funds The Bond Fund of America - Class 2 (formerly American Funds Bond Fund)	Seeks to provide as high a level of current income as is consistent with the preservation of capital	Capital Research and Management Company
American Funds Capital World Bond Fund - Class 2	Seeks to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund's investments	Capital Research and Management Company
American Funds Capital World Growth and Income Fund - Class 2 (formerly American Funds Global Growth and Income Fund)	Seeks to provide long-term growth of capital while providing current income	Capital Research and Management Company
American Funds Global Growth Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Global Small Capitalization Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Growth Fund - Class 2	Seeks to provide growth of capital	Capital Research and Management Company
American Funds Growth-Income Fund - Class 2	Seeks to achieve long-term growth of capital and income	Capital Research and Management Company
APP A-10

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
American Funds International Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds New World Fund - Class 2	Seeks to provide long-term capital appreciation	Capital Research and Management Company
Franklin Templeton Variable Insurance Products Trust
Franklin DynaTech VIP Fund - Class 2 (formerly Franklin Flex Cap Growth VIP Fund)	Seeks capital appreciation	Franklin Advisers, Inc.
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc., Sub-advised by Templeton Investment Counsel, LLC
Franklin Large Cap Growth VIP Fund - Class 2	Seeks capital appreciation	Franklin Advisers, Inc.
Franklin Mutual Global Discovery VIP Fund - Class 2	Seeks capital appreciation	Franklin Mutual Advisers, LLC, Sub-advised by Franklin Templeton Investment Management Limited
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund - Class 2	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Advisers, Inc.
Franklin Small Cap Value VIP Fund - Class 2	Seeks long-term total return	Franklin Mutual Advisers, LLC
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Seeks long-term capital growth	Franklin Advisers, Inc.
Franklin Strategic Income VIP Fund - Class 1	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.
Templeton Developing Markets VIP Fund - Class 1	Seeks long-term capital appreciation	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth	Templeton Investment Counsel, LLC
Templeton Growth VIP Fund - Class 2	Seeks long-term capital growth	Templeton Global Advisors Limited
Hartford Series Fund, Inc.
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
MFS® Variable Insurance Trust
MFS® Global Equity Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Growth Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Investors Trust Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Mid Cap Growth Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® New Discovery Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Research Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Total Return Bond Series - Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation	Massachusetts Financial Services Company
MFS® Total Return Series - Initial Class	Seeks total return	Massachusetts Financial Services Company
APP A-11

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
MFS® Value Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Variable Insurance Trust II
MFS® Core Equity Portfolio - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® High Yield Portfolio - Initial Class	Seeks total return with an emphasis on high current income, but also considering capital appreciation	Massachusetts Financial Services Company
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Research International Portfolio - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
Wells Fargo Variable Trust Funds
Wells Fargo VT Discovery Fund - Class 2	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT Index Asset Allocation Fund - Class 2	Long-term total return, consisting of capital appreciation and current income	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT International Equity Fund - Class 2	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT Omega Growth Fund - Class 2	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT Opportunity Fund - Class 2	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT Small Cap Growth Fund - Class 2	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**	In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.
APP A-12

4.Wells Fargo Leaders Series II:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AIM Variable Insurance Funds
Invesco V.I. American Franchise Fund - Series I	Seeks capital growth	Invesco Advisers, Inc.
Invesco V.I. American Value Fund - Series I	Seeks long-term capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Government Securities Fund - Series I	Seeks total return, comprised of current income and capital appreciation	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Main Street Mid Cap Fund - Series I (formerly Invesco V.I. Mid Cap Core Equity Fund)	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Discovery Mid Cap Growth Fund - Series I (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund)	Seeks capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
American Funds Insurance Series
American Funds Asset Allocation Fund - Class 2	Seeks to provide high total return (including income and capital gains), consistent with the preservation of capital over the long term	Capital Research and Management Company
American Funds Washington Mutual Investors Fund - Class 2 (formerly American Funds Blue Chip Income and Growth Fund)	Seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing	Capital Research and Management Company
American Funds The Bond Fund of America - Class 2 (formerly American Funds Bond Fund)	Seeks to provide as high a level of current income as is consistent with the preservation of capital	Capital Research and Management Company
American Funds Capital World Bond Fund - Class 2	Seeks to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund's investments	Capital Research and Management Company
American Funds Capital World Growth and Income Fund - Class 2 (formerly American Funds Global Growth and Income Fund)	Seeks to provide long-term growth of capital while providing current income	Capital Research and Management Company
American Funds Global Growth Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Global Small Capitalization Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Growth Fund - Class 2	Seeks to provide growth of capital	Capital Research and Management Company
American Funds Growth-Income Fund - Class 2	Seeks to achieve long-term growth of capital and income	Capital Research and Management Company
APP A-13

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
American Funds International Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds New World Fund - Class 2	Seeks to provide long-term capital appreciation	Capital Research and Management Company
Franklin Templeton Variable Insurance Products Trust
Franklin DynaTech VIP Fund - Class 2 (formerly Franklin Flex Cap Growth VIP Fund)	Seeks capital appreciation	Franklin Advisers, Inc.
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc., Sub-advised by Templeton Investment Counsel, LLC
Franklin Large Cap Growth VIP Fund - Class 2	Seeks capital appreciation	Franklin Advisers, Inc.
Franklin Mutual Global Discovery VIP Fund - Class 2	Seeks capital appreciation	Franklin Mutual Advisers, LLC, Sub-advised by Franklin Templeton Investment Management Limited
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund - Class 2	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Advisers, Inc.
Franklin Small Cap Value VIP Fund - Class 2	Seeks long-term total return	Franklin Mutual Advisers, LLC
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Seeks long-term capital growth	Franklin Advisers, Inc.
Franklin Strategic Income VIP Fund - Class 1	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.
Templeton Developing Markets VIP Fund - Class 1	Seeks long-term capital appreciation	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth	Templeton Investment Counsel, LLC
Templeton Growth VIP Fund - Class 2	Seeks long-term capital growth	Templeton Global Advisors Limited
Hartford Series Fund, Inc.
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
MFS® Variable Insurance Trust
MFS® Global Equity Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Growth Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Investors Trust Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Mid Cap Growth Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® New Discovery Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Research Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Total Return Bond Series - Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation	Massachusetts Financial Services Company
MFS® Total Return Series - Initial Class	Seeks total return	Massachusetts Financial Services Company
APP A-14

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
MFS® Value Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Variable Insurance Trust II
MFS® High Yield Portfolio - Initial Class	Seeks total return with an emphasis on high current income, but also considering capital appreciation	Massachusetts Financial Services Company
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Research International Portfolio - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
Wells Fargo Variable Trust Funds
Wells Fargo VT Discovery Fund - Class 2	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT Index Asset Allocation Fund - Class 2	Long-term total return, consisting of capital appreciation and current income	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT International Equity Fund - Class 2	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT Omega Growth Fund - Class 2	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT Opportunity Fund - Class 2	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT Small Cap Growth Fund - Class 2	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**	In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.
APP A-15

5.Leaders / Chase Series I:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AIM Variable Insurance Funds
Invesco V.I. American Franchise Fund - Series I	Seeks capital growth	Invesco Advisers, Inc.
Invesco V.I. American Value Fund - Series I	Seeks long-term capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Government Securities Fund - Series I	Seeks total return, comprised of current income and capital appreciation	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Main Street Mid Cap Fund - Series I (formerly Invesco V.I. Mid Cap Core Equity Fund)	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Discovery Mid Cap Growth Fund - Series I (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund)	Seeks capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
American Funds Insurance Series
American Funds Asset Allocation Fund - Class 2	Seeks to provide high total return (including income and capital gains), consistent with the preservation of capital over the long term	Capital Research and Management Company
American Funds Washington Mutual Investors Fund - Class 2 (formerly American Funds Blue Chip Income and Growth Fund)	Seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing	Capital Research and Management Company
American Funds The Bond Fund of America - Class 2 (formerly American Funds Bond Fund)	Seeks to provide as high a level of current income as is consistent with the preservation of capital	Capital Research and Management Company
American Funds Capital World Bond Fund - Class 2	Seeks to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund's investments	Capital Research and Management Company
American Funds Capital World Growth and Income Fund - Class 2 (formerly American Funds Global Growth and Income Fund)	Seeks to provide long-term growth of capital while providing current income	Capital Research and Management Company
American Funds Global Growth Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Global Small Capitalization Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Growth Fund - Class 2	Seeks to provide growth of capital	Capital Research and Management Company
American Funds Growth-Income Fund - Class 2	Seeks to achieve long-term growth of capital and income	Capital Research and Management Company
APP A-16

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
American Funds International Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds New World Fund - Class 2	Seeks to provide long-term capital appreciation	Capital Research and Management Company
Franklin Templeton Variable Insurance Products Trust
Franklin DynaTech VIP Fund - Class 2 (formerly Franklin Flex Cap Growth VIP Fund)	Seeks capital appreciation	Franklin Advisers, Inc.
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc., Sub-advised by Templeton Investment Counsel, LLC
Franklin Large Cap Growth VIP Fund - Class 2	Seeks capital appreciation	Franklin Advisers, Inc.
Franklin Mutual Global Discovery VIP Fund - Class 2	Seeks capital appreciation	Franklin Mutual Advisers, LLC, Sub-advised by Franklin Templeton Investment Management Limited
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund - Class 2	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Advisers, Inc.
Franklin Small Cap Value VIP Fund - Class 2	Seeks long-term total return	Franklin Mutual Advisers, LLC
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Seeks long-term capital growth	Franklin Advisers, Inc.
Franklin Strategic Income VIP Fund - Class 1	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.
Templeton Developing Markets VIP Fund - Class 1	Seeks long-term capital appreciation	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth	Templeton Investment Counsel, LLC
Templeton Growth VIP Fund - Class 2	Seeks long-term capital growth	Templeton Global Advisors Limited
Hartford Series Fund, Inc.
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
JPMorgan Insurance Trust
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	Seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities	JPMorgan Investment Management, Inc.
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1	Seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities	JPMorgan Investment Management, Inc.
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1	Seeks to provide high total return from a portfolio of selected equity securities	JPMorgan Investment Management, Inc.
MFS® Variable Insurance Trust
MFS® Global Equity Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Growth Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Investors Trust Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Mid Cap Growth Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
APP A-17

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
MFS® New Discovery Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Research Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Total Return Bond Series - Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation	Massachusetts Financial Services Company
MFS® Total Return Series - Initial Class	Seeks total return	Massachusetts Financial Services Company
MFS® Value Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Variable Insurance Trust II
MFS® Core Equity Portfolio - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® High Yield Portfolio - Initial Class	Seeks total return with an emphasis on high current income, but also considering capital appreciation	Massachusetts Financial Services Company
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Research International Portfolio - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**	In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.
APP A-18

6.Leaders / Chase Series II:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AIM Variable Insurance Funds
Invesco V.I. American Franchise Fund - Series I	Seeks capital growth	Invesco Advisers, Inc.
Invesco V.I. American Value Fund - Series I	Seeks long-term capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Government Securities Fund - Series I	Seeks total return, comprised of current income and capital appreciation	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Main Street Mid Cap Fund - Series I (formerly Invesco V.I. Mid Cap Core Equity Fund)	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Discovery Mid Cap Growth Fund - Series I (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund)	Seeks capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
American Funds Insurance Series
American Funds Asset Allocation Fund - Class 2	Seeks to provide high total return (including income and capital gains), consistent with the preservation of capital over the long term	Capital Research and Management Company
American Funds Washington Mutual Investors Fund - Class 2 (formerly American Funds Blue Chip Income and Growth Fund)	Seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing	Capital Research and Management Company
American Funds The Bond Fund of America - Class 2 (formerly American Funds Bond Fund)	Seeks to provide as high a level of current income as is consistent with the preservation of capital	Capital Research and Management Company
American Funds Capital World Bond Fund - Class 2	Seeks to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund's investments	Capital Research and Management Company
American Funds Capital World Growth and Income Fund - Class 2 (formerly American Funds Global Growth and Income Fund)	Seeks to provide long-term growth of capital while providing current income	Capital Research and Management Company
American Funds Global Growth Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Global Small Capitalization Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Growth Fund - Class 2	Seeks to provide growth of capital	Capital Research and Management Company
American Funds Growth-Income Fund - Class 2	Seeks to achieve long-term growth of capital and income	Capital Research and Management Company
APP A-19

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
American Funds International Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds New World Fund - Class 2	Seeks to provide long-term capital appreciation	Capital Research and Management Company
Franklin Templeton Variable Insurance Products Trust
Franklin DynaTech VIP Fund - Class 2 (formerly Franklin Flex Cap Growth VIP Fund)	Seeks capital appreciation	Franklin Advisers, Inc.
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc., Sub-advised by Templeton Investment Counsel, LLC
Franklin Large Cap Growth VIP Fund - Class 2	Seeks capital appreciation	Franklin Advisers, Inc.
Franklin Mutual Global Discovery VIP Fund - Class 2	Seeks capital appreciation	Franklin Mutual Advisers, LLC, Sub-advised by Franklin Templeton Investment Management Limited
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund - Class 2	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Advisers, Inc.
Franklin Small Cap Value VIP Fund - Class 2	Seeks long-term total return	Franklin Mutual Advisers, LLC
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Seeks long-term capital growth	Franklin Advisers, Inc.
Franklin Strategic Income VIP Fund - Class 1	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.
Templeton Developing Markets VIP Fund - Class 1	Seeks long-term capital appreciation	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth	Templeton Investment Counsel, LLC
Templeton Growth VIP Fund - Class 2	Seeks long-term capital growth	Templeton Global Advisors Limited
Hartford Series Fund, Inc.
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
JPMorgan Insurance Trust
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	Seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities	JPMorgan Investment Management, Inc.
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1	Seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities	JPMorgan Investment Management, Inc.
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1	Seeks to provide high total return from a portfolio of selected equity securities	JPMorgan Investment Management, Inc.
MFS® Variable Insurance Trust
MFS® Global Equity Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Growth Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Investors Trust Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Mid Cap Growth Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
APP A-20

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
MFS® New Discovery Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Research Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Total Return Bond Series - Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation	Massachusetts Financial Services Company
MFS® Total Return Series - Initial Class	Seeks total return	Massachusetts Financial Services Company
MFS® Value Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Variable Insurance Trust II
MFS® High Yield Portfolio - Initial Class	Seeks total return with an emphasis on high current income, but also considering capital appreciation	Massachusetts Financial Services Company
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Research International Portfolio - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**	In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

APP A-21

7.Leaders Select:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AIM Variable Insurance Funds
Invesco V.I. American Franchise Fund - Series I	Seeks capital growth	Invesco Advisers, Inc.
Invesco V.I. American Value Fund - Series I	Seeks long-term capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Government Securities Fund - Series I	Seeks total return, comprised of current income and capital appreciation	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Main Street Mid Cap Fund - Series I (formerly Invesco V.I. Mid Cap Core Equity Fund)	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Discovery Mid Cap Growth Fund - Series I (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund)	Seeks capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
American Century Variable Portfolios, Inc.
American Funds Asset Allocation Fund - Class 2	Seeks to provide high total return (including income and capital gains), consistent with the preservation of capital over the long term	Capital Research and Management Company
American Funds Washington Mutual Investors Fund - Class 2 (formerly American Funds Blue Chip Income and Growth Fund)	Seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing	Capital Research and Management Company
American Funds The Bond Fund of America - Class 2 (formerly American Funds Bond Fund)	Seeks to provide as high a level of current income as is consistent with the preservation of capital	Capital Research and Management Company
American Funds Capital World Bond Fund - Class 2	Seeks to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund's investments	Capital Research and Management Company
American Funds Capital World Growth and Income Fund - Class 2 (formerly American Funds Global Growth and Income Fund)	Seeks to provide long-term growth of capital while providing current income	Capital Research and Management Company
American Funds Global Growth Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Global Small Capitalization Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Growth Fund - Class 2	Seeks to provide growth of capital	Capital Research and Management Company
American Funds Growth-Income Fund - Class 2	Seeks to achieve long-term growth of capital and income	Capital Research and Management Company
APP A-22

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
American Funds International Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds New World Fund - Class 2	Seeks to provide long-term capital appreciation	Capital Research and Management Company
Franklin Templeton Variable Insurance Products Trust
Franklin DynaTech VIP Fund - Class 2 (formerly Franklin Flex Cap Growth VIP Fund)	Seeks capital appreciation	Franklin Advisers, Inc.
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc., Sub-advised by Templeton Investment Counsel, LLC
Franklin Large Cap Growth VIP Fund - Class 2	Seeks capital appreciation	Franklin Advisers, Inc.
Franklin Mutual Global Discovery VIP Fund - Class 2	Seeks capital appreciation	Franklin Mutual Advisers, LLC, Sub-advised by Franklin Templeton Investment Management Limited
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund - Class 2	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Advisers, Inc.
Franklin Small Cap Value VIP Fund - Class 2	Seeks long-term total return	Franklin Mutual Advisers, LLC
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Seeks long-term capital growth	Franklin Advisers, Inc.
Franklin Strategic Income VIP Fund - Class 1	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.
Templeton Developing Markets VIP Fund - Class 1	Seeks long-term capital appreciation	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth	Templeton Investment Counsel, LLC
Templeton Growth VIP Fund - Class 2	Seeks long-term capital growth	Templeton Global Advisors Limited
Hartford Series Fund, Inc.
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
MFS® Variable Insurance Trust
MFS® Global Equity Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Growth Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Investors Trust Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Mid Cap Growth Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® New Discovery Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Research Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Total Return Bond Series - Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation	Massachusetts Financial Services Company
MFS® Total Return Series - Initial Class	Seeks total return	Massachusetts Financial Services Company
APP A-23

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
MFS® Value Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Variable Insurance Trust II
MFS® High Yield Portfolio - Initial Class	Seeks total return with an emphasis on high current income, but also considering capital appreciation	Massachusetts Financial Services Company
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Research International Portfolio - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
Wells Fargo Variable Trust Funds
Wells Fargo VT International Equity Fund - Class 1	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT Omega Growth Fund - Class 1	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT Opportunity Fund - Class 1	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT Small Cap Growth Fund - Class 1	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**	In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

APP A-24

8.Huntington Leaders:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AIM Variable Insurance Funds
Invesco V.I. American Franchise Fund - Series I	Seeks capital growth	Invesco Advisers, Inc.
Invesco V.I. American Value Fund - Series I	Seeks long-term capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Government Securities Fund - Series I	Seeks total return, comprised of current income and capital appreciation	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Main Street Mid Cap Fund - Series I (formerly Invesco V.I. Mid Cap Core Equity Fund)	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Discovery Mid Cap Growth Fund - Series I (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund)	Seeks capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
American Funds Insurance Series
American Funds Asset Allocation Fund - Class 2	Seeks to provide high total return (including income and capital gains), consistent with the preservation of capital over the long term	Capital Research and Management Company
American Funds Washington Mutual Investors Fund - Class 2 (formerly American Funds Blue Chip Income and Growth Fund)	Seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing	Capital Research and Management Company
American Funds The Bond Fund of America - Class 2 (formerly American Funds Bond Fund)	Seeks to provide as high a level of current income as is consistent with the preservation of capital	Capital Research and Management Company
American Funds Capital World Bond Fund - Class 2	Seeks to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund's investments	Capital Research and Management Company
American Funds Capital World Growth and Income Fund - Class 2 (formerly American Funds Global Growth and Income Fund)	Seeks to provide long-term growth of capital while providing current income	Capital Research and Management Company
American Funds Global Growth Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Global Small Capitalization Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Growth Fund - Class 2	Seeks to provide growth of capital	Capital Research and Management Company
American Funds Growth-Income Fund - Class 2	Seeks to achieve long-term growth of capital and income	Capital Research and Management Company
APP A-25

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
American Funds International Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds New World Fund - Class 2	Seeks to provide long-term capital appreciation	Capital Research and Management Company
Franklin Templeton Variable Insurance Products Trust
Franklin DynaTech VIP Fund - Class 2 (formerly Franklin Flex Cap Growth VIP Fund)	Seeks capital appreciation	Franklin Advisers, Inc.
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc., Sub-advised by Templeton Investment Counsel, LLC
Franklin Large Cap Growth VIP Fund - Class 2	Seeks capital appreciation	Franklin Advisers, Inc.
Franklin Mutual Global Discovery VIP Fund - Class 2	Seeks capital appreciation	Franklin Mutual Advisers, LLC, Sub-advised by Franklin Templeton Investment Management Limited
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund - Class 2	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Advisers, Inc.
Franklin Small Cap Value VIP Fund - Class 2	Seeks long-term total return	Franklin Mutual Advisers, LLC
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Seeks long-term capital growth	Franklin Advisers, Inc.
Franklin Strategic Income VIP Fund - Class 1	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.
Templeton Developing Markets VIP Fund - Class 1	Seeks long-term capital appreciation	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth	Templeton Investment Counsel, LLC
Templeton Growth VIP Fund - Class 2	Seeks long-term capital growth	Templeton Global Advisors Limited
Hartford Series Fund, Inc.
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
MFS® Variable Insurance Trust
MFS® Global Equity Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Growth Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Investors Trust Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Mid Cap Growth Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® New Discovery Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Research Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Total Return Bond Series - Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation	Massachusetts Financial Services Company
MFS® Total Return Series - Initial Class	Seeks total return	Massachusetts Financial Services Company
APP A-26

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
MFS® Value Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Variable Insurance Trust II
MFS® High Yield Portfolio - Initial Class	Seeks total return with an emphasis on high current income, but also considering capital appreciation	Massachusetts Financial Services Company
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Research International Portfolio - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
Mutual Fund and Variable Insurance Trust
Rational Trend Aggregation VA Fund	Seeks total return with dividend income as an important component of that return	Rational Advisors, Inc., Sub-advised by Tuttle Tactical Management, LLC
Rational Insider Buying VA Fund	Seeks long-term capital appreciation	Rational Advisors, Inc.

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**	In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

APP A-27

9.Select Leaders Series V

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AIM Variable Insurance Funds
Invesco V.I. American Franchise Fund - Series I	Seeks capital growth	Invesco Advisers, Inc.
Invesco V.I. American Value Fund - Series I	Seeks long-term capital appreciation	Invesco Advisers, Inc.
Invesco V.I. American Value Fund - Series II†	Seeks long-term capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Comstock Fund - Series II	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Diversified Dividend Fund - Series II	Seeks to provide reasonable current income and long-term growth of income and capital	Invesco Advisers, Inc.
Invesco V.I. Government Securities Fund - Series I	Seeks total return, comprised of current income and capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Growth and Income Fund - Series II	Seeks long-term growth of capital and income	Invesco Advisers, Inc.
Invesco V.I. High Yield Fund - Series I	Seeks total return, comprised of current income and capital appreciation	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Main Street Mid Cap Fund - Series I (formerly Invesco V.I. Mid Cap Core Equity Fund)	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Discovery Mid Cap Growth Fund - Series I (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund)	Seeks capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
American Funds Insurance Series
American Funds Asset Allocation Fund - Class 2	Seeks to provide high total return (including income and capital gains), consistent with the preservation of capital over the long term	Capital Research and Management Company
American Funds Washington Mutual Investors Fund - Class 2 (formerly American Funds Blue Chip Income and Growth Fund)	Seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing	Capital Research and Management Company
American Funds The Bond Fund of America - Class 2 (formerly American Funds Bond Fund)	Seeks to provide as high a level of current income as is consistent with the preservation of capital	Capital Research and Management Company
APP A-28

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
American Funds Capital World Bond Fund - Class 2	Seeks to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund's investments	Capital Research and Management Company
American Funds Capital World Growth and Income Fund - Class 2 (formerly American Funds Global Growth and Income Fund)	Seeks to provide long-term growth of capital while providing current income	Capital Research and Management Company
American Funds Global Growth Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Global Small Capitalization Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Growth Fund - Class 2	Seeks to provide growth of capital	Capital Research and Management Company
American Funds Growth-Income Fund - Class 2	Seeks to achieve long-term growth of capital and income	Capital Research and Management Company
American Funds International Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds New World Fund - Class 2	Seeks to provide long-term capital appreciation	Capital Research and Management Company
Franklin Templeton Variable Insurance Products Trust
Franklin DynaTech VIP Fund - Class 2 (formerly Franklin Flex Cap Growth VIP Fund)	Seeks capital appreciation	Franklin Advisers, Inc.
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc., Sub-advised by Templeton Investment Counsel, LLC
Franklin Large Cap Growth VIP Fund - Class 2	Seeks capital appreciation	Franklin Advisers, Inc.
Franklin Mutual Global Discovery VIP Fund - Class 2	Seeks capital appreciation	Franklin Mutual Advisers, LLC, Sub-advised by Franklin Templeton Investment Management Limited
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund - Class 2	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Advisers, Inc.
Franklin Small Cap Value VIP Fund - Class 2	Seeks long-term total return	Franklin Mutual Advisers, LLC
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Seeks long-term capital growth	Franklin Advisers, Inc.
Franklin Strategic Income VIP Fund - Class 1	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.
Templeton Developing Markets VIP Fund - Class 1	Seeks long-term capital appreciation	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth	Templeton Investment Counsel, LLC
Templeton Growth VIP Fund - Class 2	Seeks long-term capital growth	Templeton Global Advisors Limited
Hartford Series Fund, Inc.
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
MFS® Variable Insurance Trust
APP A-29

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
MFS® Global Equity Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Growth Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Investors Trust Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Mid Cap Growth Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® New Discovery Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Research Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Total Return Bond Series - Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation	Massachusetts Financial Services Company
MFS® Total Return Series - Initial Class	Seeks total return	Massachusetts Financial Services Company
MFS® Value Series - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Variable Insurance Trust II
MFS® Core Equity Portfolio - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® High Yield Portfolio - Initial Class	Seeks total return with an emphasis on high current income, but also considering capital appreciation	Massachusetts Financial Services Company
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Research International Portfolio - Initial Class	Seeks capital appreciation	Massachusetts Financial Services Company
Morgan Stanley Variable Insurance Fund, Inc.
Morgan Stanley VIF Core Plus Fixed Income Portfolio - Class II	Seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities	Morgan Stanley Investment Management Inc.
Morgan Stanley VIF Growth Portfolio - Class II	Seeks long-term capital appreciation by investing primarily in growth-oriented securities of large capitalization companies	Morgan Stanley Investment Management Inc.

†	This fund class is closed to new and subsequent premium payments.
*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**	In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

APP A-30

Appendix B — Lifetime Income Builder
The Annuity Commencement Date Deferral Option is not available if you have elected this rider.
Objective
Protect your investment from poor market performance through potential annual Benefit Amount increases and provide income through predetermined periodic payments based either on a set schedule or your lifetime.
How does this rider help achieve this goal?
This rider (called the Unified Benefit Rider in your Contract) provides a single Benefit Amount payable as two separate but bundled benefits which form the entire benefit. In other words, this rider is a guarantee of the Benefit Amount that you can access two ways:
•Withdrawal Benefit allows (a) Benefit Payments: a series of withdrawals which may be paid annually until the Benefit Amount is reduced to zero or (b) Lifetime Benefit Payments: a series of withdrawals which may be paid annually until the death of any Owner if the older Owner (or Annuitant if the Contract Owner is a trust) is age 60 or older. The Benefit Payments and Lifetime Benefit Payments may continue even if the Contract Value is reduced to zero; and/or
• Guaranteed Minimum Death Benefit (“GMDB”). The GMDB is equal to the greater of the Benefit Amount or the Contract Value if the Contract Value is greater than zero. Depleting the Benefit Amount by taking Surrenders will reduce or eliminate the GMDB. The GMDB replaces the standard Death Benefits provided under this Contract.
When can you buy this rider?
This rider is closed to new investors (including existing Owners).
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The fee for this rider is based on your then current Benefit Amount. This additional charge will automatically be deducted from your Contract Value on each Contract Anniversary. The charge is withdrawn from each Sub-Account and the Fixed Account in the same proportion that the value of the Sub-Account bears to the total Contract Value. The charge is deducted after all other financial transactions and any Benefit Amount increases are made. Once you elect this benefit, we will continue to deduct the charge until we begin to make Annuity Payouts. The rider charge may limit access to Fixed Accounts in certain states.
We reserve the right to increase the charge up to a maximum rate of 0.75% any time on or after your fifth Contract Anniversary or five years from the date from which we last notified you of a fee increase, whichever is later. If we increase this charge, you will receive advance notice of the increase and will be given the opportunity to decline this and future charge increases. If you decline a charge increase, we will suspend the automatic Benefit Amount increases. If we do not receive notice from you to decline the increase, we will automatically assume that automatic Benefit Amount increases will continue and the new charge will apply. If you Surrender prior to a Contract Anniversary, a pro rata share of the charge will be assessed and will be equal to the charge multiplied by the Benefit Amount prior to the Surrender, multiplied by the number of days since the last charge was assessed, divided by 365.
You may decline the fee increase and permanently waive automatic Benefit Amount increases by:
• Notifying us in writing, verbally or electronically, if available. You must provide us this notification after our notice to you of the charge increase and before your Contract Anniversary.
• Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.
• We will only honor notifications from the Owner or joint Owner and not through your broker.
•If you decline the fee increase we will suspend automatic Benefit Amount increases. You can re-start automatic Benefit Amount increases within 30 days of your Contract Anniversary if you accept the rider fee currently in effect.
•If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.
Does the Benefit Amount change under this rider?
Yes. The initial Benefit Amount equals your initial Premium Payment. Thereafter, the Benefit Amount will be adjusted as a result of any of the following three actions.
1 Automatic Benefit Amount increases. We may increase the Benefit Amount on each Contract Anniversary depending on the investment performance of your Contract. To compute this percentage, we will divide your Contract Value by the Maximum Contract Value (see "Glossary") and then reduce by 1. See Example 2 under Lifetime Income Builder in Appendix I. In no event will the resulting increase amount be less than 0% or greater than 10%. Automatic Benefit
APP B-1

Amount increases will not take place if the investment performance of your Sub-Accounts is neutral or negative. Automatic Benefit Amount increases will continue until the earlier of the Contract Anniversary immediately following the older Owner’s or Annuitant’s 75th birthday or the Annuity Commencement Date.
2 Subsequent Premium Payments. When subsequent Premium Payments are received, the Benefit Amount will be increased by the dollar amount of the subsequent Premium Payment. However, if Surrenders (including the "withdrawals" discussed above in "Withdrawal Benefit" ) have been taken your new Benefit Payment may not be greater than your Benefit Amount prior to the Surrender.
3 Surrenders. If Surrenders (including the "withdrawals" discussed above in "Withdrawal Benefit") have been taken, the Benefit Amount will be equal to the amount determined in either (A), (B) or (C) as follows:
A.If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.
B.If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income program to satisfy RMDs, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.
C.If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment and the RMD exception in (B) does not apply, the Benefit Amount is re-calculated to the greater of zero or the lesser of (i) or (ii) as follows:
(i)the Contract Value immediately following the Surrender; or
(ii)the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.
Other Considerations:
• The Benefit Amount may also change due to a change in ownership. See "What happens if you change ownership?" below.
• Your Benefit Amount cannot be less than zero or more than $5 million. Any sums exceeding $5 million will not be included for any benefits under this rider.
• Since the Benefit Amount is a central source for both benefits under this rider, taking Surrenders (including "withdrawals" discussed above in "Withdrawal Benefit" ) will lessen or eliminate the GMDB. Refer to the Examples included in Appendix I for a more complete description of these effects.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. The following section describes both Benefit Payments and Lifetime Benefit Payments which together comprise the Withdrawal Benefit.
•Benefit Payments
Under this option, Surrenders may be taken immediately as a Benefit Payment that is initially set equal to 5% annually of the initial Benefit Amount. The Benefit Payment is the amount guaranteed for withdrawal each Contract Year until the Benefit Amount is reduced to zero (even if the Contract Value is first reduced to zero). We support this guaranteed payment through our General Account which is subject to our claims paying ability and other liabilities as a company.
The Benefit Payment can be taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable CDSC.
Whenever a Surrender is taken during any Contract Year, the Benefit Payment will be adjusted to equal the amount in either (A), (B) or (C) as follows:
A.If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Payment until the next Contract Anniversary is equal to the lesser of the Benefit Payment immediately prior to the Surrender or the Benefit Amount immediately after the Surrender.
B.If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of (A) will apply.
C.If total Surrenders since the most recent Contract Anniversary are more than the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Payment will be re-calculated to equal the Benefit Amount immediately following the Surrender multiplied by 5%.
If you choose an amount less than the Benefit Payment in any Contract Year, the remaining annual Benefit Payment cannot be carried forward to the next Contract Year. You may elect to take Benefit Payments at any time provided that the Benefit Amount is greater than zero.
If you make a subsequent Premium Payment, the Benefit Payment will be re-calculated to equal 5% of the Benefit Amount immediately after the subsequent Premium Payment is made. If withdrawals have already commenced, we recommend that
APP B-2

you contact our Annuity Contact Center before making any subsequent Premium Payments as their effects on Benefit Payments and Lifetime Benefit Payments can have unintended consequences. See Example 10 under Lifetime Income Builder in Appendix I for more information
If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary, we will automatically re-calculate the Benefit Payment to the greater of the Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%. If you are enrolled in our Automatic Income Program you must request in writing to increase the amount being withdrawn.
If Surrenders are less than or equal to the Benefit Payment but result in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules if the Benefit Amount is greater than zero. However, if the Benefit Amount is zero and the Contract Value remaining after any Surrender is also less than our minimum amount rules then in effect, we may terminate the Contract and pay you the Surrender Value.
If you are enrolled in an AIP it is important for you to take into account the Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Benefit Payment changes we do not automatically adjust payments under the AIP nor do we prompt you to do so.
•Lifetime Benefit Payments
Under this option, Surrenders may be taken as Lifetime Benefit Payments that are initially equal to 5% annually of the Benefit Amount on the Contract Anniversary immediately following the older Owner’s 60th birthday or 5% of the initial Benefit Amount if the older Owner is 60 or older at the rider’s effective date The Lifetime Benefit Payment is the amount guaranteed to be available for withdrawal each Contract Year until the first death of any Owner (even if the Contract Value is reduced to zero). We support this payment through our General Account which is subject to our claims paying ability and other liabilities as a company.
The Lifetime Benefit Payment can be taken on any payment schedule that you request.
Lifetime Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Lifetime Benefit Payment reduces the amount you may Surrender under your AWA. Surrenders in excess of your Lifetime Benefit Payment include any applicable CDSC.
Whenever a Surrender is taken after the Contract Anniversary immediately following the older Owner’s 60th Birthday, the Lifetime Benefit Payment will be equal to the amount determined in either (A), (B) or (C) as follows:
A.If total Surrenders since the most recent Contract Anniversary are equal to or less than the Lifetime Benefit Payment, the Lifetime Benefit Payment is equal to the Lifetime Benefit Payment immediately prior to the Surrender.
B. If total Surrenders since the most recent Contract Anniversary exceed the Lifetime Benefit Payment as a result of enrollment in our AIP to satisfy RMDs, the provisions of (A) will apply.
C. If total Surrenders since the most recent Contract Anniversary are more than the Lifetime Benefit Payment and the RMD exception in (B) does not apply, the Lifetime Benefit Payments will be re-calculated to equal the Benefit Amount immediately following the partial Surrender multiplied by 5%.
If you choose an amount less than the Lifetime Benefit Payment in any Contract Year, the remaining annual Lifetime Benefit Payment cannot be carried forward to the next Contract Year.
Lifetime Benefit Payments will be available until the first death of any Owner. If the Contract Value is reduced to zero, Lifetime Benefit Payments will automatically continue under this Fixed Lifetime and Period Certain Annuity Payout.
If you make a subsequent Premium Payment after the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment will be re-calculated to equal 5% of the Benefit Amount after the subsequent Premium Payment is made.
If Surrenders are not taken prior to the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment will equal the Benefit Payment. If Surrenders are taken prior to the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment may be less than the Benefit Payment. The greater of the Benefit Payment or Lifetime Benefit Payment can be taken.
If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary after the older Owner’s 60th birthday, we will automatically re-calculate the Lifetime Benefit Payment to equal the greater of the Lifetime Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%.
If a Surrender is less than or equal to the Lifetime Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules. However, if the Contract Value remaining after any Surrender is less than our minimum amount rules then in effect and the Benefit Amount and your Lifetime Benefit Payments have been reduced to zero, we may terminate the Contract and pay the Surrender Value.
APP B-3

If you are enrolled in an AIP it is important for you to take into account the Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Benefit Payment changes we do not automatically adjust payments under the AIP nor do we prompt you to do so.
Is this rider designed to pay you Death Benefits?
Yes. This rider includes a GMDB that replaces the standard Death Benefit. The GMDB is equal to the greater of the Benefit Amount or the Contract Value on the date due proof of death is received by us.
The Death Benefit is payable at the first death of an Owner or Annuitant.
Does this rider replace standard Death Benefits?
Yes. This rider replaces the standard Death Benefit.
Can you revoke this rider?
No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
What effect do Full Surrenders have on your benefits under this rider?
You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value at the time you request a Surrender with any applicable charges deducted and not the Benefit Amount, Lifetime Benefit Payment or the Benefit Payment amount you would have received under this rider.
If you still have a Benefit Amount or Lifetime Benefit Payment Amount after you Surrender all of your Contract Value (following the provisions or the rider) or your Contract Value is reduced to zero, we will issue a payout annuity. If the Owner is a natural person we will treat the Owners(s) as the Annuitant for purposes of this annuity. If there is more than one Annuitant, the annuity will be on a first-to-die basis (joint and 0% survivor annuity). You may elect to have the Benefit Amount or Lifetime Benefit Payment paid to you under either the Fixed Period Certain Annuity Payout or the Fixed Lifetime and Period Certain Annuity Payout Option. The election is irrevocable.
Under certain circumstances we had permitted certain Contract Owners to reinstate their Contracts (and certain riders) when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to us. Effective October 4, 2013, we will no longer allow Contract Owners to reinstate their Contracts (or riders) when a Contract Owner requests a Surrender (either full or Partial), except as noted in the section “Are there restrictions on how you must invest?”
If your Benefit Payment or your Lifetime Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable CDSC for withdrawals up to that Benefit Payment amount.
What happens if you change ownership?
Any ownership change made prior to the first anniversary of the rider effective date will have no impact on the Benefit Amount, but the Lifetime Benefit Payment may change as long as the new Owner(s) and Annuitant are less than age 76 at the time of the change. The Lifetime Benefit Payment may change based on the age of the new owner.
If the older Owner is age 75 or younger at the time of an ownership change that follows the first Contract Anniversary a re-calculation in the benefits will automatically result in either (A) or (B):
(A)If this rider is not currently available for sale, we will continue the existing rider for the GMDB only and the Withdrawal Benefit will terminate. This rider charge will then discontinue.
(B)If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at your current charge. The Benefit Amount will be re-calculated to the lesser of the Contract Value or the Benefit Amount on the date of the change. The Benefit Payment and Lifetime Benefit Payment will be re-calculated on the date of the change.
If the older Owner is age 76 or older at the time of an ownership change, this rider will continue with respect to the GMDB only and the Withdrawal Benefit will terminate. The GMDB will be modified to equal Contract Value only and the Rider charge will discontinue.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the Beneficiary is the deceased Owner’s Spouse at the time of death, the Spouse may continue the Contract and we will adjust the Contract Value to the amount we would have paid as a Death Benefit payment (the greater of the Contract Value and the Benefit Amount). If the Spouse elects to continue the Contract and is less than age 76 at the time of the continuation, then either (A) or (B) will automatically apply:
(A)If this rider is not currently available for sale, we will continue the existing Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate and the rider charge will discontinue.
APP B-4

(B)If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount and Maximum Contract Value will be re-calculated to the Contract Value on the continuation date. The Benefit Payments and Lifetime Benefit Payments will be re-calculated on the continuation date.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
If the Spouse elects to continue the Contract and is age 76 or greater at the time of the continuation, this rider will continue with respect to the GMDB only and the Withdrawal Benefits will terminate. The GMDB will be modified to equal Contract Value only and the rider charge will discontinue. Spousal Contract continuation will only apply one time for each Contract.
What happens if you annuitize your Contract?
If you annuitize your Contract, you may choose any of those Annuity Payout Options offered in the Contract. The amount used for calculating Annuity Payout Options will be the Contract Value. In other words, you will forfeit any difference between your Contract Value and Benefit Amount by voluntarily annuitizing before the maximum Annuity Commencement Date.
If the annuity reaches the maximum Annuity Commencement Date the Contract will automatically be annuitized unless we and the Owner(s) agree to extend the Annuity Commencement Date, which approval may be withheld or delayed for any reason. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under Lifetime Income Builder rules applicable when the Contract Value equals zero.
•Fixed Period Certain Payout Option
If your Contract Value goes to zero, you are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined by dividing the Benefit Amount by the Benefit Payment. The total amount payable under this Annuity Payout Option will equal the Benefit Amount. This annualized amount will be paid over the determined number of years. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. The amount payable in the final year of payments may be less than the prior year’s annual amount payable so that the total amount of the payouts will be equal to the Benefit Amount. If, at the death of the any Annuitant, payments have been made for less than the stated number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner’s last instructions on record.
These options may not be available if your Contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, these options will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time these options become effective. Such life expectancy will be computed under the mortality table then in use by Us.
•Fixed Lifetime and Period Certain Payout Option
If your Contract Value goes to zero and the Owner(s) are alive and age 60 or older, you are entitled to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years. The minimum number of years that payments will be made is determined on the Annuity Calculation Date by dividing the Benefit Amount by the Lifetime Benefit Payment. The total minimum amount payable under this option will equal the Benefit Amount. This Lifetime Benefit Payment amount will be paid over the greater of the minimum number of years, or until the death of any Annuitant. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the minimum number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner’s last instructions on record.
These options may not be available if your Contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, these options will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time these options become effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal benefit of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D, on and after October 4, 2013 the living benefit feature of the rider will be revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law, we may modify, add, delete, or substitute, the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while either rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more
APP B-5

information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment requirement or restriction will result in revocation of the rider. If the rider is revoked by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the rider will not terminate any concurrent guaranteed minimum death benefit rider.
If the rider is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
Are there restrictions on the amount of subsequent Premium Payments?
No.
Can we aggregate contracts?
For purposes of determining the Benefit Amount under this rider, we reserve the right to treat one or more Contracts issued by us to you with any optional Withdrawal Benefit rider in the same calendar year as one Contract. Accordingly, if we elect to aggregate Contracts, we will change the period over which we measure withdrawals against the Benefit Payment.
Other information
For examples of how this rider works, see Lifetime Income Builder in Appendix I.
This rider may not be appropriate for all investors. Several factors, among others, should be considered:
•The benefits under this rider cannot be directly or indirectly assigned, pledged, collateralized or securitized in any way. Any such actions will invalidate this rider.
•Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use. For instance, if you deplete your Benefit Amount through Surrenders, whether voluntarily or as a result of RMDs, you will reduce your Death Benefit. If your Contract Value is zero as of the date of due proof of death, there will be no Death Benefit. This may be of special concern to seniors.
•Inasmuch as Withdrawal Benefits may reduce or eliminate the GMDB, electing this rider as part of an investment program involving a qualified plan may not make sense unless, for instance, other features of this Contract such as Withdrawal Benefits and access to Funds, outweigh the absence of additional tax advantages from a variable annuity.
•Annuitizing your Contract, whether voluntarily or not, will impact these benefits. First, annuitization shall eliminate the Guaranteed Minimum Death Benefit. Second, annuitization will terminate any Withdrawal Benefits which will be converted into annuity payments according to the annuitization option chosen. Accordingly, Lifetime Benefit Payments could be replaced by another “lifetime” payout option and will not be subject to automatic Benefit Amount increases.
•Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.
•Purchasing this rider is a one-time only event and cannot be undone later. If you elect this rider you will not be able to elect standard Death Benefits or optional riders other than MAV Plus.
• Any additional Premium Payments made to your Contract after withdrawals have begun will cause the Benefit Amount to be recalculated. If an additional Premium Payment is made, the Benefit Amount will be recalculated to equal the remaining Benefit Amount plus the additional Premium Payment, which could be more or less than the original Benefit Amount and could change the amount of your Benefit Payments or Lifetime Benefit Payments, as the case may be.
•Spouses who are not a joint Owner or Beneficiary may find continuation of this rider to be unavailable or unattractive after the death of the Owner-Spouse. Continuation of the options available in this rider is dependent upon its availability at the time of death of the first Owner-Spouse and will be subject to then prevailing charges.
•Certain ownership changes may result in a reduction of benefits.
•Annuitizing your Contract instead of receiving Benefit Payments or Lifetime Benefit Payments will forfeit any increases in your Benefit Amount over your Contract Value. Voluntary or involuntary annuitization will terminate Lifetime Benefit
APP B-6

Payments. Annuity Payout Options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.
• Finally, we may increase the charge for this rider on or after the fifth Contract Anniversary or five years since your last increase notification, whichever is later. If you decline any charge increase, you will no longer receive automatic Benefit Amount increases unless you provide us with notification of your acceptance of an increase within the 30 days preceding a subsequent Contract Anniversary.
•There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.
•We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.
APP B-7

Appendix C — Lifetime Income Builder Selects and Lifetime Income Builder Portfolios
The Annuity Commencement Date Deferral Option is not available if you have elected either of these riders.
Objective
The objective of these two different riders is to (i) protect your investment from poor market performance; (ii) provide longevity protection through Lifetime Benefit Payments; and (iii) provide Death Benefit protection.
How do the riders help achieve this goal?
•Lifetime Withdrawal Feature. Provided you follow the rules below, the riders provide a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s Lifetime Income Eligibility Date until the first death of any Covered Life (“Single Life Option”) or until the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the rider chosen:

Lifetime Income	=	Payment Base or Contract Value, whichever is higher	x	Withdrawal Percentage
Builder Selects
- or -
Lifetime Income	=	Payment Base	x	Withdrawal Percentage
Builder Portfolios
• Guaranteed Minimum Death Benefit ("GMDB"). The GMDB provides a Death Benefit equal to the greater of Premium Payments (adjusted for partial Surrenders) or Contract Value as of the date due proof of death is received by us for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the GMDB. This GMDB replaces the standard Death Benefits provided under this Contract.
When can you buy the riders?
The riders are closed to new investors (including existing Owners).
When you buy either rider, you must provide us with the names and date of birth of the Owner, any joint Owner, Annuitant and Beneficiary. We then determine who the “Relevant Covered Life” and other “Covered Lives” will be when establishing the Withdrawal Percentage.
•A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner, and (c) impose other designation restrictions from time to time.
•For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner, and his or her Spouse is the joint Owner or Beneficiary.
• The Relevant Covered Life will be one factor used to establish your Withdrawal Percentage. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life. When the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing either rider is 80. These age restrictions also apply to the Beneficiary when the Joint/Spousal Option is chosen.
Does electing either rider forfeit your ability to buy other riders?
Yes. If you elected either rider, you could not elect any rider other than MAV Plus (MAV only in applicable states). You may not elect the Annuity Commencement Date Deferral Option if you elected either of these riders.
How is the charge for either rider calculated?
The fee for the riders is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary (i) after your Anniversary Value and Payment Base have been computed and (ii) prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for the riders will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.
We reserve the right to increase the charge for either or both riders (and any option) up to the maximum fees described in the Fee Table at any time 12 months after either rider’s effective date.
Fee increases will not apply if (a) the age of the Relevant Covered Life is 81 or older; (b) you notify us of your election to permanently waive automatic Payment Base increases as described below; or (c) we convert your benefits based on our Minimum Amount rules defined in your Contract. This fee may not be the same as the fee that we charge new purchasers.
APP C-1

Subject to the foregoing limitation, we also reserve the right to charge a different fee for either rider (or options) to any new Contract Owners due to a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.
You will receive advance notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:
• Notifying us in writing, verbally or electronically, if available. You must provide us this notification after our notice to you of the charge increase and before your Contract Anniversary.
• Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.
• We will only honor notifications from the Owner or joint Owner and not through your broker.
•Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.
•If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.
•If you decline the fee increase, and defer withdrawals for at least five years, the Withdrawal Percentage will continue to be reset when a new age band is reached according to the rider’s rules.
Does the Payment Base change under either rider?
Yes, your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored-exchange program. Your Payment Base will fluctuate based on:
•automatic Payment Base increases; and
•subsequent Premium Payments; and
•partial Surrenders (including partial Surrenders taken prior to the Lifetime Income Eligibility Date or if the amount of the partial Surrender exceeds either your Threshold or Lifetime Benefit Payment amount).
•Automatic Payment Base Increase: Your automatic annual Payment Base increase varies depending on whether you choose either of these riders. The following table describes how these options operate:

	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
New Payment Base	[(current Anniversary Value (prior to the rider charge being taken) divided by your prior Payment Base)] multiplied by your prior Payment Base	The higher of current Anniversary Value (prior to the rider charge being taken) or Payment Base
Annual Payment Base increase limits	0% - 10%	Unlimited
We will determine if you are eligible for annual automatic Payment Base increases on each Contract Anniversary. Automatic Payment Base increases will cease upon the earliest of:
•your Annuity Commencement Date;
•the Contract Anniversary immediately following the Relevant Covered Life’s attained age of 90; or
•You waive your right to receive automatic Payment Base increases.
Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under either rider. See Examples 16 and 17 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix I.
•Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis. See Examples 10 and 11 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix I.
• Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior to the Lifetime Income Eligibility Date, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable limits as discussed below:
A.If cumulative partial Surrenders taken during any Contract Year and prior to the Lifetime Income Eligibility Date, are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.
APP C-2

B.If cumulative partial Surrenders taken after the Lifetime Income Eligibility Date are equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will not reduce the Payment Base.
C.For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.
See Examples 3-9 and 12-15 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix I.
• Covered Life changes may also trigger a recalculation of your Payment Base, Lifetime Benefit Payment, GMDB and rider fees. See “What happens if you change ownership?” below.
• Option Conversion. We reserve the right to offer a one-time only conversion from Lifetime Income Builder Selects to Lifetime Income Builder Portfolios, or vice versa, on or after the first Contract Anniversary after the rider has been in effect and prior to the Relevant Covered Life’s reaching attained age 81. Your then current Payment Base will be your new Payment Base for the purposes of the converted rider. This conversion will go into effect on the next following Contract Anniversary. A conversion notice must be received by us in good order between 30 days prior to and 15 days after, a Contract Anniversary. This privilege may be withdrawn at our sole discretion at any time without prior notice. The rider fee and any associated restrictions will be based on the rider then in effect. You may rescind your election within 15 days after making your election. Upon rescission, however, your Payment Base will be reset at the lower of the then applicable Payment Base or the Contract Value at the time of rescission. Rescission of a conversion option may therefore result in a permanent reduction of benefits. Once rescinded, this privilege will be terminated.
•Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Is either rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, withdrawals taken prior to the Lifetime Income Eligibility Date are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish Lifetime Benefit Payments and GMDB.
As shown in the following table, the Withdrawal Percentage for all partial Surrenders taken before the Lifetime Income Eligibility Date will be 5% (Single Life Option) or 4.5% (Joint/Spousal Option). In contrast, the Withdrawal Percentage for partial Surrenders taken after the Lifetime Income Eligibility Date will be based on the chronological age of the Relevant Covered Life at the time of the first withdrawal as shown below:

	Withdrawal Percentage
Relevant Covered Life Attained Age	Single Life Option	Joint/Spousal Option
<59½ - 64	5.0%	4.5%
65 - 69	5.5%	5.0%
70 - 74	6.0%	5.5%
75 - 79	6.5%	6.0%
80 - 84	7.0%	6.5%
85 - 90	7.5%	7.0%
90+	8.0%	7.5%
Except as provided below, the Withdrawal Percentage will be based on the chronological age of the Relevant Covered Life at the time of the first Surrender.
1.If a partial Surrender HAS NOT been taken, your new Withdrawal Percentage will be effective on the next birthday that brought the Relevant Covered Life into a new Withdrawal Percentage age band; or
2.If you have deferred taking partial Surrenders for five years from the date you purchased this rider, your new Withdrawal Percentage will be effective on the next birthday that brings the Relevant covered Life into a new Withdrawal Percentage age band. Your new Withdrawal Percentage will thereafter continue to change based on the age of the Relevant Covered Life as shown on the table above regardless of whether partial Surrenders are taken after such five year period or;
3. If the requirements in 1 or 2, above have not been met, your new Withdrawal Percentage will be effective as of the Contract Anniversary when the next automatic Payment Base increase occurs due to market performance after the birthday that brings the Relevant Covered Life into a new Withdrawal Percentage age band.
APP C-3

If you meet the deferral requirements above, you will not forfeit your right to automatic Withdrawal Percentage increases even if you decline future fee increases.
For more information, please refer to Example 24 in Lifetime Income Builder Selects and Lifetime Income Builder Portfolios Examples in Appendix I.
Is either rider designed to pay you Death Benefits?
Yes. The GMDB guarantees that we will pay a Death Benefit equal to the greater of (i) Premium Payments adjusted for partial Surrenders or (ii) Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of either rider will result in the rescission of the GMDB and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. If the Lifetime Withdrawal Feature is revoked, we will reduce the GMDB for any partial Surrender after the date the Lifetime Withdrawal Feature was revoked, in proportion to the reduction in Contract Value due to such partial Surrender, and you will no longer be subject to the rider's Investment Restrictions (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)). For Joint/Spousal election of either rider, no Death Benefit will be available when a Relevant Covered Life is the Beneficiary and the Beneficiary dies.
Partial Surrenders will affect the GMDB as follows:
A. If cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.
B. If cumulative partial Surrenders after the Lifetime Income Eligibility Date are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis.
C. For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.
Please refer to the section labeled “Can your Spouse continue your Lifetime Withdrawal Feature” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
Does either rider replace the standard Death Benefit?
Yes, it permanently replaces the standard Death Benefit. The GMDB will be reset to equal Contract Value when there is a Covered Life change that exceeds the permissible age limitation under either rider. This may also occur for the Single Life Option when the spouse elects Spousal Contract continuation and the new Covered Life exceeds the age limit.
Can you revoke this rider?
Yes. You may elect to revoke the Lifetime Withdrawal Feature at any time subject to state availability and only the GMDB shall continue to apply. You may not revoke the GMDB, although the GMDB will be reduced and/or eliminated due to partial withdrawals. We may revoke the Lifetime Withdrawal Feature under the Covered Life change, Spousal Contract continuation and Investment Restrictions provisions (if applicable to your contract (see the “State Variations” provision in the “Miscellaneous” section )). Additionally, we may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The GMDB will then be equal to the Contract Value.
If the Lifetime Withdrawal Feature is revoked:
•It cannot be re-elected;
•You will not receive any Lifetime Withdrawal Payments;
• We will continue the GMDB only. We will reduce the GMDB for any partial Surrender after the date the Lifetime Withdrawal Feature was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;
•You will no longer be subject to this rider’s Investment Restrictions; and
•You become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
Effect on rider charge. On the date the Lifetime Withdrawal Feature is revoked, a prorated share of the rider charge will be assessed. After that, the rider charge will no longer be assessed. If you elected the Single Life Option, and the Lifetime Withdrawal Feature is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
A Company-sponsored exchange of this rider will not be considered a revocation or termination of this rider.
APP C-4

The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Feature include:

• whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Feature payments (the benefit may not be reinstated after it is revoked);
• whether you wish to cease paying the fees associated with the Lifetime Withdrawal Feature (keep in mind that you have been paying fees for the Lifetime Withdrawal Feature since the effective date of the rider);
• whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Feature (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)); and
• whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the GMDB.
You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Feature.
Please see “Can your Spouse continue your Lifetime Withdrawal Feature?” and “Are there restrictions on how you must invest?” for more information.
What effect does partial or full Surrenders have on your benefits under this rider?
Please refer to “Does the Payment Base change under either rider?” for the effect of partial Surrenders on your Payment Base, GMDB and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under either rider.
Prior to the Annuity Commencement Date, (i) if on any Contract Anniversary your Contract Value, due to investment performance, is reduced below an amount equal to the greater of the Contract minimum amount stated under your Contract or one of your Lifetime Benefit Payments, or (ii) if on any Valuation Day, as a result of a Partial Surrender, your Contract Value is reduced below an amount equal to the greater of the Contract minimum amount stated under your Contract or one of your Lifetime Benefit Payments, then the following will occur:
1.    You must transfer your remaining Contract Value to an asset allocation model, investment program, Sub-Account(s), fund of funds Sub-Account(s), or other investment vehicle approved by us for purposes of the minimum amount rule.
a.One of the approved investment vehicles, as described above, must be elected within 10 days from the date the minimum amount was reached.
b.If we do not receive your election within the above stated time frame, you will be deemed to have irrevocably authorized us to move your remaining Contract Value into the Money Market Sub-account.
c.If you choose not to participate in one of the approved investment vehicles, then we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed and the Contract will be fully terminated.
2.    Once the Contract Value is transferred to an approved investment vehicle, the following rules will apply:
a.You will receive your Lifetime Benefit Payment, which will be equal to your Lifetime Benefit Payment at the time your Contract Value reduces below the rider minimum amount rules at the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually.
b.Ongoing Lifetime Benefit Payments will no longer reduce your Contract Value.
c. Ongoing Lifetime Benefit Payments will continue to reduce the remaining GMDB on your Contract. At the death of any Owner, Joint Owner or Annuitant, the greater of the Contract Value or the GMDB will be paid out as a lump sum settlement unless Spousal Contract continuation is available and elected.
d.We will no longer accept subsequent Premium Payments.
e.We will waive the Annual Maintenance Fee and Rider Charge on your Contract.
f.Automatic Increases on Contract anniversary will no longer apply.
g. If any amount greater than a Lifetime Benefit Payment is requested within a Contract Year, we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed, the Contract will be terminated and the GMDB will be lost.
See Examples 21 and 22 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix I.
What happens if you change ownership?
Inasmuch as this rider is affected by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Within the first six months from the Contract Issue Date. Any Covered Life change will have no impact on the Payment Base or GMDB as long as each succeeding Covered Life is less than the maximum age limitation of the applicable rider at the
APP C-5

time of the change. The Withdrawal Percentage and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.
After the first six months from the Contract Issue Date. If you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse legally divorce, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and GMDB will remain the same. We will then recalculate your Withdrawal Percentage based on the age of the younger Covered Life as of the date of the change. The charge for this rider will remain the same.
Alternatively, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and GMDB will remain the same. We will then recalculate your Withdrawal Percentage based on the age of the remaining Covered Life as of the date of the change. The charge for this rider will remain the same.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:
A. If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Lifetime Withdrawal Feature of either rider and continue the GMDB only. The GMDB will be recalculated to be the lesser of the Contract Value or the GMDB effective on the date of the change. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
B. If the older Covered Life after the change exceeds the maximum age limitation of either rider at the time of the change, or we no longer offer either rider, then the rider will terminate. The GMDB will then be equal to the Contract Value.
If you elected the Single Life Option and any Covered Life changes after the first six months from Contract Issue date, then:
A. If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The GMDB will then be equal to the Contract Value; or
B. If we no longer offer such rider, we will continue the GMDB after resetting this benefit to the lower of the then applicable GMDB or Contract Value on the effective date of the Covered Life change; whereupon the Lifetime Withdrawal Feature will be revoked. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.
Single Life Option Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
APP C-6

Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Lifetime Withdrawal Feature?
•Single Life Option:
If a Covered Life dies and the sole Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and such rider, we will continue the rider with respect to all Lifetime Withdrawal Features at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the GMDB, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Payment Base and the GMDB will be set equal to the Contract Value, the Withdrawal Percentage will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the GMDB will be equal to the Contract Value.
If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Feature and the rider charge will no longer be assessed.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
•Joint/Spousal Option:
Either rider is designed to facilitate the continuation of your rights under the rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the GMDB, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:
•The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;
• The GMDB will be equal to the Contract Value on the Spousal Contract continuation date;
•The Withdrawal Percentage will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date; and
•The Lifetime Benefit Payment will be recalculated.
The remaining Covered Life cannot name a new owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. Either rider will terminate upon the death of the remaining Covered Life.
See Examples 18 and 19 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix I.
APP C-7

What happens if you annuitize your Contract?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Life Annuity Payout Option. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.
Annuity Payout Options under this rider:
•Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB under this rider.
If the older Annuitant is younger than age 59½, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant and joint Annuitant are alive and the older Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the GMDB divided by your Lifetime Benefit Payment on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to your Lifetime Benefit Payment on the Annuity Commencement Date. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
•Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB.
If the younger Annuitant is alive and younger than age 59½, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.
The period certain over which payments will be made is equal to the GMDB divided by your Lifetime Benefit Payment on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to your Lifetime Benefit Payment on the Annuity Commencement Date. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes, as described below:
Lifetime Income Builder Selects
Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments must be invested in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal benefit of the rider. Your allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D on and after October 4, 2013 the
APP C-8

withdrawal benefit of your rider will be revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by applicable law we may modify, add, delete, or substitute (to the extent permit by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
Lifetime Income Builder Portfolios
Your Contract Value must be invested in one or more Programs and in an approved model portfolio, Funds or other investment vehicles established from time to time. Permissible portfolios, Funds, Programs or other investment vehicles are described in Appendix F. Not all model portfolios or Programs are available through all Financial Intermediaries.
To the extent permitted by applicable law, we may, in our sole discretion, add, replace or alter Funds, Programs and model portfolios from time to time. You will be provided with advance notification of any investment restriction changes. Changes may be made on a prospective basis with respect to any additional Premium Payments received.
While you may switch from model portfolio to model portfolio, you cannot pick and choose Funds within any model portfolios nor may you specify which Funds should be redeemed to satisfy the Lifetime Withdrawal Feature. You may provide written investment instructions to invest Contract Value in a manner that violates these investment restrictions. Any such action will, however, result in the revocation of your withdrawal feature under either rider.
Investments within model portfolios will fluctuate in value and may be worth more or less than your original investment. We are not responsible for lost investment opportunities associated with the implementation of these investment restrictions. Please refer to each Fund’s investment objectives, policies and restrictions and the risks of investing in each Fund as described in this prospectus and the prospectus for each Fund.
If your Lifetime Withdrawal Feature is revoked due to failure to comply with the investment restrictions, you will have a one time opportunity to reinstate the Lifetime Withdrawal Feature on your rider. There is a thirty calendar day reinstatement period that will begin from the date your lifetime withdrawal feature is revoked. During the reinstatement period, if you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change, your opportunity to reinstate will be terminated.
Upon reinstatement of your Lifetime Withdrawal Feature under either rider, your Payment Base will be reset at the lower of the Payment Base prior to the revocation and Contract Value as of the date of the reinstatement. Your Withdrawal Percentage will be set equal to the Withdrawal Percentage prior to the Lifetime Withdrawal Feature revocation; unless, if within the reinstatement period you reach a new age band and no partial Surrenders have been taken, then the Withdrawal Percentage will be set equal to the appropriate percentage based on the attained age of the Relevant Covered Life. Your Lifetime Benefit Payment will be recalculated based on the Lifetime Withdrawal Feature values as of the date of the reinstatement. We will deduct a prorated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement.
APP C-9

Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. These restrictions are not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:
•The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.
•Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the then current maximum Lifetime Benefit Payment or Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.
•Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, the Death Benefit will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize, you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.
• If you had elected the conversion option from Lifetime Income Builder Selects to Lifetime Income Builder Portfolios, or vice versa, and subsequently rescinded that election, your Payment Base will be set to the lower of the Payment Base or the Contract Value on the date of the rescission and therefore your old Payment Base will not be restored. The Death Benefit will also be set to the lower of the GMDB and the Contract Value on the date of the rescission.
•Even though either rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of this rider.
•While there is no minimum age for electing either rider, withdrawals taken prior to the Lifetime Income Eligibility Date will reduce, or can even eliminate guaranteed Lifetime Benefit Payments. Payments taken prior to the Lifetime Income Eligibility Date are not guaranteed to last for a lifetime. Either rider may not be suitable if a Covered Life is under attained age 59½.
•The determination of the Relevant Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percentage used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.
• We may terminate either or both riders post-election based on your violation of benefit rules and may otherwise withdraw such rider (or any option) for new sales at any time. In the event that either rider (or any option) is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated and the GMDB will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.
•Unless otherwise provided, you may select either rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect either rider you will not be eligible to elect optional riders other than MAV or MAV Plus.
•When the Single Life Option is chosen, Spouses may find continuation of either rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in either optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.
APP C-10

•The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.
•Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.
• Annuity pay-out options available after the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.
• The fee for either rider may increase any time after 12 months from either rider’s effective date. There are no assurances as to the fee we will be charging at the time of each Payment Base increase. This is subject to the maximum fee disclosed in the Fee Table.
•Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.
• If you are enrolled in the Automatic Income Program ("AIP") it is important for you to take into account the Lifetime Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Lifetime Benefit Payment changes, we do not automatically adjust payments under the AIP nor do we prompt you to do so.
APP C-11

Appendix D - Optional Rider Investment Restrictions

(Percentage allocations apply to value in the Sub-Accounts)

A. Investment Restrictions For

•Lifetime Income Builder
•Lifetime Income Builder II
•Lifetime Income Builder Selects
•Lifetime Income Foundation

Applicable To The Following Product

•Leaders 3

(If applicable to your contract (see the "State Variations" provisions in the "Miscellaneous" section))

Occasionally, funds may be liquidated or merged into other funds due to actions taken by its fund company. As a result of these actions, the funds available in particular models may be impacted. We mail notifications of any such changes around the time they occur. If you are invested in a model, it is important to regularly review the current fund allocations of your model with your Investment professional to determine whether they meet your current and ongoing needs.

You must allocate your Sub-Account Value in accordance with the following investment restrictions on and after to October 4, 2013:
(1) SELF SELECT

Category 1: Fixed Income Rule: Minimum 40% of allocation Maximum of 100% of allocation*
Category 2: Acceptable Investment Options (Equity or Multi-Asset) Rule: Maximum 60% of allocation, maximum 20% in any one fund
Category 3: Limited Investment Options (Equity, Multi-Asset, or Bond) Rule: Maximum 20% of allocation, maximum of 10% in any one fund

Category 1: Fixed Income Rule: Minimum 40% of allocation Maximum of 100% of allocation*
American Funds The Bond Fund of America (formerly American Funds Bond Fund)
Invesco V.I. Government Securities Fund
Invesco V.I. Government Money Market Fund
MFS Total Return Bond Series
*    If you have 100% allocation to the Fixed Accumulation Feature (FAF) on and after October 4, 2013 you will comply with these investment restrictions for as long as your allocation remains at 100% to the FAF. Please remember that effective October 4, 2013, the FAF was closed to new allocations or Premium Payments (with limited state exclusions). Therefore, if you move any money out of the FAF and into the Sub-Accounts you will not be able to move it back into the FAF AND your Sub-Account allocations must comply with these investment restrictions in order to prevent the termination of your living benefit rider.”

Category 2: Acceptable Investment Options (Equity or Multi-Asset) Rule: Maximum 60% of allocation, maximum 20% in any one fund
American Funds Asset Allocation Fund
American Funds Washington Mutual Investors Fund (formerly American Funds Blue Chip Income and Growth Fund)
American Funds Capital World Growth and Income Fund (formerly American Funds Global Growth and Income Fund)
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
Franklin DynaTech VIP Fund (formerly Franklin Flex Cap Growth VIP Fund)
APP D-1

Franklin Income VIP Fund
Franklin Large Cap Growth VIP Fund
Franklin Mutual Global Discovery VIP Fund
Franklin Mutual Shares VIP Fund
Franklin Rising Dividends VIP Fund
Invesco V.I. American Value Fund
Invesco V.I. Core Equity Fund
Invesco V.I. International Growth Fund
Invesco V.I. American Franchise Fund
MFS Core Equity Portfolio
MFS Global Equity Series
MFS Growth Series
MFS Massachusetts Investors Growth Stock Portfolio
MFS Investors Trust Series
MFS Research International Series
MFS Research Series
MFS Total Return Series
MFS Value Series
Templeton Foreign VIP Fund

Category 3: Limited Investment Options (Equity, Multi-Asset, or Bond) Rule: Maximum 20% of allocation, maximum of 10% in any one fund
American Funds Capital World Bond Fund
American Funds Global Small Capitalization Fund
American Funds International Fund
American Funds New World Fund
Franklin Small Cap Value VIP Fund
Franklin Small-Mid Cap Growth VIP Fund
Franklin Strategic Income VIP Fund
Invesco V.I. Main Street Mid Cap Fund (formerly Invesco V.I. Mid Cap Core Fund)
Invesco V.I. Small Cap Equity Fund
MFS High Yield Portfolio
MFS Mid Cap Growth Series
MFS New Discovery Series
Templeton Developing Markets VIP Fund
Templeton Growth VIP Fund

(2) ASSET ALLOCATIONS MODELS

As of May 2, 2016, the following models are available:

Fund	2016 Series 129	2016 Series 130	2016 Series 215	2016 Series 315
American Funds Washington Mutual Investors Fund (formerly American Funds Blue Chip Income and Growth Fund)	5%	7%	8%	9%
American Funds The Bond Fund of America (formerly American Funds Bond Fund)	20%	15%	11%	9%
American Funds Capital World Bond Fund	10%	7%	6%	4%
American Funds Growth-Income Fund	3%	4%	5%	6%
American Funds International Fund	3%	4%	5%	6%
Franklin Large Cap Growth VIP Fund	5%	6%	7%	8%
Franklin Mutual Global Discovery VIP Fund	2%	3%	4%	5%
Franklin Small-Mid Cap Growth VIP Fund	2%	3%	3%	4%
Invesco V.I. Government Securities Fund	25%	19%	16%	11%
Invesco V.I. Small Cap Equity Fund	2%	3%	4%	5%
MFS High Yield Portfolio	15%	19%	17%	16%
APP D-2

MFS Investors Trust Series	3%	4%	5%	7%
Templeton Developing Markets VIP Fund	2%	3%	4%	4%
Templeton Foreign VIP Fund	3%	3%	5%	6%
Total	100%	100%	100%	100%

(3) INVESTMENT MODELS
Series 7006

MFS Total Return Bond Series	40%
Franklin Small-Mid Cap Growth VIP Fund	10%
Templeton Growth VIP Fund	10%
Franklin Mutual Shares VIP Fund	20%
Franklin Rising Dividends VIP Fund	20%
Total	100%
Series 7007

American Funds The Bond Fund of America (formerly American Funds Bond Fund)	40%
American Funds Global Small Capitalization Fund	10%
American Funds Growth Fund	20%
American Funds Growth-Income Fund	20%
American Funds International Fund	10%
Total	100%
Series 7008

MFS Total Return Bond Series	40%
Franklin Rising Dividends VIP Fund	20%
MFS Growth Series	20%
Templeton Foreign VIP Fund	10%
Invesco V.I. International Growth Fund	10%
Total	100%
APP D-3

B. Investment Restrictions For

•Lifetime Income Builder Portfolios

Applicable To The Following Products

•Classic Leaders 1
•Leaders 3
•Leaders Select 1
•Leaders / Chase 2
•Select Leaders 5
•Huntington Leaders 1
•Wells Fargo Leaders 2

(If applicable to your contract (see the "State Variations" provisions in the "Miscellaneous" section))

Occasionally, funds may be liquidated or merged into other funds due to actions taken by its fund company. As a result of these actions, the funds available in particular models may be impacted. We mail notifications of any such changes around the time they occur. If you are invested in a model, it is important to regularly review the current fund allocations of your model with your Investment professional to determine whether they meet your current and ongoing needs.

(1) INVESTMENT STRATEGY
Series 8009

Franklin Income VIP Fund	34%
Franklin Mutual Shares VIP Fund	33%
Templeton Growth VIP Fund	33%
Total	100%
Series 8011

American Funds The Bond Fund of America (formerly American Funds Bond Fund)	25%
American Funds Global Small Capitalization Fund	10%
American Funds Growth-Income Fund	25%
American Funds Growth Fund	25%
American Funds International Fund	15%
Total	100%

(2) PORTFOLIO PLANNER MODELS

As of May 2, 2016, the following models are available:

Fund	2016 Series 129	2016 Series 130	2016 Series 215	2016 Series 315	2016 Series 415
American Funds Washington Mutual Investors Fund (formerly American Funds Blue Chip Income and Growth Fund)	5%	7%	8%	9%	10%
American Funds The Bond Fund of America (formerly American Funds Bond Fund)	20%	15%	11%	9%	6%
American Funds Capital World Bond Fund	10%	7%	6%	4%	4%
American Funds Growth-Income Fund	3%	4%	5%	6%	7%
American Funds International Fund	3%	4%	5%	6%	7%
Franklin Large Cap Growth VIP Fund	5%	6%	7%	8%	9%
Franklin Mutual Global Discovery VIP Fund	2%	3%	4%	5%	6%
APP D-4

Franklin Small-Mid Cap Growth VIP Fund	2%	3%	3%	4%	5%
Invesco V.I. Government Securities Fund	25%	19%	16%	11%	8%
Invesco V.I. Small Cap Equity Fund	2%	3%	4%	5%	6%
MFS High Yield Portfolio	15%	19%	17%	16%	12%
MFS Investors Trust Series	3%	4%	5%	7%	8%
Templeton Developing Markets VIP Fund	2%	3%	4%	4%	5%
Templeton Foreign VIP Fund	3%	3%	5%	6%	7%
Total	100%	100%	100%	100%	100%

(3) INDIVIDUAL SUB-ACCOUNTS:
You may choose any combination of these funds as long as they equal 100% of your Sub-Account allocation. For example, you may allocate 100% of you Sub-Account allocation to ONE of these funds OR you may allocate among TWO, or ALL THREE of these funds as long as your Sub-Account allocation equals 100%.

Hartford Ultrashort Bond HLS Fund
Invesco V.I. Government Money Market Fund
MFS Total Return Series

APP D-5

Appendix E - Information Regarding Contract Series II and IIR
Overview
The following information amends and supplements the Prospectus only with respect to those Series no longer sold.
Synopsis
The following table describes some of the fees and expenses that you will pay periodically and on a daily basis (except as noted) during the time that you own the Contract, not including fees and expenses of the underlying Funds. Please refer to the Synopsis (Section 2) for more information regarding all other applicable fees and expenses.

Separate Account Annual Expenses (as a percentage of average daily Sub-Account Value)	Access	Core	Edge	Outlook	Plus
Mortality and Expense Risk Charge	1.50%	1.20%	0.80%	1.50%	1.50%
Administrative Charge	0.15%	0.15%	0.15%	0.20%	0.15%
Total Separate Account Annual Expenses	1.65%	1.35%	0.95%	1.70%	1.65%
This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities.
Let’s say, hypothetically, that your annual investment return is 5% and that your fees and expenses today were as high as possible.
The example illustrates the effect of fees and expenses that you could incur (other than taxes). Your actual fees and expenses may vary. For every $10,000 invested, here’s how much you would pay under each of the three scenarios posed:
(1)If you Surrender your variable annuity at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Core	$1,120	$2,081	$2,860	$4,819
Edge	$974	$1,801	$2,646	$4,804
Outlook	$1,152	$1,992	$2,559	$5,107
Plus	$1,239	$2,252	$3,173	$5,064
(1)If you annuitize at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Core	$294	$1,251	$2,212	$4,633
Edge	$789	$1,074	$1,917	$4,070
Outlook	$330	$1,354	$2,376	$4,924
Plus	$325	$1,339	$2,353	$4,881
(2)If you do not Surrender your variable annuity:

	1 year	3 years	5 years	10 years
Core	$477	$1,435	$2,397	$4,819
Edge	$974	$1,801	$2,646	$4,804
Outlook	$513	$1,537	$2,559	$5,107
Plus	$508	$1,522	$2,535	$5,064

Standard Death Benefits
These versions of the Contract include a standard Death Benefit that is based on the age of the Owner(s) and Annuitant. Standard Death Benefits are at no additional cost.
If all Owner(s) and Annuitant are less than age 76 on the Contract issuance date, you can choose either the Premium Protection or the Asset Protection Death Benefit. If you do not choose a death benefit, we will automatically issue the Asset Protection Death Benefit. If any Owner(s) or Annuitant is more than age 76 on the Contract issuance date, we will automatically issue the Asset Protection Death Benefit.
The Premium Protection Death Benefit
If applicable, your Death Benefit is the highest of:
APP E-1

•Contract Value; or
•Total Premium Payments adjusted for partial Surrenders.
If your Contract has the Premium Protection Death Benefit and you transfer ownership of your Contract to someone who was 76 years old or older at the time you purchased your Contract, the Premium Protection Death Benefit will no longer apply as of the date of transfer and the death benefit will be a return of your Contract Value. As used above, “Contract Value” refers to your Contract Value on the date we receive due proof of death.

The following are examples of how Premium Protection Death Benefit works:
Example 1
Assume that:
You made an initial Premium Payment of $100,000,
In your fourth Contract Year, you made a partial Surrender of $8,000,
Your Contract Value in the fourth year immediately before your Surrender was $109,273,
On the day we calculate the Death Benefit, your Contract Value was $117,403.
The adjustment to your total Premium Payments for partial Surrenders is on a dollar-for-dollar basis up to 10% of total Premium Payments. The partial Surrender of $8,000 is less than 10% of Premium Payments. Your adjusted total Premium Payments is $92,000.
Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $117,403.
Example 2
Assume that:
You made an initial Premium Payment of $100,000,
In your fourth Contract Year, you made a partial Surrender of $60,000,
Your Contract Value in the fourth year immediately before your Surrender was $150,000,
On the day we calculate the Death Benefit, your Contract Value was $120,000.

The adjustments to your Premium Payments for partial Surrenders is on a dollar-for-dollar basis up to 10% of total Premium Payments. 10% of the total Premium Payments is $10,000. Total Premium Payments adjusted for dollar-for-dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar-for- dollar adjustment to get $140,000. The proportional factor is 1 – (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857. Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $120,000.
The Asset Protection Death Benefit
If applicable, except as noted below, your Death Benefit is the highest of A, B or C, below:
A.Contract Value; or
B.Contract Value plus 25% of total Premium Payments adjusted for partial Surrenders (excluding Premium Payments we receive within 12 months of death); or
C.Contract Value plus 25% of Maximum Anniversary Value.
The Asset Protection Death Benefit cannot exceed the highest of:
•Contract Value;
•Total Premium Payments adjusted for partial Surrenders; or
•Maximum Anniversary Value.
All references to “Contract Value” refer to such value on the date we receive due proof of death.
APP E-2

The following are examples of how Asset Protection Death Benefit works:
Example 1
Assume that:
You made an initial Premium Payment of $100,000,
In your fourth Contract Year, you made a withdrawal of $8,000,
Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,
On the day we calculate the Death Benefit, your Contract Value was $117,403,
Your Maximum Anniversary Value was $11,403.
To calculate the Asset Protection Death Benefit, we calculate the following three values:
The Contract Value of your Contract on the day we calculate the Death Benefit [$117,403],
The Contract Value of your Contract, plus 25% of the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders. [$117,403 + 25% ($100,000 – $8,000) = $140,403],
The Contract Value of your Contract, plus 25% of Your Maximum Anniversary Value minus an adjustment for any partial Surrenders [$117,403 + 25% ($117,403 – $8,000) = $144,754], but it cannot exceed the greatest of:
The Contract Value of your Contract on the date we calculate the Death Benefit [$117,403],
Total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for partial Surrenders [$100,000 – $8,000 = $92,000]; or
Your Maximum Anniversary Value adjusted for any partial Surrenders [$117,403 – $8,000 = $109,403].
Because the Contract Value of your Contract [$117,403] is greater than your Maximum Anniversary Value adjusted for partial Surrenders [$109,403] and your adjusted total Premium Payments [$92,000], the amount of the Death Benefit would be your Contract Value or $117,403.
Example 2
Assume that:
You made an initial Premium Payment of $100,000,
In your fourth Contract Year, you made a partial Surrender of $60,000,
Your Contract Value in the fourth year immediately before your Surrender was $150,000,
On the day we calculate the Death Benefit, your Contract Value was $120,000,
Your Maximum Anniversary Value is $140,000.
To calculate the Asset Protection Death Benefit, we calculate the following three values:
The Contract Value of your Contract on the day we calculate the Death Benefit [$120,000],
The Contract Value of your Contract, plus 25% of the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders. [$120,000 + 25% of $57,857 = $134,464 (see below)],
The Contract Value of your Contract, plus 25% of Your Maximum Anniversary Value minus an adjustment for any partial Surrenders [$120,000 + 25% ($83,571) = $140,893 (see below)].
The Asset Protection Death Benefit is the greatest of these three values but it cannot exceed the greatest of:
The Contract Value of your Contract on the date we calculate the Death Benefit [$120,000],
Total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for partial Surrenders [$57,857 (see below)]; or
Your Maximum Anniversary Value adjusted for any partial Surrenders [$83,571 (see below)].
The adjustments to your Premium Payments and/or Maximum Anniversary Value for partial Surrenders is on a dollar-for-dollar basis up to 10% of total Premium Payments. 10% of the total Premium Payments is $10,000.
Total Premium Payments adjusted for dollar-for-dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar-for-dollar adjustment to get $140,000. The proportional factor is 1 – (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.

APP E-3

Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar-for-dollar basis up to 10% of Premium Payments is $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar-for-dollar adjustment to get $140,000. The proportional factor is 1 – (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.
Your Asset Protection Death Benefit is $120,000. This is because your Contract Value at death [$120,000] was the greatest of:
The Contract Value of your Contract on the date we calculate the Death Benefit [$120,000],
Total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for partial Surrenders [$57,857]; or
Your Maximum Anniversary Value minus an adjustment for any partial Surrenders [$83,571].

APP E-4

Appendix F - Model Investment Options

(Percentage allocations apply to value in the Sub-Accounts)

Applicable To The Following Products

•Leaders 2, 2R & 3
•Classic Leaders 1
•Leaders Select 5
•Huntington Leaders 1
•Wells Fargo Leaders 1, 1R & 2
•Leaders / Chase 1 & 2
•Leaders Select 1

Occasionally, funds may be liquidated or merged into other funds due to actions taken by its fund company. As a result of these actions, the funds available in particular models may be impacted. We mail notifications of any such changes around the time they occur. If you are invested in a model, it is important to regularly review the current fund allocations of your model with your Investment professional to determine whether they meet your current and ongoing needs.

As of May 2, 2016, the following models are available. If you elected one of the optional riders for your contract, please refer to “Appendix D - Optional Rider Investment Restrictions” to determine whether those restrictions may limit your ability to invest in these models.

Portfolio Planner Models

Fund	2016 Series 129	2016 Series 130	2016 Series 215	2016 Series 315	2016 Series 415
American Funds Washington Mutual Investors Fund (formerly American Funds Blue Chip Income and Growth Fund)	5%	7%	8%	9%	10%
American Funds The Bond Fund of America (formerly American Funds Bond Fund)	20%	15%	11%	9%	6%
American Funds Capital World Bond Fund	10%	7%	6%	4%	4%
American Funds Growth-Income Fund	3%	4%	5%	6%	7%
American Funds International Fund	3%	4%	5%	6%	7%
Franklin Large Cap Growth VIP Fund	5%	6%	7%	8%	9%
Franklin Mutual Global Discovery VIP Fund	2%	3%	4%	5%	6%
Franklin Small-Mid Cap Growth VIP Fund	2%	3%	3%	4%	5%
Invesco V.I. Government Securities Fund	25%	19%	16%	11%	8%
Invesco V.I. Small Cap Equity Fund	2%	3%	4%	5%	6%
MFS High Yield Portfolio	15%	19%	17%	16%	12%
MFS Investors Trust Series	3%	4%	5%	7%	8%
Templeton Developing Markets VIP Fund	2%	3%	4%	4%	5%
Templeton Foreign VIP Fund	3%	3%	5%	6%	7%
Total	100%	100%	100%	100%	100%

APP F-1

The Statement of Additional Information ("SAI") contains additional information about the Contract, us and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. The SAI is not your personal Variable Annuity Quarterly Statement.
You may obtain a copy of the SAI, free of charge, by:
1)    mailing: Talcott Resolution, P. O. Box, 14293, Lexington, KY 40512-4293
2)    calling: 1-800-862-6668
3)    emailing: asccontactus@talcottresolution.com
You may also obtain reports and other information about the Separate Account on the SEC's website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
APP F-2

Statement of Additional Information
Talcott Resolution Life Insurance Company
Separate Account Seven
Leaders Series II, IIR and III
Wells Fargo Leaders Series I, IR and II
Leaders / Chase Series I and II
Classic Leaders
Leaders Select
Huntington Leaders
Select Leaders Series V

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Talcott Resolution Life and Annuity Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293; call 1-800-862-6668 or email us at asccontactus@talcottresolution.com.
Date of Prospectus: May 3, 2021
Date of Statement of Additional Information: May 3, 2021

General Information
Safekeeping of Assets
We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Experts
The consolidated financial statements of Talcott Resolution Life Insurance Company and the financial statements of each of the individual Sub-accounts which comprise Talcott Resolution Life Insurance Company Separate Account Seven included in this Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing in the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Services
Cognizant Worldwide Limited
Cognizant Worldwide Limited (“Cognizant”) which has its principal office at 1 Kingdom Street, Paddington Central, London, United Kingdom W2 6BD, provides business processing outsourcing services and mail room services to us in connection with our administration of our annuity products. Cognizant is not affiliated with us, the Separate Account or any of our affiliates, including the Contract's principal underwriter, Talcott Distribution Services Company, Inc. We pay Cognizant for its services on a monthly basis for the hours worked and also for per usage fees for other charges. For the past three years, the dollar amount of fees paid to Cognizant has been: 2020: $1,462,378; 2019: $1,684369 and 2018: $718,207.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Talcott Resolution Distribution Company (“TDC”). TDC serves as Principal Underwriter for the securities issued with respect to the Separate Account. TDC is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. TDC is an affiliate of ours. Both TDC and Talcott Resolution are ultimately controlled by Henry Cornell, David I. Schamis, and Robert E. Diamond. The principal business address of TDC is the same as ours.
We currently pay TDC underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to TDC in its role as Principal Underwriter has been: 2020: $4,357,150; 2019: $4,765,961; and 2018: $6,335,312.
Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
Total Return for all Sub-Accounts
When a Sub-Account advertises its standardized total return, it will usually be calculated from the later of the date of the inception of the Sub-Account or Separate Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, we use a hypothetical initial premium payment of $1,000.00 and deduct for the Total Annual Fund Operating Expenses, any Sales Charge, Separate Account Annual Expenses without any optional charge deductions and the Annual Maintenance Fee.
The formula we use to calculate standardized total return is P(1+T)n = ERV. In this calculation, “P” represents a hypothetical initial premium payment of $1,000.00, “T” represents the average annual total return, “n” represents the number of years and “ERV” represents the redeemable value at the end of the period.
In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the later of the date of inception of the underlying fund or Separate Account for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that non-standardized total return includes the impact of a minimum 1% sales charge, if applicable, and the Annual Maintenance Fee is not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.
The formula we use to calculate yield is: YIELD = 2[(a – b/cd +1)6 – 1]. In this calculation, “a” represents the net investment income earned during the period by the underlying fund, “b” represents the expenses accrued for the period, “c” represents the average daily number of Accumulation Units outstanding during the period and “d” represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the “base period” without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. We then subtract an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or “BPR.” Once the base period return is calculated, we then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR × (365/7), where BPR = (A – B)/C. “A” is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. “B” is equal to the amount that we deduct for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. “C” represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation we use is:
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] – 1.
Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.
Performance Comparisons
Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract’s sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.
Financial Statements
The financial Statements of the Company and the Separate Account for the year ended December 31, 2020 follow the Accumulation Unit Values of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.

Accumulation Unit Values
The following information should be read in conjunction with the financial statements for the Separate Account included in this SAI.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The tables below show all possible Accumulation Unit Values corresponding to all combinations of optional benefits. Tables showing only the highest and lowest possible Accumulation Unit Values are shown in the prospectus, which assumes you select either no optional benefits or all optional benefits.

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
American Funds Insurance Series® Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.382	$24.565	$26.101	$22.762	$21.087	$21.078	$20.271	$16.611	$14.491	$14.500
Accumulation Unit Value at end of period	$32.599	$29.382	$24.565	$26.101	$22.762	$21.087	$21.078	$20.271	$16.611	$14.491
Number of Accumulation Units outstanding at end of period (in thousands)	651	707	775	945	1,092	1,319	1,795	2,137	2,817	3,385
With Principal First Preferred
Accumulation Unit Value at beginning of period	$26.066	$21.837	$23.249	$20.315	$18.857	$18.888	$18.201	$14.945	$13.063	$13.097
Accumulation Unit Value at end of period	$28.862	$26.066	$21.837	$23.249	$20.315	$18.857	$18.888	$18.201	$14.945	$13.063
Number of Accumulation Units outstanding at end of period (in thousands)	72	80	88	100	113	127	172	212	271	377
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$25.537	$21.415	$22.822	$19.962	$18.549	$18.597	$17.939	$14.744	$12.901	$12.947
Accumulation Unit Value at end of period	$28.248	$25.537	$21.415	$22.822	$19.962	$18.549	$18.597	$17.939	$14.744	$12.901
Number of Accumulation Units outstanding at end of period (in thousands)	353	406	450	522	577	637	724	953	1,180	1,527
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$25.918	$21.745	$23.186	$20.290	$18.863	$18.922	$18.261	$15.016	$13.145	$13.200
Accumulation Unit Value at end of period	$28.655	$25.918	$21.745	$23.186	$20.290	$18.863	$18.922	$18.261	$15.016	$13.145
Number of Accumulation Units outstanding at end of period (in thousands)	631	695	817	916	980	1,071	1,214	1,490	2,146	2,584
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.180	$21.158	$22.594	$19.801	$18.436	$18.521	$17.901	$14.743	$12.925	$12.998
Accumulation Unit Value at end of period	$27.798	$25.180	$21.158	$22.594	$19.801	$18.436	$18.521	$17.901	$14.743	$12.925
Number of Accumulation Units outstanding at end of period (in thousands)	355	414	461	561	702	860	1,134	1,519	2,165	2,836
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$25.180	$21.158	$22.594	$19.801	$18.436	$18.521	$17.901	$14.743	$12.925	$12.998
Accumulation Unit Value at end of period	$27.798	$25.180	$21.158	$22.594	$19.801	$18.436	$18.521	$17.901	$14.743	$12.925
Number of Accumulation Units outstanding at end of period (in thousands)	355	414	461	561	702	860	1,134	1,519	2,165	2,836
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$23.853	$20.073	$21.467	$18.842	$17.570	$17.677	$17.111	$14.113	$12.392	$12.481
Accumulation Unit Value at end of period	$26.294	$23.853	$20.073	$21.467	$18.842	$17.570	$17.677	$17.111	$14.113	$12.392
Number of Accumulation Units outstanding at end of period (in thousands)	296	330	386	436	490	553	653	827	1,078	1,301
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.614	$19.892	$21.294	$18.709	$17.463	$17.588	$17.041	$14.070	$12.366	$12.467
Accumulation Unit Value at end of period	$26.004	$23.614	$19.892	$21.294	$18.709	$17.463	$17.588	$17.041	$14.070	$12.366
Number of Accumulation Units outstanding at end of period (in thousands)	352	379	369	399	426	448	473	563	605	655
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.238	$19.585	$20.977	$18.439	$17.220	$17.351	$16.821	$13.895	$12.218	$12.324
Accumulation Unit Value at end of period	$25.577	$23.238	$19.585	$20.977	$18.439	$17.220	$17.351	$16.821	$13.895	$12.218
Number of Accumulation Units outstanding at end of period (in thousands)	260	331	397	468	532	582	698	929	1,133	1,366
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.811	$19.273	$20.694	$18.237	$17.073	$17.247	$16.761	$13.880	$12.236	$12.373
Accumulation Unit Value at end of period	$25.045	$22.811	$19.273	$20.694	$18.237	$17.073	$17.247	$16.761	$13.880	$12.236
Number of Accumulation Units outstanding at end of period (in thousands)	253	283	314	352	357	386	442	470	414	396

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
American Funds Insurance Series® Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.472	$2.064	$2.291	$1.984	$1.694	$1.769	$1.554	$1.184	$1.054	$1.078
Accumulation Unit Value at end of period	$2.651	$2.472	$2.064	$2.291	$1.984	$1.694	$1.769	$1.554	$1.184	$1.054
Number of Accumulation Units outstanding at end of period (in thousands)	3,707	4,055	4,710	5,433	6,412	6,922	8,928	10,115	13,860	16,931
With Principal First Preferred
Accumulation Unit Value at beginning of period	$2.380	$1.992	$2.214	$1.921	$1.644	$1.720	$1.514	$1.156	$1.031	$1.057
Accumulation Unit Value at end of period	$2.547	$2.380	$1.992	$2.214	$1.921	$1.644	$1.720	$1.514	$1.156	$1.031
Number of Accumulation Units outstanding at end of period (in thousands)	453	456	477	500	550	544	763	1,043	1,244	1,405
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.336	$1.957	$2.178	$1.892	$1.620	$1.697	$1.496	$1.143	$1.020	$1.047
Accumulation Unit Value at end of period	$2.498	$2.336	$1.957	$2.178	$1.892	$1.620	$1.697	$1.496	$1.143	$1.020
Number of Accumulation Units outstanding at end of period (in thousands)	1,685	1,758	2,109	2,455	2,803	3,110	3,688	4,564	5,334	7,376
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.315	$1.940	$2.160	$1.877	$1.609	$1.686	$1.486	$1.137	$1.015	$1.042
Accumulation Unit Value at end of period	$2.474	$2.315	$1.940	$2.160	$1.877	$1.609	$1.686	$1.486	$1.137	$1.015
Number of Accumulation Units outstanding at end of period (in thousands)	3,386	3,776	4,234	4,955	5,734	6,609	8,427	9,426	13,086	15,827
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.252	$1.890	$2.107	$1.834	$1.574	$1.652	$1.459	$1.117	$0.999	$1.027
Accumulation Unit Value at end of period	$2.402	$2.252	$1.890	$2.107	$1.834	$1.574	$1.652	$1.459	$1.117	$0.999
Number of Accumulation Units outstanding at end of period (in thousands)	1,789	2,043	2,542	3,105	4,198	5,055	6,900	9,015	12,624	16,326
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$2.252	$1.890	$2.107	$1.834	$1.574	$1.652	$1.459	$1.117	$0.999	$1.027
Accumulation Unit Value at end of period	$2.402	$2.252	$1.890	$2.107	$1.834	$1.574	$1.652	$1.459	$1.117	$0.999
Number of Accumulation Units outstanding at end of period (in thousands)	1,789	2,043	2,542	3,105	4,198	5,055	6,900	9,015	12,624	16,326
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.190	$1.841	$2.056	$1.792	$1.540	$1.619	$1.432	$1.098	$0.984	$1.013
Accumulation Unit Value at end of period	$2.333	$2.190	$1.841	$2.056	$1.792	$1.540	$1.619	$1.432	$1.098	$0.984
Number of Accumulation Units outstanding at end of period (in thousands)	1,490	1,665	1,900	2,199	2,634	2,890	3,507	4,071	6,007	7,915
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.158	$1.816	$2.030	$1.771	$1.524	$1.603	$1.419	$1.090	$0.977	$1.007
Accumulation Unit Value at end of period	$2.297	$2.158	$1.816	$2.030	$1.771	$1.524	$1.603	$1.419	$1.090	$0.977
Number of Accumulation Units outstanding at end of period (in thousands)	1,927	2,138	2,240	3,923	4,136	3,254	3,528	3,019	2,749	2,288
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.133	$1.796	$2.009	$1.754	$1.509	$1.589	$1.407	$1.081	$0.970	$1.000
Accumulation Unit Value at end of period	$2.269	$2.133	$1.796	$2.009	$1.754	$1.509	$1.589	$1.407	$1.081	$0.970
Number of Accumulation Units outstanding at end of period (in thousands)	1,739	2,034	2,345	2,928	3,613	3,745	4,795	5,590	7,535	8,958
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.042	$1.723	$1.932	$1.691	$1.459	$1.539	$1.367	$1.053	$0.947	$0.979
Accumulation Unit Value at end of period	$2.166	$2.042	$1.723	$1.932	$1.691	$1.459	$1.539	$1.367	$1.053	$0.947
Number of Accumulation Units outstanding at end of period (in thousands)	1,618	1,798	2,056	2,143	2,111	2,067	2,407	2,380	1,837	1,970

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
American Funds Insurance Series® Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.001	$16.685	$17.033	$16.654	$16.397	$16.575	$15.958	$16.532	$15.902	$15.191
Accumulation Unit Value at end of period	$19.489	$18.001	$16.685	$17.033	$16.654	$16.397	$16.575	$15.958	$16.532	$15.902
Number of Accumulation Units outstanding at end of period (in thousands)	1,580	1,675	1,860	2,132	2,303	2,603	3,230	4,234	3,471	3,785
With Principal First Preferred
Accumulation Unit Value at beginning of period	$17.038	$15.823	$16.186	$15.857	$15.645	$15.846	$15.286	$15.867	$15.293	$14.639
Accumulation Unit Value at end of period	$18.409	$17.038	$15.823	$16.186	$15.857	$15.645	$15.846	$15.286	$15.867	$15.293
Number of Accumulation Units outstanding at end of period (in thousands)	118	123	132	140	151	162	190	275	354	410
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.692	$15.518	$15.889	$15.582	$15.389	$15.602	$15.066	$15.655	$15.103	$14.472
Accumulation Unit Value at end of period	$18.017	$16.692	$15.518	$15.889	$15.582	$15.389	$15.602	$15.066	$15.655	$15.103
Number of Accumulation Units outstanding at end of period (in thousands)	467	459	513	532	545	617	738	959	1,166	1,373
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.984	$14.867	$15.231	$14.944	$14.766	$14.978	$14.471	$15.044	$14.521	$13.920
Accumulation Unit Value at end of period	$17.245	$15.984	$14.867	$15.231	$14.944	$14.766	$14.978	$14.471	$15.044	$14.521
Number of Accumulation Units outstanding at end of period (in thousands)	805	835	891	1,059	1,198	1,474	1,866	2,399	2,160	2,536
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.530	$14.466	$14.842	$14.584	$14.432	$14.661	$14.186	$14.770	$14.278	$13.708
Accumulation Unit Value at end of period	$16.729	$15.530	$14.466	$14.842	$14.584	$14.432	$14.661	$14.186	$14.770	$14.278
Number of Accumulation Units outstanding at end of period (in thousands)	306	349	397	514	614	780	1,036	1,382	2,048	2,687
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$15.530	$14.466	$14.842	$14.584	$14.432	$14.661	$14.186	$14.770	$14.278	$13.708
Accumulation Unit Value at end of period	$16.729	$15.530	$14.466	$14.842	$14.584	$14.432	$14.661	$14.186	$14.770	$14.278
Number of Accumulation Units outstanding at end of period (in thousands)	306	349	397	514	614	780	1,036	1,382	2,048	2,687
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.592	$14.545	$14.946	$14.709	$14.577	$14.830	$14.372	$14.985	$14.508	$13.950
Accumulation Unit Value at end of period	$16.771	$15.592	$14.545	$14.946	$14.709	$14.577	$14.830	$14.372	$14.985	$14.508
Number of Accumulation Units outstanding at end of period (in thousands)	315	334	375	452	487	578	667	782	807	1,025
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.435	$14.414	$14.825	$14.605	$14.488	$14.755	$14.313	$14.939	$14.478	$13.935
Accumulation Unit Value at end of period	$16.586	$15.435	$14.414	$14.825	$14.605	$14.488	$14.755	$14.313	$14.939	$14.478
Number of Accumulation Units outstanding at end of period (in thousands)	306	296	326	356	325	350	380	367	415	394
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.190	$14.192	$14.604	$14.394	$14.286	$14.557	$14.127	$14.753	$14.305	$13.775
Accumulation Unit Value at end of period	$16.314	$15.190	$14.192	$14.604	$14.394	$14.286	$14.557	$14.127	$14.753	$14.305
Number of Accumulation Units outstanding at end of period (in thousands)	236	236	268	349	380	449	544	697	950	1,183
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.069	$13.177	$13.594	$13.432	$13.365	$13.652	$13.283	$13.905	$13.517	$13.049
Accumulation Unit Value at end of period	$15.072	$14.069	$13.177	$13.594	$13.432	$13.365	$13.652	$13.283	$13.905	$13.517
Number of Accumulation Units outstanding at end of period (in thousands)	223	178	189	212	223	245	362	290	319	292

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
American Funds Insurance Series® Capital World Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.718	$12.902	$13.254	$12.572	$12.406	$13.108	$13.104	$13.633	$13.013	$12.617
Accumulation Unit Value at end of period	$14.874	$13.718	$12.902	$13.254	$12.572	$12.406	$13.108	$13.104	$13.633	$13.013
Number of Accumulation Units outstanding at end of period (in thousands)	299	329	379	427	481	545	800	1,017	1,461	1,586
With Principal First Preferred
Accumulation Unit Value at beginning of period	$13.359	$12.590	$12.959	$12.317	$12.179	$12.893	$12.915	$13.464	$12.877	$12.510
Accumulation Unit Value at end of period	$14.456	$13.359	$12.590	$12.959	$12.317	$12.179	$12.893	$12.915	$13.464	$12.877
Number of Accumulation Units outstanding at end of period (in thousands)	27	31	34	34	38	49	79	106	132	175
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.184	$12.437	$12.814	$12.192	$12.067	$12.788	$12.822	$13.381	$12.810	$12.458
Accumulation Unit Value at end of period	$14.252	$13.184	$12.437	$12.814	$12.192	$12.067	$12.788	$12.822	$13.381	$12.810
Number of Accumulation Units outstanding at end of period (in thousands)	56	67	73	83	99	106	145	205	291	362
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.097	$12.361	$12.742	$12.129	$12.011	$12.735	$12.776	$13.339	$12.776	$12.431
Accumulation Unit Value at end of period	$14.150	$13.097	$12.361	$12.742	$12.129	$12.011	$12.735	$12.776	$13.339	$12.776
Number of Accumulation Units outstanding at end of period (in thousands)	231	250	278	315	332	395	457	536	755	967
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.839	$12.136	$12.529	$11.945	$11.846	$12.579	$12.638	$13.215	$12.676	$12.352
Accumulation Unit Value at end of period	$13.851	$12.839	$12.136	$12.529	$11.945	$11.846	$12.579	$12.638	$13.215	$12.676
Number of Accumulation Units outstanding at end of period (in thousands)	98	111	131	166	192	228	328	486	760	1,061
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$12.839	$12.136	$12.529	$11.945	$11.846	$12.579	$12.638	$13.215	$12.676	$12.352
Accumulation Unit Value at end of period	$13.851	$12.839	$12.136	$12.529	$11.945	$11.846	$12.579	$12.638	$13.215	$12.676
Number of Accumulation Units outstanding at end of period (in thousands)	98	111	131	166	192	228	328	486	760	1,061
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$12.586	$11.915	$12.320	$11.762	$11.683	$12.424	$12.501	$13.092	$12.577	$12.274
Accumulation Unit Value at end of period	$13.559	$12.586	$11.915	$12.320	$11.762	$11.683	$12.424	$12.501	$13.092	$12.577
Number of Accumulation Units outstanding at end of period (in thousands)	32	45	60	63	64	85	102	116	172	261
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.421	$11.770	$12.182	$11.643	$11.576	$12.322	$12.411	$13.010	$12.511	$12.222
Accumulation Unit Value at end of period	$13.367	$12.421	$11.770	$12.182	$11.643	$11.576	$12.322	$12.411	$13.010	$12.511
Number of Accumulation Units outstanding at end of period (in thousands)	95	112	113	120	111	117	120	126	194	224
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.339	$11.698	$12.114	$11.583	$11.522	$12.272	$12.366	$12.970	$12.479	$12.196
Accumulation Unit Value at end of period	$13.272	$12.339	$11.698	$12.114	$11.583	$11.522	$12.272	$12.366	$12.970	$12.479
Number of Accumulation Units outstanding at end of period (in thousands)	44	50	58	63	84	98	122	165	283	405
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.937	$11.346	$11.778	$11.290	$11.259	$12.021	$12.145	$12.769	$12.316	$12.068
Accumulation Unit Value at end of period	$12.808	$11.937	$11.346	$11.778	$11.290	$11.259	$12.021	$12.145	$12.769	$12.316
Number of Accumulation Units outstanding at end of period (in thousands)	64	68	71	77	75	93	102	100	112	102

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
American Funds Insurance Series® Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.733	$16.797	$18.839	$15.147	$14.302	$14.694	$14.099	$11.662	$10.055	$10.712
Accumulation Unit Value at end of period	$23.313	$21.733	$16.797	$18.839	$15.147	$14.302	$14.694	$14.099	$11.662	$10.055
Number of Accumulation Units outstanding at end of period (in thousands)	373	421	510	608	754	879	1,140	1,482	2,392	2,796
With Principal First Preferred
Accumulation Unit Value at beginning of period	$21.144	$16.374	$18.402	$14.825	$14.027	$14.439	$13.882	$11.506	$9.940	$10.611
Accumulation Unit Value at end of period	$22.636	$21.144	$16.374	$18.402	$14.825	$14.027	$14.439	$13.882	$11.506	$9.940
Number of Accumulation Units outstanding at end of period (in thousands)	21	26	32	34	38	48	87	144	169	185
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.855	$16.167	$18.187	$14.667	$13.891	$14.314	$13.775	$11.429	$9.884	$10.561
Accumulation Unit Value at end of period	$22.305	$20.855	$16.167	$18.187	$14.667	$13.891	$14.314	$13.775	$11.429	$9.884
Number of Accumulation Units outstanding at end of period (in thousands)	117	121	141	157	174	204	245	305	364	462
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$20.712	$16.064	$18.081	$14.588	$13.823	$14.251	$13.722	$11.390	$9.855	$10.536
Accumulation Unit Value at end of period	$22.141	$20.712	$16.064	$18.081	$14.588	$13.823	$14.251	$13.722	$11.390	$9.855
Number of Accumulation Units outstanding at end of period (in thousands)	274	316	371	456	539	624	706	870	1,333	1,758
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.290	$15.760	$17.765	$14.355	$13.623	$14.066	$13.563	$11.276	$9.771	$10.461
Accumulation Unit Value at end of period	$21.657	$20.290	$15.760	$17.765	$14.355	$13.623	$14.066	$13.563	$11.276	$9.771
Number of Accumulation Units outstanding at end of period (in thousands)	114	149	185	240	288	390	489	682	943	1,222
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$20.290	$15.760	$17.765	$14.355	$13.623	$14.066	$13.563	$11.276	$9.771	$10.461
Accumulation Unit Value at end of period	$21.657	$20.290	$15.760	$17.765	$14.355	$13.623	$14.066	$13.563	$11.276	$9.771
Number of Accumulation Units outstanding at end of period (in thousands)	114	149	185	240	288	390	489	682	943	1,222
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.876	$15.462	$17.455	$14.126	$13.425	$13.882	$13.407	$11.162	$9.687	$10.387
Accumulation Unit Value at end of period	$21.183	$19.876	$15.462	$17.455	$14.126	$13.425	$13.882	$13.407	$11.162	$9.687
Number of Accumulation Units outstanding at end of period (in thousands)	101	105	123	134	142	160	198	270	403	523
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.604	$15.266	$17.252	$13.975	$13.295	$13.762	$13.303	$11.087	$9.631	$10.338
Accumulation Unit Value at end of period	$20.873	$19.604	$15.266	$17.252	$13.975	$13.295	$13.762	$13.303	$11.087	$9.631
Number of Accumulation Units outstanding at end of period (in thousands)	109	122	151	161	158	181	169	180	138	169
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.470	$15.169	$17.151	$13.900	$13.230	$13.702	$13.252	$11.050	$9.604	$10.313
Accumulation Unit Value at end of period	$20.720	$19.470	$15.169	$17.151	$13.900	$13.230	$13.702	$13.252	$11.050	$9.604
Number of Accumulation Units outstanding at end of period (in thousands)	40	41	42	60	77	82	106	138	175	274
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.813	$14.694	$16.655	$13.532	$12.912	$13.405	$12.998	$10.865	$9.467	$10.192
Accumulation Unit Value at end of period	$19.970	$18.813	$14.694	$16.655	$13.532	$12.912	$13.405	$12.998	$10.865	$9.467
Number of Accumulation Units outstanding at end of period (in thousands)	38	47	50	50	54	73	91	85	79	81

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
American Funds Insurance Series® Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$38.115	$28.558	$31.824	$24.535	$24.715	$23.426	$23.208	$18.210	$15.059	$16.753
Accumulation Unit Value at end of period	$49.060	$38.115	$28.558	$31.824	$24.535	$24.715	$23.426	$23.208	$18.210	$15.059
Number of Accumulation Units outstanding at end of period (in thousands)	184	209	250	292	351	425	529	695	953	1,086
With Principal First Preferred
Accumulation Unit Value at beginning of period	$37.107	$27.859	$31.108	$24.031	$24.256	$23.036	$22.867	$17.979	$14.898	$16.607
Accumulation Unit Value at end of period	$47.668	$37.107	$27.859	$31.108	$24.031	$24.256	$23.036	$22.867	$17.979	$14.898
Number of Accumulation Units outstanding at end of period (in thousands)	26	30	33	35	36	41	53	63	92	103
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$36.354	$27.321	$30.537	$23.614	$23.859	$22.682	$22.538	$17.737	$14.713	$16.417
Accumulation Unit Value at end of period	$46.654	$36.354	$27.321	$30.537	$23.614	$23.859	$22.682	$22.538	$17.737	$14.713
Number of Accumulation Units outstanding at end of period (in thousands)	88	97	105	125	140	151	185	220	301	388
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$28.101	$21.129	$23.628	$18.280	$18.479	$17.576	$17.474	$13.759	$11.418	$12.747
Accumulation Unit Value at end of period	$36.044	$28.101	$21.129	$23.628	$18.280	$18.479	$17.576	$17.474	$13.759	$11.418
Number of Accumulation Units outstanding at end of period (in thousands)	213	237	273	320	358	431	486	573	823	968
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$27.301	$20.558	$23.025	$17.840	$18.061	$17.205	$17.130	$13.508	$11.227	$12.552
Accumulation Unit Value at end of period	$34.966	$27.301	$20.558	$23.025	$17.840	$18.061	$17.205	$17.130	$13.508	$11.227
Number of Accumulation Units outstanding at end of period (in thousands)	71	91	105	154	206	265	312	431	635	848
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$27.301	$20.558	$23.025	$17.840	$18.061	$17.205	$17.130	$13.508	$11.227	$12.552
Accumulation Unit Value at end of period	$34.966	$27.301	$20.558	$23.025	$17.840	$18.061	$17.205	$17.130	$13.508	$11.227
Number of Accumulation Units outstanding at end of period (in thousands)	71	91	105	154	206	265	312	431	635	848
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$33.957	$25.609	$28.724	$22.289	$22.599	$21.560	$21.498	$16.979	$14.133	$15.825
Accumulation Unit Value at end of period	$43.425	$33.957	$25.609	$28.724	$22.289	$22.599	$21.560	$21.498	$16.979	$14.133
Number of Accumulation Units outstanding at end of period (in thousands)	52	55	63	81	95	107	132	169	248	318
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$33.616	$25.377	$28.493	$22.132	$22.462	$21.451	$21.411	$16.926	$14.103	$15.808
Accumulation Unit Value at end of period	$42.947	$33.616	$25.377	$28.493	$22.132	$22.462	$21.451	$21.411	$16.926	$14.103
Number of Accumulation Units outstanding at end of period (in thousands)	78	85	171	99	95	221	119	141	152	149
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$33.081	$24.986	$28.067	$21.813	$22.149	$21.162	$21.133	$16.715	$13.934	$15.626
Accumulation Unit Value at end of period	$42.242	$33.081	$24.986	$28.067	$21.813	$22.149	$21.162	$21.133	$16.715	$13.934
Number of Accumulation Units outstanding at end of period (in thousands)	81	71	95	106	110	129	137	175	236	266
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.733	$18.727	$21.089	$16.430	$16.726	$16.021	$16.039	$12.718	$10.628	$11.948
Accumulation Unit Value at end of period	$31.503	$24.733	$18.727	$21.089	$16.430	$16.726	$16.021	$16.039	$12.718	$10.628
Number of Accumulation Units outstanding at end of period (in thousands)	66	80	91	89	90	95	96	123	114	119

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
American Funds Insurance Series® Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$35.419	$27.297	$30.931	$24.903	$24.722	$24.992	$24.805	$19.600	$16.810	$21.073
Accumulation Unit Value at end of period	$45.331	$35.419	$27.297	$30.931	$24.903	$24.722	$24.992	$24.805	$19.600	$16.810
Number of Accumulation Units outstanding at end of period (in thousands)	132	152	175	201	247	295	379	516	593	699
With Principal First Preferred
Accumulation Unit Value at beginning of period	$36.309	$28.039	$31.835	$25.682	$25.547	$25.877	$25.735	$20.375	$17.510	$21.995
Accumulation Unit Value at end of period	$46.377	$36.309	$28.039	$31.835	$25.682	$25.547	$25.877	$25.735	$20.375	$17.510
Number of Accumulation Units outstanding at end of period (in thousands)	20	22	24	24	26	29	35	48	64	74
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$35.572	$27.497	$31.251	$25.236	$25.129	$25.479	$25.365	$20.102	$17.293	$21.743
Accumulation Unit Value at end of period	$45.390	$35.572	$27.497	$31.251	$25.236	$25.129	$25.479	$25.365	$20.102	$17.293
Number of Accumulation Units outstanding at end of period (in thousands)	51	57	65	78	85	94	113	132	184	222
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$26.155	$20.228	$23.001	$18.584	$18.514	$18.781	$18.706	$14.832	$12.766	$16.060
Accumulation Unit Value at end of period	$33.358	$26.155	$20.228	$23.001	$18.584	$18.514	$18.781	$18.706	$14.832	$12.766
Number of Accumulation Units outstanding at end of period (in thousands)	121	139	164	188	227	288	342	423	448	557
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.411	$19.682	$22.414	$18.136	$18.095	$18.384	$18.338	$14.562	$12.552	$15.815
Accumulation Unit Value at end of period	$32.360	$25.411	$19.682	$22.414	$18.136	$18.095	$18.384	$18.338	$14.562	$12.552
Number of Accumulation Units outstanding at end of period (in thousands)	61	76	85	106	148	199	258	371	531	709
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$25.411	$19.682	$22.414	$18.136	$18.095	$18.384	$18.338	$14.562	$12.552	$15.815
Accumulation Unit Value at end of period	$32.360	$25.411	$19.682	$22.414	$18.136	$18.095	$18.384	$18.338	$14.562	$12.552
Number of Accumulation Units outstanding at end of period (in thousands)	61	76	85	106	148	199	258	371	531	709
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$33.226	$25.774	$29.395	$23.821	$23.802	$24.219	$24.195	$19.242	$16.611	$20.959
Accumulation Unit Value at end of period	$42.248	$33.226	$25.774	$29.395	$23.821	$23.802	$24.219	$24.195	$19.242	$16.611
Number of Accumulation Units outstanding at end of period (in thousands)	58	63	72	82	83	102	119	142	176	228
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$32.893	$25.541	$29.159	$23.652	$23.658	$24.096	$24.096	$19.183	$16.576	$20.937
Accumulation Unit Value at end of period	$41.783	$32.893	$25.541	$29.159	$23.652	$23.658	$24.096	$24.096	$19.183	$16.576
Number of Accumulation Units outstanding at end of period (in thousands)	58	65	68	77	74	88	97	102	106	112
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$32.369	$25.147	$28.723	$23.311	$23.328	$23.772	$23.784	$18.943	$16.378	$20.696
Accumulation Unit Value at end of period	$41.097	$32.369	$25.147	$28.723	$23.311	$23.328	$23.772	$23.784	$18.943	$16.378
Number of Accumulation Units outstanding at end of period (in thousands)	64	55	68	77	88	97	111	156	228	280
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.020	$17.928	$20.529	$16.703	$16.757	$17.119	$17.170	$13.710	$11.883	$15.054
Accumulation Unit Value at end of period	$29.154	$23.020	$17.928	$20.529	$16.703	$16.757	$17.119	$17.170	$13.710	$11.883
Number of Accumulation Units outstanding at end of period (in thousands)	42	50	58	59	79	92	99	108	79	98

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
American Funds Insurance Series® Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$40.765	$31.596	$32.105	$25.365	$23.482	$22.273	$20.806	$16.209	$13.936	$14.757
Accumulation Unit Value at end of period	$61.166	$40.765	$31.596	$32.105	$25.365	$23.482	$22.273	$20.806	$16.209	$13.936
Number of Accumulation Units outstanding at end of period (in thousands)	1,512	1,796	2,090	2,434	2,845	3,436	4,485	5,898	8,760	10,178
With Principal First Preferred
Accumulation Unit Value at beginning of period	$37.946	$29.470	$30.004	$23.753	$22.033	$20.941	$19.601	$15.301	$13.181	$13.986
Accumulation Unit Value at end of period	$56.821	$37.946	$29.470	$30.004	$23.753	$22.033	$20.941	$19.601	$15.301	$13.181
Number of Accumulation Units outstanding at end of period (in thousands)	163	196	232	271	318	387	442	645	945	1,101
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$37.176	$28.900	$29.454	$23.341	$21.673	$20.619	$19.318	$15.096	$13.018	$13.826
Accumulation Unit Value at end of period	$55.613	$37.176	$28.900	$29.454	$23.341	$21.673	$20.619	$19.318	$15.096	$13.018
Number of Accumulation Units outstanding at end of period (in thousands)	638	722	809	949	1,089	1,227	1,552	1,942	2,509	3,124
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$25.744	$20.023	$20.417	$16.187	$15.038	$14.314	$13.418	$10.490	$9.051	$9.617
Accumulation Unit Value at end of period	$38.492	$25.744	$20.023	$20.417	$16.187	$15.038	$14.314	$13.418	$10.490	$9.051
Number of Accumulation Units outstanding at end of period (in thousands)	1,407	1,606	1,870	2,220	2,661	3,187	3,880	5,007	7,005	8,902
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.011	$19.482	$19.895	$15.797	$14.698	$14.011	$13.154	$10.299	$8.899	$9.470
Accumulation Unit Value at end of period	$37.340	$25.011	$19.482	$19.895	$15.797	$14.698	$14.011	$13.154	$10.299	$8.899
Number of Accumulation Units outstanding at end of period (in thousands)	1,245	1,484	1,826	2,204	2,844	3,519	4,609	6,343	9,180	12,632
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$25.011	$19.482	$19.895	$15.797	$14.698	$14.011	$13.154	$10.299	$8.899	$9.470
Accumulation Unit Value at end of period	$37.340	$25.011	$19.482	$19.895	$15.797	$14.698	$14.011	$13.154	$10.299	$8.899
Number of Accumulation Units outstanding at end of period (in thousands)	1,245	1,484	1,826	2,204	2,844	3,519	4,609	6,343	9,180	12,632
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$34.724	$27.089	$27.705	$22.031	$20.529	$19.599	$18.427	$14.450	$12.504	$13.327
Accumulation Unit Value at end of period	$51.764	$34.724	$27.089	$27.705	$22.031	$20.529	$19.599	$18.427	$14.450	$12.504
Number of Accumulation Units outstanding at end of period (in thousands)	508	606	699	821	933	1,093	1,263	1,533	2,068	2,822
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$34.376	$26.844	$27.482	$21.876	$20.404	$19.500	$18.352	$14.405	$12.478	$13.313
Accumulation Unit Value at end of period	$51.193	$34.376	$26.844	$27.482	$21.876	$20.404	$19.500	$18.352	$14.405	$12.478
Number of Accumulation Units outstanding at end of period (in thousands)	660	742	819	910	968	1,079	1,188	1,168	1,122	1,152
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$33.828	$26.430	$27.071	$21.560	$20.119	$19.237	$18.114	$14.225	$12.329	$13.160
Accumulation Unit Value at end of period	$50.353	$33.828	$26.430	$27.071	$21.560	$20.119	$19.237	$18.114	$14.225	$12.329
Number of Accumulation Units outstanding at end of period (in thousands)	496	589	692	776	967	1,148	1,356	1,700	2,425	3,082
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.657	$17.746	$18.223	$14.549	$13.611	$13.047	$12.316	$9.696	$8.424	$9.015
Accumulation Unit Value at end of period	$33.641	$22.657	$17.746	$18.223	$14.549	$13.611	$13.047	$12.316	$9.696	$8.424
Number of Accumulation Units outstanding at end of period (in thousands)	458	567	652	708	786	875	991	1,087	1,027	1,143

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
American Funds Insurance Series® Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$36.729	$29.514	$30.460	$25.227	$22.928	$22.907	$20.986	$15.934	$13.747	$14.194
Accumulation Unit Value at end of period	$41.145	$36.729	$29.514	$30.460	$25.227	$22.928	$22.907	$20.986	$15.934	$13.747
Number of Accumulation Units outstanding at end of period (in thousands)	1,484	1,659	1,922	2,276	2,667	3,184	4,139	5,537	8,158	9,685
With Principal First Preferred
Accumulation Unit Value at beginning of period	$31.593	$25.438	$26.306	$21.830	$19.881	$19.902	$18.270	$13.899	$12.015	$12.431
Accumulation Unit Value at end of period	$35.321	$31.593	$25.438	$26.306	$21.830	$19.881	$19.902	$18.270	$13.899	$12.015
Number of Accumulation Units outstanding at end of period (in thousands)	156	187	220	262	320	392	467	663	920	1,150
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$30.952	$24.947	$25.823	$21.452	$19.555	$19.596	$18.007	$13.713	$11.866	$12.289
Accumulation Unit Value at end of period	$34.570	$30.952	$24.947	$25.823	$21.452	$19.555	$19.596	$18.007	$13.713	$11.866
Number of Accumulation Units outstanding at end of period (in thousands)	593	710	813	921	1,069	1,195	1,498	1,910	2,513	3,189
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$31.151	$25.119	$26.015	$21.621	$19.720	$19.771	$18.177	$13.849	$11.990	$12.423
Accumulation Unit Value at end of period	$34.774	$31.151	$25.119	$26.015	$21.621	$19.720	$19.771	$18.177	$13.849	$11.990
Number of Accumulation Units outstanding at end of period (in thousands)	981	1,078	1,242	1,473	1,737	2,083	2,556	3,284	4,680	5,874
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$30.264	$24.441	$25.350	$21.101	$19.274	$19.353	$17.819	$13.597	$11.789	$12.233
Accumulation Unit Value at end of period	$33.734	$30.264	$24.441	$25.350	$21.101	$19.274	$19.353	$17.819	$13.597	$11.789
Number of Accumulation Units outstanding at end of period (in thousands)	846	997	1,228	1,533	1,940	2,462	3,211	4,424	6,449	9,049
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$30.264	$24.441	$25.350	$21.101	$19.274	$19.353	$17.819	$13.597	$11.789	$12.233
Accumulation Unit Value at end of period	$33.734	$30.264	$24.441	$25.350	$21.101	$19.274	$19.353	$17.819	$13.597	$11.789
Number of Accumulation Units outstanding at end of period (in thousands)	846	997	1,228	1,533	1,940	2,462	3,211	4,424	6,449	9,049
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$28.911	$23.383	$24.290	$20.248	$18.523	$18.627	$17.176	$13.126	$11.398	$11.845
Accumulation Unit Value at end of period	$32.177	$28.911	$23.383	$24.290	$20.248	$18.523	$18.627	$17.176	$13.126	$11.398
Number of Accumulation Units outstanding at end of period (in thousands)	555	624	707	826	938	1,062	1,265	1,580	2,125	2,811
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$28.621	$23.172	$24.094	$20.105	$18.411	$18.532	$17.106	$13.085	$11.374	$11.833
Accumulation Unit Value at end of period	$31.822	$28.621	$23.172	$24.094	$20.105	$18.411	$18.532	$17.106	$13.085	$11.374
Number of Accumulation Units outstanding at end of period (in thousands)	664	744	799	882	970	1,049	1,155	1,145	1,089	1,235
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$28.165	$22.815	$23.735	$19.815	$18.154	$18.283	$16.884	$12.922	$11.238	$11.697
Accumulation Unit Value at end of period	$31.300	$28.165	$22.815	$23.735	$19.815	$18.154	$18.283	$16.884	$12.922	$11.238
Number of Accumulation Units outstanding at end of period (in thousands)	550	646	744	882	1,028	1,179	1,474	1,865	2,465	3,183
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.417	$22.264	$23.219	$19.433	$17.849	$18.020	$16.684	$12.801	$11.160	$11.645
Accumulation Unit Value at end of period	$30.392	$27.417	$22.264	$23.219	$19.433	$17.849	$18.020	$16.684	$12.801	$11.160
Number of Accumulation Units outstanding at end of period (in thousands)	355	412	464	512	558	625	658	739	724	744

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
American Funds Insurance Series® International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.335	$19.248	$22.459	$17.227	$16.865	$17.905	$18.643	$15.535	$13.355	$15.734
Accumulation Unit Value at end of period	$26.239	$23.335	$19.248	$22.459	$17.227	$16.865	$17.905	$18.643	$15.535	$13.355
Number of Accumulation Units outstanding at end of period (in thousands)	613	674	789	870	1,050	1,228	1,572	1,986	2,618	3,099
With Principal First Preferred
Accumulation Unit Value at beginning of period	$23.722	$19.606	$22.923	$17.618	$17.282	$18.385	$19.181	$16.015	$13.795	$16.285
Accumulation Unit Value at end of period	$26.621	$23.722	$19.606	$22.923	$17.618	$17.282	$18.385	$19.181	$16.015	$13.795
Number of Accumulation Units outstanding at end of period (in thousands)	52	59	65	80	90	120	152	185	262	328
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$23.241	$19.227	$22.503	$17.312	$17.000	$18.102	$18.904	$15.800	$13.624	$16.099
Accumulation Unit Value at end of period	$26.054	$23.241	$19.227	$22.503	$17.312	$17.000	$18.102	$18.904	$15.800	$13.624
Number of Accumulation Units outstanding at end of period (in thousands)	197	213	246	261	300	335	393	498	739	906
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$17.643	$14.604	$17.100	$13.162	$12.931	$13.776	$14.394	$12.037	$10.384	$12.276
Accumulation Unit Value at end of period	$19.769	$17.643	$14.604	$17.100	$13.162	$12.931	$13.776	$14.394	$12.037	$10.384
Number of Accumulation Units outstanding at end of period (in thousands)	411	436	531	628	703	844	1,001	1,243	1,497	1,819
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.141	$14.209	$16.663	$12.845	$12.639	$13.485	$14.111	$11.818	$10.210	$12.089
Accumulation Unit Value at end of period	$19.178	$17.141	$14.209	$16.663	$12.845	$12.639	$13.485	$14.111	$11.818	$10.210
Number of Accumulation Units outstanding at end of period (in thousands)	352	387	511	597	762	937	1,195	1,557	2,157	2,853
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$17.141	$14.209	$16.663	$12.845	$12.639	$13.485	$14.111	$11.818	$10.210	$12.089
Accumulation Unit Value at end of period	$19.178	$17.141	$14.209	$16.663	$12.845	$12.639	$13.485	$14.111	$11.818	$10.210
Number of Accumulation Units outstanding at end of period (in thousands)	352	387	511	597	762	937	1,195	1,557	2,157	2,853
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$21.708	$18.022	$21.166	$16.341	$16.102	$17.206	$18.033	$15.124	$13.086	$15.518
Accumulation Unit Value at end of period	$24.251	$21.708	$18.022	$21.166	$16.341	$16.102	$17.206	$18.033	$15.124	$13.086
Number of Accumulation Units outstanding at end of period (in thousands)	153	163	187	203	231	258	304	351	496	640
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.490	$17.859	$20.996	$16.225	$16.005	$17.119	$17.959	$15.078	$13.059	$15.501
Accumulation Unit Value at end of period	$23.984	$21.490	$17.859	$20.996	$16.225	$16.005	$17.119	$17.959	$15.078	$13.059
Number of Accumulation Units outstanding at end of period (in thousands)	179	200	216	250	258	281	313	291	302	329
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.148	$17.584	$20.683	$15.991	$15.781	$16.889	$17.726	$14.890	$12.903	$15.324
Accumulation Unit Value at end of period	$23.590	$21.148	$17.584	$20.683	$15.991	$15.781	$16.889	$17.726	$14.890	$12.903
Number of Accumulation Units outstanding at end of period (in thousands)	123	130	146	164	223	254	329	423	631	793
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.528	$12.943	$15.262	$11.830	$11.704	$12.557	$13.212	$11.126	$9.665	$11.508
Accumulation Unit Value at end of period	$17.278	$15.528	$12.943	$15.262	$11.830	$11.704	$12.557	$13.212	$11.126	$9.665
Number of Accumulation Units outstanding at end of period (in thousands)	102	113	135	148	154	166	186	201	195	216

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
American Funds Insurance Series® New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$40.071	$31.449	$37.083	$29.037	$27.961	$29.261	$32.193	$29.297	$25.204	$29.687
Accumulation Unit Value at end of period	$48.856	$40.071	$31.449	$37.083	$29.037	$27.961	$29.261	$32.193	$29.297	$25.204
Number of Accumulation Units outstanding at end of period (in thousands)	107	120	139	160	194	235	286	378	552	639
With Principal First Preferred
Accumulation Unit Value at beginning of period	$36.553	$28.746	$33.963	$26.647	$25.711	$26.961	$29.721	$27.102	$23.362	$27.573
Accumulation Unit Value at end of period	$44.477	$36.553	$28.746	$33.963	$26.647	$25.711	$26.961	$29.721	$27.102	$23.362
Number of Accumulation Units outstanding at end of period (in thousands)	12	14	12	15	18	26	38	48	66	68
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$35.811	$28.190	$33.340	$26.184	$25.290	$26.546	$29.293	$26.738	$23.071	$27.257
Accumulation Unit Value at end of period	$43.531	$35.811	$28.190	$33.340	$26.184	$25.290	$26.546	$29.293	$26.738	$23.071
Number of Accumulation Units outstanding at end of period (in thousands)	29	33	35	41	44	58	80	99	147	186
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$33.605	$26.467	$31.318	$24.609	$23.780	$24.973	$27.572	$25.180	$21.737	$25.694
Accumulation Unit Value at end of period	$40.830	$33.605	$26.467	$31.318	$24.609	$23.780	$24.973	$27.572	$25.180	$21.737
Number of Accumulation Units outstanding at end of period (in thousands)	94	107	132	166	174	200	257	306	393	507
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$32.649	$25.753	$30.518	$24.016	$23.243	$24.445	$27.029	$24.721	$21.374	$25.302
Accumulation Unit Value at end of period	$39.608	$32.649	$25.753	$30.518	$24.016	$23.243	$24.445	$27.029	$24.721	$21.374
Number of Accumulation Units outstanding at end of period (in thousands)	48	61	96	124	148	175	215	299	375	552
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$32.649	$25.753	$30.518	$24.016	$23.243	$24.445	$27.029	$24.721	$21.374	$25.302
Accumulation Unit Value at end of period	$39.608	$32.649	$25.753	$30.518	$24.016	$23.243	$24.445	$27.029	$24.721	$21.374
Number of Accumulation Units outstanding at end of period (in thousands)	48	61	96	124	148	175	215	299	375	552
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$33.449	$26.424	$31.360	$24.716	$23.956	$25.233	$27.942	$25.595	$22.162	$26.275
Accumulation Unit Value at end of period	$40.519	$33.449	$26.424	$31.360	$24.716	$23.956	$25.233	$27.942	$25.595	$22.162
Number of Accumulation Units outstanding at end of period (in thousands)	42	42	53	60	61	77	99	111	162	215
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$33.114	$26.185	$31.108	$24.541	$23.810	$25.105	$27.829	$25.516	$22.116	$26.246
Accumulation Unit Value at end of period	$40.072	$33.114	$26.185	$31.108	$24.541	$23.810	$25.105	$27.829	$25.516	$22.116
Number of Accumulation Units outstanding at end of period (in thousands)	39	41	46	47	42	52	67	67	83	100
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$32.587	$25.781	$30.643	$24.187	$23.478	$24.768	$27.468	$25.198	$21.851	$25.945
Accumulation Unit Value at end of period	$39.414	$32.587	$25.781	$30.643	$24.187	$23.478	$24.768	$27.468	$25.198	$21.851
Number of Accumulation Units outstanding at end of period (in thousands)	32	36	42	46	55	67	77	109	158	195
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.577	$23.458	$27.953	$22.119	$21.524	$22.763	$25.308	$23.275	$20.234	$24.085
Accumulation Unit Value at end of period	$35.685	$29.577	$23.458	$27.953	$22.119	$21.524	$22.763	$25.308	$23.275	$20.234
Number of Accumulation Units outstanding at end of period (in thousands)	30	34	40	44	48	59	74	78	71	68

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Franklin Flex Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.539	$21.281	$20.914	$16.700	$17.430	$16.928	$16.171	$11.922	$11.059	$11.775
Accumulation Unit Value at end of period	$39.365	$27.539	$21.281	$20.914	$16.700	$17.430	$16.928	$16.171	$11.922	$11.059
Number of Accumulation Units outstanding at end of period (in thousands)	76	88	107	108	127	142	177	220	384	415
With Principal First Preferred
Accumulation Unit Value at beginning of period	$26.734	$20.700	$20.384	$16.309	$17.056	$16.598	$15.887	$11.736	$10.909	$11.639
Accumulation Unit Value at end of period	$38.138	$26.734	$20.700	$20.384	$16.309	$17.056	$16.598	$15.887	$11.736	$10.909
Number of Accumulation Units outstanding at end of period (in thousands)	9	8	10	10	11	12	16	26	33	36
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$26.340	$20.416	$20.124	$16.117	$16.872	$16.436	$15.748	$11.645	$10.835	$11.571
Accumulation Unit Value at end of period	$37.539	$26.340	$20.416	$20.124	$16.117	$16.872	$16.436	$15.748	$11.645	$10.835
Number of Accumulation Units outstanding at end of period (in thousands)	21	23	26	23	24	40	45	48	61	75
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$26.145	$20.275	$19.995	$16.022	$16.781	$16.355	$15.678	$11.599	$10.798	$11.537
Accumulation Unit Value at end of period	$37.243	$26.145	$20.275	$19.995	$16.022	$16.781	$16.355	$15.678	$11.599	$10.798
Number of Accumulation Units outstanding at end of period (in thousands)	41	49	63	69	85	92	118	148	198	231
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.570	$19.858	$19.614	$15.740	$16.511	$16.115	$15.472	$11.464	$10.688	$11.437
Accumulation Unit Value at end of period	$36.369	$25.570	$19.858	$19.614	$15.740	$16.511	$16.115	$15.472	$11.464	$10.688
Number of Accumulation Units outstanding at end of period (in thousands)	30	41	55	61	70	87	122	174	269	361
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$25.570	$19.858	$19.614	$15.740	$16.511	$16.115	$15.472	$11.464	$10.688	$11.437
Accumulation Unit Value at end of period	$36.369	$25.570	$19.858	$19.614	$15.740	$16.511	$16.115	$15.472	$11.464	$10.688
Number of Accumulation Units outstanding at end of period (in thousands)	30	41	55	61	70	87	122	174	269	361
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$25.007	$19.451	$19.240	$15.463	$16.244	$15.879	$15.268	$11.330	$10.578	$11.337
Accumulation Unit Value at end of period	$35.515	$25.007	$19.451	$19.240	$15.463	$16.244	$15.879	$15.268	$11.330	$10.578
Number of Accumulation Units outstanding at end of period (in thousands)	15	16	13	15	18	23	25	31	35	48
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.639	$19.183	$18.995	$15.281	$16.069	$15.724	$15.134	$11.241	$10.506	$11.271
Accumulation Unit Value at end of period	$34.957	$24.639	$19.183	$18.995	$15.281	$16.069	$15.724	$15.134	$11.241	$10.506
Number of Accumulation Units outstanding at end of period (in thousands)	30	27	25	25	25	30	26	27	23	24
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.457	$19.051	$18.873	$15.191	$15.982	$15.647	$15.067	$11.197	$10.470	$11.238
Accumulation Unit Value at end of period	$34.681	$24.457	$19.051	$18.873	$15.191	$15.982	$15.647	$15.067	$11.197	$10.470
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	19	17	24	27	33	30	47	68
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.566	$18.403	$18.277	$14.748	$15.555	$15.267	$14.738	$10.980	$10.293	$11.075
Accumulation Unit Value at end of period	$33.335	$23.566	$18.403	$18.277	$14.748	$15.555	$15.267	$14.738	$10.980	$10.293
Number of Accumulation Units outstanding at end of period (in thousands)	21	14	14	12	7	13	17	20	21	20

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.221	$22.900	$24.255	$22.417	$19.927	$21.731	$21.054	$18.729	$16.852	$16.683
Accumulation Unit Value at end of period	$26.049	$26.221	$22.900	$24.255	$22.417	$19.927	$21.731	$21.054	$18.729	$16.852
Number of Accumulation Units outstanding at end of period (in thousands)	2,162	2,394	2,802	3,320	3,827	4,643	6,058	8,033	12,649	14,851
With Principal First Preferred
Accumulation Unit Value at beginning of period	$25.298	$22.138	$23.495	$21.758	$19.380	$21.176	$20.558	$18.325	$16.521	$16.388
Accumulation Unit Value at end of period	$25.082	$25.298	$22.138	$23.495	$21.758	$19.380	$21.176	$20.558	$18.325	$16.521
Number of Accumulation Units outstanding at end of period (in thousands)	202	242	266	303	358	463	558	797	1,016	1,307
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$24.855	$21.772	$23.130	$21.441	$19.117	$20.910	$20.320	$18.130	$16.362	$16.247
Accumulation Unit Value at end of period	$24.618	$24.855	$21.772	$23.130	$21.441	$19.117	$20.910	$20.320	$18.130	$16.362
Number of Accumulation Units outstanding at end of period (in thousands)	504	593	647	731	804	917	1,262	1,649	2,048	2,433
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$24.637	$21.592	$22.950	$21.284	$18.987	$20.778	$20.202	$18.034	$16.283	$16.176
Accumulation Unit Value at end of period	$24.389	$24.637	$21.592	$22.950	$21.284	$18.987	$20.778	$20.202	$18.034	$16.283
Number of Accumulation Units outstanding at end of period (in thousands)	1,159	1,299	1,548	1,788	2,072	2,472	3,034	3,644	5,168	6,377
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.992	$21.058	$22.417	$20.821	$18.601	$20.387	$19.851	$17.747	$16.048	$15.967
Accumulation Unit Value at end of period	$23.716	$23.992	$21.058	$22.417	$20.821	$18.601	$20.387	$19.851	$17.747	$16.048
Number of Accumulation Units outstanding at end of period (in thousands)	1,138	1,355	1,686	2,137	2,782	3,533	4,654	6,349	8,745	11,817
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$23.992	$21.058	$22.417	$20.821	$18.601	$20.387	$19.851	$17.747	$16.048	$15.967
Accumulation Unit Value at end of period	$23.716	$23.992	$21.058	$22.417	$20.821	$18.601	$20.387	$19.851	$17.747	$16.048
Number of Accumulation Units outstanding at end of period (in thousands)	1,138	1,355	1,686	2,137	2,782	3,533	4,654	6,349	8,745	11,817
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$23.365	$20.538	$21.896	$20.368	$18.224	$20.003	$19.507	$17.466	$15.817	$15.761
Accumulation Unit Value at end of period	$23.061	$23.365	$20.538	$21.896	$20.368	$18.224	$20.003	$19.507	$17.466	$15.817
Number of Accumulation Units outstanding at end of period (in thousands)	341	394	469	533	614	732	867	1,049	1,433	1,907
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.976	$20.217	$21.574	$20.089	$17.992	$19.769	$19.297	$17.296	$15.679	$15.639
Accumulation Unit Value at end of period	$22.654	$22.976	$20.217	$21.574	$20.089	$17.992	$19.769	$19.297	$17.296	$15.679
Number of Accumulation Units outstanding at end of period (in thousands)	748	842	929	1,015	1,126	1,201	1,274	1,269	1,104	1,019
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.762	$20.039	$21.395	$19.932	$17.861	$19.634	$19.176	$17.195	$15.595	$15.563
Accumulation Unit Value at end of period	$22.433	$22.762	$20.039	$21.395	$19.932	$17.861	$19.634	$19.176	$17.195	$15.595
Number of Accumulation Units outstanding at end of period (in thousands)	279	317	384	470	551	643	798	1,070	1,472	1,942
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.790	$19.231	$20.584	$19.224	$17.269	$19.031	$18.634	$16.751	$15.231	$15.237
Accumulation Unit Value at end of period	$21.420	$21.790	$19.231	$20.584	$19.224	$17.269	$19.031	$18.634	$16.751	$15.231
Number of Accumulation Units outstanding at end of period (in thousands)	193	246	284	309	343	371	425	413	362	397

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Franklin Large Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.760	$21.661	$22.282	$17.630	$18.195	$17.461	$15.737	$12.400	$11.185	$11.510
Accumulation Unit Value at end of period	$41.039	$28.760	$21.661	$22.282	$17.630	$18.195	$17.461	$15.737	$12.400	$11.185
Number of Accumulation Units outstanding at end of period (in thousands)	133	157	179	208	225	297	345	469	680	785
With Principal First Preferred
Accumulation Unit Value at beginning of period	$27.747	$20.940	$21.584	$17.111	$17.696	$17.015	$15.366	$12.132	$10.965	$11.307
Accumulation Unit Value at end of period	$39.515	$27.747	$20.940	$21.584	$17.111	$17.696	$17.015	$15.366	$12.132	$10.965
Number of Accumulation Units outstanding at end of period (in thousands)	11	17	23	34	34	45	52	84	104	130
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$27.261	$20.594	$21.248	$16.862	$17.456	$16.801	$15.188	$12.003	$10.860	$11.209
Accumulation Unit Value at end of period	$38.784	$27.261	$20.594	$21.248	$16.862	$17.456	$16.801	$15.188	$12.003	$10.860
Number of Accumulation Units outstanding at end of period (in thousands)	29	40	50	59	76	93	102	137	169	210
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$27.021	$20.423	$21.082	$16.739	$17.337	$16.695	$15.100	$11.940	$10.807	$11.161
Accumulation Unit Value at end of period	$38.424	$27.021	$20.423	$21.082	$16.739	$17.337	$16.695	$15.100	$11.940	$10.807
Number of Accumulation Units outstanding at end of period (in thousands)	100	111	134	156	171	190	263	291	390	508
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.314	$19.918	$20.593	$16.374	$16.985	$16.381	$14.838	$11.750	$10.651	$11.016
Accumulation Unit Value at end of period	$37.362	$26.314	$19.918	$20.593	$16.374	$16.985	$16.381	$14.838	$11.750	$10.651
Number of Accumulation Units outstanding at end of period (in thousands)	67	85	107	136	174	220	299	375	587	808
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$26.314	$19.918	$20.593	$16.374	$16.985	$16.381	$14.838	$11.750	$10.651	$11.016
Accumulation Unit Value at end of period	$37.362	$26.314	$19.918	$20.593	$16.374	$16.985	$16.381	$14.838	$11.750	$10.651
Number of Accumulation Units outstanding at end of period (in thousands)	67	85	107	136	174	220	299	375	587	808
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$25.626	$19.426	$20.114	$16.018	$16.640	$16.072	$14.580	$11.563	$10.498	$10.874
Accumulation Unit Value at end of period	$36.330	$25.626	$19.426	$20.114	$16.018	$16.640	$16.072	$14.580	$11.563	$10.498
Number of Accumulation Units outstanding at end of period (in thousands)	29	37	43	53	52	71	87	102	147	212
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.199	$19.122	$19.819	$15.799	$16.428	$15.884	$14.424	$11.451	$10.406	$10.790
Accumulation Unit Value at end of period	$35.690	$25.199	$19.122	$19.819	$15.799	$16.428	$15.884	$14.424	$11.451	$10.406
Number of Accumulation Units outstanding at end of period (in thousands)	110	169	188	83	93	108	120	126	133	177
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.965	$18.954	$19.654	$15.675	$16.308	$15.775	$14.332	$11.384	$10.351	$10.738
Accumulation Unit Value at end of period	$35.340	$24.965	$18.954	$19.654	$15.675	$16.308	$15.775	$14.332	$11.384	$10.351
Number of Accumulation Units outstanding at end of period (in thousands)	33	44	50	68	83	120	132	172	247	357
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.898	$18.189	$18.909	$15.118	$15.768	$15.291	$13.927	$11.090	$10.109	$10.513
Accumulation Unit Value at end of period	$33.746	$23.898	$18.189	$18.909	$15.118	$15.768	$15.291	$13.927	$11.090	$10.109
Number of Accumulation Units outstanding at end of period (in thousands)	50	56	53	58	68	76	79	98	87	95

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$35.897	$29.256	$33.400	$31.174	$28.168	$29.632	$28.413	$22.567	$20.178	$21.077
Accumulation Unit Value at end of period	$33.835	$35.897	$29.256	$33.400	$31.174	$28.168	$29.632	$28.413	$22.567	$20.178
Number of Accumulation Units outstanding at end of period (in thousands)	204	220	257	326	376	443	589	777	1,245	1,485
With Principal First Preferred
Accumulation Unit Value at beginning of period	$34.720	$28.353	$32.434	$30.333	$27.463	$28.949	$27.813	$22.135	$19.831	$20.756
Accumulation Unit Value at end of period	$32.660	$34.720	$28.353	$32.434	$30.333	$27.463	$28.949	$27.813	$22.135	$19.831
Number of Accumulation Units outstanding at end of period (in thousands)	21	32	35	40	43	49	68	79	103	123
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$34.146	$27.912	$31.962	$29.921	$27.117	$28.613	$27.518	$21.922	$19.660	$20.597
Accumulation Unit Value at end of period	$32.088	$34.146	$27.912	$31.962	$29.921	$27.117	$28.613	$27.518	$21.922	$19.660
Number of Accumulation Units outstanding at end of period (in thousands)	44	50	57	67	87	100	121	141	189	245
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$33.862	$27.694	$31.729	$29.717	$26.946	$28.446	$27.372	$21.816	$19.575	$20.518
Accumulation Unit Value at end of period	$31.806	$33.862	$27.694	$31.729	$29.717	$26.946	$28.446	$27.372	$21.816	$19.575
Number of Accumulation Units outstanding at end of period (in thousands)	156	195	253	315	362	445	525	673	900	1,084
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$33.026	$27.051	$31.038	$29.114	$26.439	$27.953	$26.937	$21.502	$19.322	$20.284
Accumulation Unit Value at end of period	$30.974	$33.026	$27.051	$31.038	$29.114	$26.439	$27.953	$26.937	$21.502	$19.322
Number of Accumulation Units outstanding at end of period (in thousands)	86	110	137	163	206	259	360	474	732	1,014
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$33.026	$27.051	$31.038	$29.114	$26.439	$27.953	$26.937	$21.502	$19.322	$20.284
Accumulation Unit Value at end of period	$30.974	$33.026	$27.051	$31.038	$29.114	$26.439	$27.953	$26.937	$21.502	$19.322
Number of Accumulation Units outstanding at end of period (in thousands)	86	110	137	163	206	259	360	474	732	1,014
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$32.211	$26.423	$30.363	$28.523	$25.941	$27.468	$26.510	$21.192	$19.073	$20.052
Accumulation Unit Value at end of period	$30.163	$32.211	$26.423	$30.363	$28.523	$25.941	$27.468	$26.510	$21.192	$19.073
Number of Accumulation Units outstanding at end of period (in thousands)	40	42	53	61	70	88	107	124	161	233
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$31.678	$26.012	$29.920	$28.136	$25.614	$27.149	$26.228	$20.988	$18.908	$19.898
Accumulation Unit Value at end of period	$29.635	$31.678	$26.012	$29.920	$28.136	$25.614	$27.149	$26.228	$20.988	$18.908
Number of Accumulation Units outstanding at end of period (in thousands)	63	68	76	76	80	102	120	127	162	130
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$31.415	$25.809	$29.702	$27.944	$25.453	$26.991	$26.089	$20.887	$18.826	$19.822
Accumulation Unit Value at end of period	$29.374	$31.415	$25.809	$29.702	$27.944	$25.453	$26.991	$26.089	$20.887	$18.826
Number of Accumulation Units outstanding at end of period (in thousands)	29	33	43	54	63	78	91	168	246	327
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.133	$24.817	$28.632	$27.006	$24.659	$26.215	$25.402	$20.388	$18.422	$19.446
Accumulation Unit Value at end of period	$28.105	$30.133	$24.817	$28.632	$27.006	$24.659	$26.215	$25.402	$20.388	$18.422
Number of Accumulation Units outstanding at end of period (in thousands)	51	55	65	69	82	97	105	107	83	110

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.861	$25.520	$28.446	$26.611	$23.241	$24.780	$23.447	$18.529	$16.439	$16.838
Accumulation Unit Value at end of period	$28.911	$30.861	$25.520	$28.446	$26.611	$23.241	$24.780	$23.447	$18.529	$16.439
Number of Accumulation Units outstanding at end of period (in thousands)	1,032	1,119	1,312	1,534	1,762	2,123	2,730	3,657	4,982	6,172
With Principal First Preferred
Accumulation Unit Value at beginning of period	$26.729	$22.147	$24.736	$23.187	$20.291	$21.678	$20.553	$16.274	$14.468	$14.849
Accumulation Unit Value at end of period	$24.990	$26.729	$22.147	$24.736	$23.187	$20.291	$21.678	$20.553	$16.274	$14.468
Number of Accumulation Units outstanding at end of period (in thousands)	92	121	136	172	194	238	290	413	553	729
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$26.186	$21.720	$24.283	$22.785	$19.959	$21.344	$20.257	$16.056	$14.288	$14.679
Accumulation Unit Value at end of period	$24.459	$26.186	$21.720	$24.283	$22.785	$19.959	$21.344	$20.257	$16.056	$14.288
Number of Accumulation Units outstanding at end of period (in thousands)	240	270	300	354	391	449	542	679	853	1,083
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$24.964	$20.716	$23.173	$21.754	$19.065	$20.399	$19.370	$15.360	$13.676	$14.057
Accumulation Unit Value at end of period	$23.306	$24.964	$20.716	$23.173	$21.754	$19.065	$20.399	$19.370	$15.360	$13.676
Number of Accumulation Units outstanding at end of period (in thousands)	619	673	798	934	1,103	1,347	1,610	2,040	2,716	3,354
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.254	$20.157	$22.581	$21.230	$18.634	$19.968	$18.988	$15.081	$13.447	$13.842
Accumulation Unit Value at end of period	$22.608	$24.254	$20.157	$22.581	$21.230	$18.634	$19.968	$18.988	$15.081	$13.447
Number of Accumulation Units outstanding at end of period (in thousands)	573	677	821	1,047	1,378	1,740	2,338	3,206	4,521	6,170
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$24.254	$20.157	$22.581	$21.230	$18.634	$19.968	$18.988	$15.081	$13.447	$13.842
Accumulation Unit Value at end of period	$22.608	$24.254	$20.157	$22.581	$21.230	$18.634	$19.968	$18.988	$15.081	$13.447
Number of Accumulation Units outstanding at end of period (in thousands)	573	677	821	1,047	1,378	1,740	2,338	3,206	4,521	6,170
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$24.460	$20.358	$22.841	$21.507	$18.905	$20.289	$19.323	$15.369	$13.725	$14.150
Accumulation Unit Value at end of period	$22.766	$24.460	$20.358	$22.841	$21.507	$18.905	$20.289	$19.323	$15.369	$13.725
Number of Accumulation Units outstanding at end of period (in thousands)	189	207	248	286	326	393	495	608	753	1,061
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.214	$20.174	$22.656	$21.355	$18.790	$20.186	$19.244	$15.322	$13.696	$14.134
Accumulation Unit Value at end of period	$22.515	$24.214	$20.174	$22.656	$21.355	$18.790	$20.186	$19.244	$15.322	$13.696
Number of Accumulation Units outstanding at end of period (in thousands)	310	354	386	427	483	555	589	586	467	468
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.829	$19.863	$22.318	$21.046	$18.528	$19.914	$18.994	$15.131	$13.532	$13.972
Accumulation Unit Value at end of period	$22.145	$23.829	$19.863	$22.318	$21.046	$18.528	$19.914	$18.994	$15.131	$13.532
Number of Accumulation Units outstanding at end of period (in thousands)	187	214	250	303	358	435	512	680	931	1,194
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.972	$18.361	$20.682	$19.553	$17.256	$18.594	$17.779	$14.198	$12.730	$13.176
Accumulation Unit Value at end of period	$20.369	$21.972	$18.361	$20.682	$19.553	$17.256	$18.594	$17.779	$14.198	$12.730
Number of Accumulation Units outstanding at end of period (in thousands)	110	138	160	176	184	204	232	229	218	246

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$36.439	$28.580	$30.517	$25.657	$22.411	$23.575	$21.979	$17.177	$15.551	$14.870
Accumulation Unit Value at end of period	$41.692	$36.439	$28.580	$30.517	$25.657	$22.411	$23.575	$21.979	$17.177	$15.551
Number of Accumulation Units outstanding at end of period (in thousands)	968	1,091	1,317	1,564	1,801	2,129	2,754	3,645	5,209	5,929
With Principal First Preferred
Accumulation Unit Value at beginning of period	$35.244	$27.698	$29.635	$24.965	$21.850	$23.031	$21.515	$16.848	$15.283	$14.644
Accumulation Unit Value at end of period	$40.244	$35.244	$27.698	$29.635	$24.965	$21.850	$23.031	$21.515	$16.848	$15.283
Number of Accumulation Units outstanding at end of period (in thousands)	63	70	83	93	102	123	151	251	348	451
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$34.662	$27.268	$29.203	$24.626	$21.575	$22.764	$21.286	$16.686	$15.151	$14.532
Accumulation Unit Value at end of period	$39.540	$34.662	$27.268	$29.203	$24.626	$21.575	$22.764	$21.286	$16.686	$15.151
Number of Accumulation Units outstanding at end of period (in thousands)	197	221	260	307	364	413	553	737	898	1,045
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$34.374	$27.055	$28.990	$24.458	$21.439	$22.632	$21.173	$16.606	$15.086	$14.476
Accumulation Unit Value at end of period	$39.192	$34.374	$27.055	$28.990	$24.458	$21.439	$22.632	$21.173	$16.606	$15.086
Number of Accumulation Units outstanding at end of period (in thousands)	499	550	669	791	939	1,100	1,336	1,678	2,107	2,505
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$33.525	$26.426	$28.359	$23.962	$21.035	$22.239	$20.837	$16.366	$14.891	$14.311
Accumulation Unit Value at end of period	$38.166	$33.525	$26.426	$28.359	$23.962	$21.035	$22.239	$20.837	$16.366	$14.891
Number of Accumulation Units outstanding at end of period (in thousands)	417	502	622	770	957	1,203	1,602	2,241	3,070	4,079
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$33.525	$26.426	$28.359	$23.962	$21.035	$22.239	$20.837	$16.366	$14.891	$14.311
Accumulation Unit Value at end of period	$38.166	$33.525	$26.426	$28.359	$23.962	$21.035	$22.239	$20.837	$16.366	$14.891
Number of Accumulation Units outstanding at end of period (in thousands)	417	502	622	770	957	1,203	1,602	2,241	3,070	4,079
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$32.697	$25.812	$27.742	$23.476	$20.639	$21.853	$20.506	$16.131	$14.698	$14.147
Accumulation Unit Value at end of period	$37.168	$32.697	$25.812	$27.742	$23.476	$20.639	$21.853	$20.506	$16.131	$14.698
Number of Accumulation Units outstanding at end of period (in thousands)	169	200	235	266	311	367	432	514	622	764
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$32.157	$25.411	$27.338	$23.157	$20.379	$21.599	$20.288	$15.976	$14.571	$14.039
Accumulation Unit Value at end of period	$36.517	$32.157	$25.411	$27.338	$23.157	$20.379	$21.599	$20.288	$15.976	$14.571
Number of Accumulation Units outstanding at end of period (in thousands)	299	332	376	517	568	484	563	509	408	370
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$31.890	$25.212	$27.138	$22.999	$20.250	$21.474	$20.180	$15.898	$14.508	$13.985
Accumulation Unit Value at end of period	$36.196	$31.890	$25.212	$27.138	$22.999	$20.250	$21.474	$20.180	$15.898	$14.508
Number of Accumulation Units outstanding at end of period (in thousands)	127	145	168	186	241	275	345	435	646	856
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.588	$24.244	$26.161	$22.226	$19.619	$20.856	$19.649	$15.519	$14.197	$13.719
Accumulation Unit Value at end of period	$34.631	$30.588	$24.244	$26.161	$22.226	$19.619	$20.856	$19.649	$15.519	$14.197
Number of Accumulation Units outstanding at end of period (in thousands)	97	114	133	146	161	173	179	185	185	164

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.013	$16.055	$18.679	$17.110	$13.321	$14.579	$14.693	$10.932	$9.359	$9.857
Accumulation Unit Value at end of period	$20.769	$20.013	$16.055	$18.679	$17.110	$13.321	$14.579	$14.693	$10.932	$9.359
Number of Accumulation Units outstanding at end of period (in thousands)	64	63	79	87	117	133	200	264	227	243
With Principal First Preferred
Accumulation Unit Value at beginning of period	$19.528	$15.697	$18.298	$16.795	$13.102	$14.368	$14.510	$10.817	$9.279	$9.793
Accumulation Unit Value at end of period	$20.225	$19.528	$15.697	$18.298	$16.795	$13.102	$14.368	$14.510	$10.817	$9.279
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	8	9	11	12	14	22	20	39
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.289	$15.521	$18.111	$16.640	$12.994	$14.264	$14.419	$10.760	$9.240	$9.761
Accumulation Unit Value at end of period	$19.958	$19.289	$15.521	$18.111	$16.640	$12.994	$14.264	$14.419	$10.760	$9.240
Number of Accumulation Units outstanding at end of period (in thousands)	17	18	26	30	33	41	53	72	53	81
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.171	$15.433	$18.018	$16.563	$12.940	$14.212	$14.374	$10.731	$9.220	$9.745
Accumulation Unit Value at end of period	$19.826	$19.171	$15.433	$18.018	$16.563	$12.940	$14.212	$14.374	$10.731	$9.220
Number of Accumulation Units outstanding at end of period (in thousands)	61	69	80	112	130	117	136	155	127	155
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.821	$15.174	$17.742	$16.334	$12.781	$14.058	$14.239	$10.647	$9.161	$9.697
Accumulation Unit Value at end of period	$19.435	$18.821	$15.174	$17.742	$16.334	$12.781	$14.058	$14.239	$10.647	$9.161
Number of Accumulation Units outstanding at end of period (in thousands)	28	29	39	45	59	57	76	132	172	231
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$18.821	$15.174	$17.742	$16.334	$12.781	$14.058	$14.239	$10.647	$9.161	$9.697
Accumulation Unit Value at end of period	$19.435	$18.821	$15.174	$17.742	$16.334	$12.781	$14.058	$14.239	$10.647	$9.161
Number of Accumulation Units outstanding at end of period (in thousands)	28	29	39	45	59	57	76	132	172	231
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.477	$14.920	$17.471	$16.108	$12.623	$13.905	$14.105	$10.563	$9.102	$9.649
Accumulation Unit Value at end of period	$19.051	$18.477	$14.920	$17.471	$16.108	$12.623	$13.905	$14.105	$10.563	$9.102
Number of Accumulation Units outstanding at end of period (in thousands)	16	20	23	26	43	35	40	85	93	113
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.252	$14.752	$17.292	$15.959	$12.519	$13.804	$14.017	$10.507	$9.063	$9.617
Accumulation Unit Value at end of period	$18.800	$18.252	$14.752	$17.292	$15.959	$12.519	$13.804	$14.017	$10.507	$9.063
Number of Accumulation Units outstanding at end of period (in thousands)	24	29	28	29	40	45	48	49	45	26
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.140	$14.669	$17.204	$15.885	$12.467	$13.754	$13.973	$10.479	$9.044	$9.602
Accumulation Unit Value at end of period	$18.676	$18.140	$14.669	$17.204	$15.885	$12.467	$13.754	$13.973	$10.479	$9.044
Number of Accumulation Units outstanding at end of period (in thousands)	10	12	13	15	19	16	21	30	61	105
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.592	$14.261	$16.767	$15.521	$12.211	$13.506	$13.755	$10.342	$8.948	$9.523
Accumulation Unit Value at end of period	$18.066	$17.592	$14.261	$16.767	$15.521	$12.211	$13.506	$13.755	$10.342	$8.948
Number of Accumulation Units outstanding at end of period (in thousands)	15	17	21	24	50	46	59	56	27	25

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.527	$23.542	$25.216	$21.054	$20.486	$21.331	$20.118	$14.760	$13.496	$14.374
Accumulation Unit Value at end of period	$46.712	$30.527	$23.542	$25.216	$21.054	$20.486	$21.331	$20.118	$14.760	$13.496
Number of Accumulation Units outstanding at end of period (in thousands)	174	220	277	324	377	432	544	745	832	985
With Principal First Preferred
Accumulation Unit Value at beginning of period	$30.806	$23.804	$25.549	$21.374	$20.839	$21.742	$20.546	$15.104	$13.838	$14.768
Accumulation Unit Value at end of period	$47.044	$30.806	$23.804	$25.549	$21.374	$20.839	$21.742	$20.546	$15.104	$13.838
Number of Accumulation Units outstanding at end of period (in thousands)	8	11	15	19	24	27	35	47	69	81
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$30.181	$23.344	$25.080	$21.003	$20.497	$21.407	$20.250	$14.902	$13.666	$14.599
Accumulation Unit Value at end of period	$46.043	$30.181	$23.344	$25.080	$21.003	$20.497	$21.407	$20.250	$14.902	$13.666
Number of Accumulation Units outstanding at end of period (in thousands)	61	70	79	89	97	117	162	208	254	343
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$17.394	$13.461	$14.469	$12.123	$11.837	$12.369	$11.706	$8.618	$7.908	$8.452
Accumulation Unit Value at end of period	$26.522	$17.394	$13.461	$14.469	$12.123	$11.837	$12.369	$11.706	$8.618	$7.908
Number of Accumulation Units outstanding at end of period (in thousands)	301	335	372	443	526	601	718	888	1,030	1,290
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.899	$13.097	$14.099	$11.831	$11.569	$12.107	$11.476	$8.461	$7.776	$8.323
Accumulation Unit Value at end of period	$25.729	$16.899	$13.097	$14.099	$11.831	$11.569	$12.107	$11.476	$8.461	$7.776
Number of Accumulation Units outstanding at end of period (in thousands)	135	165	201	244	301	358	494	658	1,001	1,339
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$16.899	$13.097	$14.099	$11.831	$11.569	$12.107	$11.476	$8.461	$7.776	$8.323
Accumulation Unit Value at end of period	$25.729	$16.899	$13.097	$14.099	$11.831	$11.569	$12.107	$11.476	$8.461	$7.776
Number of Accumulation Units outstanding at end of period (in thousands)	135	165	201	244	301	358	494	658	1,001	1,339
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$28.190	$21.881	$23.590	$19.825	$19.415	$20.348	$19.316	$14.264	$13.127	$14.073
Accumulation Unit Value at end of period	$42.856	$28.190	$21.881	$23.590	$19.825	$19.415	$20.348	$19.316	$14.264	$13.127
Number of Accumulation Units outstanding at end of period (in thousands)	73	81	98	111	126	147	167	207	272	388
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.907	$21.683	$23.400	$19.685	$19.298	$20.245	$19.238	$14.220	$13.100	$14.058
Accumulation Unit Value at end of period	$42.383	$27.907	$21.683	$23.400	$19.685	$19.298	$20.245	$19.238	$14.220	$13.100
Number of Accumulation Units outstanding at end of period (in thousands)	88	99	109	118	109	131	207	190	157	140
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$27.463	$21.349	$23.051	$19.400	$19.028	$19.973	$18.988	$14.043	$12.943	$13.896
Accumulation Unit Value at end of period	$41.688	$27.463	$21.349	$23.051	$19.400	$19.028	$19.973	$18.988	$14.043	$12.943
Number of Accumulation Units outstanding at end of period (in thousands)	72	81	101	116	149	171	188	232	316	384
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.309	$11.930	$12.914	$10.896	$10.714	$11.274	$10.745	$7.966	$7.361	$7.922
Accumulation Unit Value at end of period	$23.180	$15.309	$11.930	$12.914	$10.896	$10.714	$11.274	$10.745	$7.966	$7.361
Number of Accumulation Units outstanding at end of period (in thousands)	104	128	152	173	163	194	200	203	228	238

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.347	$23.699	$24.490	$23.700	$22.191	$23.337	$23.163	$22.679	$20.321	$20.040
Accumulation Unit Value at end of period	$25.946	$25.347	$23.699	$24.490	$23.700	$22.191	$23.337	$23.163	$22.679	$20.321
Number of Accumulation Units outstanding at end of period (in thousands)	545	579	673	755	858	1,035	1,330	1,683	2,284	2,462
With Principal First Preferred
Accumulation Unit Value at beginning of period	$23.815	$22.312	$23.102	$22.402	$21.017	$22.147	$22.026	$21.609	$19.401	$19.171
Accumulation Unit Value at end of period	$24.329	$23.815	$22.312	$23.102	$22.402	$21.017	$22.147	$22.026	$21.609	$19.401
Number of Accumulation Units outstanding at end of period (in thousands)	45	50	54	62	70	82	103	148	199	254
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$23.332	$21.881	$22.679	$22.013	$20.673	$21.807	$21.709	$21.319	$19.160	$18.952
Accumulation Unit Value at end of period	$23.812	$23.332	$21.881	$22.679	$22.013	$20.673	$21.807	$21.709	$21.319	$19.160
Number of Accumulation Units outstanding at end of period (in thousands)	159	169	196	222	234	274	370	462	611	722
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$22.269	$20.895	$21.667	$21.042	$19.771	$20.865	$20.782	$20.419	$18.360	$18.170
Accumulation Unit Value at end of period	$22.716	$22.269	$20.895	$21.667	$21.042	$19.771	$20.865	$20.782	$20.419	$18.360
Number of Accumulation Units outstanding at end of period (in thousands)	361	404	462	526	583	701	858	1,041	1,468	1,617
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.636	$20.331	$21.114	$20.536	$19.324	$20.424	$20.374	$20.048	$18.053	$17.893
Accumulation Unit Value at end of period	$22.036	$21.636	$20.331	$21.114	$20.536	$19.324	$20.424	$20.374	$20.048	$18.053
Number of Accumulation Units outstanding at end of period (in thousands)	217	241	300	372	461	582	777	1,175	1,736	2,107
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$21.636	$20.331	$21.114	$20.536	$19.324	$20.424	$20.374	$20.048	$18.053	$17.893
Accumulation Unit Value at end of period	$22.036	$21.636	$20.331	$21.114	$20.536	$19.324	$20.424	$20.374	$20.048	$18.053
Number of Accumulation Units outstanding at end of period (in thousands)	217	241	300	372	461	582	777	1,175	1,736	2,107
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$21.794	$20.510	$21.332	$20.779	$19.583	$20.728	$20.708	$20.407	$18.405	$18.269
Accumulation Unit Value at end of period	$22.164	$21.794	$20.510	$21.332	$20.779	$19.583	$20.728	$20.708	$20.407	$18.405
Number of Accumulation Units outstanding at end of period (in thousands)	113	124	138	153	167	193	271	337	433	633
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.575	$20.324	$21.160	$20.632	$19.464	$20.623	$20.624	$20.344	$18.366	$18.249
Accumulation Unit Value at end of period	$21.920	$21.575	$20.324	$21.160	$20.632	$19.464	$20.623	$20.624	$20.344	$18.366
Number of Accumulation Units outstanding at end of period (in thousands)	192	214	233	285	265	286	362	378	378	361
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.232	$20.011	$20.845	$20.334	$19.192	$20.346	$20.356	$20.091	$18.146	$18.040
Accumulation Unit Value at end of period	$21.560	$21.232	$20.011	$20.845	$20.334	$19.192	$20.346	$20.356	$20.091	$18.146
Number of Accumulation Units outstanding at end of period (in thousands)	97	116	138	178	208	258	323	430	655	824
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.600	$18.520	$19.339	$18.913	$17.896	$19.019	$19.076	$18.875	$17.091	$17.033
Accumulation Unit Value at end of period	$19.854	$19.600	$18.520	$19.339	$18.913	$17.896	$19.019	$19.076	$18.875	$17.091
Number of Accumulation Units outstanding at end of period (in thousands)	159	181	209	244	265	292	333	347	245	308

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.084	$1.069	$1.067	$1.070	$1.074	$1.088	$1.101	$1.116	$1.132	$1.147
Accumulation Unit Value at end of period	$1.085	$1.084	$1.069	$1.067	$1.070	$1.074	$1.088	$1.101	$1.116	$1.132
Number of Accumulation Units outstanding at end of period (in thousands)	6,224	6,884	7,279	8,219	8,785	10,247	13,289	17,307	28,705	32,805
With Principal First Preferred
Accumulation Unit Value at beginning of period	$1.046	$1.034	$1.034	$1.039	$1.045	$1.060	$1.076	$1.093	$1.110	$1.127
Accumulation Unit Value at end of period	$1.045	$1.046	$1.034	$1.034	$1.039	$1.045	$1.060	$1.076	$1.093	$1.110
Number of Accumulation Units outstanding at end of period (in thousands)	967	1,040	1,082	1,144	1,111	1,352	2,200	2,601	4,111	4,084
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.025	$1.014	$1.015	$1.021	$1.028	$1.044	$1.060	$1.078	$1.096	$1.114
Accumulation Unit Value at end of period	$1.023	$1.025	$1.014	$1.015	$1.021	$1.028	$1.044	$1.060	$1.078	$1.096
Number of Accumulation Units outstanding at end of period (in thousands)	2,252	2,161	2,581	2,621	2,767	3,216	3,912	7,147	11,972	17,209
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$0.967	$0.957	$0.958	$0.965	$0.972	$0.988	$1.004	$1.021	$1.038	$1.056
Accumulation Unit Value at end of period	$0.965	$0.967	$0.957	$0.958	$0.965	$0.972	$0.988	$1.004	$1.021	$1.038
Number of Accumulation Units outstanding at end of period (in thousands)	3,652	4,236	4,862	5,717	5,900	7,107	9,089	12,718	24,333	33,496
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$0.940	$0.931	$0.934	$0.942	$0.950	$0.967	$0.984	$1.002	$1.021	$1.040
Accumulation Unit Value at end of period	$0.936	$0.940	$0.931	$0.934	$0.942	$0.950	$0.967	$0.984	$1.002	$1.021
Number of Accumulation Units outstanding at end of period (in thousands)	4,087	4,601	5,218	6,132	7,887	9,047	13,309	16,548	29,110	31,145
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$0.940	$0.931	$0.934	$0.942	$0.950	$0.967	$0.984	$1.002	$1.021	$1.040
Accumulation Unit Value at end of period	$0.936	$0.940	$0.931	$0.934	$0.942	$0.950	$0.967	$0.984	$1.002	$1.021
Number of Accumulation Units outstanding at end of period (in thousands)	4,087	4,601	5,218	6,132	7,887	9,047	13,309	16,548	29,110	31,145
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$0.958	$0.950	$0.954	$0.964	$0.974	$0.992	$1.011	$1.032	$1.053	$1.074
Accumulation Unit Value at end of period	$0.952	$0.958	$0.950	$0.954	$0.964	$0.974	$0.992	$1.011	$1.032	$1.053
Number of Accumulation Units outstanding at end of period (in thousands)	1,161	1,292	1,923	1,997	3,367	3,633	3,832	6,544	9,778	16,084
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$0.948	$0.942	$0.947	$0.957	$0.968	$0.987	$1.007	$1.029	$1.051	$1.073
Accumulation Unit Value at end of period	$0.942	$0.948	$0.942	$0.947	$0.957	$0.968	$0.987	$1.007	$1.029	$1.051
Number of Accumulation Units outstanding at end of period (in thousands)	1,945	2,106	2,450	2,001	2,143	1,976	2,390	2,993	3,108	3,260
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$0.933	$0.927	$0.933	$0.943	$0.955	$0.974	$0.994	$1.016	$1.038	$1.061
Accumulation Unit Value at end of period	$0.926	$0.933	$0.927	$0.933	$0.943	$0.955	$0.974	$0.994	$1.016	$1.038
Number of Accumulation Units outstanding at end of period (in thousands)	2,471	2,189	2,117	2,309	2,692	3,038	4,027	6,045	8,966	15,720
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$0.851	$0.848	$0.855	$0.867	$0.880	$0.900	$0.921	$0.943	$0.966	$0.990
Accumulation Unit Value at end of period	$0.843	$0.851	$0.848	$0.855	$0.867	$0.880	$0.900	$0.921	$0.943	$0.966
Number of Accumulation Units outstanding at end of period (in thousands)	793	643	863	896	833	793	939	1,367	2,578	3,417

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.400	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	19	—	—	—	—	—	—	—	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$10.000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.376	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.364	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	19	—	—	—	—	—	—	—	—	—
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.358	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	31	—	—	—	—	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.340	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$10.000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.340	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.322	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	—	—	—	—	—	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.310	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.304	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.274	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	—	—	—	—	—	—	—	—	—

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.789	$19.114	$20.102	$16.001	$15.858	$15.308	$14.308	$10.349	$9.223	$10.727
Accumulation Unit Value at end of period	$36.220	$25.789	$19.114	$20.102	$16.001	$15.858	$15.308	$14.308	$10.349	$9.223
Number of Accumulation Units outstanding at end of period (in thousands)	89	85	94	104	124	142	169	221	291	159
With Principal First Preferred
Accumulation Unit Value at beginning of period	$25.340	$18.818	$19.831	$15.816	$15.707	$15.192	$14.228	$10.312	$9.208	$10.724
Accumulation Unit Value at end of period	$35.518	$25.340	$18.818	$19.831	$15.816	$15.707	$15.192	$14.228	$10.312	$9.208
Number of Accumulation Units outstanding at end of period (in thousands)	2	4	6	6	8	10	13	21	31	21
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$25.118	$18.672	$19.697	$15.725	$15.632	$15.135	$14.189	$10.293	$9.201	$10.723
Accumulation Unit Value at end of period	$35.172	$25.118	$18.672	$19.697	$15.725	$15.632	$15.135	$14.189	$10.293	$9.201
Number of Accumulation Units outstanding at end of period (in thousands)	42	48	52	56	59	68	75	89	130	67
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$25.008	$18.600	$19.630	$15.680	$15.595	$15.106	$14.169	$10.284	$9.197	$10.722
Accumulation Unit Value at end of period	$35.000	$25.008	$18.600	$19.630	$15.680	$15.595	$15.106	$14.169	$10.284	$9.197
Number of Accumulation Units outstanding at end of period (in thousands)	67	77	92	107	120	143	165	207	301	187
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.681	$18.384	$19.431	$15.544	$15.483	$15.020	$14.110	$10.256	$9.186	$10.720
Accumulation Unit Value at end of period	$34.490	$24.681	$18.384	$19.431	$15.544	$15.483	$15.020	$14.110	$10.256	$9.186
Number of Accumulation Units outstanding at end of period (in thousands)	34	46	56	74	81	103	123	177	248	96
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$24.681	$18.384	$19.431	$15.544	$15.483	$15.020	$14.110	$10.256	$9.186	$10.720
Accumulation Unit Value at end of period	$34.490	$24.681	$18.384	$19.431	$15.544	$15.483	$15.020	$14.110	$10.256	$9.186
Number of Accumulation Units outstanding at end of period (in thousands)	34	46	56	74	81	103	123	177	248	96
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$24.357	$18.170	$19.234	$15.409	$15.372	$14.935	$14.051	$10.229	$9.176	$10.718
Accumulation Unit Value at end of period	$33.987	$24.357	$18.170	$19.234	$15.409	$15.372	$14.935	$14.051	$10.229	$9.176
Number of Accumulation Units outstanding at end of period (in thousands)	43	51	56	66	74	82	95	112	158	86
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.144	$18.029	$19.104	$15.320	$15.299	$14.879	$14.012	$10.210	$9.168	$10.717
Accumulation Unit Value at end of period	$33.656	$24.144	$18.029	$19.104	$15.320	$15.299	$14.879	$14.012	$10.210	$9.168
Number of Accumulation Units outstanding at end of period (in thousands)	89	126	38	41	39	42	32	25	39	8
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.038	$17.959	$19.040	$15.276	$15.262	$14.850	$13.992	$10.201	$9.165	$10.716
Accumulation Unit Value at end of period	$33.492	$24.038	$17.959	$19.040	$15.276	$15.262	$14.850	$13.992	$10.201	$9.165
Number of Accumulation Units outstanding at end of period (in thousands)	33	38	47	59	66	79	95	107	169	101
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.516	$17.613	$18.719	$15.057	$15.081	$14.710	$13.895	$10.156	$9.146	$10.713
Accumulation Unit Value at end of period	$32.682	$23.516	$17.613	$18.719	$15.057	$15.081	$14.710	$13.895	$10.156	$9.146
Number of Accumulation Units outstanding at end of period (in thousands)	32	41	45	53	54	60	60	71	79	50

Sub-Account		As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.242	$20.515	$23.865	$22.054	$19.401	$21.695	$20.086	$15.201	$13.160	$13.230
Accumulation Unit Value at end of period	$25.117	$25.242	$20.515	$23.865	$22.054	$19.401	$21.695	$20.086	$15.201	$13.160
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	2	2	2	2	1
With Principal First Preferred
Accumulation Unit Value at beginning of period	$24.504	$19.955	$23.260	$21.538	$18.985	$21.273	$19.734	$14.964	$12.981	$13.076
Accumulation Unit Value at end of period	$24.334	$24.504	$19.955	$23.260	$21.538	$18.985	$21.273	$19.734	$14.964	$12.981
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$24.143	$19.681	$22.963	$21.285	$18.780	$21.064	$19.561	$14.848	$12.893	$13.000
Accumulation Unit Value at end of period	$23.952	$24.143	$19.681	$22.963	$21.285	$18.780	$21.064	$19.561	$14.848	$12.893
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.437	$19.144	$22.381	$20.787	$18.378	$20.654	$19.218	$14.617	$12.718	$12.849
Accumulation Unit Value at end of period	$23.205	$23.437	$19.144	$22.381	$20.787	$18.378	$20.654	$19.218	$14.617	$12.718
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$23.437	$19.144	$22.381	$20.787	$18.378	$20.654	$19.218	$14.617	$12.718	$12.849
Accumulation Unit Value at end of period	$23.205	$23.437	$19.144	$22.381	$20.787	$18.378	$20.654	$19.218	$14.617	$12.718
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.709	$25.147	$29.473	$27.441	$24.322	$27.403	$25.562	$19.490	$17.000	$17.219
Accumulation Unit Value at end of period	$30.329	$30.709	$25.147	$29.473	$27.441	$24.322	$27.403	$25.562	$19.490	$17.000
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.417	$18.366	$21.536	$20.062	$17.790	$20.054	$18.715	$14.277	$12.460	$12.626
Accumulation Unit Value at end of period	$22.129	$22.417	$18.366	$21.536	$20.062	$17.790	$20.054	$18.715	$14.277	$12.460
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.705	$24.397	$28.680	$26.783	$23.810	$26.907	$25.174	$19.252	$16.843	$17.111
Accumulation Unit Value at end of period	$29.249	$29.705	$24.397	$28.680	$26.783	$23.810	$26.907	$25.174	$19.252	$16.843
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$32.310	$26.211	$30.317	$26.136	$22.644	$24.468	$22.731	$16.984	$14.476	$14.988
Accumulation Unit Value at end of period	$31.530	$32.310	$26.211	$30.317	$26.136	$22.644	$24.468	$22.731	$16.984	$14.476
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	2	2	4	7	7	7
With Principal First Preferred
Accumulation Unit Value at beginning of period	$31.365	$25.496	$29.549	$25.524	$22.159	$23.991	$22.333	$16.720	$14.279	$14.814
Accumulation Unit Value at end of period	$30.547	$31.365	$25.496	$29.549	$25.524	$22.159	$23.991	$22.333	$16.720	$14.279
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$30.904	$25.146	$29.172	$25.224	$21.920	$23.756	$22.137	$16.590	$14.182	$14.728
Accumulation Unit Value at end of period	$30.067	$30.904	$25.146	$29.172	$25.224	$21.920	$23.756	$22.137	$16.590	$14.182
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$29.890	$24.370	$28.328	$24.544	$21.371	$23.208	$21.669	$16.272	$13.938	$14.504
Accumulation Unit Value at end of period	$29.023	$29.890	$24.370	$28.328	$24.544	$21.371	$23.208	$21.669	$16.272	$13.938
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	2	2	6
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$29.890	$24.370	$28.328	$24.544	$21.371	$23.208	$21.669	$16.272	$13.938	$14.504
Accumulation Unit Value at end of period	$29.023	$29.890	$24.370	$28.328	$24.544	$21.371	$23.208	$21.669	$16.272	$13.938
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	2	2	6
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.153	$24.645	$28.720	$24.945	$21.775	$23.706	$22.190	$16.704	$14.344	$14.964
Accumulation Unit Value at end of period	$29.205	$30.153	$24.645	$28.720	$24.945	$21.775	$23.706	$22.190	$16.704	$14.344
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$28.433	$23.251	$27.109	$23.558	$20.574	$22.410	$20.987	$15.807	$13.580	$14.174
Accumulation Unit Value at end of period	$27.525	$28.433	$23.251	$27.109	$23.558	$20.574	$22.410	$20.987	$15.807	$13.580
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	2	2
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.166	$23.910	$27.948	$24.347	$21.317	$23.277	$21.854	$16.501	$14.212	$14.870
Accumulation Unit Value at end of period	$28.165	$29.166	$23.910	$27.948	$24.347	$21.317	$23.277	$21.854	$16.501	$14.212
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	2	2	—	—

Sub-Account		As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.098	$18.153	$20.308	$18.188	$16.719	$17.984	$16.855	$13.218	$11.764	$11.932
Accumulation Unit Value at end of period	$25.944	$23.098	$18.153	$20.308	$18.188	$16.719	$17.984	$16.855	$13.218	$11.764
Number of Accumulation Units outstanding at end of period (in thousands)	203	227	269	292	329	401	488	644	633	771
With Principal First Preferred
Accumulation Unit Value at beginning of period	$22.422	$17.658	$19.793	$17.762	$16.361	$17.634	$16.560	$13.012	$11.605	$11.793
Accumulation Unit Value at end of period	$25.136	$22.422	$17.658	$19.793	$17.762	$16.361	$17.634	$16.560	$13.012	$11.605
Number of Accumulation Units outstanding at end of period (in thousands)	14	17	21	26	32	43	51	66	106	151
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$22.092	$17.415	$19.541	$17.553	$16.184	$17.461	$16.414	$12.911	$11.526	$11.725
Accumulation Unit Value at end of period	$24.741	$22.092	$17.415	$19.541	$17.553	$16.184	$17.461	$16.414	$12.911	$11.526
Number of Accumulation Units outstanding at end of period (in thousands)	59	72	87	102	118	152	173	229	283	351
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$21.929	$17.295	$19.416	$17.450	$16.097	$17.375	$16.342	$12.860	$11.486	$11.691
Accumulation Unit Value at end of period	$24.546	$21.929	$17.295	$19.416	$17.450	$16.097	$17.375	$16.342	$12.860	$11.486
Number of Accumulation Units outstanding at end of period (in thousands)	132	144	166	182	204	265	321	414	542	648
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.446	$16.940	$19.046	$17.143	$15.837	$17.121	$16.127	$12.710	$11.369	$11.589
Accumulation Unit Value at end of period	$23.969	$21.446	$16.940	$19.046	$17.143	$15.837	$17.121	$16.127	$12.710	$11.369
Number of Accumulation Units outstanding at end of period (in thousands)	121	144	177	216	266	332	407	530	847	1,199
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$21.446	$16.940	$19.046	$17.143	$15.837	$17.121	$16.127	$12.710	$11.369	$11.589
Accumulation Unit Value at end of period	$23.969	$21.446	$16.940	$19.046	$17.143	$15.837	$17.121	$16.127	$12.710	$11.369
Number of Accumulation Units outstanding at end of period (in thousands)	121	144	177	216	266	332	407	530	847	1,199
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$20.974	$16.592	$18.682	$16.841	$15.582	$16.870	$15.914	$12.561	$11.253	$11.488
Accumulation Unit Value at end of period	$23.407	$20.974	$16.592	$18.682	$16.841	$15.582	$16.870	$15.914	$12.561	$11.253
Number of Accumulation Units outstanding at end of period (in thousands)	36	41	39	52	56	72	85	106	164	262
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.666	$16.364	$18.444	$16.643	$15.414	$16.705	$15.774	$12.463	$11.176	$11.421
Accumulation Unit Value at end of period	$23.039	$20.666	$16.364	$18.444	$16.643	$15.414	$16.705	$15.774	$12.463	$11.176
Number of Accumulation Units outstanding at end of period (in thousands)	101	120	135	166	174	185	200	208	229	302
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.513	$16.251	$18.326	$16.544	$15.331	$16.623	$15.705	$12.415	$11.138	$11.387
Accumulation Unit Value at end of period	$22.857	$20.513	$16.251	$18.326	$16.544	$15.331	$16.623	$15.705	$12.415	$11.138
Number of Accumulation Units outstanding at end of period (in thousands)	55	64	81	99	112	142	176	244	345	493
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.766	$15.698	$17.747	$16.062	$14.921	$16.219	$15.362	$12.174	$10.949	$11.222
Accumulation Unit Value at end of period	$21.970	$19.766	$15.698	$17.747	$16.062	$14.921	$16.219	$15.362	$12.174	$10.949
Number of Accumulation Units outstanding at end of period (in thousands)	45	51	62	68	76	82	87	107	121	140

Sub-Account		As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. Diversified Dividend Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.018	$17.887	$19.666	$18.398	$16.281	$16.208	$14.598	$11.315	$9.689	$10.615
Accumulation Unit Value at end of period	$21.694	$22.018	$17.887	$19.666	$18.398	$16.281	$16.208	$14.598	$11.315	$9.689
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$21.635	$17.610	$19.401	$18.186	$16.126	$16.086	$14.517	$11.275	$9.674	$10.612
Accumulation Unit Value at end of period	$21.273	$21.635	$17.610	$19.401	$18.186	$16.126	$16.086	$14.517	$11.275	$9.674
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.445	$17.473	$19.270	$18.081	$16.049	$16.025	$14.477	$11.255	$9.666	$10.611
Accumulation Unit Value at end of period	$21.066	$21.445	$17.473	$19.270	$18.081	$16.049	$16.025	$14.477	$11.255	$9.666
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.071	$17.203	$19.010	$17.873	$15.896	$15.904	$14.396	$11.214	$9.651	$10.608
Accumulation Unit Value at end of period	$20.657	$21.071	$17.203	$19.010	$17.873	$15.896	$15.904	$14.396	$11.214	$9.651
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$21.071	$17.203	$19.010	$17.873	$15.896	$15.904	$14.396	$11.214	$9.651	$10.608
Accumulation Unit Value at end of period	$20.657	$21.071	$17.203	$19.010	$17.873	$15.896	$15.904	$14.396	$11.214	$9.651
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.613	$16.871	$18.690	$17.616	$15.706	$15.754	$14.296	$11.164	$9.632	$10.605
Accumulation Unit Value at end of period	$20.158	$20.613	$16.871	$18.690	$17.616	$15.706	$15.754	$14.296	$11.164	$9.632
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.523	$16.806	$18.626	$17.565	$15.669	$15.724	$14.276	$11.154	$9.628	$10.604
Accumulation Unit Value at end of period	$20.059	$20.523	$16.806	$18.626	$17.565	$15.669	$15.724	$14.276	$11.154	$9.628
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.077	$16.481	$18.313	$17.313	$15.482	$15.576	$14.177	$11.104	$9.609	$10.601
Accumulation Unit Value at end of period	$19.574	$20.077	$16.481	$18.313	$17.313	$15.482	$15.576	$14.177	$11.104	$9.609
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.534	$9.483	$9.465	$9.540	$9.661	$9.791	$9.923	$9.984	$—	$—
Accumulation Unit Value at end of period	$9.433	$9.534	$9.483	$9.465	$9.540	$9.661	$9.791	$9.923	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,304	1,181	1,265	1,450	1,405	1,533	2,095	449	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$9.409	$9.378	$9.379	$9.472	$9.611	$9.760	$9.911	$9.981	$—	$—
Accumulation Unit Value at end of period	$9.291	$9.409	$9.378	$9.379	$9.472	$9.611	$9.760	$9.911	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	153	152	171	168	181	234	278	80	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.347	$9.326	$9.336	$9.438	$9.586	$9.744	$9.905	$9.980	$—	$—
Accumulation Unit Value at end of period	$9.221	$9.347	$9.326	$9.336	$9.438	$9.586	$9.744	$9.905	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	392	442	456	277	336	546	600	189	—	—
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.316	$9.299	$9.315	$9.421	$9.574	$9.737	$9.902	$9.979	$—	$—
Accumulation Unit Value at end of period	$9.186	$9.316	$9.299	$9.315	$9.421	$9.574	$9.737	$9.902	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	740	630	587	599	682	367	445	204	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.225	$9.222	$9.251	$9.371	$9.536	$9.714	$9.894	$9.977	$—	$—
Accumulation Unit Value at end of period	$9.082	$9.225	$9.222	$9.251	$9.371	$9.536	$9.714	$9.894	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	465	482	595	612	618	687	970	205	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$9.225	$9.222	$9.251	$9.371	$9.536	$9.714	$9.894	$9.977	$—	$—
Accumulation Unit Value at end of period	$9.082	$9.225	$9.222	$9.251	$9.371	$9.536	$9.714	$9.894	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	465	482	595	612	618	687	970	205	—	—
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.134	$9.145	$9.187	$9.320	$9.500	$9.690	$9.885	$9.976	$—	$—
Accumulation Unit Value at end of period	$8.979	$9.134	$9.145	$9.187	$9.320	$9.500	$9.690	$9.885	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	228	195	191	197	228	189	176	203	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.074	$9.094	$9.145	$9.287	$9.475	$9.675	$9.879	$9.974	$—	$—
Accumulation Unit Value at end of period	$8.911	$9.074	$9.094	$9.145	$9.287	$9.475	$9.675	$9.879	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	405	333	401	327	443	291	200	89	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.044	$9.069	$9.124	$9.270	$9.463	$9.667	$9.876	$9.974	$—	$—
Accumulation Unit Value at end of period	$8.878	$9.044	$9.069	$9.124	$9.270	$9.463	$9.667	$9.876	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	169	170	203	129	132	122	138	40	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.896	$8.943	$9.020	$9.187	$9.402	$9.629	$9.862	$9.971	$—	$—
Accumulation Unit Value at end of period	$8.711	$8.896	$8.943	$9.020	$9.187	$9.402	$9.629	$9.862	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	224	58	85	59	69	17	54	12	—	—

Sub-Account		As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.464	$1.399	$1.410	$1.402	$1.403	$1.418	$1.380	$1.436	$1.420	$1.334
Accumulation Unit Value at end of period	$1.535	$1.464	$1.399	$1.410	$1.402	$1.403	$1.418	$1.380	$1.436	$1.420
Number of Accumulation Units outstanding at end of period (in thousands)	10,626	11,586	13,933	15,539	17,443	19,407	25,037	31,011	45,338	47,904
With Principal First Preferred
Accumulation Unit Value at beginning of period	$1.410	$1.350	$1.364	$1.358	$1.363	$1.379	$1.345	$1.403	$1.390	$1.309
Accumulation Unit Value at end of period	$1.475	$1.410	$1.350	$1.364	$1.358	$1.363	$1.379	$1.345	$1.403	$1.390
Number of Accumulation Units outstanding at end of period (in thousands)	1,315	1,311	1,529	1,734	1,872	2,376	2,887	3,712	4,834	5,467
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.384	$1.327	$1.341	$1.338	$1.343	$1.361	$1.329	$1.387	$1.376	$1.297
Accumulation Unit Value at end of period	$1.447	$1.384	$1.327	$1.341	$1.338	$1.343	$1.361	$1.329	$1.387	$1.376
Number of Accumulation Units outstanding at end of period (in thousands)	3,935	3,957	4,266	4,530	4,978	5,103	6,643	8,608	11,878	13,856
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.372	$1.316	$1.331	$1.327	$1.334	$1.352	$1.321	$1.379	$1.369	$1.291
Accumulation Unit Value at end of period	$1.433	$1.372	$1.316	$1.331	$1.327	$1.334	$1.352	$1.321	$1.379	$1.369
Number of Accumulation Units outstanding at end of period (in thousands)	6,581	6,491	8,036	9,042	9,419	10,623	14,326	16,290	23,717	25,297
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.335	$1.282	$1.299	$1.297	$1.306	$1.325	$1.297	$1.356	$1.348	$1.273
Accumulation Unit Value at end of period	$1.393	$1.335	$1.282	$1.299	$1.297	$1.306	$1.325	$1.297	$1.356	$1.348
Number of Accumulation Units outstanding at end of period (in thousands)	4,639	5,227	7,222	7,951	9,205	10,902	15,011	19,545	26,508	32,018
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$1.335	$1.282	$1.299	$1.297	$1.306	$1.325	$1.297	$1.356	$1.348	$1.273
Accumulation Unit Value at end of period	$1.393	$1.335	$1.282	$1.299	$1.297	$1.306	$1.325	$1.297	$1.356	$1.348
Number of Accumulation Units outstanding at end of period (in thousands)	4,639	5,227	7,222	7,951	9,205	10,902	15,011	19,545	26,508	32,018
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.299	$1.249	$1.267	$1.268	$1.278	$1.299	$1.273	$1.334	$1.328	$1.255
Accumulation Unit Value at end of period	$1.353	$1.299	$1.249	$1.267	$1.268	$1.278	$1.299	$1.273	$1.334	$1.328
Number of Accumulation Units outstanding at end of period (in thousands)	2,394	2,366	2,870	3,246	3,797	4,320	5,230	6,449	9,297	11,398
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.279	$1.231	$1.251	$1.253	$1.264	$1.286	$1.261	$1.323	$1.318	$1.247
Accumulation Unit Value at end of period	$1.331	$1.279	$1.231	$1.251	$1.253	$1.264	$1.286	$1.261	$1.323	$1.318
Number of Accumulation Units outstanding at end of period (in thousands)	3,959	4,175	4,049	4,292	4,265	4,439	4,828	4,669	4,735	4,689
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.265	$1.219	$1.238	$1.241	$1.252	$1.275	$1.251	$1.313	$1.309	$1.239
Accumulation Unit Value at end of period	$1.316	$1.265	$1.219	$1.238	$1.241	$1.252	$1.275	$1.251	$1.313	$1.309
Number of Accumulation Units outstanding at end of period (in thousands)	2,142	2,296	2,692	3,098	3,684	4,211	5,230	6,922	9,724	12,840
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.211	$1.169	$1.191	$1.196	$1.211	$1.236	$1.215	$1.278	$1.278	$1.213
Accumulation Unit Value at end of period	$1.256	$1.211	$1.169	$1.191	$1.196	$1.211	$1.236	$1.215	$1.278	$1.278
Number of Accumulation Units outstanding at end of period (in thousands)	1,801	2,381	2,805	3,210	2,968	3,261	3,666	4,466	5,984	6,045

Sub-Account		As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$32.302	$26.224	$30.762	$27.342	$23.205	$24.326	$22.422	$16.990	$15.060	$15.618
Accumulation Unit Value at end of period	$32.459	$32.302	$26.224	$30.762	$27.342	$23.205	$24.326	$22.422	$16.990	$15.060
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	2	3	3	3
With Principal First Preferred
Accumulation Unit Value at beginning of period	$31.358	$25.509	$29.982	$26.702	$22.707	$23.852	$22.030	$16.725	$14.855	$15.436
Accumulation Unit Value at end of period	$31.447	$31.358	$25.509	$29.982	$26.702	$22.707	$23.852	$22.030	$16.725	$14.855
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$30.896	$25.158	$29.600	$26.388	$22.463	$23.619	$21.836	$16.595	$14.754	$15.347
Accumulation Unit Value at end of period	$30.953	$30.896	$25.158	$29.600	$26.388	$22.463	$23.619	$21.836	$16.595	$14.754
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	1
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$29.749	$24.272	$28.615	$25.561	$21.802	$22.971	$21.279	$16.204	$14.435	$15.045
Accumulation Unit Value at end of period	$29.744	$29.749	$24.272	$28.615	$25.561	$21.802	$22.971	$21.279	$16.204	$14.435
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$29.749	$24.272	$28.615	$25.561	$21.802	$22.971	$21.279	$16.204	$14.435	$15.045
Accumulation Unit Value at end of period	$29.744	$29.749	$24.272	$28.615	$25.561	$21.802	$22.971	$21.279	$16.204	$14.435
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.738	$21.870	$25.848	$23.147	$19.792	$20.905	$19.414	$14.821	$13.236	$13.830
Accumulation Unit Value at end of period	$26.667	$26.738	$21.870	$25.848	$23.147	$19.792	$20.905	$19.414	$14.821	$13.236
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$28.224	$23.097	$27.312	$24.470	$20.934	$22.122	$20.555	$15.699	$14.028	$14.664
Accumulation Unit Value at end of period	$28.135	$28.224	$23.097	$27.312	$24.470	$20.934	$22.122	$20.555	$15.699	$14.028
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.863	$21.218	$25.152	$22.592	$19.376	$20.527	$19.120	$14.640	$13.114	$13.743
Accumulation Unit Value at end of period	$25.717	$25.863	$21.218	$25.152	$22.592	$19.376	$20.527	$19.120	$14.640	$13.114
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account		As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. High Yield Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.864	$1.824	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.900	$1.864	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$13.752	$13.462	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.990	$13.752	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.632	$13.346	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.854	$13.632	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.394	$13.119	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.585	$13.394	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$13.394	$13.119	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.585	$13.394	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.103	$12.840	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.257	$13.103	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.046	$12.785	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.192	$13.046	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.970	$1.931	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.987	$1.970	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. International Growth Fund - Series I
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.097	$2.442	$2.911	$2.398	$2.442	$2.535	$2.561	$2.181	$1.913	$2.079
Accumulation Unit Value at end of period	$3.483	$3.097	$2.442	$2.911	$2.398	$2.442	$2.535	$2.561	$2.181	$1.913
Number of Accumulation Units outstanding at end of period (in thousands)	1,918	2,220	2,729	3,084	3,665	4,171	5,502	7,081	8,346	9,422
With Principal First Preferred
Accumulation Unit Value at beginning of period	$2.983	$2.357	$2.815	$2.324	$2.371	$2.466	$2.497	$2.130	$1.873	$2.040
Accumulation Unit Value at end of period	$3.349	$2.983	$2.357	$2.815	$2.324	$2.371	$2.466	$2.497	$2.130	$1.873
Number of Accumulation Units outstanding at end of period (in thousands)	68	82	98	126	153	190	220	372	463	567
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.930	$2.316	$2.770	$2.289	$2.338	$2.434	$2.466	$2.107	$1.854	$2.021
Accumulation Unit Value at end of period	$3.285	$2.930	$2.316	$2.770	$2.289	$2.338	$2.434	$2.466	$2.107	$1.854
Number of Accumulation Units outstanding at end of period (in thousands)	342	381	409	440	534	580	752	974	1,119	1,284
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.903	$2.296	$2.747	$2.272	$2.321	$2.418	$2.451	$2.095	$1.844	$2.011
Accumulation Unit Value at end of period	$3.253	$2.903	$2.296	$2.747	$2.272	$2.321	$2.418	$2.451	$2.095	$1.844
Number of Accumulation Units outstanding at end of period (in thousands)	1,285	1,380	1,628	1,915	2,211	2,693	3,141	3,649	4,072	5,107
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.824	$2.238	$2.681	$2.220	$2.272	$2.370	$2.406	$2.060	$1.816	$1.984
Accumulation Unit Value at end of period	$3.161	$2.824	$2.238	$2.681	$2.220	$2.272	$2.370	$2.406	$2.060	$1.816
Number of Accumulation Units outstanding at end of period (in thousands)	465	527	710	773	973	1,342	1,791	2,339	3,139	3,862
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$2.824	$2.238	$2.681	$2.220	$2.272	$2.370	$2.406	$2.060	$1.816	$1.984
Accumulation Unit Value at end of period	$3.161	$2.824	$2.238	$2.681	$2.220	$2.272	$2.370	$2.406	$2.060	$1.816
Number of Accumulation Units outstanding at end of period (in thousands)	465	527	710	773	973	1,342	1,791	2,339	3,139	3,862
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.748	$2.180	$2.616	$2.170	$2.224	$2.323	$2.362	$2.025	$1.788	$1.956
Accumulation Unit Value at end of period	$3.071	$2.748	$2.180	$2.616	$2.170	$2.224	$2.323	$2.362	$2.025	$1.788
Number of Accumulation Units outstanding at end of period (in thousands)	308	330	402	466	553	659	788	962	936	1,264
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.706	$2.150	$2.582	$2.144	$2.199	$2.300	$2.341	$2.008	$1.775	$1.944
Accumulation Unit Value at end of period	$3.021	$2.706	$2.150	$2.582	$2.144	$2.199	$2.300	$2.341	$2.008	$1.775
Number of Accumulation Units outstanding at end of period (in thousands)	487	512	522	523	487	396	420	486	322	387
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.677	$2.127	$2.557	$2.124	$2.180	$2.280	$2.322	$1.994	$1.763	$1.932
Accumulation Unit Value at end of period	$2.987	$2.677	$2.127	$2.557	$2.124	$2.180	$2.280	$2.322	$1.994	$1.763
Number of Accumulation Units outstanding at end of period (in thousands)	94	129	153	177	313	384	470	635	952	1,170
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.562	$2.041	$2.459	$2.047	$2.107	$2.210	$2.256	$1.942	$1.721	$1.891
Accumulation Unit Value at end of period	$2.851	$2.562	$2.041	$2.459	$2.047	$2.107	$2.210	$2.256	$1.942	$1.721
Number of Accumulation Units outstanding at end of period (in thousands)	96	132	224	233	155	195	213	154	301	281

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. International Growth Fund - Series II
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.793	$10.902	$13.032	$10.763	$10.986	$11.434	$11.579	$9.886	$8.694	$10.333
Accumulation Unit Value at end of period	$15.478	$13.793	$10.902	$13.032	$10.763	$10.986	$11.434	$11.579	$9.886	$8.694
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	1	1	1	1	1
With Principal First Preferred
Accumulation Unit Value at beginning of period	$13.471	$10.668	$12.778	$10.574	$10.815	$11.279	$11.445	$9.791	$8.628	$10.268
Accumulation Unit Value at end of period	$15.086	$13.471	$10.668	$12.778	$10.574	$10.815	$11.279	$11.445	$9.791	$8.628
Number of Accumulation Units outstanding at end of period (in thousands)	32	36	48	51	89	100	108	114	125	135
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.312	$10.553	$12.653	$10.481	$10.731	$11.202	$11.378	$9.744	$8.595	$10.236
Accumulation Unit Value at end of period	$14.894	$13.312	$10.553	$12.653	$10.481	$10.731	$11.202	$11.378	$9.744	$8.595
Number of Accumulation Units outstanding at end of period (in thousands)	97	112	132	148	179	209	230	259	317	362
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.001	$10.327	$12.407	$10.298	$10.564	$11.050	$11.246	$9.650	$8.529	$10.171
Accumulation Unit Value at end of period	$14.516	$13.001	$10.327	$12.407	$10.298	$10.564	$11.050	$11.246	$9.650	$8.529
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$13.001	$10.327	$12.407	$10.298	$10.564	$11.050	$11.246	$9.650	$8.529	$10.171
Accumulation Unit Value at end of period	$14.516	$13.001	$10.327	$12.407	$10.298	$10.564	$11.050	$11.246	$9.650	$8.529
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.101	$16.803	$20.237	$16.839	$17.317	$18.160	$18.529	$15.939	$14.122	$16.869
Accumulation Unit Value at end of period	$23.501	$21.101	$16.803	$20.237	$16.839	$17.317	$18.160	$18.529	$15.939	$14.122
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.548	$9.997	$12.046	$10.028	$10.318	$10.826	$11.051	$9.511	$8.431	$10.075
Accumulation Unit Value at end of period	$13.968	$12.548	$9.997	$12.046	$10.028	$10.318	$10.826	$11.051	$9.511	$8.431
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	5	6	8	11	18	20	29	39
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.410	$16.302	$19.692	$16.435	$16.953	$17.831	$18.248	$15.744	$13.992	$16.747
Accumulation Unit Value at end of period	$22.664	$20.410	$16.302	$19.692	$16.435	$16.953	$17.831	$18.248	$15.744	$13.992
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	9	9	14	14	12	12	13	12

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.152	$2.550	$2.916	$2.572	$2.298	$2.427	$2.356	$1.854	$1.693	$1.833
Accumulation Unit Value at end of period	$3.397	$3.152	$2.550	$2.916	$2.572	$2.298	$2.427	$2.356	$1.854	$1.693
Number of Accumulation Units outstanding at end of period (in thousands)	1,218	1,270	1,498	1,656	1,843	2,211	2,924	3,735	4,332	5,244
With Principal First Preferred
Accumulation Unit Value at beginning of period	$3.037	$2.462	$2.820	$2.492	$2.232	$2.362	$2.297	$1.811	$1.657	$1.798
Accumulation Unit Value at end of period	$3.266	$3.037	$2.462	$2.820	$2.492	$2.232	$2.362	$2.297	$1.811	$1.657
Number of Accumulation Units outstanding at end of period (in thousands)	36	46	48	57	72	86	93	203	288	398
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.981	$2.419	$2.775	$2.455	$2.200	$2.330	$2.269	$1.790	$1.640	$1.781
Accumulation Unit Value at end of period	$3.204	$2.981	$2.419	$2.775	$2.455	$2.200	$2.330	$2.269	$1.790	$1.640
Number of Accumulation Units outstanding at end of period (in thousands)	440	473	562	688	778	828	960	1,214	1,514	1,901
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.954	$2.399	$2.752	$2.436	$2.184	$2.315	$2.255	$1.780	$1.632	$1.773
Accumulation Unit Value at end of period	$3.173	$2.954	$2.399	$2.752	$2.436	$2.184	$2.315	$2.255	$1.780	$1.632
Number of Accumulation Units outstanding at end of period (in thousands)	930	1,101	1,261	1,538	1,824	2,117	2,484	2,910	3,942	4,985
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.875	$2.337	$2.686	$2.381	$2.138	$2.269	$2.214	$1.750	$1.607	$1.749
Accumulation Unit Value at end of period	$3.083	$2.875	$2.337	$2.686	$2.381	$2.138	$2.269	$2.214	$1.750	$1.607
Number of Accumulation Units outstanding at end of period (in thousands)	547	642	757	894	1,138	1,391	1,828	2,604	3,824	5,371
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$2.875	$2.337	$2.686	$2.381	$2.138	$2.269	$2.214	$1.750	$1.607	$1.749
Accumulation Unit Value at end of period	$3.083	$2.875	$2.337	$2.686	$2.381	$2.138	$2.269	$2.214	$1.750	$1.607
Number of Accumulation Units outstanding at end of period (in thousands)	547	642	757	894	1,138	1,391	1,828	2,604	3,824	5,371
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.797	$2.278	$2.621	$2.327	$2.093	$2.225	$2.173	$1.721	$1.583	$1.725
Accumulation Unit Value at end of period	$2.995	$2.797	$2.278	$2.621	$2.327	$2.093	$2.225	$2.173	$1.721	$1.583
Number of Accumulation Units outstanding at end of period (in thousands)	562	603	691	787	970	1,039	1,196	1,483	2,100	2,824
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.754	$2.245	$2.587	$2.298	$2.069	$2.202	$2.153	$1.707	$1.571	$1.714
Accumulation Unit Value at end of period	$2.947	$2.754	$2.245	$2.587	$2.298	$2.069	$2.202	$2.153	$1.707	$1.571
Number of Accumulation Units outstanding at end of period (in thousands)	520	583	647	756	745	906	1,083	1,150	1,216	1,109
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.725	$2.222	$2.561	$2.277	$2.051	$2.184	$2.136	$1.694	$1.560	$1.703
Accumulation Unit Value at end of period	$2.913	$2.725	$2.222	$2.561	$2.277	$2.051	$2.184	$2.136	$1.694	$1.560
Number of Accumulation Units outstanding at end of period (in thousands)	602	712	771	895	1,088	1,228	1,483	2,114	3,073	3,730
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.608	$2.132	$2.463	$2.196	$1.983	$2.116	$2.075	$1.650	$1.523	$1.667
Accumulation Unit Value at end of period	$2.781	$2.608	$2.132	$2.463	$2.196	$1.983	$2.116	$2.075	$1.650	$1.523
Number of Accumulation Units outstanding at end of period (in thousands)	594	716	760	841	903	974	1,123	1,264	993	955

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.101	$22.498	$26.853	$23.864	$21.584	$23.155	$22.929	$16.906	$15.045	$15.361
Accumulation Unit Value at end of period	$35.277	$28.101	$22.498	$26.853	$23.864	$21.584	$23.155	$22.929	$16.906	$15.045
Number of Accumulation Units outstanding at end of period (in thousands)	115	137	164	186	219	262	374	453	584	671
With Principal First Preferred
Accumulation Unit Value at beginning of period	$27.204	$21.824	$26.101	$23.242	$21.064	$22.642	$22.465	$16.598	$14.800	$15.142
Accumulation Unit Value at end of period	$34.084	$27.204	$21.824	$26.101	$23.242	$21.064	$22.642	$22.465	$16.598	$14.800
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	5	9	10	12	16	26	37	45
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$26.767	$21.495	$25.733	$22.937	$20.808	$22.390	$22.237	$16.445	$14.679	$15.033
Accumulation Unit Value at end of period	$33.502	$26.767	$21.495	$25.733	$22.937	$20.808	$22.390	$22.237	$16.445	$14.679
Number of Accumulation Units outstanding at end of period (in thousands)	34	42	40	42	49	58	77	90	117	144
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$26.551	$21.332	$25.551	$22.786	$20.681	$22.265	$22.124	$16.370	$14.619	$14.979
Accumulation Unit Value at end of period	$33.215	$26.551	$21.332	$25.551	$22.786	$20.681	$22.265	$22.124	$16.370	$14.619
Number of Accumulation Units outstanding at end of period (in thousands)	78	88	93	118	136	155	176	218	275	395
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.914	$20.851	$25.012	$22.339	$20.306	$21.894	$21.788	$16.145	$14.440	$14.818
Accumulation Unit Value at end of period	$32.369	$25.914	$20.851	$25.012	$22.339	$20.306	$21.894	$21.788	$16.145	$14.440
Number of Accumulation Units outstanding at end of period (in thousands)	42	40	55	64	82	105	149	200	310	413
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$25.914	$20.851	$25.012	$22.339	$20.306	$21.894	$21.788	$16.145	$14.440	$14.818
Accumulation Unit Value at end of period	$32.369	$25.914	$20.851	$25.012	$22.339	$20.306	$21.894	$21.788	$16.145	$14.440
Number of Accumulation Units outstanding at end of period (in thousands)	42	40	55	64	82	105	149	200	310	413
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$25.291	$20.381	$24.485	$21.901	$19.938	$21.529	$21.457	$15.924	$14.264	$14.658
Accumulation Unit Value at end of period	$31.545	$25.291	$20.381	$24.485	$21.901	$19.938	$21.529	$21.457	$15.924	$14.264
Number of Accumulation Units outstanding at end of period (in thousands)	21	21	24	31	36	48	49	65	81	108
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.885	$20.073	$24.139	$21.613	$19.696	$21.289	$21.239	$15.778	$14.147	$14.553
Accumulation Unit Value at end of period	$31.006	$24.885	$20.073	$24.139	$21.613	$19.696	$21.289	$21.239	$15.778	$14.147
Number of Accumulation Units outstanding at end of period (in thousands)	44	46	48	47	49	58	60	57	42	47
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.684	$19.921	$23.969	$21.471	$19.576	$21.170	$21.131	$15.706	$14.089	$14.501
Accumulation Unit Value at end of period	$30.741	$24.684	$19.921	$23.969	$21.471	$19.576	$21.170	$21.131	$15.706	$14.089
Number of Accumulation Units outstanding at end of period (in thousands)	12	15	16	24	33	44	53	83	116	156
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.704	$19.178	$23.132	$20.774	$18.988	$20.585	$20.599	$15.348	$13.803	$14.242
Accumulation Unit Value at end of period	$29.447	$23.704	$19.178	$23.132	$20.774	$18.988	$20.585	$20.599	$15.348	$13.803
Number of Accumulation Units outstanding at end of period (in thousands)	23	25	27	36	31	34	33	32	49	51

Sub-Account		As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. Value Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.116	$1.642	$2.060	$1.778	$1.523	$1.722	$1.637	$1.241	$1.069	$1.117
Accumulation Unit Value at end of period	$2.202	$2.116	$1.642	$2.060	$1.778	$1.523	$1.722	$1.637	$1.241	$1.069
Number of Accumulation Units outstanding at end of period (in thousands)	688	693	755	853	969	1,141	1,345	1,616	2,102	2,457
With Principal First Preferred
Accumulation Unit Value at beginning of period	$2.039	$1.585	$1.992	$1.723	$1.478	$1.676	$1.596	$1.212	$1.046	$1.096
Accumulation Unit Value at end of period	$2.117	$2.039	$1.585	$1.992	$1.723	$1.478	$1.676	$1.596	$1.212	$1.046
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	40	44	40	60	60	168	213	288
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.002	$1.558	$1.960	$1.697	$1.458	$1.654	$1.577	$1.199	$1.035	$1.086
Accumulation Unit Value at end of period	$2.076	$2.002	$1.558	$1.960	$1.697	$1.458	$1.654	$1.577	$1.199	$1.035
Number of Accumulation Units outstanding at end of period (in thousands)	259	265	304	464	546	619	718	969	1,185	1,518
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.984	$1.545	$1.944	$1.684	$1.447	$1.643	$1.567	$1.192	$1.030	$1.081
Accumulation Unit Value at end of period	$2.056	$1.984	$1.545	$1.944	$1.684	$1.447	$1.643	$1.567	$1.192	$1.030
Number of Accumulation Units outstanding at end of period (in thousands)	536	617	652	776	1,014	1,145	1,375	2,047	2,796	3,331
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.930	$1.505	$1.897	$1.645	$1.416	$1.611	$1.539	$1.172	$1.014	$1.066
Accumulation Unit Value at end of period	$1.998	$1.930	$1.505	$1.897	$1.645	$1.416	$1.611	$1.539	$1.172	$1.014
Number of Accumulation Units outstanding at end of period (in thousands)	531	585	653	736	1,047	1,239	1,585	2,127	3,018	4,060
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$1.930	$1.505	$1.897	$1.645	$1.416	$1.611	$1.539	$1.172	$1.014	$1.066
Accumulation Unit Value at end of period	$1.998	$1.930	$1.505	$1.897	$1.645	$1.416	$1.611	$1.539	$1.172	$1.014
Number of Accumulation Units outstanding at end of period (in thousands)	531	585	653	736	1,047	1,239	1,585	2,127	3,018	4,060
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.878	$1.467	$1.851	$1.608	$1.386	$1.579	$1.511	$1.152	$0.999	$1.051
Accumulation Unit Value at end of period	$1.941	$1.878	$1.467	$1.851	$1.608	$1.386	$1.579	$1.511	$1.152	$0.999
Number of Accumulation Units outstanding at end of period (in thousands)	560	652	679	739	845	879	1,147	1,414	2,030	2,720
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.849	$1.446	$1.827	$1.589	$1.371	$1.563	$1.497	$1.143	$0.991	$1.044
Accumulation Unit Value at end of period	$1.910	$1.849	$1.446	$1.827	$1.589	$1.371	$1.563	$1.497	$1.143	$0.991
Number of Accumulation Units outstanding at end of period (in thousands)	405	456	481	505	605	670	700	951	944	855
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.829	$1.431	$1.809	$1.574	$1.359	$1.550	$1.485	$1.134	$0.985	$1.038
Accumulation Unit Value at end of period	$1.888	$1.829	$1.431	$1.809	$1.574	$1.359	$1.550	$1.485	$1.134	$0.985
Number of Accumulation Units outstanding at end of period (in thousands)	518	617	722	793	887	1,039	1,204	1,980	2,546	3,174
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.751	$1.373	$1.740	$1.517	$1.313	$1.502	$1.443	$1.105	$0.961	$1.016
Accumulation Unit Value at end of period	$1.802	$1.751	$1.373	$1.740	$1.517	$1.313	$1.502	$1.443	$1.105	$0.961
Number of Accumulation Units outstanding at end of period (in thousands)	248	313	377	397	466	565	673	719	716	740

Sub-Account		As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
JPMorgan Insurance Trust Core Bond Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.259	$14.298	$14.485	$14.175	$14.070	$14.104	$13.625	$14.016	$13.488	$12.722
Accumulation Unit Value at end of period	$16.236	$15.259	$14.298	$14.485	$14.175	$14.070	$14.104	$13.625	$14.016	$13.488
Number of Accumulation Units outstanding at end of period (in thousands)	781	855	1,040	1,182	1,321	1,539	1,954	2,467	2,992	3,152
With Principal First Preferred
Accumulation Unit Value at beginning of period	$22.334	$20.968	$21.286	$20.872	$20.759	$20.850	$20.183	$20.804	$20.060	$18.959
Accumulation Unit Value at end of period	$23.716	$22.334	$20.968	$21.286	$20.872	$20.759	$20.850	$20.183	$20.804	$20.060
Number of Accumulation Units outstanding at end of period (in thousands)	53	56	70	73	76	97	125	158	190	217
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.555	$13.679	$13.900	$13.643	$13.583	$13.656	$13.233	$13.653	$13.178	$12.467
Accumulation Unit Value at end of period	$15.440	$14.555	$13.679	$13.900	$13.643	$13.583	$13.656	$13.233	$13.653	$13.178
Number of Accumulation Units outstanding at end of period (in thousands)	87	104	117	131	140	154	204	230	291	312
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.441	$13.578	$13.804	$13.557	$13.503	$13.583	$13.168	$13.594	$13.127	$12.425
Accumulation Unit Value at end of period	$15.311	$14.441	$13.578	$13.804	$13.557	$13.503	$13.583	$13.168	$13.594	$13.127
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.104	$13.281	$13.522	$13.300	$13.268	$13.366	$12.977	$13.416	$12.975	$12.300
Accumulation Unit Value at end of period	$14.931	$14.104	$13.281	$13.522	$13.300	$13.268	$13.366	$12.977	$13.416	$12.975
Number of Accumulation Units outstanding at end of period (in thousands)	234	282	369	468	556	675	972	1,344	1,777	2,259
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$14.104	$13.281	$13.522	$13.300	$13.268	$13.366	$12.977	$13.416	$12.975	$12.300
Accumulation Unit Value at end of period	$14.931	$14.104	$13.281	$13.522	$13.300	$13.268	$13.366	$12.977	$13.416	$12.975
Number of Accumulation Units outstanding at end of period (in thousands)	234	282	369	468	556	675	972	1,344	1,777	2,259
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.774	$12.990	$13.246	$13.048	$13.036	$13.152	$12.789	$13.242	$12.825	$12.176
Accumulation Unit Value at end of period	$14.561	$13.774	$12.990	$13.246	$13.048	$13.036	$13.152	$12.789	$13.242	$12.825
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	12	13	13	16	16	10	9	9
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.090	$12.357	$12.613	$12.437	$12.438	$12.561	$12.226	$12.672	$12.286	$11.676
Accumulation Unit Value at end of period	$13.824	$13.090	$12.357	$12.613	$12.437	$12.438	$12.561	$12.226	$12.672	$12.286
Number of Accumulation Units outstanding at end of period (in thousands)	124	145	142	150	154	170	194	186	175	133
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.453	$12.706	$12.976	$12.801	$12.808	$12.941	$12.603	$13.069	$12.677	$12.054
Accumulation Unit Value at end of period	$14.200	$13.453	$12.706	$12.976	$12.801	$12.808	$12.941	$12.603	$13.069	$12.677
Number of Accumulation Units outstanding at end of period (in thousands)	54	62	72	79	79	87	103	137	172	197
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.662	$11.989	$12.274	$12.139	$12.176	$12.334	$12.041	$12.517	$12.172	$11.603
Accumulation Unit Value at end of period	$13.331	$12.662	$11.989	$12.274	$12.139	$12.176	$12.334	$12.041	$12.517	$12.172
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	8	9	9	8	11	11	15	14

Sub-Account		As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
JPMorgan Insurance Trust Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.337	$25.057	$28.807	$25.666	$22.681	$23.617	$20.796	$15.932	$13.415	$13.310
Accumulation Unit Value at end of period	$31.031	$31.337	$25.057	$28.807	$25.666	$22.681	$23.617	$20.796	$15.932	$13.415
Number of Accumulation Units outstanding at end of period (in thousands)	42	44	46	54	66	83	96	134	181	241
With Principal First Preferred
Accumulation Unit Value at beginning of period	$49.502	$39.661	$45.688	$40.788	$36.117	$37.682	$33.248	$25.522	$21.533	$21.407
Accumulation Unit Value at end of period	$48.922	$49.502	$39.661	$45.688	$40.788	$36.117	$37.682	$33.248	$25.522	$21.533
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	4	5	6	9	12	17
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$29.891	$23.972	$27.643	$24.703	$21.896	$22.867	$20.197	$15.519	$13.107	$13.043
Accumulation Unit Value at end of period	$29.510	$29.891	$23.972	$27.643	$24.703	$21.896	$22.867	$20.197	$15.519	$13.107
Number of Accumulation Units outstanding at end of period (in thousands)	10	12	12	12	10	12	12	12	17	23
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$29.656	$23.796	$27.454	$24.546	$21.768	$22.745	$20.098	$15.452	$13.056	$12.999
Accumulation Unit Value at end of period	$29.264	$29.656	$23.796	$27.454	$24.546	$21.768	$22.745	$20.098	$15.452	$13.056
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$28.964	$23.275	$26.893	$24.081	$21.387	$22.381	$19.807	$15.250	$12.905	$12.868
Accumulation Unit Value at end of period	$28.538	$28.964	$23.275	$26.893	$24.081	$21.387	$22.381	$19.807	$15.250	$12.905
Number of Accumulation Units outstanding at end of period (in thousands)	24	25	27	34	46	56	73	93	145	217
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$28.964	$23.275	$26.893	$24.081	$21.387	$22.381	$19.807	$15.250	$12.905	$12.868
Accumulation Unit Value at end of period	$28.538	$28.964	$23.275	$26.893	$24.081	$21.387	$22.381	$19.807	$15.250	$12.905
Number of Accumulation Units outstanding at end of period (in thousands)	24	25	27	34	46	56	73	93	145	217
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$28.288	$22.766	$26.344	$23.625	$21.014	$22.023	$19.519	$15.051	$12.756	$12.738
Accumulation Unit Value at end of period	$27.830	$28.288	$22.766	$26.344	$23.625	$21.014	$22.023	$19.519	$15.051	$12.756
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$35.565	$28.651	$33.188	$29.791	$26.525	$27.828	$24.688	$19.056	$16.166	$16.160
Accumulation Unit Value at end of period	$34.955	$35.565	$28.651	$33.188	$29.791	$26.525	$27.828	$24.688	$19.056	$16.166
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	8	10	13	13	16	24	14	16
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$27.627	$22.268	$25.807	$23.177	$20.647	$21.671	$19.236	$14.855	$12.608	$12.610
Accumulation Unit Value at end of period	$27.140	$27.627	$22.268	$25.807	$23.177	$20.647	$21.671	$19.236	$14.855	$12.608
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	4	5	6	8	11	11	20
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$34.402	$27.797	$32.295	$29.077	$25.967	$27.324	$24.314	$18.824	$16.017	$16.059
Accumulation Unit Value at end of period	$33.710	$34.402	$27.797	$32.295	$29.077	$25.967	$27.324	$24.314	$18.824	$16.017
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	1	1	1	1	1

Sub-Account		As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
JPMorgan Insurance Trust U.S. Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.207	$26.315	$28.425	$23.552	$21.519	$21.624	$19.243	$14.319	$12.336	$12.742
Accumulation Unit Value at end of period	$42.274	$34.207	$26.315	$28.425	$23.552	$21.519	$21.624	$19.243	$14.319	$12.336
Number of Accumulation Units outstanding at end of period (in thousands)	57	68	76	91	113	137	161	199	265	338
With Principal First Preferred
Accumulation Unit Value at beginning of period	$52.562	$40.516	$43.853	$36.407	$33.330	$33.561	$29.925	$22.312	$19.261	$19.934
Accumulation Unit Value at end of period	$64.828	$52.562	$40.516	$43.853	$36.407	$33.330	$33.561	$29.925	$22.312	$19.261
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	6	7	9	11	15	19	25
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$32.629	$25.176	$27.277	$22.669	$20.773	$20.938	$18.688	$13.948	$12.053	$12.486
Accumulation Unit Value at end of period	$40.203	$32.629	$25.176	$27.277	$22.669	$20.773	$20.938	$18.688	$13.948	$12.053
Number of Accumulation Units outstanding at end of period (in thousands)	5	7	8	11	14	15	16	20	28	37
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$32.373	$24.991	$27.090	$22.524	$20.652	$20.826	$18.598	$13.887	$12.006	$12.444
Accumulation Unit Value at end of period	$39.868	$32.373	$24.991	$27.090	$22.524	$20.652	$20.826	$18.598	$13.887	$12.006
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$31.617	$24.445	$26.537	$22.098	$20.291	$20.493	$18.328	$13.706	$11.867	$12.319
Accumulation Unit Value at end of period	$38.879	$31.617	$24.445	$26.537	$22.098	$20.291	$20.493	$18.328	$13.706	$11.867
Number of Accumulation Units outstanding at end of period (in thousands)	19	26	30	38	49	63	84	103	153	236
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$31.617	$24.445	$26.537	$22.098	$20.291	$20.493	$18.328	$13.706	$11.867	$12.319
Accumulation Unit Value at end of period	$38.879	$31.617	$24.445	$26.537	$22.098	$20.291	$20.493	$18.328	$13.706	$11.867
Number of Accumulation Units outstanding at end of period (in thousands)	19	26	30	38	49	63	84	103	153	236
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$30.879	$23.910	$25.995	$21.679	$19.937	$20.165	$18.062	$13.527	$11.730	$12.195
Accumulation Unit Value at end of period	$37.914	$30.879	$23.910	$25.995	$21.679	$19.937	$20.165	$18.062	$13.527	$11.730
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$37.512	$29.074	$31.642	$26.415	$24.316	$24.619	$22.073	$16.548	$14.364	$14.948
Accumulation Unit Value at end of period	$46.012	$37.512	$29.074	$31.642	$26.415	$24.316	$24.619	$22.073	$16.548	$14.364
Number of Accumulation Units outstanding at end of period (in thousands)	9	11	12	14	16	18	21	16	15	11
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$30.158	$23.387	$25.465	$21.269	$19.588	$19.843	$17.799	$13.351	$11.595	$12.072
Accumulation Unit Value at end of period	$36.973	$30.158	$23.387	$25.465	$21.269	$19.588	$19.843	$17.799	$13.351	$11.595
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	5	6	8	11	16	22	32
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$36.284	$28.207	$30.791	$25.781	$23.804	$24.174	$21.738	$16.346	$14.231	$14.855
Accumulation Unit Value at end of period	$44.373	$36.284	$28.207	$30.791	$25.781	$23.804	$24.174	$21.738	$16.346	$14.231
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	1	1	1	1

Sub-Account		As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
MFS® Core Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.203	$13.091	$13.798	$11.204	$10.196	$10.553	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.147	$17.203	$13.091	$13.798	$11.204	$10.196	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	7	13	7	13	16	—	—	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$17.035	$12.989	$13.718	$11.161	$10.177	$10.550	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.910	$17.035	$12.989	$13.718	$11.161	$10.177	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	12	12	13	21	24	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.951	$12.938	$13.678	$11.140	$10.168	$10.549	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.793	$16.951	$12.938	$13.678	$11.140	$10.168	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	12	17	23	25	21	—	—	—	—
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.909	$12.913	$13.658	$11.129	$10.163	$10.548	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.735	$16.909	$12.913	$13.658	$11.129	$10.163	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	17	33	36	35	38	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.785	$12.837	$13.598	$11.097	$10.149	$10.545	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.560	$16.785	$12.837	$13.598	$11.097	$10.149	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	8	9	11	16	—	—	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$16.785	$12.837	$13.598	$11.097	$10.149	$10.545	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.560	$16.785	$12.837	$13.598	$11.097	$10.149	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	8	9	11	16	—	—	—	—
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.662	$12.762	$13.539	$11.065	$10.136	$10.543	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.387	$16.662	$12.762	$13.539	$11.065	$10.136	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	16	17	18	33	35	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.580	$12.712	$13.499	$11.044	$10.126	$10.541	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.273	$16.580	$12.712	$13.499	$11.044	$10.126	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	12	12	13	12	20	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.539	$12.687	$13.480	$11.033	$10.122	$10.541	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.216	$16.539	$12.687	$13.480	$11.033	$10.122	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	14	15	17	23	24	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.337	$12.564	$13.382	$10.981	$10.098	$10.537	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.934	$16.337	$12.564	$13.382	$10.981	$10.098	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	30	44	56	61	59	59	—	—	—	—

Sub-Account		As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
MFS® Global Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$35.819	$27.805	$31.226	$25.510	$24.087	$24.764	$24.165	$19.163	$15.748	$16.684
Accumulation Unit Value at end of period	$40.034	$35.819	$27.805	$31.226	$25.510	$24.087	$24.764	$24.165	$19.163	$15.748
Number of Accumulation Units outstanding at end of period (in thousands)	14	14	17	23	30	37	38	48	43	46
With Principal First Preferred
Accumulation Unit Value at beginning of period	$33.004	$25.671	$28.887	$23.646	$22.372	$23.048	$22.535	$17.906	$14.744	$15.652
Accumulation Unit Value at end of period	$36.814	$33.004	$25.671	$28.887	$23.646	$22.372	$23.048	$22.535	$17.906	$14.744
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	6	8	9	10	13	14	13
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$32.334	$25.176	$28.357	$23.236	$22.006	$22.693	$22.210	$17.666	$14.561	$15.473
Accumulation Unit Value at end of period	$36.031	$32.334	$25.176	$28.357	$23.236	$22.006	$22.693	$22.210	$17.666	$14.561
Number of Accumulation Units outstanding at end of period (in thousands)	9	5	10	11	13	15	16	24	24	34
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$29.094	$22.664	$25.542	$20.939	$19.841	$20.470	$20.045	$15.951	$13.155	$13.985
Accumulation Unit Value at end of period	$32.405	$29.094	$22.664	$25.542	$20.939	$19.841	$20.470	$20.045	$15.951	$13.155
Number of Accumulation Units outstanding at end of period (in thousands)	18	23	25	29	29	36	43	53	65	94
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$28.266	$22.053	$24.889	$20.435	$19.392	$20.038	$19.650	$15.661	$12.935	$13.772
Accumulation Unit Value at end of period	$31.435	$28.266	$22.053	$24.889	$20.435	$19.392	$20.038	$19.650	$15.661	$12.935
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	12	14	25	28	32	51	55	45
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$28.266	$22.053	$24.889	$20.435	$19.392	$20.038	$19.650	$15.661	$12.935	$13.772
Accumulation Unit Value at end of period	$31.435	$28.266	$22.053	$24.889	$20.435	$19.392	$20.038	$19.650	$15.661	$12.935
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	12	14	25	28	32	51	55	45
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$30.202	$23.598	$26.674	$21.933	$20.845	$21.571	$21.186	$16.910	$13.987	$14.915
Accumulation Unit Value at end of period	$33.537	$30.202	$23.598	$26.674	$21.933	$20.845	$21.571	$21.186	$16.910	$13.987
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	8	10	13	18	22	31	41	36
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.898	$23.384	$26.459	$21.778	$20.718	$21.461	$21.099	$16.858	$13.958	$14.899
Accumulation Unit Value at end of period	$33.167	$29.898	$23.384	$26.459	$21.778	$20.718	$21.461	$21.099	$16.858	$13.958
Number of Accumulation Units outstanding at end of period (in thousands)	7	6	6	12	11	8	8	13	8	7
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$29.423	$23.024	$26.064	$21.464	$20.429	$21.173	$20.826	$16.648	$13.791	$14.728
Accumulation Unit Value at end of period	$32.623	$29.423	$23.024	$26.064	$21.464	$20.429	$21.173	$20.826	$16.648	$13.791
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	5	6	8	7	14	18	42	51
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.607	$20.088	$22.797	$18.821	$17.958	$18.658	$18.399	$14.744	$12.245	$13.109
Accumulation Unit Value at end of period	$28.321	$25.607	$20.088	$22.797	$18.821	$17.958	$18.658	$18.399	$14.744	$12.245
Number of Accumulation Units outstanding at end of period (in thousands)	17	16	18	21	18	16	15	23	15	10

Sub-Account		As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
MFS® Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.413	$23.047	$22.754	$17.551	$17.365	$16.364	$15.225	$11.276	$9.736	$9.901
Accumulation Unit Value at end of period	$40.865	$31.413	$23.047	$22.754	$17.551	$17.365	$16.364	$15.225	$11.276	$9.736
Number of Accumulation Units outstanding at end of period (in thousands)	144	185	236	294	386	443	538	743	343	310
With Principal First Preferred
Accumulation Unit Value at beginning of period	$29.928	$22.002	$21.765	$16.822	$16.677	$15.747	$14.680	$10.894	$9.426	$9.604
Accumulation Unit Value at end of period	$38.855	$29.928	$22.002	$21.765	$16.822	$16.677	$15.747	$14.680	$10.894	$9.426
Number of Accumulation Units outstanding at end of period (in thousands)	8	12	16	19	24	25	30	47	60	74
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$29.320	$21.577	$21.366	$16.530	$16.404	$15.505	$14.469	$10.748	$9.309	$9.494
Accumulation Unit Value at end of period	$38.029	$29.320	$21.577	$21.366	$16.530	$16.404	$15.505	$14.469	$10.748	$9.309
Number of Accumulation Units outstanding at end of period (in thousands)	32	49	57	63	72	85	113	127	99	121
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.405	$14.287	$14.155	$10.956	$10.879	$10.287	$9.605	$7.139	$6.185	$6.312
Accumulation Unit Value at end of period	$25.156	$19.405	$14.287	$14.155	$10.956	$10.879	$10.287	$9.605	$7.139	$6.185
Number of Accumulation Units outstanding at end of period (in thousands)	103	136	182	202	312	422	482	629	282	298
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.853	$13.902	$13.793	$10.693	$10.632	$10.070	$9.416	$7.009	$6.082	$6.216
Accumulation Unit Value at end of period	$24.404	$18.853	$13.902	$13.793	$10.693	$10.632	$10.070	$9.416	$7.009	$6.082
Number of Accumulation Units outstanding at end of period (in thousands)	49	66	90	116	238	280	306	378	363	361
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$18.853	$13.902	$13.793	$10.693	$10.632	$10.070	$9.416	$7.009	$6.082	$6.216
Accumulation Unit Value at end of period	$24.404	$18.853	$13.902	$13.793	$10.693	$10.632	$10.070	$9.416	$7.009	$6.082
Number of Accumulation Units outstanding at end of period (in thousands)	49	66	90	116	238	280	306	378	363	361
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$27.387	$20.224	$20.097	$15.602	$15.538	$14.738	$13.801	$10.288	$8.941	$9.152
Accumulation Unit Value at end of period	$35.396	$27.387	$20.224	$20.097	$15.602	$15.538	$14.738	$13.801	$10.288	$8.941
Number of Accumulation Units outstanding at end of period (in thousands)	40	46	62	66	63	72	96	117	84	128
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.112	$20.041	$19.935	$15.492	$15.444	$14.663	$13.745	$10.257	$8.923	$9.142
Accumulation Unit Value at end of period	$35.006	$27.112	$20.041	$19.935	$15.492	$15.444	$14.663	$13.745	$10.257	$8.923
Number of Accumulation Units outstanding at end of period (in thousands)	67	79	207	229	233	262	63	58	51	47
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.680	$19.732	$19.637	$15.269	$15.228	$14.466	$13.567	$10.129	$8.816	$9.037
Accumulation Unit Value at end of period	$34.432	$26.680	$19.732	$19.637	$15.269	$15.228	$14.466	$13.567	$10.129	$8.816
Number of Accumulation Units outstanding at end of period (in thousands)	22	28	35	36	43	56	51	74	120	131
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.079	$12.663	$12.634	$9.848	$9.846	$9.377	$8.816	$6.598	$5.757	$5.917
Accumulation Unit Value at end of period	$21.986	$17.079	$12.663	$12.634	$9.848	$9.846	$9.377	$8.816	$6.598	$5.757
Number of Accumulation Units outstanding at end of period (in thousands)	77	88	95	98	101	89	70	92	59	85

Sub-Account		As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
MFS® High Yield Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.884	$11.375	$11.895	$11.301	$10.064	$10.650	$10.500	$10.146	$—	$—
Accumulation Unit Value at end of period	$13.358	$12.884	$11.375	$11.895	$11.301	$10.064	$10.650	$10.500	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	376	428	477	528	589	681	836	1,126	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$12.717	$11.250	$11.789	$11.222	$10.013	$10.618	$10.489	$10.143	$—	$—
Accumulation Unit Value at end of period	$13.159	$12.717	$11.250	$11.789	$11.222	$10.013	$10.618	$10.489	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	34	34	44	55	70	88	116	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$12.635	$11.188	$11.736	$11.183	$9.988	$10.602	$10.484	$10.142	$—	$—
Accumulation Unit Value at end of period	$13.060	$12.635	$11.188	$11.736	$11.183	$9.988	$10.602	$10.484	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	110	155	132	134	154	179	235	289	—	—
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$12.594	$11.157	$11.709	$11.163	$9.976	$10.593	$10.481	$10.141	$—	$—
Accumulation Unit Value at end of period	$13.011	$12.594	$11.157	$11.709	$11.163	$9.976	$10.593	$10.481	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	207	232	269	305	351	437	526	628	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.471	$11.065	$11.630	$11.105	$9.938	$10.569	$10.473	$10.139	$—	$—
Accumulation Unit Value at end of period	$12.865	$12.471	$11.065	$11.630	$11.105	$9.938	$10.569	$10.473	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	125	153	228	263	327	375	484	717	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$12.471	$11.065	$11.630	$11.105	$9.938	$10.569	$10.473	$10.139	$—	$—
Accumulation Unit Value at end of period	$12.865	$12.471	$11.065	$11.630	$11.105	$9.938	$10.569	$10.473	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	125	153	228	263	327	375	484	717	—	—
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$12.350	$10.974	$11.552	$11.046	$9.901	$10.546	$10.465	$10.137	$—	$—
Accumulation Unit Value at end of period	$12.721	$12.350	$10.974	$11.552	$11.046	$9.901	$10.546	$10.465	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	58	65	72	94	94	112	130	181	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.270	$10.914	$11.500	$11.008	$9.876	$10.530	$10.459	$10.136	$—	$—
Accumulation Unit Value at end of period	$12.626	$12.270	$10.914	$11.500	$11.008	$9.876	$10.530	$10.459	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	149	159	170	220	163	172	260	295	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.230	$10.884	$11.474	$10.988	$9.863	$10.522	$10.457	$10.135	$—	$—
Accumulation Unit Value at end of period	$12.579	$12.230	$10.884	$11.474	$10.988	$9.863	$10.522	$10.457	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	87	102	124	148	186	205	266	318	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.032	$10.735	$11.345	$10.892	$9.802	$10.482	$10.443	$10.132	$—	$—
Accumulation Unit Value at end of period	$12.345	$12.032	$10.735	$11.345	$10.892	$9.802	$10.482	$10.443	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	63	81	91	115	113	133	138	157	—	—

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
MFS® Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.716	$21.350	$22.897	$18.816	$17.563	$17.763	$16.219	$12.449	$10.588	$10.971
Accumulation Unit Value at end of period	$31.137	$27.716	$21.350	$22.897	$18.816	$17.563	$17.763	$16.219	$12.449	$10.588
Number of Accumulation Units outstanding at end of period (in thousands)	272	317	379	443	543	640	861	1,174	1,971	2,447
With Principal First Preferred
Accumulation Unit Value at beginning of period	$23.713	$18.303	$19.669	$16.195	$15.147	$15.351	$14.045	$10.802	$9.205	$9.557
Accumulation Unit Value at end of period	$26.587	$23.713	$18.303	$19.669	$16.195	$15.147	$15.351	$14.045	$10.802	$9.205
Number of Accumulation Units outstanding at end of period (in thousands)	44	50	57	74	94	122	146	206	281	367
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$23.232	$17.950	$19.308	$15.914	$14.899	$15.114	$13.842	$10.657	$9.090	$9.448
Accumulation Unit Value at end of period	$26.021	$23.232	$17.950	$19.308	$15.914	$14.899	$15.114	$13.842	$10.657	$9.090
Number of Accumulation Units outstanding at end of period (in thousands)	78	95	105	124	154	172	227	333	470	627
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$22.829	$17.648	$18.993	$15.662	$14.670	$14.890	$13.643	$10.509	$8.968	$9.326
Accumulation Unit Value at end of period	$25.557	$22.829	$17.648	$18.993	$15.662	$14.670	$14.890	$13.643	$10.509	$8.968
Number of Accumulation Units outstanding at end of period (in thousands)	246	270	319	394	459	538	640	812	1,177	1,512
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.179	$17.171	$18.507	$15.284	$14.339	$14.575	$13.375	$10.317	$8.818	$9.183
Accumulation Unit Value at end of period	$24.792	$22.179	$17.171	$18.507	$15.284	$14.339	$14.575	$13.375	$10.317	$8.818
Number of Accumulation Units outstanding at end of period (in thousands)	183	208	265	336	443	556	744	1,057	1,597	2,330
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$22.179	$17.171	$18.507	$15.284	$14.339	$14.575	$13.375	$10.317	$8.818	$9.183
Accumulation Unit Value at end of period	$24.792	$22.179	$17.171	$18.507	$15.284	$14.339	$14.575	$13.375	$10.317	$8.818
Number of Accumulation Units outstanding at end of period (in thousands)	183	208	265	336	443	556	744	1,057	1,597	2,330
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$21.700	$16.825	$18.162	$15.021	$14.113	$14.367	$13.204	$10.201	$8.732	$9.107
Accumulation Unit Value at end of period	$24.220	$21.700	$16.825	$18.162	$15.021	$14.113	$14.367	$13.204	$10.201	$8.732
Number of Accumulation Units outstanding at end of period (in thousands)	80	89	98	128	146	167	213	278	419	596
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.482	$16.673	$18.015	$14.915	$14.027	$14.294	$13.150	$10.169	$8.714	$9.097
Accumulation Unit Value at end of period	$23.953	$21.482	$16.673	$18.015	$14.915	$14.027	$14.294	$13.150	$10.169	$8.714
Number of Accumulation Units outstanding at end of period (in thousands)	147	165	181	215	234	251	296	307	300	399
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.140	$16.416	$17.746	$14.700	$13.832	$14.102	$12.980	$10.043	$8.609	$8.993
Accumulation Unit Value at end of period	$23.560	$21.140	$16.416	$17.746	$14.700	$13.832	$14.102	$12.980	$10.043	$8.609
Number of Accumulation Units outstanding at end of period (in thousands)	70	83	103	124	158	193	266	356	557	802
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.093	$15.641	$16.952	$14.077	$13.278	$13.571	$12.523	$9.713	$8.348	$8.741
Accumulation Unit Value at end of period	$22.337	$20.093	$15.641	$16.952	$14.077	$13.278	$13.571	$12.523	$9.713	$8.348
Number of Accumulation Units outstanding at end of period (in thousands)	65	73	92	117	126	137	131	170	207	231

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
MFS® Massachusetts Investors Growth Stock Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.500	$13.399	$13.472	$10.632	$10.160	$10.394	$—	$—	$—	$—
Accumulation Unit Value at end of period	$22.364	$18.500	$13.399	$13.472	$10.632	$10.160	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	24	21	19	34	42	—	—	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$18.319	$13.294	$13.393	$10.592	$10.141	$10.391	$—	$—	$—	$—
Accumulation Unit Value at end of period	$22.100	$18.319	$13.294	$13.393	$10.592	$10.141	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	15	16	22	27	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.229	$13.242	$13.354	$10.571	$10.132	$10.389	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.970	$18.229	$13.242	$13.354	$10.571	$10.132	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	14	18	15	17	—	—	—	—
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.185	$13.216	$13.335	$10.561	$10.127	$10.389	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.905	$18.185	$13.216	$13.335	$10.561	$10.127	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	50	56	56	66	69	75	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.051	$13.139	$13.277	$10.531	$10.113	$10.386	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.712	$18.051	$13.139	$13.277	$10.531	$10.113	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	34	48	48	55	56	—	—	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$18.051	$13.139	$13.277	$10.531	$10.113	$10.386	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.712	$18.051	$13.139	$13.277	$10.531	$10.113	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	34	48	48	55	56	—	—	—	—
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$17.918	$13.062	$13.219	$10.501	$10.099	$10.384	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.520	$17.918	$13.062	$13.219	$10.501	$10.099	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	19	20	11	11	33	26	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.830	$13.011	$13.180	$10.481	$10.090	$10.382	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.393	$17.830	$13.011	$13.180	$10.481	$10.090	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	14	13	19	16	18	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.787	$12.985	$13.161	$10.471	$10.085	$10.382	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.330	$17.787	$12.985	$13.161	$10.471	$10.085	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	31	32	49	49	62	63	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.569	$12.859	$13.065	$10.420	$10.062	$10.378	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.016	$17.569	$12.859	$13.065	$10.420	$10.062	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	19	10	10	14	14	—	—	—	—

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
MFS® Mid Cap Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.147	$11.803	$11.817	$9.432	$9.112	$8.829	$8.221	$6.050	$5.263	$5.676
Accumulation Unit Value at end of period	$21.742	$16.147	$11.803	$11.817	$9.432	$9.112	$8.829	$8.221	$6.050	$5.263
Number of Accumulation Units outstanding at end of period (in thousands)	99	114	134	155	156	193	204	272	392	520
With Principal First Preferred
Accumulation Unit Value at beginning of period	$15.501	$11.353	$11.390	$9.109	$8.818	$8.561	$7.987	$5.890	$5.134	$5.548
Accumulation Unit Value at end of period	$20.830	$15.501	$11.353	$11.390	$9.109	$8.818	$8.561	$7.987	$5.890	$5.134
Number of Accumulation Units outstanding at end of period (in thousands)	10	16	20	22	22	23	27	28	35	66
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.204	$11.147	$11.194	$8.961	$8.684	$8.439	$7.881	$5.818	$5.076	$5.490
Accumulation Unit Value at end of period	$20.411	$15.204	$11.147	$11.194	$8.961	$8.684	$8.439	$7.881	$5.818	$5.076
Number of Accumulation Units outstanding at end of period (in thousands)	69	69	77	83	114	137	154	180	236	272
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.282	$11.944	$12.000	$9.611	$9.319	$9.060	$8.466	$6.252	$5.458	$5.906
Accumulation Unit Value at end of period	$21.848	$16.282	$11.944	$12.000	$9.611	$9.319	$9.060	$8.466	$6.252	$5.458
Number of Accumulation Units outstanding at end of period (in thousands)	123	140	161	150	176	236	273	362	433	517
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.819	$11.621	$11.694	$9.380	$9.108	$8.869	$8.299	$6.138	$5.366	$5.816
Accumulation Unit Value at end of period	$21.194	$15.819	$11.621	$11.694	$9.380	$9.108	$8.869	$8.299	$6.138	$5.366
Number of Accumulation Units outstanding at end of period (in thousands)	56	86	109	121	144	173	203	264	401	464
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$15.819	$11.621	$11.694	$9.380	$9.108	$8.869	$8.299	$6.138	$5.366	$5.816
Accumulation Unit Value at end of period	$21.194	$15.819	$11.621	$11.694	$9.380	$9.108	$8.869	$8.299	$6.138	$5.366
Number of Accumulation Units outstanding at end of period (in thousands)	56	86	109	121	144	173	203	264	401	464
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.220	$10.463	$10.544	$8.470	$8.237	$8.033	$7.528	$5.576	$4.882	$5.300
Accumulation Unit Value at end of period	$19.024	$14.220	$10.463	$10.544	$8.470	$8.237	$8.033	$7.528	$5.576	$4.882
Number of Accumulation Units outstanding at end of period (in thousands)	73	85	101	102	117	142	182	217	273	372
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.042	$10.342	$10.432	$8.389	$8.166	$7.972	$7.478	$5.545	$4.860	$5.280
Accumulation Unit Value at end of period	$18.766	$14.042	$10.342	$10.432	$8.389	$8.166	$7.972	$7.478	$5.545	$4.860
Number of Accumulation Units outstanding at end of period (in thousands)	184	265	80	65	76	387	217	189	138	58
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.854	$10.208	$10.303	$8.289	$8.073	$7.884	$7.400	$5.490	$4.814	$5.233
Accumulation Unit Value at end of period	$18.505	$13.854	$10.208	$10.303	$8.289	$8.073	$7.884	$7.400	$5.490	$4.814
Number of Accumulation Units outstanding at end of period (in thousands)	58	69	99	111	134	191	196	231	356	443
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.330	$10.586	$10.711	$8.638	$8.434	$8.258	$7.770	$5.779	$5.080	$5.536
Accumulation Unit Value at end of period	$19.094	$14.330	$10.586	$10.711	$8.638	$8.434	$8.258	$7.770	$5.779	$5.080
Number of Accumulation Units outstanding at end of period (in thousands)	66	79	73	75	118	129	115	105	57	46

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
MFS® New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$47.772	$34.171	$35.155	$28.133	$26.149	$27.014	$29.524	$21.145	$17.680	$19.971
Accumulation Unit Value at end of period	$68.760	$47.772	$34.171	$35.155	$28.133	$26.149	$27.014	$29.524	$21.145	$17.680
Number of Accumulation Units outstanding at end of period (in thousands)	102	129	148	171	209	253	322	423	702	850
With Principal First Preferred
Accumulation Unit Value at beginning of period	$42.414	$30.400	$31.337	$25.129	$23.403	$24.225	$26.529	$19.039	$15.950	$18.053
Accumulation Unit Value at end of period	$60.926	$42.414	$30.400	$31.337	$25.129	$23.403	$24.225	$26.529	$19.039	$15.950
Number of Accumulation Units outstanding at end of period (in thousands)	19	22	26	29	34	47	57	72	114	148
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$41.553	$29.812	$30.763	$24.692	$23.020	$23.852	$26.147	$18.783	$15.752	$17.847
Accumulation Unit Value at end of period	$59.630	$41.553	$29.812	$30.763	$24.692	$23.020	$23.852	$26.147	$18.783	$15.752
Number of Accumulation Units outstanding at end of period (in thousands)	30	36	46	54	68	75	100	143	197	262
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$27.309	$19.603	$20.238	$16.252	$15.159	$15.715	$17.236	$12.388	$10.394	$11.782
Accumulation Unit Value at end of period	$39.170	$27.309	$19.603	$20.238	$16.252	$15.159	$15.715	$17.236	$12.388	$10.394
Number of Accumulation Units outstanding at end of period (in thousands)	123	153	184	222	259	295	354	455	650	814
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.532	$19.073	$19.721	$15.861	$14.816	$15.383	$16.897	$12.162	$10.220	$11.602
Accumulation Unit Value at end of period	$37.998	$26.532	$19.073	$19.721	$15.861	$14.816	$15.383	$16.897	$12.162	$10.220
Number of Accumulation Units outstanding at end of period (in thousands)	81	106	132	180	228	308	395	553	797	1,138
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$26.532	$19.073	$19.721	$15.861	$14.816	$15.383	$16.897	$12.162	$10.220	$11.602
Accumulation Unit Value at end of period	$37.998	$26.532	$19.073	$19.721	$15.861	$14.816	$15.383	$16.897	$12.162	$10.220
Number of Accumulation Units outstanding at end of period (in thousands)	81	106	132	180	228	308	395	553	797	1,138
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$38.812	$27.944	$28.935	$23.307	$21.804	$22.672	$24.941	$17.979	$15.131	$17.203
Accumulation Unit Value at end of period	$55.502	$38.812	$27.944	$28.935	$23.307	$21.804	$22.672	$24.941	$17.979	$15.131
Number of Accumulation Units outstanding at end of period (in thousands)	32	40	44	53	61	69	81	101	186	259
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$38.423	$27.691	$28.702	$23.143	$21.672	$22.557	$24.839	$17.924	$15.099	$17.185
Accumulation Unit Value at end of period	$54.891	$38.423	$27.691	$28.702	$23.143	$21.672	$22.557	$24.839	$17.924	$15.099
Number of Accumulation Units outstanding at end of period (in thousands)	41	58	59	80	86	91	167	153	113	136
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$37.811	$27.264	$28.274	$22.808	$21.370	$22.254	$24.517	$17.700	$14.919	$16.987
Accumulation Unit Value at end of period	$53.990	$37.811	$27.264	$28.274	$22.808	$21.370	$22.254	$24.517	$17.700	$14.919
Number of Accumulation Units outstanding at end of period (in thousands)	27	34	45	50	67	82	108	140	218	306
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.035	$17.374	$18.063	$14.607	$13.720	$14.324	$15.820	$11.450	$9.675	$11.044
Accumulation Unit Value at end of period	$34.233	$24.035	$17.374	$18.063	$14.607	$13.720	$14.324	$15.820	$11.450	$9.675
Number of Accumulation Units outstanding at end of period (in thousands)	55	58	70	79	82	88	98	134	140	135

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
MFS® Research International Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.693	$10.048	$11.860	$9.370	$9.565	$10.515	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.144	$12.693	$10.048	$11.860	$9.370	$9.565	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	151	179	209	245	310	351	—	—	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$12.569	$9.970	$11.791	$9.334	$9.547	$10.511	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.978	$12.569	$9.970	$11.791	$9.334	$9.547	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	6	9	12	19	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$12.507	$9.931	$11.757	$9.316	$9.538	$10.510	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.895	$12.507	$9.931	$11.757	$9.316	$9.538	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	37	38	43	62	65	—	—	—	—
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$12.477	$9.911	$11.739	$9.307	$9.534	$10.509	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.854	$12.477	$9.911	$11.739	$9.307	$9.534	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	92	101	109	128	155	195	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.385	$9.853	$11.688	$9.281	$9.521	$10.507	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.732	$12.385	$9.853	$11.688	$9.281	$9.521	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	49	71	84	95	124	152	—	—	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$12.385	$9.853	$11.688	$9.281	$9.521	$10.507	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.732	$12.385	$9.853	$11.688	$9.281	$9.521	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	49	71	84	95	124	152	—	—	—	—
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$12.294	$9.795	$11.637	$9.254	$9.508	$10.504	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.611	$12.294	$9.795	$11.637	$9.254	$9.508	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	36	43	55	62	72	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.234	$9.757	$11.603	$9.236	$9.499	$10.503	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.530	$12.234	$9.757	$11.603	$9.236	$9.499	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	46	44	42	41	30	38	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.204	$9.738	$11.586	$9.227	$9.495	$10.502	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.490	$12.204	$9.738	$11.586	$9.227	$9.495	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	17	24	33	43	53	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.055	$9.643	$11.502	$9.183	$9.473	$10.498	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.292	$12.055	$9.643	$11.502	$9.183	$9.473	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	25	34	38	40	50	50	—	—	—	—

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
MFS® Research Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.099	$23.710	$25.130	$20.647	$19.246	$19.352	$17.799	$13.638	$11.787	$12.002
Accumulation Unit Value at end of period	$35.773	$31.099	$23.710	$25.130	$20.647	$19.246	$19.352	$17.799	$13.638	$11.787
Number of Accumulation Units outstanding at end of period (in thousands)	12	13	15	19	19	24	34	43	66	57
With Principal First Preferred
Accumulation Unit Value at beginning of period	$30.190	$23.063	$24.493	$20.164	$18.833	$18.975	$17.487	$13.426	$11.627	$11.862
Accumulation Unit Value at end of period	$34.658	$30.190	$23.063	$24.493	$20.164	$18.833	$18.975	$17.487	$13.426	$11.627
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	6	6	6	7	12	11
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$29.745	$22.746	$24.181	$19.926	$18.630	$18.789	$17.333	$13.321	$11.548	$11.793
Accumulation Unit Value at end of period	$34.113	$29.745	$22.746	$24.181	$19.926	$18.630	$18.789	$17.333	$13.321	$11.548
Number of Accumulation Units outstanding at end of period (in thousands)	19	16	18	19	21	21	32	38	21	25
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$29.525	$22.589	$24.026	$19.809	$18.529	$18.697	$17.257	$13.269	$11.508	$11.759
Accumulation Unit Value at end of period	$33.844	$29.525	$22.589	$24.026	$19.809	$18.529	$18.697	$17.257	$13.269	$11.508
Number of Accumulation Units outstanding at end of period (in thousands)	16	24	22	31	32	36	46	55	54	83
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$28.875	$22.125	$23.568	$19.460	$18.231	$18.423	$17.030	$13.114	$11.391	$11.656
Accumulation Unit Value at end of period	$33.049	$28.875	$22.125	$23.568	$19.460	$18.231	$18.423	$17.030	$13.114	$11.391
Number of Accumulation Units outstanding at end of period (in thousands)	8	11	13	17	29	27	35	51	59	95
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$28.875	$22.125	$23.568	$19.460	$18.231	$18.423	$17.030	$13.114	$11.391	$11.656
Accumulation Unit Value at end of period	$33.049	$28.875	$22.125	$23.568	$19.460	$18.231	$18.423	$17.030	$13.114	$11.391
Number of Accumulation Units outstanding at end of period (in thousands)	8	11	13	17	29	27	35	51	59	95
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$28.239	$21.670	$23.118	$19.117	$17.937	$18.153	$16.805	$12.960	$11.275	$11.555
Accumulation Unit Value at end of period	$32.274	$28.239	$21.670	$23.118	$19.117	$17.937	$18.153	$16.805	$12.960	$11.275
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	4	6	6	8	8	9	15	11
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.824	$21.372	$22.823	$18.892	$17.743	$17.975	$16.657	$12.859	$11.198	$11.487
Accumulation Unit Value at end of period	$31.766	$27.824	$21.372	$22.823	$18.892	$17.743	$17.975	$16.657	$12.859	$11.198
Number of Accumulation Units outstanding at end of period (in thousands)	15	20	17	21	14	19	21	21	19	13
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$27.618	$21.225	$22.677	$18.781	$17.647	$17.887	$16.584	$12.809	$11.160	$11.454
Accumulation Unit Value at end of period	$31.516	$27.618	$21.225	$22.677	$18.781	$17.647	$17.887	$16.584	$12.809	$11.160
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	12	14	14	15	20	18	44	40
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.612	$20.503	$21.961	$18.233	$17.176	$17.452	$16.221	$12.560	$10.970	$11.288
Accumulation Unit Value at end of period	$30.292	$26.612	$20.503	$21.961	$18.233	$17.176	$17.452	$16.221	$12.560	$10.970
Number of Accumulation Units outstanding at end of period (in thousands)	5	8	10	14	13	13	14	15	8	1

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
MFS® Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.601	$14.348	$14.703	$14.267	$13.873	$14.105	$13.507	$13.833	$13.061	$12.402
Accumulation Unit Value at end of period	$16.695	$15.601	$14.348	$14.703	$14.267	$13.873	$14.105	$13.507	$13.833	$13.061
Number of Accumulation Units outstanding at end of period (in thousands)	1,403	1,613	1,771	2,090	2,214	2,412	2,922	3,769	1,413	1,353
With Principal First Preferred
Accumulation Unit Value at beginning of period	$15.145	$13.957	$14.331	$13.934	$13.577	$13.830	$13.271	$13.619	$12.884	$12.259
Accumulation Unit Value at end of period	$16.175	$15.145	$13.957	$14.331	$13.934	$13.577	$13.830	$13.271	$13.619	$12.884
Number of Accumulation Units outstanding at end of period (in thousands)	21	24	26	34	41	47	50	64	101	109
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.923	$13.766	$14.148	$13.770	$13.431	$13.696	$13.154	$13.513	$12.797	$12.188
Accumulation Unit Value at end of period	$15.921	$14.923	$13.766	$14.148	$13.770	$13.431	$13.696	$13.154	$13.513	$12.797
Number of Accumulation Units outstanding at end of period (in thousands)	153	151	162	206	198	241	337	402	332	400
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.812	$13.671	$14.058	$13.689	$13.358	$13.628	$13.096	$13.460	$12.753	$12.152
Accumulation Unit Value at end of period	$15.796	$14.812	$13.671	$14.058	$13.689	$13.358	$13.628	$13.096	$13.460	$12.753
Number of Accumulation Units outstanding at end of period (in thousands)	506	546	583	708	839	1,047	1,236	1,677	780	773
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.487	$13.391	$13.791	$13.449	$13.143	$13.429	$12.924	$13.303	$12.624	$12.047
Accumulation Unit Value at end of period	$15.426	$14.487	$13.391	$13.791	$13.449	$13.143	$13.429	$12.924	$13.303	$12.624
Number of Accumulation Units outstanding at end of period (in thousands)	167	179	157	179	245	289	374	504	765	975
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$14.487	$13.391	$13.791	$13.449	$13.143	$13.429	$12.924	$13.303	$12.624	$12.047
Accumulation Unit Value at end of period	$15.426	$14.487	$13.391	$13.791	$13.449	$13.143	$13.429	$12.924	$13.303	$12.624
Number of Accumulation Units outstanding at end of period (in thousands)	167	179	157	179	245	289	374	504	765	975
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.169	$13.116	$13.528	$13.212	$12.932	$13.233	$12.755	$13.148	$12.495	$11.942
Accumulation Unit Value at end of period	$15.064	$14.169	$13.116	$13.528	$13.212	$12.932	$13.233	$12.755	$13.148	$12.495
Number of Accumulation Units outstanding at end of period (in thousands)	226	233	270	313	318	342	407	481	303	336
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.960	$12.936	$13.356	$13.057	$12.793	$13.104	$12.643	$13.046	$12.411	$11.873
Accumulation Unit Value at end of period	$14.828	$13.960	$12.936	$13.356	$13.057	$12.793	$13.104	$12.643	$13.046	$12.411
Number of Accumulation Units outstanding at end of period (in thousands)	139	145	189	207	191	157	151	118	139	137
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.857	$12.847	$13.271	$12.980	$12.724	$13.040	$12.587	$12.995	$12.368	$11.838
Accumulation Unit Value at end of period	$14.711	$13.857	$12.847	$13.271	$12.980	$12.724	$13.040	$12.587	$12.995	$12.368
Number of Accumulation Units outstanding at end of period (in thousands)	48	58	68	81	88	101	108	132	215	302
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.353	$12.411	$12.852	$12.603	$12.384	$12.724	$12.313	$12.744	$12.159	$11.668
Accumulation Unit Value at end of period	$14.141	$13.353	$12.411	$12.852	$12.603	$12.384	$12.724	$12.313	$12.744	$12.159
Number of Accumulation Units outstanding at end of period (in thousands)	99	101	81	94	83	86	78	84	147	132

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
MFS® Total Return Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.816	$23.420	$25.149	$22.699	$21.090	$21.456	$20.044	$17.066	$15.548	$15.485
Accumulation Unit Value at end of period	$30.136	$27.816	$23.420	$25.149	$22.699	$21.090	$21.456	$20.044	$17.066	$15.548
Number of Accumulation Units outstanding at end of period (in thousands)	811	894	1,055	1,196	1,389	1,646	2,183	2,948	4,675	5,379
With Principal First Preferred
Accumulation Unit Value at beginning of period	$24.949	$21.048	$22.648	$20.482	$19.068	$19.438	$18.195	$15.523	$14.170	$14.141
Accumulation Unit Value at end of period	$26.976	$24.949	$21.048	$22.648	$20.482	$19.068	$19.438	$18.195	$15.523	$14.170
Number of Accumulation Units outstanding at end of period (in thousands)	63	70	85	106	142	176	213	290	421	542
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$24.443	$20.642	$22.233	$20.127	$18.756	$19.139	$17.933	$15.315	$13.994	$13.980
Accumulation Unit Value at end of period	$26.402	$24.443	$20.642	$22.233	$20.127	$18.756	$19.139	$17.933	$15.315	$13.994
Number of Accumulation Units outstanding at end of period (in thousands)	288	304	343	388	437	498	632	846	1,106	1,336
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$22.993	$19.427	$20.935	$18.962	$17.679	$18.049	$16.920	$14.457	$13.217	$13.210
Accumulation Unit Value at end of period	$24.824	$22.993	$19.427	$20.935	$18.962	$17.679	$18.049	$16.920	$14.457	$13.217
Number of Accumulation Units outstanding at end of period (in thousands)	680	719	812	900	1,019	1,135	1,371	1,702	2,482	3,066
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.339	$18.903	$20.400	$18.505	$17.279	$17.667	$16.588	$14.194	$12.996	$13.008
Accumulation Unit Value at end of period	$24.081	$22.339	$18.903	$20.400	$18.505	$17.279	$17.667	$16.588	$14.194	$12.996
Number of Accumulation Units outstanding at end of period (in thousands)	522	644	736	929	1,211	1,533	2,139	2,903	4,280	5,555
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$22.339	$18.903	$20.400	$18.505	$17.279	$17.667	$16.588	$14.194	$12.996	$13.008
Accumulation Unit Value at end of period	$24.081	$22.339	$18.903	$20.400	$18.505	$17.279	$17.667	$16.588	$14.194	$12.996
Number of Accumulation Units outstanding at end of period (in thousands)	522	644	736	929	1,211	1,533	2,139	2,903	4,280	5,555
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$22.831	$19.348	$20.913	$18.998	$17.766	$18.193	$17.106	$14.660	$13.443	$13.476
Accumulation Unit Value at end of period	$24.575	$22.831	$19.348	$20.913	$18.998	$17.766	$18.193	$17.106	$14.660	$13.443
Number of Accumulation Units outstanding at end of period (in thousands)	245	270	309	344	380	445	529	651	850	1,144
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.602	$19.173	$20.744	$18.864	$17.658	$18.100	$17.037	$14.614	$13.415	$13.461
Accumulation Unit Value at end of period	$24.304	$22.602	$19.173	$20.744	$18.864	$17.658	$18.100	$17.037	$14.614	$13.415
Number of Accumulation Units outstanding at end of period (in thousands)	340	373	437	473	570	595	823	921	795	620
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.242	$18.877	$20.435	$18.592	$17.412	$17.857	$16.816	$14.432	$13.254	$13.306
Accumulation Unit Value at end of period	$23.905	$22.242	$18.877	$20.435	$18.592	$17.412	$17.857	$16.816	$14.432	$13.254
Number of Accumulation Units outstanding at end of period (in thousands)	167	200	226	264	316	394	504	741	997	1,244
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.237	$17.219	$18.686	$17.043	$16.002	$16.451	$15.531	$13.363	$12.303	$12.382
Accumulation Unit Value at end of period	$21.696	$20.237	$17.219	$18.686	$17.043	$16.002	$16.451	$15.531	$13.363	$12.303
Number of Accumulation Units outstanding at end of period (in thousands)	151	178	197	211	226	240	267	308	310	305

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
MFS® Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$39.465	$30.817	$34.740	$29.929	$26.590	$27.151	$24.903	$18.575	$16.194	$16.464
Accumulation Unit Value at end of period	$40.288	$39.465	$30.817	$34.740	$29.929	$26.590	$27.151	$24.903	$18.575	$16.194
Number of Accumulation Units outstanding at end of period (in thousands)	221	233	278	313	373	450	585	779	889	1,047
With Principal First Preferred
Accumulation Unit Value at beginning of period	$38.171	$29.866	$33.736	$29.122	$25.924	$26.525	$24.377	$18.219	$15.916	$16.214
Accumulation Unit Value at end of period	$38.889	$38.171	$29.866	$33.736	$29.122	$25.924	$26.525	$24.377	$18.219	$15.916
Number of Accumulation Units outstanding at end of period (in thousands)	13	11	12	14	18	24	27	43	72	99
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$37.540	$29.402	$33.245	$28.727	$25.598	$26.217	$24.118	$18.044	$15.778	$16.090
Accumulation Unit Value at end of period	$38.208	$37.540	$29.402	$33.245	$28.727	$25.598	$26.217	$24.118	$18.044	$15.778
Number of Accumulation Units outstanding at end of period (in thousands)	44	42	44	54	70	77	103	142	175	222
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$37.228	$29.172	$33.002	$28.531	$25.436	$26.065	$23.990	$17.957	$15.710	$16.028
Accumulation Unit Value at end of period	$37.872	$37.228	$29.172	$33.002	$28.531	$25.436	$26.065	$23.990	$17.957	$15.710
Number of Accumulation Units outstanding at end of period (in thousands)	138	142	179	229	252	314	366	471	584	658
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$36.309	$28.495	$32.283	$27.952	$24.958	$25.612	$23.609	$17.698	$15.507	$15.845
Accumulation Unit Value at end of period	$36.881	$36.309	$28.495	$32.283	$27.952	$24.958	$25.612	$23.609	$17.698	$15.507
Number of Accumulation Units outstanding at end of period (in thousands)	63	72	107	145	160	200	267	358	505	632
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$36.309	$28.495	$32.283	$27.952	$24.958	$25.612	$23.609	$17.698	$15.507	$15.845
Accumulation Unit Value at end of period	$36.881	$36.309	$28.495	$32.283	$27.952	$24.958	$25.612	$23.609	$17.698	$15.507
Number of Accumulation Units outstanding at end of period (in thousands)	63	72	107	145	160	200	267	358	505	632
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$35.412	$27.833	$31.581	$27.385	$24.488	$25.168	$23.234	$17.443	$15.307	$15.663
Accumulation Unit Value at end of period	$35.917	$35.412	$27.833	$31.581	$27.385	$24.488	$25.168	$23.234	$17.443	$15.307
Number of Accumulation Units outstanding at end of period (in thousands)	48	53	55	66	84	90	106	139	152	210
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$34.827	$27.400	$31.121	$27.013	$24.180	$24.876	$22.988	$17.276	$15.175	$15.544
Accumulation Unit Value at end of period	$35.288	$34.827	$27.400	$31.121	$27.013	$24.180	$24.876	$22.988	$17.276	$15.175
Number of Accumulation Units outstanding at end of period (in thousands)	72	78	77	89	97	99	133	130	83	75
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$34.538	$27.186	$30.893	$26.829	$24.027	$24.731	$22.865	$17.192	$15.109	$15.484
Accumulation Unit Value at end of period	$34.977	$34.538	$27.186	$30.893	$26.829	$24.027	$24.731	$22.865	$17.192	$15.109
Number of Accumulation Units outstanding at end of period (in thousands)	25	29	33	43	53	59	75	108	187	223
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$33.128	$26.142	$29.781	$25.928	$23.278	$24.020	$22.264	$16.782	$14.785	$15.190
Accumulation Unit Value at end of period	$33.466	$33.128	$26.142	$29.781	$25.928	$23.278	$24.020	$22.264	$16.782	$14.785
Number of Accumulation Units outstanding at end of period (in thousands)	32	33	41	46	57	60	64	67	48	54

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Morgan Stanley VIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.198	$11.177	$11.433	$10.944	$10.478	$10.710	$10.092	$9.896	$—	$—
Accumulation Unit Value at end of period	$12.942	$12.198	$11.177	$11.433	$10.944	$10.478	$10.710	$10.092	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$12.040	$11.055	$11.331	$10.867	$10.426	$10.678	$10.082	$9.892	$—	$—
Accumulation Unit Value at end of period	$12.750	$12.040	$11.055	$11.331	$10.867	$10.426	$10.678	$10.082	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$11.962	$10.994	$11.280	$10.829	$10.400	$10.662	$10.077	$9.890	$—	$—
Accumulation Unit Value at end of period	$12.654	$11.962	$10.994	$11.280	$10.829	$10.400	$10.662	$10.077	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.807	$10.874	$11.178	$10.753	$10.348	$10.629	$10.066	$9.886	$—	$—
Accumulation Unit Value at end of period	$12.465	$11.807	$10.874	$11.178	$10.753	$10.348	$10.629	$10.066	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$11.807	$10.874	$11.178	$10.753	$10.348	$10.629	$10.066	$9.886	$—	$—
Accumulation Unit Value at end of period	$12.465	$11.807	$10.874	$11.178	$10.753	$10.348	$10.629	$10.066	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.616	$10.725	$11.053	$10.659	$10.283	$10.589	$10.053	$9.881	$—	$—
Accumulation Unit Value at end of period	$12.234	$11.616	$10.725	$11.053	$10.659	$10.283	$10.589	$10.053	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.579	$10.695	$11.028	$10.641	$10.270	$10.581	$10.051	$9.880	$—	$—
Accumulation Unit Value at end of period	$12.188	$11.579	$10.695	$11.028	$10.641	$10.270	$10.581	$10.051	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.392	$10.549	$10.904	$10.548	$10.206	$10.541	$10.038	$9.875	$—	$—
Accumulation Unit Value at end of period	$11.961	$11.392	$10.549	$10.904	$10.548	$10.206	$10.541	$10.038	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Morgan Stanley VIF Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.376	$21.877	$20.666	$14.667	$15.158	$13.721	$13.110	$11.224	$—	$—
Accumulation Unit Value at end of period	$60.686	$28.376	$21.877	$20.666	$14.667	$15.158	$13.721	$13.110	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	5	7	6	6	7	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$28.009	$21.637	$20.481	$14.564	$15.082	$13.680	$13.096	$11.219	$—	$—
Accumulation Unit Value at end of period	$59.781	$28.009	$21.637	$20.481	$14.564	$15.082	$13.680	$13.096	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$27.827	$21.518	$20.389	$14.513	$15.044	$13.659	$13.090	$11.217	$—	$—
Accumulation Unit Value at end of period	$59.334	$27.827	$21.518	$20.389	$14.513	$15.044	$13.659	$13.090	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	1	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$27.468	$21.283	$20.206	$14.411	$14.968	$13.618	$13.076	$11.212	$—	$—
Accumulation Unit Value at end of period	$58.450	$27.468	$21.283	$20.206	$14.411	$14.968	$13.618	$13.076	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$27.468	$21.283	$20.206	$14.411	$14.968	$13.618	$13.076	$11.212	$—	$—
Accumulation Unit Value at end of period	$58.450	$27.468	$21.283	$20.206	$14.411	$14.968	$13.618	$13.076	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.024	$20.991	$19.979	$14.286	$14.875	$13.567	$13.060	$11.207	$—	$—
Accumulation Unit Value at end of period	$57.363	$27.024	$20.991	$19.979	$14.286	$14.875	$13.567	$13.060	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.936	$20.934	$19.934	$14.260	$14.856	$13.556	$13.056	$11.206	$—	$—
Accumulation Unit Value at end of period	$57.148	$26.936	$20.934	$19.934	$14.260	$14.856	$13.556	$13.056	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	1	1	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.502	$20.647	$19.711	$14.136	$14.763	$13.505	$13.040	$11.200	$—	$—
Accumulation Unit Value at end of period	$56.086	$26.502	$20.647	$19.711	$14.136	$14.763	$13.505	$13.040	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	2	2	—	—

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Rational Insider Buying VA Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.794	$2.283	$2.494	$2.151	$1.964	$2.144	$2.219	$1.705	$1.409	$1.442
Accumulation Unit Value at end of period	$3.146	$2.794	$2.283	$2.494	$2.151	$1.964	$2.144	$2.219	$1.705	$1.409
Number of Accumulation Units outstanding at end of period (in thousands)	204	237	264	297	376	491	740	546	690	754
With Principal First Preferred
Accumulation Unit Value at beginning of period	$2.712	$2.221	$2.430	$2.100	$1.922	$2.102	$2.180	$1.678	$1.390	$1.425
Accumulation Unit Value at end of period	$3.048	$2.712	$2.221	$2.430	$2.100	$1.922	$2.102	$2.180	$1.678	$1.390
Number of Accumulation Units outstanding at end of period (in thousands)	30	33	40	54	66	93	111	75	140	152
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.666	$2.186	$2.394	$2.071	$1.897	$2.078	$2.157	$1.662	$1.378	$1.414
Accumulation Unit Value at end of period	$2.994	$2.666	$2.186	$2.394	$2.071	$1.897	$2.078	$2.157	$1.662	$1.378
Number of Accumulation Units outstanding at end of period (in thousands)	92	98	111	154	171	212	296	258	287	318
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.585	$2.124	$2.331	$2.020	$1.854	$2.034	$2.116	$1.634	$1.357	$1.395
Accumulation Unit Value at end of period	$2.897	$2.585	$2.124	$2.331	$2.020	$1.854	$2.034	$2.116	$1.634	$1.357
Number of Accumulation Units outstanding at end of period (in thousands)	52	60	72	103	126	149	379	221	266	304
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$2.585	$2.124	$2.331	$2.020	$1.854	$2.034	$2.116	$1.634	$1.357	$1.395
Accumulation Unit Value at end of period	$2.897	$2.585	$2.124	$2.331	$2.020	$1.854	$2.034	$2.116	$1.634	$1.357
Number of Accumulation Units outstanding at end of period (in thousands)	52	60	72	103	126	149	379	221	266	304
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$31.753	$26.150	$28.771	$25.001	$23.001	$25.303	$26.384	$20.424	$17.009	$17.529
Accumulation Unit Value at end of period	$35.489	$31.753	$26.150	$28.771	$25.001	$23.001	$25.303	$26.384	$20.424	$17.009
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	1	4	4	4	2	4	3	3
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.468	$2.033	$2.238	$1.946	$1.791	$1.971	$2.057	$1.593	$1.327	$1.368
Accumulation Unit Value at end of period	$2.757	$2.468	$2.033	$2.238	$1.946	$1.791	$1.971	$2.057	$1.593	$1.327
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	5	5	5	8	9	42	57
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.374	$1.961	$2.164	$1.886	$1.740	$1.920	$2.008	$1.559	$1.302	$1.346
Accumulation Unit Value at end of period	$2.645	$2.374	$1.961	$2.164	$1.886	$1.740	$1.920	$2.008	$1.559	$1.302
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	6	7	11	11

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Rational Trend Aggregation VA Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.145	$2.027	$2.153	$2.217	$2.101	$2.197	$2.021	$1.708	$1.553	$1.470
Accumulation Unit Value at end of period	$2.142	$2.145	$2.027	$2.153	$2.217	$2.101	$2.197	$2.021	$1.708	$1.553
Number of Accumulation Units outstanding at end of period (in thousands)	181	212	257	278	298	378	538	1,103	1,100	1,122
With Principal First Preferred
Accumulation Unit Value at beginning of period	$2.083	$1.971	$2.098	$2.165	$2.056	$2.154	$1.986	$1.681	$1.532	$1.453
Accumulation Unit Value at end of period	$2.075	$2.083	$1.971	$2.098	$2.165	$2.056	$2.154	$1.986	$1.681	$1.532
Number of Accumulation Units outstanding at end of period (in thousands)	74	74	76	90	95	136	207	134	174	189
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.064	$1.955	$2.083	$2.152	$2.045	$2.145	$1.979	$1.677	$1.530	$1.453
Accumulation Unit Value at end of period	$2.054	$2.064	$1.955	$2.083	$2.152	$2.045	$2.145	$1.979	$1.677	$1.530
Number of Accumulation Units outstanding at end of period (in thousands)	90	96	102	139	155	209	344	423	362	377
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.935	$18.926	$20.203	$20.912	$19.915	$20.927	$19.351	$16.432	$15.017	$14.287
Accumulation Unit Value at end of period	$19.804	$19.935	$18.926	$20.203	$20.912	$19.915	$20.927	$19.351	$16.432	$15.017
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	6	10	11	34	37	44	59
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$19.935	$18.926	$20.203	$20.912	$19.915	$20.927	$19.351	$16.432	$15.017	$14.287
Accumulation Unit Value at end of period	$19.804	$19.935	$18.926	$20.203	$20.912	$19.915	$20.927	$19.351	$16.432	$15.017
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	6	10	11	34	37	44	59
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.992	$19.980	$21.381	$22.187	$21.182	$22.314	$20.685	$17.609	$16.133	$15.387
Accumulation Unit Value at end of period	$20.802	$20.992	$19.980	$21.381	$22.187	$21.182	$22.314	$20.685	$17.609	$16.133
Number of Accumulation Units outstanding at end of period (in thousands)	3	2	2	5	4	4	4	6	5	5
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.893	$1.803	$1.930	$2.004	$1.914	$2.017	$1.871	$1.593	$1.461	$1.394
Accumulation Unit Value at end of period	$1.875	$1.893	$1.803	$1.930	$2.004	$1.914	$2.017	$1.871	$1.593	$1.461
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	10	11	11	12	13	15	84	109
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.128	$17.305	$18.574	$19.333	$18.512	$19.560	$18.187	$15.529	$14.270	$13.651
Accumulation Unit Value at end of period	$17.910	$18.128	$17.305	$18.574	$19.333	$18.512	$19.560	$18.187	$15.529	$14.270
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.096	$24.834	$29.769	$21.452	$18.459	$23.220	$25.607	$26.148	$23.370	$28.091
Accumulation Unit Value at end of period	$36.013	$31.096	$24.834	$29.769	$21.452	$18.459	$23.220	$25.607	$26.148	$23.370
Number of Accumulation Units outstanding at end of period (in thousands)	58	65	74	92	99	130	163	226	323	398
With Principal First Preferred
Accumulation Unit Value at beginning of period	$25.981	$20.790	$24.972	$18.031	$15.547	$19.596	$21.654	$22.155	$19.841	$23.896
Accumulation Unit Value at end of period	$30.029	$25.981	$20.790	$24.972	$18.031	$15.547	$19.596	$21.654	$22.155	$19.841
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	13	14	13	14	17	28	37	44
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$25.454	$20.389	$24.514	$17.718	$15.292	$19.294	$21.342	$21.857	$19.595	$23.623
Accumulation Unit Value at end of period	$29.390	$25.454	$20.389	$24.514	$17.718	$15.292	$19.294	$21.342	$21.857	$19.595
Number of Accumulation Units outstanding at end of period (in thousands)	26	32	33	38	47	54	64	96	123	132
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$30.450	$24.403	$29.355	$21.228	$18.330	$23.139	$25.608	$26.240	$23.535	$28.388
Accumulation Unit Value at end of period	$35.142	$30.450	$24.403	$29.355	$21.228	$18.330	$23.139	$25.608	$26.240	$23.535
Number of Accumulation Units outstanding at end of period (in thousands)	54	64	74	94	99	106	131	165	241	296
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$29.583	$23.744	$28.605	$20.717	$17.916	$22.650	$25.104	$25.762	$23.141	$27.955
Accumulation Unit Value at end of period	$34.091	$29.583	$23.744	$28.605	$20.717	$17.916	$22.650	$25.104	$25.762	$23.141
Number of Accumulation Units outstanding at end of period (in thousands)	27	31	43	51	61	76	101	157	274	382
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$29.583	$23.744	$28.605	$20.717	$17.916	$22.650	$25.104	$25.762	$23.141	$27.955
Accumulation Unit Value at end of period	$34.091	$29.583	$23.744	$28.605	$20.717	$17.916	$22.650	$25.104	$25.762	$23.141
Number of Accumulation Units outstanding at end of period (in thousands)	27	31	43	51	61	76	101	157	274	382
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$23.775	$19.111	$23.058	$16.725	$14.485	$18.340	$20.357	$20.922	$18.822	$22.771
Accumulation Unit Value at end of period	$27.356	$23.775	$19.111	$23.058	$16.725	$14.485	$18.340	$20.357	$20.922	$18.822
Number of Accumulation Units outstanding at end of period (in thousands)	26	28	30	33	42	49	67	71	114	138
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.537	$18.938	$22.873	$16.607	$14.397	$18.247	$20.274	$20.858	$18.783	$22.747
Accumulation Unit Value at end of period	$27.055	$23.537	$18.938	$22.873	$16.607	$14.397	$18.247	$20.274	$20.858	$18.783
Number of Accumulation Units outstanding at end of period (in thousands)	32	35	32	43	37	34	42	46	50	72
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.162	$18.646	$22.531	$16.367	$14.196	$18.002	$20.012	$20.598	$18.558	$22.486
Accumulation Unit Value at end of period	$26.611	$23.162	$18.646	$22.531	$16.367	$14.196	$18.002	$20.012	$20.598	$18.558
Number of Accumulation Units outstanding at end of period (in thousands)	19	21	24	28	43	48	56	87	93	118
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.800	$21.629	$26.201	$19.080	$16.591	$21.091	$23.505	$24.254	$21.907	$26.610
Accumulation Unit Value at end of period	$30.714	$26.800	$21.629	$26.201	$19.080	$16.591	$21.091	$23.505	$24.254	$21.907
Number of Accumulation Units outstanding at end of period (in thousands)	11	13	19	19	18	18	25	23	25	25

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.988	$14.401	$17.263	$14.994	$14.181	$15.371	$17.532	$14.451	$12.388	$14.051
Accumulation Unit Value at end of period	$15.591	$15.988	$14.401	$17.263	$14.994	$14.181	$15.371	$17.532	$14.451	$12.388
Number of Accumulation Units outstanding at end of period (in thousands)	804	795	847	878	1,049	1,200	1,375	1,662	2,198	2,603
With Principal First Preferred
Accumulation Unit Value at beginning of period	$14.780	$13.339	$16.022	$13.944	$13.214	$14.352	$16.402	$13.547	$11.637	$13.225
Accumulation Unit Value at end of period	$14.384	$14.780	$13.339	$16.022	$13.944	$13.214	$14.352	$16.402	$13.547	$11.637
Number of Accumulation Units outstanding at end of period (in thousands)	95	94	98	108	127	167	200	241	333	399
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.480	$13.081	$15.728	$13.702	$12.998	$14.131	$16.166	$13.365	$11.492	$13.074
Accumulation Unit Value at end of period	$14.078	$14.480	$13.081	$15.728	$13.702	$12.998	$14.131	$16.166	$13.365	$11.492
Number of Accumulation Units outstanding at end of period (in thousands)	179	183	197	219	251	282	320	398	543	659
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.780	$12.455	$14.983	$13.059	$12.394	$13.482	$15.431	$12.764	$10.980	$12.498
Accumulation Unit Value at end of period	$13.390	$13.780	$12.455	$14.983	$13.059	$12.394	$13.482	$15.431	$12.764	$10.980
Number of Accumulation Units outstanding at end of period (in thousands)	415	383	412	443	514	629	721	870	1,051	1,310
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.387	$12.119	$14.600	$12.745	$12.114	$13.197	$15.127	$12.531	$10.797	$12.307
Accumulation Unit Value at end of period	$12.990	$13.387	$12.119	$14.600	$12.745	$12.114	$13.197	$15.127	$12.531	$10.797
Number of Accumulation Units outstanding at end of period (in thousands)	461	461	494	559	706	850	992	1,265	1,990	2,671
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$13.387	$12.119	$14.600	$12.745	$12.114	$13.197	$15.127	$12.531	$10.797	$12.307
Accumulation Unit Value at end of period	$12.990	$13.387	$12.119	$14.600	$12.745	$12.114	$13.197	$15.127	$12.531	$10.797
Number of Accumulation Units outstanding at end of period (in thousands)	461	461	494	559	706	850	992	1,265	1,990	2,671
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.525	$12.261	$14.794	$12.934	$12.311	$13.432	$15.420	$12.793	$11.039	$12.602
Accumulation Unit Value at end of period	$13.103	$13.525	$12.261	$14.794	$12.934	$12.311	$13.432	$15.420	$12.793	$11.039
Number of Accumulation Units outstanding at end of period (in thousands)	143	148	152	168	199	230	260	293	403	543
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.389	$12.151	$14.675	$12.842	$12.237	$13.364	$15.358	$12.754	$11.016	$12.589
Accumulation Unit Value at end of period	$12.959	$13.389	$12.151	$14.675	$12.842	$12.237	$13.364	$15.358	$12.754	$11.016
Number of Accumulation Units outstanding at end of period (in thousands)	275	274	280	319	326	339	343	337	352	446
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.176	$11.963	$14.455	$12.657	$12.066	$13.184	$15.159	$12.595	$10.884	$12.444
Accumulation Unit Value at end of period	$12.746	$13.176	$11.963	$14.455	$12.657	$12.066	$13.184	$15.159	$12.595	$10.884
Number of Accumulation Units outstanding at end of period (in thousands)	201	189	200	224	275	323	355	443	664	903
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.128	$11.039	$13.372	$11.738	$11.218	$12.288	$14.164	$11.798	$10.221	$11.715
Accumulation Unit Value at end of period	$11.703	$12.128	$11.039	$13.372	$11.738	$11.218	$12.288	$14.164	$11.798	$10.221
Number of Accumulation Units outstanding at end of period (in thousands)	136	129	138	141	154	167	170	205	229	233

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.298	$17.867	$21.268	$18.191	$16.821	$18.232	$19.015	$14.733	$12.334	$13.440
Accumulation Unit Value at end of period	$21.188	$20.298	$17.867	$21.268	$18.191	$16.821	$18.232	$19.015	$14.733	$12.334
Number of Accumulation Units outstanding at end of period (in thousands)	811	927	1,068	1,250	1,453	1,771	2,228	2,931	4,362	5,449
With Principal First Preferred
Accumulation Unit Value at beginning of period	$18.306	$16.145	$19.257	$16.504	$15.291	$16.607	$17.356	$13.474	$11.303	$12.341
Accumulation Unit Value at end of period	$19.070	$18.306	$16.145	$19.257	$16.504	$15.291	$16.607	$17.356	$13.474	$11.303
Number of Accumulation Units outstanding at end of period (in thousands)	89	119	134	156	178	215	261	374	502	641
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.934	$15.833	$18.904	$16.218	$15.041	$16.352	$17.106	$13.293	$11.163	$12.199
Accumulation Unit Value at end of period	$18.664	$17.934	$15.833	$18.904	$16.218	$15.041	$16.352	$17.106	$13.293	$11.163
Number of Accumulation Units outstanding at end of period (in thousands)	161	178	205	244	252	288	348	427	539	683
With Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$17.598	$15.544	$18.568	$15.938	$14.789	$16.086	$16.836	$13.090	$10.997	$12.025
Accumulation Unit Value at end of period	$18.305	$17.598	$15.544	$18.568	$15.938	$14.789	$16.086	$16.836	$13.090	$10.997
Number of Accumulation Units outstanding at end of period (in thousands)	396	472	559	647	759	915	1,121	1,364	1,931	2,394
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.097	$15.125	$18.094	$15.554	$14.454	$15.746	$16.504	$12.851	$10.813	$11.841
Accumulation Unit Value at end of period	$17.757	$17.097	$15.125	$18.094	$15.554	$14.454	$15.746	$16.504	$12.851	$10.813
Number of Accumulation Units outstanding at end of period (in thousands)	491	604	722	918	1,223	1,514	2,027	2,824	4,006	5,521
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$17.097	$15.125	$18.094	$15.554	$14.454	$15.746	$16.504	$12.851	$10.813	$11.841
Accumulation Unit Value at end of period	$17.757	$17.097	$15.125	$18.094	$15.554	$14.454	$15.746	$16.504	$12.851	$10.813
Number of Accumulation Units outstanding at end of period (in thousands)	491	604	722	918	1,223	1,514	2,027	2,824	4,006	5,521
With MAV/EPB Death Benefit and Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.752	$14.841	$17.781	$15.308	$14.247	$15.543	$16.317	$12.724	$10.722	$11.760
Accumulation Unit Value at end of period	$17.372	$16.752	$14.841	$17.781	$15.308	$14.247	$15.543	$16.317	$12.724	$10.722
Number of Accumulation Units outstanding at end of period (in thousands)	131	145	173	189	225	272	332	402	493	689
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.583	$14.707	$17.638	$15.200	$14.161	$15.464	$16.250	$12.685	$10.700	$11.747
Accumulation Unit Value at end of period	$17.181	$16.583	$14.707	$17.638	$15.200	$14.161	$15.464	$16.250	$12.685	$10.700
Number of Accumulation Units outstanding at end of period (in thousands)	262	323	345	381	432	474	518	514	350	353
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.320	$14.480	$17.375	$14.981	$13.963	$15.256	$16.040	$12.527	$10.572	$11.612
Accumulation Unit Value at end of period	$16.899	$16.320	$14.480	$17.375	$14.981	$13.963	$15.256	$16.040	$12.527	$10.572
Number of Accumulation Units outstanding at end of period (in thousands)	125	146	185	222	266	317	374	498	715	957
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.488	$13.777	$16.573	$14.325	$13.385	$14.662	$15.453	$12.099	$10.236	$11.272
Accumulation Unit Value at end of period	$15.998	$15.488	$13.777	$16.573	$14.325	$13.385	$14.662	$15.453	$12.099	$10.236
Number of Accumulation Units outstanding at end of period (in thousands)	63	75	103	109	115	125	130	114	83	107

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT Discovery Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$41.752	$30.440	$33.199	$26.059	$24.537	$25.240	$25.492	$17.968	$15.469	$15.613
Accumulation Unit Value at end of period	$67.000	$41.752	$30.440	$33.199	$26.059	$24.537	$25.240	$25.492	$17.968	$15.469
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$40.552	$29.625	$32.374	$25.462	$24.023	$24.761	$25.059	$17.698	$15.266	$15.440
Accumulation Unit Value at end of period	$64.944	$40.552	$29.625	$32.374	$25.462	$24.023	$24.761	$25.059	$17.698	$15.266
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$39.965	$29.225	$31.969	$25.169	$23.770	$24.525	$24.844	$17.564	$15.166	$15.354
Accumulation Unit Value at end of period	$63.941	$39.965	$29.225	$31.969	$25.169	$23.770	$24.525	$24.844	$17.564	$15.166
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$38.816	$28.442	$31.175	$24.593	$23.273	$24.059	$24.422	$17.300	$14.968	$15.183
Accumulation Unit Value at end of period	$61.979	$38.816	$28.442	$31.175	$24.593	$23.273	$24.059	$24.422	$17.300	$14.968
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$38.816	$28.442	$31.175	$24.593	$23.273	$24.059	$24.422	$17.300	$14.968	$15.183
Accumulation Unit Value at end of period	$61.979	$38.816	$28.442	$31.175	$24.593	$23.273	$24.059	$24.422	$17.300	$14.968
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$46.535	$34.183	$37.561	$29.705	$28.180	$29.206	$29.720	$21.106	$18.306	$18.616
Accumulation Unit Value at end of period	$74.118	$46.535	$34.183	$37.561	$29.705	$28.180	$29.206	$29.720	$21.106	$18.306
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$37.155	$27.306	$30.020	$23.753	$22.545	$23.377	$23.801	$16.910	$14.675	$14.931
Accumulation Unit Value at end of period	$59.149	$37.155	$27.306	$30.020	$23.753	$22.545	$23.377	$23.801	$16.910	$14.675
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$45.013	$33.164	$36.551	$28.992	$27.588	$28.677	$29.270	$20.848	$18.138	$18.500
Accumulation Unit Value at end of period	$71.479	$45.013	$33.164	$36.551	$28.992	$27.588	$28.677	$29.270	$20.848	$18.138
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT Index Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.681	$2.262	$2.361	$2.132	$2.007	$2.009	$1.725	$1.462	$1.311	$1.248
Accumulation Unit Value at end of period	$3.084	$2.681	$2.262	$2.361	$2.132	$2.007	$2.009	$1.725	$1.462	$1.311
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	4	4	4	4	4	4	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$2.594	$2.192	$2.293	$2.075	$1.957	$1.963	$1.689	$1.434	$1.288	$1.229
Accumulation Unit Value at end of period	$2.977	$2.594	$2.192	$2.293	$2.075	$1.957	$1.963	$1.689	$1.434	$1.288
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.541	$2.150	$2.251	$2.039	$1.925	$1.933	$1.665	$1.415	$1.272	$1.215
Accumulation Unit Value at end of period	$2.915	$2.541	$2.150	$2.251	$2.039	$1.925	$1.933	$1.665	$1.415	$1.272
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.453	$2.080	$2.182	$1.980	$1.874	$1.885	$1.627	$1.385	$1.248	$1.194
Accumulation Unit Value at end of period	$2.808	$2.453	$2.080	$2.182	$1.980	$1.874	$1.885	$1.627	$1.385	$1.248
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	10
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$2.453	$2.080	$2.182	$1.980	$1.874	$1.885	$1.627	$1.385	$1.248	$1.194
Accumulation Unit Value at end of period	$2.808	$2.453	$2.080	$2.182	$1.980	$1.874	$1.885	$1.627	$1.385	$1.248
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	10
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.278	$22.333	$23.490	$21.370	$20.269	$20.444	$17.684	$15.096	$13.638	$13.080
Accumulation Unit Value at end of period	$30.000	$26.278	$22.333	$23.490	$21.370	$20.269	$20.444	$17.684	$15.096	$13.638
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.327	$1.979	$2.082	$1.895	$1.798	$1.815	$1.571	$1.341	$1.213	$1.163
Accumulation Unit Value at end of period	$2.655	$2.327	$1.979	$2.082	$1.895	$1.798	$1.815	$1.571	$1.341	$1.213
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.418	$21.668	$22.858	$20.858	$19.843	$20.074	$17.416	$14.912	$13.513	$12.998
Accumulation Unit Value at end of period	$28.932	$25.418	$21.668	$22.858	$20.858	$19.843	$20.074	$17.416	$14.912	$13.513
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT International Equity Fund - Class 1
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.184	$1.917	$2.337	$1.897	$1.862	$1.845	$1.975	$1.669	$1.488	$1.729
Accumulation Unit Value at end of period	$2.260	$2.184	$1.917	$2.337	$1.897	$1.862	$1.845	$1.975	$1.669	$1.488
Number of Accumulation Units outstanding at end of period (in thousands)	92	93	96	107	123	141	186	205	177	183
With Principal First Preferred
Accumulation Unit Value at beginning of period	$2.120	$1.864	$2.277	$1.853	$1.822	$1.809	$1.940	$1.643	$1.468	$1.709
Accumulation Unit Value at end of period	$2.190	$2.120	$1.864	$2.277	$1.853	$1.822	$1.809	$1.940	$1.643	$1.468
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	6	13	15	33	28	27
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.280	$1.126	$1.377	$1.121	$1.104	$1.097	$1.178	$0.999	$0.893	$1.041
Accumulation Unit Value at end of period	$1.320	$1.280	$1.126	$1.377	$1.121	$1.104	$1.097	$1.178	$0.999	$0.893
Number of Accumulation Units outstanding at end of period (in thousands)	23	23	44	51	89	91	110	131	120	120
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.028	$1.789	$2.191	$1.788	$1.764	$1.756	$1.889	$1.605	$1.438	$1.680
Accumulation Unit Value at end of period	$2.088	$2.028	$1.789	$2.191	$1.788	$1.764	$1.756	$1.889	$1.605	$1.438
Number of Accumulation Units outstanding at end of period (in thousands)	20	20	37	39	44	49	57	60	87	94
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$2.028	$1.789	$2.191	$1.788	$1.764	$1.756	$1.889	$1.605	$1.438	$1.680
Accumulation Unit Value at end of period	$2.088	$2.028	$1.789	$2.191	$1.788	$1.764	$1.756	$1.889	$1.605	$1.438
Number of Accumulation Units outstanding at end of period (in thousands)	20	20	37	39	44	49	57	60	87	94
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.537	$14.621	$17.959	$14.689	$14.528	$14.503	$15.640	$13.317	$11.962	$14.008
Accumulation Unit Value at end of period	$16.984	$16.537	$14.621	$17.959	$14.689	$14.528	$14.503	$15.640	$13.317	$11.962
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	1	1	1	1	1	1	1	1
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.169	$1.034	$1.270	$1.040	$1.029	$1.028	$1.109	$0.944	$0.849	$0.994
Accumulation Unit Value at end of period	$1.200	$1.169	$1.034	$1.270	$1.040	$1.029	$1.028	$1.109	$0.944	$0.849
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	3	3	3	9	15	14
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.995	$14.185	$17.475	$14.336	$14.222	$14.240	$15.403	$13.154	$11.852	$13.920
Accumulation Unit Value at end of period	$16.379	$15.995	$14.185	$17.475	$14.336	$14.222	$14.240	$15.403	$13.154	$11.852
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT International Equity Fund - Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.080	$13.235	$16.216	$13.219	$12.972	$12.915	$13.831	$11.730	$10.477	$12.193
Accumulation Unit Value at end of period	$15.611	$15.080	$13.235	$16.216	$13.219	$12.972	$12.915	$13.831	$11.730	$10.477
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$14.795	$13.011	$15.974	$13.048	$12.829	$12.799	$13.734	$11.671	$10.445	$12.180
Accumulation Unit Value at end of period	$15.286	$14.795	$13.011	$15.974	$13.048	$12.829	$12.799	$13.734	$11.671	$10.445
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.655	$12.900	$15.855	$12.963	$12.758	$12.741	$13.686	$11.641	$10.429	$12.174
Accumulation Unit Value at end of period	$15.126	$14.655	$12.900	$15.855	$12.963	$12.758	$12.741	$13.686	$11.641	$10.429
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.378	$12.682	$15.618	$12.795	$12.618	$12.627	$13.590	$11.583	$10.397	$12.161
Accumulation Unit Value at end of period	$14.811	$14.378	$12.682	$15.618	$12.795	$12.618	$12.627	$13.590	$11.583	$10.397
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	1
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$14.378	$12.682	$15.618	$12.795	$12.618	$12.627	$13.590	$11.583	$10.397	$12.161
Accumulation Unit Value at end of period	$14.811	$14.378	$12.682	$15.618	$12.795	$12.618	$12.627	$13.590	$11.583	$10.397
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	1
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.040	$12.415	$15.327	$12.588	$12.445	$12.485	$13.471	$11.510	$10.358	$12.145
Accumulation Unit Value at end of period	$14.426	$14.040	$12.415	$15.327	$12.588	$12.445	$12.485	$13.471	$11.510	$10.358
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.973	$12.362	$15.269	$12.547	$12.411	$12.456	$13.447	$11.495	$10.350	$12.142
Accumulation Unit Value at end of period	$14.351	$13.973	$12.362	$15.269	$12.547	$12.411	$12.456	$13.447	$11.495	$10.350
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.645	$12.102	$14.985	$12.344	$12.241	$12.316	$13.329	$11.423	$10.310	$12.126
Accumulation Unit Value at end of period	$13.978	$13.645	$12.102	$14.985	$12.344	$12.241	$12.316	$13.329	$11.423	$10.310
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT Omega Growth Fund - Class 1
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.194	$2.356	$2.376	$1.784	$1.795	$1.790	$1.743	$1.260	$1.058	$1.133
Accumulation Unit Value at end of period	$4.519	$3.194	$2.356	$2.376	$1.784	$1.795	$1.790	$1.743	$1.260	$1.058
Number of Accumulation Units outstanding at end of period (in thousands)	31	31	35	38	56	79	102	211	230	77
With Principal First Preferred
Accumulation Unit Value at beginning of period	$3.100	$2.292	$2.316	$1.743	$1.756	$1.755	$1.713	$1.241	$1.043	$1.120
Accumulation Unit Value at end of period	$4.378	$3.100	$2.292	$2.316	$1.743	$1.756	$1.755	$1.713	$1.241	$1.043
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	3	20	23	23	28	29
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.354	$1.742	$1.762	$1.327	$1.339	$1.339	$1.308	$0.949	$0.799	$0.858
Accumulation Unit Value at end of period	$3.321	$2.354	$1.742	$1.762	$1.327	$1.339	$1.339	$1.308	$0.949	$0.799
Number of Accumulation Units outstanding at end of period (in thousands)	12	13	14	15	159	161	170	173	382	324
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.965	$2.199	$2.228	$1.682	$1.700	$1.704	$1.668	$1.212	$1.022	$1.100
Accumulation Unit Value at end of period	$4.175	$2.965	$2.199	$2.228	$1.682	$1.700	$1.704	$1.668	$1.212	$1.022
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	3	3	32	24
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$2.965	$2.199	$2.228	$1.682	$1.700	$1.704	$1.668	$1.212	$1.022	$1.100
Accumulation Unit Value at end of period	$4.175	$2.965	$2.199	$2.228	$1.682	$1.700	$1.704	$1.668	$1.212	$1.022
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	3	3	32	24
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$46.358	$34.456	$35.005	$26.489	$26.846	$26.978	$26.469	$19.277	$16.302	$17.590
Accumulation Unit Value at end of period	$65.101	$46.358	$34.456	$35.005	$26.489	$26.846	$26.978	$26.469	$19.277	$16.302
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	1	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.150	$1.599	$1.625	$1.230	$1.248	$1.254	$1.231	$0.897	$0.759	$0.819
Accumulation Unit Value at end of period	$3.018	$2.150	$1.599	$1.625	$1.230	$1.248	$1.254	$1.231	$0.897	$0.759
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$44.841	$33.429	$34.064	$25.854	$26.281	$26.490	$26.068	$19.042	$16.152	$17.480
Accumulation Unit Value at end of period	$62.783	$44.841	$33.429	$34.064	$25.854	$26.281	$26.490	$26.068	$19.042	$16.152
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT Omega Growth Fund - Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.775	$25.719	$25.997	$19.577	$19.741	$19.744	$19.267	$13.961	$11.754	$12.613
Accumulation Unit Value at end of period	$49.125	$34.775	$25.719	$25.997	$19.577	$19.741	$19.744	$19.267	$13.961	$11.754
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$34.124	$25.288	$25.612	$19.326	$19.527	$19.569	$19.135	$13.893	$11.720	$12.601
Accumulation Unit Value at end of period	$48.109	$34.124	$25.288	$25.612	$19.326	$19.527	$19.569	$19.135	$13.893	$11.720
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$33.803	$25.075	$25.422	$19.202	$19.421	$19.482	$19.069	$13.859	$11.703	$12.595
Accumulation Unit Value at end of period	$47.609	$33.803	$25.075	$25.422	$19.202	$19.421	$19.482	$19.069	$13.859	$11.703
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$33.170	$24.655	$25.046	$18.955	$19.210	$19.309	$18.938	$13.791	$11.669	$12.584
Accumulation Unit Value at end of period	$46.624	$33.170	$24.655	$25.046	$18.955	$19.210	$19.309	$18.938	$13.791	$11.669
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	1	1	1
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$33.170	$24.655	$25.046	$18.955	$19.210	$19.309	$18.938	$13.791	$11.669	$12.584
Accumulation Unit Value at end of period	$46.624	$33.170	$24.655	$25.046	$18.955	$19.210	$19.309	$18.938	$13.791	$11.669
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	1	1	1
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$32.395	$24.139	$24.584	$18.652	$18.950	$19.096	$18.775	$13.707	$11.627	$12.570
Accumulation Unit Value at end of period	$45.422	$32.395	$24.139	$24.584	$18.652	$18.950	$19.096	$18.775	$13.707	$11.627
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$32.243	$24.038	$24.493	$18.592	$18.898	$19.053	$18.743	$13.690	$11.618	$12.567
Accumulation Unit Value at end of period	$45.185	$32.243	$24.038	$24.493	$18.592	$18.898	$19.053	$18.743	$13.690	$11.618
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$31.490	$23.535	$24.041	$18.295	$18.643	$18.842	$18.582	$13.606	$11.576	$12.553
Accumulation Unit Value at end of period	$44.020	$31.490	$23.535	$24.041	$18.295	$18.643	$18.842	$18.582	$13.606	$11.576
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT Opportunity Fund - Class 1
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.585	$19.674	$21.426	$17.989	$16.204	$16.906	$15.479	$11.977	$10.483	$10.000
Accumulation Unit Value at end of period	$30.625	$25.585	$19.674	$21.426	$17.989	$16.204	$16.906	$15.479	$11.977	$10.483
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	2	4	3
With Principal First Preferred
Accumulation Unit Value at beginning of period	$25.162	$19.387	$21.156	$17.798	$16.064	$16.794	$15.407	$11.945	$10.476	$10.000
Accumulation Unit Value at end of period	$30.058	$25.162	$19.387	$21.156	$17.798	$16.064	$16.794	$15.407	$11.945	$10.476
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	14	16	19	27	30	34	45	48
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$24.953	$19.245	$21.022	$17.703	$15.995	$16.738	$15.371	$11.929	$10.473	$10.000
Accumulation Unit Value at end of period	$29.779	$24.953	$19.245	$21.022	$17.703	$15.995	$16.738	$15.371	$11.929	$10.473
Number of Accumulation Units outstanding at end of period (in thousands)	63	75	87	116	141	174	202	229	285	336
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.540	$18.965	$20.757	$17.515	$15.857	$16.626	$15.299	$11.897	$10.465	$10.000
Accumulation Unit Value at end of period	$29.228	$24.540	$18.965	$20.757	$17.515	$15.857	$16.626	$15.299	$11.897	$10.465
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	3	4	3	7
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$24.540	$18.965	$20.757	$17.515	$15.857	$16.626	$15.299	$11.897	$10.465	$10.000
Accumulation Unit Value at end of period	$29.228	$24.540	$18.965	$20.757	$17.515	$15.857	$16.626	$15.299	$11.897	$10.465
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	3	4	3	7
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.034	$18.620	$20.431	$17.283	$15.685	$16.488	$15.210	$11.857	$10.456	$10.000
Accumulation Unit Value at end of period	$28.553	$24.034	$18.620	$20.431	$17.283	$15.685	$16.488	$15.210	$11.857	$10.456
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	—	—	2	—	2	2
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.934	$18.552	$20.366	$17.236	$15.651	$16.460	$15.192	$11.850	$10.455	$10.000
Accumulation Unit Value at end of period	$28.420	$23.934	$18.552	$20.366	$17.236	$15.651	$16.460	$15.192	$11.850	$10.455
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	3	3	7	10	20	26
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.440	$18.215	$20.046	$17.008	$15.482	$16.323	$15.103	$11.810	$10.446	$10.000
Accumulation Unit Value at end of period	$27.765	$23.440	$18.215	$20.046	$17.008	$15.482	$16.323	$15.103	$11.810	$10.446
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	4	5	4	7	7	8	7	7

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT Opportunity Fund - Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.656	$22.864	$24.959	$21.005	$18.970	$19.840	$18.211	$14.125	$12.393	$13.296
Accumulation Unit Value at end of period	$35.404	$29.656	$22.864	$24.959	$21.005	$18.970	$19.840	$18.211	$14.125	$12.393
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$28.804	$22.252	$24.338	$20.524	$18.573	$19.464	$17.901	$13.913	$12.231	$13.148
Accumulation Unit Value at end of period	$34.318	$28.804	$22.252	$24.338	$20.524	$18.573	$19.464	$17.901	$13.913	$12.231
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$28.387	$21.951	$24.034	$20.287	$18.377	$19.278	$17.748	$13.807	$12.151	$13.075
Accumulation Unit Value at end of period	$33.788	$28.387	$21.951	$24.034	$20.287	$18.377	$19.278	$17.748	$13.807	$12.151
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$27.571	$21.363	$23.437	$19.823	$17.993	$18.912	$17.446	$13.600	$11.992	$12.930
Accumulation Unit Value at end of period	$32.751	$27.571	$21.363	$23.437	$19.823	$17.993	$18.912	$17.446	$13.600	$11.992
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$27.571	$21.363	$23.437	$19.823	$17.993	$18.912	$17.446	$13.600	$11.992	$12.930
Accumulation Unit Value at end of period	$32.751	$27.571	$21.363	$23.437	$19.823	$17.993	$18.912	$17.446	$13.600	$11.992
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$37.822	$29.380	$32.312	$27.398	$24.931	$26.270	$24.295	$18.986	$16.783	$18.141
Accumulation Unit Value at end of period	$44.816	$37.822	$29.380	$32.312	$27.398	$24.931	$26.270	$24.295	$18.986	$16.783
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.391	$20.510	$22.569	$19.146	$17.430	$18.376	$17.003	$13.294	$11.757	$12.715
Accumulation Unit Value at end of period	$31.255	$26.391	$20.510	$22.569	$19.146	$17.430	$18.376	$17.003	$13.294	$11.757
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$36.585	$28.504	$31.443	$26.741	$24.406	$25.795	$23.927	$18.754	$16.628	$18.027
Accumulation Unit Value at end of period	$43.220	$36.585	$28.504	$31.443	$26.741	$24.406	$25.795	$23.927	$18.754	$16.628
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT Small Cap Growth Fund - Class 1
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.271	$23.675	$23.648	$19.003	$17.817	$18.548	$19.120	$12.872	$12.068	$12.787
Accumulation Unit Value at end of period	$45.656	$29.271	$23.675	$23.648	$19.003	$17.817	$18.548	$19.120	$12.872	$12.068
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	4	4	6	8	11	19	29	29
With Principal First Preferred
Accumulation Unit Value at beginning of period	$28.723	$23.279	$23.299	$18.759	$17.624	$18.384	$18.989	$12.809	$12.033	$12.776
Accumulation Unit Value at end of period	$44.712	$28.723	$23.279	$23.299	$18.759	$17.624	$18.384	$18.989	$12.809	$12.033
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	3	3	10	12	14
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$28.453	$23.083	$23.126	$18.638	$17.528	$18.302	$18.923	$12.778	$12.015	$12.770
Accumulation Unit Value at end of period	$44.247	$28.453	$23.083	$23.126	$18.638	$17.528	$18.302	$18.923	$12.778	$12.015
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	3	5	5	6	6	10	10
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$27.920	$22.696	$22.784	$18.399	$17.338	$18.140	$18.793	$12.715	$11.981	$12.758
Accumulation Unit Value at end of period	$43.332	$27.920	$22.696	$22.784	$18.399	$17.338	$18.140	$18.793	$12.715	$11.981
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	2	2	3	8	14	16
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$27.920	$22.696	$22.784	$18.399	$17.338	$18.140	$18.793	$12.715	$11.981	$12.758
Accumulation Unit Value at end of period	$43.332	$27.920	$22.696	$22.784	$18.399	$17.338	$18.140	$18.793	$12.715	$11.981
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	2	2	3	8	14	16
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.268	$22.221	$22.363	$18.105	$17.103	$17.939	$18.632	$12.637	$11.937	$12.744
Accumulation Unit Value at end of period	$42.215	$27.268	$22.221	$22.363	$18.105	$17.103	$17.939	$18.632	$12.637	$11.937
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	1	1	3	2	2
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$27.140	$22.128	$22.280	$18.047	$17.057	$17.899	$18.599	$12.622	$11.928	$12.741
Accumulation Unit Value at end of period	$41.995	$27.140	$22.128	$22.280	$18.047	$17.057	$17.899	$18.599	$12.622	$11.928
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	1	1	1
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.506	$21.665	$21.869	$17.758	$16.826	$17.701	$18.440	$12.545	$11.885	$12.727
Accumulation Unit Value at end of period	$40.912	$26.506	$21.665	$21.869	$17.758	$16.826	$17.701	$18.440	$12.545	$11.885
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	—	—	—	—	—

Sub-Account			As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT Small Cap Growth Fund - Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.848	$3.125	$3.126	$2.518	$2.368	$2.472	$2.553	$1.723	$1.619	$1.720
Accumulation Unit Value at end of period	$5.991	$3.848	$3.125	$3.126	$2.518	$2.368	$2.472	$2.553	$1.723	$1.619
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$3.723	$3.029	$3.036	$2.450	$2.309	$2.415	$2.500	$1.690	$1.591	$1.694
Accumulation Unit Value at end of period	$5.783	$3.723	$3.029	$3.036	$2.450	$2.309	$2.415	$2.500	$1.690	$1.591
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$3.648	$2.971	$2.981	$2.408	$2.272	$2.378	$2.464	$1.667	$1.572	$1.675
Accumulation Unit Value at end of period	$5.661	$3.648	$2.971	$2.981	$2.408	$2.272	$2.378	$2.464	$1.667	$1.572
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	3	3	3
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$3.521	$2.873	$2.889	$2.339	$2.211	$2.319	$2.408	$1.632	$1.542	$1.646
Accumulation Unit Value at end of period	$5.454	$3.521	$2.873	$2.889	$2.339	$2.211	$2.319	$2.408	$1.632	$1.542
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	2	3	3	3	4
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$3.521	$2.873	$2.889	$2.339	$2.211	$2.319	$2.408	$1.632	$1.542	$1.646
Accumulation Unit Value at end of period	$5.454	$3.521	$2.873	$2.889	$2.339	$2.211	$2.319	$2.408	$1.632	$1.542
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	2	3	3	3	4
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$41.858	$34.243	$34.518	$28.007	$26.545	$27.913	$29.051	$19.747	$18.695	$20.011
Accumulation Unit Value at end of period	$64.674	$41.858	$34.243	$34.518	$28.007	$26.545	$27.913	$29.051	$19.747	$18.695
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$3.340	$2.733	$2.757	$2.238	$2.122	$2.233	$2.325	$1.581	$1.498	$1.604
Accumulation Unit Value at end of period	$5.157	$3.340	$2.733	$2.757	$2.238	$2.122	$2.233	$2.325	$1.581	$1.498
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$40.489	$33.222	$33.590	$27.336	$25.987	$27.408	$28.611	$19.507	$18.522	$19.886
Accumulation Unit Value at end of period	$62.371	$40.489	$33.222	$33.590	$27.336	$25.987	$27.408	$28.611	$19.507	$18.522
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
(a) Inception date April 30, 2020.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Talcott Resolution Life Insurance Company Separate Account Seven and the Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Talcott Resolution Life Insurance Company Separate Account Seven (the “Account”), as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

American Century VP Value Fund	Hartford Stock HLS Fund
American Century VP Growth Fund	Rational Trend Aggregation VA Fund
AB VPS Balanced Wealth Strategy Portfolio	Rational Insider Buying VA Fund
AB VPS International Value Portfolio	Lord Abbett Series Fund - Fundamental Equity Portfolio
AB VPS Small/Mid Cap Value Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio
AB VPS International Growth Portfolio	(Formerly Lord Abbett Series Fund – Calibrated Dividend Growth Portfolio)
Invesco V.I. Value Opportunities Fund	Lord Abbett Series Fund - Bond Debenture Portfolio
Invesco V.I. Core Equity Fund	Lord Abbett Series Fund - Growth and Income Portfolio
Invesco V.I. Government Securities Fund	MFS® Growth Series
Invesco V.I. High Yield Fund	MFS® Global Equity Series
Invesco V.I. International Growth Fund	MFS® Investors Trust Series
Invesco V.I. Mid Cap Core Equity Fund	MFS® Mid Cap Growth Series
Invesco V.I. Small Cap Equity Fund	MFS® New Discovery Series
Invesco V.I. Balanced Risk Allocation Fund	MFS® Total Return Series
Invesco V.I. Diversified Dividend Fund	MFS® Value Series
Invesco V.I. Government Money Market Fund	MFS® Total Return Bond Series
American Century VP Mid Cap Value Fund	MFS® Research Series
American Funds Insurance Series® Capital World Bond Fund	MFS® High Yield Portfolio
(Formerly American Funds Global Bond Fund)	BlackRock Global Allocation V.I. Fund
American Funds Insurance Series® Global Growth and Income Fund	BlackRock Large Cap Focus Growth V.I. Fund
American Funds Insurance Series® Asset Allocation Fund	BlackRock Equity Dividend V.I. Fund
American Funds Insurance Series® Blue Chip Income and Growth Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio
American Funds Insurance Series® Bond Fund	Morgan Stanley VIF Growth Portfolio
American Funds Insurance Series® Global Growth Fund	Morgan Stanley VIF Discovery Portfolio
American Funds Insurance Series® Growth Fund	Invesco V.I. American Value Fund
American Funds Insurance Series® Growth-Income Fund	BlackRock Capital Appreciation V.I. Fund
American Funds Insurance Series® International Fund	Columbia Variable Portfolio - Dividend Opportunity Fund
American Funds Insurance Series® New World Fund	Columbia Variable Portfolio - Income Opportunities Fund
American Funds Insurance Series® Global Small Capitalization Fund	Columbia Variable Portfolio - Mid Cap Growth Fund
Columbia Variable Portfolio - Small Company Growth Fund	Invesco Oppenheimer V.I. Capital Appreciation Fund
Wells Fargo VT Omega Growth Fund	Invesco Oppenheimer V.I. Global Fund
Fidelity® VIP Growth Portfolio	Invesco Oppenheimer V.I. Main Street Fund®
Fidelity® VIP Contrafund® Portfolio	Invesco Oppenheimer V.I. Main Street Small Cap Fund®
Fidelity® VIP Mid Cap Portfolio	Putnam VT Diversified Income Fund
Fidelity® VIP Value Strategies Portfolio	Putnam VT Global Asset Allocation Fund
Fidelity® VIP Dynamic Capital Appreciation Portfolio	Putnam VT International Value Fund
Fidelity® VIP Strategic Income Portfolio	Putnam VT International Equity Fund
Franklin Rising Dividends VIP Fund	Putnam VT Small Cap Value Fund
Franklin Income VIP Fund	JPMorgan Insurance Trust Core Bond Portfolio
Franklin Large Cap Growth VIP Fund	JPMorgan Insurance Trust U.S. Equity Portfolio
Franklin Global Real Estate VIP Fund	JPMorgan Insurance Trust Mid Cap Value Portfolio
Franklin Small-Mid Cap Growth VIP Fund	Putnam VT Equity Income Fund
Franklin Small Cap Value VIP Fund	PIMCO VIT All Asset Portfolio

Franklin Strategic Income VIP Fund	PIMCO StocksPLUS® Global Portfolio
Franklin Mutual Shares VIP Fund	Prudential Series Jennison 20/20 Focus Portfolio
Templeton Developing Markets VIP Fund	Prudential Series Jennison Portfolio
Templeton Foreign VIP Fund	Prudential Series Value Portfolio
Templeton Growth VIP Fund	Prudential Series SP International Growth Portfolio
Franklin Mutual Global Discovery VIP Fund	ClearBridge Variable Dividend Strategy Portfolio
Franklin Flex Cap Growth VIP Fund	Western Asset Variable Global High Yield Bond Portfolio
Templeton Global Bond VIP Fund	Clearbridge Variable Large Cap Value Portfolio
Hartford Balanced HLS Fund	Invesco V.I. Growth and Income Fund
Hartford Total Return Bond HLS Fund	Invesco V.I. Comstock Fund
Hartford Capital Appreciation HLS Fund	Invesco V.I. American Franchise Fund
Hartford Dividend and Growth HLS Fund	Wells Fargo VT Index Asset Allocation Fund
Hartford Healthcare HLS Fund	Wells Fargo VT International Equity Fund
Hartford Disciplined Equity HLS Fund	Wells Fargo VT Small Cap Growth Fund
Hartford MidCap HLS Fund	Wells Fargo VT Discovery Fund
Hartford International Opportunities HLS Fund	Wells Fargo VT Opportunity Fund
Hartford Ultrashort Bond HLS Fund	MFS® Core Equity Portfolio
Hartford Small Company HLS Fund	MFS® Massachusetts Investors Growth Stock Portfolio
Hartford SmallCap Growth HLS Fund	MFS® Research International Portfolio

We have also audited the accompanying statements of assets and liabilities of Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, AB VPS Growth and Income Portfolio , Columbia Variable Portfolio - Large Cap Growth Fund, Columbia Variable Portfolio - Overseas Core Fund, CTIVP® – Loomis Sayles Growth Fund, Putnam VT Growth Opportunities Fund, BlackRock S&P 500 Index V.I. Fund, and BlackRock Managed Volatility V.I. Fund, the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below, and the related notes. We have also audited the Columbia Variable Portfolio - Asset Allocation Fund , Hartford Global Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford MidCap Growth HLS Fund, Hartford MidCap Value HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, and Invesco V.I. Mid Cap Growth Fund’s statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Columbia Variable Portfolio - Asset Allocation Fund	Not Applicable	Period from January 1, 2020 to April 24, 2020	Period from January 1, 2020 to April 24, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to April 24, 2020 and the four years in the period ended December 31, 2019
Hartford Global Growth HLS Fund	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2019
Hartford Growth Opportunities HLS Fund	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2019

Hartford High Yield HLS Fund	Not Applicable	Period from January 1, 2020 to September 25, 2020	Period from January 1, 2020 to September 25, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 25, 2020 and the four years in the period ended December 31, 2019
Hartford MidCap Growth HLS Fund	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2019
Hartford MidCap Value HLS Fund	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2019
Hartford U.S. Government Securities HLS Fund	Not Applicable	Period from January 1, 2020 to September 25, 2020	Period from January 1, 2020 to September 25, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 25, 2020 and the four years in the period ended December 31, 2019
Hartford Value HLS Fund	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2019
Invesco V.I. Mid Cap Growth Fund	Not Applicable	Period from January 1, 2020 to April 30, 2020	Period from January 1, 2020 to April 30, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to April 30, 2020 and the four years in the period ended December 31, 2019
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	December 31, 2020	Period from April 30, 2020 to December 31, 2020	Period from April 30, 2020 to December 31, 2020	Period from April 30, 2020 to December 31, 2020
AB VPS Growth and Income Portfolio	December 31, 2020	Year ended December 31, 2020	Year ended December 31, 2020 and period from April 30, 2019 to December 31, 2019	Year ended December 31, 2020 and the period from April 30, 2019 to December 31, 2019
Columbia Variable Portfolio - Large Cap Growth Fund	December 31, 2020	Year ended December 31, 2020	Two years in the period ended December 31, 2020	Four years in the period ended December 31, 2020 and the period from March 18, 2016 to December 31, 2016
Columbia Variable Portfolio - Overseas Core Fund	December 31, 2020	Year ended December 31, 2020	Two years in the period ended December 31, 2020	Four years in the period ended December 31, 2020 and the period from March 18, 2016 to December 31, 2016
CTIVP® – Loomis Sayles Growth Fund	December 31, 2020	Year ended December 31, 2020	Two years in the period ended December 31, 2020	Four years in the period ended December 31, 2020 and the period from March 18, 2016 to December 31, 2016
Putnam VT Growth Opportunities Fund	December 31, 2020	Year ended December 31, 2020	Two years in the period ended December 31, 2020	Four years in the period ended December 31, 2020 and the period from November 18, 2016 to December 31, 2016

BlackRock S&P 500 Index V.I. Fund	December 31, 2020	Year ended December 31, 2020	Two years in the period ended December 31, 2020	Two years in the period ended December 31, 2020 and the period from April 20, 2018 to December 31, 2018
BlackRock Managed Volatility V.I. Fund	December 31, 2020	Year ended December 31, 2020	Two years in the period ended December 31, 2020	Two years in the period ended December 31, 2020 and the period from April 20, 2018 to December 31, 2018

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Talcott Resolution Life Insurance Company Separate Account Seven as of December 31, 2020, and the results of their operations for the year then ended (or for the period listed in the table above), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table above), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP
Hartford, Connecticut
April 21, 2021

We have served as the auditor of the Sub-Accounts that comprise Talcott Resolution Life Insurance Company Separate Account Seven since 2002.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	2,634,263	3,855,007	1,249,116	436,941	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	1,292,715	79,879	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	11,627,620	24,272,449	66,804,349	333,249
class S2	—	—	—	—	—	—	—	713,172	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	1,292,715	79,879	2,634,263	3,855,007	1,249,116	436,941	11,627,620	24,985,621	66,804,349	333,249
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	24	1	2,556	167	201	22	66,215	27,128	40,369	20
Other assets	1	—	—	—	—	2	—	1	1	1
Total assets	1,292,740	79,880	2,636,819	3,855,174	1,249,317	436,965	11,693,835	25,012,750	66,844,719	333,270

Liabilities:
Due to Sponsor Company	24	1	2,556	167	201	22	66,215	27,128	40,369	20
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	1	—	—	—	—	—	—	—
Total liabilities	24	1	2,557	167	201	22	66,215	27,128	40,369	20

Net assets:
For contract liabilities	$1,292,716	$79,879	$2,634,262	$3,855,007	$1,249,116	$436,943	$11,627,620	$24,985,622	$66,804,350	$333,250

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	2,634,262	3,855,007	1,249,116	436,943	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	1,292,716	79,879	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	11,627,620	24,272,450	66,804,350	333,250
class S2	—	—	—	—	—	—	—	713,172	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$1,292,716	$79,879	$2,634,262	$3,855,007	$1,249,116	$436,943	$11,627,620	$24,985,622	$66,804,350	$333,250

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	251,601	268,829	72,665	16,111	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	115,524	3,827	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	2,068,971	797,648	5,548,534	63,355
class S2	—	—	—	—	—	—	—	23,553	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	115,524	3,827	251,601	268,829	72,665	16,111	2,068,971	821,201	5,548,534	63,355

Cost	$984,496	$50,669	$2,725,817	$3,473,570	$1,242,377	$293,969	$13,927,287	$24,922,793	$66,058,205	$341,372

Deferred contracts in the accumulation period:
Units owned by participants #	55,925	2,248	154,918	510,376	52,613	31,435	5,696,770	1,198,914	46,515,163	116,454
Minimum unit fair value #*	$21.367737	$35.532853	$14.993186	$6.519210	$20.138798	$11.270325	$1.756943	$1.660997	$1.224519	$1.953433
Maximum unit fair value #*	$24.390362	$35.532853	$25.050508	$15.173551	$35.636456	$22.673971	$26.846364	$30.270210	$10.426784	$22.819514
Contract liability	$1,292,716	$79,879	$2,634,262	$3,842,860	$1,249,116	$436,943	$11,494,330	$24,677,725	$65,854,531	$331,545

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	1,595	—	—	63,152	13,769	634,516	751
Minimum unit fair value #*	$—	$—	$—	$7.270581	$—	$—	$2.056492	$1.897974	$1.433357	$2.270143
Maximum unit fair value #*	$—	$—	$—	$7.653566	$—	$—	$2.201806	$25.944417	$1.534681	$2.270143
Contract liability	$—	$—	$—	$12,147	$—	$—	$133,290	$307,897	$949,819	$1,705

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced-Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	AB VPS Growth and Income Portfolio	American Funds Insurance Series® Capital World Bond Fund	American Funds Insurance Series® Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	18,080,980	33,255,987
class 4	—	—	—	—	—	—	—	—	1,913,260	5,737,627
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	98,098	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	87,037	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	19,205,569	24,144,141	16,925,263	—	—	51,349,922	—	—	—	—
class S2	7,028,257	6,173	2,807,582	935,500	6,295	1,469,604	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	26,233,826	24,150,314	19,732,845	935,500	6,295	52,819,526	87,037	98,098	19,994,240	38,993,614
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	2,349	9,315	5,403	38	—	9,037	2	4	1,443	47,256
Other assets	—	—	—	—	—	7	—	—	—	2
Total assets	26,236,175	24,159,629	19,738,248	935,538	6,295	52,828,570	87,039	98,102	19,995,683	39,040,872

Liabilities:
Due to Sponsor Company	2,349	9,315	5,403	38	—	9,037	2	4	1,443	47,256
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	1	1	—	—	—	—	—	3	—
Total liabilities	2,350	9,316	5,404	38	—	9,037	2	4	1,446	47,256

Net assets:
For contract liabilities	$26,233,825	$24,150,313	$19,732,844	$935,500	$6,295	$52,819,533	$87,037	$98,098	$19,994,237	$38,993,616

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	18,080,978	33,255,990
class 4	—	—	—	—	—	—	—	—	1,913,259	5,737,626
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	98,098	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	87,037	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	19,205,568	24,144,141	16,925,262	—	—	51,349,928	—	—	—	—
class S2	7,028,257	6,172	2,807,582	935,500	6,295	1,469,605	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$26,233,825	$24,150,313	$19,732,844	$935,500	$6,295	$52,819,533	$87,037	$98,098	$19,994,237	$38,993,616

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	1,408,176	1,999,759
class 4	—	—	—	—	—	—	—	—	150,532	350,925
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	3,451	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	4,231	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	451,683	2,284,214	820,818	—	—	51,349,922	—	—	—	—
class S2	167,819	603	146,304	90,914	247	1,469,604	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	619,502	2,284,817	967,122	90,914	247	52,819,526	4,231	3,451	1,558,708	2,350,684

Cost	$19,053,202	$26,970,452	$16,720,292	$991,516	$4,371	$52,819,526	$74,186	$102,405	$18,018,194	$30,255,219

Deferred contracts in the accumulation period:
Units owned by participants #	6,213,300	7,737,158	627,907	59,682	300	5,693,026	3,545	7,428	1,460,006	1,920,631
Minimum unit fair value #*	$2.779490	$2.711059	$22.139605	$14.328032	$20.962948	$8.375289	$22.761118	$10.951484	$10.593678	$12.464868
Maximum unit fair value #*	$24.786293	$26.539528	$38.183448	$17.257367	$20.962948	$10.062010	$25.008360	$11.195674	$15.971086	$30.056152
Contract liability	$26,102,925	$23,977,689	$19,623,018	$935,500	$6,295	$52,120,282	$87,037	$82,814	$19,823,237	$38,442,392

Contracts in payout (annuitization) period:
Units owned by participants #	29,961	53,001	3,252	—	—	75,014	—	1,375	12,078	31,797
Minimum unit fair value #*	$3.253327	$3.173262	$24.532101	$—	$—	$9.104546	$—	$11.113670	$10.981850	$12.921754
Maximum unit fair value #*	$15.677928	$3.397498	$35.276940	$—	$—	$9.433440	$—	$11.113670	$14.873505	$23.313393
Contract liability	$130,900	$172,624	$109,826	$—	$—	$699,251	$—	$15,284	$171,000	$551,224

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	American Funds Insurance Series® Asset Allocation Fund	American Funds Insurance Series® Blue Chip Income and Growth Fund	American Funds Insurance Series® Bond Fund	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® New World Fund	American Funds Insurance Series® Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,438,292
class 2	126,513,784	61,474,049	100,883,073	49,551,302	476,557,803	301,296,945	66,315,885	26,053,102	31,731,576	—
class 4	7,701,984	3,021,569	17,284,225	3,155,522	40,126,026	20,700,811	22,002,890	3,515,252	5,568,815	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	134,215,768	64,495,618	118,167,298	52,706,824	516,683,829	321,997,756	88,318,775	29,568,354	37,300,391	6,438,292
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	123,959	94,477	20,421	74,475	164,106	230,393	21,207	24,336	49,042	1,759
Other assets	—	—	4	—	—	7	—	1	3	—
Total assets	134,339,727	64,590,095	118,187,723	52,781,299	516,847,935	322,228,156	88,339,982	29,592,691	37,349,436	6,440,051

Liabilities:
Due to Sponsor Company	123,959	94,477	20,421	74,475	164,106	230,393	21,207	24,336	49,042	1,759
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	—	—	4	5	—	3	—	—	—
Total liabilities	123,960	94,477	20,421	74,479	164,111	230,393	21,210	24,336	49,042	1,759

Net assets:
For contract liabilities	$134,215,767	$64,495,618	$118,167,302	$52,706,820	$516,683,824	$321,997,763	$88,318,772	$29,568,355	$37,300,394	$6,438,292

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,438,292
class 2	126,513,784	61,474,049	100,883,077	49,551,299	476,557,799	301,296,948	66,315,883	26,053,103	31,731,576	—
class 4	7,701,983	3,021,569	17,284,225	3,155,521	40,126,025	20,700,815	22,002,889	3,515,252	5,568,818	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$134,215,767	$64,495,618	$118,167,302	$52,706,820	$516,683,824	$321,997,763	$88,318,772	$29,568,355	$37,300,394	$6,438,292

Shares:
class 1	—	—	—	—	—	—	—	—	—	214,825
class 2	4,826,928	4,344,456	8,600,432	1,216,879	3,998,975	5,512,202	2,817,157	833,699	1,005,436	—
class 4	295,548	214,905	1,478,548	78,010	342,255	383,419	946,361	113,249	175,839	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	5,122,476	4,559,361	10,078,980	1,294,889	4,341,230	5,895,621	3,763,518	946,948	1,181,275	214,825

Cost	$98,192,792	$54,184,441	$110,725,535	$32,527,247	$285,062,289	$247,639,911	$70,268,625	$19,406,041	$24,972,868	$3,421,033

Deferred contracts in the accumulation period:
Units owned by participants #	5,076,470	25,068,584	7,134,060	1,392,373	12,012,670	10,024,946	4,724,521	884,833	1,170,293	876,837
Minimum unit fair value #*	$12.452079	$2.111595	$10.835740	$15.561718	$19.245800	$13.802630	$11.813682	$13.523919	$15.072053	$4.525261
Maximum unit fair value #*	$35.331345	$30.667613	$21.122096	$53.171965	$66.293151	$44.594291	$28.439024	$52.882058	$49.131165	$64.217683
Contract liability	$132,532,439	$63,610,913	$116,154,925	$52,350,698	$511,280,628	$317,562,506	$87,705,621	$29,380,659	$37,053,936	$6,334,323

Contracts in payout (annuitization) period:
Units owned by participants #	61,126	338,421	112,834	8,578	111,474	143,597	27,517	4,655	6,084	19,769
Minimum unit fair value #*	$12.798223	$2.473504	$11.232737	$16.131931	$19.984973	$14.308457	$12.246680	$14.019601	$15.624386	$5.259160
Maximum unit fair value #*	$35.331345	$12.361196	$21.122096	$53.171965	$66.293151	$44.594291	$27.493457	$48.855802	$49.131165	$5.259160
Contract liability	$1,683,328	$884,705	$2,012,377	$356,122	$5,403,196	$4,435,257	$613,151	$187,696	$246,458	$103,969

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$795,094	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	10,538	—	—	—	—	—	—	134,908,351	201,355,891	27,822,404
class 4	—	—	—	—	—	—	—	849,870	22,335,139	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	1,897,977	13,362,651	9,937,154	599,960	285,581	45,429	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	805,632	1,897,977	13,362,651	9,937,154	599,960	285,581	45,429	135,758,221	223,691,030	27,822,404
Due from Sponsor Company	—	—	—	—	—	—	—	—	34,340	94,088
Receivable for fund shares sold	39	85	640	1,309	30	14	1	13,746	—	—
Other assets	—	—	—	—	—	1	—	—	—	5
Total assets	805,671	1,898,062	13,363,291	9,938,463	599,990	285,596	45,430	135,771,967	223,725,370	27,916,497

Liabilities:
Due to Sponsor Company	39	85	640	1,309	30	14	1	13,746	—	—
Payable for fund shares purchased	—	—	—	—	—	—	—	—	34,340	94,088
Other liabilities	—	2	—	—	1	—	—	2	—	—
Total liabilities	39	87	640	1,309	31	14	1	13,748	34,340	94,088

Net assets:
For contract liabilities	$805,632	$1,897,975	$13,362,651	$9,937,154	$599,959	$285,582	$45,429	$135,758,219	$223,691,030	$27,822,409

Contract Liabilities:
class 1	$795,094	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	10,538	—	—	—	—	—	—	134,908,348	201,355,891	27,822,409
class 4	—	—	—	—	—	—	—	849,871	22,335,139	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	1,897,975	13,362,651	9,937,154	599,959	285,582	45,429	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$805,632	$1,897,975	$13,362,651	$9,937,154	$599,959	$285,582	$45,429	$135,758,219	$223,691,030	$27,822,409

Shares:
class 1	18,805	—	—	—	—	—	—	—	—	—
class 2	261	—	—	—	—	—	—	4,629,662	13,388,025	971,114
class 4	—	—	—	—	—	—	—	29,085	1,445,640	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	18,870	285,954	266,483	43,857	17,060	3,889	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	19,066	18,870	285,954	266,483	43,857	17,060	3,889	4,658,747	14,833,665	971,114

Cost	$536,295	$1,169,176	$7,883,191	$7,579,173	$485,620	$207,612	$44,527	$104,455,168	$222,268,836	$19,036,212

Deferred contracts in the accumulation period:
Units owned by participants #	189,090	47,183	429,421	408,238	24,664	7,944	2,524	3,468,659	9,573,249	741,866
Minimum unit fair value #*	$2.992084	$34.135552	$25.751107	$20.625265	$19.651824	$30.083646	$17.871498	$29.664271	$14.362581	$32.895710
Maximum unit fair value #*	$65.100874	$59.487586	$47.709520	$35.834747	$38.580890	$48.470550	$18.182550	$45.128058	$28.195715	$43.887429
Contract liability	$804,067	$1,897,975	$13,322,798	$9,856,035	$599,959	$270,320	$45,429	$133,894,427	$220,135,876	$27,588,120

Contracts in payout (annuitization) period:
Units owned by participants #	471	—	1,397	3,467	—	476	—	45,678	140,662	5,917
Minimum unit fair value #*	$3.320711	$—	$28.536377	$22.856287	$—	$32.077881	$—	$38.846863	$16.018337	$38.423595
Maximum unit fair value #*	$3.320711	$—	$28.536377	$24.060654	$—	$32.077881	$—	$41.692142	$26.049113	$41.038866
Contract liability	$1,565	$—	$39,853	$81,119	$—	$15,262	$—	$1,863,792	$3,555,154	$234,289

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$57,218,260	$—	$12,354,474	$—	$—	$—	$—
class 2	401,421	51,374,806	6,345,377	306,860	109,340,619	—	45,256,548	61,357,843	32,362,287	13,633,733
class 4	—	2,257,953	2,817,162	12,367,453	15,325,936	1,441,651	3,079,357	5,902,407	3,630,138	1,098,492
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	401,421	53,632,759	9,162,539	69,892,573	124,666,555	13,796,125	48,335,905	67,260,250	35,992,425	14,732,225
Due from Sponsor Company	—	—	—	65,873	4,924	1,158	—	—	—	—
Receivable for fund shares sold	17	77,409	473	—	—	—	198,734	10,869	19,567	754
Other assets	1	1	—	—	1	2	—	—	1	—
Total assets	401,439	53,710,169	9,163,012	69,958,446	124,671,480	13,797,285	48,534,639	67,271,119	36,011,993	14,732,979

Liabilities:
Due to Sponsor Company	17	77,409	473	—	—	—	198,734	10,869	19,567	754
Payable for fund shares purchased	—	—	—	65,873	4,924	1,158	—	—	—	—
Other liabilities	—	—	4	2	—	—	—	4	—	5
Total liabilities	17	77,409	477	65,875	4,924	1,158	198,734	10,873	19,567	759

Net assets:
For contract liabilities	$401,422	$53,632,760	$9,162,535	$69,892,571	$124,666,556	$13,796,127	$48,335,905	$67,260,246	$35,992,426	$14,732,220

Contract Liabilities:
class 1	$—	$—	$—	$57,218,258	$—	$12,354,475	$—	$—	$—	$—
class 2	401,422	51,374,807	6,345,374	306,859	109,340,621	—	45,256,549	61,357,840	32,362,288	13,633,728
class 4	—	2,257,953	2,817,161	12,367,454	15,325,935	1,441,652	3,079,356	5,902,406	3,630,138	1,098,492
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$401,422	$53,632,760	$9,162,535	$69,892,571	$124,666,556	$13,796,127	$48,335,905	$67,260,246	$35,992,426	$14,732,220

Shares:
class 1	—	—	—	5,317,682	—	1,053,237	—	—	—	—
class 2	28,249	2,223,055	437,612	29,620	6,590,755	—	3,407,872	5,493,092	1,913,795	1,248,511
class 4	—	93,073	187,936	1,160,174	914,981	123,113	227,427	520,036	209,351	105,624
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	28,249	2,316,128	625,548	6,507,476	7,505,736	1,176,350	3,635,299	6,013,128	2,123,146	1,354,135

Cost	$426,334	$42,925,229	$9,720,784	$75,238,646	$127,410,510	$10,883,179	$48,826,071	$71,065,419	$39,725,125	$11,436,556

Deferred contracts in the accumulation period:
Units owned by participants #	15,538	1,555,547	436,772	3,332,230	5,403,600	513,859	3,570,179	3,679,842	1,282,983	401,522
Minimum unit fair value #*	$21.846472	$22.495078	$17.827063	$12.468570	$13.400133	$10.765023	$8.826908	$11.764001	$13.923132	$32.486861
Maximum unit fair value #*	$26.185103	$55.583257	$36.624803	$28.120219	$31.334807	$39.032431	$16.898497	$22.934036	$36.623242	$51.073075
Contract liability	$390,469	$53,042,543	$9,094,004	$68,775,072	$122,725,159	$13,725,532	$47,878,141	$66,151,539	$35,782,225	$14,682,835

Contracts in payout (annuitization) period:
Units owned by participants #	441	16,230	3,108	46,997	72,498	2,132	30,891	53,720	6,463	1,260
Minimum unit fair value #*	$24.814494	$26.522394	$19.958065	$14.220065	$14.945307	$29.390450	$9.781881	$13.723540	$31.525747	$37.538832
Maximum unit fair value #*	$24.814494	$48.585951	$23.835323	$25.945692	$28.911131	$36.013291	$15.591232	$21.187634	$33.834679	$39.365324
Contract liability	$10,953	$590,217	$68,531	$1,117,499	$1,941,397	$70,595	$457,764	$1,108,707	$210,201	$49,385

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund
	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account (3)	Sub-Account	Sub-Account (4)(5)	Sub-Account	Sub-Account (16)(17)	Sub-Account (8)

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	155,211	—	—	—	—	—	—	—	—	—
class 4	7,786,562	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	3,706,154	67,219,920	70,569,304	50,036,139	—	29,682,303	3,788,282	940,078	37,813,372
class IB	—	7,160,972	17,033,731	18,590,447	12,707,931	92,637	2,594,766	2,363,350	1,590,370	3,248,374
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	7,941,773	10,867,126	84,253,651	89,159,751	62,744,070	92,637	32,277,069	6,151,632	2,530,448	41,061,746
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	1,415	1,736	24,254	37,041	50,568	4	4,241	618	121	3,979
Other assets	1	—	—	1	—	—	2	—	—	6
Total assets	7,943,189	10,868,862	84,277,905	89,196,793	62,794,638	92,641	32,281,312	6,152,250	2,530,569	41,065,731

Liabilities:
Due to Sponsor Company	1,415	1,736	24,254	37,041	50,568	4	4,241	618	121	3,979
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	2	2	—	2	—	—	2	—	—
Total liabilities	1,415	1,738	24,256	37,041	50,570	4	4,241	620	121	3,979

Net assets:
For contract liabilities	$7,941,774	$10,867,124	$84,253,649	$89,159,752	$62,744,068	$92,637	$32,277,071	$6,151,630	$2,530,448	$41,061,752

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	155,212	—	—	—	—	—	—	—	—	—
class 4	7,786,562	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	3,706,155	67,219,917	70,569,310	50,036,138	—	29,682,305	3,788,280	940,078	37,813,376
class IB	—	7,160,969	17,033,732	18,590,442	12,707,930	92,637	2,594,766	2,363,350	1,590,370	3,248,376
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$7,941,774	$10,867,124	$84,253,649	$89,159,752	$62,744,068	$92,637	$32,277,071	$6,151,630	$2,530,448	$41,061,752

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	11,231	—	—	—	—	—	—	—	—	—
class 4	549,510	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	117,432	5,611,012	1,361,028	2,254,896	—	1,705,879	193,478	21,641	3,747,609
class IB	—	222,736	1,430,204	365,594	576,585	4,216	151,475	119,000	38,083	321,940
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	560,741	340,168	7,041,216	1,726,622	2,831,481	4,216	1,857,354	312,478	59,724	4,069,549

Cost	$9,421,175	$8,809,401	$79,372,304	$73,697,404	$57,770,458	$79,163	$27,850,619	$4,330,031	$1,964,386	$40,998,634

Deferred contracts in the accumulation period:
Units owned by participants #	611,281	2,628,084	12,000,991	6,254,726	4,669,344	10,382	1,258,168	791,894	200,115	33,466,006
Minimum unit fair value #*	$10.049054	$1.833150	$1.546980	$3.120868	$2.712457	$8.922857	$2.768744	$2.029047	$4.851820	$0.782331
Maximum unit fair value #*	$14.256611	$27.804909	$17.133094	$44.397682	$39.247339	$8.922857	$51.794321	$25.826368	$47.529369	$10.227000
Contract liability	$7,857,797	$10,778,080	$83,567,886	$88,684,525	$62,501,132	$92,637	$32,109,813	$6,115,638	$2,519,408	$40,498,844

Contracts in payout (annuitization) period:
Units owned by participants #	6,563	31,164	146,385	41,118	47,924	—	5,610	14,267	778	525,011
Minimum unit fair value #*	$12.709102	$2.130543	$1.797827	$3.658136	$3.179300	$—	$4.307151	$2.378434	$14.198735	$0.909089
Maximum unit fair value #*	$13.378703	$20.888829	$15.096590	$25.887410	$24.994212	$—	$33.841917	$15.878197	$14.198735	$9.367995
Contract liability	$83,977	$89,044	$685,763	$475,227	$242,936	$—	$167,258	$35,992	$11,040	$562,908

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Rational Trend Aggregation VA Fund	Rational Insider Buying VA Fund	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (9)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	1,410,432	1,629,490	543,784	—	—	—	—	—	—	—
class IB	2,125,350	110,028	5,677,939	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	24,877,571
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	2,385,003
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	606,554	2,431,598	7,536,721	1,198,608	—
class - N/A	—	—	—	2,307,860	2,848,149	—	—	—	—	—
Total investments	3,535,782	1,739,518	6,221,723	2,307,860	2,848,149	606,554	2,431,598	7,536,721	1,198,608	27,262,574
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	187	77	981	94	130	11	98	319	87	48,293
Other assets	2	2	—	—	—	1	—	1	1	2
Total assets	3,535,971	1,739,597	6,222,704	2,307,954	2,848,279	606,566	2,431,696	7,537,041	1,198,696	27,310,869

Liabilities:
Due to Sponsor Company	187	77	981	94	130	11	98	319	87	48,293
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	1	1	3	—	1	—	—	—
Total liabilities	187	77	982	95	133	11	99	319	87	48,293

Net assets:
For contract liabilities	$3,535,784	$1,739,520	$6,221,722	$2,307,859	$2,848,146	$606,555	$2,431,597	$7,536,722	$1,198,609	$27,262,576

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	1,410,433	1,629,491	543,785	—	—	—	—	—	—	—
class IB	2,125,351	110,029	5,677,937	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	24,877,575
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	2,385,001
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	606,555	2,431,597	7,536,722	1,198,609	—
class - N/A	—	—	—	2,307,859	2,848,146	—	—	—	—	—
Total contract liabilities	$3,535,784	$1,739,520	$6,221,722	$2,307,859	$2,848,146	$606,555	$2,431,597	$7,536,722	$1,198,609	$27,262,576

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	51,401	42,713	5,693	—	—	—	—	—	—	—
class IB	87,715	3,016	59,467	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	337,049
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	33,960
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	36,517	135,616	603,420	34,305	—
class - N/A	—	—	—	204,961	226,583	—	—	—	—	—
Total shares	139,116	45,729	65,160	204,961	226,583	36,517	135,616	603,420	34,305	371,009

Cost	$2,602,421	$1,278,856	$3,979,749	$2,450,354	$3,323,948	$593,346	$2,029,681	$7,015,002	$909,347	$16,840,791

Deferred contracts in the accumulation period:
Units owned by participants #	404,399	61,081	1,970,387	441,565	811,836	23,385	86,706	376,595	64,914	839,000
Minimum unit fair value #*	$4.245921	$4.961691	$2.112408	$1.874950	$2.601929	$21.435305	$25.690231	$17.341160	$16.997522	$21.627746
Maximum unit fair value #*	$53.127451	$58.452133	$39.261810	$22.147061	$37.224402	$26.897280	$33.192977	$22.446896	$24.849461	$61.875988
Contract liability	$3,533,850	$1,739,520	$6,150,843	$2,306,564	$2,835,773	$606,555	$2,431,597	$7,412,788	$1,198,609	$26,949,047

Contracts in payout (annuitization) period:
Units owned by participants #	301	—	24,602	605	4,140	—	—	6,245	—	7,787
Minimum unit fair value #*	$6.419041	$—	$2.455213	$2.142029	$2.969122	$—	$—	$19.215239	$—	$38.028604
Maximum unit fair value #*	$6.419041	$—	$3.081049	$2.142029	$3.145792	$—	$—	$20.226903	$—	$40.865097
Contract liability	$1,934	$—	$70,879	$1,295	$12,373	$—	$—	$123,934	$—	$313,529

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	MFS® Global Equity Series	MFS® Investors Trust Series	MFS® Mid Cap Growth Series	MFS® New Discovery Series	MFS® Total Return Series	MFS® Value Series	MFS® Total Return Bond Series	MFS® Research Series	MFS® High Yield Portfolio	BlackRock Managed Volatility V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	22,178,202
class INIT	4,228,814	40,995,011	20,839,864	34,282,575	110,484,608	32,400,837	50,738,899	3,925,927	21,424,096	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	89,896	—	128,027	5,747,377	13,904,030	8,129,331	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	4,228,814	41,084,907	20,839,864	34,410,602	116,231,985	46,304,867	58,868,230	3,925,927	21,424,096	22,178,202
Due from Sponsor Company	31,770	—	—	—	—	12,007	—	—	—	—
Receivable for fund shares sold	—	26,545	1,084	28,611	73,479	—	3,067	198	676	437
Other assets	5	4	—	1	—	1	—	—	4	2
Total assets	4,260,589	41,111,456	20,840,948	34,439,214	116,305,464	46,316,875	58,871,297	3,926,125	21,424,776	22,178,641

Liabilities:
Due to Sponsor Company	—	26,545	1,084	28,611	73,479	—	3,067	198	676	437
Payable for fund shares purchased	31,770	—	—	—	—	12,007	—	—	—	—
Other liabilities	—	—	1	—	2	—	3	2	—	—
Total liabilities	31,770	26,545	1,085	28,611	73,481	12,007	3,070	200	676	437

Net assets:
For contract liabilities	$4,228,819	$41,084,911	$20,839,863	$34,410,603	$116,231,983	$46,304,868	$58,868,227	$3,925,925	$21,424,100	$22,178,204

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	22,178,204
class INIT	4,228,819	40,995,015	20,839,863	34,282,576	110,484,607	32,400,838	50,738,897	3,925,925	21,424,100	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	89,896	—	128,027	5,747,376	13,904,030	8,129,330	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$4,228,819	$41,084,911	$20,839,863	$34,410,603	$116,231,983	$46,304,868	$58,868,227	$3,925,925	$21,424,100	$22,178,204

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	1,680,167
class INIT	172,113	1,121,001	1,648,723	1,271,608	4,246,142	1,588,276	3,593,406	119,438	3,771,848	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	2,498	—	5,423	225,387	696,595	586,532	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	172,113	1,123,499	1,648,723	1,277,031	4,471,529	2,284,871	4,179,938	119,438	3,771,848	1,680,167

Cost	$3,159,271	$27,096,782	$14,903,109	$22,622,034	$95,833,423	$37,895,789	$54,932,976	$3,166,479	$22,183,098	$22,928,686

Deferred contracts in the accumulation period:
Units owned by participants #	126,580	1,570,235	1,029,072	695,763	4,568,685	1,450,697	3,698,856	117,930	1,630,816	2,137,156
Minimum unit fair value #*	$27.608143	$22.243257	$17.836039	$33.371310	$16.642025	$19.976734	$12.833884	$29.816078	$11.979282	$10.148217
Maximum unit fair value #*	$43.333033	$34.050797	$60.135452	$70.196959	$32.661696	$43.608359	$18.068142	$38.721351	$13.868809	$10.503914
Contract liability	$4,203,932	$40,486,513	$20,707,018	$34,040,464	$114,725,512	$46,021,117	$58,407,837	$3,925,925	$21,045,835	$22,178,204

Contracts in payout (annuitization) period:
Units owned by participants #	702	21,031	6,129	6,306	53,481	8,324	28,170	—	28,602	—
Minimum unit fair value #*	$32.404501	$25.557119	$20.410608	$39.169785	$24.823723	$22.136359	$14.604027	$—	$13.011095	$—
Maximum unit fair value #*	$40.033891	$31.136538	$21.847615	$68.759781	$30.135766	$40.288195	$16.694796	$—	$13.357623	$—
Contract liability	$24,887	$598,398	$132,845	$370,139	$1,506,471	$283,751	$460,390	$—	$378,265	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	BlackRock Global Allocation V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Dividend Opportunity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,246,856
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	519,637	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	4,857	346,827	2,229,392	—	—	—
class III	51,553	3,421,625	—	497,388	—	—	—	—	360,517	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	1,238,223	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	51,553	3,421,625	519,637	497,388	4,857	346,827	2,229,392	1,238,223	360,517	6,246,856
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	1	66	29	9	—	22	100	85	7	769
Other assets	—	2	—	—	—	2	—	—	—	—
Total assets	51,554	3,421,693	519,666	497,397	4,857	346,851	2,229,492	1,238,308	360,524	6,247,625

Liabilities:
Due to Sponsor Company	1	66	29	9	—	22	100	85	7	769
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	—	—	—	1	—	—	1	1	1
Total liabilities	2	66	29	9	1	22	100	86	8	770

Net assets:
For contract liabilities	$51,552	$3,421,627	$519,637	$497,388	$4,856	$346,829	$2,229,392	$1,238,222	$360,516	$6,246,855

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,246,855
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	519,637	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	4,856	346,829	2,229,392	—	—	—
class III	51,552	3,421,627	—	497,388	—	—	—	—	360,516	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	1,238,222	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$51,552	$3,421,627	$519,637	$497,388	$4,856	$346,829	$2,229,392	$1,238,222	$360,516	$6,246,855

Shares:
class 1	—	—	—	—	—	—	—	—	—	208,716
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	24,080	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	416	5,329	78,500	—	—	—
class III	3,165	126,774	—	42,694	—	—	—	—	35,872	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	79,272	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	3,165	126,774	24,080	42,694	416	5,329	78,500	79,272	35,872	208,716

Cost	$46,070	$2,902,977	$306,472	$437,697	$4,344	$163,189	$997,539	$1,168,659	$305,440	$3,597,254

Deferred contracts in the accumulation period:
Units owned by participants #	2,918	243,107	12,257	20,687	385	6,129	32,990	62,527	9,699	364,868
Minimum unit fair value #*	$17.628569	$13.778283	$36.770571	$22.268401	$12.606666	$54.631252	$60.967971	$17.226208	$34.451234	$15.867280
Maximum unit fair value #*	$17.892685	$14.240813	$43.289288	$24.467754	$12.606666	$60.685679	$111.318556	$29.604518	$37.853614	$17.647469
Contract liability	$51,552	$3,421,627	$519,637	$497,388	$4,856	$346,829	$2,202,146	$1,238,222	$360,516	$6,176,747

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—	—	418	—	—	3,973
Minimum unit fair value #*	$—	$—	$—	$—	$—	$—	$65.004866	$—	$—	$17.647469
Maximum unit fair value #*	$—	$—	$—	$—	$—	$—	$68.425966	$—	$—	$17.647469
Contract liability	$—	$—	$—	$—	$—	$—	$27,246	$—	$—	$70,108

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	Invesco Oppenheimer V.I. Capital Appreciation Fund	Invesco Oppenheimer V.I. Global Fund	Invesco Oppenheimer V.I. Main Street Fund®	Invesco Oppenheimer V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund
	Sub-Account	Sub-Account	Sub-Account (10)(11)	Sub-Account	Sub-Account	Sub-Account (12)	Sub-Account (12)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$4,858,372	$7,794,104	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	8,688,643	489,360	1,285,909
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	2,513,619	—	—	—	—	—	—	—
class S2	—	—	558,710	316,317	4,249,476	409,188	3,450,764	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	4,858,372	7,794,104	3,072,329	316,317	4,249,476	409,188	3,450,764	8,688,643	489,360	1,285,909
Due from Sponsor Company	—	—	4,802	—	—	—	—	—	—	—
Receivable for fund shares sold	919	1,894	—	13	229	17	185	371	24	24
Other assets	—	—	—	—	—	2	2	2	1	—
Total assets	4,859,291	7,795,998	3,077,131	316,330	4,249,705	409,207	3,450,951	8,689,016	489,385	1,285,933

Liabilities:
Due to Sponsor Company	919	1,894	—	13	229	17	185	371	24	24
Payable for fund shares purchased	—	—	4,802	—	—	—	—	—	—	—
Other liabilities	—	1	1	2	1	—	—	—	—	—
Total liabilities	919	1,895	4,803	15	230	17	185	371	24	24

Net assets:
For contract liabilities	$4,858,372	$7,794,103	$3,072,328	$316,315	$4,249,475	$409,190	$3,450,766	$8,688,645	$489,361	$1,285,909

Contract Liabilities:
class 1	$4,858,372	$7,794,103	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	8,688,645	489,361	1,285,909
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	2,513,618	—	—	—	—	—	—	—
class S2	—	—	558,710	316,315	4,249,475	409,190	3,450,766	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$4,858,372	$7,794,103	$3,072,328	$316,315	$4,249,475	$409,190	$3,450,766	$8,688,645	$489,361	$1,285,909

Shares:
class 1	630,139	173,356	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	1,521,654	26,495	88,379
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	23,507	—	—	—	—	—	—	—
class S2	—	—	5,698	4,608	82,739	13,871	128,233	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	630,139	173,356	29,205	4,608	82,739	13,871	128,233	1,521,654	26,495	88,379

Cost	$5,219,818	$3,119,643	$2,161,127	$242,049	$2,674,065	$368,425	$2,465,761	$9,511,061	$423,946	$767,602

Deferred contracts in the accumulation period:
Units owned by participants #	377,545	298,386	214,300	9,423	161,864	15,556	116,753	587,225	24,907	49,345
Minimum unit fair value #*	$11.985355	$24.560410	$14.198664	$26.045916	$22.845178	$22.967480	$25.775841	$12.925866	$18.787866	$25.153216
Maximum unit fair value #*	$13.056240	$26.651034	$14.399603	$30.380295	$37.759849	$35.939803	$42.304096	$19.497164	$27.496560	$26.271547
Contract liability	$4,774,915	$7,676,238	$3,070,021	$276,047	$4,224,245	$409,190	$3,435,469	$8,618,626	$489,361	$1,285,909

Contracts in payout (annuitization) period:
Units owned by participants #	6,392	4,423	160	1,395	997	—	511	4,783	—	—
Minimum unit fair value #*	$13.056240	$26.651034	$14.399603	$28.860737	$25.314221	$—	$28.561159	$14.323548	$—	$—
Maximum unit fair value #*	$13.056240	$26.651034	$14.399603	$28.860737	$25.314221	$—	$30.064694	$15.078038	$—	$—
Contract liability	$83,457	$117,865	$2,307	$40,268	$25,230	$—	$15,297	$70,019	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Small Cap Value Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Equity Income Fund	PIMCO VIT All Asset Portfolio	PIMCO StocksPLUS® Global Portfolio	Prudential Series Jennison 20/20 Focus Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	13,471	318,188	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	12,451	278,342	159,201	—	—	—	27,482	—	—	—
class II	—	—	—	—	—	—	—	—	—	8,207
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	23,227,773	4,213,001	2,840,485	—	—	—	—
Total investments	12,451	278,342	159,201	23,227,773	4,213,001	2,840,485	27,482	13,471	318,188	8,207
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	1	15	7	1,202	197	280	1	—	6	—
Other assets	—	—	1	—	—	1	—	—	1	—
Total assets	12,452	278,357	159,209	23,228,975	4,213,198	2,840,766	27,483	13,471	318,195	8,207

Liabilities:
Due to Sponsor Company	1	15	7	1,202	197	280	1	—	6	—
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	2	—	—	—	—	—	1
Total liabilities	1	15	7	1,204	197	280	1	—	6	1

Net assets:
For contract liabilities	$12,451	$278,342	$159,202	$23,227,771	$4,213,001	$2,840,486	$27,482	$13,471	$318,189	$8,206

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	13,471	318,189	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	12,451	278,342	159,202	—	—	—	27,482	—	—	—
class II	—	—	—	—	—	—	—	—	—	8,206
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	23,227,771	4,213,001	2,840,486	—	—	—	—
Total contract liabilities	$12,451	$278,342	$159,202	$23,227,771	$4,213,001	$2,840,486	$27,482	$13,471	$318,189	$8,206

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	1,202	35,953	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	1,217	16,890	15,904	—	—	—	1,077	—	—	—
class II	—	—	—	—	—	—	—	—	—	174
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	1,955,200	112,647	260,834	—	—	—	—
Total shares	1,217	16,890	15,904	1,955,200	112,647	260,834	1,077	1,202	35,953	174

Cost	$11,248	$190,425	$202,570	$21,601,076	$2,587,385	$2,833,911	$21,141	$13,049	$320,313	$2,049

Deferred contracts in the accumulation period:
Units owned by participants #	829	22,029	7,887	1,432,126	97,271	90,359	795	926	17,465	282
Minimum unit fair value #*	$9.485878	$11.131976	$17.763636	$13.230314	$36.973478	$27.139932	$28.991681	$14.544835	$16.885926	$4.069926
Maximum unit fair value #*	$10.114857	$18.639312	$29.282783	$23.715722	$64.827518	$48.921520	$37.523333	$14.544835	$18.553325	$40.601528
Contract liability	$8,037	$268,880	$159,202	$22,692,519	$4,136,228	$2,808,133	$27,482	$13,471	$318,189	$8,206

Contracts in payout (annuitization) period:
Units owned by participants #	459	818	—	32,968	1,816	1,043	—	—	—	—
Minimum unit fair value #*	$9.608482	$11.569090	$—	$16.235614	$42.274157	$31.030844	$—	$—	$—	$—
Maximum unit fair value #*	$9.608482	$11.569090	$—	$16.235614	$42.274157	$31.030844	$—	$—	$—	$—
Contract liability	$4,414	$9,462	$—	$535,252	$76,773	$32,353	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	Prudential Series Jennison Portfolio	Prudential Series Value Portfolio	Prudential Series SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	Clearbridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Wells Fargo VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	30,544
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	28,938	34,621	708,691	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	405,829	18,826	12,962	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	21,388,365	—
class S2	—	—	—	—	—	—	1,119,528	174,528	386,740	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	405,829	18,826	12,962	28,938	34,621	708,691	1,119,528	174,528	21,775,105	30,544
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	33	1	1	1	1	27	130	10	1,516	1
Other assets	—	—	—	—	—	—	—	—	2	—
Total assets	405,862	18,827	12,963	28,939	34,622	708,718	1,119,658	174,538	21,776,623	30,545

Liabilities:
Due to Sponsor Company	33	1	1	1	1	27	130	10	1,516	1
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	1	—	—	—	—	—	1	—	—
Total liabilities	33	2	1	1	1	27	130	11	1,516	1

Net assets:
For contract liabilities	$405,829	$18,825	$12,962	$28,938	$34,621	$708,691	$1,119,528	$174,527	$21,775,107	$30,544

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	30,544
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	28,938	34,621	708,691	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	405,829	18,825	12,962	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	21,388,365	—
class S2	—	—	—	—	—	—	1,119,528	174,527	386,742	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$405,829	$18,825	$12,962	$28,938	$34,621	$708,691	$1,119,528	$174,527	$21,775,107	$30,544

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	1,396
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	1,309	4,660	35,720	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	3,347	518	1,103	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	240,049	—
class S2	—	—	—	—	—	—	59,868	10,861	4,587	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	3,347	518	1,103	1,309	4,660	35,720	59,868	10,861	244,636	1,396

Cost	$194,847	$9,993	$5,957	$21,535	$37,935	$690,439	$1,072,478	$174,148	$14,050,185	$21,219

Deferred contracts in the accumulation period:
Units owned by participants #	91,943	8,395	6,207	1,240	11,858	224,136	50,459	6,146	630,944	4,539
Minimum unit fair value #*	$3.776148	$2.045820	$2.088604	$23.341136	$2.919678	$3.059826	$18.896833	$26.997703	$30.787038	$3.084251
Maximum unit fair value #*	$31.769620	$2.337556	$2.088604	$23.341136	$2.919678	$3.059826	$32.458675	$31.529939	$38.036567	$30.000358
Contract liability	$404,758	$18,825	$12,962	$28,938	$34,621	$685,817	$1,119,528	$174,527	$21,607,342	$30,544

Contracts in payout (annuitization) period:
Units owned by participants #	34	—	—	—	—	7,476	—	—	4,680	—
Minimum unit fair value #*	$31.769620	$—	$—	$—	$—	$3.059826	$—	$—	$35.000205	$—
Maximum unit fair value #*	$31.769620	$—	$—	$—	$—	$3.059826	$—	$—	$36.220047	$—
Contract liability	$1,071	$—	$—	$—	$—	$22,874	$—	$—	$167,765	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2020

	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Loomis Sayles Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$689,217	$1,115,744	$—	$5,062,463	$—	$—	$—	$8,065,487	$—	$6,941,825
class 2	13,391	15,657	16,455	48,943	—	—	—	—	4,622,203	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	4,991,583	7,803,312	7,287,564	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	702,608	1,131,401	16,455	5,111,406	4,991,583	7,803,312	7,287,564	8,065,487	4,622,203	6,941,825
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	32	57	1	1,045	681	584	477	11,013	355	1,190
Other assets	—	—	—	—	4	—	1	1	1	—
Total assets	702,640	1,131,458	16,456	5,112,451	4,992,268	7,803,896	7,288,042	8,076,501	4,622,559	6,943,015

Liabilities:
Due to Sponsor Company	32	57	1	1,045	681	584	477	11,013	355	1,190
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	—	—	1	—	2	—	—	—	—
Total liabilities	33	57	1	1,046	681	586	477	11,013	355	1,190

Net assets:
For contract liabilities	$702,607	$1,131,401	$16,455	$5,111,405	$4,991,587	$7,803,310	$7,287,565	$8,065,488	$4,622,204	$6,941,825

Contract Liabilities:
class 1	$689,216	$1,115,744	$—	$5,062,463	$—	$—	$—	$8,065,488	$—	$6,941,825
class 2	13,391	15,657	16,455	48,942	—	—	—	—	4,622,204	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	4,991,587	7,803,310	7,287,565	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$702,607	$1,131,401	$16,455	$5,111,405	$4,991,587	$7,803,310	$7,287,565	$8,065,488	$4,622,204	$6,941,825

Shares:
class 1	372,550	72,687	—	171,725	—	—	—	273,592	—	140,126
class 2	6,974	1,064	338	1,652	—	—	—	—	328,048	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	179,038	311,385	401,740	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	379,524	73,751	338	173,377	179,038	311,385	401,740	273,592	328,048	140,126

Cost	$1,085,155	$729,143	$8,490	$3,699,364	$4,226,915	$5,874,306	$6,180,388	$3,758,177	$4,182,119	$3,210,643

Deferred contracts in the accumulation period:
Units owned by participants #	394,633	27,453	246	170,420	254,087	353,542	523,081	361,470	350,469	306,216
Minimum unit fair value #*	$1.189636	$5.454260	$66.999860	$26.997501	$18.600633	$20.585652	$12.981200	$21.120145	$12.554366	$21.335639
Maximum unit fair value #*	$16.984489	$46.135200	$66.999860	$33.154804	$20.147433	$22.899150	$14.569220	$22.260196	$13.232276	$22.433566
Contract liability	$693,307	$1,128,477	$16,455	$5,084,275	$4,975,245	$7,674,973	$7,210,342	$7,898,550	$4,528,010	$6,729,869

Contracts in payout (annuitization) period:
Units owned by participants #	5,844	65	—	881	817	5,752	5,510	7,499	7,118	9,448
Minimum unit fair value #*	$1.308608	$44.016261	$—	$29.778867	$19.734511	$21.905226	$13.854441	$22.260196	$13.232276	$22.433566
Maximum unit fair value #*	$2.260172	$45.655594	$—	$30.912290	$20.087887	$22.363560	$14.144413	$22.260196	$13.232276	$22.433566
Contract liability	$9,300	$2,924	$—	$27,130	$16,342	$128,337	$77,223	$166,938	$94,194	$211,956

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly American Funds Insurance Series® Global Bond Fund. Change effective May 1, 2020.
(2) Merged assets from Hartford High Yield HLS Fund. Change effective September 25, 2020.
(3) Merged assets from Hartford Value HLS Fund. Change effective September 18, 2020.
(4) Merged assets from Hartford Growth Opportunities HLS Fund. Change effective September 18, 2020.
(5) Merged assets from Hartford Global Growth HLS Fund. Change effective September 18, 2020.
(6) Merged assets from Hartford MidCap Value HLS Fund. Change effective September 18, 2020.
(7) Merged assets from Hartford MidCap Growth HLS Fund. Change effective September 18, 2020.
(8) Merged assets from Hartford U.S. Government Securities HLS Fund. Change effective September 25, 2020.
(9) Formerly Lord Abbett Series Fund – Calibrated Dividend Growth Portfolio. Change effective April 1, 2020.
(10) Funded as of April 30, 2020.
(11) Merged assets from Invesco V.I. Mid Cap Growth Fund. Change effective April 30, 2020.
(12) See Note 8 for additional information related to this Sub-Account.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations
For the Periods Ended December 31, 2020

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$27,766	$248	$56,031	$52,653	$8,871	$4,272	$39,990	$305,933	$1,667,233	$19,898

Expenses:
Administrative charges	—	—	—	—	—	—	(14,055)	(38,501)	(95,411)	(422)
Mortality and expense risk charges	(8,826)	(491)	(39,643)	(52,739)	(16,631)	(7,042)	(177,269)	(390,555)	(1,134,475)	(6,406)
Total expenses	(8,826)	(491)	(39,643)	(52,739)	(16,631)	(7,042)	(191,324)	(429,056)	(1,229,886)	(6,828)
Net investment income (loss)	18,940	(243)	16,388	(86)	(7,760)	(2,770)	(151,334)	(123,123)	437,347	13,070

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	71,961	6,383	(121,538)	(48,305)	(35,769)	16,385	(973,271)	370,464	289,286	(4,283)
Net realized gain distributions	34,024	5,336	79,841	—	54,647	33,353	453,505	5,308,994	—	—
Change in unrealized appreciation (depreciation) during the period	(114,624)	11,029	223,233	166,716	42,670	48,552	988,900	(2,758,899)	2,267,943	(3,380)
Net gain (loss) on investments	(8,639)	22,748	181,536	118,411	61,548	98,290	469,134	2,920,559	2,557,229	(7,663)
Net increase (decrease) in net assets resulting from operations	$10,301	$22,505	$197,924	$118,325	$53,788	$95,520	$317,800	$2,797,436	$2,994,576	$5,407

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced-Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	AB VPS Growth and Income Portfolio	American Funds Insurance Series® Capital World Bond Fund	American Funds Insurance Series® Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account

Investment income:
Dividends	$546,489	$157,633	$48,460	$74,079	$165	$139,611	$1,280	$1,157	$230,081	$441,646

Expenses:
Administrative charges	(24,852)	(29,860)	(45)	—	—	—	—	—	—	—
Mortality and expense risk charges	(363,588)	(385,423)	(290,483)	(14,451)	(97)	(899,198)	(513)	(1,313)	(348,743)	(625,480)
Total expenses	(388,440)	(415,283)	(290,528)	(14,451)	(97)	(899,198)	(513)	(1,313)	(348,743)	(625,480)
Net investment income (loss)	158,049	(257,650)	(242,068)	59,628	68	(759,587)	767	(156)	(118,662)	(183,834)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	865,257	(632,253)	(50,526)	(25,150)	221	—	187	(1,916)	174,919	713,344
Net realized gain distributions	543,598	4,462,897	1,408,130	49,487	150	—	—	4,733	334,034	945,165
Change in unrealized appreciation (depreciation) during the period	1,324,231	(2,055,784)	3,179,534	(6,898)	(559)	—	1,151	(1,781)	1,092,691	657,904
Net gain (loss) on investments	2,733,086	1,774,860	4,537,138	17,439	(188)	—	1,338	1,036	1,601,644	2,316,413
Net increase (decrease) in net assets resulting from operations	$2,891,135	$1,517,210	$4,295,070	$77,067	$(120)	$(759,587)	$2,105	$880	$1,482,982	$2,132,579

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	American Funds Insurance Series® Asset Allocation Fund	American Funds Insurance Series® Blue Chip Income and Growth Fund	American Funds Insurance Series® Bond Fund	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® New World Fund	American Funds Insurance Series® Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$2,067,161	$1,020,948	$2,317,948	$155,045	$1,323,665	$3,986,737	$464,275	$17,778	$50,337	$—

Expenses:
Administrative charges	(187,660)	(78,560)	(150,630)	(67,249)	(606,312)	(434,758)	(88,705)	(32,329)	(39,645)	—
Mortality and expense risk charges	(2,121,331)	(1,005,887)	(1,736,984)	(739,150)	(7,078,883)	(4,920,421)	(1,212,344)	(436,598)	(514,929)	(109,662)
Total expenses	(2,308,991)	(1,084,447)	(1,887,614)	(806,399)	(7,685,195)	(5,355,179)	(1,301,049)	(468,927)	(554,574)	(109,662)
Net investment income (loss)	(241,830)	(63,499)	430,334	(651,354)	(6,361,530)	(1,368,442)	(836,774)	(451,149)	(504,237)	(109,662)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	4,271,604	519,427	1,129,990	2,318,132	25,336,598	7,106,229	496,021	1,000,918	1,065,943	388,313
Net realized gain distributions	588,624	724,112	1,044,257	1,278,535	10,288,398	8,029,643	—	278,755	1,950,649	93,465
Change in unrealized appreciation (depreciation) during the period	7,846,714	2,598,719	5,711,295	8,794,434	150,660,943	19,072,366	10,312,974	4,422,439	5,714,086	2,406,417
Net gain (loss) on investments	12,706,942	3,842,258	7,885,542	12,391,101	186,285,939	34,208,238	10,808,995	5,702,112	8,730,678	2,888,195
Net increase (decrease) in net assets resulting from operations	$12,465,112	$3,778,759	$8,315,876	$11,739,747	$179,924,409	$32,839,796	$9,972,221	$5,250,963	$8,226,441	$2,778,533

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$632	$10,252	$33,211	$5,210	$102	$1,336	$1,563,892	$12,923,448	$—

Expenses:
Administrative charges	(1,080)	—	—	—	—	—	—	(173,325)	(301,197)	(36,295)
Mortality and expense risk charges	(10,767)	(27,804)	(199,547)	(132,880)	(9,024)	(4,218)	(255)	(2,022,091)	(3,554,668)	(430,645)
Total expenses	(11,847)	(27,804)	(199,547)	(132,880)	(9,024)	(4,218)	(255)	(2,195,416)	(3,855,865)	(466,940)
Net investment income (loss)	(11,847)	(27,172)	(189,295)	(99,669)	(3,814)	(4,116)	1,081	(631,524)	9,067,583	(466,940)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	16,818	194,803	977,304	94,851	91	4,935	(33)	2,698,685	(1,979,991)	1,477,593
Net realized gain distributions	52,928	147,460	68,888	—	27,407	3,211	421	6,633,106	183,335	2,392,299
Change in unrealized appreciation (depreciation) during the period	187,144	402,301	2,351,054	1,567,742	11,002	59,506	1,293	7,621,955	(12,334,182)	5,216,953
Net gain (loss) on investments	256,890	744,564	3,397,246	1,662,593	38,500	67,652	1,681	16,953,746	(14,130,838)	9,086,845
Net increase (decrease) in net assets resulting from operations	$245,043	$717,392	$3,207,951	$1,562,924	$34,686	$63,536	$2,762	$16,322,222	$(5,063,255)	$8,619,905

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$12,361	$—	$120,935	$3,433,678	$3,288,093	$521,474	$1,484,075	$1,911,527	$786,058	$—

Expenses:
Administrative charges	(574)	(63,975)	—	(89,398)	(164,007)	(15,166)	(63,727)	(90,274)	(40,846)	(18,325)
Mortality and expense risk charges	(5,437)	(748,932)	(139,063)	(1,130,461)	(1,876,083)	(207,740)	(687,809)	(1,026,210)	(583,142)	(215,844)
Total expenses	(6,011)	(812,907)	(139,063)	(1,219,859)	(2,040,090)	(222,906)	(751,536)	(1,116,484)	(623,988)	(234,169)
Net investment income (loss)	6,350	(812,907)	(18,128)	2,213,819	1,248,003	298,568	732,539	795,043	162,070	(234,169)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(5,048)	123,171	(595,542)	(1,502,094)	(1,860,922)	196,479	(1,158,552)	(2,550,980)	(1,643,116)	310,508
Net realized gain distributions	39,711	5,889,693	523,991	—	4,583,866	310,088	—	—	632,858	756,927
Change in unrealized appreciation (depreciation) during the period	(72,075)	14,071,218	506,761	254,386	(14,282,385)	932,637	(40,815)	3,377,086	(2,322,917)	3,538,499
Net gain (loss) on investments	(37,412)	20,084,082	435,210	(1,247,708)	(11,559,441)	1,439,204	(1,199,367)	826,106	(3,333,175)	4,605,934
Net increase (decrease) in net assets resulting from operations	$(31,062)	$19,271,175	$417,082	$966,111	$(10,311,438)	$1,737,772	$(466,828)	$1,621,149	$(3,171,105)	$4,371,765

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund
	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account (3)	Sub-Account	Sub-Account (4)	Sub-Account (5)(6)	Sub-Account (7)	Sub-Account (8)

Investment income:
Dividends	$613,081	$152,028	$2,869,835	$710,182	$1,073,400	$246	$3,781	$92,884	$—	$421,745

Expenses:
Administrative charges	—	(8,502)	(22,966)	(21,088)	(13,841)	(121)	(307)	(461)	(76)	(72)
Mortality and expense risk charges	(123,516)	(184,510)	(1,268,193)	(1,294,392)	(917,874)	(1,009)	(13,303)	(232,415)	(218,433)	(51,013)
Total expenses	(123,516)	(193,012)	(1,291,159)	(1,315,480)	(931,715)	(1,130)	(13,610)	(232,876)	(218,509)	(51,085)
Net investment income (loss)	489,565	(40,984)	1,578,676	(605,298)	141,685	(884)	(9,829)	(139,992)	(218,509)	370,660

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(251,204)	300,664	922,050	1,744,600	(100,050)	227	(98,720)	331,132	571,410	(517,442)
Net realized gain distributions	—	529,983	174,450	6,050,668	3,035,300	16,039	404,354	695,174	8,265,431	—
Change in unrealized appreciation (depreciation) during the period	(816,931)	140,174	2,721,172	8,040,991	391,727	855	(133,014)	3,239,781	(2,188,952)	141,432
Net gain (loss) on investments	(1,068,135)	970,821	3,817,672	15,836,259	3,326,977	17,121	172,620	4,266,087	6,647,889	(376,010)
Net increase (decrease) in net assets resulting from operations	$(578,570)	$929,837	$5,396,348	$15,230,961	$3,468,662	$16,237	$162,791	$4,126,095	$6,429,380	$(5,350)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	Hartford International Opportunities HLS Fund	Hartford MidCap Growth HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
	Sub-Account	Sub-Account (9)	Sub-Account (10)(11)	Sub-Account (12)	Sub-Account (13)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (14)	Sub-Account (15)

Investment income:
Dividends	$96,517	$—	$402	$1,565	$917,614	$—	$—	$83,223	$110,567	$14,194

Expenses:
Administrative charges	(1,773)	—	(1,015)	—	(53,176)	(2,470)	(125)	(7,604)	(143)	—
Mortality and expense risk charges	(84,179)	(13,739)	(16,681)	(5,060)	(659,529)	(49,546)	(20,932)	(106,588)	(36,442)	(9,145)
Total expenses	(85,952)	(13,739)	(17,696)	(5,060)	(712,705)	(52,016)	(21,057)	(114,192)	(36,585)	(9,145)
Net investment income (loss)	10,565	(13,739)	(17,294)	(3,495)	204,909	(52,016)	(21,057)	(30,969)	73,982	5,049

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	193,696	(223,343)	7,360	(122,191)	136,253	38,252	20,469	328,776	32,540	(141,279)
Net realized gain distributions	—	303,289	90,587	30,435	—	415,317	50,501	399,613	—	123,991
Change in unrealized appreciation (depreciation) during the period	752,496	3,460	416,651	23,644	(501,993)	824,328	378,846	(149,719)	34,002	(116,942)
Net gain (loss) on investments	946,192	83,406	514,598	(68,112)	(365,740)	1,277,897	449,816	578,670	66,542	(134,230)
Net increase (decrease) in net assets resulting from operations	$956,757	$69,667	$497,304	$(71,607)	$(160,831)	$1,225,881	$428,759	$547,701	$140,524	$(129,181)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	Rational Trend Aggregation VA Fund	Rational Insider Buying VA Fund	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Global Equity Series	MFS® Investors Trust Series	MFS® Mid Cap Growth Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (16)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$14,110	$—	$6,891	$21,666	$274,755	$18,628	$—	$41,324	$241,520	$—

Expenses:
Administrative charges	(2,642)	(1,859)	—	—	—	—	(34,588)	(5,727)	(59,353)	(26,767)
Mortality and expense risk charges	(28,259)	(40,253)	(4,324)	(36,792)	(111,541)	(18,194)	(441,205)	(62,946)	(633,155)	(321,294)
Total expenses	(30,901)	(42,112)	(4,324)	(36,792)	(111,541)	(18,194)	(475,793)	(68,673)	(692,508)	(348,061)
Net investment income (loss)	(16,791)	(42,112)	2,567	(15,126)	163,214	434	(475,793)	(27,349)	(450,988)	(348,061)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(56,009)	(123,501)	(32,988)	30,968	29,424	21,622	2,701,990	79,049	1,991,469	545,095
Net realized gain distributions	—	192,641	1,110	43,533	—	—	1,700,529	136,569	1,156,166	1,328,957
Change in unrealized appreciation (depreciation) during the period	58,277	292,739	32,322	196,052	176,822	(24,884)	2,924,847	135,015	1,779,469	3,743,762
Net gain (loss) on investments	2,268	361,879	444	270,553	206,246	(3,262)	7,327,366	350,633	4,927,104	5,617,814
Net increase (decrease) in net assets resulting from operations	$(14,523)	$319,767	$3,011	$255,427	$369,460	$(2,828)	$6,851,573	$323,284	$4,476,116	$5,269,753

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	MFS® New Discovery Series	MFS® Total Return Series	MFS® Value Series	MFS® Total Return Bond Series	MFS® Research Series	MFS® High Yield Portfolio	BlackRock Managed Volatility V.I. Fund	BlackRock Global Allocation V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$2,517,444	$655,991	$1,950,287	$25,994	$1,209,000	$786,971	$589	$46,488	$—

Expenses:
Administrative charges	(44,539)	(167,896)	(41,281)	(81,626)	(6,043)	—	—	—	—	(639)
Mortality and expense risk charges	(466,818)	(1,813,347)	(684,308)	(840,135)	(61,667)	(389,425)	(155,165)	(291)	(23,113)	(8,218)
Total expenses	(511,357)	(1,981,243)	(725,589)	(921,761)	(67,710)	(389,425)	(155,165)	(291)	(23,113)	(8,857)
Net investment income (loss)	(511,357)	536,201	(69,598)	1,028,526	(41,716)	819,575	631,806	298	23,375	(8,857)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,610,516	2,167,118	926,643	545,469	101,567	(394,173)	(257,340)	45	41,566	2,947
Net realized gain distributions	2,621,744	2,933,655	1,937,056	—	143,291	—	—	2,867	203,205	28,545
Change in unrealized appreciation (depreciation) during the period	7,358,567	2,434,115	(1,850,923)	1,812,420	287,573	117,297	119,726	5,381	205,610	127,907
Net gain (loss) on investments	11,590,827	7,534,888	1,012,776	2,357,889	532,431	(276,876)	(137,614)	8,293	450,381	159,399
Net increase (decrease) in net assets resulting from operations	$11,079,470	$8,071,089	$943,178	$3,386,415	$490,715	$542,699	$494,192	$8,591	$473,756	$150,542

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	BlackRock Equity Dividend V.I. Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Asset Allocation Fund	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (17)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$9,307	$123	$—	$—	$6,721	$—	$43,750	$—	$223,728	$—

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	(2,726)	(2,831)
Mortality and expense risk charges	(3,127)	(80)	(5,973)	(27,622)	(15,509)	(2,320)	(11,243)	(121,273)	(95,124)	(139,380)
Total expenses	(3,127)	(80)	(5,973)	(27,622)	(15,509)	(2,320)	(11,243)	(121,273)	(97,850)	(142,211)
Net investment income (loss)	6,180	43	(5,973)	(27,622)	(8,788)	(2,320)	32,507	(121,273)	125,878	(142,211)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	5,055	38	30,039	310,176	(22,840)	6,317	(498,573)	236,829	(101,389)	669,075
Net realized gain distributions	16,788	50	27,773	185,015	10,257	33,106	447,923	—	—	—
Change in unrealized appreciation (depreciation) during the period	(9,158)	134	148,461	1,089,207	51,010	81,640	(113,129)	(174,362)	133,247	1,453,467
Net gain (loss) on investments	12,685	222	206,273	1,584,398	38,427	121,063	(163,779)	62,467	31,858	2,122,542
Net increase (decrease) in net assets resulting from operations	$18,865	$265	$200,300	$1,556,776	$29,639	$118,743	$(131,272)	$(58,806)	$157,736	$1,980,331

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	Invesco Oppenheimer V.I. Capital Appreciation Fund	Invesco Oppenheimer V.I. Global Fund	Invesco Oppenheimer V.I. Main Street Fund®	Invesco Oppenheimer V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account (18)(19)	Sub-Account	Sub-Account	Sub-Account (21)	Sub-Account (21)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$16,148	$4,343	$10,582	$646,316	$9,199	$616	$329	$3,866

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(33,332)	(4,617)	(60,879)	(5,975)	(48,041)	(132,495)	(8,838)	(9,132)	(197)	(4,588)
Total expenses	(33,332)	(4,617)	(60,879)	(5,975)	(48,041)	(132,495)	(8,838)	(9,132)	(197)	(4,588)
Net investment income (loss)	(33,332)	(4,617)	(44,731)	(1,632)	(37,459)	513,821	361	(8,516)	132	(722)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	70,297	17,359	186,854	6,030	94,714	(239,285)	2,833	219,261	(166)	3,430
Net realized gain distributions	—	41,546	133,907	36,778	42,199	—	9,493	87,121	193	—
Change in unrealized appreciation (depreciation) during the period	911,202	25,007	570,679	2,908	521,268	(532,839)	35,660	133,828	(83)	21,936
Net gain (loss) on investments	981,499	83,912	891,440	45,716	658,181	(772,124)	47,986	440,210	(56)	25,366
Net increase (decrease) in net assets resulting from operations	$948,167	$79,295	$846,709	$44,084	$620,722	$(258,303)	$48,347	$431,694	$76	$24,644

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	Putnam VT Small Cap Value Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Equity Income Fund	PIMCO VIT All Asset Portfolio	PIMCO StocksPLUS® Global Portfolio	Prudential Series Jennison 20/20 Focus Portfolio	Prudential Series Jennison Portfolio	Prudential Series Value Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$1,308	$459,333	$31,668	$38,866	$927	$587	$3,239	$—	$—	$—

Expenses:
Administrative charges	—	—	—	—	—	—	—	(10)	(343)	—
Mortality and expense risk charges	(2,168)	(369,278)	(60,730)	(41,403)	(278)	(78)	(2,032)	(94)	(3,886)	(267)
Total expenses	(2,168)	(369,278)	(60,730)	(41,403)	(278)	(78)	(2,032)	(104)	(4,229)	(267)
Net investment income (loss)	(860)	90,055	(29,062)	(2,537)	649	509	1,207	(104)	(4,229)	(267)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(11,097)	276,423	349,044	(79,155)	2,024	(5)	(11,472)	87	10,098	199
Net realized gain distributions	—	—	255,387	162,158	3,734	—	29,771	—	—	—
Change in unrealized appreciation (depreciation) during the period	17,232	1,065,247	272,679	(72,675)	(8,109)	402	20,111	1,836	94,749	310
Net gain (loss) on investments	6,135	1,341,670	877,110	10,328	(2,351)	397	38,410	1,923	104,847	509
Net increase (decrease) in net assets resulting from operations	$5,275	$1,431,725	$848,048	$7,791	$(1,702)	$906	$39,617	$1,819	$100,618	$242

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	Prudential Series SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	Clearbridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (20)	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$388	$1,323	$8,995	$19,466	$3,372	$12,850	$—	$232	$18,249

Expenses:
Administrative charges	—	—	(50)	(980)	(281)	(177)	—	—	—	—
Mortality and expense risk charges	(150)	(383)	(417)	(8,168)	(13,689)	(3,302)	(357,574)	(13,146)	(509)	(10,107)
Total expenses	(150)	(383)	(467)	(9,148)	(13,970)	(3,479)	(357,574)	(13,146)	(509)	(10,107)
Net investment income (loss)	(150)	5	856	(153)	5,496	(107)	(344,724)	(13,146)	(277)	8,142

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	285	455	(318)	2,752	(19,855)	(4,710)	1,316,457	(681,221)	503	(67,245)
Net realized gain distributions	—	243	—	70,555	16,432	4,192	1,365,934	620,829	2,238	—
Change in unrealized appreciation (depreciation) during the period	2,872	733	1,395	(49,139)	33,041	(9,969)	3,889,113	(14,791)	1,442	89,169
Net gain (loss) on investments	3,157	1,431	1,077	24,168	29,618	(10,487)	6,571,504	(75,183)	4,183	21,924
Net increase (decrease) in net assets resulting from operations	$3,007	$1,436	$1,933	$24,015	$35,114	$(10,594)	$6,226,780	$(88,329)	$3,906	$30,066

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2020

	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Loomis Sayles Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$31,712	$32,812	$31,538	$140,771	$—	$58,913	$—

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(15,068)	(164)	(73,988)	(84,793)	(131,231)	(120,644)	(155,889)	(89,181)	(131,216)
Total expenses	(15,068)	(164)	(73,988)	(84,793)	(131,231)	(120,644)	(155,889)	(89,181)	(131,216)
Net investment income (loss)	(15,068)	(164)	(42,276)	(51,981)	(99,693)	20,127	(155,889)	(30,268)	(131,216)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	46,757	282	184,784	52,506	311,941	75,687	935,040	(29,284)	470,463
Net realized gain distributions	46,438	1,055	345,157	226,708	668,045	235,740	—	50,794	—
Change in unrealized appreciation (depreciation) during the period	304,887	5,110	366,243	485,941	423,022	397,995	1,327,754	300,625	1,293,818
Net gain (loss) on investments	398,082	6,447	896,184	765,155	1,403,008	709,422	2,262,794	322,135	1,764,281
Net increase (decrease) in net assets resulting from operations	$383,014	$6,283	$853,908	$713,174	$1,303,315	$729,549	$2,106,905	$291,867	$1,633,065

The accompanying notes are an integral part of these financial statements.

(1) Formerly American Funds Insurance Series® Global Bond Fund. Change effective May 1, 2020.
(2) Merged assets from Hartford High Yield HLS Fund. Change effective September 25, 2020.
(3) Merged assets from Hartford Value HLS Fund. Change effective September 18, 2020.
(4) Merged into Hartford Disciplined Equity HLS Fund. Change effective September 18, 2020.
(5) Merged assets from Hartford Growth Opportunities HLS Fund. Change effective September 18, 2020.
(6) Merged assets from Hartford Global Growth HLS Fund. Change effective September 18, 2020.
(7) Merged into Hartford Disciplined Equity HLS Fund. Change effective September 18, 2020.
(8) Merged into Hartford Total Return Bond HLS Fund. Change effective September 25, 2020.
(9) Merged into Hartford MidCap HLS Fund. Change effective September 18, 2020.
(10) Merged assets from Hartford MidCap Value HLS Fund. Change effective September 18, 2020.
(11) Merged assets from Hartford MidCap Growth HLS Fund. Change effective September 18, 2020.
(12) Merged into Hartford MidCap HLS Fund. Change effective September 18, 2020.
(13) Merged assets from Hartford U.S. Government Securities HLS Fund. Change effective September 25, 2020.
(14) Merged into Hartford Ultrashort Bond HLS Fund. Change effective September 25, 2020.
(15) Merged into Hartford Dividend and Growth HLS Fund. Change effective September 18, 2020.
(16) Formerly Lord Abbett Series Fund – Calibrated Dividend Growth Portfolio. Change effective April 1, 2020.
(17) Liquidated as of April 24, 2020.
(18) Funded as of April 30, 2020.
(19) Merged assets from Invesco V.I. Mid Cap Growth Fund. Change effective April 30, 2020.
(20) Merged into Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund. Change effective April 30, 2020.
(21) See Note 8 for additional information related to this Sub-Account.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2020

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$18,940	$(243)	$16,388	$(86)	$(7,760)	$(2,770)	$(151,334)	$(123,123)	$437,347	$13,070
Net realized gain (loss) on security transactions	71,961	6,383	(121,538)	(48,305)	(35,769)	16,385	(973,271)	370,464	289,286	(4,283)
Net realized gain distributions	34,024	5,336	79,841	—	54,647	33,353	453,505	5,308,994	—	—
Change in unrealized appreciation (depreciation) during the period	(114,624)	11,029	223,233	166,716	42,670	48,552	988,900	(2,758,899)	2,267,943	(3,380)
Net increase (decrease) in net assets resulting from operations	10,301	22,505	197,924	118,325	53,788	95,520	317,800	2,797,436	2,994,576	5,407

Unit transactions:
Purchases	—	1,200	20,359	16,900	874	—	17,492	53,323	311,416	—
Net transfers	98,588	(16,075)	(12,676)	267,739	69,845	(18,821)	(203,515)	(845,192)	4,719,983	27,210
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(251,661)	(4,814)	(1,097,485)	(365,706)	(115,202)	(25,137)	(952,829)	(2,106,625)	(7,061,520)	(8,384)
Other transactions	—	—	994	(14)	—	1	224	2,110	3,774	—
Death benefits	(20,244)	—	(70,354)	(66,317)	(32,809)	(26,947)	(209,728)	(609,668)	(1,961,295)	(14,924)
Net annuity transactions	—	—	(424)	5,607	—	—	(15,553)	(59,854)	(26,743)	(348)
Net increase (decrease) in net assets resulting from unit transactions	(173,317)	(19,689)	(1,159,586)	(141,791)	(77,292)	(70,904)	(1,363,909)	(3,565,906)	(4,014,385)	3,554
Net increase (decrease) in net assets	(163,016)	2,816	(961,662)	(23,466)	(23,504)	24,616	(1,046,109)	(768,470)	(1,019,809)	8,961

Net assets:
Beginning of period	1,455,732	77,063	3,595,924	3,878,473	1,272,620	412,327	12,673,729	25,754,092	67,824,159	324,289
End of period	$1,292,716	$79,879	$2,634,262	$3,855,007	$1,249,116	$436,943	$11,627,620	$24,985,622	$66,804,350	$333,250

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced-Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	AB VPS Growth and Income Portfolio	American Funds Insurance Series® Capital World Bond Fund	American Funds Insurance Series® Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account

Operations:
Net investment income (loss)	$158,049	$(257,650)	$(242,068)	$59,628	$68	$(759,587)	$767	$(156)	$(118,662)	$(183,834)
Net realized gain (loss) on security transactions	865,257	(632,253)	(50,526)	(25,150)	221	—	187	(1,916)	174,919	713,344
Net realized gain distributions	543,598	4,462,897	1,408,130	49,487	150	—	—	4,733	334,034	945,165
Change in unrealized appreciation (depreciation) during the period	1,324,231	(2,055,784)	3,179,534	(6,898)	(559)	—	1,151	(1,781)	1,092,691	657,904
Net increase (decrease) in net assets resulting from operations	2,891,135	1,517,210	4,295,070	77,067	(120)	(759,587)	2,105	880	1,482,982	2,132,579

Unit transactions:
Purchases	65,231	90,003	86,199	1,800	—	831,975	189	—	17,148	100,568
Net transfers	(292,415)	(450,300)	(346,705)	(48,184)	—	29,262,465	5,482	6,194	281,020	(1,176,954)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,518,092)	(1,917,615)	(1,285,901)	(133,046)	(550)	(20,203,218)	(2,382)	(5,214)	(1,757,065)	(3,205,937)
Other transactions	657	38	322	—	—	15,949	—	—	900	863
Death benefits	(465,525)	(573,846)	(491,971)	(11,840)	—	(2,337,570)	—	(2,503)	(238,213)	(701,738)
Net annuity transactions	10,934	(22,040)	(12,262)	—	—	347,628	—	(4,230)	(26,657)	(37,475)
Net increase (decrease) in net assets resulting from unit transactions	(3,199,210)	(2,873,760)	(2,050,318)	(191,270)	(550)	7,917,229	3,289	(5,753)	(1,722,867)	(5,020,673)
Net increase (decrease) in net assets	(308,075)	(1,356,550)	2,244,752	(114,203)	(670)	7,157,642	5,394	(4,873)	(239,885)	(2,888,094)

Net assets:
Beginning of period	26,541,900	25,506,863	17,488,092	1,049,703	6,965	45,661,891	81,643	102,971	20,234,122	41,881,710
End of period	$26,233,825	$24,150,313	$19,732,844	$935,500	$6,295	$52,819,533	$87,037	$98,098	$19,994,237	$38,993,616

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	American Funds Insurance Series® Asset Allocation Fund	American Funds Insurance Series® Blue Chip Income and Growth Fund	American Funds Insurance Series® Bond Fund	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® New World Fund	American Funds Insurance Series® Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(241,830)	$(63,499)	$430,334	$(651,354)	$(6,361,530)	$(1,368,442)	$(836,774)	$(451,149)	$(504,237)	$(109,662)
Net realized gain (loss) on security transactions	4,271,604	519,427	1,129,990	2,318,132	25,336,598	7,106,229	496,021	1,000,918	1,065,943	388,313
Net realized gain distributions	588,624	724,112	1,044,257	1,278,535	10,288,398	8,029,643	—	278,755	1,950,649	93,465
Change in unrealized appreciation (depreciation) during the period	7,846,714	2,598,719	5,711,295	8,794,434	150,660,943	19,072,366	10,312,974	4,422,439	5,714,086	2,406,417
Net increase (decrease) in net assets resulting from operations	12,465,112	3,778,759	8,315,876	11,739,747	179,924,409	32,839,796	9,972,221	5,250,963	8,226,441	2,778,533

Unit transactions:
Purchases	337,893	133,285	363,212	125,845	1,210,550	1,037,154	217,034	54,246	48,316	3,951
Net transfers	1,036,547	81,101	10,877,209	(553,224)	(27,502,350)	(4,790,556)	898,895	(800,692)	(1,113,370)	(494,741)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(10,663,381)	(5,366,804)	(10,530,161)	(3,706,336)	(36,665,838)	(26,886,561)	(6,905,814)	(2,097,511)	(2,761,843)	(458,718)
Other transactions	1,817	1,294	687	1,053	29,373	17,728	1,901	70	624	23
Death benefits	(3,789,433)	(1,102,786)	(2,360,625)	(882,715)	(9,577,247)	(6,688,296)	(1,297,628)	(426,370)	(449,084)	(86,109)
Net annuity transactions	(187,234)	(104,439)	(22,024)	(30,868)	(830,808)	(603,634)	21,322	(38,077)	12,536	(60,109)
Net increase (decrease) in net assets resulting from unit transactions	(13,263,791)	(6,358,349)	(1,671,702)	(5,046,245)	(73,336,320)	(37,914,165)	(7,064,290)	(3,308,334)	(4,262,821)	(1,095,703)
Net increase (decrease) in net assets	(798,679)	(2,579,590)	6,644,174	6,693,502	106,588,089	(5,074,369)	2,907,931	1,942,629	3,963,620	1,682,830

Net assets:
Beginning of period	135,014,446	67,075,208	111,523,128	46,013,318	410,095,735	327,072,132	85,410,841	27,625,726	33,336,774	4,755,462
End of period	$134,215,767	$64,495,618	$118,167,302	$52,706,820	$516,683,824	$321,997,763	$88,318,772	$29,568,355	$37,300,394	$6,438,292

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(11,847)	$(27,172)	$(189,295)	$(99,669)	$(3,814)	$(4,116)	$1,081	$(631,524)	$9,067,583	$(466,940)
Net realized gain (loss) on security transactions	16,818	194,803	977,304	94,851	91	4,935	(33)	2,698,685	(1,979,991)	1,477,593
Net realized gain distributions	52,928	147,460	68,888	—	27,407	3,211	421	6,633,106	183,335	2,392,299
Change in unrealized appreciation (depreciation) during the period	187,144	402,301	2,351,054	1,567,742	11,002	59,506	1,293	7,621,955	(12,334,182)	5,216,953
Net increase (decrease) in net assets resulting from operations	245,043	717,392	3,207,951	1,562,924	34,686	63,536	2,762	16,322,222	(5,063,255)	8,619,905

Unit transactions:
Purchases	—	—	4,121	44,351	700	—	—	589,708	667,430	33,579
Net transfers	(31,942)	(113,189)	(559,595)	(38,657)	1,818	15,214	38	(2,314,740)	(785,072)	(2,379,567)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(22,172)	(110,360)	(1,778,443)	(856,885)	(38,282)	(40,769)	(2,221)	(11,572,300)	(21,815,221)	(2,525,723)
Other transactions	—	4	(4)	853	(1)	—	—	17,508	12,102	(95)
Death benefits	—	—	(119,178)	(180,188)	(4,136)	—	—	(2,813,055)	(6,306,950)	(957,677)
Net annuity transactions	(279)	—	18,255	20,891	—	11,924	—	(409,689)	(763,357)	(44,195)
Net increase (decrease) in net assets resulting from unit transactions	(54,393)	(223,545)	(2,434,844)	(1,009,635)	(39,901)	(13,631)	(2,183)	(16,502,568)	(28,991,068)	(5,873,678)
Net increase (decrease) in net assets	190,650	493,847	773,107	553,289	(5,215)	49,905	579	(180,346)	(34,054,323)	2,746,227

Net assets:
Beginning of period	614,982	1,404,128	12,589,544	9,383,865	605,174	235,677	44,850	135,938,565	257,745,353	25,076,182
End of period	$805,632	$1,897,975	$13,362,651	$9,937,154	$599,959	$285,582	$45,429	$135,758,219	$223,691,030	$27,822,409

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$6,350	$(812,907)	$(18,128)	$2,213,819	$1,248,003	$298,568	$732,539	$795,043	$162,070	$(234,169)
Net realized gain (loss) on security transactions	(5,048)	123,171	(595,542)	(1,502,094)	(1,860,922)	196,479	(1,158,552)	(2,550,980)	(1,643,116)	310,508
Net realized gain distributions	39,711	5,889,693	523,991	—	4,583,866	310,088	—	—	632,858	756,927
Change in unrealized appreciation (depreciation) during the period	(72,075)	14,071,218	506,761	254,386	(14,282,385)	932,637	(40,815)	3,377,086	(2,322,917)	3,538,499
Net increase (decrease) in net assets resulting from operations	(31,062)	19,271,175	417,082	966,111	(10,311,438)	1,737,772	(466,828)	1,621,149	(3,171,105)	4,371,765

Unit transactions:
Purchases	—	321,540	8,770	267,580	338,267	26,217	151,597	148,990	111,612	307,169
Net transfers	20,325	(2,292,691)	78,106	1,544,636	2,680,407	(283,448)	4,083,508	(1,716,853)	3,132	(211,402)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(29,904)	(3,678,685)	(611,382)	(6,345,378)	(12,298,574)	(1,013,872)	(3,895,117)	(7,052,736)	(3,263,004)	(880,472)
Other transactions	1	630	7	4,331	5,290	165	409	741	358	112
Death benefits	(4,068)	(766,400)	(88,584)	(1,829,078)	(3,152,154)	(156,244)	(1,091,269)	(1,771,558)	(1,189,098)	(440,616)
Net annuity transactions	(2,296)	(21,473)	29,051	(122,640)	(336,116)	768	(3,722)	(113,597)	(70,175)	(10,630)
Net increase (decrease) in net assets resulting from unit transactions	(15,942)	(6,437,079)	(584,032)	(6,480,549)	(12,762,880)	(1,426,414)	(754,594)	(10,505,013)	(4,407,175)	(1,235,839)
Net increase (decrease) in net assets	(47,004)	12,834,096	(166,950)	(5,514,438)	(23,074,318)	311,358	(1,221,422)	(8,883,864)	(7,578,280)	3,135,926

Net assets:
Beginning of period	448,426	40,798,664	9,329,485	75,407,009	147,740,874	13,484,769	49,557,327	76,144,110	43,570,706	11,596,294
End of period	$401,422	$53,632,760	$9,162,535	$69,892,571	$124,666,556	$13,796,127	$48,335,905	$67,260,246	$35,992,426	$14,732,220

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund
	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account (3)	Sub-Account	Sub-Account (4)	Sub-Account (5)(6)	Sub-Account (7)	Sub-Account (8)

Operations:
Net investment income (loss)	$489,565	$(40,984)	$1,578,676	$(605,298)	$141,685	$(884)	$(9,829)	$(139,992)	$(218,509)	$370,660
Net realized gain (loss) on security transactions	(251,204)	300,664	922,050	1,744,600	(100,050)	227	(98,720)	331,132	571,410	(517,442)
Net realized gain distributions	—	529,983	174,450	6,050,668	3,035,300	16,039	404,354	695,174	8,265,431	—
Change in unrealized appreciation (depreciation) during the period	(816,931)	140,174	2,721,172	8,040,991	391,727	855	(133,014)	3,239,781	(2,188,952)	141,432
Net increase (decrease) in net assets resulting from operations	(578,570)	929,837	5,396,348	15,230,961	3,468,662	16,237	162,791	4,126,095	6,429,380	(5,350)

Unit transactions:
Purchases	41,683	64,661	381,097	261,746	240,076	—	234	46,212	79,170	16,788
Net transfers	977,312	241,999	3,590,051	(5,472,189)	729,289	307	(108,376)	(1,682,318)	(4,019,935)	403,107
Net interfund transfers due to corporate actions	—	—	4,775,368	—	843,532	—	(1,092,732)	21,926,661	(20,833,929)	(4,775,368)
Surrenders for benefit payments and fees	(861,281)	(851,612)	(9,213,494)	(8,749,128)	(6,848,860)	(1,245)	(38,342)	(1,395,694)	(1,579,707)	(302,345)
Other transactions	(1)	—	750	4,409	1,753	—	4	—	22	(1)
Death benefits	(176,069)	(300,885)	(2,107,677)	(2,215,218)	(1,785,042)	—	(2,045)	(371,289)	(216,042)	(38,642)
Net annuity transactions	60,755	(85,990)	234,131	(226,739)	(27,572)	—	(2,713)	36,340	(30,962)	(21,237)
Net increase (decrease) in net assets resulting from unit transactions	42,399	(931,827)	(2,339,774)	(16,397,119)	(6,846,824)	(938)	(1,243,970)	18,559,912	(26,601,383)	(4,717,698)
Net increase (decrease) in net assets	(536,171)	(1,990)	3,056,574	(1,166,158)	(3,378,162)	15,299	(1,081,179)	22,686,007	(20,172,003)	(4,723,048)

Net assets:
Beginning of period	8,477,945	10,869,114	81,197,075	90,325,910	66,122,230	77,338	1,081,179	9,591,064	20,172,003	4,723,048
End of period	$7,941,774	$10,867,124	$84,253,649	$89,159,752	$62,744,068	$92,637	$—	$32,277,071	$—	$—

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Hartford International Opportunities HLS Fund	Hartford MidCap Growth HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
	Sub-Account	Sub-Account (9)	Sub-Account (10)(11)	Sub-Account (12)	Sub-Account (13)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (14)	Sub-Account (15)

Operations:
Net investment income (loss)	$10,565	$(13,739)	$(17,294)	$(3,495)	$204,909	$(52,016)	$(21,057)	$(30,969)	$73,982	$5,049
Net realized gain (loss) on security transactions	193,696	(223,343)	7,360	(122,191)	136,253	38,252	20,469	328,776	32,540	(141,279)
Net realized gain distributions	—	303,289	90,587	30,435	—	415,317	50,501	399,613	—	123,991
Change in unrealized appreciation (depreciation) during the period	752,496	3,460	416,651	23,644	(501,993)	824,328	378,846	(149,719)	34,002	(116,942)
Net increase (decrease) in net assets resulting from operations	956,757	69,667	497,304	(71,607)	(160,831)	1,225,881	428,759	547,701	140,524	(129,181)

Unit transactions:
Purchases	8,713	17,340	7,048	19,950	150,460	31,513	3,500	8,512	26,903	—
Net transfers	(20,572)	(114,639)	(21,009)	7,917	3,510,866	(164,361)	62,596	(140,367)	503,286	3,145
Net interfund transfers due to corporate actions	—	(1,050,090)	1,382,162	(332,072)	3,431,135	—	—	—	(3,431,135)	(843,532)
Surrenders for benefit payments and fees	(563,743)	(45,916)	(36,732)	(8,547)	(4,713,551)	(183,274)	(94,424)	(476,984)	(284,578)	(47,063)
Other transactions	474	—	(1)	2	396	7	(1)	15	2	3
Death benefits	(115,749)	(73,421)	—	—	(1,251,418)	(37,981)	(9,468)	(74,184)	(17,623)	(13,837)
Net annuity transactions	(8,731)	—	(4,740)	—	(114,342)	(4,199)	—	(57,479)	(740)	—
Net increase (decrease) in net assets resulting from unit transactions	(699,608)	(1,266,726)	1,326,728	(312,750)	1,013,546	(358,295)	(37,797)	(740,487)	(3,203,885)	(901,284)
Net increase (decrease) in net assets	257,149	(1,197,059)	1,824,032	(384,357)	852,715	867,586	390,962	(192,786)	(3,063,361)	(1,030,465)

Net assets:
Beginning of period	5,894,481	1,197,059	706,416	384,357	40,209,037	2,668,198	1,348,558	6,414,508	3,063,361	1,030,465
End of period	$6,151,630	$—	$2,530,448	$—	$41,061,752	$3,535,784	$1,739,520	$6,221,722	$—	$—

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Rational Trend Aggregation VA Fund	Rational Insider Buying VA Fund	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Global Equity Series	MFS® Investors Trust Series	MFS® Mid Cap Growth Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (16)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(16,791)	$(42,112)	$2,567	$(15,126)	$163,214	$434	$(475,793)	$(27,349)	$(450,988)	$(348,061)
Net realized gain (loss) on security transactions	(56,009)	(123,501)	(32,988)	30,968	29,424	21,622	2,701,990	79,049	1,991,469	545,095
Net realized gain distributions	—	192,641	1,110	43,533	—	—	1,700,529	136,569	1,156,166	1,328,957
Change in unrealized appreciation (depreciation) during the period	58,277	292,739	32,322	196,052	176,822	(24,884)	2,924,847	135,015	1,779,469	3,743,762
Net increase (decrease) in net assets resulting from operations	(14,523)	319,767	3,011	255,427	369,460	(2,828)	6,851,573	323,284	4,476,116	5,269,753

Unit transactions:
Purchases	31,881	744	563	22,064	29,853	—	93,394	35,086	137,159	38,485
Net transfers	82,040	(49,265)	7,537	(282,105)	511,156	59,981	(1,969,913)	16,239	(742,820)	(1,032,443)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(207,013)	(227,760)	(186,844)	(307,580)	(800,737)	(105,907)	(3,109,921)	(279,184)	(3,396,621)	(2,017,009)
Other transactions	3	22	(175)	1,026	(8)	3	1,371	(87)	(447)	5,674
Death benefits	(58,431)	(12,910)	(242)	(96,471)	(119,647)	(8,895)	(481,672)	(95,050)	(965,647)	(657,921)
Net annuity transactions	(210)	(1,578)	—	(34)	43,519	—	(24,620)	(28,653)	(35,495)	(56,901)
Net increase (decrease) in net assets resulting from unit transactions	(151,730)	(290,747)	(179,161)	(663,100)	(335,864)	(54,818)	(5,491,361)	(351,649)	(5,003,871)	(3,720,115)
Net increase (decrease) in net assets	(166,253)	29,020	(176,150)	(407,673)	33,596	(57,646)	1,360,212	(28,365)	(527,755)	1,549,638

Net assets:
Beginning of period	2,474,112	2,819,126	782,705	2,839,270	7,503,126	1,256,255	25,902,364	4,257,184	41,612,666	19,290,225
End of period	$2,307,859	$2,848,146	$606,555	$2,431,597	$7,536,722	$1,198,609	$27,262,576	$4,228,819	$41,084,911	$20,839,863

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	MFS® New Discovery Series	MFS® Total Return Series	MFS® Value Series	MFS® Total Return Bond Series	MFS® Research Series	MFS® High Yield Portfolio	BlackRock Managed Volatility V.I. Fund	BlackRock Global Allocation V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(511,357)	$536,201	$(69,598)	$1,028,526	$(41,716)	$819,575	$631,806	$298	$23,375	$(8,857)
Net realized gain (loss) on security transactions	1,610,516	2,167,118	926,643	545,469	101,567	(394,173)	(257,340)	45	41,566	2,947
Net realized gain distributions	2,621,744	2,933,655	1,937,056	—	143,291	—	—	2,867	203,205	28,545
Change in unrealized appreciation (depreciation) during the period	7,358,567	2,434,115	(1,850,923)	1,812,420	287,573	117,297	119,726	5,381	205,610	127,907
Net increase (decrease) in net assets resulting from operations	11,079,470	8,071,089	943,178	3,386,415	490,715	542,699	494,192	8,591	473,756	150,542

Unit transactions:
Purchases	41,817	414,529	171,195	340,172	530	43,926	81,328	—	76,027	—
Net transfers	(3,529,155)	587,724	1,706,084	3,388,185	(42,669)	(528,699)	1,208,163	(236)	(179,153)	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,278,859)	(11,288,858)	(3,911,575)	(6,365,857)	(354,332)	(1,906,100)	(3,596,346)	(451)	(689,491)	(7)
Other transactions	4,732	12,112	385	957	(2)	3,064	(1,544)	—	1	—
Death benefits	(569,113)	(3,011,124)	(930,554)	(1,561,908)	(92,950)	(492,640)	(96,013)	—	(1,686)	—
Net annuity transactions	(67,758)	(328,767)	33,032	(34,803)	—	(56,126)	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(6,398,336)	(13,614,384)	(2,931,433)	(4,233,254)	(489,423)	(2,936,575)	(2,404,412)	(687)	(794,302)	(7)
Net increase (decrease) in net assets	4,681,134	(5,543,295)	(1,988,255)	(846,839)	1,292	(2,393,876)	(1,910,220)	7,904	(320,546)	150,535

Net assets:
Beginning of period	29,729,469	121,775,278	48,293,123	59,715,066	3,924,633	23,817,976	24,088,424	43,648	3,742,173	369,102
End of period	$34,410,603	$116,231,983	$46,304,868	$58,868,227	$3,925,925	$21,424,100	$22,178,204	$51,552	$3,421,627	$519,637

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	BlackRock Equity Dividend V.I. Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Asset Allocation Fund	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (17)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$6,180	$43	$(5,973)	$(27,622)	$(8,788)	$(2,320)	$32,507	$(121,273)	$125,878	$(142,211)
Net realized gain (loss) on security transactions	5,055	38	30,039	310,176	(22,840)	6,317	(498,573)	236,829	(101,389)	669,075
Net realized gain distributions	16,788	50	27,773	185,015	10,257	33,106	447,923	—	—	—
Change in unrealized appreciation (depreciation) during the period	(9,158)	134	148,461	1,089,207	51,010	81,640	(113,129)	(174,362)	133,247	1,453,467
Net increase (decrease) in net assets resulting from operations	18,865	265	200,300	1,556,776	29,639	118,743	(131,272)	(58,806)	157,736	1,980,331

Unit transactions:
Purchases	—	—	—	2,186	3,150	—	—	6,384	37,899	24,793
Net transfers	22,200	—	(35,601)	(670,982)	177,445	(82,626)	(1,698,981)	308,505	47,412	(369,746)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(44,033)	(399)	(15,005)	(137,454)	(73,301)	(28,669)	(7,528)	(280,804)	(271,630)	(357,206)
Other transactions	—	—	1	1,611	1,221	—	2	64	1	25
Death benefits	(346)	—	(2,070)	(12,712)	(7,354)	—	—	(58,944)	(96,595)	(136,540)
Net annuity transactions	—	—	—	19,590	—	—	(6,279)	(101,344)	(17,271)	1,203
Net increase (decrease) in net assets resulting from unit transactions	(22,179)	(399)	(52,675)	(797,761)	101,161	(111,295)	(1,712,786)	(126,139)	(300,184)	(837,471)
Net increase (decrease) in net assets	(3,314)	(134)	147,625	759,015	130,800	7,448	(1,844,058)	(184,945)	(142,448)	1,142,860

Net assets:
Beginning of period	500,702	4,990	199,204	1,470,377	1,107,422	353,068	1,844,058	6,431,800	5,000,820	6,651,243
End of period	$497,388	$4,856	$346,829	$2,229,392	$1,238,222	$360,516	$—	$6,246,855	$4,858,372	$7,794,103

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	Invesco Oppenheimer V.I. Capital Appreciation Fund	Invesco Oppenheimer V.I. Global Fund	Invesco Oppenheimer V.I. Main Street Fund®	Invesco Oppenheimer V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account (18)(19)	Sub-Account	Sub-Account	Sub-Account (21)	Sub-Account (21)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(33,332)	$(4,617)	$(44,731)	$(1,632)	$(37,459)	$513,821	$361	$(8,516)	$132	$(722)
Net realized gain (loss) on security transactions	70,297	17,359	186,854	6,030	94,714	(239,285)	2,833	219,261	(166)	3,430
Net realized gain distributions	—	41,546	133,907	36,778	42,199	—	9,493	87,121	193	—
Change in unrealized appreciation (depreciation) during the period	911,202	25,007	570,679	2,908	521,268	(532,839)	35,660	133,828	(83)	21,936
Net increase (decrease) in net assets resulting from operations	948,167	79,295	846,709	44,084	620,722	(258,303)	48,347	431,694	76	24,644

Unit transactions:
Purchases	1,501	350	19,534	284	15,141	47,729	—	—	—	—
Net transfers	141,000	(41,867)	(318,819)	(30,393)	(169,428)	754,137	742	(296,521)	(77)	6,365
Net interfund transfers due to corporate actions	2,127,438	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(148,056)	(34,622)	(462,457)	(82,463)	(387,960)	(968,235)	(75,826)	(292,587)	(5,142)	(22,260)
Other transactions	—	(1)	2,074	(2)	22	(7)	—	—	(1)	—
Death benefits	715	—	(30,912)	—	(49,842)	(192,236)	—	(20,740)	(1,343)	—
Net annuity transactions	1,563	(10,543)	20,752	—	6,805	53,316	—	—	3,859	8,530
Net increase (decrease) in net assets resulting from unit transactions	2,124,161	(86,683)	(769,828)	(112,574)	(585,262)	(305,296)	(75,084)	(609,848)	(2,704)	(7,365)
Net increase (decrease) in net assets	3,072,328	(7,388)	76,881	(68,490)	35,460	(563,599)	(26,737)	(178,154)	(2,628)	17,279

Net assets:
Beginning of period	—	323,703	4,172,594	477,680	3,415,306	9,252,244	516,098	1,464,063	15,079	261,063
End of period	$3,072,328	$316,315	$4,249,475	$409,190	$3,450,766	$8,688,645	$489,361	$1,285,909	$12,451	$278,342

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Putnam VT Small Cap Value Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Equity Income Fund	PIMCO VIT All Asset Portfolio	PIMCO StocksPLUS® Global Portfolio	Prudential Series Jennison 20/20 Focus Portfolio	Prudential Series Jennison Portfolio	Prudential Series Value Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(860)	$90,055	$(29,062)	$(2,537)	$649	$509	$1,207	$(104)	$(4,229)	$(267)
Net realized gain (loss) on security transactions	(11,097)	276,423	349,044	(79,155)	2,024	(5)	(11,472)	87	10,098	199
Net realized gain distributions	—	—	255,387	162,158	3,734	—	29,771	—	—	—
Change in unrealized appreciation (depreciation) during the period	17,232	1,065,247	272,679	(72,675)	(8,109)	402	20,111	1,836	94,749	310
Net increase (decrease) in net assets resulting from operations	5,275	1,431,725	848,048	7,791	(1,702)	906	39,617	1,819	100,618	242

Unit transactions:
Purchases	350	108,232	10,872	20,896	—	—	—	—	—	—
Net transfers	3,489	230,929	(404,423)	61,868	—	—	(9,718)	—	144,411	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,759)	(2,467,623)	(334,885)	(176,282)	(30,698)	(23)	(24,926)	(14)	(239)	(227)
Other transactions	—	2,468	136	103	—	—	—	(4)	2	1
Death benefits	(20,009)	(703,986)	(110,221)	(51,165)	—	(65)	—	—	—	—
Net annuity transactions	—	90,257	12,910	(4,306)	—	—	—	—	(10,739)	—
Net increase (decrease) in net assets resulting from unit transactions	(18,929)	(2,739,723)	(825,611)	(148,886)	(30,698)	(88)	(34,644)	(18)	133,435	(226)
Net increase (decrease) in net assets	(13,654)	(1,307,998)	22,437	(141,095)	(32,400)	818	4,973	1,801	234,053	16

Net assets:
Beginning of period	172,856	24,535,769	4,190,564	2,981,581	59,882	12,653	313,216	6,405	171,776	18,809
End of period	$159,202	$23,227,771	$4,213,001	$2,840,486	$27,482	$13,471	$318,189	$8,206	$405,829	$18,825

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Prudential Series SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	Clearbridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (20)	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(150)	$5	$856	$(153)	$5,496	$(107)	$(344,724)	$(13,146)	$(277)	$8,142
Net realized gain (loss) on security transactions	285	455	(318)	2,752	(19,855)	(4,710)	1,316,457	(681,221)	503	(67,245)
Net realized gain distributions	—	243	—	70,555	16,432	4,192	1,365,934	620,829	2,238	—
Change in unrealized appreciation (depreciation) during the period	2,872	733	1,395	(49,139)	33,041	(9,969)	3,889,113	(14,791)	1,442	89,169
Net increase (decrease) in net assets resulting from operations	3,007	1,436	1,933	24,015	35,114	(10,594)	6,226,780	(88,329)	3,906	30,066

Unit transactions:
Purchases	—	—	—	—	—	—	96,754	552	—	—
Net transfers	—	223	469	4,756	55,672	(7,374)	158,829	(93,784)	—	21,830
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	(2,127,438)	—	—
Surrenders for benefit payments and fees	(503)	(1,244)	(1,131)	(47,111)	(69,741)	(15,208)	(2,199,602)	(31,276)	(1,341)	(47,050)
Other transactions	—	—	—	—	—	(1)	6,585	(202)	—	(3)
Death benefits	—	(1,456)	(1,135)	(5,739)	(4,183)	—	(965,011)	—	—	(4,648)
Net annuity transactions	—	—	—	(4,028)	—	—	(41,194)	(1,821)	—	3,497
Net increase (decrease) in net assets resulting from unit transactions	(503)	(2,477)	(1,797)	(52,122)	(18,252)	(22,583)	(2,943,639)	(2,253,969)	(1,341)	(26,374)
Net increase (decrease) in net assets	2,504	(1,041)	136	(28,107)	16,862	(33,177)	3,283,141	(2,342,298)	2,565	3,692

Net assets:
Beginning of period	10,458	29,979	34,485	736,798	1,102,666	207,704	18,491,966	2,342,298	27,979	698,915
End of period	$12,962	$28,938	$34,621	$708,691	$1,119,528	$174,527	$21,775,107	$—	$30,544	$702,607

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2020

	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Loomis Sayles Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(15,068)	$(164)	$(42,276)	$(51,981)	$(99,693)	$20,127	$(155,889)	$(30,268)	$(131,216)
Net realized gain (loss) on security transactions	46,757	282	184,784	52,506	311,941	75,687	935,040	(29,284)	470,463
Net realized gain distributions	46,438	1,055	345,157	226,708	668,045	235,740	—	50,794	—
Change in unrealized appreciation (depreciation) during the period	304,887	5,110	366,243	485,941	423,022	397,995	1,327,754	300,625	1,293,818
Net increase (decrease) in net assets resulting from operations	383,014	6,283	853,908	713,174	1,303,315	729,549	2,106,905	291,867	1,633,065

Unit transactions:
Purchases	—	—	34,773	28,923	13,251	8,607	47,083	62,899	1,250
Net transfers	35,915	—	(237,207)	(154,297)	(530,759)	(326,092)	(325,059)	131,842	(146,723)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(90,926)	(731)	(500,417)	(235,348)	(666,883)	(600,453)	(746,247)	(300,673)	(331,763)
Other transactions	1	1	(16)	7	(14)	(108)	143	103	1
Death benefits	(8,126)	—	(126,682)	(154,676)	(106,295)	(176,632)	(318,070)	(82,876)	(181,695)
Net annuity transactions	(311)	—	9,714	(18,110)	(17,945)	(10,655)	(24,648)	(11,783)	49,765
Net increase (decrease) in net assets resulting from unit transactions	(63,447)	(730)	(819,835)	(533,501)	(1,308,645)	(1,105,333)	(1,366,798)	(200,488)	(609,165)
Net increase (decrease) in net assets	319,567	5,553	34,073	179,673	(5,330)	(375,784)	740,107	91,379	1,023,900

Net assets:
Beginning of period	811,834	10,902	5,077,332	4,811,914	7,808,640	7,663,349	7,325,381	4,530,825	5,917,925
End of period	$1,131,401	$16,455	$5,111,405	$4,991,587	$7,803,310	$7,287,565	$8,065,488	$4,622,204	$6,941,825

The accompanying notes are an integral part of these financial statements.

(1) Formerly American Funds Insurance Series® Global Bond Fund. Change effective May 1, 2020.
(2) Merged assets from Hartford High Yield HLS Fund. Change effective September 25, 2020.
(3) Merged assets from Hartford Value HLS Fund. Change effective September 18, 2020.
(4) Merged into Hartford Disciplined Equity HLS Fund. Change effective September 18, 2020.
(5) Merged assets from Hartford Growth Opportunities HLS Fund. Change effective September 18, 2020.
(6) Merged assets from Hartford Global Growth HLS Fund. Change effective September 18, 2020.
(7) Merged into Hartford Disciplined Equity HLS Fund. Change effective September 18, 2020.
(8) Merged into Hartford Total Return Bond HLS Fund. Change effective September 25, 2020.
(9) Merged into Hartford MidCap HLS Fund. Change effective September 18, 2020.
(10) Merged assets from Hartford MidCap Value HLS Fund. Change effective September 18, 2020.
(11) Merged assets from Hartford MidCap Growth HLS Fund. Change effective September 18, 2020.
(12) Merged into Hartford MidCap HLS Fund. Change effective September 18, 2020.
(13) Merged assets from Hartford U.S. Government Securities HLS Fund. Change effective September 25, 2020.
(14) Merged into Hartford Ultrashort Bond HLS Fund. Change effective September 25, 2020.
(15) Merged into Hartford Dividend and Growth HLS Fund. Change effective September 18, 2020.
(16) Formerly Lord Abbett Series Fund – Calibrated Dividend Growth Portfolio. Change effective April 1, 2020.
(17) Liquidated as of April 24, 2020.
(18) Funded as of April 30, 2020.
(19) Merged assets from Invesco V.I. Mid Cap Growth Fund. Change effective April 30, 2020.
(20) Merged into Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund. Change effective April 30, 2020.
(21) See Note 8 for additional information related to this Sub-Account.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2019

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$19,732	$(338)	$35,574	$(29,525)	$(15,935)	$(6,170)	$(205,186)	$(234,154)	$476,310
Net realized gain (loss) on security transactions	153,045	7,282	(43,760)	(7,885)	(13,069)	18,171	(611,353)	637,916	(668,266)
Net realized gain distributions	95,378	11,704	438,434	—	145,966	9,865	2,539,869	2,874,596	—
Change in unrealized appreciation (depreciation) during the period	102,375	7,868	138,989	571,213	111,523	66,735	1,324,863	2,748,361	3,239,289
Net increase (decrease) in net assets resulting from operations	370,530	26,516	569,237	533,803	228,485	88,601	3,048,193	6,026,719	3,047,333

Unit transactions:
Purchases	—	1,951	2,812	6,325	1,100	—	35,400	88,795	212,981
Net transfers	(181,637)	(14,648)	8,840	463,144	30,366	(28,635)	117,896	(483,777)	(120,901)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(285,435)	(27,854)	(618,095)	(491,875)	(287,927)	(28,159)	(1,396,253)	(3,065,561)	(9,794,638)
Other transactions	1	—	—	(709)	2	—	1,408	687	471
Death benefits	(38,406)	—	(3,252)	(163,275)	(5,963)	(2,781)	(303,039)	(492,744)	(2,312,468)
Net annuity transactions	—	—	—	(21,301)	—	(6,558)	(88,106)	(70,160)	(138,284)
Net increase (decrease) in net assets resulting from unit transactions	(505,477)	(40,551)	(609,695)	(207,691)	(262,422)	(66,133)	(1,632,694)	(4,022,760)	(12,152,839)
Net increase (decrease) in net assets	(134,947)	(14,035)	(40,458)	326,112	(33,937)	22,468	1,415,499	2,003,959	(9,105,506)

Net assets:
Beginning of period	1,590,679	91,098	3,636,382	3,552,361	1,306,557	389,859	11,258,230	23,750,133	76,929,665
End of period	$1,455,732	$77,063	$3,595,924	$3,878,473	$1,272,620	$412,327	$12,673,729	$25,754,092	$67,824,159

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	AB VPS Growth and Income Portfolio	American Funds Insurance Series® Global Bond Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$11,935	$(47,673)	$(354,614)	$(319,259)	$(16,617)	$67	$77,037	$1,127	$(19)	$(54,799)
Net realized gain (loss) on security transactions	(729)	1,346,627	(184,759)	12,876	(38,006)	268	—	1,388	(655)	108,813
Net realized gain distributions	—	1,647,597	2,701,440	2,115,175	—	367	—	9,714	11,076	—
Change in unrealized appreciation (depreciation) during the period	19,132	3,377,732	3,046,527	2,033,354	197,469	631	—	8,772	(2,526)	1,161,012
Net increase (decrease) in net assets resulting from operations	30,338	6,324,283	5,208,594	3,842,146	142,846	1,333	77,037	21,001	7,876	1,215,026

Unit transactions:
Purchases	—	23,298	31,270	31,683	2,181	—	695,755	499	—	153,998
Net transfers	87,102	(1,273,801)	(237,057)	112,130	13,856	—	18,081,827	(33)	(18,520)	242,682
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	106,383	—
Surrenders for benefit payments and fees	(34,064)	(3,776,359)	(2,856,774)	(2,360,207)	(296,212)	(724)	(24,514,617)	(19,795)	(8,187)	(2,598,442)
Other transactions	—	(511)	1,688	(239)	—	—	733	—	1	108
Death benefits	(22,585)	(565,579)	(466,046)	(274,114)	(761)	—	(2,319,283)	—	(2,618)	(737,052)
Net annuity transactions	(398)	10,160	(49,629)	15,525	—	—	(20,832)	—	18,036	(7,425)
Net increase (decrease) in net assets resulting from unit transactions	30,055	(5,582,792)	(3,576,548)	(2,475,222)	(280,936)	(724)	(8,076,417)	(19,329)	95,095	(2,946,131)
Net increase (decrease) in net assets	60,393	741,491	1,632,046	1,366,924	(138,090)	609	(7,999,380)	1,672	102,971	(1,731,105)

Net assets:
Beginning of period	263,896	25,800,409	23,874,817	16,121,168	1,187,793	6,356	53,661,271	79,971	—	21,965,227
End of period	$324,289	$26,541,900	$25,506,863	$17,488,092	$1,049,703	$6,965	$45,661,891	$81,643	$102,971	$20,234,122

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	American Funds Insurance Series® Global Growth and Income Fund	American Funds Insurance Series® Asset Allocation Fund	American Funds Insurance Series® Blue Chip Income and Growth Fund	American Funds Insurance Series® Bond Fund	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® New World Fund	American Funds Insurance Series® Global Small Capitalization Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$30,013	$24,143	$86,939	$931,332	$(326,861)	$(4,282,506)	$(593,949)	$(312,086)	$(260,445)	$(534,567)
Net realized gain (loss) on security transactions	1,271,565	4,942,596	1,011,904	(7,258)	1,632,398	11,521,957	8,617,857	713,916	1,009,248	797,765
Net realized gain distributions	2,090,438	6,795,796	5,298,068	—	2,438,125	42,079,252	32,605,542	2,176,989	1,066,223	2,047,581
Change in unrealized appreciation (depreciation) during the period	6,976,406	11,343,735	5,213,671	7,305,776	8,866,363	49,745,231	27,970,895	13,626,183	4,698,183	5,854,252
Net increase (decrease) in net assets resulting from operations	10,368,422	23,106,270	11,610,582	8,229,850	12,610,025	99,063,934	68,600,345	16,205,002	6,513,209	8,165,031

Unit transactions:
Purchases	171,477	735,857	524,273	459,346	313,563	1,715,008	1,183,736	218,511	67,829	66,279
Net transfers	(1,390,445)	2,495,963	(760,410)	4,649,042	(2,871,809)	(8,927,346)	(2,826,201)	(2,038,602)	(1,431,859)	(614,789)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(4,672,818)	(15,052,062)	(7,359,317)	(14,193,518)	(4,922,684)	(44,135,349)	(34,625,270)	(10,355,427)	(2,904,838)	(3,447,854)
Other transactions	2,608	7,508	5,442	(15)	2,703	19,386	12,808	1,521	272	485
Death benefits	(918,137)	(3,990,892)	(1,650,312)	(3,885,277)	(1,107,824)	(9,983,261)	(8,833,515)	(1,648,718)	(480,445)	(586,269)
Net annuity transactions	(178,529)	(468,033)	(278,727)	102,871	(27,958)	(844,477)	(622,528)	(228,657)	(55,860)	(8,078)
Net increase (decrease) in net assets resulting from unit transactions	(6,985,844)	(16,271,659)	(9,519,051)	(12,867,551)	(8,614,009)	(62,156,039)	(45,710,970)	(14,051,372)	(4,804,901)	(4,590,226)
Net increase (decrease) in net assets	3,382,578	6,834,611	2,091,531	(4,637,701)	3,996,016	36,907,895	22,889,375	2,153,630	1,708,308	3,574,805

Net assets:
Beginning of period	38,499,132	128,179,835	64,983,677	116,160,829	42,017,302	373,187,840	$304,182,757	$83,257,211	$25,917,418	$29,761,969
End of period	$41,881,710	$135,014,446	$67,075,208	$111,523,128	$46,013,318	$410,095,735	$327,072,132	$85,410,841	$27,625,726	$33,336,774

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Columbia Variable Portfolio - Small Company Growth Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP ContrafundSM Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(100,877)	$(10,829)	$(25,911)	$(167,311)	$(89,225)	$(2,455)	$(3,343)	$778	$(688,395)	$9,617,572
Net realized gain (loss) on security transactions	165,319	26,504	138,127	420,490	67,424	5,973	338	150	5,140,887	1,935,428
Net realized gain distributions	930,341	76,228	120,015	1,495,764	1,136,956	52,713	37,870	324	21,146,383	4,332,978
Change in unrealized appreciation (depreciation) during the period	437,330	99,902	225,380	1,428,442	734,689	97,950	18,683	10,269	6,653,839	19,479,871
Net increase (decrease) in net assets resulting from operations	1,432,113	191,805	457,611	3,177,385	1,849,844	154,181	53,548	11,521	32,252,714	35,365,849

Unit transactions:
Purchases	19,372	15,600	—	13,743	6,936	650	—	—	399,243	700,002
Net transfers	(170,350)	(21,489)	(407,104)	(541,315)	281,666	(7,210)	(793)	2,741	(1,741,384)	(3,006,826)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(460,648)	(196,324)	(201,587)	(1,474,554)	(1,354,737)	(49,505)	(19,668)	(79,347)	(17,769,001)	(33,739,005)
Other transactions	377	2	(2)	(3)	(3)	(1)	—	—	13,136	5,886
Death benefits	(65,932)	—	(10,049)	(212,659)	(249,493)	—	—	(32,855)	(4,007,625)	(7,570,007)
Net annuity transactions	33,439	1,144	(22,511)	(24,061)	33,019	—	(1,405)	—	(651,128)	(738,329)
Net increase (decrease) in net assets resulting from unit transactions	(643,742)	(201,067)	(641,253)	(2,238,849)	(1,282,612)	(56,066)	(21,866)	(109,461)	(23,756,759)	(44,348,279)
Net increase (decrease) in net assets	788,371	(9,262)	(183,642)	938,536	567,232	98,115	31,682	(97,940)	8,495,955	(8,982,430)

Net assets:
Beginning of period	3,967,091	624,244	1,587,770	11,651,008	8,816,633	507,059	203,995	142,790	127,442,610	266,727,783
End of period	$4,755,462	$614,982	$1,404,128	$12,589,544	$9,383,865	$605,174	$235,677	$44,850	$135,938,565	$257,745,353

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Franklin Large Cap Growth VIP Fund	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(470,836)	$4,558	$(775,693)	$(68,427)	$2,850,653	$53,750	$(85,916)	$(36,477)	$773,416	$(123,625)
Net realized gain (loss) on security transactions	815,239	5,449	(1,047,987)	(442,269)	(1,322,340)	2,479,466	147,865	(573,212)	(1,063,384)	(314,702)
Net realized gain distributions	3,181,020	9,214	5,822,522	1,589,921	—	14,085,243	—	494,141	14,709,432	4,265,855
Change in unrealized appreciation (depreciation) during the period	3,283,917	66,686	6,432,026	907,327	3,511,877	10,863,208	2,788,909	5,093,805	(4,853,097)	4,852,012
Net increase (decrease) in net assets resulting from operations	6,809,340	85,907	10,430,868	1,986,552	5,040,190	27,481,667	2,850,858	4,978,257	9,566,367	8,679,540

Unit transactions:
Purchases	76,491	—	187,790	33,976	210,707	394,227	14,461	134,720	139,872	276,617
Net transfers	(8,155)	(660)	(1,108,276)	(210,105)	401,529	(1,533,647)	(360,004)	3,612,749	(429,253)	(1,381,840)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(3,015,928)	(17,125)	(5,226,420)	(1,189,860)	(10,111,901)	(18,096,008)	(1,476,408)	(6,510,186)	(9,418,014)	(5,181,900)
Other transactions	522	—	621	348	1,167	1,931	(58)	695	7,384	479
Death benefits	(464,463)	(63,502)	(965,568)	(147,166)	(2,186,927)	(3,431,125)	(177,095)	(957,908)	(1,695,802)	(1,046,172)
Net annuity transactions	(86,112)	(3,018)	(250,064)	7,042	(38,002)	(116,299)	4,114	(67,811)	(91,815)	(206,578)
Net increase (decrease) in net assets resulting from unit transactions	(3,497,645)	(84,305)	(7,361,917)	(1,505,765)	(11,723,427)	(22,780,921)	(1,994,990)	(3,787,741)	(11,487,628)	(7,539,394)
Net increase (decrease) in net assets	3,311,695	1,602	3,068,951	480,787	(6,683,237)	4,700,746	855,868	1,190,516	(1,921,261)	1,140,146

Net assets:
Beginning of period	21,764,487	446,824	37,729,713	8,848,698	82,090,246	143,040,128	12,628,901	48,366,811	78,065,371	42,430,560
End of period	$25,076,182	$448,426	$40,798,664	$9,329,485	$75,407,009	$147,740,874	$13,484,769	$49,557,327	$76,144,110	$43,570,706

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Franklin Flex Cap Growth VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(222,510)	$486,110	$(23,789)	$1,947,834	$(439,684)	$129,566	$(942)	$(16,992)	$(66,053)	$(318,123)
Net realized gain (loss) on security transactions	(289,973)	(105,603)	390,692	162,815	1,792,005	891,287	116	1,469	270,969	1,217,898
Net realized gain distributions	600,543	—	894,135	—	9,554,545	7,511,436	9,763	142,652	1,080,547	3,815,425
Change in unrealized appreciation (depreciation) during the period	2,863,924	(345,292)	705,081	5,209,815	11,798,795	6,632,309	9,789	151,387	1,382,206	549,099
Net increase (decrease) in net assets resulting from operations	2,951,984	35,215	1,966,119	7,320,464	22,705,661	15,164,598	18,726	278,516	2,667,669	5,264,299

Unit transactions:
Purchases	13,395	8,158	33,669	185,714	128,162	106,647	—	336	16,400	18,205
Net transfers	(198,636)	297,081	468,004	(1,648,341)	(907,601)	583,971	310	(145,484)	(180,890)	(326,051)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,471,736)	(1,549,803)	(1,430,280)	(12,298,933)	(12,060,535)	(9,277,025)	(909)	(65,012)	(1,565,316)	(2,781,071)
Other transactions	(2)	1	(7)	458	(1,266)	232	—	(1)	(2,120)	(1,262)
Death benefits	(411,022)	(206,358)	(230,916)	(2,394,887)	(1,946,269)	(1,403,365)	—	(13,695)	(146,796)	(424,830)
Net annuity transactions	7,691	565	(40,947)	11,917	10,893	(53,513)	—	(10,525)	(32,304)	(9,577)
Net increase (decrease) in net assets resulting from unit transactions	(2,060,310)	(1,450,356)	(1,200,477)	(16,144,072)	(14,776,616)	(10,043,053)	(599)	(234,381)	(1,911,026)	(3,524,586)
Net increase (decrease) in net assets	891,674	(1,415,141)	765,642	(8,823,608)	7,929,045	5,121,545	18,127	44,135	756,643	1,739,713

Net assets:
Beginning of period	10,704,620	9,893,086	10,103,472	90,020,683	82,396,865	61,000,685	59,211	1,037,044	8,834,421	18,432,290
End of period	$11,596,294	$8,477,945	$10,869,114	$81,197,075	$90,325,910	$66,122,230	$77,338	$1,081,179	$9,591,064	$20,172,003

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap Growth HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$236,356	$8,996	$(15,826)	$(9,415)	$(4,487)	$20,640	$(50,073)	$(22,543)	$(37,441)	$31,987
Net realized gain (loss) on security transactions	(78,541)	201,322	769	12,042	(2,285)	163,117	55,634	23,113	587,260	(12,465)
Net realized gain distributions	—	218,734	197,747	102,451	42,908	—	493,964	247,321	526,698	—
Change in unrealized appreciation (depreciation) during the period	472,538	829,239	164,670	67,047	42,298	232,863	236,784	139,402	470,191	91,433
Net increase (decrease) in net assets resulting from operations	630,353	1,258,291	347,360	172,125	78,434	416,620	736,309	387,293	1,546,708	110,955

Unit transactions:
Purchases	4,737	13,905	794	—	—	49,913	9,812	—	21,891	29,178
Net transfers	58,742	119,925	(2,157)	819	47,621	2,840,190	(50,953)	(23,217)	(52,627)	425,353
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(961,510)	(801,963)	(101,992)	(18,919)	(10,164)	(5,895,418)	(212,458)	(264,819)	(611,588)	(564,268)
Other transactions	(162)	527	—	—	(1)	(308)	497	—	(9)	1
Death benefits	(107,145)	(54,522)	(34,058)	(22,249)	(22)	(1,153,298)	(34,933)	—	(212,404)	(84,392)
Net annuity transactions	(3,362)	(29,180)	—	(4,898)	—	(198,976)	(3,318)	—	(13,400)	—
Net increase (decrease) in net assets resulting from unit transactions	(1,008,700)	(751,308)	(137,413)	(45,247)	37,434	(4,357,897)	(291,353)	(288,036)	(868,137)	(194,128)
Net increase (decrease) in net assets	(378,347)	506,983	209,947	126,878	115,868	(3,941,277)	444,956	99,257	678,571	(83,173)

Net assets:
Beginning of period	5,101,395	5,387,498	987,112	579,538	268,489	44,150,314	2,223,242	1,249,301	5,735,937	3,146,534
End of period	$4,723,048	$5,894,481	$1,197,059	$706,416	$384,357	$40,209,037	$2,668,198	$1,348,558	$6,414,508	$3,063,361

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Hartford Value HLS Fund	Rational Trend Aggregation VA Fund	Rational Insider Buying VA Fund	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Global Equity Series	MFS® Investors Trust Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$3,799	$34,216	$(45,391)	$2,530	$(1,988)	$167,882	$(1,121)	$(478,383)	$(35,149)	$(473,306)
Net realized gain (loss) on security transactions	18,997	(28,447)	(68,367)	(40,843)	50,954	55,897	62,354	2,964,480	194,592	2,659,532
Net realized gain distributions	100,875	—	554,437	19,390	151,412	—	80,614	2,166,871	243,459	2,336,830
Change in unrealized appreciation (depreciation) during the period	106,224	144,873	111,763	221,355	451,943	624,691	91,747	3,445,320	616,838	6,041,977
Net increase (decrease) in net assets resulting from operations	229,895	150,642	552,442	202,432	652,321	848,470	233,594	8,098,288	1,019,740	10,565,033

Unit transactions:
Purchases	—	2,919	2,938	1,125	2,881	11,163	—	10,448	14,498	141,231
Net transfers	(36,239)	38,391	26,001	(135,414)	288,783	168,534	5,263	(3,270,564)	(91,356)	(1,442,505)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(87,773)	(301,747)	(272,219)	(430,856)	(827,992)	(899,159)	(204,223)	(3,354,175)	(500,488)	(4,663,249)
Other transactions	(1)	(36)	(32)	—	—	(199)	1	(12)	51	272
Death benefits	(19,098)	(20,949)	(29,223)	(17,984)	(2,377)	(258,153)	(1,966)	(592,880)	(62,827)	(1,021,462)
Net annuity transactions	(892)	(394)	(1,866)	—	—	(26,311)	—	(54,044)	(7,005)	(103,868)
Net increase (decrease) in net assets resulting from unit transactions	(144,003)	(281,816)	(274,401)	(583,129)	(538,705)	(1,004,125)	(200,925)	(7,261,227)	(647,127)	(7,089,581)
Net increase (decrease) in net assets	85,892	(131,174)	278,041	(380,697)	113,616	(155,655)	32,669	837,061	372,613	3,475,452

Net assets:
Beginning of period	944,573	2,605,286	2,541,085	1,163,402	2,725,654	7,658,781	1,223,586	25,065,303	3,884,571	38,137,214
End of period	$1,030,465	$2,474,112	$2,819,126	$782,705	$2,839,270	$7,503,126	$1,256,255	$25,902,364	$4,257,184	$41,612,666

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	MFS® Mid Cap Growth Series	MFS® New Discovery Series	MFS® Total Return Series	MFS® Value Series	MFS® Total Return Bond Series	MFS® Research Series	MFS® High Yield Portfolio	BlackRock Managed Volatility V.I. Fund	BlackRock Global Allocation V.I. Fund	BlackRock S&P 500 Index V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(340,965)	$(522,102)	$629,929	$154,491	$1,088,114	$(39,448)	$939,585	$575,587	$(68)	$41,719
Net realized gain (loss) on security transactions	628,296	1,385,589	2,752,265	2,246,739	321,583	76,126	(317,471)	(116,406)	(10,290)	47,163
Net realized gain distributions	2,472,969	4,992,569	3,187,600	2,164,221	—	357,264	—	2,117	1,702	204,085
Change in unrealized appreciation (depreciation) during the period	2,288,597	3,617,051	13,726,155	7,389,327	3,573,921	538,948	2,298,321	(201,803)	27,238	719,511
Net increase (decrease) in net assets resulting from operations	5,048,897	9,473,107	20,295,949	11,954,778	4,983,618	932,890	2,920,435	259,495	18,582	1,012,478

Unit transactions:
Purchases	11,259	67,896	207,824	75,445	121,370	568	72,887	38,717	—	30,910
Net transfers	2,774,575	(947,289)	1,092,757	(2,828,936)	4,188,735	187,971	660,561	2,895,299	2,118	(290,512)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,391,086)	(3,441,992)	(14,353,161)	(6,131,452)	(9,571,120)	(330,370)	(2,980,174)	(5,517,479)	(190,854)	(787,541)
Other transactions	1,035	1,126	1,720	(1,877)	66	—	10,065	(20)	(1)	2
Death benefits	(280,246)	(475,171)	(3,306,634)	(935,941)	(2,270,108)	(4,246)	(612,547)	(297,225)	—	(3,349)
Net annuity transactions	83,734	(69,365)	(533,883)	11,859	163,217	—	(318,542)	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	199,271	(4,864,795)	(16,891,377)	(9,810,902)	(7,367,840)	(146,077)	(3,167,750)	(2,880,708)	(188,737)	(1,050,490)
Net increase (decrease) in net assets	5,248,168	4,608,312	3,404,572	2,143,876	(2,384,222)	786,813	(247,315)	(2,621,213)	(170,155)	(38,012)

Net assets:
Beginning of period	14,042,057	25,121,157	118,370,706	46,149,247	62,099,288	3,137,820	24,065,291	26,709,637	213,803	3,780,185
End of period	$19,290,225	$29,729,469	$121,775,278	$48,293,123	$59,715,066	$3,924,633	$23,817,976	$24,088,424	$43,648	$3,742,173

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Asset Allocation Fund	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(7,206)	$6,668	$(179)	$(4,494)	$(25,827)	$(11,343)	$(3,217)	$540	$(134,048)	$150,622
Net realized gain (loss) on security transactions	5,836	28,147	3,850	9,982	99,289	(2,348)	(5,375)	3,206	537,905	(103,535)
Net realized gain distributions	36,331	34,211	—	11,283	220,430	78,190	61,946	84,616	—	—
Change in unrealized appreciation (depreciation) during the period	55,017	68,551	(1,467)	34,186	219,767	138,970	68,460	207,441	809,546	594,370
Net increase (decrease) in net assets resulting from operations	89,978	137,577	2,204	50,957	513,659	203,469	121,814	295,803	1,213,403	641,457

Unit transactions:
Purchases	—	240	—	—	1,485	596	—	—	32,486	27,176
Net transfers	—	(43,994)	30,173	42,315	(92,673)	148,642	(60,464)	75,636	64,316	114,626
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(42,054)	(190,945)	(70,456)	(63,086)	(304,173)	(90,359)	(172,419)	(52,763)	(689,774)	(344,167)
Other transactions	—	—	—	(1)	(1)	(1)	—	—	1	570
Death benefits	—	(10,391)	—	—	(16,090)	(6,086)	(9,524)	(39,921)	(138,387)	(43,692)
Net annuity transactions	—	—	—	—	—	—	—	(1,109)	71,734	(48,252)
Net increase (decrease) in net assets resulting from unit transactions	(42,054)	(245,090)	(40,283)	(20,772)	(411,452)	52,792	(242,407)	(18,157)	(659,624)	(293,739)
Net increase (decrease) in net assets	47,924	(107,513)	(38,079)	30,185	102,207	256,261	(120,593)	277,646	553,779	347,718

Net assets:
Beginning of period	321,178	608,215	43,069	169,019	1,368,170	851,161	473,661	1,566,412	5,878,021	4,653,102
End of period	$369,102	$500,702	$4,990	$199,204	$1,470,377	$1,107,422	$353,068	$1,844,058	$6,431,800	$5,000,820

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Columbia Variable Portfolio - Mid Cap Growth Fund	Invesco Oppenheimer V.I. Capital Appreciation Fund	Invesco Oppenheimer V.I. Global Fund	Invesco Oppenheimer V.I. Main Street Fund®	Invesco Oppenheimer V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(140,584)	$(5,073)	$(40,536)	$(3,678)	$(53,847)	$165,616	$(1,784)	$(8,629)	$349	$(962)
Net realized gain (loss) on security transactions	721,905	877	171,163	17,331	73,199	(167,484)	553	166,986	580	6,353
Net realized gain distributions	—	29,849	578,749	86,425	317,029	—	16,570	239,437	1,560	487
Change in unrealized appreciation (depreciation) during the period	1,211,128	69,427	325,557	52,981	393,071	879,198	57,631	119,729	1,204	46,101
Net increase (decrease) in net assets resulting from operations	1,792,449	95,080	1,034,933	153,059	729,452	877,330	72,970	517,523	3,693	51,979

Unit transactions:
Purchases	41,203	325	2,145	262	4,974	16,591	—	—	—	—
Net transfers	(178,597)	(3,552)	8,531	(28,582)	271,076	43,920	519	(306,800)	661	17,341
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(601,956)	(71,649)	(493,684)	(256,701)	(481,192)	(1,161,526)	(79,439)	(394,024)	(8,546)	(48,622)
Other transactions	1,173	(53)	—	(4)	(962)	(377)	—	1	—	—
Death benefits	(220,488)	(6,080)	(63,223)	(4,700)	(128,186)	(402,603)	—	(37,358)	(6,397)	(4,407)
Net annuity transactions	(17,562)	(34,916)	(26,162)	(7,429)	111	(4,560)	—	—	(1,563)	—
Net increase (decrease) in net assets resulting from unit transactions	(976,227)	(115,925)	(572,393)	(297,154)	(334,179)	(1,508,555)	(78,920)	(738,181)	(15,845)	(35,688)
Net increase (decrease) in net assets	816,222	(20,845)	462,540	(144,095)	395,273	(631,225)	(5,950)	(220,658)	(12,152)	16,291

Net assets:
Beginning of period	5,835,021	344,548	3,710,054	621,775	3,020,033	9,883,469	522,048	1,684,721	27,231	244,772
End of period	$6,651,243	$323,703	$4,172,594	$477,680	$3,415,306	$9,252,244	$516,098	$1,464,063	$15,079	$261,063

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Putnam VT Small Cap Value Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Equity Income Fund	PIMCO VIT All Asset Portfolio	PIMCO StocksPLUS® Global Portfolio	Prudential Series Jennison 20/20 Focus Portfolio	Prudential Series Jennison Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(1,959)	$261,379	$(29,185)	$(470)	$1,408	$863	$2,704	$(248)	$(3,040)
Net realized gain (loss) on security transactions	(22,892)	(3,646)	231,406	(4,082)	22,100	(3,750)	(21,856)	16,309	20,611
Net realized gain distributions	21,835	—	283,292	193,334	8,022	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	39,550	1,417,768	567,314	448,017	(9,888)	10,903	99,869	(12,729)	25,743
Net increase (decrease) in net assets resulting from operations	36,534	1,675,501	1,052,827	636,799	21,642	8,016	80,717	3,332	43,314

Unit transactions:
Purchases	325	26,804	2,540	8,926	—	—	—	—	—
Net transfers	(27,389)	(820,988)	34,283	28,485	(39,020)	88	(36,623)	(15,107)	(1,079)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(10,448)	(3,205,120)	(411,561)	(231,988)	(55,411)	(124,017)	(65,950)	(10,713)	(3,183)
Other transactions	—	466	7	—	—	1	—	(5)	2
Death benefits	(6,762)	(990,803)	(81,210)	(30,617)	—	(59)	(8,424)	—	(6,047)
Net annuity transactions	—	(85,400)	(8,135)	(582)	—	—	—	—	(8,540)
Net increase (decrease) in net assets resulting from unit transactions	(44,274)	(5,075,041)	(464,076)	(225,776)	(94,431)	(123,987)	(110,997)	(25,825)	(18,847)
Net increase (decrease) in net assets	(7,740)	(3,399,540)	588,751	411,023	(72,789)	(115,971)	(30,280)	(22,493)	24,467

Net assets:
Beginning of period	180,596	27,935,309	3,601,813	2,570,558	132,671	128,624	343,496	28,898	147,309
End of period	$172,856	$24,535,769	$4,190,564	$2,981,581	$59,882	$12,653	$313,216	$6,405	$171,776

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Prudential Value Portfolio	Prudential SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	ClearBridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(280)	$(134)	$48	$1,307	$2,585	$485	$(935)	$(327,405)	$(45,820)	$(191)
Net realized gain (loss) on security transactions	198	173	168	(566)	1,422	1,866	372	826,908	8,312	613
Net realized gain distributions	—	—	2,106	—	43,794	115,394	25,657	2,511,783	370,440	1,685
Change in unrealized appreciation (depreciation) during the period	3,699	2,436	4,227	3,399	110,732	102,102	14,549	1,943,450	318,930	2,275
Net increase (decrease) in net assets resulting from operations	3,617	2,475	6,549	4,140	158,533	219,847	39,643	4,954,736	651,862	4,382

Unit transactions:
Purchases	—	—	—	—	3,026	—	—	23,209	830	—
Net transfers	—	—	2,532	(955)	5,192	48,052	557	1,723,124	667	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(186)	(405)	(479)	(2,075)	(7,820)	(117,565)	(17,510)	(2,126,932)	(469,791)	(1,894)
Other transactions	—	—	—	—	1	1	—	2,772	6	—
Death benefits	—	—	—	—	(10,725)	(695)	—	(283,418)	(18,915)	—
Net annuity transactions	—	—	—	—	(4,730)	—	—	(60,459)	(2,186)	—
Net increase (decrease) in net assets resulting from unit transactions	(186)	(405)	2,053	(3,030)	(15,056)	(70,207)	(16,953)	(721,704)	(489,389)	(1,894)
Net increase (decrease) in net assets	3,431	2,070	8,602	1,110	143,477	149,640	22,690	4,233,032	162,473	2,488

Net assets:
Beginning of period	15,378	8,388	21,377	33,375	593,321	953,026	185,014	14,258,934	2,179,825	25,491
End of period	$18,809	$10,458	$29,979	$34,485	$736,798	$1,102,666	$207,704	$18,491,966	$2,342,298	$27,979

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2019

	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® – Loomis Sayles Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$17,602	$(15,596)	$(140)	$(54,488)	$(49,937)	$(89,448)	$(25,290)	$(145,989)	$(16,254)	$(119,015)
Net realized gain (loss) on security transactions	(102,141)	32,920	190	265,186	35,138	208,308	50,905	504,396	7,865	312,655
Net realized gain distributions	293,504	144,423	1,089	562,438	597,494	562,118	305,809	—	628,061	—
Change in unrealized appreciation (depreciation) during the period	(118,451)	26,675	1,945	566,701	652,441	1,511,188	1,377,729	1,599,314	270,838	1,210,021
Net increase (decrease) in net assets resulting from operations	90,514	188,422	3,084	1,339,837	1,235,136	2,192,166	1,709,153	1,957,721	890,510	1,403,661

Unit transactions:
Purchases	—	150	—	3,380	375	16,184	5,371	39,126	16,946	49,173
Net transfers	1,347	(9,446)	—	(213,477)	(73,863)	557,168	(27,622)	(58,717)	27,647	(75,031)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(78,753)	(196,027)	(592)	(551,561)	(652,226)	(710,003)	(863,807)	(828,595)	(470,854)	(403,342)
Other transactions	—	(11)	1	15	2	(25)	(35)	1,982	36	2,122
Death benefits	(9,627)	(14,770)	—	(289,492)	(79,275)	(144,034)	(161,106)	(141,703)	(79,060)	(55,201)
Net annuity transactions	(831)	650	—	7,974	(35,035)	(15,337)	12,788	84,842	28,914	(23,135)
Net increase (decrease) in net assets resulting from unit transactions	(87,864)	(219,454)	(591)	(1,043,161)	(840,022)	(296,047)	(1,034,411)	(903,065)	(476,371)	(505,414)
Net increase (decrease) in net assets	2,650	(31,032)	2,493	296,676	395,114	1,896,119	674,742	1,054,656	414,139	898,247

Net assets:
Beginning of period	696,265	842,866	8,409	4,780,656	4,416,800	5,912,521	6,988,607	6,270,725	4,116,686	5,019,678
End of period	$698,915	$811,834	$10,902	$5,077,332	$4,811,914	$7,808,640	$7,663,349	$7,325,381	$4,530,825	$5,917,925

The accompanying notes are an integral part of these financial statements.

(1) See Note 8 for additional information related to this Sub-Account.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Notes to Financial Statements
December 31, 2020

1. Organization:

Separate Account Seven (the “Account”) is a separate investment account established by Talcott Resolution Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.
The Sponsor Company is owned by Talcott Resolution Life, Inc., wholly owned by Hopmeadow Acquisition, Inc., owned by Hopmeadow Holdings, LP, ultimately owned by Hopmeadow Holdings GP LLC. Hopmeadow Holdings GP LLC is funded by a group of investors (the “Investor Group”) led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook, J. Safra Group and Hartford Holdings, Inc.

The Account is comprised of the following Sub-Accounts:
American Century VP Value Fund, American Century VP Growth Fund, AB VPS Balanced Wealth Strategy Portfolio, AB VPS International Value Portfolio, AB VPS Small/Mid Cap Value Portfolio, AB VPS International Growth Portfolio, Invesco V.I. Value Opportunities Fund, Invesco V.I. Core Equity Fund, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. International Growth Fund, Invesco V.I. Mid Cap Core Equity Fund, Invesco V.I. Small Cap Equity Fund, Invesco V.I. Balanced-Risk Allocation Fund, Invesco V.I. Diversified Dividend Fund, Invesco V.I. Government Money Market Fund, American Century VP Mid Cap Value Fund, AB VPS Growth and Income Portfolio, American Funds Insurance Series® Capital World Bond Fund (Formerly American Funds Insurance Series® Global Bond Fund), American Funds Insurance Series® Global Growth and Income Fund, American Funds Insurance Series® Asset Allocation Fund, American Funds Insurance Series® Blue Chip Income and Growth Fund, American Funds Insurance Series® Bond Fund, American Funds Insurance Series® Global Growth Fund, American Funds Insurance Series® Growth Fund, American Funds Insurance Series® Growth-Income Fund, American Funds Insurance Series® International Fund, American Funds Insurance Series® New World Fund, American Funds Insurance Series® Global Small Capitalization Fund, Columbia Variable Portfolio - Small Company Growth Fund, Wells Fargo VT Omega Growth Fund, Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Value Strategies Portfolio, Fidelity® VIP Dynamic Capital Appreciation Portfolio, Fidelity® VIP Strategic Income Portfolio, Franklin Rising Dividends VIP Fund, Franklin Income VIP Fund, Franklin Large Cap Growth VIP Fund, Franklin Global Real Estate VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund, Franklin Mutual Shares VIP Fund, Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, Templeton Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin Flex Cap Growth VIP Fund, Templeton Global Bond VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund (Merged assets from Hartford High Yield HLS Fund), Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund (Merged assets from Hartford Value HLS Fund), Hartford Healthcare HLS Fund, Hartford Global Growth HLS Fund (Merged into Hartford Disciplined Equity HLS Fund), Hartford Disciplined Equity HLS Fund (Merged assets from Hartford Growth Opportunities HLS Fund) (Merged assets from Hartford Global Growth HLS Fund), Hartford Growth Opportunities HLS Fund (Merged into Hartford Disciplined Equity HLS Fund), Hartford High Yield HLS Fund (Merged into Hartford Total Return Bond HLS Fund), Hartford International Opportunities HLS Fund, Hartford MidCap Growth HLS Fund (Merged into Hartford MidCap HLS Fund), Hartford MidCap HLS Fund (Merged assets from Hartford MidCap Value HLS Fund) (Merged assets from Hartford MidCap Growth HLS Fund), Hartford MidCap Value HLS Fund (Merged into Hartford MidCap HLS Fund), Hartford Ultrashort Bond HLS Fund (Merged assets from Hartford U.S. Government Securities HLS Fund), Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund (Merged into Hartford Ultrashort Bond HLS Fund), Hartford Value HLS Fund (Merged into Hartford Dividend and Growth HLS Fund), Rational Trend Aggregation VA Fund, Rational Insider Buying VA Fund, Lord Abbett Series Fund - Fundamental Equity Portfolio, Lord Abbett Series Fund - Dividend Growth Portfolio (Formerly Lord Abbett Series Fund – Calibrated Dividend Growth Portfolio), Lord Abbett Series Fund - Bond Debenture Portfolio, Lord Abbett Series Fund - Growth and Income Portfolio, MFS® Growth Series, MFS® Global Equity Series, MFS® Investors Trust Series, MFS® Mid Cap Growth Series, MFS® New Discovery Series, MFS® Total Return Series, MFS® Value Series, MFS® Total Return Bond Series, MFS® Research Series, MFS® High Yield Portfolio,
BlackRock Managed Volatility V.I. Fund, BlackRock Global Allocation V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Large Cap Focus Growth V.I. Fund, BlackRock Equity Dividend V.I. Fund, Morgan Stanley VIF Core Plus Fixed Income Portfolio, Morgan Stanley VIF Growth Portfolio , Morgan Stanley VIF Discovery Portfolio, Invesco V.I. American Value Fund, BlackRock Capital Appreciation V.I. Fund, Columbia Variable Portfolio - Asset Allocation Fund*, Columbia Variable Portfolio - Dividend Opportunity Fund, Columbia Variable Portfolio - Income Opportunities Fund, Columbia Variable Portfolio - Mid Cap Growth Fund, Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Merged assets from Invesco V.I. Mid Cap Growth Fund), Invesco Oppenheimer V.I. Capital Appreciation Fund, Invesco Oppenheimer V.I. Global Fund, Invesco Oppenheimer V.I. Main Street Fund®++, Invesco Oppenheimer V.I. Main Street Small Cap Fund®++, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Growth Opportunities Fund, Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT Small Cap Value Fund, JPMorgan Insurance Trust Core Bond Portfolio, JPMorgan Insurance Trust U.S. Equity Portfolio, JPMorgan Insurance Trust Mid Cap Value Portfolio, Putnam VT Equity Income Fund, PIMCO VIT All Asset Portfolio, PIMCO StocksPLUS® Global Portfolio, Prudential Series Jennison 20/20 Focus Portfolio, Prudential Series Jennison Portfolio, Prudential Series Value Portfolio, Prudential Series SP International Growth Portfolio, ClearBridge Variable Dividend Strategy Portfolio, Western Asset Variable Global High Yield Bond Portfolio, Clearbridge Variable Large Cap Value Portfolio, Invesco V.I. Growth and Income Fund, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Invesco V.I. Mid Cap Growth Fund (Merged into Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund), Wells Fargo VT Index Asset Allocation Fund, Wells Fargo VT International Equity Fund, Wells Fargo VT Small Cap Growth Fund, Wells Fargo VT Discovery Fund, Wells Fargo VT Opportunity Fund, MFS® Core Equity Portfolio, MFS® Massachusetts Investors Growth Stock Portfolio, MFS® Research International Portfolio, Columbia Variable Portfolio - Large Cap Growth Fund, Columbia Variable Portfolio - Overseas Core Fund, CTIVP® - Loomis Sayles Growth Fund.
* During 2020, this Sub-Account was Liquidated.
++ See Note 8 for additional information related to this Sub-Account.
The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2020 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2020, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2020 and 2019.

g) Accounting for Uncertain Tax Positions - The federal audits have been completed through 2013, the statute of limitations is closed through the 2016 tax year and the Sponsor Company is not currently under examination for any open years.  Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2020.
h) Novel Coronavirus - The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy are affecting companies across all industries. Worldwide health emergency measures to combat the spread of the virus have caused severe disruption resulting in an economic slowdown. The duration and impact of the COVID-19 public health crises on the financial markets and overall economy are uncertain, as is the efficacy of government and central bank interventions. Additionally, we are unable to determine what, if any, actions our regulators may take in response to the COVID 19 public health crises and its impact on financial markets. At this time, the Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources of the Company and its operations in future periods.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.55% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $50 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges -

The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
MAV/EPB Death Benefit Charge maximum of 0.30%
MAV 70 Death Benefit Charge maximum of 0.20%
MAV Plus Charge maximum of 0.30%
Maximum Anniversary Value III Charge maximum of 1.50%
Liquidity Feature Charge maximum of 0.50%
MAV V Charge maximum of 1.50%
MAV IV Charge maximum of 1.50%
Legacy Lock Charge maximum of 1.50%
Daily Lock Charge maximum of 2.50%
Safety Plus Charge maximum of 2.50%
Future 5 Charge maximum of 2.50%
Future 6 Charge maximum of 2.50%
Maximum Daily Value Charge maximum of 1.50%
Return of Premium IV Charge maximum of 0.75%
Return of Premium V Charge maximum of 0.75%
Return of Premium III Charge maximum of 0.75%
Return of Premium Death Benefit Charge maximum of 0.75%
Lifetime Income Builder Charge maximum of 0.75%
Lifetime Income Builder II Charge maximum of 0.75%
Lifetime Income Foundation Charge maximum of 0.30%
Lifetime Income Builder Selects Charge maximum of 1.50%
Lifetime Income Builder Portfolios Charge maximum of 1.50%
Income Foundation Builder maximum of 2.50%
Premium Based Charges maximum of .71%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

f) Distribution Charge - A Distribution Charge of 0.85% may be charged, by the Sponsor Company, to the contract’s value each year at the contract anniversary date. This charge is based on a percentage of remaining gross premiums with each premium payment having its own Distribution Charge schedule. The Distribution Charge is reduced to zero after the completion of seven or eight years (based upon contract terms) after each respective premium payment. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2020 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Value Fund	$340,586	$460,939
American Century VP Growth Fund	$11,317	$25,913
AB VPS Balanced Wealth Strategy Portfolio	$304,301	$1,367,658
AB VPS International Value Portfolio	$619,700	$761,576
AB VPS Small/Mid Cap Value Portfolio	$206,235	$236,641
AB VPS International Growth Portfolio	$37,624	$77,947
Invesco V.I. Value Opportunities Fund	$1,234,945	$2,296,684
Invesco V.I. Core Equity Fund	$7,060,826	$5,440,865
Invesco V.I. Government Securities Fund	$16,704,014	$20,281,052
Invesco V.I. High Yield Fund	$56,827	$40,204
Invesco V.I. International Growth Fund	$2,481,101	$4,978,660
Invesco V.I. Mid Cap Core Equity Fund	$5,805,987	$4,474,501
Invesco V.I. Small Cap Equity Fund	$3,970,216	$4,854,474
Invesco V.I. Balanced-Risk Allocation Fund	$180,982	$263,137
Invesco V.I. Diversified Dividend Fund	$317	$649
Invesco V.I. Government Money Market Fund	$44,658,289	$37,500,636
American Century VP Mid Cap Value Fund	$7,692	$3,636
AB VPS Growth and Income Portfolio	$12,420	$13,595
American Funds Insurance Series® Capital World Bond Fund+	$2,679,360	$4,186,854
American Funds Insurance Series® Global Growth and Income Fund	$2,877,446	$7,136,788
American Funds Insurance Series® Asset Allocation Fund	$8,715,882	$21,632,881
American Funds Insurance Series® Blue Chip Income and Growth Fund	$4,378,561	$10,076,289
American Funds Insurance Series® Bond Fund	$23,683,381	$23,880,496
American Funds Insurance Series® Global Growth Fund	$4,434,467	$8,853,533
American Funds Insurance Series® Growth Fund	$20,897,744	$90,307,194
American Funds Insurance Series® Growth-Income Fund	$21,146,694	$52,399,665
American Funds Insurance Series® International Fund	$6,596,508	$14,497,568
American Funds Insurance Series® New World Fund	$1,560,941	$5,041,666
American Funds Insurance Series® Global Small Capitalization Fund	$4,032,525	$6,848,939
Columbia Variable Portfolio - Small Company Growth Fund	$314,159	$1,426,061
Wells Fargo VT Omega Growth Fund	$57,851	$71,164
Fidelity® VIP Growth Portfolio	$633,949	$737,208
Fidelity® VIP Contrafund® Portfolio	$653,569	$3,208,826
Fidelity® VIP Mid Cap Portfolio	$1,062,540	$2,171,845
Fidelity® VIP Value Strategies Portfolio	$52,091	$68,398
Fidelity® VIP Dynamic Capital Appreciation Portfolio	$31,184	$45,721
Fidelity® VIP Strategic Income Portfolio	$2,318	$2,999
Franklin Rising Dividends VIP Fund	$11,158,854	$21,659,840
Franklin Income VIP Fund	$17,922,294	$37,662,443
Franklin Large Cap Growth VIP Fund	$5,095,719	$9,044,039
Franklin Global Real Estate VIP Fund	$75,256	$45,138
Franklin Small-Mid Cap Growth VIP Fund	$9,951,349	$11,311,642
Franklin Small Cap Value VIP Fund	$2,014,677	$2,092,845
Franklin Strategic Income VIP Fund	$8,162,796	$12,429,523
Franklin Mutual Shares VIP Fund	$13,961,586	$20,892,600
Templeton Developing Markets VIP Fund	$1,748,386	$2,566,144
Templeton Foreign VIP Fund	$8,263,046	$8,285,100
Templeton Growth VIP Fund	$3,088,037	$12,798,007
Franklin Mutual Global Discovery VIP Fund	$3,619,088	$7,231,335
Franklin Flex Cap Growth VIP Fund	$3,951,162	$4,664,242
Templeton Global Bond VIP Fund	$2,245,916	$1,713,953
Hartford Balanced HLS Fund	$1,559,537	$2,002,364
Hartford Total Return Bond HLS Fund+	$20,025,315	$20,611,966
Hartford Capital Appreciation HLS Fund	$10,136,529	$21,088,276
Hartford Dividend and Growth HLS Fund+	$9,248,910	$12,918,750
Hartford Healthcare HLS Fund	$16,524	$2,308
Hartford Global Growth HLS Fund+	$428,320	$1,277,770
Hartford Disciplined Equity HLS Fund+	$23,291,319	$4,176,225
Hartford Growth Opportunities HLS Fund+	$8,681,320	$27,235,780
Hartford High Yield HLS Fund+	$976,243	$5,323,281
Hartford International Opportunities HLS Fund	$641,990	$1,331,031
Hartford MidCap Growth HLS Fund+	$346,550	$1,323,725
Hartford MidCap HLS Fund+	$1,481,245	$81,225
Hartford MidCap Value HLS Fund+	$76,165	$361,976
Hartford Ultrashort Bond HLS Fund+	$13,021,299	$11,802,848
Hartford Small Company HLS Fund	$561,391	$556,384
Hartford SmallCap Growth HLS Fund	$334,524	$342,879
Hartford Stock HLS Fund	$604,306	$976,155
Hartford U.S. Government Securities HLS Fund+	$916,996	$4,046,898
Hartford Value HLS Fund+	$173,807	$946,053
Rational Trend Aggregation VA Fund	$174,408	$342,928
Rational Insider Buying VA Fund	$282,164	$422,379
Lord Abbett Series Fund - Fundamental Equity Portfolio	$128,859	$304,344
Lord Abbett Series Fund - Dividend Growth Portfolio+	$253,710	$888,401
Lord Abbett Series Fund - Bond Debenture Portfolio	$1,172,045	$1,344,697
Lord Abbett Series Fund - Growth and Income Portfolio	$103,346	$157,731
MFS® Growth Series	$4,135,670	$8,402,301
MFS® Global Equity Series	$806,417	$1,048,849
MFS® Investors Trust Series	$3,251,850	$7,550,548
MFS® Mid Cap Growth Series	$2,670,678	$5,409,897
MFS® New Discovery Series	$4,740,925	$9,028,874
MFS® Total Return Series	$8,990,876	$19,135,401
MFS® Value Series	$6,767,275	$7,831,249
MFS® Total Return Bond Series	$12,555,858	$15,760,587
MFS® Research Series	$819,143	$1,206,989
MFS® High Yield Portfolio	$2,779,420	$4,896,422
BlackRock Managed Volatility V.I. Fund	$4,296,738	$6,069,345
BlackRock Global Allocation V.I. Fund	$3,861	$1,383
BlackRock S&P 500 Index V.I. Fund	$624,291	$1,192,015
BlackRock Large Cap Focus Growth V.I. Fund	$28,547	$8,866
BlackRock Equity Dividend V.I. Fund	$86,874	$86,085
Morgan Stanley VIF Core Plus Fixed Income Portfolio	$172	$477
Morgan Stanley VIF Growth Portfolio	$41,681	$72,559
Morgan Stanley VIF Discovery Portfolio	$281,394	$921,761
Invesco V.I. American Value Fund	$300,590	$197,961
BlackRock Capital Appreciation V.I. Fund	$49,698	$130,207
Columbia Variable Portfolio - Asset Allocation Fund+	$744,584	$1,976,941
Columbia Variable Portfolio - Dividend Opportunity Fund	$414,145	$661,557
Columbia Variable Portfolio - Income Opportunities Fund	$536,362	$710,670
Columbia Variable Portfolio - Mid Cap Growth Fund	$280,442	$1,260,124
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund+	$2,462,373	$371,543
Invesco Oppenheimer V.I. Capital Appreciation Fund	$55,028	$104,780
Invesco Oppenheimer V.I. Global Fund	$201,991	$882,643
Invesco Oppenheimer V.I. Main Street Fund®++	$49,290	$126,718
Invesco Oppenheimer V.I. Main Street Small Cap Fund®++	$465,565	$1,046,091
Putnam VT Diversified Income Fund	$1,821,683	$1,613,161
Putnam VT Global Asset Allocation Fund	$19,787	$85,017
Putnam VT Growth Opportunities Fund	$179,658	$710,900
Putnam VT International Value Fund	$998	$3,377
Putnam VT International Equity Fund	$11,656	$19,743
Putnam VT Small Cap Value Fund	$7,779	$27,568
JPMorgan Insurance Trust Core Bond Portfolio	$3,162,036	$5,811,703
JPMorgan Insurance Trust U.S. Equity Portfolio	$630,405	$1,229,691
JPMorgan Insurance Trust Mid Cap Value Portfolio	$577,064	$566,329
Putnam VT Equity Income Fund	$4,662	$30,978
PIMCO VIT All Asset Portfolio	$586	$166
PIMCO StocksPLUS® Global Portfolio	$77,189	$80,856
Prudential Series Jennison 20/20 Focus Portfolio	$—	$126
Prudential Series Jennison Portfolio	$144,849	$15,642
Prudential Series Value Portfolio	$2	$495
Prudential Series SP International Growth Portfolio	$—	$652
ClearBridge Variable Dividend Strategy Portfolio	$789	$3,017
Western Asset Variable Global High Yield Bond Portfolio	$1,668	$2,610
Clearbridge Variable Large Cap Value Portfolio	$82,962	$64,682
Invesco V.I. Growth and Income Fund	$154,169	$150,492
Invesco V.I. Comstock Fund	$10,266	$28,764
Invesco V.I. American Franchise Fund	$3,708,416	$5,630,848
Invesco V.I. Mid Cap Growth Fund+	$824,248	$2,470,534
Wells Fargo VT Index Asset Allocation Fund	$2,470	$1,850
Wells Fargo VT International Equity Fund	$62,530	$80,760
Wells Fargo VT Small Cap Growth Fund	$203,534	$235,611
Wells Fargo VT Discovery Fund	$1,055	$894
Wells Fargo VT Opportunity Fund	$645,467	$1,162,420
MFS® Core Equity Portfolio	$700,506	$1,059,282
MFS® Massachusetts Investors Growth Stock Portfolio	$1,190,762	$1,931,054
MFS® Research International Portfolio	$947,139	$1,796,606
Columbia Variable Portfolio - Large Cap Growth Fund	$451,388	$1,974,072
Columbia Variable Portfolio - Overseas Core Fund	$453,427	$633,390
CTIVP® - Loomis Sayles Growth Fund	$256,119	$996,500
+ See Note 1 for additional information related to this Sub-Account.

++ See Note 8 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2020 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Value Fund	15,013	22,000	(6,987)
American Century VP Growth Fund	210	864	(654)
AB VPS Balanced Wealth Strategy Portfolio	11,501	69,014	(57,513)
AB VPS International Value Portfolio	101,834	110,596	(8,762)
AB VPS Small/Mid Cap Value Portfolio	8,939	10,698	(1,759)
AB VPS International Growth Portfolio	—	6,529	(6,529)
Invesco V.I. Value Opportunities Fund	530,291	1,298,630	(768,339)
Invesco V.I. Core Equity Fund	89,428	255,672	(166,244)
Invesco V.I. Government Securities Fund	11,235,723	13,975,691	(2,739,968)
Invesco V.I. High Yield Fund	2,681	17,236	(14,555)
Invesco V.I. International Growth Fund	407,057	1,234,372	(827,315)
Invesco V.I. Mid Cap Core Equity Fund	474,259	1,537,876	(1,063,617)
Invesco V.I. Small Cap Equity Fund	121,063	189,355	(68,292)
Invesco V.I. Balanced-Risk Allocation Fund	4,416	17,488	(13,072)
Invesco V.I. Diversified Dividend Fund	—	26	(26)
Invesco V.I. Government Money Market Fund	4,890,633	4,023,621	867,012
American Century VP Mid Cap Value Fund	349	144	205
AB VPS Growth and Income Portfolio	705	1,230	(525)
American Funds Insurance Series® Capital World Bond Fund+	189,965	322,548	(132,583)
American Funds Insurance Series® Global Growth and Income Fund	102,069	405,240	(303,171)
American Funds Insurance Series® Asset Allocation Fund	302,049	840,326	(538,277)
American Funds Insurance Series® Blue Chip Income and Growth Fund	1,192,872	4,061,973	(2,869,101)
American Funds Insurance Series® Bond Fund	1,412,413	1,501,203	(88,790)
American Funds Insurance Series® Global Growth Fund	108,920	277,321	(168,401)
American Funds Insurance Series® Growth Fund	356,476	2,828,610	(2,472,134)
American Funds Insurance Series® Growth-Income Fund	431,236	1,776,828	(1,345,592)
American Funds Insurance Series® International Fund	519,828	889,637	(369,809)
American Funds Insurance Series® New World Fund	60,604	186,305	(125,701)
American Funds Insurance Series® Global Small Capitalization Fund	106,740	286,519	(179,779)
Columbia Variable Portfolio - Small Company Growth Fund	36,130	249,457	(213,327)
Wells Fargo VT Omega Growth Fund	680	14,112	(13,432)
Fidelity® VIP Growth Portfolio	19,681	21,090	(1,409)
Fidelity® VIP Contrafund® Portfolio	24,211	112,236	(88,025)
Fidelity® VIP Mid Cap Portfolio	65,981	108,844	(42,863)
Fidelity® VIP Value Strategies Portfolio	1,032	3,157	(2,125)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	1,450	2,137	(687)
Fidelity® VIP Strategic Income Portfolio	33	164	(131)
Franklin Rising Dividends VIP Fund	119,502	616,734	(497,232)
Franklin Income VIP Fund	300,678	1,650,689	(1,350,011)
Franklin Large Cap Growth VIP Fund	92,459	303,875	(211,416)
Franklin Global Real Estate VIP Fund	1,058	1,738	(680)
Franklin Small-Mid Cap Growth VIP Fund	156,148	403,589	(247,441)
Franklin Small Cap Value VIP Fund	92,830	116,504	(23,674)
Franklin Strategic Income VIP Fund	277,622	613,639	(336,017)
Franklin Mutual Shares VIP Fund	387,041	945,510	(558,469)
Templeton Developing Markets VIP Fund	48,129	117,515	(69,386)
Templeton Foreign VIP Fund	654,406	646,830	7,576
Templeton Growth VIP Fund	82,689	755,035	(672,346)
Franklin Mutual Global Discovery VIP Fund	110,346	269,933	(159,587)
Franklin Flex Cap Growth VIP Fund	108,123	156,551	(48,428)
Templeton Global Bond VIP Fund	130,338	127,151	3,187
Hartford Balanced HLS Fund	236,961	438,009	(201,048)
Hartford Total Return Bond HLS Fund+	1,905,545	2,501,419	(595,874)
Hartford Capital Appreciation HLS Fund	275,918	1,476,019	(1,200,101)
Hartford Dividend and Growth HLS Fund+	409,418	948,781	(539,363)
Hartford Healthcare HLS Fund	41	153	(112)
Hartford Global Growth HLS Fund+	1,112	140,910	(139,798)
Hartford Disciplined Equity HLS Fund+	1,030,212	149,745	880,467
Hartford Growth Opportunities HLS Fund+	19,939	790,834	(770,895)
Hartford High Yield HLS Fund+	31,581	297,876	(266,295)
Hartford International Opportunities HLS Fund	66,725	157,575	(90,850)
Hartford MidCap Growth HLS Fund+	1,876	48,138	(46,262)
Hartford MidCap HLS Fund+	146,066	6,400	139,666
Hartford MidCap Value HLS Fund+	2,733	29,743	(27,010)
Hartford Ultrashort Bond HLS Fund+	8,147,729	10,114,863	(1,967,134)
Hartford Small Company HLS Fund	18,887	74,428	(55,541)
Hartford SmallCap Growth HLS Fund	9,630	10,393	(763)
Hartford Stock HLS Fund	48,149	277,054	(228,905)
Hartford U.S. Government Securities HLS Fund+	76,970	489,859	(412,889)
Hartford Value HLS Fund+	2,498	87,764	(85,266)
Rational Trend Aggregation VA Fund	27,706	69,255	(41,549)
Rational Insider Buying VA Fund	25,638	107,459	(81,821)
Lord Abbett Series Fund - Fundamental Equity Portfolio	5,870	13,714	(7,844)
Lord Abbett Series Fund - Dividend Growth Portfolio+	8,333	36,707	(28,374)
Lord Abbett Series Fund - Bond Debenture Portfolio	51,827	71,755	(19,928)
Lord Abbett Series Fund - Growth and Income Portfolio	5,374	8,914	(3,540)
MFS® Growth Series	105,091	297,591	(192,500)
MFS® Global Equity Series	21,748	38,154	(16,406)
MFS® Investors Trust Series	99,227	307,948	(208,721)
MFS® Mid Cap Growth Series	85,073	332,421	(247,348)
MFS® New Discovery Series	70,373	237,715	(167,342)
MFS® Total Return Series	181,072	791,972	(610,900)
MFS® Value Series	172,025	262,304	(90,279)
MFS® Total Return Bond Series	711,929	1,008,347	(296,418)
MFS® Research Series	22,873	40,007	(17,134)
MFS® High Yield Portfolio	137,486	382,041	(244,555)
BlackRock Managed Volatility V.I. Fund	347,390	589,383	(241,993)
BlackRock Global Allocation V.I. Fund	27	72	(45)
BlackRock S&P 500 Index V.I. Fund	34,274	102,390	(68,116)
BlackRock Large Cap Focus Growth V.I. Fund	—	—	—
BlackRock Equity Dividend V.I. Fund	3,106	3,838	(732)
Morgan Stanley VIF Core Plus Fixed Income Portfolio	—	33	(33)
Morgan Stanley VIF Growth Portfolio	298	1,606	(1,308)
Morgan Stanley VIF Discovery Portfolio	2,740	24,187	(21,447)
Invesco V.I. American Value Fund	17,846	10,882	6,964
BlackRock Capital Appreciation V.I. Fund	612	4,262	(3,650)
Columbia Variable Portfolio - Asset Allocation Fund+	11,553	851,466	(839,913)
Columbia Variable Portfolio - Dividend Opportunity Fund	29,294	36,366	(7,072)
Columbia Variable Portfolio - Income Opportunities Fund	30,252	55,787	(25,535)
Columbia Variable Portfolio - Mid Cap Growth Fund	13,809	53,605	(39,796)
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund+	242,096	27,636	214,460
Invesco Oppenheimer V.I. Capital Appreciation Fund	528	4,636	(4,108)
Invesco Oppenheimer V.I. Global Fund	5,400	41,619	(36,219)
Invesco Oppenheimer V.I. Main Street Fund®++	411	5,256	(4,845)
Invesco Oppenheimer V.I. Main Street Small Cap Fund®++	24,173	43,555	(19,382)
Putnam VT Diversified Income Fund	86,400	109,859	(23,459)
Putnam VT Global Asset Allocation Fund	59	4,287	(4,228)
Putnam VT Growth Opportunities Fund	4,211	32,293	(28,082)
Putnam VT International Value Fund	578	894	(316)
Putnam VT International Equity Fund	1,726	2,423	(697)
Putnam VT Small Cap Value Fund	468	1,312	(844)
JPMorgan Insurance Trust Core Bond Portfolio	197,604	380,576	(182,972)
JPMorgan Insurance Trust U.S. Equity Portfolio	11,697	34,406	(22,709)
JPMorgan Insurance Trust Mid Cap Value Portfolio	16,250	19,716	(3,466)
Putnam VT Equity Income Fund	—	945	(945)
PIMCO VIT All Asset Portfolio	—	7	(7)
PIMCO StocksPLUS® Global Portfolio	3,196	5,029	(1,833)
Prudential Series Jennison 20/20 Focus Portfolio	—	1	(1)
Prudential Series Jennison Portfolio	39,224	644	38,580
Prudential Series Value Portfolio	—	115	(115)
Prudential Series SP International Growth Portfolio	—	290	(290)
ClearBridge Variable Dividend Strategy Portfolio	10	134	(124)
Western Asset Variable Global High Yield Bond Portfolio	171	812	(641)
Clearbridge Variable Large Cap Value Portfolio	2,371	20,672	(18,301)
Invesco V.I. Growth and Income Fund	7,590	7,614	(24)
Invesco V.I. Comstock Fund	124	1,029	(905)
Invesco V.I. American Franchise Fund	83,641	203,205	(119,564)
Invesco V.I. Mid Cap Growth Fund+	10,479	126,452	(115,973)
Wells Fargo VT Index Asset Allocation Fund	—	224	(224)
Wells Fargo VT International Equity Fund	42,285	60,013	(17,728)
Wells Fargo VT Small Cap Growth Fund	4,266	7,580	(3,314)
Wells Fargo VT Discovery Fund	—	15	(15)
Wells Fargo VT Opportunity Fund	13,046	44,472	(31,426)
MFS® Core Equity Portfolio	26,422	58,329	(31,907)
MFS® Massachusetts Investors Growth Stock Portfolio	28,266	101,554	(73,288)
MFS® Research International Portfolio	56,009	144,206	(88,197)
Columbia Variable Portfolio - Large Cap Growth Fund	24,657	98,169	(73,512)
Columbia Variable Portfolio - Overseas Core Fund	39,175	54,546	(15,371)
CTIVP® - Loomis Sayles Growth Fund	14,837	46,870	(32,033)

+ See Note 1 for additional information related to this Sub-Account.

++ See Note 8 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2019 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Value Fund	5,441	29,190	(23,749)
American Century VP Growth Fund	202	1,912	(1,710)
AB VPS Balanced Wealth Strategy Portfolio	1,014	37,896	(36,882)
AB VPS International Value Portfolio	76,262	101,480	(25,218)
AB VPS Small/Mid Cap Value Portfolio	3,799	15,152	(11,353)
AB VPS International Growth Portfolio	5,900	13,747	(7,847)
Invesco V.I. Value Opportunities Fund	542,635	1,479,808	(937,173)
Invesco V.I. Core Equity Fund	68,157	290,118	(221,961)
Invesco V.I. Government Securities Fund	6,399,620	15,492,019	(9,092,399)
Invesco V.I. High Yield Fund	47,262	22,625	24,637
Invesco V.I. International Growth Fund	146,349	1,660,516	(1,514,167)
Invesco V.I. Mid Cap Core Equity Fund	272,543	1,596,889	(1,324,346)
Invesco V.I. Small Cap Equity Fund	77,037	178,283	(101,246)
Invesco V.I. Balanced Risk Allocation Fund	1,996	21,798	(19,802)
Invesco V.I. Diversified Dividend Fund	—	39	(39)
Invesco V.I. Government Money Market Fund	3,092,153	3,983,482	(891,329)
American Century VP Mid Cap Value Fund	206	1,055	(849)
AB VPS Growth and Income Portfolio	10,572	1,244	9,328
American Funds Insurance Series® Global Bond Fund	142,699	381,604	(238,905)
American Funds Insurance Series® Global Growth and Income Fund	68,891	479,949	(411,058)
American Funds Insurance Series® Asset Allocation Fund	370,310	1,119,829	(749,519)
American Funds Insurance Series® Blue Chip Income and Growth Fund	1,511,840	5,697,026	(4,185,186)
American Funds Insurance Series® Bond Fund	610,819	1,553,984	(943,165)
American Funds Insurance Series® Global Growth Fund	59,602	373,084	(313,482)
American Funds Insurance Series® Growth Fund	376,476	2,905,926	(2,529,450)
American Funds Insurance Series® Growth-Income Fund	357,877	2,123,370	(1,765,493)
American Funds Insurance Series® International Fund	206,035	1,128,066	(922,031)
American Funds Insurance Series® New World Fund	50,064	226,798	(176,734)
American Funds Insurance Series® Global Small Capitalization Fund	41,665	253,871	(212,206)
Columbia Variable Portfolio - Small Company Growth Fund	76,148	262,834	(186,686)
Wells Fargo VT Omega Growth Fund	10,188	92,339	(82,151)
Fidelity® VIP Growth Portfolio	7,393	35,432	(28,039)
Fidelity® VIP ContrafundSM Portfolio	6,903	101,425	(94,522)
Fidelity® VIP Mid Cap Portfolio	50,032	111,765	(61,733)
Fidelity® VIP Value Strategies Portfolio	122	3,169	(3,047)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	62	918	(856)
Fidelity® VIP Strategic Income Portfolio	181	6,814	(6,633)
Franklin Rising Dividends VIP Fund	121,751	881,107	(759,356)
Franklin Income VIP Fund	243,255	2,253,225	(2,009,970)
Franklin Large Cap Growth VIP Fund	98,538	237,015	(138,477)
Franklin Global Real Estate VIP Fund	234	3,538	(3,304)
Franklin Small-Mid Cap Growth VIP Fund	117,023	467,005	(349,982)
Franklin Small Cap Value VIP Fund	50,377	133,486	(83,109)
Franklin Strategic Income VIP Fund	189,590	801,234	(611,644)
Franklin Mutual Shares VIP Fund	138,751	1,147,635	(1,008,884)
Templeton Developing Markets VIP Fund	36,670	133,876	(97,206)
Templeton Foreign VIP Fund	366,940	652,784	(285,844)
Templeton Growth VIP Fund	161,890	869,589	(707,699)
Franklin Mutual Global Discovery VIP Fund	39,887	309,791	(269,904)
Franklin Flex Cap Growth VIP Fund	53,039	137,392	(84,353)
Templeton Global Bond VIP Fund	51,542	155,710	(104,168)
Hartford Balanced HLS Fund	99,133	469,727	(370,594)
Hartford Total Return Bond HLS Fund	893,356	2,965,407	(2,072,051)
Hartford Capital Appreciation HLS Fund	290,545	1,511,711	(1,221,166)
Hartford Dividend and Growth HLS Fund	186,114	1,141,684	(955,570)
Hartford Healthcare HLS Fund	47	145	(98)
Hartford Global Growth HLS Fund	3,056	19,796	(16,740)
Hartford Disciplined Equity HLS Fund	30,736	103,269	(72,533)
Hartford Growth Opportunities HLS Fund	76,868	205,670	(128,802)
Hartford High Yield HLS Fund	15,720	74,972	(59,252)
Hartford International Opportunities HLS Fund	90,567	187,401	(96,834)
Hartford MidCap Growth HLS Fund	4,728	11,392	(6,664)
Hartford MidCap HLS Fund	108	4,507	(4,399)
Hartford MidCap Value HLS Fund	2,430	491	1,939
Hartford Ultrashort Bond HLS Fund	5,340,853	9,798,644	(4,457,791)
Hartford Small Company HLS Fund	46,228	111,402	(65,174)
Hartford SmallCap Growth HLS Fund	10,110	20,072	(9,962)
Hartford Stock HLS Fund	119,430	401,390	(281,960)
Hartford U.S. Government Securities HLS Fund	48,698	67,729	(19,031)
Hartford Value HLS Fund	1,423	9,512	(8,089)
Rational Trend Aggregation VA Fund	11,891	81,272	(69,381)
Rational Insider Buying VA Fund	33,181	119,992	(86,811)
Lord Abbett Series Fund - Fundamental Equity Portfolio	2,717	27,411	(24,694)
Lord Abbett Calibrated Dividend Growth Fund	15,396	38,553	(23,157)
Lord Abbett Series Fund - Bond Debenture Portfolio	29,644	85,843	(56,199)
Lord Abbett Series Fund - Growth and Income Portfolio	520	12,329	(11,809)
MFS® Growth Series	137,059	447,670	(310,611)
MFS® Global Equity Series	10,913	34,736	(23,823)
MFS® Investors Trust Series	101,863	432,320	(330,457)
MFS® Mid Cap Growth Series	330,077	306,667	23,410
MFS® New Discovery Series	85,309	248,124	(162,815)
MFS® Total Return Series	263,022	1,024,967	(761,945)
MFS® Value Series	99,915	440,422	(340,507)
MFS® Total Return Bond Series	600,045	1,119,326	(519,281)
MFS® Research Series	30,455	36,334	(5,879)
MFS® High Yield Portfolio	163,701	428,953	(265,252)
BlackRock Managed Volatility V.I. Fund	349,212	637,574	(288,362)
BlackRock Global Allocation V.I. Fund	160	14,159	(13,999)
BlackRock S&P 500 Index V.I. Fund	25,685	123,390	(97,705)
BlackRock Large Cap Focus Growth V.I. Fund	—	1,163	(1,163)
BlackRock Equity Dividend V.I. Fund	544	12,005	(11,461)
Morgan Stanley VIF Core Plus Fixed Income Portfolio	2,713	6,223	(3,510)
Morgan Stanley VIF Growth Portfolio	2,089	2,764	(675)
Morgan Stanley VIF Discovery Portfolio	5,563	21,216	(15,653)
Invesco V.I. American Value Fund	10,052	6,719	3,333
BlackRock Capital Appreciation V.I. Fund	791	10,338	(9,547)
Columbia Variable Portfolio - Asset Allocation Fund	62,169	58,106	4,063
Columbia Variable Portfolio - Dividend Opportunity Fund	31,705	73,871	(42,166)
Columbia Variable Portfolio - Income Opportunities Fund	26,751	52,062	(25,311)
Columbia Variable Portfolio - Mid Cap Growth Fund	26,456	82,023	(55,567)
Invesco Oppenheimer V.I. Capital Appreciation Fund	508	6,815	(6,307)
Invesco Oppenheimer V.I. Global Fund	2,283	32,450	(30,167)
Invesco Oppenheimer V.I. Main Street Fund®++	451	14,544	(14,093)
Invesco Oppenheimer V.I. Main Street Small Cap Fund®++	15,403	28,506	(13,103)
Putnam VT Diversified Income Fund	38,965	141,384	(102,419)
Putnam VT Global Asset Allocation Fund	39	4,329	(4,290)
Putnam VT Growth Opportunities Fund	2,311	45,892	(43,581)
Putnam VT International Value Fund	236	1,960	(1,724)
Putnam VT International Equity Fund	1,899	5,536	(3,637)
Putnam VT Small Cap Value Fund	275	2,127	(1,852)
JPMorgan Insurance Trust Core Bond Portfolio	92,088	439,856	(347,768)
JPMorgan Insurance Trust U.S. Equity Portfolio	10,349	24,481	(14,132)
JPMorgan Insurance Trust Mid Cap Value Portfolio	8,204	15,592	(7,388)
Putnam VT Equity Income Fund	—	3,119	(3,119)
PIMCO VIT All Asset Portfolio	7	9,594	(9,587)
PIMCO StocksPLUS® Global Portfolio	766	8,206	(7,440)
Prudential Series Jennison 20/20 Focus Portfolio	—	10,092	(10,092)
Prudential Series Jennison Portfolio	4,080	6,724	(2,644)
Prudential Value Portfolio	—	86	(86)
Prudential SP International Growth Portfolio	—	281	(281)
ClearBridge Variable Dividend Strategy Portfolio	126	24	102
Western Asset Variable Global High Yield Bond Portfolio	184	1,330	(1,146)
ClearBridge Variable Large Cap Value Portfolio	2,380	8,239	(5,859)
Invesco V.I. Growth and Income Fund	3,036	6,302	(3,266)
Invesco V.I. Comstock Fund	36	685	(649)
Invesco V.I. American Franchise Fund	141,802	167,168	(25,366)
Invesco V.I. Mid Cap Growth Fund	34,357	60,719	(26,362)
Wells Fargo VT Index Asset Allocation Fund	—	250	(250)
Wells Fargo VT International Equity Fund	36,827	93,624	(56,797)
Wells Fargo VT Small Cap Growth Fund	2,454	10,276	(7,822)
Wells Fargo VT Discovery Fund	—	15	(15)
Wells Fargo VT Opportunity Fund	12,416	57,170	(44,754)
MFS® Core Equity Portfolio	16,334	73,680	(57,346)
MFS® Massachusetts Investors Growth Stock Portfolio	75,679	92,829	(17,150)
MFS® Research International Portfolio	54,590	145,275	(90,685)
Columbia Variable Portfolio - Large Cap Growth Fund	33,232	95,209	(61,977)
Columbia Variable Portfolio - Overseas Core Fund	34,154	76,271	(42,117)
CTIVP® – Loomis Sayles Growth Fund	19,352	52,013	(32,661)

++ See Note 8 for additional information related to this Sub-Account.

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2020. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Value Fund
2020	55,925	$21.367737	to	$23.450700	$1,292,716	0.50%	to	1.45%	2.15%	to	2.21%	(0.62)%	to	0.33%
2019	62,912	$21.501257	to	$23.374017	$1,455,732	0.50%	to	1.45%	1.96%	to	1.96%	25.10%	to	26.29%
2018	86,661	$17.187910	to	$18.508409	$1,590,679	0.50%	to	1.45%	1.49%	to	1.53%	(10.58)%	to	(9.73)%
2017	90,449	$19.222298	to	$20.503245	$1,841,868	0.50%	to	1.45%	1.50%	to	1.52%	7.01%	to	8.03%
2016	102,221	$17.962488	to	$18.978389	$1,933,623	0.50%	to	1.45%	1.26%	to	1.58%	18.55%	to	19.68%
American Century VP Growth Fund
2020	2,248	$35.532853	to	$35.532853	$79,879	0.65%	to	0.65%	0.33%	to	0.33%	33.80%	to	33.80%
2019	2,902	$26.557241	to	$26.557241	$77,063	0.65%	to	0.65%	0.26%	to	0.26%	34.46%	to	34.46%
2018	4,612	$19.751240	to	$19.751240	$91,098	0.65%	to	0.65%	0.11%	to	0.11%	(2.23)%	to	(2.23)%
2017	4,847	$20.200979	to	$20.200979	$97,907	0.65%	to	0.65%	0.63%	to	0.63%	29.38%	to	29.38%
2016	5,234	$15.613557	to	$15.613557	$81,729	0.65%	to	0.65%	—%	to	—%	3.52%	to	3.52%
AB VPS Balanced Wealth Strategy Portfolio
2020	154,918	$21.099126	to	$25.050508	$2,634,262	0.50%	to	2.70%	0.88%	to	2.21%	6.34%	to	8.71%
2019	212,431	$19.840768	to	$23.044027	$3,595,924	0.50%	to	2.70%	2.30%	to	2.33%	15.06%	to	17.61%
2018	249,313	$17.244421	to	$19.593049	$3,636,382	0.50%	to	2.70%	1.68%	to	1.69%	(8.90)%	to	(6.88)%
2017	282,012	$18.929797	to	$21.039797	$4,424,886	0.50%	to	2.70%	1.82%	to	1.82%	12.54%	to	15.05%
2016	320,168	$16.819960	to	$18.288255	$4,357,815	0.50%	to	2.70%	1.81%	to	1.82%	1.66%	to	3.92%
AB VPS International Value Portfolio
2020	511,971	$13.264223	to	$15.173551	$3,855,007	0.50%	to	2.70%	1.72%	to	1.76%	(0.51)%	to	1.70%
2019	520,733	$13.332472	to	$14.919716	$3,878,473	0.50%	to	2.70%	0.84%	to	0.87%	13.68%	to	16.21%
2018	545,951	$11.727917	to	$12.838845	$3,552,361	0.50%	to	2.70%	0.77%	to	1.09%	(25.03)%	to	(23.36)%
2017	575,458	$15.643661	to	$16.752424	$4,943,871	0.50%	to	2.70%	2.02%	to	2.24%	21.76%	to	24.47%
2016	694,415	$12.847489	to	$13.458962	$4,843,999	0.50%	to	2.70%	1.09%	to	1.16%	(3.44)%	to	(1.29)%
AB VPS Small/Mid Cap Value Portfolio
2020	52,613	$31.978466	to	$35.636456	$1,249,116	0.50%	to	2.75%	0.80%	to	0.84%	0.26%	to	2.54%
2019	54,372	$31.896029	to	$34.753847	$1,272,620	0.50%	to	2.75%	0.32%	to	0.34%	16.65%	to	19.30%
2018	65,725	$27.342613	to	$29.130337	$1,306,557	0.50%	to	2.75%	0.19%	to	0.23%	(17.59)%	to	(15.72)%
2017	79,290	$33.180411	to	$34.562643	$1,891,389	0.50%	to	2.75%	0.24%	to	0.25%	9.79%	to	12.29%
2016	96,375	$30.221710	to	$30.780680	$2,065,868	0.50%	to	2.75%	0.36%	to	0.36%	21.41%	to	24.17%
AB VPS International Growth Portfolio
2020	31,435	$13.230890	to	$21.866344	$436,943	1.25%	to	2.70%	0.99%	to	1.19%	26.15%	to	27.99%
2019	37,964	$10.337219	to	$17.333346	$412,327	1.25%	to	2.70%	0.28%	to	0.29%	23.85%	to	25.65%
2018	45,811	$8.226871	to	$13.995949	$389,859	1.25%	to	2.70%	0.40%	to	0.40%	(19.80)%	to	(18.62)%
2017	59,347	$10.109732	to	$17.450543	$611,154	1.25%	to	2.70%	0.87%	to	0.95%	31.05%	to	32.96%
2016	69,760	$7.603435	to	$13.315844	$541,877	1.25%	to	2.70%	—%	to	—%	(9.55)%	to	(8.22)%
Invesco V.I. Value Opportunities Fund
2020	5,759,922	$2.383302	to	$26.363868	$11,627,620	0.85%	to	2.80%	0.40%	to	0.41%	2.54%	to	4.56%
2019	6,528,261	$2.279300	to	$25.710068	$12,673,729	0.85%	to	2.80%	0.24%	to	0.24%	27.01%	to	29.51%
2018	7,465,434	$1.759925	to	$20.241880	$11,258,230	0.85%	to	2.80%	0.32%	to	0.32%	(21.41)%	to	(19.86)%
2017	8,398,891	$2.196079	to	$25.756336	$15,999,970	0.85%	to	2.80%	0.40%	to	0.40%	14.20%	to	16.44%
2016	9,847,169	$1.885957	to	$22.554491	$16,246,582	0.85%	to	2.80%	0.39%	to	0.41%	15.07%	to	17.33%
Invesco V.I. Core Equity Fund
2020	1,212,683	$25.583443	to	$30.270210	$24,985,622	0.50%	to	2.75%	1.05%	to	1.18%	10.76%	to	13.01%
2019	1,378,927	$23.097375	to	$26.786554	$25,754,092	0.50%	to	2.75%	0.17%	to	0.95%	25.47%	to	28.02%
2018	1,600,888	$18.408618	to	$20.922989	$23,750,133	0.50%	to	2.75%	—%	to	0.90%	(11.85)%	to	(10.06)%
2017	1,840,303	$20.884186	to	$23.263545	$30,798,707	0.50%	to	2.75%	0.80%	to	1.04%	10.11%	to	12.31%
2016	2,102,473	$18.967298	to	$21.026178	$31,902,428	0.30%	to	2.75%	—%	to	0.79%	7.27%	to	9.69%
Invesco V.I. Government Securities Fund
2020	47,149,679	$1.661102	to	$10.239324	$66,804,350	0.85%	to	2.80%	2.52%	to	2.52%	3.34%	to	5.37%
2019	49,889,647	$1.576383	to	$9.908485	$67,824,159	0.85%	to	2.80%	2.53%	to	2.58%	3.14%	to	5.18%
2018	58,982,046	$1.498812	to	$9.606402	$76,929,665	0.85%	to	2.80%	2.18%	to	2.20%	(2.22)%	to	(0.29)%
2017	65,970,861	$1.503200	to	$9.824279	$87,071,468	0.85%	to	2.80%	2.10%	to	2.12%	(0.86)%	to	1.09%
2016	72,236,130	$1.486940	to	$9.909381	$95,179,434	0.85%	to	2.80%	1.89%	to	1.95%	(1.57)%	to	0.37%
Invesco V.I. High Yield Fund
2020	117,205	$2.270143	to	$22.274429	$333,250	1.70%	to	2.65%	6.02%	to	6.03%	0.62%	to	1.58%
2019	131,760	$2.234887	to	$21.893599	$324,289	1.70%	to	2.75%	0.03%	to	5.08%	10.43%	to	11.60%
2018	107,123	$2.002661	to	$19.825577	$263,896	1.70%	to	2.75%	5.07%	to	5.30%	(5.97)%	to	(4.98)%
2017	127,229	$2.107655	to	$21.085280	$508,937	1.70%	to	2.75%	3.98%	to	4.07%	3.42%	to	4.51%
2016	165,289	$2.016745	to	$20.388679	$580,337	1.70%	to	2.75%	4.06%	to	4.20%	8.20%	to	9.34%
Invesco V.I. International Growth Fund
2020	6,243,261	$22.258091	to	$24.786293	$26,233,825	0.30%	to	2.80%	—%	to	2.40%	10.85%	to	13.40%
2019	7,070,576	$20.079731	to	$21.857569	$26,541,900	0.30%	to	2.80%	—%	to	1.58%	25.03%	to	27.85%
2018	8,584,743	$16.060392	to	$17.095661	$25,800,409	0.30%	to	2.80%	—%	to	2.13%	(17.32)%	to	(15.46)%
2017	9,693,455	$19.425716	to	$20.221611	$34,441,109	0.30%	to	2.80%	—%	to	1.44%	19.61%	to	22.36%
2016	11,461,762	$16.241116	to	$16.526576	$34,208,224	0.30%	to	2.80%	—%	to	1.42%	(3.20)%	to	(0.99)%
Invesco V.I. Mid Cap Core Equity Fund
2020	7,790,159	$23.076506	to	$26.539528	$24,150,313	0.65%	to	2.80%	0.51%	to	0.74%	6.23%	to	8.24%
2019	8,853,776	$21.722629	to	$24.520242	$25,506,863	0.65%	to	2.80%	0.07%	to	0.50%	21.82%	to	24.23%
2018	10,178,122	$17.831447	to	$19.738095	$23,874,817	0.65%	to	2.80%	0.09%	to	0.51%	(13.80)%	to	(12.17)%
2017	11,917,687	$20.685989	to	$22.473592	$32,149,013	0.65%	to	2.80%	0.32%	to	0.53%	11.75%	to	13.91%
2016	13,755,618	$18.511422	to	$20.254163	$32,861,252	0.30%	to	2.80%	—%	to	0.08%	10.30%	to	12.82%
Invesco V.I. Small Cap Equity Fund
2020	631,159	$30.608904	to	$37.017915	$19,732,844	0.30%	to	2.80%	—%	to	0.34%	23.73%	to	26.49%
2019	699,451	$24.738082	to	$28.657437	$17,488,092	0.50%	to	2.80%	—%	to	—%	23.11%	to	25.69%
2018	800,697	$20.094666	to	$23.237086	$16,121,168	0.30%	to	2.80%	—%	to	—%	(17.43)%	to	(15.53)%
2017	933,454	$24.335556	to	$27.508052	$22,532,980	0.30%	to	2.80%	—%	to	—%	10.91%	to	13.39%
2016	1,082,645	$21.942004	to	$24.260672	$23,354,664	0.30%	to	2.80%	—%	to	—%	8.97%	to	11.50%
Invesco V.I. Balanced-Risk Allocation Fund
2020	59,682	$14.328032	to	$17.257367	$935,500	0.50%	to	2.40%	7.55%	to	7.94%	7.38%	to	9.44%
2019	72,754	$13.343050	to	$15.768680	$1,049,703	0.50%	to	2.40%	—%	to	—%	12.16%	to	14.31%
2018	92,556	$11.896602	to	$13.794728	$1,187,793	0.50%	to	2.40%	1.27%	to	1.31%	(8.92)%	to	(7.18)%
2017	109,910	$13.062314	to	$14.861220	$1,531,700	0.50%	to	2.40%	3.88%	to	4.13%	7.23%	to	9.28%
2016	144,195	$12.181854	to	$13.598736	$1,847,282	0.50%	to	2.40%	0.15%	to	0.18%	8.87%	to	10.96%
Invesco V.I. Diversified Dividend Fund
2020	300	$20.962948	to	$20.962948	$6,295	1.70%	to	1.70%	2.91%	to	2.91%	(1.82)%	to	(1.82)%
2019	326	$21.351168	to	$21.351168	$6,965	1.70%	to	1.70%	2.72%	to	2.72%	22.67%	to	22.67%
2018	365	$17.405343	to	$17.405343	$6,356	1.70%	to	1.70%	2.17%	to	2.17%	(9.37)%	to	(9.37)%
2017	394	$19.204376	to	$19.204376	$7,564	1.70%	to	1.70%	1.50%	to	1.50%	6.52%	to	6.52%
2016	424	$18.028771	to	$18.028771	$7,639	1.70%	to	1.70%	1.15%	to	1.15%	12.61%	to	12.61%
Invesco V.I. Government Money Market Fund
2020	5,768,040	$8.375289	to	$10.125144	$52,819,533	0.30%	to	2.80%	—%	to	0.29%	(2.55)%	to	(0.09)%
2019	4,901,028	$8.693415	to	$10.133930	$45,661,891	0.30%	to	2.75%	1.62%	to	1.86%	(0.87)%	to	1.34%
2018	5,792,357	$8.769400	to	$9.999989	$53,661,271	0.30%	to	2.75%	1.28%	to	1.42%	(1.20)%	to	0.99%
2017	5,269,921	$8.876326	to	$9.901669	$49,089,284	0.30%	to	2.75%	0.30%	to	0.64%	(2.16)%	to	0.01%
2016	5,971,300	$9.072730	to	$9.900264	$56,196,085	0.30%	to	2.75%	0.02%	to	0.09%	(2.62)%	to	(0.27)%
American Century VP Mid Cap Value Fund
2020	3,545	$22.761118	to	$25.008360	$87,037	0.50%	to	1.45%	1.70%	to	1.71%	(0.34)%	to	0.61%
2019	3,340	$22.839853	to	$24.857624	$81,643	0.50%	to	1.45%	1.91%	to	1.92%	27.14%	to	28.35%
2018	4,189	$17.964559	to	$19.367050	$79,971	0.50%	to	1.45%	1.10%	to	1.26%	(14.22)%	to	(13.40)%
2017	6,844	$20.941448	to	$22.362747	$151,362	0.50%	to	1.45%	1.40%	to	1.40%	9.86%	to	10.91%
2016	7,027	$19.061376	to	$20.162741	$140,836	0.50%	to	1.45%	1.55%	to	1.57%	20.95%	to	22.11%
AB VPS Growth and Income Portfolio
2020	8,803	$10.951484	to	$11.195674	$98,098	1.25%	to	2.45%	1.33%	to	1.33%	(0.01)%	to	1.20%
2019♦	9,328	$10.952221	to	$11.062894	$102,971	1.25%	to	2.45%	1.01%	to	1.02%	9.52%	to	10.63%
American Funds Insurance Series® Capital World Bond Fund+
2020	1,472,084	$11.423284	to	$11.959025	$19,994,237	0.50%	to	2.75%	0.84%	to	1.22%	6.92%	to	9.07%
2019	1,604,667	$10.473324	to	$11.185125	$20,234,122	0.50%	to	2.75%	1.41%	to	1.50%	4.85%	to	7.00%
2018	1,843,572	$9.788153	to	$10.668221	$21,965,227	0.50%	to	2.75%	1.73%	to	1.95%	(4.01)%	to	(2.10)%
2017	2,099,339	$9.998043	to	$11.113629	$25,833,116	0.50%	to	2.75%	0.36%	to	0.42%	(0.02)%	to	3.96%
2016	2,046,112	$10.690698	to	$13.232531	$24,561,109	0.85%	to	2.75%	0.55%	to	0.56%	(0.07)%	to	1.85%
American Funds Insurance Series® Global Growth and Income Fund
2020	1,952,428	$13.441354	to	$29.515709	$38,993,616	0.50%	to	2.75%	1.12%	to	1.22%	5.78%	to	8.00%
2019	2,255,599	$12.445256	to	$27.902511	$41,881,710	0.50%	to	2.75%	1.46%	to	1.66%	27.59%	to	30.08%
2018	2,666,657	$9.567445	to	$21.759494	$38,499,132	0.50%	to	2.80%	0.22%	to	1.48%	(12.13)%	to	(10.34)%
2017	3,146,861	$10.670657	to	$24.762218	$51,339,431	0.50%	to	2.80%	1.83%	to	2.10%	6.71%	to	22.59%
2016	2,780,558	$15.982931	to	$20.199758	$40,552,639	0.85%	to	2.80%	1.79%	to	1.85%	4.38%	to	6.44%
American Funds Insurance Series® Asset Allocation Fund
2020	5,137,596	$13.312705	to	$26.354191	$134,215,767	0.50%	to	2.80%	0.73%	to	1.76%	9.35%	to	11.60%
2019	5,675,873	$11.928983	to	$24.100232	$135,014,446	0.50%	to	2.80%	1.75%	to	1.84%	17.88%	to	20.32%
2018	6,425,392	$9.914185	to	$20.443889	$128,179,835	0.50%	to	2.80%	1.36%	to	1.45%	(7.24)%	to	(5.31)%
2017	7,490,631	$10.469884	to	$22.139871	$159,190,876	0.50%	to	2.75%	1.06%	to	1.67%	4.70%	to	13.08%
2016	7,474,934	$19.579122	to	$24.149417	$148,582,358	0.85%	to	2.75%	1.52%	to	1.60%	6.44%	to	8.48%
American Funds Insurance Series® Blue Chip Income and Growth Fund
2020	25,407,005	$12.946697	to	$30.116208	$64,495,618	0.30%	to	2.75%	1.73%	to	1.96%	5.73%	to	8.15%
2019	28,276,106	$11.971410	to	$28.482870	$67,075,208	0.30%	to	2.75%	—%	to	2.00%	18.09%	to	20.67%
2018	32,461,292	$9.920577	to	$24.120341	$64,983,677	0.30%	to	2.75%	—%	to	1.78%	(11.14)%	to	(9.19)%
2017	39,821,581	$10.915463	to	$27.019907	$89,031,387	0.50%	to	2.80%	0.33%	to	1.53%	9.15%	to	13.81%
2016	45,421,296	$2.104686	to	$23.741193	$84,142,065	0.85%	to	2.80%	1.93%	to	1.99%	15.42%	to	17.70%
American Funds Insurance Series® Bond Fund
2020	7,246,894	$11.684237	to	$13.095358	$118,167,302	0.50%	to	2.75%	1.76%	to	3.48%	6.76%	to	8.83%
2019	7,335,684	$10.735782	to	$12.266349	$111,523,128	0.50%	to	2.75%	1.59%	to	2.67%	6.39%	to	8.54%
2018	8,278,849	$9.891325	to	$11.529400	$116,160,829	0.50%	to	2.75%	2.34%	to	2.39%	(3.41)%	to	(1.38)%
2017	9,499,220	$10.029764	to	$11.935949	$136,569,462	0.50%	to	2.75%	1.43%	to	1.87%	0.30%	to	0.85%
2016	8,048,993	$11.835007	to	$17.669273	$123,541,317	0.85%	to	2.75%	1.66%	to	1.69%	0.15%	to	2.07%
American Funds Insurance Series® Global Growth Fund
2020	1,400,951	$16.780459	to	$40.648006	$52,706,820	0.50%	to	2.75%	0.11%	to	0.35%	26.93%	to	29.52%
2019	1,569,352	$12.956097	to	$32.024496	$46,013,318	0.50%	to	2.75%	0.95%	to	1.08%	31.61%	to	34.20%
2018	1,882,834	$9.654189	to	$24.210580	$42,017,302	0.50%	to	2.80%	0.08%	to	0.51%	(11.56)%	to	(9.69)%
2017	2,135,003	$10.690165	to	$27.374033	$52,725,970	0.50%	to	2.80%	0.48%	to	0.63%	6.90%	to	27.84%
2016	2,112,043	$21.412322	to	$26.031439	$43,944,517	0.85%	to	2.80%	0.89%	to	0.90%	(2.16)%	to	(0.23)%
American Funds Insurance Series® Growth Fund
2020	12,124,144	$20.788080	to	$57.907788	$516,683,824	0.50%	to	2.80%	0.22%	to	0.33%	47.89%	to	50.96%
2019	14,596,278	$13.770810	to	$39.157035	$410,095,735	0.50%	to	2.80%	0.53%	to	0.84%	27.16%	to	29.79%
2018	17,125,728	$10.640480	to	$30.792652	$373,187,840	0.30%	to	2.80%	—%	to	0.40%	(3.00)%	to	(0.80)%
2017	20,385,830	$10.726522	to	$31.745880	$447,865,308	0.30%	to	2.80%	0.24%	to	0.53%	7.27%	to	24.75%
2016	19,010,681	$25.447295	to	$26.911796	$375,951,324	0.85%	to	2.80%	0.77%	to	0.77%	6.47%	to	8.56%
American Funds Insurance Series® Growth-Income Fund
2020	10,168,543	$14.883680	to	$35.599175	$321,997,763	0.50%	to	2.80%	1.11%	to	1.42%	10.41%	to	12.68%
2019	11,514,135	$13.208437	to	$32.242598	$327,072,132	0.50%	to	2.80%	1.47%	to	1.70%	22.65%	to	25.23%
2018	13,279,628	$10.547662	to	$26.287348	$304,182,757	0.50%	to	2.80%	1.01%	to	1.28%	(4.50)%	to	(2.55)%
2017	15,778,593	$10.823191	to	$27.525937	$372,003,192	0.50%	to	2.80%	1.02%	to	1.40%	8.23%	to	19.00%
2016	15,641,611	$23.130093	to	$26.765509	$337,129,140	0.85%	to	2.80%	1.47%	to	1.47%	8.44%	to	10.58%
American Funds Insurance Series® International Fund
2020	4,752,038	$12.826795	to	$22.648525	$88,318,772	0.30%	to	2.75%	0.30%	to	0.69%	10.88%	to	13.32%
2019	5,121,847	$11.319229	to	$20.426000	$85,410,841	0.30%	to	2.75%	—%	to	1.54%	19.55%	to	22.30%
2018	6,043,878	$9.255268	to	$17.085804	$83,257,211	0.30%	to	2.75%	—%	to	1.78%	(15.49)%	to	(13.67)%
2017	6,885,084	$10.720462	to	$20.217781	$110,844,370	0.30%	to	2.75%	0.92%	to	1.38%	7.20%	to	28.56%
2016	5,036,124	$15.725893	to	$18.277357	$75,344,612	0.85%	to	2.75%	1.37%	to	1.40%	0.72%	to	2.66%
American Funds Insurance Series® New World Fund
2020	889,488	$14.683658	to	$25.042110	$29,568,355	0.30%	to	2.75%	—%	to	0.07%	20.23%	to	22.92%
2019	1,015,189	$11.945320	to	$20.828630	$27,625,726	0.30%	to	2.75%	—%	to	0.92%	25.64%	to	28.43%
2018	1,191,923	$9.301084	to	$16.577745	$25,917,418	0.30%	to	2.75%	—%	to	0.82%	(16.37)%	to	(14.51)%
2017	1,413,979	$10.879165	to	$19.823120	$36,479,742	0.30%	to	2.75%	0.61%	to	0.95%	8.79%	to	25.94%
2016	1,145,166	$15.740655	to	$30.807302	$28,455,125	0.85%	to	2.75%	0.75%	to	0.76%	2.40%	to	4.37%
American Funds Insurance Series® Global Small Capitalization Fund
2020	1,176,377	$16.364324	to	$36.994250	$37,300,394	0.30%	to	2.75%	0.09%	to	0.16%	26.20%	to	29.00%
2019	1,356,156	$12.685349	to	$29.312834	$33,336,774	0.30%	to	2.75%	—%	to	0.15%	27.95%	to	30.85%
2018	1,568,362	$9.694514	to	$22.793980	$29,761,969	0.30%	to	2.80%	—%	to	0.04%	(13.02)%	to	(11.07)%
2017	1,850,115	$10.901655	to	$26.205876	$39,665,965	0.30%	to	2.80%	0.03%	to	0.43%	9.02%	to	22.42%
2016	1,446,887	$21.406541	to	$26.421449	$31,146,908	0.85%	to	2.80%	0.24%	to	0.24%	(0.72)%	to	1.23%
Columbia Variable Portfolio - Small Company Growth Fund
2020	896,606	$5.259160	to	$61.556762	$6,438,292	1.70%	to	2.80%	—%	to	—%	66.41%	to	68.24%
2019	1,109,933	$3.125905	to	$36.991782	$4,755,462	1.70%	to	2.80%	—%	to	—%	36.82%	to	38.33%
2018	1,296,619	$2.259761	to	$27.037123	$3,967,091	1.70%	to	2.80%	—%	to	—%	(4.47)%	to	(3.41)%
2017	1,550,710	$2.339489	to	$28.300855	$4,816,533	1.70%	to	2.80%	—%	to	—%	25.68%	to	27.07%
2016	1,854,763	$1.841082	to	$22.517686	$4,334,457	1.70%	to	2.80%	—%	to	—%	9.63%	to	10.84%
Wells Fargo VT Omega Growth Fund
2020	189,561	$46.934619	to	$54.742957	$805,632	1.25%	to	2.45%	—%	to	—%	39.94%	to	41.63%
2019	202,993	$38.652451	to	$43.134586	$614,982	1.25%	to	2.75%	—%	to	—%	33.67%	to	35.69%
2018	285,144	$28.485826	to	$32.268741	$624,244	1.25%	to	2.75%	—%	to	—%	(2.21)%	to	(0.73)%
2017	280,899	$28.695211	to	$32.997419	$592,593	1.25%	to	2.75%	0.23%	to	0.24%	31.29%	to	33.28%
2016	410,201	$21.530599	to	$25.132315	$658,776	1.25%	to	2.75%	—%	to	—%	(1.97)%	to	(0.49)%
Fidelity® VIP Growth Portfolio
2020	47,183	$38.315724	to	$55.324211	$1,897,975	1.25%	to	2.70%	0.03%	to	0.04%	39.73%	to	41.77%
2019	48,592	$27.027166	to	$39.594026	$1,404,128	1.25%	to	2.70%	0.05%	to	0.06%	30.41%	to	32.31%
2018	76,631	$20.426792	to	$30.361627	$1,587,770	1.25%	to	2.70%	0.01%	to	0.04%	(3.09)%	to	(1.67)%
2017	86,555	$20.773564	to	$31.328356	$1,814,724	1.25%	to	2.70%	—%	to	0.08%	31.23%	to	33.14%
2016	110,327	$15.602567	to	$23.873316	$1,750,447	1.25%	to	2.70%	—%	to	—%	(2.13)%	to	(0.70)%
Fidelity® VIP Contrafund® Portfolio
2020	430,818	$40.301088	to	$47.709520	$13,362,651	0.50%	to	2.75%	0.08%	to	0.08%	26.70%	to	29.58%
2019	518,843	$31.807540	to	$36.817306	$12,589,544	0.50%	to	2.75%	0.21%	to	0.22%	27.71%	to	30.62%
2018	613,365	$24.905161	to	$28.186566	$11,651,008	0.50%	to	2.75%	0.44%	to	0.44%	(9.17)%	to	(7.11)%
2017	725,286	$27.420725	to	$30.342536	$14,891,376	0.50%	to	2.75%	0.76%	to	0.78%	18.29%	to	20.98%
2016	900,107	$23.180801	to	$25.080544	$15,545,759	0.50%	to	2.75%	0.56%	to	0.63%	4.81%	to	7.19%
Fidelity® VIP Mid Cap Portfolio
2020	411,705	$32.947923	to	$35.834747	$9,937,154	0.50%	to	2.70%	0.38%	to	0.42%	14.73%	to	17.28%
2019	454,568	$28.718380	to	$30.555009	$9,383,865	0.50%	to	2.70%	0.62%	to	0.70%	19.89%	to	22.56%
2018	516,301	$23.953677	to	$24.931094	$8,816,633	0.50%	to	2.70%	0.40%	to	0.40%	(17.04)%	to	(15.20)%
2017	619,332	$28.875414	to	$29.398935	$12,575,578	0.50%	to	2.70%	0.48%	to	0.49%	17.33%	to	19.94%
2016	778,627	$24.512368	to	$24.611032	$13,298,984	0.50%	to	2.70%	0.32%	to	0.32%	8.94%	to	11.36%
Fidelity® VIP Value Strategies Portfolio
2020	24,664	$22.059290	to	$36.981426	$599,959	1.25%	to	2.75%	1.05%	to	1.06%	5.09%	to	6.68%
2019	26,789	$20.678302	to	$35.190452	$605,174	1.25%	to	2.75%	1.43%	to	1.43%	30.46%	to	32.43%
2018	29,836	$15.614159	to	$26.973639	$507,059	1.25%	to	2.75%	0.69%	to	0.71%	(19.74)%	to	(18.52)%
2017	31,607	$19.164009	to	$33.606969	$656,856	1.25%	to	2.75%	1.24%	to	1.30%	15.86%	to	17.61%
2016	32,475	$16.295090	to	$29.007446	$581,883	1.25%	to	2.75%	0.82%	to	0.93%	6.31%	to	7.91%
Fidelity® VIP Dynamic Capital Appreciation Portfolio
2020	8,420	$33.767951	to	$48.470550	$285,582	1.25%	to	2.40%	0.04%	to	0.05%	30.18%	to	31.69%
2019	9,107	$25.642809	to	$37.233195	$235,677	1.25%	to	2.40%	0.38%	to	0.39%	26.74%	to	28.21%
2018	9,963	$20.000688	to	$29.376711	$203,995	1.25%	to	2.40%	0.33%	to	0.33%	(7.42)%	to	(6.35)%
2017	12,674	$21.356064	to	$31.730615	$274,613	1.25%	to	2.40%	0.44%	to	0.47%	20.57%	to	21.97%
2016	17,768	$17.509591	to	$26.316250	$337,303	1.25%	to	2.40%	0.81%	to	1.08%	0.22%	to	1.38%
Fidelity® VIP Strategic Income Portfolio
2020	2,524	$17.871498	to	$18.182550	$45,429	0.50%	to	0.65%	3.05%	to	3.14%	6.47%	to	6.63%
2019	2,655	$16.786188	to	$17.052753	$44,850	0.50%	to	0.65%	1.03%	to	1.64%	9.94%	to	10.10%
2018	9,288	$15.268699	to	$15.487927	$142,790	0.50%	to	0.65%	3.45%	to	5.18%	(3.45)%	to	(3.31)%
2017	7,473	$15.814675	to	$16.017684	$118,687	0.50%	to	0.65%	2.95%	to	3.05%	6.85%	to	7.01%
2016	7,390	$11.555892	to	$14.968580	$109,810	0.50%	to	1.45%	—%	to	3.40%	6.46%	to	7.48%
Franklin Rising Dividends VIP Fund
2020	3,514,337	$33.756131	to	$42.733716	$135,758,219	0.50%	to	2.80%	1.24%	to	1.25%	12.77%	to	15.27%
2019	4,011,569	$29.934183	to	$37.072649	$135,938,565	0.50%	to	2.80%	1.15%	to	1.22%	25.66%	to	28.51%
2018	4,770,925	$23.820835	to	$28.847348	$127,442,610	0.50%	to	2.80%	1.21%	to	1.39%	(7.70)%	to	(5.64)%
2017	5,735,871	$25.807302	to	$30.570925	$164,155,125	0.50%	to	2.80%	1.48%	to	1.53%	17.23%	to	19.80%
2016	6,764,063	$22.014024	to	$25.517537	$163,348,929	0.50%	to	2.80%	1.35%	to	1.37%	12.84%	to	15.36%
Franklin Income VIP Fund
2020	9,713,911	$20.725204	to	$22.578017	$223,691,030	0.50%	to	2.75%	5.40%	to	5.63%	(2.15)%	to	0.08%
2019	11,063,922	$21.180744	to	$22.560764	$257,745,353	0.50%	to	2.75%	4.18%	to	5.14%	12.90%	to	15.47%
2018	13,073,892	$18.876011	to	$19.538448	$266,727,783	0.50%	to	2.80%	4.64%	to	4.79%	(6.95)%	to	(4.89)%
2017	15,375,955	$20.285231	to	$20.543598	$333,343,316	0.50%	to	2.80%	3.86%	to	4.09%	6.65%	to	9.00%
2016	18,020,246	$18.846757	to	$19.021188	$362,542,937	0.50%	to	2.80%	4.81%	to	4.99%	10.88%	to	13.30%
Franklin Large Cap Growth VIP Fund
2020	747,783	$41.038866	to	$42.838646	$27,822,409	1.35%	to	2.80%	—%	to	—%	40.64%	to	42.70%
2019	959,199	$28.759724	to	$30.459066	$25,076,182	1.35%	to	2.80%	—%	to	—%	30.86%	to	32.77%
2018	1,097,676	$21.660712	to	$23.275572	$21,764,487	1.35%	to	2.80%	—%	to	—%	(4.19)%	to	(2.79)%
2017	1,145,388	$22.282173	to	$24.293354	$23,627,681	1.35%	to	2.80%	0.62%	to	0.62%	24.57%	to	26.39%
2016	1,308,833	$17.629724	to	$19.501475	$21,434,368	1.35%	to	2.80%	—%	to	—%	(4.50)%	to	(3.11)%
Franklin Global Real Estate VIP Fund
2020	15,979	$19.682129	to	$26.185103	$401,422	1.40%	to	2.40%	—%	to	3.26%	(7.63)%	to	(6.70)%
2019	16,659	$21.308476	to	$28.066435	$448,426	1.40%	to	2.40%	2.56%	to	2.65%	19.47%	to	20.67%
2018	19,963	$17.835379	to	$23.258150	$446,824	1.40%	to	2.40%	2.61%	to	2.64%	(8.99)%	to	(8.07)%
2017	33,022	$19.596544	to	$25.300343	$811,965	1.40%	to	2.40%	3.02%	to	3.13%	7.85%	to	8.94%
2016	37,743	$18.169348	to	$23.224410	$855,299	1.40%	to	2.40%	1.22%	to	1.23%	(1.84)%	to	(0.86)%
Franklin Small-Mid Cap Growth VIP Fund
2020	1,571,777	$48.950188	to	$55.583257	$53,632,760	0.50%	to	2.80%	—%	to	—%	50.81%	to	54.23%
2019	1,819,218	$32.457390	to	$36.038163	$40,798,664	0.50%	to	2.80%	—%	to	—%	27.81%	to	30.61%
2018	2,169,200	$25.395749	to	$27.592165	$37,729,713	0.50%	to	2.80%	—%	to	—%	(7.99)%	to	(5.93)%
2017	2,552,501	$27.599807	to	$29.331498	$47,720,881	0.50%	to	2.80%	—%	to	—%	18.05%	to	20.70%
2016	2,904,627	$23.380067	to	$24.301278	$45,772,218	0.50%	to	2.80%	—%	to	—%	1.29%	to	3.52%
Franklin Small Cap Value VIP Fund
2020	439,880	$30.516310	to	$36.624803	$9,162,535	0.30%	to	2.75%	—%	to	1.45%	2.34%	to	4.82%
2019	463,554	$29.819901	to	$34.215823	$9,329,485	0.50%	to	2.75%	0.94%	to	1.05%	22.92%	to	25.60%
2018	546,663	$24.259372	to	$27.764714	$8,848,698	0.30%	to	2.75%	—%	to	0.76%	(15.24)%	to	(13.27)%
2017	644,831	$28.621801	to	$32.012289	$12,167,564	0.30%	to	2.75%	—%	to	0.52%	7.65%	to	10.23%
2016	853,643	$26.587670	to	$29.040831	$14,743,972	0.30%	to	2.75%	—%	to	0.78%	26.66%	to	29.73%
Franklin Strategic Income VIP Fund
2020	3,379,227	$15.672577	to	$16.692945	$69,892,571	0.50%	to	2.75%	4.40%	to	5.16%	0.94%	to	2.83%
2019	3,715,244	$15.526646	to	$16.233619	$75,407,009	0.50%	to	2.75%	5.43%	to	5.78%	5.47%	to	7.40%
2018	4,326,888	$14.647895	to	$15.115649	$82,090,246	0.50%	to	2.80%	2.49%	to	2.85%	(4.62)%	to	(2.72)%
2017	5,125,664	$15.357547	to	$15.538835	$100,756,200	0.50%	to	2.80%	2.70%	to	3.01%	1.85%	to	3.94%
2016	5,658,488	$14.949678	to	$15.079310	$108,493,198	0.50%	to	2.80%	3.24%	to	3.63%	5.26%	to	7.33%
Franklin Mutual Shares VIP Fund
2020	5,476,098	$20.320731	to	$25.104208	$124,666,556	0.30%	to	2.80%	—%	to	2.98%	(7.67)%	to	(5.45)%
2019	6,034,567	$22.008085	to	$26.000539	$147,740,874	0.50%	to	2.80%	1.51%	to	2.62%	19.19%	to	21.83%
2018	7,043,451	$18.464947	to	$21.751800	$143,040,128	0.30%	to	2.80%	—%	to	2.62%	(11.58)%	to	(9.43)%
2017	8,326,615	$20.882885	to	$24.016641	$189,034,255	0.30%	to	2.80%	—%	to	2.27%	5.36%	to	7.93%
2016	9,730,034	$19.821188	to	$22.252692	$207,416,296	0.30%	to	2.80%	—%	to	1.99%	12.85%	to	15.59%
Templeton Developing Markets VIP Fund
2020	515,991	$22.404484	to	$38.981630	$13,796,127	0.85%	to	2.75%	4.09%	to	4.37%	14.20%	to	16.39%
2019	585,377	$19.618264	to	$33.491115	$13,484,769	0.85%	to	2.75%	1.25%	to	1.28%	23.48%	to	25.84%
2018	682,583	$15.888264	to	$26.613105	$12,628,901	0.85%	to	2.75%	1.13%	to	1.13%	(17.74)%	to	(16.16)%
2017	819,480	$19.314424	to	$31.742262	$18,327,910	0.85%	to	2.75%	1.11%	to	1.22%	36.84%	to	39.46%
2016	920,120	$14.114481	to	$22.760523	$14,913,656	0.85%	to	2.75%	1.11%	to	1.14%	14.60%	to	16.80%
Templeton Foreign VIP Fund
2020	3,601,070	$14.512639	to	$16.500981	$48,335,905	0.30%	to	2.75%	—%	to	3.76%	(3.84)%	to	(1.63)%
2019	3,593,494	$15.092142	to	$16.775065	$49,557,327	0.30%	to	2.75%	—%	to	1.69%	9.48%	to	12.16%
2018	3,879,338	$13.785709	to	$14.956769	$48,366,811	0.30%	to	2.75%	—%	to	2.67%	(17.74)%	to	(15.79)%
2017	4,214,224	$16.758176	to	$17.761339	$63,148,606	0.30%	to	2.75%	—%	to	2.59%	13.53%	to	16.27%
2016	4,970,803	$14.761174	to	$15.275854	$64,936,858	0.30%	to	2.75%	—%	to	1.91%	4.27%	to	6.77%
Templeton Growth VIP Fund
2020	3,733,562	$19.281926	to	$22.474536	$67,260,246	0.50%	to	2.80%	2.90%	to	3.00%	2.88%	to	5.13%
2019	4,405,908	$18.846815	to	$21.378475	$76,144,110	0.50%	to	2.75%	2.77%	to	2.89%	12.03%	to	14.39%
2018	5,113,607	$16.822841	to	$18.688430	$78,065,371	0.50%	to	2.75%	1.83%	to	1.84%	(17.16)%	to	(15.31)%
2017	6,013,942	$20.307880	to	$22.065681	$109,641,328	0.50%	to	2.75%	1.44%	to	1.64%	15.29%	to	17.79%
2016	7,095,202	$17.614976	to	$18.733633	$110,930,197	0.50%	to	2.75%	1.92%	to	2.00%	6.65%	to	8.92%
Franklin Mutual Global Discovery VIP Fund
2020	1,289,446	$18.392654	to	$22.340643	$35,992,426	0.30%	to	2.80%	1.38%	to	2.36%	(7.10)%	to	(4.83)%
2019	1,449,033	$19.798818	to	$22.985609	$43,570,706	0.50%	to	2.80%	1.34%	to	3.00%	20.93%	to	23.66%
2018	1,718,937	$16.371480	to	$18.944755	$42,430,560	0.30%	to	2.80%	—%	to	1.73%	(13.67)%	to	(11.57)%
2017	2,026,252	$18.963990	to	$21.062852	$57,709,185	0.50%	to	2.80%	1.68%	to	1.79%	5.60%	to	7.96%
2016	2,299,590	$17.958351	to	$19.509669	$61,818,346	0.50%	to	2.80%	1.51%	to	1.71%	9.08%	to	11.46%
Franklin Flex Cap Growth VIP Fund
2020	402,782	$42.391561	to	$51.073075	$14,732,220	0.50%	to	2.80%	—%	to	—%	40.89%	to	43.99%
2019	451,210	$30.088821	to	$35.470329	$11,596,294	0.50%	to	2.80%	—%	to	—%	27.54%	to	30.37%
2018	535,563	$23.591030	to	$27.207007	$10,704,620	0.50%	to	2.80%	—%	to	—%	0.29%	to	2.58%
2017	558,501	$23.630633	to	$26.522361	$10,970,274	0.50%	to	2.75%	—%	to	—%	23.50%	to	26.15%
2016	638,501	$19.134239	to	$21.023945	$10,079,964	0.50%	to	2.75%	—%	to	—%	(5.52)%	to	(3.47)%

Templeton Global Bond VIP Fund
2020	617,844	$12.065266	to	$13.770500	$7,941,774	0.50%	to	2.70%	6.02%	to	7.31%	(7.87)%	to	(5.82)%
2019	614,657	$13.096391	to	$14.621949	$8,477,945	0.50%	to	2.70%	6.81%	to	7.87%	(0.86)%	to	1.35%
2018	718,825	$13.209580	to	$14.427373	$9,893,086	0.50%	to	2.70%	—%	to	—%	(0.82)%	to	1.39%
2017	853,837	$13.318597	to	$14.229796	$11,731,550	0.50%	to	2.70%	—%	to	—%	(0.95)%	to	1.25%
2016	972,798	$13.446298	to	$14.053626	$13,338,093	0.50%	to	2.70%	—%	to	—%	0.13%	to	2.36%
Hartford Balanced HLS Fund
2020	2,659,248	$21.989439	to	$25.545702	$10,867,124	1.25%	to	2.75%	1.41%	to	1.71%	8.33%	to	10.23%
2019	2,860,296	$19.948771	to	$23.581242	$10,869,114	1.25%	to	2.75%	1.62%	to	1.93%	19.15%	to	21.27%
2018	3,230,890	$17.178279	to	$19.790765	$10,103,472	0.85%	to	2.75%	—%	to	1.63%	(8.06)%	to	(6.04)%
2017	3,851,653	$18.283142	to	$21.526102	$13,086,763	0.85%	to	2.75%	0.80%	to	2.05%	12.17%	to	14.61%
2016	4,387,479	$15.952107	to	$19.190531	$12,814,954	0.85%	to	2.75%	2.22%	to	2.53%	2.92%	to	5.14%
Hartford Total Return Bond HLS Fund+
2020	12,147,376	$13.804464	to	$14.812980	$84,253,649	0.30%	to	2.80%	—%	to	3.46%	5.71%	to	8.38%
2019	12,743,250	$13.059352	to	$15.793290	$81,197,075	0.50%	to	2.80%	3.58%	to	3.85%	7.27%	to	10.10%
2018	14,815,301	$12.173989	to	$14.344597	$90,020,683	0.50%	to	2.80%	3.70%	to	3.94%	(3.65)%	to	(1.30)%
2017	16,817,785	$12.634875	to	$14.533811	$105,310,772	0.50%	to	2.80%	2.72%	to	2.84%	1.91%	to	4.63%
2016	18,329,294	$12.398507	to	$13.890160	$111,466,608	0.50%	to	2.80%	2.24%	to	2.59%	1.34%	to	3.97%
Hartford Capital Appreciation HLS Fund
2020	6,295,844	$37.257360	to	$42.084285	$89,159,752	0.50%	to	2.80%	0.70%	to	0.83%	18.27%	to	21.31%
2019	7,495,945	$31.503143	to	$34.692391	$90,325,910	0.50%	to	2.80%	0.93%	to	1.15%	27.34%	to	30.63%
2018	8,717,111	$24.738975	to	$26.558553	$82,396,865	0.50%	to	2.80%	0.65%	to	0.89%	(9.74)%	to	(7.42)%
2017	10,221,718	$27.410023	to	$28.687355	$106,852,678	0.50%	to	2.80%	0.84%	to	1.07%	18.45%	to	21.53%
2016	12,087,633	$23.139746	to	$23.605269	$109,530,012	0.50%	to	2.80%	0.86%	to	1.13%	2.34%	to	5.00%
Hartford Dividend and Growth HLS Fund+
2020	4,717,268	$30.593568	to	$39.247339	$62,744,068	0.50%	to	2.80%	1.65%	to	1.70%	4.48%	to	7.23%
2019	5,256,631	$29.281629	to	$36.600599	$66,122,230	0.50%	to	2.80%	1.64%	to	1.87%	24.76%	to	27.96%
2018	6,212,201	$23.470328	to	$28.602526	$61,000,685	0.50%	to	2.80%	1.61%	to	1.86%	(8.17)%	to	(5.79)%

2017	7,208,288	$25.558708	to	$30.360968	$78,574,776	0.50%	to	2.80%	1.35%	to	1.61%	14.85%	to	17.77%
2016	8,617,177	$22.253982	to	$25.780508	$84,569,750	0.50%	to	2.80%	1.71%	to	2.06%	11.42%	to	14.31%
Hartford Healthcare HLS Fund
2020	10,382	$8.922857	to	$8.922857	$92,637	1.40%	to	1.40%	0.31%	to	0.31%	21.08%	to	21.08%
2019	10,494	$7.369428	to	$7.369428	$77,338	1.40%	to	1.40%	—%	to	—%	31.82%	to	31.82%
2018	10,592	$5.590363	to	$5.590363	$59,211	1.40%	to	1.40%	—%	to	—%	(4.31)%	to	(4.31)%
2017	13,766	$5.500146	to	$5.842235	$80,423	1.40%	to	1.75%	—%	to	—%	19.85%	to	20.27%
2016	20,225	$4.589350	to	$4.857765	$97,536	1.40%	to	1.75%	3.33%	to	3.36%	(10.22)%	to	(9.91)%
Hartford Global Growth HLS Fund+
2020	—	$21.539725	to	$49.788353	$—	0.50%	to	2.75%	0.21%	to	0.66%	25.41%	to	28.28%
2019	139,798	$17.175376	to	$38.812232	$1,081,179	0.50%	to	2.75%	0.12%	to	0.40%	28.70%	to	31.95%
2018	156,538	$13.345210	to	$29.413557	$1,037,044	0.50%	to	2.75%	0.27%	to	0.68%	(6.67)%	to	(4.29)%
2017	177,889	$14.299699	to	$30.730518	$998,925	0.50%	to	2.75%	0.27%	to	0.51%	28.78%	to	32.06%
2016	237,517	$11.104106	to	$23.269366	$903,875	0.50%	to	2.75%	0.13%	to	0.68%	(1.05)%	to	1.44%
Hartford Disciplined Equity HLS Fund+
2020	1,263,778	$43.082464	to	$51.794321	$32,277,071	0.50%	to	2.75%	0.30%	to	1.05%	14.84%	to	17.45%
2019	383,311	$25.186511	to	$44.098165	$9,591,064	0.50%	to	2.45%	0.69%	to	0.84%	30.88%	to	33.45%
2018	455,844	$28.896195	to	$33.044016	$8,834,421	0.50%	to	2.70%	—%	to	0.19%	(4.60)%	to	(2.48)%
2017	600,755	$30.291087	to	$33.884927	$11,973,068	0.50%	to	2.70%	0.97%	to	1.54%	18.67%	to	21.31%
2016	684,441	$25.525292	to	$27.932790	$11,480,135	0.50%	to	2.70%	0.17%	to	0.97%	2.94%	to	5.23%
Hartford Growth Opportunities HLS Fund+
2020	—	$59.719372	to	$71.357319	$—	0.50%	to	2.75%	—%	to	—%	47.43%	to	50.43%
2019	770,895	$40.506435	to	$47.435562	$20,172,003	0.50%	to	2.75%	—%	to	—%	27.14%	to	30.03%
2018	899,697	$31.859571	to	$36.479614	$18,432,290	0.50%	to	2.75%	—%	to	—%	(2.20)%	to	0.03%
2017	1,150,790	$32.576607	to	$36.470168	$23,977,401	0.50%	to	2.75%	—%	to	—%	26.91%	to	29.80%
2016	1,435,786	$25.668615	to	$28.097800	$23,340,974	0.50%	to	2.75%	0.43%	to	0.43%	(3.19)%	to	(0.99)%
Hartford High Yield HLS Fund+
2020	—	$16.167203	to	$22.999319	$—	0.30%	to	2.70%	9.28%	to	9.56%	(0.11)%	to	1.89%
2019	266,295	$23.024611	to	$23.276874	$4,723,048	0.50%	to	2.70%	5.69%	to	5.85%	12.00%	to	14.49%
2018	325,547	$20.331660	to	$20.558517	$5,101,395	0.50%	to	2.70%	5.69%	to	6.14%	(6.02)%	to	(3.93)%
2017	392,657	$21.162614	to	$21.874855	$6,566,826	0.50%	to	2.70%	3.56%	to	6.53%	4.74%	to	7.07%
2016	455,559	$19.765540	to	$20.885096	$7,253,753	0.50%	to	2.70%	6.03%	to	6.05%	11.21%	to	13.68%
Hartford International Opportunities HLS Fund
2020	806,161	$22.004357	to	$25.826368	$6,151,630	0.50%	to	2.75%	1.64%	to	1.95%	16.83%	to	19.85%
2019	897,011	$18.834632	to	$21.549247	$5,894,481	0.50%	to	2.75%	1.56%	to	1.93%	22.72%	to	25.80%
2018	993,845	$15.347309	to	$17.130353	$5,387,498	0.50%	to	2.75%	1.64%	to	1.90%	(21.16)%	to	(19.15)%
2017	1,099,728	$19.466539	to	$21.188012	$7,377,364	0.50%	to	2.75%	1.16%	to	1.49%	21.61%	to	24.63%
2016	1,204,232	$12.016012	to	$16.007910	$6,723,023	0.30%	to	2.75%	—%	to	0.95%	(1.80)%	to	0.64%
Hartford MidCap Growth HLS Fund+
2020	—	$32.353976	to	$44.744260	$—	0.85%	to	2.75%	—%	to	—%	22.57%	to	25.02%
2019	46,262	$25.879631	to	$36.504278	$1,197,059	0.85%	to	2.75%	0.15%	to	0.46%	35.78%	to	38.60%
2018	52,926	$18.671699	to	$26.885584	$987,112	0.85%	to	2.75%	0.41%	to	0.68%	(12.69)%	to	(10.81)%
2017	60,900	$20.935673	to	$30.792776	$1,262,811	0.85%	to	2.75%	0.61%	to	1.03%	10.85%	to	13.46%
2016	89,432	$18.452482	to	$27.778644	$1,675,453	0.85%	to	2.75%	—%	to	1.43%	13.18%	to	15.50%
Hartford MidCap HLS Fund+
2020	200,893	$11.912631	to	$12.010227	$2,530,448	0.85%	to	2.75%	—%	to	0.05%	19.13%	to	20.10%
2019	61,227	$11.537710	to	$11.537710	$706,416	1.40%	to	1.40%	—%	to	—%	30.65%	to	30.65%

2018	65,626	$8.830832	to	$8.830832	$579,538	1.40%	to	1.40%	—%	to	—%	(8.93)%	to	(8.93)%
2017	83,625	$9.696947	to	$9.696947	$810,909	1.40%	to	1.40%	—%	to	—%	22.44%	to	22.44%
2016	89,461	$7.919670	to	$7.919670	$708,498	1.40%	to	1.40%	0.03%	to	0.03%	10.14%	to	10.14%
Hartford MidCap Value HLS Fund+
2020	—	$3.365214	to	$20.399453	$—	1.40%	to	2.75%	0.46%	to	0.51%	(7.16)%	to	(6.03)%
2019	27,010	$3.581266	to	$21.973542	$384,357	1.40%	to	2.75%	0.79%	to	0.82%	27.33%	to	29.06%
2018	25,071	$2.774943	to	$17.257533	$268,489	1.40%	to	2.75%	0.50%	to	0.51%	(17.09)%	to	(15.96)%
2017	26,009	$3.301867	to	$20.813961	$346,887	1.40%	to	2.75%	0.31%	to	0.31%	10.11%	to	11.61%
2016	33,243	$2.958388	to	$18.902209	$416,875	1.40%	to	2.75%	—%	to	0.31%	9.50%	to	10.99%
Hartford Ultrashort Bond HLS Fund+
2020	33,991,017	$7.587488	to	$10.326324	$41,061,752	0.30%	to	2.80%	2.01%	to	2.51%	(1.53)%	to	0.97%
2019	35,958,151	$7.705137	to	$10.227567	$40,209,037	0.30%	to	2.80%	1.63%	to	1.67%	(0.29)%	to	2.24%
2018	40,415,942	$7.727460	to	$10.003964	$44,150,314	0.30%	to	2.80%	0.87%	to	0.92%	(1.52)%	to	0.97%
2017	45,072,107	$7.847083	to	$9.907999	$49,071,410	0.30%	to	2.80%	0.51%	to	0.55%	(1.98)%	to	0.50%
2016	52,018,282	$8.005703	to	$9.858641	$57,724,555	0.30%	to	2.80%	0.15%	to	0.16%	(2.13)%	to	0.34%
Hartford Small Company HLS Fund
2020	404,700	$40.427736	to	$48.530009	$3,535,784	0.85%	to	2.80%	—%	to	—%	50.76%	to	54.20%
2019	460,241	$32.191209	to	$38.820600	$2,668,198	0.50%	to	2.80%	—%	to	—%	33.00%	to	36.31%
2018	525,415	$24.204101	to	$28.478787	$2,223,242	0.50%	to	2.80%	—%	to	—%	(7.15)%	to	(4.71)%
2017	612,130	$26.067689	to	$29.886392	$2,768,606	0.50%	to	2.80%	—%	to	—%	22.57%	to	25.73%
2016	696,045	$21.267803	to	$23.769976	$2,725,976	0.50%	to	2.80%	—%	to	—%	(1.01)%	to	1.54%
Hartford SmallCap Growth HLS Fund
2020	61,081	$43.064752	to	$55.691814	$1,739,520	1.25%	to	2.70%	—%	to	—%	29.65%	to	31.54%
2019	61,844	$32.738182	to	$42.955144	$1,348,558	1.25%	to	2.70%	—%	to	—%	32.20%	to	34.13%
2018	71,806	$24.408201	to	$32.493141	$1,249,301	1.25%	to	2.70%	—%	to	—%	(14.05)%	to	(12.80)%
2017	75,199	$24.873776	to	$27.990034	$1,537,864	1.25%	to	2.45%	0.04%	to	0.04%	17.17%	to	18.58%
2016	69,179	$21.228904	to	$23.603716	$1,160,861	1.25%	to	2.45%	0.15%	to	0.15%	9.65%	to	10.98%
Hartford Stock HLS Fund
2020	1,994,989	$29.827801	to	$37.862682	$6,221,722	0.85%	to	2.75%	1.43%	to	1.73%	8.76%	to	11.13%
2019	2,223,894	$26.840834	to	$34.813408	$6,414,508	0.85%	to	2.75%	1.39%	to	1.70%	27.34%	to	30.11%
2018	2,505,854	$20.629307	to	$27.339013	$5,735,937	0.85%	to	2.75%	1.29%	to	1.60%	(3.09)%	to	(0.99)%
2017	2,969,751	$20.835266	to	$28.209319	$6,984,049	0.85%	to	2.75%	1.52%	to	1.86%	16.30%	to	18.83%
2016	3,387,031	$17.533233	to	$24.255468	$6,634,445	0.85%	to	2.75%	1.82%	to	1.90%	4.23%	to	6.51%
Hartford U.S. Government Securities HLS Fund+
2020	—	$9.843552	to	$11.758903	$—	0.65%	to	2.45%	2.30%	to	3.30%	3.43%	to	4.89%
2019	412,889	$9.517556	to	$12.330367	$3,063,361	0.50%	to	2.45%	2.09%	to	2.55%	2.67%	to	4.69%
2018	431,920	$9.510813	to	$11.777786	$3,146,534	0.50%	to	2.70%	—%	to	2.80%	(1.84)%	to	0.34%
2017	563,800	$9.688990	to	$11.737333	$4,537,811	0.50%	to	2.70%	2.16%	to	2.86%	(1.38)%	to	0.81%
2016	591,593	$9.824638	to	$11.642669	$4,708,241	0.50%	to	2.70%	1.56%	to	1.91%	(1.16)%	to	1.03%
Hartford Value HLS Fund+
2020	—	$17.934692	to	$21.376523	$—	0.65%	to	2.45%	1.46%	to	1.73%	(4.72)%	to	(3.38)%
2019	85,266	$18.823819	to	$32.406476	$1,030,465	0.50%	to	2.45%	—%	to	2.04%	24.62%	to	27.07%
2018	93,355	$15.104919	to	$25.502106	$944,573	0.50%	to	2.45%	1.66%	to	1.66%	(12.36)%	to	(10.63)%
2017	104,753	$17.234496	to	$28.535135	$1,264,114	0.50%	to	2.45%	1.75%	to	1.80%	12.65%	to	14.86%
2016	122,918	$15.299496	to	$24.842421	$1,382,086	0.50%	to	2.45%	1.77%	to	1.81%	10.94%	to	13.13%
Rational Trend Aggregation VA Fund

2020	442,170	$17.610333	to	$22.147061	$2,307,859	0.50%	to	2.50%	0.61%	to	0.64%	(1.30)%	to	0.69%
2019	483,719	$19.532184	to	$21.994595	$2,474,112	0.50%	to	2.75%	—%	to	2.19%	4.39%	to	6.76%
2018	553,100	$18.711256	to	$20.601555	$2,605,286	0.50%	to	2.75%	3.71%	to	4.00%	(7.16)%	to	(5.05)%
2017	654,916	$20.154101	to	$21.696327	$3,403,369	0.50%	to	2.75%	3.36%	to	3.38%	(4.26)%	to	(2.08)%
2016	716,440	$21.050591	to	$22.157222	$3,991,887	0.50%	to	2.75%	4.42%	to	4.73%	4.07%	to	6.43%
Rational Insider Buying VA Fund
2020	815,976	$2.601929	to	$37.224402	$2,848,146	0.50%	to	2.50%	—%	to	—%	11.32%	to	13.57%
2019	897,797	$2.337368	to	$32.777444	$2,819,126	0.50%	to	2.50%	—%	to	—%	20.94%	to	23.38%
2018	984,608	$1.932603	to	$26.565284	$2,541,085	0.50%	to	2.50%	0.62%	to	0.69%	(9.47)%	to	(7.64)%
2017	1,186,020	$2.134848	to	$28.763884	$3,494,538	0.50%	to	2.50%	0.54%	to	0.56%	14.62%	to	16.93%
2016	1,453,799	$1.862571	to	$24.598765	$3,742,389	0.50%	to	2.50%	0.61%	to	0.64%	8.26%	to	10.45%
Lord Abbett Series Fund - Fundamental Equity Portfolio
2020	23,385	$21.435305	to	$26.897280	$606,555	0.50%	to	1.45%	0.89%	to	0.98%	0.31%	to	1.27%
2019	31,229	$21.369380	to	$26.561027	$782,705	0.50%	to	1.45%	0.99%	to	1.12%	19.77%	to	20.91%
2018	55,923	$17.842358	to	$21.967697	$1,163,402	0.50%	to	1.45%	1.40%	to	1.51%	(9.48)%	to	(8.61)%
2017	60,492	$19.639304	to	$24.038372	$1,385,575	0.50%	to	1.50%	—%	to	1.04%	10.90%	to	12.01%
2016	69,743	$17.709076	to	$21.460226	$1,432,057	0.50%	to	1.50%	1.14%	to	1.20%	14.02%	to	15.17%
Lord Abbett Series Fund - Dividend Growth Portfolio+
2020	86,706	$28.833806	to	$33.192977	$2,431,597	1.25%	to	2.40%	0.86%	to	0.94%	12.68%	to	13.98%
2019	115,080	$25.296771	to	$29.457917	$2,839,270	1.25%	to	2.40%	1.54%	to	1.73%	23.45%	to	24.88%
2018	138,237	$21.153997	to	$23.150651	$2,725,654	0.85%	to	2.70%	—%	to	—%	(7.21)%	to	(5.48)%
2017	145,762	$22.380222	to	$24.950037	$3,061,894	0.85%	to	2.70%	0.39%	to	0.43%	15.95%	to	18.12%
2016	183,230	$18.947640	to	$21.517417	$3,283,453	0.85%	to	2.70%	1.15%	to	2.46%	12.04%	to	14.13%
Lord Abbett Series Fund - Bond Debenture Portfolio
2020	382,840	$21.387305	to	$21.574761	$7,536,722	0.50%	to	2.70%	3.78%	to	4.48%	4.45%	to	6.77%
2019	402,768	$20.206957	to	$20.476753	$7,503,126	0.50%	to	2.70%	3.66%	to	3.80%	10.34%	to	12.79%
2018	458,967	$17.915732	to	$18.558562	$7,658,781	0.50%	to	2.70%	3.95%	to	4.27%	(6.58)%	to	(4.50)%
2017	549,121	$18.759450	to	$19.864893	$9,682,291	0.50%	to	2.70%	3.04%	to	4.10%	6.30%	to	8.67%
2016	567,672	$17.263252	to	$18.687005	$9,315,754	0.50%	to	2.70%	4.46%	to	6.07%	9.15%	to	11.57%
Lord Abbett Series Fund - Growth and Income Portfolio
2020	64,914	$19.077676	to	$24.849461	$1,198,609	1.25%	to	2.40%	1.59%	to	1.76%	0.26%	to	1.42%
2019	68,454	$18.810265	to	$24.784516	$1,256,255	1.25%	to	2.40%	1.41%	to	1.69%	19.59%	to	20.97%
2018	80,263	$20.724317	to	$21.464992	$1,223,586	0.50%	to	2.40%	—%	to	1.39%	(10.32)%	to	(8.60)%
2017	93,217	$23.110049	to	$23.485274	$1,576,087	0.50%	to	2.40%	1.37%	to	1.38%	10.69%	to	12.82%
2016	116,670	$20.817381	to	$20.877488	$1,754,696	0.50%	to	2.40%	1.41%	to	1.47%	14.34%	to	16.53%
MFS® Growth Series
2020	846,787	$54.121821	to	$61.875988	$27,262,576	0.50%	to	2.80%	—%	to	—%	28.22%	to	30.88%
2019	1,039,287	$42.210773	to	$47.276922	$25,902,364	0.50%	to	2.80%	—%	to	—%	34.34%	to	37.09%
2018	1,349,898	$31.421847	to	$34.485795	$25,065,303	0.50%	to	2.80%	—%	to	0.09%	(0.17)%	to	1.90%
2017	1,533,512	$31.474515	to	$34.422833	$28,375,046	0.30%	to	2.80%	—%	to	0.10%	27.78%	to	30.69%
2016	1,900,666	$24.631996	to	$26.339016	$26,796,913	0.30%	to	2.80%	—%	to	0.04%	(0.39)%	to	1.87%
MFS® Global Equity Series
2020	127,282	$31.180053	to	$43.333033	$4,228,819	0.85%	to	2.70%	0.94%	to	1.18%	10.27%	to	12.33%
2019	143,688	$28.276158	to	$38.576897	$4,257,184	0.85%	to	2.70%	1.07%	to	1.09%	27.09%	to	29.46%
2018	167,511	$22.248543	to	$29.797244	$3,884,571	0.85%	to	2.70%	0.78%	to	0.93%	(12.15)%	to	(10.51)%
2017	199,279	$25.325223	to	$33.295481	$5,247,444	0.85%	to	2.70%	0.81%	to	0.82%	20.77%	to	23.02%
2016	218,763	$20.970437	to	$27.065192	$4,771,582	0.85%	to	2.70%	0.94%	to	0.96%	4.49%	to	6.44%

MFS® Investors Trust Series
2020	1,591,266	$27.285498	to	$33.438558	$41,084,911	1.25%	to	2.80%	0.43%	to	0.63%	10.72%	to	12.19%
2019	1,799,987	$24.321045	to	$30.199846	$41,612,666	1.25%	to	2.80%	0.49%	to	0.68%	27.95%	to	29.62%
2018	2,130,444	$18.968143	to	$23.603351	$38,137,214	1.15%	to	2.80%	0.44%	to	0.64%	(8.10)%	to	(6.79)%
2017	2,583,712	$20.349036	to	$25.683454	$49,741,630	1.15%	to	2.80%	0.54%	to	0.72%	19.94%	to	21.62%
2016	3,098,037	$16.584360	to	$21.413220	$49,243,607	1.25%	to	2.80%	0.53%	to	0.86%	5.59%	to	6.97%
MFS® Mid Cap Growth Series
2020	1,035,201	$23.533536	to	$59.054337	$20,839,863	0.85%	to	2.75%	—%	to	—%	32.78%	to	35.33%
2019	1,282,549	$17.390355	to	$44.475488	$19,290,225	0.85%	to	2.75%	—%	to	—%	34.90%	to	37.49%
2018	1,259,139	$12.648609	to	$32.968847	$14,042,057	0.85%	to	2.75%	—%	to	—%	(1.51)%	to	0.38%
2017	1,343,451	$12.601001	to	$33.475229	$15,121,769	0.85%	to	2.75%	0.12%	to	0.12%	23.55%	to	25.92%
2016	1,572,628	$10.007009	to	$27.093650	$14,169,737	0.85%	to	2.75%	—%	to	—%	2.06%	to	4.02%
MFS® New Discovery Series
2020	702,069	$35.553185	to	$68.934908	$34,410,603	0.65%	to	2.80%	—%	to	—%	41.86%	to	44.64%
2019	869,411	$24.580273	to	$48.592365	$29,729,469	0.65%	to	2.80%	—%	to	—%	37.79%	to	40.36%
2018	1,032,226	$17.512382	to	$35.265658	$25,121,157	0.65%	to	2.80%	—%	to	—%	(4.20)%	to	(2.35)%
2017	1,236,454	$17.934518	to	$36.811059	$31,095,608	0.65%	to	2.80%	—%	to	—%	23.16%	to	25.51%
2016	1,483,583	$14.288949	to	$29.888778	$30,037,343	0.65%	to	2.80%	—%	to	—%	6.04%	to	8.09%
MFS® Total Return Series
2020	4,622,166	$21.389078	to	$25.440330	$116,231,983	0.50%	to	2.75%	0.50%	to	2.31%	6.83%	to	8.97%
2019	5,233,066	$20.020743	to	$23.346161	$121,775,278	0.50%	to	2.75%	1.96%	to	2.36%	17.12%	to	19.52%
2018	5,995,011	$17.094302	to	$19.533646	$118,370,706	0.50%	to	2.75%	2.00%	to	2.19%	(8.17)%	to	(6.34)%
2017	6,864,595	$18.615767	to	$20.856045	$146,002,086	0.50%	to	2.75%	2.18%	to	2.38%	9.25%	to	11.47%
2016	8,086,822	$17.039000	to	$18.710636	$155,634,755	0.50%	to	2.75%	2.68%	to	2.79%	6.14%	to	8.27%
MFS® Value Series
2020	1,459,021	$28.427263	to	$34.628548	$46,304,868	0.30%	to	2.80%	—%	to	1.62%	0.62%	to	2.91%
2019	1,549,300	$28.253107	to	$32.949434	$48,293,123	0.50%	to	2.80%	1.75%	to	2.13%	26.22%	to	28.86%
2018	1,889,807	$22.384386	to	$25.569995	$46,149,247	0.50%	to	2.80%	1.30%	to	1.58%	(12.57)%	to	(10.80)%
2017	2,233,173	$25.602921	to	$29.158588	$61,806,760	0.30%	to	2.80%	—%	to	1.92%	14.40%	to	17.00%
2016	2,651,324	$22.379369	to	$24.922682	$63,152,998	0.30%	to	2.80%	—%	to	2.08%	10.94%	to	13.43%
MFS® Total Return Bond Series
2020	3,727,026	$14.131653	to	$16.425026	$58,868,227	0.50%	to	2.80%	3.21%	to	3.45%	5.47%	to	7.63%
2019	4,023,444	$13.398268	to	$15.260070	$59,715,066	0.50%	to	2.80%	2.35%	to	3.48%	7.16%	to	9.37%
2018	4,542,725	$12.502604	to	$13.952486	$62,099,288	0.50%	to	2.80%	2.94%	to	3.30%	(3.82)%	to	(1.82)%
2017	5,299,312	$12.998837	to	$14.211206	$74,483,025	0.50%	to	2.80%	2.95%	to	3.37%	1.57%	to	3.66%
2016	5,749,097	$12.797583	to	$13.708924	$78,599,528	0.50%	to	2.80%	3.22%	to	3.40%	1.36%	to	3.49%
MFS® Research Series
2020	117,930	$37.951847	to	$38.721351	$3,925,925	0.85%	to	2.75%	0.72%	to	0.73%	13.43%	to	15.61%
2019	135,064	$33.458059	to	$33.494040	$3,924,633	0.85%	to	2.75%	0.78%	to	0.79%	29.34%	to	31.82%
2018	140,943	$25.408533	to	$25.867939	$3,137,820	0.85%	to	2.75%	0.69%	to	0.70%	(6.96)%	to	(5.18)%
2017	173,623	$26.796181	to	$27.804362	$4,116,069	0.85%	to	2.75%	1.35%	to	1.36%	20.02%	to	22.32%
2016	185,876	$21.905803	to	$23.165645	$3,649,101	0.85%	to	2.75%	0.76%	to	0.79%	5.79%	to	7.82%
MFS® High Yield Portfolio
2020	1,659,418	$11.979282	to	$13.868809	$21,424,100	0.85%	to	2.80%	5.62%	to	5.64%	2.19%	to	4.20%
2019	1,903,973	$11.723106	to	$13.310228	$23,817,976	0.85%	to	2.80%	5.72%	to	5.73%	11.64%	to	13.84%
2018	2,169,225	$10.500893	to	$11.692453	$24,065,291	0.85%	to	2.80%	5.64%	to	5.64%	(5.76)%	to	(3.90)%
2017	2,511,844	$11.142162	to	$12.166841	$29,269,488	0.85%	to	2.80%	6.10%	to	6.46%	3.74%	to	5.78%

2016	2,755,806	$10.740269	to	$11.501580	$30,652,921	0.85%	to	2.80%	6.73%	to	6.75%	10.68%	to	12.86%
BlackRock Managed Volatility V.I. Fund
2020	2,137,156	$10.148217	to	$10.503914	$22,178,204	0.30%	to	1.50%	3.68%	to	3.80%	1.71%	to	2.94%
2019	2,379,149	$9.977691	to	$10.204233	$24,088,424	0.30%	to	1.50%	3.16%	to	3.28%	0.33%	to	1.54%
2018♦	2,667,511	$9.944640	to	$10.049156	$26,709,637	0.30%	to	1.50%	1.51%	to	1.54%	(0.55)%	to	0.49%
BlackRock Global Allocation V.I. Fund
2020	2,918	$17.684316	to	$17.892685	$51,552	0.50%	to	0.75%	1.33%	to	1.33%	19.81%	to	20.11%
2019	2,963	$14.760724	to	$14.897373	$43,648	0.50%	to	0.75%	0.43%	to	0.62%	16.88%	to	17.17%
2018	16,962	$12.629451	to	$12.714556	$213,803	0.50	to	0.75	0.87%	to	0.87%	(8.27)%	to	(8.04)%
2017	17,028	$13.767961	to	$13.826114	$233,834	0.50	to	0.75	1.27%	to	1.29%	12.86%	to	13.14%
2016	16,468	$11.552461	to	$12.220278	$200,285	0.50	to	1.45	—%	to	1.27%	2.31%	to	3.29%
BlackRock S&P 500 Index V.I. Fund
2020	243,107	$13.778283	to	$14.240813	$3,421,627	0.30%	to	1.45%	1.48%	to	1.50%	16.23%	to	17.57%
2019	311,223	$11.854609	to	$12.112500	$3,742,173	0.30%	to	1.45%	1.86%	to	1.88%	29.09%	to	30.58%
2018♦	408,928	$9.183495	to	$9.276028	$3,780,185	0.30%	to	1.45%	0.36%	to	0.88%	(8.17)%	to	(7.24)%
BlackRock Large Cap Focus Growth V.I. Fund
2020	12,257	$36.770571	to	$42.109765	$519,637	1.75%	to	2.15%	—%	to	—%	40.69%	to	41.25%
2019	12,257	$26.032122	to	$41.386696	$369,102	1.75%	to	2.45%	—%	to	—%	29.49%	to	30.40%
2018	13,420	$19.963519	to	$31.961560	$321,178	1.75%	to	2.45%	—%	to	—%	0.52%	to	1.23%
2017	15,345	$19.721825	to	$31.796548	$363,831	1.75%	to	2.45%	0.02%	to	0.04%	26.42%	to	27.31%
2016	23,745	$15.491046	to	$25.150778	$443,860	1.75%	to	2.45%	0.76%	to	1.07%	5.27%	to	6.01%
BlackRock Equity Dividend V.I. Fund
2020	20,687	$22.268401	to	$24.467754	$497,388	0.50%	to	1.45%	2.02%	to	2.03%	2.08%	to	3.05%
2019	21,419	$21.814802	to	$23.742678	$500,702	0.50%	to	1.45%	1.81%	to	1.81%	25.63%	to	26.82%
2018	32,880	$17.364852	to	$18.720835	$608,215	0.50%	to	1.45%	1.68%	to	1.73%	(8.75)%	to	(7.88)%
2017	34,579	$19.029838	to	$20.321731	$695,324	0.50%	to	1.45%	1.45%	to	1.55%	14.81%	to	15.91%
2016	40,661	$16.574538	to	$17.532485	$705,620	0.50%	to	1.45%	1.46%	to	1.54%	14.39%	to	15.48%
Morgan Stanley VIF Core Plus Fixed Income Portfolio
2020	385	$12.606666	to	$12.606666	$4,856	1.70%	to	1.70%	2.62%	to	2.62%	5.74%	to	5.74%
2019	418	$11.922847	to	$11.922847	$4,990	1.70%	to	1.70%	0.88%	to	0.88%	8.75%	to	8.75%
2018	3,928	$10.963905	to	$10.963905	$43,069	1.70%	to	1.70%	2.31%	to	2.31%	(2.58)%	to	(2.58)%
2017	3,989	$11.254344	to	$11.254344	$44,894	1.70%	to	1.70%	2.91%	to	2.91%	4.11%	to	4.11%
2016	4,051	$10.810072	to	$10.810072	$43,794	1.70%	to	1.70%	1.67%	to	1.67%	4.08%	to	4.08%
Morgan Stanley VIF Growth Portfolio
2020	6,129	$54.631252	to	$60.685679	$346,829	1.35%	to	2.75%	—%	to	—%	110.89%	to	113.86%
2019	7,437	$25.904504	to	$28.376220	$199,204	1.35%	to	2.75%	—%	to	—%	27.91%	to	29.71%
2018	8,112	$20.252770	to	$21.877160	$169,019	1.35%	to	2.75%	—%	to	—%	4.39%	to	5.86%
2017	13,935	$19.401823	to	$20.666424	$280,826	1.35%	to	2.75%	—%	to	—%	38.95%	to	40.91%
2016	17,208	$13.963132	to	$14.666750	$247,562	1.35%	to	2.75%	—%	to	—%	(4.58)%	to	(3.24)%
Morgan Stanley VIF Discovery Portfolio
2020	33,408	$72.026905	to	$101.061146	$2,229,392	0.85%	to	2.70%	—%	to	—%	145.35%	to	149.91%
2019	54,855	$28.820599	to	$41.191212	$1,470,377	0.85%	to	2.70%	—%	to	—%	36.24%	to	38.78%
2018	70,508	$20.766699	to	$30.233586	$1,368,170	0.85%	to	2.70%	—%	to	—%	7.58%	to	9.59%
2017	83,954	$18.949179	to	$28.102860	$1,503,552	0.85%	to	2.70%	—%	to	—%	34.91%	to	37.43%
2016	99,265	$13.788729	to	$20.830859	$1,299,458	0.85%	to	2.70%	—%	to	—%	(11.27)%	to	(9.61)%
Invesco V.I. American Value Fund
2020	62,527	$17.226208	to	$21.150556	$1,238,222	0.85%	to	2.45%	0.65%	to	0.68%	(1.58)%	to	—%

2019	55,563	$17.503412	to	$21.149754	$1,107,422	0.85%	to	2.45%	0.42%	to	0.42%	21.70%	to	23.66%
2018	52,230	$14.382978	to	$17.103787	$851,161	0.85%	to	2.45%	0.19%	to	0.20%	(14.98)%	to	(13.60)%
2017	57,869	$16.916529	to	$19.797010	$1,098,112	0.85%	to	2.45%	0.55%	to	0.60%	7.03%	to	8.75%
2016	53,924	$15.805692	to	$18.203574	$950,108	0.85%	to	2.45%	0.12%	to	0.12%	12.43%	to	14.24%
BlackRock Capital Appreciation V.I. Fund
2020	9,699	$34.451234	to	$37.853614	$360,516	0.50%	to	1.45%	—%	to	—%	39.48%	to	40.81%
2019	13,349	$24.699361	to	$26.882304	$353,068	0.50%	to	1.45%	—%	to	—%	29.66%	to	30.89%
2018	22,896	$19.050058	to	$20.537687	$473,661	0.50%	to	1.45%	—%	to	—%	0.66%	to	1.62%
2017	26,551	$18.925560	to	$20.210434	$539,619	0.50%	to	1.45%	—%	to	—%	31.03%	to	32.28%
2016	36,553	$14.443338	to	$15.278228	$559,679	0.50%	to	1.45%	—%	to	—%	(1.57)%	to	(0.63)%
Columbia Variable Portfolio - Asset Allocation Fund+
2020	—	$1.873248	to	$20.500709	$—	1.70%	to	2.80%	2.70%	to	2.73%	(7.36)%	to	(6.99)%
2019	839,913	$2.014132	to	$22.130246	$1,844,058	1.70%	to	2.80%	2.00%	to	2.01%	17.79%	to	19.09%
2018	835,850	$1.691211	to	$18.787480	$1,566,412	1.70%	to	2.80%	1.45%	to	1.47%	(7.16)%	to	(6.13)%
2017	896,939	$1.801739	to	$20.236855	$1,931,134	1.70%	to	2.80%	1.59%	to	1.64%	12.43%	to	13.67%
2016	1,027,526	$1.585011	to	$17.999392	$1,929,599	1.70%	to	2.80%	2.22%	to	2.23%	2.45%	to	3.58%
Columbia Variable Portfolio - Dividend Opportunity Fund
2020	368,841	$15.867280	to	$17.647469	$6,246,855	1.70%	to	2.80%	—%	to	—%	(1.64)%	to	(0.56)%
2019	375,913	$16.132372	to	$17.746052	$6,431,800	1.70%	to	2.80%	—%	to	—%	20.65%	to	21.98%
2018	418,079	$13.371688	to	$14.548520	$5,878,021	1.70%	to	2.80%	—%	to	—%	(8.34)%	to	(7.32)%
2017	474,696	$14.587562	to	$15.697718	$7,236,021	1.70%	to	2.80%	—%	to	—%	11.22%	to	12.45%
2016	552,896	$13.115961	to	$13.959804	$7,528,292	1.70%	to	2.80%	—%	to	—%	10.53%	to	11.75%
Columbia Variable Portfolio - Income Opportunities Fund
2020	383,937	$11.985355	to	$13.056240	$4,858,372	1.70%	to	2.80%	4.74%	to	4.82%	2.97%	to	4.11%
2019	409,472	$11.639297	to	$12.540566	$5,000,820	1.70%	to	2.80%	5.04%	to	5.04%	13.25%	to	14.51%
2018	434,783	$10.277245	to	$10.951963	$4,653,102	1.70%	to	2.80%	5.00%	to	5.09%	(6.41)%	to	(5.38)%
2017	486,473	$10.981367	to	$11.574276	$5,519,773	1.70%	to	2.80%	6.23%	to	6.27%	3.62%	to	4.76%
2016	551,922	$10.598072	to	$11.048118	$6,004,460	1.70%	to	2.80%	10.70%	to	10.87%	7.87%	to	9.06%

Columbia Variable Portfolio - Mid Cap Growth Fund
2020	302,809	$24.560410	to	$26.651034	$7,794,103	1.70%	to	2.75%	—%	to	—%	31.75%	to	33.14%
2019	342,605	$18.641561	to	$20.017211	$6,651,243	1.70%	to	2.75%	—%	to	—%	31.51%	to	32.90%
2018	398,172	$14.174651	to	$15.061723	$5,835,021	1.70%	to	2.75%	—%	to	—%	(7.35)%	to	(6.38)%
2017	456,179	$15.299871	to	$16.087414	$7,176,535	1.70%	to	2.75%	—%	to	—%	19.65%	to	20.91%
2016	519,137	$12.787005	to	$13.304866	$6,786,779	1.70%	to	2.75%	—%	to	—%	(0.48)%	to	0.57%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund+
2020♦	214,460	$14.232850	to	$14.371001	$3,072,328	1.25%	to	2.75%	—%	to	—%	42.33%	to	43.71%
Invesco Oppenheimer V.I. Capital Appreciation Fund
2020	10,818	$26.045916	to	$30.380295	$316,315	1.25%	to	2.45%	—%	to	—%	32.94%	to	34.55%
2019	14,926	$19.591677	to	$22.579571	$323,703	1.25%	to	2.45%	—%	to	—%	32.56%	to	34.16%
2018	21,233	$14.779214	to	$16.830265	$344,548	1.25%	to	2.45%	—%	to	—%	(8.23)%	to	(7.12)%
2017	27,283	$16.105084	to	$18.121213	$478,267	1.25%	to	2.45%	0.01%	to	0.01%	23.44%	to	24.93%
2016	38,555	$13.046402	to	$14.504715	$543,614	1.25%	to	2.45%	0.11%	to	0.12%	(4.79)%	to	(3.64)%
Invesco Oppenheimer V.I. Global Fund
2020	162,861	$26.647038	to	$36.414905	$4,249,475	1.25%	to	2.70%	—%	to	0.43%	23.95%	to	25.76%
2019	199,080	$21.189468	to	$29.379437	$4,172,594	1.25%	to	2.70%	0.61%	to	0.64%	27.96%	to	29.82%
2018	229,247	$16.321785	to	$22.960360	$3,710,054	1.25%	to	2.70%	0.76%	to	0.77%	(15.70)%	to	(14.47)%

2017	285,296	$19.848103	to	$27.236947	$5,392,022	0.85%	to	2.70%	0.65%	to	0.76%	32.69%	to	35.17%
2016	317,145	$14.684228	to	$20.526498	$4,470,280	0.85%	to	2.70%	0.77%	to	0.77%	(2.82)%	to	(1.00)%
Invesco Oppenheimer V.I. Main Street Fund®++
2020	15,556	$22.967480	to	$28.199727	$409,190	0.85%	to	2.45%	—%	to	1.20%	10.94%	to	12.73%
2019	20,401	$20.702074	to	$25.014872	$477,680	0.85%	to	2.45%	0.81%	to	0.81%	28.55%	to	30.62%
2018	34,494	$16.103869	to	$19.150336	$621,775	0.85%	to	2.45%	0.90%	to	0.92%	(10.32)%	to	(8.88)%
2017	44,637	$17.957499	to	$21.015465	$884,787	0.85%	to	2.45%	—%	to	1.01%	13.81%	to	15.65%
2016	63,862	$17.541290	to	$24.640162	$1,126,233	1.25%	to	2.40%	0.75%	to	0.92%	8.66%	to	9.92%
Invesco Oppenheimer V.I. Main Street Small Cap Fund®++
2020	117,264	$31.647238	to	$40.307414	$3,450,766	0.85%	to	2.70%	0.37%	to	0.41%	16.45%	to	18.62%
2019	136,646	$26.678781	to	$34.613533	$3,415,306	0.85%	to	2.70%	—%	to	—%	22.78%	to	25.07%
2018	149,749	$21.331624	to	$28.192134	$3,020,033	0.85%	to	2.70%	0.06%	to	0.06%	(12.92)%	to	(11.30)%
2017	178,400	$24.047995	to	$32.376125	$4,081,297	0.85%	to	2.70%	0.62%	to	0.65%	10.88%	to	12.95%
2016	222,152	$21.291496	to	$29.199890	$4,535,693	0.85%	to	2.70%	0.25%	to	0.25%	14.54%	to	16.68%
Putnam VT Diversified Income Fund
2020	592,008	$15.872256	to	$18.576488	$8,688,645	0.85%	to	2.70%	6.60%	to	7.55%	(3.54)%	to	(1.74)%
2019	615,467	$16.153825	to	$19.259015	$9,252,244	0.85%	to	2.70%	3.18%	to	4.91%	8.27%	to	10.29%
2018	717,886	$14.646834	to	$17.788260	$9,883,469	0.85%	to	2.70%	3.74%	to	4.24%	(3.62)%	to	(1.82)%
2017	820,853	$14.918344	to	$18.456355	$11,591,824	0.85%	to	2.70%	5.34%	to	5.53%	4.27%	to	6.22%
2016	929,770	$14.045264	to	$17.700565	$12,444,852	0.85%	to	2.70%	7.02%	to	7.16%	2.61%	to	4.53%
Putnam VT Global Asset Allocation Fund
2020	24,907	$20.686324	to	$27.165979	$489,361	1.25%	to	2.40%	1.83%	to	1.85%	9.65%	to	10.91%
2019	29,135	$18.650633	to	$24.775815	$516,098	1.25%	to	2.40%	1.43%	to	2.46%	14.35%	to	15.68%
2018	33,425	$16.123119	to	$21.665735	$522,048	1.25%	to	2.40%	1.74%	to	1.83%	(9.46)%	to	(8.41)%
2017	35,413	$17.603743	to	$23.929053	$611,647	1.25%	to	2.40%	1.45%	to	1.45%	12.60%	to	13.90%
2016	45,602	$15.454823	to	$21.250834	$694,957	1.25%	to	2.40%	1.74%	to	2.21%	4.18%	to	5.39%
Putnam VT Growth Opportunities Fund
2020	49,345	$25.153216	to	$26.271547	$1,285,909	0.50%	to	1.45%	0.04%	to	0.05%	36.71%	to	38.02%
2019	77,427	$18.398600	to	$19.035053	$1,464,063	0.50%	to	1.45%	0.13%	to	0.14%	34.78%	to	36.06%
2018	121,008	$13.651188	to	$13.990078	$1,684,721	0.50%	to	1.45%	—%	to	—%	0.91%	to	1.87%
2017	141,273	$13.528598	to	$13.733316	$1,934,211	0.50%	to	1.45%	0.10%	to	0.11%	29.02%	to	30.25%
2016♦	184,130	$10.485674	to	$10.543823	$1,939,236	0.50%	to	1.45%	—%	to	—%	4.86%	to	5.44%
Putnam VT International Value Fund
2020	1,288	$9.245395	to	$10.114857	$12,451	1.25%	to	1.95%	2.48%	to	2.54%	1.93%	to	2.65%
2019	1,604	$9.853684	to	$16.020063	$15,079	1.25%	to	2.30%	2.42%	to	2.69%	17.49%	to	18.73%
2018	3,328	$8.299263	to	$13.635139	$27,231	1.25%	to	2.30%	1.91%	to	2.03%	(19.49)%	to	(18.64)%
2017	3,686	$10.200436	to	$16.935698	$37,194	1.25%	to	2.30%	1.41%	to	1.46%	21.86%	to	23.15%
2016	14,262	$8.283132	to	$13.897450	$114,925	1.25%	to	2.30%	1.55%	to	2.37%	(1.19)%	to	(0.15)%
Putnam VT International Equity Fund
2020	22,847	$12.820487	to	$17.866625	$278,342	0.85%	to	2.75%	1.57%	to	1.61%	9.06%	to	11.15%
2019	23,544	$11.534710	to	$16.382955	$261,063	0.85%	to	2.75%	1.37%	to	1.50%	21.76%	to	24.09%
2018	27,181	$9.295079	to	$13.454862	$244,772	0.85%	to	2.75%	1.34%	to	1.39%	(21.31)%	to	(19.80)%
2017	28,739	$11.589569	to	$17.098285	$324,315	0.85%	to	2.75%	0.41%	to	2.17%	23.15%	to	25.51%
2016	32,659	$8.913224	to	$13.884178	$294,529	1.25%	to	2.75%	3.35%	to	3.70%	(5.10)%	to	(3.67)%
Putnam VT Small Cap Value Fund
2020	7,887	$17.763636	to	$21.814143	$159,202	0.85%	to	2.45%	0.90%	to	1.08%	1.45%	to	3.08%
2019	8,731	$17.510173	to	$21.161632	$172,856	0.85%	to	2.45%	0.65%	to	0.71%	21.24%	to	23.19%

2018	10,583	$14.442914	to	$17.178045	$180,596	0.85%	to	2.45%	0.40%	to	0.40%	(21.87)%	to	(20.61)%
2017	12,307	$21.636201	to	$29.607146	$264,445	0.85%	to	2.70%	0.14%	to	0.70%	5.00%	to	6.96%
2016	13,471	$19.525830	to	$28.197366	$276,555	1.25%	to	2.70%	—%	to	1.05%	24.10%	to	25.91%
JPMorgan Insurance Trust Core Bond Portfolio
2020	1,465,094	$13.331159	to	$14.660277	$23,227,771	1.25%	to	2.40%	1.86%	to	1.94%	5.29%	to	6.51%
2019	1,648,066	$12.661550	to	$13.764758	$24,535,769	1.25%	to	2.40%	2.59%	to	2.88%	5.61%	to	6.83%
2018	1,995,834	$11.988878	to	$12.884475	$27,935,309	1.25%	to	2.40%	2.44%	to	2.46%	(2.32)%	to	(1.19)%
2017	2,305,493	$12.274080	to	$13.040154	$32,676,592	1.25%	to	2.40%	2.58%	to	2.63%	1.12%	to	2.29%
2016	2,561,530	$12.138605	to	$12.748775	$35,591,635	1.25%	to	2.40%	2.77%	to	2.84%	(0.31)%	to	0.85%
JPMorgan Insurance Trust U.S. Equity Portfolio
2020	99,087	$42.274157	to	$44.372926	$4,213,001	1.35%	to	2.40%	0.81%	to	0.83%	22.29%	to	23.58%
2019	121,796	$34.207190	to	$36.284271	$4,190,564	1.35%	to	2.40%	0.85%	to	0.97%	28.63%	to	29.99%
2018	135,928	$26.315372	to	$28.207466	$3,601,813	1.35%	to	2.40%	0.85%	to	0.86%	(8.39)%	to	(7.42)%
2017	167,507	$28.425441	to	$30.791075	$4,794,811	1.35%	to	2.40%	0.88%	to	0.91%	19.43%	to	20.69%
2016	208,022	$23.552269	to	$25.781403	$4,941,254	1.35%	to	2.40%	1.00%	to	1.01%	8.31%	to	9.45%
JPMorgan Insurance Trust Mid Cap Value Portfolio
2020	91,402	$31.030844	to	$33.710071	$2,840,486	1.35%	to	2.40%	1.23%	to	1.53%	(2.01)%	to	(0.98)%
2019	94,868	$31.336582	to	$34.401541	$2,981,581	1.35%	to	2.40%	1.57%	to	1.70%	23.76%	to	25.06%
2018	102,256	$25.056568	to	$27.797246	$2,570,558	1.35%	to	2.40%	0.99%	to	0.99%	(13.93)%	to	(13.02)%
2017	119,256	$28.806816	to	$32.295239	$3,453,381	1.35%	to	2.40%	0.81%	to	0.81%	11.07%	to	12.24%
2016	147,100	$25.665526	to	$29.077072	$3,791,920	1.35%	to	2.40%	0.87%	to	0.87%	11.98%	to	13.16%
Putnam VT Equity Income Fund
2020	795	$28.991681	to	$37.523333	$27,482	0.65%	to	0.75%	1.70%	to	2.34%	5.01%	to	5.12%
2019	1,740	$27.607823	to	$36.263155	$59,882	0.50%	to	0.75%	1.98%	to	2.07%	29.43%	to	29.75%
2018	4,859	$21.330168	to	$27.947538	$132,671	0.50%	to	0.75%	0.69%	to	0.69%	(9.17)%	to	(8.94)%
2017	5,059	$23.484207	to	$30.692956	$151,942	0.50%	to	0.75%	1.67%	to	1.67%	17.89%	to	18.18%
2016	5,229	$20.012284	to	$25.971361	$133,076	0.50%	to	1.45%	—%	to	1.79%	12.01%	to	13.08%
PIMCO VIT All Asset Portfolio
2020	926	$14.544835	to	$14.544835	$13,471	0.65%	to	0.65%	4.88%	to	4.88%	7.21%	to	7.21%
2019	933	$13.566822	to	$13.749444	$12,653	0.50%	to	0.65%	0.70%	to	2.40%	11.02%	to	11.19%
2018	10,520	$11.470489	to	$12.366123	$128,624	0.50%	to	1.45%	—%	to	3.03%	(6.81)%	to	(5.92)%
2017	11,313	$12.308429	to	$13.144011	$146,745	0.50%	to	1.45%	4.52%	to	4.55%	11.75%	to	12.81%
2016	11,674	$11.014586	to	$11.651192	$134,456	0.50%	to	1.45%	2.35%	to	2.53%	11.28%	to	12.34%
PIMCO StocksPLUS® Global Portfolio
2020	17,465	$16.885926	to	$18.553325	$318,189	0.50%	to	1.45%	1.09%	to	1.09%	11.41%	to	12.47%
2019	19,298	$15.156784	to	$16.496037	$313,216	0.50%	to	1.45%	1.52%	to	1.52%	25.69%	to	26.89%
2018	26,738	$12.058566	to	$13.000146	$343,496	0.50%	to	1.45%	1.53%	to	1.54%	(12.03)%	to	(11.19)%
2017	27,479	$13.707092	to	$14.637587	$397,931	0.50%	to	1.45%	3.31%	to	3.32%	21.22%	to	22.38%
2016	37,054	$11.307594	to	$11.961135	$438,441	0.50%	to	1.45%	5.01%	to	5.06%	6.20%	to	7.21%
Prudential Series Jennison 20/20 Focus Portfolio
2020	282	$4.069926	to	$40.601528	$8,206	1.55%	to	1.65%	—%	to	—%	28.28%	to	28.41%
2019	283	$2.970416	to	$31.619387	$6,405	1.55%	to	2.00%	—%	to	—%	25.86%	to	26.43%
2018	10,375	$2.360103	to	$25.010073	$28,898	1.55%	to	2.00%	—%	to	—%	(7.59)%	to	(7.17)%
2017	10,986	$2.553982	to	$27.660366	$32,831	1.40%	to	2.00%	—%	to	—%	27.18%	to	27.94%
2016	15,002	$2.008202	to	$21.619448	$54,270	1.40%	to	2.00%	—%	to	—%	(0.77)%	to	(0.18)%
Prudential Series Jennison Portfolio
2020	91,977	$3.776148	to	$31.769620	$405,829	1.40%	to	2.35%	—%	to	—%	51.96%	to	53.41%

2019	53,397	$2.484981	to	$20.709276	$171,776	1.40%	to	2.35%	—%	to	—%	29.74%	to	30.98%
2018	56,041	$1.915343	to	$15.811276	$147,309	1.40%	to	2.35%	—%	to	—%	(3.48)%	to	(2.55)%
2017	59,180	$1.984309	to	$16.225624	$165,240	1.40%	to	2.35%	—%	to	—%	32.97%	to	34.24%
2016	61,143	$1.492264	to	$12.087007	$133,406	1.40%	to	2.35%	—%	to	—%	(3.58)%	to	(2.66)%
Prudential Series Value Portfolio
2020	8,395	$2.045820	to	$2.337556	$18,825	1.40%	to	2.10%	—%	to	—%	1.01%	to	1.72%
2019	8,510	$2.025453	to	$2.298137	$18,809	1.40%	to	2.10%	—%	to	—%	22.97%	to	23.84%
2018	8,596	$1.647061	to	$1.855800	$15,378	1.40%	to	2.10%	—%	to	—%	(12.10)%	to	(11.48)%
2017	9,637	$1.873801	to	$2.096526	$19,583	1.40%	to	2.10%	—%	to	—%	14.09%	to	14.89%
2016	24,960	$1.642440	to	$1.824867	$44,591	1.40%	to	2.10%	—%	to	—%	8.65%	to	9.41%
Prudential Series SP International Growth Portfolio
2020	6,207	$2.088604	to	$2.088604	$12,962	1.40%	to	1.40%	—%	to	—%	29.75%	to	29.75%
2019	6,497	$1.609702	to	$1.609702	$10,458	1.40%	to	1.40%	—%	to	—%	30.07%	to	30.07%
2018	6,778	$1.237526	to	$1.237526	$8,388	1.40%	to	1.40%	—%	to	—%	(14.41)%	to	(14.41)%
2017	7,083	$1.278383	to	$1.445916	$10,241	1.40%	to	2.15%	—%	to	—%	32.54%	to	33.54%
2016	11,950	$0.964520	to	$1.082783	$12,396	1.40%	to	2.15%	—%	to	—%	(6.20)%	to	(5.49)%
ClearBridge Variable Dividend Strategy Portfolio
2020	1,240	$23.341136	to	$23.341136	$28,938	1.40%	to	1.40%	1.42%	to	1.42%	6.17%	to	6.17%
2019	1,364	$21.983695	to	$21.983695	$29,979	1.40%	to	1.40%	1.59%	to	1.59%	29.76%	to	29.76%
2018	1,262	$16.941486	to	$16.941486	$21,377	1.40%	to	1.40%	1.53%	to	1.53%	(6.18)%	to	(6.18)%
2017	1,375	$18.057513	to	$18.057513	$24,822	1.40%	to	1.40%	1.53%	to	1.53%	17.52%	to	17.52%
2016	1,385	$15.365722	to	$15.365722	$21,280	1.40%	to	1.40%	1.33%	to	1.33%	13.39%	to	13.39%
Western Asset Variable Global High Yield Bond Portfolio
2020	11,858	$2.919678	to	$2.919678	$34,621	1.40%	to	1.40%	3.96%	to	3.96%	5.83%	to	5.83%
2019	12,499	$2.758968	to	$2.758968	$34,485	1.40%	to	1.40%	5.23%	to	5.23%	12.80%	to	12.80%
2018	13,645	$2.445971	to	$2.445971	$33,375	1.40%	to	1.40%	5.26%	to	5.26%	(5.26)%	to	(5.26)%
2017	13,740	$2.581684	to	$2.581684	$35,473	1.40%	to	1.40%	5.31%	to	5.31%	7.14%	to	7.14%
2016	14,120	$2.409606	to	$2.409606	$34,023	1.40%	to	1.40%	4.76%	to	4.76%	14.00%	to	14.00%
Clearbridge Variable Large Cap Value Portfolio
2020	231,612	$3.059826	to	$3.059826	$708,691	1.40%	to	1.40%	1.38%	to	1.38%	3.79%	to	3.79%
2019	249,913	$2.948223	to	$2.948223	$736,798	1.40%	to	1.40%	1.78%	to	1.78%	27.09%	to	27.09%
2018	255,772	$2.319727	to	$2.319727	$593,321	1.40%	to	1.40%	1.54%	to	1.54%	(10.14)%	to	(10.14)%
2017	258,254	$2.512622	to	$2.581528	$666,689	1.40%	to	1.55%	0.05%	to	1.37%	13.07%	to	13.24%
2016	291,027	$2.222184	to	$2.279705	$662,586	1.40%	to	1.55%	1.43%	to	1.59%	11.26%	to	11.43%
Invesco V.I. Growth and Income Fund
2020	50,459	$21.900621	to	$24.651166	$1,119,528	0.85%	to	2.75%	1.93%	to	2.09%	(0.91)%	to	0.99%
2019	50,483	$21.686390	to	$24.878310	$1,102,666	0.85%	to	2.75%	1.55%	to	1.61%	21.47%	to	23.79%
2018	53,749	$17.518199	to	$20.481565	$953,026	0.85%	to	2.75%	1.78%	to	1.81%	(15.94)%	to	(14.32)%
2017	63,581	$20.446817	to	$24.364558	$1,314,368	0.85%	to	2.75%	1.22%	to	1.29%	10.94%	to	13.07%
2016	80,338	$18.083109	to	$21.961036	$1,494,723	0.85%	to	2.75%	0.90%	to	0.91%	16.19%	to	18.42%
Invesco V.I. Comstock Fund
2020	6,146	$26.997703	to	$31.529939	$174,527	1.35%	to	2.75%	1.87%	to	2.04%	(3.77)%	to	(2.41)%
2019	7,051	$28.055727	to	$32.309992	$207,704	1.35%	to	2.75%	1.65%	to	1.72%	21.56%	to	23.27%
2018	7,700	$23.080545	to	$26.211385	$185,014	1.35%	to	2.75%	1.40%	to	1.42%	(14.75)%	to	(13.54)%
2017	8,337	$27.072505	to	$30.317055	$233,473	1.35%	to	2.75%	1.95%	to	2.62%	14.39%	to	16.00%
2016	9,115	$23.667346	to	$26.135580	$218,390	1.35%	to	2.75%	1.33%	to	1.34%	13.81%	to	15.42%
Invesco V.I. American Franchise Fund

2020	635,624	$31.427475	to	$38.036567	$21,775,107	0.85%	to	2.80%	0.07%	to	0.07%	38.43%	to	41.15%
2019	755,188	$22.703518	to	$26.947741	$18,491,966	0.85%	to	2.80%	—%	to	—%	32.98%	to	35.60%
2018	780,554	$17.072275	to	$19.873018	$14,258,934	0.85%	to	2.80%	—%	to	—%	(6.29)%	to	(4.44)%
2017	895,002	$18.217547	to	$20.796354	$17,285,030	0.85%	to	2.80%	0.01%	to	0.08%	23.83%	to	26.26%
2016	991,273	$14.711905	to	$16.470522	$15,346,497	0.85%	to	2.80%	—%	to	—%	(0.56)%	to	1.40%
Invesco V.I. Mid Cap Growth Fund+
2020	—	$18.727962	to	$20.819202	$—	1.25%	to	2.75%	—%	to	—%	(0.90)%	to	(0.26)%
2019	115,973	$18.897727	to	$20.872439	$2,342,298	1.25%	to	2.75%	—%	to	—%	30.70%	to	32.34%
2018	142,335	$14.458749	to	$15.771615	$2,179,825	1.25%	to	2.75%	—%	to	—%	(8.15)%	to	(7.04)%
2017	167,537	$15.740859	to	$16.966627	$2,776,178	1.25%	to	2.75%	—%	to	—%	19.17%	to	20.63%
2016	194,581	$13.208587	to	$14.065558	$2,687,446	1.25%	to	2.75%	—%	to	—%	(1.98)%	to	(0.68)%
Wells Fargo VT Index Asset Allocation Fund
2020	4,539	$3.084251	to	$30.000358	$30,544	1.35%	to	2.10%	0.82%	to	0.82%	14.17%	to	15.03%
2019	4,763	$2.681360	to	$26.277674	$27,979	1.35%	to	2.10%	1.09%	to	1.09%	17.66%	to	18.55%
2018	5,013	$2.261876	to	$22.333438	$25,491	1.35%	to	2.10%	0.98%	to	0.98%	(4.92)%	to	(4.21)%
2017	5,077	$2.361191	to	$23.489624	$27,524	1.35%	to	2.10%	0.75%	to	0.75%	9.92%	to	10.74%
2016	5,133	$2.132126	to	$21.370472	$25,604	1.35%	to	2.10%	0.88%	to	0.89%	5.43%	to	6.23%
Wells Fargo VT International Equity Fund
2020	400,477	$1.189636	to	$11.046527	$702,607	1.25%	to	2.20%	2.92%	to	3.19%	2.61%	to	3.59%
2019	418,205	$1.159414	to	$10.664198	$698,915	1.25%	to	2.20%	3.31%	to	4.20%	12.99%	to	14.07%
2018	475,002	$1.026115	to	$9.348948	$696,265	1.25%	to	2.20%	11.84%	to	11.93%	(18.67)%	to	(17.89)%
2017	530,559	$1.261646	to	$11.386150	$936,757	1.25%	to	2.20%	3.03%	to	3.92%	22.14%	to	23.31%
2016	646,667	$8.305074	to	$9.234000	$884,469	1.25%	to	2.45%	—%	to	3.71%	0.75%	to	1.97%
Wells Fargo VT Small Cap Growth Fund
2020	27,518	$40.486664	to	$44.089234	$1,131,401	0.65%	to	2.50%	—%	to	—%	54.20%	to	56.76%
2019	30,832	$26.256695	to	$28.124965	$811,834	0.65%	to	2.50%	—%	to	—%	22.22%	to	24.02%
2018	38,654	$21.482856	to	$22.677432	$842,866	0.65%	to	2.50%	—%	to	—%	(1.03)%	to	0.65%
2017	41,722	$21.706710	to	$22.530277	$910,299	0.65%	to	2.50%	—%	to	—%	23.03%	to	25.04%
2016	47,614	$17.361509	to	$18.018017	$841,126	0.65%	to	2.75%	—%	to	—%	5.17%	to	7.05%
Wells Fargo VT Discovery Fund
2020	246	$66.999860	to	$66.999860	$16,455	1.35%	to	1.35%	—%	to	—%	60.47%	to	60.47%
2019	261	$41.751703	to	$41.751703	$10,902	1.35%	to	1.35%	—%	to	—%	37.16%	to	37.16%
2018	276	$30.440346	to	$30.440346	$8,409	1.35%	to	1.35%	—%	to	—%	(8.31)%	to	(8.31)%
2017	278	$33.198862	to	$33.198862	$9,240	1.35%	to	1.35%	—%	to	—%	27.40%	to	27.40%
2016	280	$26.058826	to	$26.058826	$7,307	1.35%	to	1.35%	—%	to	—%	6.20%	to	6.20%
Wells Fargo VT Opportunity Fund
2020	171,301	$26.997501	to	$33.154804	$5,111,405	0.50%	to	2.70%	0.65%	to	0.71%	18.09%	to	20.72%
2019	202,727	$22.860939	to	$27.464284	$5,077,332	0.50%	to	2.70%	0.54%	to	0.56%	28.30%	to	31.15%
2018	247,481	$17.817813	to	$20.940590	$4,780,656	0.50%	to	2.70%	0.43%	to	0.44%	(9.41)%	to	(7.39)%
2017	312,160	$19.668343	to	$22.612128	$6,589,273	0.50%	to	2.70%	0.92%	to	0.93%	17.51%	to	20.12%
2016	390,053	$16.737469	to	$18.824251	$6,934,766	0.50%	to	2.70%	2.31%	to	2.32%	9.52%	to	11.96%
MFS® Core Equity Portfolio
2020	254,904	$18.600633	to	$20.147433	$4,991,587	1.35%	to	2.70%	0.72%	to	0.87%	15.55%	to	17.12%
2019	286,811	$16.097983	to	$17.202882	$4,811,914	1.35%	to	2.70%	0.46%	to	0.66%	29.65%	to	31.41%
2018	344,157	$12.416933	to	$13.091312	$4,416,800	1.35%	to	2.70%	0.15%	to	0.69%	(6.39)%	to	(5.12)%
2017	372,778	$13.265075	to	$13.797841	$5,067,714	1.35%	to	2.70%	0.63%	to	0.88%	21.50%	to	23.15%
2016	419,240	$10.917513	to	$11.257684	$4,652,446	1.10%	to	2.70%	0.78%	to	0.86%	8.41%	to	10.16%

MFS® Massachusetts Investors Growth Stock Portfolio
2020	359,294	$20.585652	to	$22.899150	$7,803,310	0.95%	to	2.75%	0.45%	to	0.46%	19.20%	to	21.37%
2019	432,582	$17.269454	to	$18.867637	$7,808,640	0.95%	to	2.75%	0.58%	to	0.58%	36.16%	to	38.63%
2018	449,732	$12.683437	to	$13.398507	$5,912,521	1.35%	to	2.75%	0.54%	to	0.56%	(1.93)%	to	(0.54)%
2017	530,023	$12.932622	to	$13.471689	$7,033,724	1.35%	to	2.75%	0.55%	to	0.65%	24.94%	to	26.70%
2016	613,346	$10.350730	to	$10.683492	$6,458,277	1.10%	to	2.75%	0.59%	to	0.60%	3.20%	to	4.91%
MFS® Research International Portfolio
2020	528,591	$12.981200	to	$14.569220	$7,287,565	0.85%	to	2.80%	2.07%	to	2.09%	9.83%	to	11.99%
2019	616,788	$11.819708	to	$13.009415	$7,663,349	0.85%	to	2.80%	1.48%	to	1.49%	24.51%	to	26.96%
2018	707,473	$9.493017	to	$10.246844	$6,988,607	0.85%	to	2.80%	1.49%	to	1.50%	(16.50)%	to	(14.85)%
2017	826,341	$11.368649	to	$12.034167	$9,677,041	0.85%	to	2.80%	1.84%	to	1.89%	24.75%	to	27.21%
2016	1,020,912	$9.113093	to	$9.460449	$9,488,547	0.85%	to	2.80%	1.63%	to	1.64%	(3.44)%	to	(1.54)%
Columbia Variable Portfolio - Large Cap Growth Fund
2020	368,969	$21.120145	to	$22.260196	$8,065,488	1.70%	to	2.80%	—%	to	—%	31.02%	to	32.47%
2019	442,481	$16.120179	to	$16.804571	$7,325,381	1.70%	to	2.80%	—%	to	—%	32.15%	to	33.61%
2018	504,458	$12.198087	to	$12.577042	$6,270,725	1.70%	to	2.80%	—%	to	—%	(6.59)%	to	(5.56)%
2017	577,359	$13.058934	to	$13.317231	$7,631,383	1.70%	to	2.80%	—%	to	—%	24.60%	to	25.98%
2016♦	640,820	$10.480645	to	$10.571146	$6,752,146	1.70%	to	2.80%	—%	to	—%	4.81%	to	5.71%
Columbia Variable Portfolio - Overseas Core Fund
2020	357,587	$12.554366	to	$13.232276	$4,622,204	1.70%	to	2.80%	1.44%	to	1.45%	5.82%	to	6.99%
2019	372,958	$11.863683	to	$12.367530	$4,530,825	1.70%	to	2.80%	1.79%	to	1.81%	21.70%	to	23.04%
2018	415,075	$9.748587	to	$10.051567	$4,116,686	1.70%	to	2.80%	2.52%	to	2.55%	(19.11)%	to	(18.22)%
2017	446,682	$12.051765	to	$12.290283	$5,443,403	1.70%	to	2.80%	1.86%	to	1.90%	23.67%	to	25.04%
2016♦	510,759	$9.744961	to	$9.829212	$5,001,617	1.70%	to	2.80%	1.08%	to	1.10%	(2.55)%	to	(1.71)%
CTIVP® - Loomis Sayles Growth Fund
2020	315,664	$21.335639	to	$22.433566	$6,941,825	1.70%	to	2.75%	—%	to	—%	28.35%	to	29.71%
2019	347,697	$16.622505	to	$17.295422	$5,917,925	1.70%	to	2.75%	—%	to	—%	28.19%	to	29.54%
2018	380,358	$12.967579	to	$13.351777	$5,019,678	1.70%	to	2.75%	—%	to	—%	(5.05)%	to	(4.04)%
2017	407,908	$13.656632	to	$13.914318	$5,632,950	1.70%	to	2.75%	—%	to	—%	29.43%	to	30.79%
2016♦	452,246	$10.551696		$10.638654	$4,794,952	1.70%		2.75%	—%		—%	5.52%		6.39%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.
***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

♦ Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized.

++ See Note 8 for additional information related to this Sub-Account.

7. Subsequent Events:

On January 18, 2021 the Sponsor Company’s indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, entered into a definitive agreement to merge Hopmeadow Holdings LP with a subsidiary of Sixth Street, a leading global investment firm. The merger is subject to regulatory approvals and other customary closing conditions and is expected to close in the second quarter of 2021. If consummated, the merger would result in a change of ownership and control of the Sponsor Company.

Management has evaluated events subsequent to December 31, 2020 and through April 21, 2021, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

8. Restatement of Invesco Oppenheimer V.I. Main Street Fund® and Invesco Oppenheimer V.I. Main Street Small Cap Fund® Sub-Account for the period ended December 31, 2019 :

Based on accounting review and validation procedures in connection with the financial reporting process and subsequent to reporting the December 31, 2019 financial statements, the Sponsor Company identified that the results of the Invesco Oppenheimer V.I. Main Street Fund® and Invesco Oppenheimer V.I. Main Street Small Cap Fund® were inadvertently mislabeled. The 2019 results of the Invesco Oppenheimer V.I. Main Street Fund® and Invesco Oppenheimer V.I. Main Street Small Cap Fund® have been updated to reflect the activity in this Account.

Talcott Resolution Life Insurance Company and Subsidiaries
Audited Financial Statements
As of December 31, 2020 and December 31, 2019 (Successor Company)
For the years ended December 31, 2020 and 2019 (Successor Company), the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

Description	Page
Report of Independent Registered Public Accounting Firm	F-3
Consolidated Statements of Operations — For the Years Ended December 31, 2020 and 2019 (Successor Company), For the Period of June 1, 2018 to December 31, 2018 (Successor Company) and For the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)
F-6
Consolidated Statements of Comprehensive Income (Loss) — For the Years Ended December 31, 2020 and 2019 (Successor Company), For the Period of June 1, 2018 to December 31, 2018 (Successor Company) and For the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)	F-7
Consolidated Balance Sheets — As of December 31, 2020 and 2019 (Successor Company)	F-8
Consolidated Statements of Changes in Stockholder's Equity — For the Years Ended December 31, 2020 and 2019 (Successor Company), For the Period of June 1, 2018 to December 31, 2018 (Successor Company) and For the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)	F-9
Consolidated Statements of Cash Flows — For the Years Ended December 31, 2020 and 2019 (Successor Company), For the Period of June 1, 2018 to December 31, 2018 (Successor Company) and For the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)	F-10
Notes to Consolidated Financial Statements	F-11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Talcott Resolution Life Insurance Company
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2020 and 2019, the related consolidated statements of operations, comprehensive income (loss), changes in stockholder's equity, and cash flows, for the years ended December 31, 2020 and December 31, 2019 and the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company), and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years ended December 31, 2020 and December 31, 2019 and the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company), in conformity with accounting principles generally accepted in the United States of America.
Emphasis of Matters
As discussed in Note 1 to the financial statements, the Company's direct parent, Talcott Resolution Life, Inc., was acquired by Hopmeadow Holdings, LP on May 31, 2018. The Company elected to apply pushdown accounting by applying the guidance permitted under Accounting Standards Codification Topic 805, Business Combinations.
As discussed in Note 15 to the financial statements, on January 18, 2021, the Company's indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, entered into a definitive agreement to merge Hopmeadow Holdings LP with a subsidiary of Sixth Street. The merger is subject to regulatory approvals and other customary closing conditions. If consummated, the merger would result in a change of ownership and control of the Company and its life and annuity operating subsidiaries.
Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Future Policy Benefits, Embedded Derivatives and Amortization of Value of Business Acquired— Refer to Notes 1, 2, 4, 6 and 7 to the Consolidated Financial Statements
Critical Audit Matter Description
The Company’s products include universal life-type annuity contracts with guarantees that result in death and other insurance benefit liabilities to the Company. These liabilities are reported as a component of Reserves for Future Policy Benefits.
Certain annuity contracts offered riders with guaranteed minimum withdrawal benefits, the non-life contingent portion of which are accounted for as embedded derivatives and are reported as a component of Other Policyholder Funds and Benefits Payable.
Value of business acquired (VOBA) is an intangible asset, and represents an estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts. VOBA is amortized over the estimated gross profits of those acquired contracts.
The valuation of the reserves for such future policy benefits, valuation of embedded derivatives included within other policyholder funds, and the amortization of VOBA are measured based on actuarial methodologies and underlying economic and future policyholder behavior assumptions. Significant judgment is involved in the selection of the assumptions used to determine the valuation of the reserves for such future policy benefits, in the methods and assumptions used in the valuation of embedded derivatives, and the estimated gross profits used in the valuation of the amortization of VOBA. The principal assumptions include mortality, lapse, withdrawal, persistency, expenses, and interest rates.
Given the high level of estimation uncertainty of management’s actuarial assumptions, performing audit procedures to evaluate these assumptions required a high degree of auditor judgment and an increased extent of effort, including the need to involve our actuarial specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing assumptions used by management to estimate the valuation of future policy benefits, valuation of embedded derivatives and amortization of VOBA included the following, among others:
•We tested the effectiveness of management’s controls over the assumption setting process.
•We tested the completeness and accuracy of the underlying data that served as the basis for the assumptions.
•With the assistance of our actuarial specialists, we evaluated the appropriateness of the assumptions and methodologies used by management.
•With the assistance of our actuarial specialists, on a sample basis, we developed independent estimates of the valuations derived from those assumptions and methodologies and compared our estimates to management’s estimates.
Investments in Fixed Maturities Classified as Available-for-Sale and Freestanding Derivatives — Refer to Notes 2, 3 and 4 to the consolidated financial statements
Critical Audit Matter Description
Investments in fixed maturities classified as available-for-sale are reported at fair value in the consolidated financial statements. Freestanding derivatives, which are reported in other investments or other liabilities, as appropriate, after considering the impact of master netting agreements, are also reported at fair value in the consolidated financial statements. Where fair values cannot be determined based on observable inputs, management uses unobservable inputs, such as credit spreads, equity volatility and interest rates beyond the observable curve, requiring judgment by management to determine the estimated fair value.
We identified investments in fixed maturities classified as available-for-sale and freestanding derivatives as a critical audit matter because of the unobservable inputs management uses to estimate fair value. Auditing these unobservable inputs used by management required a high degree of auditor judgment, and an increased extent of effort, including the need to involve our fair value specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing the valuation of fixed maturities classified as available-for-sale and freestanding derivatives included the following, among others:
•We tested the effectiveness of management’s controls over the determination of fair value.
•We evaluated management’s valuation methodology and the reasonableness of the unobservable inputs.

•With assistance of our fair value specialists, on a sample basis, we developed independent fair value estimates and compared our estimates to management’s estimates.

/s/ DELOITTE & TOUCHE LLP

Hartford, CT
February 25, 2021

We have served as the Company’s auditor since 2002.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Operations

	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
(In millions)	2020	2019
Revenues
Fee income and other	$741	$821	$502	$381
Earned premiums	35	42	31	42
Net investment income	816	924	509	520
Net realized capital gains (losses)	(74)	(275)	142	(107)
Amortization of deferred reinsurance gain	53	59	38	—
Total revenues	1,571	1,571	1,222	836
Benefits, losses and expenses
Benefits, loss and loss adjustment expenses	626	760	415	534
Amortization of deferred policy acquisition costs ("DAC") and value of business acquired ("VOBA")	50	(25)	98	16
Insurance operating costs and other expenses	364	423	235	183
Other intangible asset amortization	6	5	4	—
Dividends to policyholders	60	5	2	2
Total benefits, losses and expenses	1,106	1,168	754	735
Income before income taxes	465	403	468	101
Income tax expense	66	44	59	7
Net income	$399	$359	$409	$94
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss)

	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
(In millions)	2020	2019
Net income	$399	$359	$409	$94
Other comprehensive income (loss):
Change in net unrealized gain on fixed maturities	565	890	(173)	(430)
Change in unrealized losses on fixed maturities, AFS for which an allowance for credit losses ("ACL") has been recorded	—
Change in net gain on cash-flow hedging instruments	(1)	—	—	(18)
Change in foreign currency translation adjustments	—	(2)	2	1
OCI, net of tax	564	888	(171)	(447)
Comprehensive income (loss)	$963	$1,247	$238	$(353)
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets

	Successor Company
	As of December 31,
(In millions, except for share data)	2020	2019
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (net of ACL of $1 and $0, respectively) (amortized cost of $13,137 and $13,020, respectively)	$14,875	$13,988
Equity securities, at fair value	65	45
Mortgage loans (net of ACL of $17 and $0, respectively)	2,092	2,241
Policy loans, at outstanding balance	1,452	1,467
Limited partnerships and other alternative investments	999	939
Other investments	24	40
Short-term investments	802	550
Total investments	20,309	19,270
Cash	40	128
Premiums receivable and agents’ balances, net	10	12
Reinsurance recoverables (net of ACL of $7 and $0, respectively)	27,455	28,824
VOBA	586	696
Deferred income taxes, net	478	681
Other intangible assets	40	46
Other assets	345	481
Separate account assets	109,625	104,575
Total assets	$158,888	$154,713
Liabilities
Reserve for future policy benefits	$18,625	$18,465
Other policyholder funds and benefits payable	25,307	27,161
Other liabilities	2,146	1,960
Separate account liabilities	109,625	104,575
Total liabilities	155,703	152,161
Commitments and Contingencies (Note 11)
Stockholder’s Equity
Common stock—1,000 shares authorized, issued and outstanding, par value $5,690	6	6
Additional paid-in capital	1,761	1,761
Accumulated other comprehensive income ("AOCI"), net of tax	1,281	717
Retained earnings	137	68
Total stockholder’s equity	3,185	2,552
Total liabilities and stockholder’s equity	$158,888	$154,713
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Stockholder's Equity

For the Year Ended December 31, 2020 (Successor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Equity
Balance, beginning of period	$6	$1,761	$717	$68	$2,552
Cumulative effect of accounting changes, net of tax	—	—	—	(11)	(11)
Adjusted balance, beginning of period	6	1,761	717	57	2,541
Net income	—	—	—	399	399
Total other comprehensive income	—	—	564	—	564
Dividends paid	—	—	—	(319)	(319)
Balance, end of period	$6	$1,761	$1,281	$137	$3,185

For the Year Ended December 31, 2019 (Successor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Equity
Balance, beginning of period	$6	$1,761	$(171)	$409	$2,005
Net income	—	—	—	359	359
Total other comprehensive income	—	—	888	—	888
Dividends paid	—	—	—	(700)	(700)
Balance, end of period	$6	$1,761	$717	$68	$2,552

For the Period of June 1, 2018 to December 31, 2018 (Successor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Loss	Retained Earnings	Total Equity
Balance, beginning of period	$6	$1,761	$—	$—	$1,767
Net income	—	—	—	409	409
Total other comprehensive loss	—	—	(171)	—	(171)
Balance, end of period	$6	$1,761	$(171)	$409	$2,005

For the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Equity
Balance, beginning of period	$6	$3,539	$1,023	$2,112	$6,680
Cumulative effect of accounting changes, net of tax	—	—	182	(182)	—
Adjusted balance, beginning of period	6	3,539	1,205	1,930	6,680
Net income	—	—	—	94	94
Total other comprehensive loss	—	—	(447)	—	(447)
Capital contributions to parent	—	(619)	—	—	(619)
Capital contributions from parent	—	102	—	—	102
Balance, end of period	$6	$3,022	$758	$2,024	$5,810
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows

	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
(In millions)	2020	2019
Operating Activities
Net income	$399	$359	$409	$94
Adjustments to reconcile net income to net cash provided by (used for) operating activities
Net realized capital (gains) losses	74	275	(142)	107
Amortization of deferred reinsurance gain	(53)	(59)	(38)	—
Amortization of DAC and VOBA	50	(25)	98	16
Additions to DAC and VOBA	—	—	—	(1)
Depreciation and (accretion) amortization	69	51	31	(1)
Other operating activities, net	259	205	63	131
Change in assets and liabilities:
Increase in reinsurance recoverables	(331)	(272)	(990)	(2)
Decrease in accrued and deferred income taxes	54	51	29	274
Increase (decrease) in reserve for future policy benefits and unearned premiums	160	141	(503)	45
Net changes in other assets and other liabilities	185	(169)	302	(60)
Net cash provided by (used for) operating activities	866	557	(741)	603
Investing Activities
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	2,824	3,498	3,303	4,397
Equity securities, at fair value	7	213	68	49
Mortgage loans	373	257	101	116
Partnerships	77	134	83	188
Payments for the purchase of:
Fixed maturities, available-for-sale	(2,866)	(2,589)	(3,024)	(2,447)
Equity securities, at fair value	(26)	(5)	(10)	(25)
Mortgage loans	(242)	(413)	(323)	(86)
Partnerships	(134)	(156)	(97)	(80)
Net proceeds from (payments for) repurchase agreements program	(16)	19	(22)	—
Net proceeds from (payments for) derivatives	143	(272)	(303)	(200)
Net increase (decrease) in policy loans	15	(26)	18	(26)
Net sales of property and equipment	—	—	—	44
Net proceeds from (payments for) short-term investments	(234)	288	1,770	(1,494)
Other investing activities, net	(10)	8	16	27
Net cash provided by (used for) investing activities	(89)	956	1,580	463
Financing Activities
Deposits and other additions to investment and universal life-type contracts	1,971	2,168	1,959	1,782
Withdrawals and other deductions from investment and universal life-type contracts	(9,627)	(11,074)	(10,173)	(9,206)
Net transfers from separate accounts related to investment and universal life-type contracts	7,117	8,202	7,360	6,999
Decrease in securities loaned or sold under agreements to repurchase	(7)	(204)	(11)	(406)
Dividends paid	(319)	(700)	—	—
Return of capital to parent	—	—	—	(517)
Net repayments at maturity or settlement of consumer notes	—	—	—	(8)
Net cash used for financing activities	(865)	(1,608)	(865)	(1,356)
Foreign exchange rate effect on cash	—	2	—	—
Net decrease in cash	(88)	(93)	(26)	(290)
Cash — beginning of year	128	221	247	537
Cash — end of year	$40	$128	$221	$247
Supplemental Disclosure of Cash Flow Information
Income taxes received	$—	$25	$17	$271
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in millions, unless otherwise stated)

1. Basis of Presentation and Significant Accounting Policies
Basis of Presentation
Talcott Resolution Life Insurance Company, formerly Hartford Life Insurance Company, (together with its subsidiaries, “TL,” “Company,” “we” or “our”) is a provider of insurance and investment products in the United States (“U.S.”) and is a wholly-owned subsidiary of Talcott Resolution Life, Inc., a Delaware corporation ("TLI"). Hopmeadow Holdings LP (“Hopmeadow Holdings", or "HHLP ”) is the ultimate parent of the Company.
The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.
On May 31, 2018 the Company's indirect parent, Hartford Holding, Inc. ("HHI") completed the sale of the Company's parent to a group of investors led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group ("Global Atlantic"), Pine Brook and J. Safra Group. Although Talcott Resolution Life Insurance Company is no longer affiliated with The Hartford Financial Services Group, Inc. ("The Hartford") or any of its subsidiaries, The Hartford retained a 9.7 percent ownership interest in HHLP ("Talcott Resolution Sale Transaction").
In conjunction with the sale, the Company entered into a transition services agreement with The Hartford for a period up to three years to provide general ledger, cash management, and information technology infrastructure services. In 2020, the transition services agreement was completed as all supported services have fully transitioned to the Company. In March, 2019, a five year administrative services agreement was entered into for investment accounting services which replaced the services previously provided under the transition services agreement.
HHLP’s May 31, 2018 acquisition of TLI was accounted for by HHLP using business combination accounting. Under this method, the purchase price paid by the investor group was assigned to the identifiable assets acquired and liabilities assumed as of the acquisition date based on their fair value. The Company elected to apply "pushdown" accounting by applying the guidance permitted under Accounting Standards Codification (“ASC”) Topic 805 Business Combinations. By the application of pushdown accounting, the Company’s assets, liabilities and equity were accordingly adjusted to fair value on May 31, 2018 which generated both intangible assets and Value of Business Acquired (“VOBA”). Determining the fair value of certain assets acquired and liabilities assumed is judgmental in nature and often involves the use of significant estimates and assumptions. Due to the application of pushdown accounting, TL’s financial statements and footnote disclosures are presented in two distinct periods to indicate the application of two different bases of accounting. The periods prior to June 1, 2018 are identified herein as “Predecessor,” while the periods subsequent to HHLP’s acquisition of TLI are identified as “Successor.” As a result of the change in the basis of accounting from historical GAAP to reflect HHLP’s purchase cost, the financial statements for the Predecessor period are not comparable to the Successor periods.
On June 1, 2018, TL executed reinsurance agreements to reinsure certain fixed immediate and deferred annuity contracts, variable payout separate account annuity contracts, standard mortality structured settlements, and period certain structured settlement annuity contracts ("Commonwealth Annuity Reinsurance Agreement") to Commonwealth Annuity and Life Insurance Company ("Commonwealth"), a subsidiary of Global Atlantic which is a member of the acquiring investment group. TL reinsured an 85% quota share, except 75% for standard mortality structured settlements, in exchange for a $357 ceding commission that was fixed based on reinsuring approximately $9.3 billion of reserves as of December 31, 2016, plus annuitizations through closing and annuitizations from market value adjusted annuities post-close. The reinsurance agreement was executed after the Talcott Resolution Sale Transaction, and as such, the accounting for the agreement was recorded after the TL balance sheet was adjusted to fair value in purchase and pushdown accounting. A deferred gain, net of amortization, of $878 is recorded in Other liabilities on the Consolidated Balance Sheet related to this reinsurance agreement and will be amortized over the life of the underlying policies reinsured.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
COVID 19 Update
The impact of the outbreak and continuing spread of the novel coronavirus (“COVID-19”) and the related disruption to the worldwide economy continues to affect companies across all industries. For the year ended December 31, 2020 (Successor Company), the COVID-19 pandemic did have varying impacts on components of revenue, however, there was no overall impact as revenues were flat year over year. The duration and impact of the COVID-19 public health crisis on financial markets, overall economy and our operations remain uncertain, as is the efficacy of government and central bank interventions. The Company successfully transitioned to a fully remote work environment in March of 2020 and remains fully remote with minimal disruption to our operations. As further discussed in this document, the Company’s financial performance is dependent on financial market conditions and potential newly emergent trends in mortality and policyholder behavior as a result of the COVID-19 public health crisis. As such, the Company continues to be unable to quantify its impact on the financial results and operations in future periods.
Consolidation
The Consolidated Financial Statements include the accounts of TL and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. Entities in which TL has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. All intercompany transactions and balances between TL and its subsidiaries have been eliminated.
Use of Estimates
The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from those estimates.
The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets (including VOBA) and liabilities associated with variable annuity and other universal life-type contracts; evaluation of credit losses on fixed maturities, AFS and ACL on mortgage loans; living benefits required to be fair valued; valuation of investments and derivative instruments; valuation allowance on deferred tax assets; amortization of the deferred gain on reinsurance; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the Consolidated Financial Statements. The ultimate extent to which the COVID-19 pandemic will directly impact the Company's business, results of operations and financial condition will depend on future developments that are highly uncertain. Actual results may differ from these estimates.
Reclassifications
Certain reclassifications have been made to prior year financial information to conform to the current year presentation.
Adoption of New Accounting Standards
Reclassification of Effect of Tax Rate Change from AOCI to Retained Earnings
In February 2018, the FASB issued new accounting guidance for the effect on deferred tax assets and liabilities related to items recorded in AOCI resulting from legislated tax reform enacted on December 22, 2017. The tax reform reduced the federal tax rate applied to the Company’s deferred tax balances from 35% to 21% on enactment. Under U.S. GAAP, the Company recorded the total effect of the change in enacted tax rates on deferred tax balances as a charge to income tax expense within net income, including the change in deferred tax balances related to components of AOCI. The new accounting guidance permitted the Company to reclassify the “stranded” tax effects out of AOCI and into retained earnings that resulted from recording the tax effects of unrealized investment gains at a 35% tax rate because the 14 point reduction in tax rate was recognized in net income instead of other comprehensive income. On January 1, 2018, the Company (Predecessor Company) adopted the new guidance and recorded a reclassification of $193 which increased AOCI and reduced retained earnings.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Financial Instruments - Recognition and Measurement
On January 1, 2018, the Company (Predecessor Company) adopted updated guidance issued by the FASB for the recognition and measurement of financial instruments through a cumulative effect adjustment to the opening balances of retained earnings and AOCI. The new guidance requires investments in equity securities to be measured at fair value with any changes in valuation reported in net income except for investments that are consolidated or are accounted for under the equity method of accounting. The new guidance also requires a deferred tax asset resulting from net unrealized losses on available-for-sale fixed maturities that are recognized in AOCI to be evaluated for recoverability in combination with the Company’s other deferred tax assets. Under prior guidance, the Company reported equity securities, available for sale ("AFS"), at fair value with changes in fair value reported in other comprehensive income. As of January 1, 2018, the Company (Predecessor Company) reclassified from AOCI to retained earnings net unrealized gains of $11, after tax, related to equity securities having a fair value of $154. Beginning in 2018, the Company reports equity securities at fair value with changes in fair value reported in net realized capital gains and losses.
Revenue Recognition
On January 1, 2018, the Company (Predecessor Company) adopted the FASB’s updated guidance for recognizing revenue from contracts with customers, which excludes insurance contracts and financial instruments. Revenue subject to the guidance is recognized when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services. The updated guidance is consistent with previous guidance for the Company’s transactions and did not have an effect on the Company’s financial position, cash flows or net income.
Revenue from customers for other than insurance and investment contracts was $80 and $84 for the years ended December 31, 2020 and 2019, respectively (Successor Company), $54 for the period of June 1, 2018 to December 31, 2018 (Successor Company) and $40 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company). The Company earns revenues from these contracts primarily for administrative and distribution services fees from offering certain fund families as investment options in its variable annuity products. Fees are primarily based on the average daily net asset values of the funds and are recorded in the period in which the services are provided and collected monthly. Fluctuations in domestic and international markets and related investment performance, volume and mix of sales and redemptions of the funds, and other changes to the composition of assets under management are all factors that ultimately have a direct effect on fee income earned.
Hedging Activities
The FASB issued updated guidance on hedge accounting. The updates allow hedge accounting for new types of interest rate hedges of financial instruments and simplify documentation requirements to qualify for hedge accounting. In addition, any gain or loss from hedge ineffectiveness will be reported in the same income statement line with the effective hedge results and the hedged transaction. For cash flow hedges, the ineffectiveness will be recognized in earnings only when the hedged transaction affects earnings; otherwise, the ineffectiveness gains or losses will remain in AOCI. Under previous accounting, total hedge ineffectiveness was reported separately in realized gains and losses apart from the hedged transaction. The updated guidance was effective January 1, 2019 through a cumulative effect adjustment that will reclassify cumulative ineffectiveness on open cash flow hedges from retained earnings to AOCI. As a result of pushdown accounting, derivative instruments that qualified for hedge accounting were recorded at fair value through adjustments to additional paid in capital at the acquisition date. As of December 31, 2018 (Successor Company), the Company had no derivative instruments that qualify for hedge accounting, therefore there was no impact on the Company's financial statements upon adoption.
Changes to the Disclosure Requirements for Fair Value Measurement
On August 28, 2018 the FASB issued Accounting Standards Update ("ASU") 2018-13 which removes, modifies and adds certain disclosure requirements related to fair value measurements in ASC 820, Fair Value Measurements. As permitted by the guidance, the Company early adopted amendments in this guidance effective December 31, 2019. The adoption of ASU 2018-13 did not have a material impact on the Company's consolidated financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Financial Instruments - Credit Losses
On January 1, 2020 the Company adopted ASU 2016-13, Financial Instruments - Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments,("ASU 2016-13", or "CECL") together with related updated guidance for recognition and measurement of credit losses on certain financial instruments not carried at fair value, including reinsurance recoverables. This guidance replaces the “incurred loss” approach with an “expected loss” model for recognizing credit losses for instruments carried at amortized cost, which resulted in the recognition of greater allowances for losses. Under the new model, an allowance for credit losses ("ACL") is recognized as an estimate of credit losses expected over the life of financial instruments, such as mortgage loans, reinsurance recoverables and off-balance sheet credit exposures that the Company cannot unconditionally cancel. The measurement of the expected credit loss estimate is based on historical loss data, current conditions, and reasonable and supportable forecasts.
Credit losses on fixed maturities, AFS carried at fair value continue to be measured similar to previous guidance for other-than-temporary impairments ("OTTI"); however, losses are now recognized through the ACL and no longer as an adjustment to the amortized cost. Recoveries of OTTI on fixed maturities, AFS are recognized as reversals of the ACL recognized through net realized capital gains and losses and no longer accreted as net investment income through an adjustment to the investment yield. For fixed maturities, AFS this guidance is applied prospectively. Additionally, the new guidance requires purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance to establish an ACL at acquisition, which is recorded with the purchase price to establish the initial amortized cost of the investment.
The Company adopted the guidance through a cumulative-effect adjustment that decreased retained earnings by $11, after tax, primarily related to the Company's mortgage loan investments. No ACL was recognized at adoption for fixed maturities, AFS as those provisions of the guidance are applied prospectively. Upon adoption, the Company did not have any purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance.

Summary of Adoption Impacts
ACL on mortgage loans	$(9)
ACL on reinsurance recoverables	(5)
Deferred income tax asset	3
Net decrease to retained earnings	$(11)
Future Adoption of New Accounting Standards
Targeted Improvements to the Accounting for Long Duration Contracts
The FASB issued ASU 2018-12 on August 15, 2018 which impacts the existing recognition, measurement, presentation and disclosure requirements for certain long duration contracts issued by an insurance company. The guidance is intended to improve the timeliness of recognizing changes in the liability for future policy benefits by requiring annual or more frequent updates of insurance assumptions and modifying the rate used to discount future cash flows. Cash flows under the new guidance are required to be discounted using an upper-medium grade fixed income instrument yield. The discount rate is required to be updated at each reporting date, with the effect of discount rate changes on the liability recorded in OCI. This is a change from current GAAP which utilizes assumptions, including discount rate, "locked in" at policy issuance and until such time significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. When this occurs, premium deficiency reserves are recognized by unlocking reserve assumptions to eliminate a reserve deficiency under current GAAP.
Further, the guidance seeks to improve the accounting for certain market-based options or guarantees associated with account balance contracts and improve the effectiveness of the required disclosures. These market risk benefit features are required to be measured at fair value with changes in fair value recorded in net income with the exception of changes in the fair value attributable to a change in the instrument's credit risk, which are required to be recognized in OCI. Additionally, this ASU requires new disclosures including liability rollforwards and information about significant inputs, judgments, assumptions, and methods used in the measurement.
This guidance was amended through the issuance of ASU 2020-11, which deferred the effective date the Company is required to adopt the guidance to January 1, 2023, with early adoption permitted. The Company continues to assess its policies, processes, and applicable systems to determine the impact this standard will have on its operations and financial results. While it is not possible to reasonably estimate the expected impact of adoption at this time, given the nature and extent of the required changes to a significant portion of the Company’s operations, adoption is expected to have a material impact on our consolidated financial statements and related disclosures. This guidance represents a significant change from existing GAAP; however, it does not change the underlying economics of the business or its related cash flows.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has no reportable segments and its principal products and services are comprised of variable annuities, fixed and payout annuities, and private-placement life insurance. The Company's determination that it has no reportable segments is based on the fact that the Company's chief operating decision maker reviews the Company's financial performance at a consolidated level.
Revenue Recognition
For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for variable annuity and other universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For the Company’s traditional life products, premiums are recognized as revenue when due from policyholders.
Income Taxes
The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. A deferred tax provision is recorded for the tax effects of differences between the Company's current taxable income and its income before tax under generally accepted accounting principles in the Consolidated Statements of Operations. For deferred tax assets, the Company records a valuation allowance that is adequate to reduce the total deferred tax asset to an amount that will more likely than not be realized.
Investments
Overview
The Company’s investments in fixed maturities include bonds, structured securities, redeemable preferred stock and commercial paper. Most of these investments are classified as AFS and are carried at fair value, net of ACL, in accordance with new guidance adopted January 1, 2020 regarding expected credit losses. The after-tax difference between fair value and cost or amortized cost is reflected in stockholder's equity as a component of AOCI, after adjustments for the effect of VOBA (Successor Company) and reserve adjustments. Equity securities are measured at fair value with any changes in valuation reported in net income. For further information, see Financial Instruments - Recognition and Measurement discussion above. Policy loans are carried at outstanding balance. Mortgage loans are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of ACL. Short-term investments are carried at amortized cost, which approximates fair value. Limited partnerships and other alternative investments are reported at their carrying value and are primarily accounted for under the equity method with the Company’s share of earnings included in net investment income. Recognition of income related to limited partnerships and other alternative investments is delayed due to the availability of the related financial information, as private equity and other funds are generally on a three-month lag and hedge funds on a one-month lag. Accordingly, income for the years ended December 31, 2020 and 2019 (Successor Company), the period of June 1, 2018 to December 31, 2018 (Successor Company) and and the period of January 1, 2018 to May 31, 2018 (Predecessor Company) may not include the full impact of current year changes in valuation of the underlying assets and liabilities of the funds, which are generally obtained from the limited partnerships and other alternative investments’ general partners. Other investments consist of derivative instruments which are carried at fair value and real estate acquired in satisfaction of debt.
Net Realized Capital Gains and Losses
Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in equity securities and derivatives contracts (both free-standing and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes. Impairments and changes in the ACL on fixed maturities, AFS; mortgage loans; and reinsurance recoverables are recognized as net realized capital losses in accordance with the Company’s impairment and ACL policies as discussed in Note 3 - Investments of Notes to Consolidated Financial Statements. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Net Investment Income
Interest income from fixed maturities and mortgage loans is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments using the retrospective method; however, if these investments have previously recognized an ACL and for certain other asset-backed securities, any yield adjustments are made using the prospective method. Prepayment fees and make-whole payments on fixed maturities and mortgage loans are recorded in net investment income when earned. For equity securities, dividends are recognized as investment income on the ex-dividend date. Limited partnerships and other alternative investments primarily use the equity method of accounting to recognize the Company’s share of earnings. Prior to January 1, 2020 the Company applied OTTI guidance to debt securities in an unrealized loss position and accreted the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield, if necessary. In accordance with accounting guidance adopted January 1, 2020 regarding expected credit losses, the losses are now recognized through an ACL and no longer as an adjustment to amortized cost. The Company’s non-income producing investments were not material for the years ended December 31, 2020 and 2019, (Successor Company), the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company).
Derivative Instruments
Overview
The Company utilizes a variety of over-the-counter ("OTC") transactions cleared through central clearing houses ("OTC-cleared") and exchange traded derivative instruments as part of its overall risk management strategy as well as to enter into replication transactions. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives:
•to hedge risk arising from interest rate, equity market, commodity market, credit spread and issuer default, price or currency exchange rate risk or volatility;
•to manage liquidity;
•to control transaction costs;
•to enter into synthetic replication transactions.
Interest rate and credit default swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using agreed upon rates or other financial variables and notional principal amounts. Generally, little to no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.
Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike interest rate or falls below the floor strike interest rate, applied to a notional principal amount. A premium payment determined at inception is made by the purchaser of the contract and no principal payments are exchanged.
Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.
Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.
Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. The contracts may reference commodities, which grant the purchaser the right to either purchase from or sell to the issuer commodities at a specified price, within a specified period or on a stated date. Option contracts are typically settled in cash.
Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
The Company’s derivative transactions conducted in insurance company subsidiaries are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivative instruments are recognized on the Consolidated Balance Sheets at fair value and are reported in Other Investments and Other Liabilities. For balance sheet presentation purposes, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty or under a master netting agreement, which provides the Company with the legal right of offset.
The Company clears certain interest rate swap and credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid securities, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash as variation margin based on daily market value movements. For information on collateral, see the derivative collateral arrangements section in Note 4 - Derivative Instruments of Notes to Consolidated Financial Statements. In addition, OTC-cleared transactions include price alignment amounts either received or paid on the variation margin, which are reflected in realized capital gains and losses or, if characterized as interest, in net investment income.
On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow” hedge), (2) a hedge of a net investment in a foreign operation (“net investment” hedge) or (3) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.
Cash Flow Hedges - Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge, including foreign-currency cash flow hedges, are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. For periods prior to 2019, hedge ineffectiveness was recorded immediately in current period earnings as net realized capital gains and losses. With the January 1, 2019 adoption of the updated FASB hedging guidance, ineffectiveness is recognized in earnings only when the hedged transaction affects earnings; otherwise, the ineffectiveness gains and losses remain in AOCI. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Cash flows from cash flow hedges are presented in the same category as the cash flows from the items being hedged on the Consolidated Statements of Cash Flows.
Other Investment and/or Risk Management Activities - The Company’s other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.
Hedge Documentation and Effectiveness Testing
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair value, cash flow, or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness testing methods to be used. The Company also formally assesses both at the hedge’s inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values, cash flows or net investment in foreign operations of hedged items. Hedge effectiveness is assessed primarily using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item.
Discontinuance of Hedge Accounting
The Company discontinues hedge accounting prospectively when (1) it is determined that the qualifying criteria are no longer met; (2) the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
When cash flow hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.
In other situations in which hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged item.
Embedded Derivatives
The Company purchases investments and has previously issued financial products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument on the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.
Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. The Company generally requires that OTC derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association ("ISDA") agreements which are structured by legal entity and by counterparty, and permit right of offset. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $10. The Company also minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin and act as an independent valuation source. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations.
Cash
Cash represents cash on hand and demand deposits with banks or other financial institutions.
Reinsurance
The Company cedes insurance to unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers.
Reinsurance accounting is followed for ceded and assumed transactions that provide indemnification against loss or liability relating to insurance risk (i.e., risk transfer). To meet risk transfer requirements, a reinsurance agreement must include insurance risk, consisting of underwriting, investment, and timing risk, and a reasonable possibility of a significant loss to the reinsurer. If the ceded and assumed transactions do not meet risk transfer requirements, the Company accounts for these transactions as financing transactions.
Premiums, benefits, losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. Included in reinsurance recoverables are balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of an ACL which is based on the expectation of lifetime credit loss.
The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements, and variations thereof. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
The Company evaluates the financial condition of its reinsurers and concentrations of credit risk. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company.
Deferred Policy Acquisition Costs (Predecessor Company)/Value of Business Acquired (Successor Company)
Deferred policy acquisition costs ("DAC") represent costs that are directly related to the acquisition of new and renewal insurance contracts and incremental direct costs of contract acquisition that are incurred in transactions with either independent third parties or employees. Such costs primarily include commissions, premium taxes, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully issued contracts. As a result of the Talcott Resolution Sale Transaction being recorded at fair value, DAC which does not represent future cash flows, was eliminated in pushdown accounting.
VOBA represents the estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts as of the date of the transaction. It is based on the actuarially estimated present value of future cash flows from the acquired insurance and investment contracts in-force as of the date of the transaction. The principal assumptions used in estimating the fair value calculation of VOBA include mortality, persistency, expenses, and interest rates, in addition to other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company amortizes VOBA over estimated gross profits ("EGPs") and it is reviewed for recoverability quarterly.
Prior to June 2018, for universal life-type contracts (including variable annuities), the DAC asset was amortized over the estimated life of the contracts acquired in proportion to the present value of EGPs. The Company also uses the present value EGPs to determine reserves for universal life type contracts (including variable annuities) with death or other insurance benefits such as guaranteed minimum death, life-contingent guaranteed minimum withdrawal and universal life insurance secondary guarantee benefits. These benefits are accounted for and collectively referred to as death and other insurance benefit reserves and are held in addition to the account value liability representing policyholder funds.
For most life insurance product contracts, including variable annuities, the Company estimates gross profits over 20 years as EGPs emerging subsequent to that time frame are immaterial. Future gross profits are projected over the estimated lives of the underlying contracts, based on future account value projections for variable annuity products. The projection of future account values requires the use of certain assumptions including: separate account returns; separate account fund mix; fees assessed against the contract holder’s account balance; full and partial surrender rates; interest credited; mortality; and annuitization rates. Changes in these assumptions and changes to other assumptions such as expenses and hedging costs cause EGPs to fluctuate, which impacts earnings.
The Company determines EGPs using a set of stochastic reversion to mean ("RTM") separate account return projections which is an estimation technique commonly used by insurance entities to project future separate account returns. Through this estimation technique, the Company’s VOBA model is adjusted to reflect actual market returns at the end of each quarter. Through a consideration of recent market returns, the Company will unlock ("Unlock"), or adjust, projected returns over a future period so that the account value returns to the long-term expected rate of return, providing that those projected returns do not exceed certain caps. This Unlock for future separate account returns is determined each quarter.
In the fourth quarter of 2020, the Company completed a comprehensive policyholder behavior assumption study which resulted in a non-market related after-tax charge and incorporated the results of that study into its projection of future gross profits. Additionally, throughout the year, the Company evaluates various aspects of policyholder behavior and will revise its policyholder behavior assumptions if credible emerging data indicates that changes are warranted. Upon completion of an annual assumption study or evaluation of credible new information, the Company will revise its assumptions to reflect its current best estimate. These assumption revisions will change the projected account values and the related EGPs in the VOBA models, as well as EGPs used in the death and other insurance benefit reserving models.
All assumption changes that affect the estimate of future EGPs including the update of current account values, the use of the RTM estimation technique, and policyholder behavior assumptions are considered an Unlock in the period of revision. An Unlock adjusts the VOBA (Successor Company), death and other insurance benefit reserve balances on the Consolidated Balance Sheets with an offsetting benefit or charge on the Consolidated Statements of Operations in the period of the revision. An Unlock revises EGPs to reflect the Company's current best estimate assumptions. The Company also tests the aggregate recoverability of VOBA (Successor Company) by comparing the existing balance to the present value of future EGPs. An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Policyholders or their beneficiaries may make modifications to existing contracts. If the new modification results in a substantially changed replacement contract, the existing VOBA is written off through income. If the modified contract is not substantially changed, the existing VOBA continues to be amortized and incremental costs are expensed in the period incurred.
Reserve for Future Policy Benefits
Reserve for Future Policy Benefits on Universal Life-type Contracts
Certain contracts classified as universal life-type include death and other insurance benefit features including guaranteed minimum death benefit ("GMDB") and the life-contingent portion of guaranteed minimum withdrawal benefit ("GMWB") riders offered with variable annuity contracts, as well as secondary guarantee benefits offered with universal life insurance contracts. Universal life insurance secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. GMDB riders on variable annuities provide a death benefit during the accumulation phase that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value ("MAV"). For the Company's products with life-contingent GMWB riders, the withdrawal benefit can exceed the guaranteed remaining balance ("GRB"), which is generally equal to premiums less withdrawals. In addition to recording an account value liability that represents policyholder funds, the Company records a death and other insurance benefit liability for GMDBs, the life-contingent portion of GMWBs and the universal life insurance secondary guarantees. This death and other insurance benefit liability is reported in reserve for future policy benefits on the Company’s Consolidated Balance Sheets. Changes in the death and other insurance benefit reserves are recorded in benefits, losses and loss adjustment expenses on the Company’s Consolidated Statements of Operations.
The death and other insurance benefit liability is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected assessments and investment margin. Total expected assessments are the aggregate of all contract charges, including those for administration, mortality, expense, and surrender. The liability is accrued as actual assessments are earned. The expected present value of benefits and assessments are generally derived from a set of stochastic scenarios that have been calibrated to our RTM separate account returns and assumptions including market rates of return, volatility, discount rates, lapse rates and mortality experience. Consistent with the Company’s policy on the Unlock, the Company regularly evaluates estimates used and adjusts the liability, with a related charge or credit to benefits, losses and loss adjustment expenses. For further information on the Unlock, see the Deferred Policy Acquisition Costs (Predecessor Company)/Value of Business Acquired (Successor Company) accounting policy section within this footnote.
The Company reinsures a portion of its in-force GMDB, GMWB, and all of its universal life insurance secondary guarantees. Net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments.
Reserve for Future Policy Benefits on Traditional Annuity and Other Contracts
Traditional annuities recorded within the reserve for future policy benefits primarily include life-contingent contracts in the payout phase such as structured settlements and terminal funding agreements. Other contracts within the reserve for policyholder benefits include whole life and guaranteed term life insurance contracts. The reserve for future policy benefits is calculated using standard actuarial methods considering the present value of future benefits and related expenses to be paid less the present value of the portion of future premiums required using assumptions “locked in” at the time the policies were issued, including discount rate, withdrawal, mortality and expense assumptions deemed appropriate at the issue date. Future policy benefits are computed at amounts that, with additions from any estimated premiums to be received and with interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death. While assumptions are locked in upon issuance of new contracts and annuitizations of existing contracts, significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.
The Company uses reinsurance for a portion of its fixed and payout annuity businesses and its life insurance business.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable primarily include the non-variable account values associated with variable annuity and other universal life-type contracts, investment contracts, the non-life contingent portion of GMWBs that are accounted for as embedded derivatives at fair value as well as other policyholder account balances associated with our life insurance businesses. Investment contracts are non-life contingent and include institutional and governmental deposits, structured settlements and fixed annuities. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals, payments and assessments through the financial statement date. For discussion of fair value of GMWBs that represent embedded derivatives, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.
Separate Account Liabilities
The Company records the variable account value portion of variable annuities, variable life insurance products and individual, institutional, and governmental investment contracts within separate accounts. Separate account assets are reported at fair value and separate account liabilities are reported at amounts consistent with separate account assets. Investment income and gains and losses from those separate account assets accrue directly to the policyholder, who assumes the related investment risk, and are offset by change in the related liability. Changes in the value of separate account assets and separate account liabilities are reported in the same line item on the Consolidated Statements of Operations. The Company earns fee income for investment management, certain administrative services and mortality and expense risks.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements
The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:
Level 1    Fair values based primarily on unadjusted quoted prices for identical assets, or liabilities, in active markets that the Company has the ability to access at the measurement date.
Level 2    Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.
Level 3    Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair values uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.
The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine fair values that the Company has classified within Level 3.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Successor Company
Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2020
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
Asset backed securities ("ABS")	$444	$—	$444	$—
Collateralized loan obligations ("CLOs")	1,428	—	1,169	259
Commercial mortgage-backed securities ("CMBS")	1,215	—	1,161	54
Corporate	8,552	—	8,224	328
Foreign government/government agencies	266	—	266	—
Municipal	875	—	875	—
Residential mortgage-backed securities ("RMBS")	769	—	615	154
U.S. Treasuries	1,326	117	1,209	—
Total fixed maturities	14,875	117	13,963	795
Equity securities, at fair value	65	11	22	32
Derivative assets
Foreign exchange derivatives	(1)	—	(1)	—
Interest rate derivatives	6	—	4	2
Macro hedge program	7	—	7	—
Total derivative assets [1]	12	—	10	2
Short-term investments	802	586	194	22
Reinsurance recoverable for GMWB	7	—	—	7
Separate account assets [2]	108,748	67,679	40,609	20
Total assets accounted for at fair value on a recurring basis	$124,509	$68,393	$54,798	$878
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$21	$—	$—	$21
Total other policyholder funds and benefits payable	21	—	—	21
Derivative liabilities
Foreign exchange derivatives	(1)	—	(1)	—
Interest rate derivatives	(19)	—	(19)	—
Macro hedge program	(460)	—	(19)	(441)
Total derivative liabilities [3]	(480)	—	(39)	(441)
Modified coinsurance reinsurance contracts	(93)	—	(93)	—
Total liabilities accounted for at fair value on a recurring basis	$(552)	$—	$(132)	$(420)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Successor Company
Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2019
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
ABS	$295	$—	$282	$13
CLOs	1,150	—	1,092	58
CMBS	1,391	—	1,354	37
Corporate	8,121	—	7,734	387
Foreign government/government agencies	409	—	409	—
Municipal	761	—	761	—
RMBS	868	—	621	247
U.S. Treasuries	993	—	993	—
Total fixed maturities	13,988	—	13,246	742
Equity securities, at fair value	45	11	1	33
Derivative assets
GMWB hedging instruments	23	—	—	23
Macro hedge program	49	—	—	49
Total derivative assets [1]	72	—	—	72
Other investments	6	—	6	—
Short-term investments	550	330	214	6
Reinsurance recoverable for GMWB	17	—	—	17
Separate account assets [2]	101,698	63,850	37,825	23
Total assets accounted for at fair value on a recurring basis	$116,376	$64,191	$51,292	$893

Liabilities Accounted for at Fair Value on a Recurring Basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$5	$—	$—	$5
Total other policyholder funds and benefits payable	5	—	—	5
Derivative liabilities
Credit derivatives	(1)	—	(1)	—
Foreign exchange derivatives	(7)	—	(7)	—
Interest rate derivatives	(39)	—	(37)	(2)
GMWB hedging instruments	50	—	35	15
Macro hedge program	(163)	—	(1)	(162)
Total derivative liabilities [3]	(160)	—	(11)	(149)
Modified coinsurance reinsurance contracts	(43)	—	(43)	—
Total liabilities accounted for at fair value on a recurring basis	$(198)	$—	$(54)	$(144)
[1]Includes derivative instruments in a net positive fair value position after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law. See footnote 3 to this table for derivative liabilities.
[2]Approximately $877 and $2.4 billion of investment sales receivables, as of December 31, 2020 and 2019 (Successor Company), respectively, are excluded from this disclosure requirement because they are trade receivables in the ordinary course of business where the carrying amount approximates fair value. Included in the total fair value amount are $441 and $461 of investments, as of December 31, 2020 and 2019 (Successor Company), respectively, for which the fair value is estimated using the net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy.
[3]Includes derivative instruments in a net negative fair value position (derivative liability) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
Fixed Maturities, Equity Securities, Short-term Investments, and Free-standing Derivatives
Valuation Techniques
The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a "waterfall" approach comprised of the following pricing sources and techniques, which are listed in priority order:
•Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.
•Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, such as municipal securities and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.
•Internal matrix pricing, which is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s financial strength and term to maturity, using an independent public security index, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the inputs are observable or can be corroborated with observable data.
•Independent broker quotes, which are typically non-binding use inputs that can be difficult to corroborate with observable market based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.
The fair value of free-standing derivative instruments is determined primarily using a discounted cash flow model or option model technique and incorporates counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments. Unobservable market data is used in the valuation of customized derivatives that are used to hedge certain GMWB variable annuity riders. See the section “GMWB Embedded, Customized, and Reinsurance Derivatives” below for further discussion of the valuation model used to value these customized derivatives.
Valuation Inputs
Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, certain short-term investments, and exchange traded futures and option contracts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Valuation Inputs Used in Levels 2 and 3 Measurements for Securities and Freestanding Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs
Fixed Maturity Investments
Structured securities (includes ABS, CLOs, CMBS and RMBS)
• Benchmark yields and spreads
• Monthly payment information
• Collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions
• Credit default swap indices

Other inputs for ABS, CLOs, and RMBS:
• Estimate of future principal prepayments, derived from the characteristics of the underlying structure
• Prepayment speeds previously experienced at the interest rate levels projected for the collateral	• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for less liquid securities or those that trade less actively, including subprime RMBS:
• Estimated cash flows
• Credit spreads, which include illiquidity premium
• Constant prepayment rates
• Constant default rates
• Loss severity
Corporates
• Benchmark yields and spreads
• Reported trades, bids, offers of the same or similar securities
• Issuer spreads and credit default swap curves

Other inputs for investment grade privately placed securities that utilize internal matrix pricing:
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature	• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for below investment grade privately placed securities:
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature
U.S Treasuries, Municipals, and Foreign government/government agencies
• Benchmark yields and spreads
• Issuer credit default swap curves
• Political events in emerging market economies
• Municipal Securities Rulemaking Board reported trades and material event notices
• Issuer financial statements	• Credit spreads beyond observable curve • Interest rates beyond observable curve
Equity Securities
• Quoted prices in markets that are not active	• For privately traded equity securities, internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions that are not observable
Short-term Investments
• Benchmark yields and spreads • Reported trades, bids, offers • Issuer spreads and credit default swap curves • Material event notices and new issue money market rates	• Independent broker quotes
Derivatives
Credit derivatives
• Swap yield curve • Credit default swap curves	Not applicable
Equity derivatives
• Equity index levels • Swap yield curve	• Independent broker quotes • Equity volatility
Foreign exchange derivatives
• Swap yield curve • Currency spot and forward rates • Cross currency basis curves	Not applicable
Interest rate derivatives
• Swap yield curve	• Independent broker quotes • Interest rate volatility • Swap curve beyond 30 years

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Securities
As of December 31, 2020 (Successor Company)
Assets Accounted for at Fair Value on a Recurring Basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CLOs [3]	$259	Discounted cash flows	Spread	249bps	305bps	304bps	Decrease
CMBS [3]	49	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	255bps	1,582bps	570bps	Decrease
Corporate [4]	269	Discounted cash flows	Spread	116bps	1,210bps	304bps	Decrease
RMBS [3]	154	Discounted cash flows	Spread [6]	7bps	592bps	119bps	Decrease
			Constant prepayment rate [6]	—%	10%	5%	Decrease [5]
			Constant default rate [6]	2%	6%	3%	Decrease
			Loss severity [6]	—%	100%	81%	Decrease
As of December 31, 2019 (Successor Company)
Assets accounted for at Fair Value on a Recurring Basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CLOs [3]	$58	Discounted cash flows	Spread	113bps	246bps	243bps	Decrease
CMBS [3]	37	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	9bps	1,832bps	266bps	Decrease
Corporate [4]	309	Discounted cash flows	Spread	93bps	823bps	236bps	Decrease
RMBS [3]	247	Discounted cash flows	Spread [6]	5bps	233bps	82bps	Decrease
			Constant prepayment rate [6]	—%	13%	6%	Decrease [5]
			Constant default rate [6]	2%	5%	3%	Decrease
			Loss severity [6]	—%	100%	70%	Decrease
[1]The weighted average is determined based on the fair value of the securities.
[2]Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[3]Excludes securities for which the Company bases fair value on broker quotations.
[4]Excludes securities for which the Company bases fair value on broker quotations; however, included are broker-priced lower-rated private placement securities for which the Company receives spread and yield information to corroborate the fair value.
[5]Decrease for above market rate coupons and increase for below market rate coupons.
[6]Generally, a change in the assumption used for the constant default rate would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for constant prepayment rate and would have resulted in wider spreads.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The tables below exclude certain securities for which fair values are predominately based on independent broker quotes.

Significant Unobservable Inputs for Level 3 - Freestanding Derivatives
As of December 31, 2020 (Successor Company)
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
Interest rate derivatives
Interest rate swaps	$2	Discounted cash flows	Swap curve beyond 30 years	1%	1%	1%	Decrease
Macro hedge program [3], [4]
Equity options	(471)	Option model	Equity volatility	—%	53%	31%	Increase
Customized swaps	21	Discounted cash flows	Equity volatility	16%	26%	19%	Increase
Interest rate swaption	9	Option model	Interest rate volatility	1%	1%	1%	Increase
As of December 31, 2019 (Successor Company)
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
Interest rate derivatives
Interest rate swaps	$(2)	Discounted cash flows	Swap curve beyond 30 years	2%	2%	2%	Decrease
GMWB hedging instruments
Customized swaps	35	Discounted cash flows	Equity volatility	11%	23%	17%	Increase
Interest rate swaption	3	Option model	Interest rate volatility	2%	2%	2%	Increase
Macro hedge program [3]
Equity options	(111)	Option model	Equity volatility	11%	35%	22%	Increase
Interest rate swaption	(3)	Option model	Interest rate volatility	2%	2%	2%	Increase
[1]The weighted average is determined based on the fair value of the securities.
[2]Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[3]Excludes derivatives for which the Company bases fair value on broker quotations.
[4]Includes activity previously reported as GMWB hedging instruments. For further discussion please refer to GMWB Derivatives, net in Footnote 4 - Derivative Instruments of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
GMWB Embedded, Customized and Reinsurance Derivatives

GMWB Embedded Derivatives	The Company formerly offered certain variable annuity products with GMWB riders that provide the policyholder with a guaranteed remaining balance ("GRB") which is generally equal to premiums less withdrawals. If the policyholder’s account value is reduced to a specified level through a combination of market declines and withdrawals but the GRB still has value, the Company is obligated to continue to make annuity payments to the policyholder until the GRB is exhausted. When payments of the GRB are not life-contingent, the GMWB represents an embedded derivative carried at fair value reported in other policyholder funds and benefits payable on the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains and losses.
Free-standing Customized Derivatives	The Company holds free-standing customized derivative contracts to provide protection from certain capital markets risks for the remaining term of specified blocks of non-reinsured GMWB riders. These customized derivatives are based on policyholder behavior assumptions specified at the inception of the derivative contracts. The Company retains the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices. These derivatives are reported on the Consolidated Balance Sheets within other investments or other liabilities, as appropriate, after considering the impact of master netting agreements.
GMWB Reinsurance Derivative	The Company has reinsurance arrangements in place to transfer a portion of its risk of loss due to GMWB. These arrangements are recognized as derivatives carried at fair value and reported in reinsurance recoverables on the Consolidated Balance Sheets. Changes in the fair value of the reinsurance agreements are reported in net realized capital gains and losses.
Valuation Techniques
Fair values for GMWB embedded derivatives, free-standing customized derivatives and reinsurance derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items. In valuing the GMWB embedded derivative, the Company attributes to the derivative a portion of the expected fees to be collected over the expected life of the contract from the contract holder equal to the present value of future GMWB claims. The excess of fees collected from the contract holder in the current period over the portion of fees attributed to the embedded derivative in the current period are associated with the host variable annuity contract and reported in fee income.
Valuation Inputs
The fair value for each of the non-life contingent GMWBs, the free-standing customized derivatives and the GMWB reinsurance derivative is calculated as an aggregation of the following components: Best Estimate Claim Payments; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed, to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.
Best Estimate Claim Payments
The Best Estimate Claim Payments are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior.
Credit Standing Adjustment
The credit standing adjustment is an estimate of the adjustment to the fair value that market participants would require in determining fair value to reflect the risk that GMWB benefit obligations or the GMWB reinsurance recoverables will not be fulfilled. The Company incorporates a blend of estimates of peer company and reinsurer bond spreads and credit default spreads from capital markets, adjusted for market recoverability.
Margins
The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Valuation Inputs Used in Levels 2 and 3 Measurements for GMWB Embedded, Customized and Reinsurance Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs
• Risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates
• Correlations of 10 years of observed historical returns across underlying well-known market indices
• Correlations of historical index returns compared to separate account fund returns
• Equity index levels	• Market implied equity volatility assumptions
• Credit standing adjustment assumptions

Assumptions about policyholder behavior, including:
• Withdrawal utilization
• Withdrawal rates
• Lapse rates
• Reset elections

Significant Unobservable Inputs for Level 3 GMWB Embedded Customized and Reinsurance Derivatives
As of December 31, 2020 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal Utilization [2]	—%	100%	62%	Increase
Withdrawal Rates [3]	4%	8%	6%	Increase
Lapse Rates [4]	—%	55%	5%	Decrease [8]
Reset Elections [5]	—%	99%	8%	Decrease [8]
Equity Volatility [6]	16%	28%	21%	Increase
Credit standing adjustment [7]	0.18%	0.45%	0.34%	Decrease
As of December 31, 2019 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal Utilization [2]	19%	100%	69%	Increase
Withdrawal Rates [3]	—%	7%	6%	Increase
Lapse Rates [4]	—%	61%	6%	Decrease [8]
Reset Elections [5]	—%	100%	11%	Increase
Equity Volatility [6]	10%	25%	19%	Increase
Credit standing adjustment [7]	0.07%	0.26%	0.17%	Decrease
[1]Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[2]Range represents assumed percentages of policyholders taking withdrawals.
[3]Range represents assumed annual percentage of allowable amount withdrawn.
[4]Range represents assumed annual percentages of policyholders electing a full surrender.
[5]Range represents assumed annual percentages of eligible policyholders electing to reset their guaranteed benefit base.
[6]Range represents implied market volatilities for equity indices based on multiple pricing sources.
[7]Range represents Company credit spreads, adjusted for market recoverability.
[8]The impact may be an increase for some contracts, particularly those with out of the money guarantees.
Separate Account Assets
Separate account assets are primarily invested in mutual funds. Other separate account assets include fixed maturities, limited partnerships, equity securities, short-term investments and derivatives that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company. For limited partnerships in which fair value represents the separate account’s share of the NAV, 43% and 49% were subject to significant liquidation restrictions as of December 31, 2020 and 2019 (Successor Company), respectively. Total limited partnerships that do not allow any form of redemption were 0% as of December 31, 2020 and 2019 (Successor Company), respectively. Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS and commercial mortgage loans.
Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs
The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 roll-forward may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2020 (Successor Company), for which the Company had used significant unobservable inputs (Level 3):

Fair Value Roll-forwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of January 1, 2020	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2020
Assets
Fixed maturities, AFS
ABS	$13	$—	$(1)	$40	$—	$—	$—	$(52)	$—
CLOs	58	—	2	237	(28)	—	—	(10)	259
CMBS	37	—	(3)	18	—	—	2	—	54
Corporate	387	2	12	51	(40)	(24)	357	(417)	328
RMBS	247	—	—	57	(64)	(28)	—	(58)	154
Total fixed maturities, AFS	742	2	10	403	(132)	(52)	359	(537)	795
Equity securities, at fair value	33	—	—	1	—	(2)	—	—	32
Freestanding derivatives
Interest rate	(2)	4	—	—	—	—	—	—	2
GMWB hedging instruments	38	(38)	—	—	—	—	—	—	—
Total freestanding derivatives [5]	36	(34)	—	—	—	—	—	—	2
Reinsurance recoverable for GMWB	17	(21)	—	—	11	—	—	—	7
Separate accounts	23	—	—	12	—	(7)	—	(8)	20
Short-term investments	6	—	—	22	(6)	—	—	—	22
Total assets	$857	$(53)	$10	$438	$(127)	$(61)	$359	$(545)	$878
(Liabilities)
Freestanding derivatives
Macro hedge program	(113)	(456)	—	339	(211)	—	—	—	(441)
Total freestanding derivatives [5]	(113)	(456)	—	339	(211)	—	—	—	(441)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	5	67	—	—	(51)	—	—	—	21
Total other policyholder funds and benefits payable	5	67	—	—	(51)	—	—	—	21
Total liabilities	$(108)	$(389)	$—	$339	$(262)	$—	$—	$—	$(420)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2019 (Successor Company), for which the Company had used significant unobservable inputs (Level 3):

Fair Value Roll-forwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of January 1, 2019	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2019
Assets
Fixed maturities, AFS
ABS	$2	$—	$—	$13	$—	$—	$—	$(2)	$13
CLOs	77	—	—	155	(91)	(5)	—	(78)	58
CMBS	41	—	2	53	(1)	—	—	(58)	37
Corporate	327	(3)	16	41	(15)	(106)	138	(11)	387
RMBS	443	—	1	—	(75)	(105)	—	(17)	247
Total fixed maturities, AFS	890	(3)	19	262	(182)	(216)	138	(166)	742
Equity securities, at fair value	46	(4)	—	2	(1)	(10)	—	—	33
Freestanding derivatives
Equity	—	(1)	—	1	—	—	—	—	—
GMWB hedging instruments	45	(35)	—	—	28	—	—	—	38
Total freestanding derivatives [5]	45	(36)	—	1	28	—	—	—	38
Reinsurance recoverable for GMWB	40	(34)	—	—	11	—	—	—	17
Separate accounts	40	—	—	82	—	(14)	12	(97)	23
Short-term investments	—	—	—	6	—	—	—	—	6
Total assets	$1,061	$(77)	$19	$353	$(144)	$(240)	$150	$(263)	$859
(Liabilities)
Freestanding derivatives
Interest rate	$(27)	$(6)	$—	$—	$31	$—	$—	$—	$(2)
Macro hedge program	247	(359)	—	(1)	—	—	—	—	(113)
Total freestanding derivatives [5]	220	(365)	—	(1)	31	—	—	—	(115)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	(80)	134	—	—	(49)	—	—	—	5
Total other policyholder funds and benefits payable	(80)	134	—	—	(49)	—	—	—	5
Total liabilities	$140	$(231)	$—	$(1)	$(18)	$—	$—	$—	$(110)
[1]The Company classifies realized and unrealized gains (losses) on GMWB reinsurance derivatives and GMWB embedded derivatives as unrealized gains (losses) for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains (losses) for these derivatives and embedded derivatives.
[2]Amounts in these columns are generally reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.
[3]All amounts are before income taxes and amortization.
[4]Transfers in and/or (out) of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs. Transfers into and out of Level 3 for the year ended December 31, 2020, were primarily related to private securities that were priced using internal matrix pricing in the prior period, but changed to broker pricing in the current period and inversely, private securities that were priced using broker pricing in the prior period, but changed to internal matrix pricing in the current period.
[5]Derivative instruments are reported in this table on a net basis for asset (liability) positions and reported on the Consolidated Balance Sheets in other investments and other liabilities.
[6]Includes both market and non-market impacts in deriving realized and unrealized gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Changes in Unrealized Gains (Losses) included in Net Income for Financial Instruments Classified as Level 3 Still Held at End of Period [1] [2]
	Successor Company
	For the Years Ended December 31,
	2020	2019
Assets
Fixed maturities, AFS
Corporate	$—	$(4)
Total fixed maturities, AFS	—	(4)
Equity securities, at fair value	—	(2)
Freestanding derivatives
Equity	—	(1)
Interest rate	6	(6)
GMWB hedging instruments [3]	(16)	(35)
Total freestanding derivatives	(10)	(42)
Reinsurance recoverable for GMWB	(21)	(34)
Total assets	$(31)	$(82)
(Liabilities)
Freestanding derivatives
Macro hedge program [3]	$(212)	$(359)
Total freestanding derivatives	(212)	(359)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	67	134
Total other policyholder funds and benefits payable	67	134
Total liabilities	$(145)	$(225)
[1]All amounts presented are reported in net realized capital gains (losses).The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.
[2]Amounts presented are for Level 3 only and therefore may not agree to other disclosures included herein.
[3]The dynamic hedge program, which included GMWB hedging instruments, was closed in the first half of 2020. Any risks previously covered by the dynamic hedging program are now covered by the macro hedge program.

Changes in Unrealized Gains (Losses) included in OCI for Financial Instruments Classified as Level 3 Still Held at End of Period [1]
	Successor Company
	For the Years Ended December 31,
	2020	2019
Assets
Fixed maturities, AFS
CLOs	$1	$—
CMBS	(3)	1
Corporate	7	17
RMBS	(1)	1
Total fixed maturities, AFS	4	19
Total assets	$4	$19
[1]    Changes in unrealized gains (losses) on fixed maturities, AFS are reported in changes in net unrealized gain on securities on the Consolidated Statements of Comprehensive Income (Loss).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Financial Assets and Liabilities Not Carried at Fair Value (Successor Company)
	Fair Value Hierarchy Level	Carrying Amount [1]	Fair Value	Carrying Amount	Fair Value
		December 31, 2020		December 31, 2019
Assets
Policy loans	Level 3	$1,452	$1,452	$1,467	$1,467
Mortgage loans	Level 3	$2,092	$2,248	$2,241	$2,331
Liabilities
Other policyholder funds and benefits payable [2]	Level 3	$5,282	$5,261	$6,049	$5,912
Assumed investment contracts [3]	Level 3	$—	$—	$1	$1
[1]    As of December 31, 2020, carrying amount of mortgage loans is net of ACL of $17.
[2]    Excludes group accident and health and universal life insurance contracts, including corporate owned life insurance.
[3]    Included in other liabilities on the Consolidated Balance Sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments

Net Investment Income
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
(Before tax)	2020	2019
Fixed maturities [1]	$518	$586	$343	$395
Equity securities	7	6	9	4
Mortgage loans	92	92	49	54
Policy loans	82	84	48	32
Limited partnerships and other alternative investments	130	161	67	41
Other investments [2]	13	19	11	13
Investment expenses	(26)	(24)	(18)	(19)
Total net investment income	$816	$924	$509	$520
[1]    Includes net investment income on short-term investments.
[2]    Includes income from derivatives that qualify for hedge accounting and hedge fixed maturities along with income on assets from the Corporate Owned Life Insurance ("COLI") block of business.

Net Realized Capital Gains (Losses)
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
(Before tax)	2020	2019
Gross gains on sales	$166	$67	$12	$49
Gross losses on sales	(32)	(18)	(38)	(112)
Equity securities [1]	1	2	(21)	2
Net credit losses on fixed maturities, AFS [2]	(1)
Change in ACL on mortgage loans [3]	(8)
Intent-to-sell impairments	(6)	—	(1)	—
Net OTTI losses recognized in earnings		(4)	(6)	—
Valuation allowances on mortgage loans		—	(5)	—
Results of variable annuity hedge program:
GMWB derivatives, net	82	53	12	12
Macro hedge program	(414)	(418)	153	(36)
Total results of variable annuity hedge program	(332)	(365)	165	(24)
Transactional foreign currency revaluation	3	(4)	9	(6)
Non-qualifying foreign currency derivatives	(7)	(4)	(10)	7
Other, net [4]	142	51	37	(23)
Net realized capital gains (losses)	$(74)	$(275)	$142	$(107)
[1]     The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2020 (Successor Company), were $4 for the year ended December 31, 2020 (Successor Company).The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2019 (Successor Company), were $(2) for the year ended December 31, 2019 (Successor Company).The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities were $(14) for the period of June 1, 2018 to December 31, 2018 (Successor Company), and $(3) for the period of January 1, 2018 to May 31, 2018 (Predecessor Company).
[2]    Due to the adoption of accounting guidance for credit losses on January 1, 2020, realized capital losses previously reported as OTTI are now presented as credit losses which are net of any recoveries. For further information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

[3]    Represents the change in ACL recorded during the period following the adoption of accounting guidance for credit losses on January 1, 2020. For further information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.
[4] Includes gains (losses) on non-qualifying derivatives, excluding foreign currency derivatives, of $149 for the year ended December 31, 2020 (Successor Company), $54 for the year ended December 31, 2019 (Successor Company), $35 for the period of June 1, 2018 to December 31, 2018 (Successor Company), and $(10) for the period of January 1, 2018 to May 31, 2018 (Predecessor Company).

Sales of AFS Securities
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Fixed maturities, AFS
Sale proceeds	$1,789	$2,541	$2,523	$3,523
Gross gains	165	67	12	45
Gross losses	(31)	(16)	(37)	(47)
Sales of AFS securities in 2020 were primarily a result of tactical changes to the portfolio as a result of changing market conditions and to a lesser extent duration and liquidity management.
Accrued Interest Receivable on Fixed Maturities, AFS and Mortgage Loans
As of December 31, 2020 and 2019 (Successor Company), the Company reported accrued interest receivable related to fixed maturities, AFS of $114 and $122, respectively, and accrued interest receivable related to mortgage loans of $7 and $8, respectively. These amounts are recorded in other assets on the Consolidated Balance Sheets and are not included in the amortized cost or fair value of the fixed maturities or mortgage loans. The Company does not include the current accrued interest receivable balance when estimating the ACL. The Company has a policy to write-off accrued interest receivable balances that are more than 90 days past due. Write-offs of accrued interest receivable are recorded as a credit loss component of realized capital gains and losses.
Interest income on fixed maturities and mortgage loans is accrued unless it is past due over 90 days or management deems the interest uncollectible.
Recognition and Presentation of Intent-to-Sell Impairments and ACL on Fixed Maturities, AFS
The Company will record an "intent-to-sell impairment" as a reduction to the amortized cost of fixed maturities, AFS in an unrealized loss position if the Company intends to sell or it is more likely than not that the Company will be required to sell the fixed maturity before a recovery in value. A corresponding charge is recorded in net realized capital losses equal to the difference between the fair value on the impairment date and the amortized cost basis of the fixed maturity before recognizing the impairment.
When fixed maturities are in an unrealized loss position and the Company does not record an intent-to-sell impairment, the Company will record an ACL, through net realized capital gains and losses, for the portion of the unrealized loss due to a credit loss. Any remaining unrealized loss on a fixed maturity after recording an ACL is the non-credit amount and is recorded in OCI. The ACL is the excess of the amortized cost over the greater of the Company's best estimate of the present value of expected future cash flows or the security's fair value. Cash flows are discounted at the effective yield that is used to record interest income. The ACL cannot exceed the unrealized loss and, therefore, it may fluctuate with changes in the fair value of the fixed maturity if the fair value is greater than the Company's best estimate of the present value of expected future cash flows. The initial ACL and any subsequent changes are recorded in net realized capital gains and losses. The ACL is written off against the amortized cost in the period in which all or a portion of the related fixed maturity investment is determined to be uncollectible.
Prior to January 1, 2020, the Company recorded an OTTI for those fixed maturities for which the Company did not expect to recover the entire amortized cost basis. For these securities, the excess of the amortized cost basis over its fair value was separated into the portion representing a credit OTTI, which was recorded in net realized capital losses, and the remaining non-credit amount, which was recorded in OCI. The credit OTTI amount is the excess of its amortized cost basis over the Company’s best estimate of discounted expected future cash flows. The non-credit amount is the excess of the best estimate of the discounted expected future cash flows over the fair value.The Company’s best estimate of discounted

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

expected future cash flows became the new cost basis and accreted prospectively into net investment income over the estimated remaining life of the security. Amounts previously recognized in accumulated other comprehensive income as of the ASU 2016-13 guidance adoption date that relate to improvements in cash flows expected to be collected will continue to be accreted into income over the asset's remaining life.
Developing the Company’s best estimate of expected future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions regarding the future performance. The Company's considerations include, but are not limited to (a) changes in the financial condition of the issuer and/or the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.
For non-structured securities, assumptions include, but are not limited to, economic and industry-specific trends and fundamentals, instrument-specific developments including changes in credit ratings, industry earnings multiples and the issuer’s ability to restructure, access capital markets, and execute asset sales.
For structured securities, assumptions include, but are not limited to, various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ratios ("LTVs"), average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.

ACL on Fixed Maturities, AFS by Type for the Year Ended December 31, 2020 (Successor Company)
(Before tax)	Corporate	Total
Balance, beginning of year	$—	$—
Credit losses on fixed maturities where an allowance was not previously recorded	1	1
Balance as of end of period	$1	$1

Cumulative Credit Impairments on Fixed Maturities, AFS
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2019	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
(Before tax)
Balance as of beginning of period	$(6)	$—	$(88)
Additions for credit impairments recognized on [1]:
Fixed maturities not previously impaired	(4)	(6)	—
Reductions for credit impairments previously recognized on:
Fixed maturities that matured or were sold during the period	6	—	17
Fixed maturities due to an increase in expected cash flows	—	—	1
Balance as of end of period	$(4)	$(6)	$(70)
[1]These additions are included in net realized capital gains (losses) on the Consolidated Statements of Operations.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Fixed Maturities, AFS

Fixed Maturities, AFS by Type
	Successor Company
	December 31, 2020					December 31, 2019
	Amortized Cost [1]	ACL [2]	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Amortized Cost [1]	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-Credit OTTI [3]
ABS	$436	$—	$8	$—	$444	$291	$4	$—	$295	$—
CLOs	1,425	—	7	(4)	1,428	1,150	6	(6)	1,150	—
CMBS	1,152	—	77	(11)	1,215	1,331	65	(3)	1,391	—
Corporate	7,240	(1)	1,296	(12)	8,552	7,403	696	(7)	8,121	—
Foreign govt./govt. agencies	236	—	32	—	266	382	30	(1)	409	—
Municipal	761	—	115	(1)	875	705	56	—	761	—
RMBS	745	—	26	(2)	769	853	16	(1)	868	—
U.S. Treasuries	1,142	—	192	(8)	1,326	905	88	—	993	—
Total fixed maturities, AFS	$13,137	$(1)	$1,753	$(38)	$14,875	$13,020	$961	$(18)	$13,988	$—
[1]The cost or amortized cost of assets that support modified coinsurance reinsurance contracts were not adjusted as part of the application of pushdown accounting. As a result, gross unrealized gains (losses) only include subsequent changes in value recorded in AOCI beginning June 1, 2018. Prior changes in value have been recorded in additional paid-in capital.
[2]Represents the ACL recorded following the adoption of accounting guidance for credit losses on January 1, 2020. For further information refer to Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.
[3]Represents the amount of cumulative non-credit impairment losses recognized in OCI on fixed maturities that also had credit impairments. These losses are included in gross unrealized losses as of December 31, 2019 (Successor Company).

Fixed maturities, AFS, by Contractual Maturity Year
	Successor Company
	December 31, 2020		December 31, 2019
Contractual Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$238	$241	$295	$300
Over one year through five years	1,376	1,462	1,260	1,297
Over five years through ten years	1,808	2,052	1,824	1,951
Over ten years	5,957	7,264	6,016	6,736
Subtotal	9,379	11,019	9,395	10,284
Mortgage-backed and asset-backed securities	3,758	3,856	3,625	3,704
Total fixed maturities, AFS	$13,137	$14,875	$13,020	$13,988
Estimated maturities may differ from contractual maturities due to call or prepayment provisions. Due to the potential for variability in payment speeds (i.e. prepayments or extensions), mortgage-backed and asset-backed securities are not categorized by contractual maturity.
Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.
The Company had no investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholder's equity, other than the U.S. government and certain U.S. government agencies as of December 31, 2020 or 2019 (Successor Company). As of December 31, 2020 (Successor Company), other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were the IBM Corporation, Walt Disney Company, and Wells Fargo & Company, which each comprised less than 1% of total invested assets. As of December 31, 2019 (Successor Company), other than U.S. government and certain U.S. government agencies, the Company’s three

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

largest exposures by issuer were the IBM Corporation, Walt Disney Company, and the Microsoft Corporation, which each comprised less than 1% of total invested assets.
The Company’s three largest exposures by sector as of December 31, 2020 (Successor Company), were financial services, utilities, and the CLO sector which comprised approximately 8%, 8%, and 7%, respectively, of total invested assets. The Company’s three largest exposures by sector as of December 31, 2019 (Successor Company) were utilities, CMBS, and financial services which comprised approximately 7%, 7%, and 7%, respectively, of total invested assets.
Unrealized Losses on Fixed Maturities, AFS

Unrealized Loss Aging for Fixed Maturities, AFS by Type and Length of Time as of December 31, 2020
Successor Company
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
ABS	$—	$—	$16	$—	$16	$—
CLOs	346	(1)	411	(3)	757	(4)
CMBS	214	(11)	2	—	216	(11)
Corporate	110	(9)	63	(3)	173	(12)
Foreign govt./govt. agencies	1	—	—	—	1	—
Municipal	28	(1)	—	—	28	(1)
RMBS	223	(1)	39	(1)	262	(2)
U.S. Treasuries	236	(8)	—	—	236	(8)
Total fixed maturities, AFS in an unrealized loss position	$1,158	$(31)	$531	$(7)	$1,689	$(38)

Unrealized Loss Aging for Fixed Maturities, AFS by Type and Length of Time as of December 31, 2019
Successor Company
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
ABS	$51	$—	$14	$—	$65	$—
CLOs	188	(1)	642	(5)	830	(6)
CMBS	93	(2)	9	(1)	102	(3)
Corporate	144	(3)	176	(4)	320	(7)
Foreign govt./govt. agencies	5	—	30	(1)	35	(1)
Municipal	51	—	—	—	51	—
RMBS	80	—	87	(1)	167	(1)
U.S. Treasuries	13	—	—	—	13	—
Total fixed maturities, AFS in an unrealized loss position	$625	$(6)	$958	$(12)	$1,583	$(18)
As of December 31, 2020 (Successor Company), fixed maturities, AFS in an unrealized loss position consisted of 377 instruments, primarily in the corporate sectors, most notably energy issuers and issuers in the transportation services sector, and CMBS which were depressed largely due to widening of credit spreads since the purchase date. As of December 31, 2020 (Successor Company), 99% of these fixed maturities were depressed less than 20% of cost or amortized cost. The increase in unrealized losses during 2020 was primarily attributable to wider credit spreads within higher yielding corporates and CMBS and higher interest rates on U.S. Treasuries purchased earlier in the year.
Most of the fixed maturities depressed for twelve months or more relate to CLOs and corporates. CLO securities and corporate fixed maturities were primarily depressed because current market spreads are wider than at the respective purchase dates. The Company neither has an intention to sell nor does it expect to be required to sell the fixed maturities outlined in the preceding discussion. The decision to record credit losses on fixed maturities, AFS in the form of an ACL

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

requires us to make qualitative and quantitative estimates of expected future cash flows. Actual cash flows could deviate significantly from our expectations resulting in realized losses in future periods.
Mortgage Loans
ACL on Mortgage Loans
The Company reviews mortgage loans on a quarterly basis to estimate the ACL, with changes in the ACL recorded in net realized capital gains and losses. Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level under multiple economic scenarios. The scenarios use macroeconomic data provided by an internationally recognized economics firm that generates forecasts of varying economic factors such as GDP growth, unemployment and interest rates. The economic scenarios are projected over 10 years. The first two to four years of the 10-year period assume a specific modeled economic scenario (including moderate upside, moderate recession and severe recession scenarios) and then revert to historical long-term assumptions over the remaining period. Using these economic scenarios, the forecasting model projects property-specific operating income and capitalization rates used to estimate the value of a future operating income stream. The operating income and the property valuations derived from capitalization rates are compared to loan payment and principal amounts to create debt-service coverage ratios ("DSCRs") and LTVs over the forecast period. The model overlays historical data about mortgage loan performance based on DSCRs and LTVs and projects the probability of default, amount of loss given a default and resulting expected loss through maturity for each loan under each economic scenario. Economic scenarios are probability-weighted based on a statistical analysis of the forecasted economic factors and qualitative analysis. The Company records the change in the ACL on mortgage loans based on the weighted-average expected credit losses across the selected economic scenarios.
In response to significant economic stress experienced as a result of the COVID-19 pandemic during 2020 the Company increased the weight of both a moderate and severe recession in our estimate of the ACL. The Company continues to monitor economic uncertainty including rising COVID-19 infections leading to short-term lockdowns and the corresponding impact that this might have on the mortgage loan portfolio.
The ultimate impact to the Company’s financial statements could vary significantly from our estimates depending on, among other things, the duration and severity of the pandemic, the duration and severity of the economic downturn and the degree to which federal, state and local government actions to mitigate the economic impact of COVID-19 are effective. The impact on our commercial mortgage loan portfolio will also be impacted by borrower behavior in response to the economic stress. Borrowers with lower LTVs have an incentive to continue to make payments of principal and/or interest in order to preserve the equity they have in the underlying commercial real estate properties. As property values decline, borrowers have less incentive to continue to make payments.
When a borrower is experiencing financial difficulty, including when foreclosure is probable, the Company measures an ACL on individual mortgage loans.The ACL is established for any shortfall between the amortized cost of the loan and the fair value of the collateral less costs to sell. Estimates of collectibility from an individual borrower require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower's ability to pay and/or the value of underlying collateral such as changes in projected property value estimates. As of December 31, 2020 (Successor Company), the Company did not have any mortgage loans for which an ACL was established on an individual basis.
There were no mortgage loans held-for-sale as of December 31, 2020 or 2019 (Successor Company). As of December 31, 2020 (Successor Company), the Company had no mortgage loans that have had extensions or restructurings other than what is allowable under the original terms of the contract.
Prior to January 1, 2020, the accounting model was based on an incurred loss approach. Mortgage loans were considered to be impaired when management estimated that, based upon current information and events, it was probable that the Company would be unable to collect amounts due according to the contractual terms of the loan agreement. For mortgage loans that were deemed impaired, a valuation allowance was established for the difference between the carrying amount and estimated value. Changes in valuation allowances were recorded in net realized capital gains and losses.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

ACL on Mortgage Loans
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Balance as of January 1,	$—	$5	$—	$—
Cumulative effect of accounting changes [1]	9
Adjusted beginning ACL [2]	9	5	—	—
Current period provision (release)	8	(5)	5	—
Balance as of December 31,	$17	$—	$5	$—
[1] Represents the establishment of ACL recorded on adoption of accounting guidance for credit losses on January 1, 2020. For further                 information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies.
[2] Prior to adoption of accounting guidance for credit losses on January 1, 2020, amounts were presented as a valuation allowance on mortgage loans.
The increase in the allowance for the year-ended December 31, 2020 (Successor Company) is the result of the COVID-19 pandemic and its impacts on the economic forecasts, as discussed above, as well as lower estimated property values and operating income as compared to the prior year.
The weighted-average LTV ratio of the Company’s mortgage loan portfolio was 54% as of December 31, 2020 (Successor Company), while the weighted-average LTV ratio at origination of these loans was 62%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan with property values based on appraisals updated no less than annually. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property's net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments and are updated no less than annually through reviews of underlying properties.

Mortgage Loans LTV & DSCR by Origination Year as of December 31, 2020 (Successor Company)
	2020		2019		2018		2017		2016		2015 & Prior		Total
Loan-to-Value	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost [1]	Avg. DSCR
65% - 80%	6	1.24x	78	1.56x	175	1.75x	94	1.98x	1	2.95x	54	1.12x	408	1.68x
Less than 65%	164	2.26x	207	2.95x	178	2.24x	248	2.35x	176	2.90x	728	2.29x	1,701	2.44x
Total mortgage loans	$170	2.23x	$285	2.56x	$353	1.99x	$342	2.25x	$177	2.90x	$782	2.21x	$2,109	2.29x
[1] Amortized cost of mortgage loans excludes ACL of $17.

Mortgage Loans LTV & DSCR as of December 31, 2019 (Successor Company)
Loan-to-Value	Amortized Cost	Avg. DSCR
65% - 80%	$269	1.74x
Less than 65%	1,972	2.44x
Total mortgage loans	$2,241	2.36x

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Mortgage Loans by Region
	Successor Company
	December 31, 2020		December 31, 2019
	Amortized Cost [1]	Percent of Total	Amortized Cost	Percent of Total
East North Central	$80	3.8%	$67	3.0%
East South Central	19	0.9%	19	0.9%
Middle Atlantic	154	7.3%	204	9.1%
Mountain	78	3.7%	75	3.3%
New England	83	3.9%	85	3.8%
Pacific	562	26.7%	646	28.8%
South Atlantic	569	27.0%	510	22.8%
West South Central	213	10.1%	209	9.3%
Other [2]	351	16.6%	426	19.0%
Total mortgage loans	$2,109	100%	$2,241	100%
[1]Amortized cost of mortgage loans excludes ACL of $17.
[2]Primarily represents loans collateralized by multiple properties in various regions.

Mortgage Loans by Property Type
	Successor Company
	December 31, 2020		December 31, 2019
	Amortized Cost [1]	Percent of Total	Amortized Cost	Percent of Total
Commercial
Industrial	$602	28.6%	$603	26.9%
Lodging	22	1.0%	24	1.1%
Multifamily	536	25.4%	576	25.7%
Office	481	22.8%	471	21.0%
Retail	418	19.8%	398	17.8%
Single Family	50	2.4%	120	5.3%
Other	—	—%	49	2.2%
Total mortgage loans	$2,109	100%	$2,241	100%
[1]Amortized cost of mortgage loans excludes ACL of $17.
Past-Due Mortgage Loans
Mortgage loans are considered past due if a payment of principal or interest is not received according to the contractual terms of the loan agreement, which typically includes a grace period. As of December 31, 2020 and 2019 (Successor Company), the Company held no mortgage loans considered past due.
Purchased Financial Assets with Credit Deterioration
Purchased financial assets with credit deterioration ("PCD") are purchased financial assets with a “more-than-insignificant” amount of credit deterioration since origination. PCD assets are assessed only at initial acquisition date and for any investments identified, the Company records an allowance at acquisition with a corresponding increase to the amortized cost basis. As of December 31, 2020 (Successor Company), the Company held no PCD fixed maturities, AFS or mortgage loans.
Variable Interest Entities
The Company is engaged with various special purpose entities and other entities that are deemed to be variable interest entities ("VIEs") primarily as an investor through normal investment activities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE on the Company’s Consolidated Financial Statements. As of December 31, 2020 and 2019 (Successor Company), the Company did not hold any VIEs for which it was the primary beneficiary.
Non-Consolidated VIEs
The Company, through normal investment activities, makes passive investments in limited partnerships and other alternative investments. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments. The Company’s maximum exposure to loss as of December 31, 2020 and 2019 (Successor Company) is limited to the total carrying value of $975 and $914, respectively, which are included in limited partnerships and other alternative investments on the Company's Consolidated Balance Sheets. As of December 31, 2020 and 2019 (Successor Company), the Company had outstanding commitments totaling $461 and $474, respectively, whereby the Company is committed to fund these investments and may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. These investments are generally of a passive nature in that the Company does not take an active role in management.
In addition, the Company also makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are included in ABS, CLOs, CMBS and RMBS in the Available-for-Sale Securities table on the Company’s Consolidated Balance Sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIEs, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits and the Company’s inability to direct the activities that most significantly impact the economic performance of the VIEs. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.
Repurchase Agreements and Other Collateral Transactions
The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through repurchase agreements.
Repurchase Agreements
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. The maturity of these transactions is generally of ninety days or less. Repurchase agreements include master netting provisions that provide both parties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company's current positions do not meet the specific conditions for net presentation.
Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred under specified conditions and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's Consolidated Balance Sheets. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's Consolidated Balance Sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

From time to time, the Company enters into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The maturity of these transactions is generally within one year. The agreements require additional collateral to be transferred to the Company under specified conditions and the Company has the right to sell or re-pledge the securities received. The Company accounts for reverse repurchase agreements as collateralized financing. The receivable for reverse repurchase agreements is included within short-term investments in the Company's Consolidated Balance Sheets.

Repurchase Agreements
	Successor Company
	December 31, 2020	December 31, 2019
	Fair Value	Fair Value
Repurchase agreements:
Gross amount of recognized liabilities for repurchase agreements	$262	$269
Gross amount of collateral pledged related to repurchase agreements [1]	$267	$273
Gross amount of recognized receivables for reverse repurchase agreements [2]	$28	$10
[1]Collateral pledged is included within fixed maturities, AFS and short-term investments on the Company's Consolidated Balance Sheets.
[2]Collateral received is included within short-term investments on the Company's Consolidated Balance Sheets.
Other Collateral Transactions
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2020 and 2019 (Successor Company), the fair value of securities on deposit was $28 and $24, respectively.
For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivative Instruments of Notes to Consolidated Financial Statements.
Equity Method Investments
The majority of the Company's investments in limited partnerships and other alternative investments, including hedge funds, mortgage and real estate funds, and private equity and other funds (collectively, “limited partnerships”), are accounted for under the equity method of accounting. The Company recognized total equity method income of $130 and $161 for the years ended December 31, 2020 and 2019 (Successor Company), respectively, $67 for the period of June 1, 2018 to December 31, 2018 (Successor Company), and $41 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company). Equity method income is reported in net investment income. The Company’s maximum exposure to loss as of December 31, 2020 (Successor Company) is limited to the total carrying value of $999. In addition, the Company has outstanding commitments totaling approximately $463, to fund limited partnership and other alternative investments as of December 31, 2020 (Successor Company).
The Company’s investments in limited partnerships are generally of a passive nature in that the Company does not take an active role in the management of the limited partnerships. In 2020, aggregate investment income (losses) from limited partnerships and other alternative investments exceeded 10% of the Company’s pre-tax consolidated net income. Accordingly, the Company is disclosing aggregated summarized financial data for the Company’s limited partnership investments. This aggregated summarized financial data does not represent the Company’s proportionate share of limited partnership assets or earnings. Aggregate total assets of the limited partnerships in which the Company invested totaled $130.7 billion and $140.4 billion as of December 31, 2020 and 2019 (Successor Company), respectively. Aggregate total liabilities of the limited partnerships in which the Company invested totaled $24.3 billion and $25.5 billion as of December 31, 2020 and 2019 (Successor Company), respectively. Aggregate net investment income (loss) of the limited partnerships in which the Company invested totaled $1.0 billion, $405 and $653 for the years ended December 31, 2020, 2019 and 2018 (Successor Company), respectively. Aggregate net income excluding net investment income of the limited partnerships in which the Company invested totaled $5.9 billion, $10.2 billion, and $8.9 billion for the years ended December 31, 2020, 2019 and 2018 (Successor Company), respectively. As of, and for the year ended, December 31, 2020 (Successor Company), the aggregated summarized financial data reflects the latest available financial information.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives

Derivative Instruments
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, credit spread, issuer default, price, and currency exchange rate risk or volatility. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies. The Company also may enter into and has previously issued financial instruments and products that either are accounted for as free-standing derivatives, such as certain reinsurance contracts, or as embedded derivative instruments, such as certain GMWB riders included with certain variable annuity products.
Strategies that Qualify for Hedge Accounting
Some of the Company's derivatives satisfy hedge accounting requirements as outlined in Note 1 of these financial statements. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. As a result of pushdown accounting, derivative instruments that previously qualified for hedge accounting were de-designated and recorded at fair value through adjustments to additional paid in capital at the acquisition date. The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates. Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.
Non-qualifying Strategies
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's variable annuity products as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.
The non-qualifying strategies include:
Interest Rate Swaps, Swaptions and Futures
The Company uses interest rate swaps, swaptions and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2020 and 2019 (Successor Company), the notional amount of interest rate swaps in offsetting relationships was $1.3 billion for both years.
Foreign Currency Swaps and Forwards
The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash.
Fixed Payout Annuity Hedge
The Company previously had obligations for certain yen denominated fixed payout annuities under an assumed reinsurance contract. The Company had in place swap contracts to hedge the currency and yen interest rate exposure between the U.S. dollar denominated assets and the yen denominated fixed liability reinsurance payments. The last swap matured on October 31, 2019.
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty or the Company should the referenced security issuers experience a credit event, as defined in the contract. In addition, the

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Equity Index Swaps and Options
The Company enters into equity index options to hedge the impact of a decline in the equity markets on the investment portfolio.
Macro Hedge Program
The Company utilizes equity swaps, options and futures as well as interest rate swaps to provide protection against the statutory tail scenario risk to the Company's statutory surplus arising from higher GMWB and guaranteed minimum death benefits ("GMDB") claims as well as lower variable annuity fee revenue.
GMWB Derivatives, net
The Company formerly offered certain variable annuity products with GMWB riders. The GMWB product is a bifurcated embedded derivative (“GMWB product derivatives”) that has a notional value equal to the GRB. The Company uses reinsurance contracts to transfer a portion of its risk of loss due to GMWB. The reinsurance contracts covering GMWB (“GMWB reinsurance contracts”) are accounted for as free-standing derivatives with a notional amount equal to the GRB reinsured.
During 2020, the Company closed the dynamic hedging program as the targeted risk exposure was no longer significant. Any risks covered previously under the dynamic hedging program are now covered by the macro hedge program. The Company previously utilized derivatives (“GMWB hedging instruments”) as part of a dynamic hedging program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders. The GMWB hedging instruments hedged changes in interest rates, equity market levels, and equity volatility. These derivatives included customized swaps, interest rate swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index. The Company retained the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices.

GMWB Hedging Instruments
	Successor Company
	Notional Amount		Fair Value
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Customized swaps		$3,938		$34
Equity swaps, options, and futures		855		(2)
Interest rate swaps and futures		2,189		41
Total		$6,982		$73
Modified Coinsurance Reinsurance Contracts
As of December 31, 2020 and 2019 (Successor Company), the Company had approximately $843 and $819, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in a trust established by the Company. The Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value of investments subject to interest rate and credit risk. The notional amount of the embedded derivative reinsurance contracts are the invested assets which are carried at fair value and support the reinsured reserves.
Derivative Balance Sheet Classification
For reporting purposes, the Company has elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

the table below. The Company’s derivative instruments are held for risk management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the fair value option.

Successor Company
	Net Derivatives				Asset Derivatives		Liability Derivatives
	Notional Amount		Fair Value		Fair Value		Fair Value
Hedge Designation/ Derivative Type	Dec 31, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019
Cash flow hedges
Foreign currency swaps	$25	$10	$(2)	$—	$—	$—	$(2)	$—
Total cash flow hedges	25	10	(2)	—	—	—	(2)	—
Non-qualifying strategies
Interest rate contracts
Interest rate swaps and futures	3,419	3,082	(13)	(39)	28	11	(41)	(50)
Foreign exchange contracts
Foreign currency swaps and forwards	222	225	—	(7)	8	9	(8)	(16)
Credit contracts
Credit derivatives that purchase credit protection	40	40	—	(1)	—	—	—	(1)
Equity contracts
Equity index swaps and options	2,000	2,000	—	—	—	—	—	—
Variable annuity hedge program
GMWB product derivatives [1]	7,803	8,717	21	5	33	23	(12)	(18)
GMWB reinsurance contracts	1,688	1,869	7	17	7	17	—	—
GMWB hedging instruments	—	6,982	—	73	—	89	—	(16)
Macro hedge program	24,188	19,879	(453)	(114)	268	98	(721)	(212)
Other
Modified coinsurance reinsurance contracts	843	819	(93)	(43)	—	—	(93)	(43)
Total non-qualifying strategies	40,203	43,613	(531)	(109)	344	247	(875)	(356)
Total cash flow hedges and non-qualifying strategies	$40,228	$43,623	$(533)	$(109)	$344	$247	$(877)	$(356)
Balance Sheet Location
Fixed maturities, available-for-sale	$49	$43	$—	$—	$—	$—	$—	$—
Other investments	5,791	5,779	12	72	13	83	(1)	(11)
Other liabilities	24,054	26,396	(480)	(160)	291	124	(771)	(284)
Reinsurance recoverables	2,531	2,688	(86)	(26)	7	17	(93)	(43)
Other policyholder funds and benefits payable	7,803	8,717	21	5	33	23	(12)	(18)
Total derivatives	$40,228	$43,623	$(533)	$(109)	$344	$247	$(877)	$(356)
[1] These derivatives are embedded within liabilities and are not held for risk management purposes.
Offsetting of Derivative Assets/Liabilities
The following tables present the gross fair value amounts, the amounts offset, and net position of derivative instruments eligible for offset on the Company's Consolidated Balance Sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under U.S. GAAP.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Offsetting Derivative Assets and Liabilities (Successor Company)
	(i)	(ii)	(iii) = (i) - (ii)			(v) = (iii) - (iv)
			Net Amounts Presented on the Statement of Financial Position		Collateral Disallowed for Offset on the Statement of Financial Position
	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset on the Statement of Financial Position	Derivative Assets [1] (Liabilities) [2]	Accrued Interest and Cash Collateral (Received) [3] Pledged [2]	Financial Collateral (Received) Pledged [4]	Net Amount
As of December 31, 2020
Other investments	$304	$295	$12	$(3)	$—	$9
Other liabilities	(772)	(279)	(480)	(13)	(488)	(5)
As of December 31, 2019
Other investments	$207	$187	$72	$(52)	$8	$12
Other liabilities	(295)	(91)	(160)	(44)	(204)	—
[1]Included in other invested assets on the Company's Consolidated Balance Sheets.
[2]Included in other liabilities on the Company's Consolidated Balance Sheets and is limited to the net derivative payable associated with each counterparty.
[3]Included in other investments on the Company's Consolidated Balance Sheets and is limited to the net derivative receivable associated with each counterparty.
[4]Excludes collateral associated with exchange-traded derivative instruments.
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.

Derivatives in Cash Flow Hedging Relationships
	Gain (Loss) Recognized in OCI
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Interest rate swaps	$—	$—	$—	$(17)
Foreign currency swaps	(2)	—	—	—
Total	$(2)	$—	$—	$(17)

Derivatives in Cash Flow Hedging Relationships (Successor Company)
Gain or (Loss) Reclassified from AOCI into Income
	For the Years Ended December 31,				June 1, 2018 to December 31, 2018
	2020		2019
	Net Capital Gain (Loss)	Net Investment Income	Net Capital Gain (Loss)	Net Investment Income	Net Capital Gain (Loss)	Net Investment Income
Interest rate swaps	—	—	—	—	—	—
Foreign currency swaps	—	—	—	—	—	—
Total	$—	$—	$—	$—	$—	$—
Total Amounts Presented on the Consolidated Statements of Operations	$(74)	$816	$(275)	$924	$142	$509

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Derivatives in Cash Flow Hedging Relationships (Predecessor Company)
	Gain or (Loss) Reclassified from AOCI into Income
	January 1, 2018 to May 31, 2018
	Net Capital Gain/(Loss)	Net Investment Income
Interest rate swaps	$—	$8
Foreign currency swaps	(2)	—
Total	(2)	8
Total Amounts Presented on the Consolidated Statements of Operations	$(107)	$520
As of December 31, 2020, the before tax deferred net gains on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months is less than $1. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.
For all periods presented, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.
Non-qualifying Strategies
For non-qualifying strategies, including embedded derivatives that are required to be bifurcated from their host contracts and accounted for as derivatives, the gain or loss on the derivative is recognized currently in earnings within net realized capital gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Non-qualifying Strategies Gain (Loss) Recognized within Net Realized Capital Gains (Losses)
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Variable annuity hedge program
GMWB product derivatives	$67	$134	$(25)	$82
GMWB reinsurance contracts	(27)	(13)	1	(25)
GMWB hedging instruments	42	(68)	36	(45)
Macro hedge program	(414)	(418)	153	(36)
Total variable annuity hedge program	(332)	(365)	165	(24)
Foreign exchange contracts
Foreign currency swaps and forwards	(4)	—	2	(3)
Fixed payout annuity hedge	—	(4)	(15)	10
Total foreign exchange contracts	(4)	(4)	(13)	7
Other non-qualifying derivatives
Interest rate contracts
Interest rate swaps, swaptions, and futures	180	103	23	(40)
Credit contracts
Credit derivatives that purchase credit protection	19	—	—	1
Credit derivatives that assume credit risk	—	7	(1)	(3)
Equity contracts
Equity index swaps and options	—	(1)	—	—
Other
Modified coinsurance reinsurance contracts	(50)	(55)	13	32
Total other non-qualifying derivatives	149	54	35	(10)
Total [1]	$(187)	$(315)	$187	$(27)
[1]    Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option.
Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings. As of December 31, 2020 and 2019 (Successor Company), the Company did not hold any credit derivatives that assume credit risk.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Derivative Collateral Arrangements
The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2020 and 2019 (Successor Company), the Company pledged cash collateral with a fair value of $48 and $10, respectively, associated with derivative instruments. The collateral receivable has been recorded in other assets or other liabilities on the Company's Consolidated Balance Sheets, as determined by the Company's election to offset on the balance sheet. As of December 31, 2020 and 2019 (Successor Company), the Company also pledged securities collateral associated with derivative instruments with a fair value of $526 and $214, respectively, which have been included in fixed maturities on the Consolidated Balance Sheets. The counterparties generally have the right to sell or re-pledge these securities. In addition, as of December 31, 2020 and 2019 (Successor Company), the Company has pledged initial margin of securities related to OTC-cleared and exchange traded derivatives with a fair value of $215 and $165, respectively.
As of December 31, 2020 and 2019 (Successor Company), the Company accepted cash collateral associated with derivative instruments of $65 and $188, respectively, which was invested and recorded on the Consolidated Balance Sheets in fixed maturities and short-term investments with corresponding amounts recorded in other investments or other liabilities as determined by the Company's election to offset on the balance sheet. The Company also accepted securities collateral as of December 31, 2020 and 2019 (Successor Company) with a fair value of $0 and $9, respectively, all of which the Company has the right to sell or repledge. As of December 31, 2020 (Successor Company), the Company has not repledged securities and did not sell any securities. The non-cash collateral accepted was held in separate custodial accounts and was not included on the Company's Consolidated Balance Sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance
The Company cedes insurance to unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly monitors the financial condition and ratings of its reinsurers and structures agreements to provide collateral funds where necessary.
Reinsurance Recoverables
Reinsurance recoverables include balances due from reinsurance companies and are presented net of allowances for uncollectible reinsurance in 2019 and net of ACL in 2020, upon adoption of ASU 2016-13. For further information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements. The ACL represents an estimate of expected credit losses over the lifetime of the contracts that reflect management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ inability to pay. Reinsurance recoverables include an estimate of the amount of policyholder benefits that may be ceded under the terms of the reinsurance agreements. Amounts recoverable from reinsurers are estimated in a manner consistent with assumptions used for the underlying policy benefits. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for future policy benefits.

Reinsurance Recoverables, net (Successor Company)
	As of December 31,
	2020	2019
Reserve for future policy benefits and other policyholder funds and benefits payable
Sold businesses (MassMutual and Prudential)	$18,807	$19,534
Commonwealth	7,579	8,147
Other reinsurers	1,076	1,143
Gross reinsurance recoverables	27,462	28,824
Less: ACL	7
Reinsurance recoverables, net [1]	$27,455	$28,824
[1] As of December 31, 2019 (Successor Company), no allowance for uncollectible reinsurance was required.
As of December 31, 2020 (Successor Company), the Company had reinsurance recoverables from Commonwealth, Massachusetts Mutual Life Insurance Company ("MassMutual") and Prudential Financial, Inc. ("Prudential") of approximately $7.6 billion, $7.0 billion and $11.8 billion, respectively. As of December 31, 2019 (Successor Company), the Company had reinsurance recoverables from Commonwealth, MassMutual and Prudential of $8.1 billion, $8.0 billion and $11.5 billion, respectively. The Company's obligations to its direct policyholders that have been reinsured to Commonwealth, MassMutual and Prudential are primarily secured by invested assets held in trust.
As of December 31, 2020 (Successor Company), the ACL increased to $7 from $5 at January 1, 2020, upon adoption of ASU 2016-13. The Company closely monitors the financial condition, ratings and current market information of all its counterparty reinsurers and records an ACL considering the credit quality of the reinsurer, the invested assets in trust, and the period over which the recoverable balances are expected to be collected. Counterparty risk is assessed on a pooled basis in cases of shared risk characteristics, and separately for individual reinsurers when it is more relevant. The Company evaluates historical events, current conditions, and reasonable and supportable forecasts in developing its ACL estimate. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts and funds held accounts. The ACL is estimated using a probability of default and loss given default model applied to the amount of reinsurance recoverables, net of collateral, exposed to loss. The probability of default factor is assigned based on each reinsurer's credit rating. The Company reassesses and updates credit ratings on a quarterly basis. The probability of default factors encompass historical industry defaults for liabilities with similar durations to the reinsured liabilities as estimated through multiple economic cycles. The loss given default factors are based on a study of historical recovery rates for general creditors of corporations through multiple economic cycles.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)

Insurance Revenues
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Gross earned premiums, fee income and other	$2,221	$2,375	$1,439	$1,059
Reinsurance assumed	125	115	66	48
Reinsurance ceded	(1,570)	(1,627)	(972)	(684)
Net earned premiums, fee income and other	$776	$863	$533	$423
The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $1.5 billion and $1.4 billion for the years ended December 31, 2020 and 2019 (Successor Company), respectively, $731 for the period of June 1, 2018 to December 31, 2018 (Successor Company) and $546 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company). In addition, the Company has reinsured a portion of the risk associated with U.S. variable annuities and the associated GMDB and GMWB riders.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
6. Deferred Policy Acquisition Costs and Value of Business Acquired

Changes in the DAC Balance [1]
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Balance, beginning of period	$—	$—	$—	$405
Deferred costs	—	—	—	1
Amortization — DAC	—	—	—	(13)
Amortization — Unlock benefit (charge), pre-tax	—	—	—	(3)
Adjustments to unrealized gains and losses on securities AFS and other	—	—	—	31
Balance, end of period	$—	$—	$—	$421
[1]    Effective with the application of pushdown accounting on May 31, 2018, the Company eliminated its DAC balance through a pushdown accounting adjustment. Please see Note 1, Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements for further discussion of pushdown accounting.

Changes in the VOBA Balance [1]
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Balance, beginning of period	$696	$716	$805	$—
Amortization — VOBA [2]	14	25	(80)	—
Amortization — Unlock benefit (charge), pre-tax	(64)	—	(19)	—
Adjustments to unrealized gains and losses on securities AFS and other	(60)	(45)	10	—
Balance, end of period	$586	$696	$716	$—
[1]    Effective with the application of pushdown accounting on May 31, 2018, the Company established its VOBA balance through a pushdown accounting adjustment. For further discussion of pushdown accounting, please see Note 1, Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.
[2] Negative gross profits due to hedge losses resulted in a write-up of VOBA.

Expected Amortization of VOBA
Successor Company
Years	Expected Amortization
2021	$(10)
2022	$18
2023	$22
2024	$25
2025	$31

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Reserves for Future Policy Benefits and Separate Account Liabilities

Changes in Reserves for Future Policy Benefits
Successor Company
	Universal Life-Type Contracts
	GMDB/GMWB [1]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [2]	Total Future Policy Benefits
Liability balance as of January 1, 2020	$450	$3,691	$14,324	$18,465
Incurred [3]	101	526	467	1,094
Paid	(91)	(22)	(821)	(934)
Liability balance as of December 31, 2020	$460	$4,195	$13,970	$18,625
Reinsurance recoverable asset as of January 1, 2020	$269	$3,691	$4,843	$8,803
Incurred [3]	57	526	122	705
Paid	(72)	(22)	(275)	(369)
Reinsurance recoverable asset as of December 31, 2020	$254	$4,195	$4,690	$9,139

Successor Company
	Universal Life-Type Contracts
	GMDB/GMWB [1]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [2]	Total Future Policy Benefits
Liability balance as of January 1, 2019	$462	$3,276	$14,585	$18,323
Incurred [3]	78	419	566	1,063
Paid	(90)	(4)	(827)	(921)
Liability balance as of December 31, 2019	$450	$3,691	$14,324	$18,465
Reinsurance recoverable asset as of January 1, 2019	$284	$3,276	$4,972	$8,532
Incurred [3]	57	419	163	639
Paid	(72)	(4)	(292)	(368)
Reinsurance recoverable asset as of December 31, 2019	$269	$3,691	$4,843	$8,803
[1]    These liability balances include all GMDB benefits, plus the life-contingent portion of GMWB benefits in excess of the return of the GRB. GMWB benefits up to the GRB are embedded derivatives held at fair value and are excluded from these balances.
[2]    Represents life-contingent reserves for which the company is subject to insurance and investment risk.
[3]    Includes the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

Account Value by GMDB/GMWB Type as of December 31, 2020
	Account Value (“AV”) [9]	Net amount at Risk (“NAR”) [10]	Retained Net Amount at Risk (“RNAR”) [10]	Weighted Average Attained Age of Annuitant
MAV [1]
MAV only	$12,649	$1,500	$225	74
With 5% rollup [2]	928	72	23	75
With earnings protection benefit rider (“EPB”) [3]	3,221	594	83	74
With 5% rollup & EPB	446	101	22	76
Total MAV	17,244	2,267	353
Asset protection benefit ("APB") [4]	8,332	46	32	72
Lifetime income benefit ("LIB") – death benefit [5]	369	2	2	74
Reset [6] (5-7 years)	2,420	7	5	72
Return of premium ("ROP") /other [7]	5,642	46	45	75
Variable annuity without GMDB [8]	2,570	—	—	72
Subtotal variable annuity [11]	$36,577	$2,368	$437	74
Less: general account value	2,801
Subtotal variable annuity separate account liabilities	33,776
Separate account liabilities - other	75,849
Total separate account liabilities	$109,625
[1]MAV GMDB is the greatest of current AV, net premiums paid and the highest AV on any anniversary before age 80 years (adjusted for withdrawals).
[2]Rollup GMDB is the greatest of the MAV, current AV, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 years or 100% of adjusted premiums.
[3]EPB GMDB is the greatest of the MAV, current AV, or contract value plus a percentage of the contract’s growth. The contract’s growth is AV less premiums net of withdrawals, subject to a cap of 200% of premiums net withdrawals.
[4]APB GMDB is the greater of current AV or MAV, not to exceed current AV plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).
[5]LIB GMDB is the greatest of current AV; net premiums paid; or, for certain contracts, a benefit amount generally based on market performance that ratchets over time.
[6]Reset GMDB is the greatest of current AV, net premiums paid and the most recent five to seven year anniversary AV before age 80 years (adjusted for withdrawals).
[7]ROP GMDB is the greater of current AV and net premiums paid.
[8]Includes account value for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.
[9]AV includes the contract holder’s investment in the separate account and the general account.
[10]NAR is defined as the guaranteed minimum death benefit in excess of the current AV. RNAR represents NAR reduced for reinsurance. NAR and RNAR are highly sensitive to equity market movements and increase when equity markets decline.
[11]Some variable annuity contracts with GMDB also have a life-contingent GMWB that may provide for benefits in excess of the return of the GRB. Such contracts included in this amount have $5.0 billion of total account value and weighted average attained age of 76 years. There is no NAR or retained NAR related to these contracts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

Account Balance Breakdown of Variable Separate Account Investments for Contracts with Guarantees
	Successor Company
Asset Type	December 31, 2020	December 31, 2019
Equity securities (including mutual funds)	$32,011	$31,114
Cash and cash equivalents [1]	1,765	1,319
Total [2]	$33,776	$32,433
[1]    Represents an allocation of the portfolio holdings.
[2]    Includes $2.6 billion and $2.3 billion of account value as of December 31, 2020 and 2019 (Successor Company) for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.
As of December 31, 2020 and 2019 (Successor Company), approximately 18% and 21%, respectively, of the equity securities (including mutual funds), in the preceding table were funds invested in fixed income securities and approximately 82% and 79%, respectively, were funds invested in equity securities.
For further information on guaranteed living benefits that are accounted for at fair value, such as GMWB, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Other Intangible Assets

Other Intangible Assets (Successor Company)
As of December 31, 2020
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted Average Expected Life
Amortizing intangible assets [1]	$29	$15	$14	5
Total indefinite lived intangible assets [2]	26	—	26	—
Total other intangible assets	$55	$15	$40	5
[1]    Consist of internally developed software
[2]    Consist of state insurance licenses
There have been no additions, renewals or extension since December 31, 2019 (Successor Company).

Expected Pre-tax Amortization Expense (Successor Company)
Years	Expected Future Amortization Expense
2021	$6
2022	$6
2023	$2
2024	$—
2025	$—

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
9. Debt

Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the Company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The Connecticut Insurance Department ("CTDOI") will permit the Company to pledge up to approximately $940 in qualifying assets to secure FHLBB advances for 2021. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2020, the Company had no advances outstanding under the FHLBB facility.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Income Taxes

Provision for Income Taxes
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
Income Tax Expense (Benefit)	2020	2019
Current - U.S. Federal	$10	$(8)	$(15)	$1
Deferred - U.S. Federal	56	52	74	6
Total income tax expense	$66	$44	$59	$7
Deferred tax assets and liabilities on the consolidated balance sheets represent the tax consequences of differences between the financial reporting and tax basis of assets and liabilities.

Components of Deferred Tax Assets (Liabilities)
	Successor Company
	As of December 31,
	2020	2019
Deferred Tax Assets
Tax basis deferred policy acquisition costs	$79	$60
Unearned premium reserve and other underwriting related reserves	1	4
VOBA and reserves	567	557
Net operating loss carryover	102	166
Employee benefits	7	4
Foreign tax credit carryover	18	13
Deferred reinsurance gain	198	210
Other	11	15
Total deferred tax assets	983	1,029
Deferred Tax Liabilities
Investment related items	(145)	(150)
Net unrealized gain on investments	(360)	(198)
Total deferred tax liabilities	(505)	(348)
Net deferred tax assets	$478	$681
The federal audits for the Company have been completed through 2013 and the Company is not currently under examination for any open years. The statute of limitations is closed through the 2016 tax year with the exception of net operating loss ("NOL") carryforwards utilized in open tax years. Management believes that adequate provision has been made on the consolidated financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years. For periods ending December 31, 2020 and 2019 (Successor Company), the Company had no reserves for uncertain tax positions. At December 31, 2020 and 2019 (Successor Company), there was no unrecognized tax benefit that if recognized would affect the effective tax rate and that is reasonably possible of significantly increasing or decreasing within the next 12 months.
The Company classifies interest and penalties (if applicable) as income tax expense on the consolidated financial statements. The Company recognized no interest expense for the years ended December 31, 2020 and 2019 (Successor Company), the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company). The Company had no interest payable as of December 31, 2020 and 2019 (Successor Company). The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not recorded any accrual for penalties.
The application of purchase and pushdown accounting resulted in market value adjustments to the Company’s assets and liabilities, which resulted in a corresponding increase in the Company’s deferred tax asset. For further information, see Note 1- Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Income Taxes (continued)
The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching.
Net deferred income taxes include the future tax benefits associated with the net operating loss carryover and foreign tax credit carryover as follows:
Net Operating Loss Carryover
As of December 31, 2020 and 2019 (Successor Company), the net deferred tax asset included the expected tax benefit attributable to net operating losses of $484 and $790, respectively. The totals include U.S. losses that were generated prior to 2017 of $121 and $437, respectively. These losses are subject to limits on the period for which they can be carried forward. If not utilized, these losses will expire from 2028-2030. Utilization of these loss carryovers is dependent upon the generation of sufficient future taxable income. The totals also include U.S. losses that were generated in 2018 of $363 and $353, respectively, primarily due to the Commonwealth Annuity Reinsurance Agreement. These losses do not expire, but their utilization in any carryforward year is limited to 80% of taxable income in that year.
Given the continued decline of the U.S. fixed and variable annuity business, the exposure to taxable losses is significantly lessened, and given the Company's expected future earnings, the Company believes sufficient taxable income will be generated in the future to utilize its net operating loss carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.
Foreign Tax Credit Carryover
As of December 31, 2020 and 2019 (Successor Company), the net deferred tax asset included the expected tax benefit attributable to foreign tax credit carryovers of $18 and $13 respectively.
A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Tax provision at the U.S. federal statutory rate	$98	$86	$98	$21
Dividends received deduction ("DRD")	(28)	(34)	(37)	(12)
Foreign related investments	(4)	(7)	(4)	(3)
Tax reform	—	—	—	(2)
Other		(1)	2	3
Provision for income taxes	$66	$44	$59	$7
The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

11. Commitments and Contingencies
Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life and annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.
The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated financial condition, results of operations or cash flows in particular quarterly or annual periods.
Lease Commitments
The rent paid to Hartford Fire Insurance Company ("Hartford Fire") for operating leases was $2 and $2 for the years ended December 31, 2020 and 2019, respectively (Successor Company), $1 for the period of June 1, 2018 to December 31, 2018 (Successor Company) and $1 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company).

Future Minimum Lease Payments (Successor Company)
2021	$1
2022	1
2023	1
2024	—
2025	—
Thereafter	—
Total minimum lease payments	$3
Unfunded Commitments
As of December 31, 2020 (Successor Company), the Company had outstanding commitments totaling $567, of which $463 was committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $4 of the outstanding commitments is primarily related to various funding obligations associated with private debt securities. The remaining outstanding commitments of $100 relate to mortgage loans. Of the $567 in total outstanding commitments, $66 are related to mortgage loan commitments which the Company can cancel unconditionally.
Guaranty Fund and Other Insurance-related Assessments
In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Commitments and Contingencies (continued)
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities on the Consolidated Balance Sheets. As of December 31, 2020 and 2019 (Successor Company) the liability balance was $7 and $8, respectively. As of December 31, 2020 and 2019 (Successor Company) amounts related to premium tax offsets of $2 were included in other assets.
Derivative Commitments
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies or risked-based capital ("RBC") tests, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position as of December 31, 2020 (Successor Company) was $539. Of this $539, the legal entities have posted collateral of $572, which is inclusive of initial margin requirements in the normal course of business. In addition, the Company has posted collateral of $23 associated with a customized GMWB derivative. These collateral amounts could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that we post, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Transactions with Related Parties

Parent Company Transactions (Successor Company)
As of December 31, 2020 and 2019, the Company had no direct employees as we are managed by TLI, the Company's parent, pursuant to an Intercompany Services and Cost Allocation Agreement effective as of June 1, 2018 (the “Management Agreement”) between the Company, TLI and other Company affiliates. Pursuant to the Management Agreement, the parties provide a variety of operating services to each other to conduct their day to day business, including employee compensation and management services. Expenses incurred by TLI in providing these services are reimbursed by the Company based on TLI’s actual cost incurred.
For information related to capital contributions to the parent company, see the Dividends section of Note 13 - Statutory Results of Notes to Consolidated Financial Statements.
Parent Company Transactions (Predecessor Company)
Prior to the sale of the Company, substantially all general insurance expenses related to the Company were initially paid by The Hartford. Expenses were allocated to the Company using specific identification if available, or other applicable methods, that would include a blend of revenue, expense and capital.
Reinsurance Ceded to Affiliates (Predecessor Company)
The Company maintained a reinsurance agreement with Hartford Life and Accident Insurance Company ("HLA") whereby the Company ceded both group life and group accident and health risk business. Under this agreement, the Company ceded group life premiums of $9 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company). The Company also ceded accident and health premiums of $25 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Statutory Results

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition and value of business acquired costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

Statutory Net Income (Loss)
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Combined statutory net income (loss)	$245	$488	$(126)	$181

Statutory Capital
	Successor Company
	As of December 31,
	2020	2019
Statutory capital [1]	$3,142	$3,194
[1]    The Company relies upon a prescribed practice allowed by Connecticut state laws that allow the Company to receive a reinsurance reserve credit for reinsurance treaties that provide for a limited right of unilateral cancellation by the reinsurer. The benefit from this prescribed practice was approximately $51 and $37 as of December 31, 2020 and 2019 (Successor Company), respectively.
Statutory accounting practices do not consolidate the net income (loss) of subsidiaries that report under U.S. GAAP. The combined statutory net income (loss) above represents the total statutory net income (loss) of the Company and its other insurance subsidiaries.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose RBC requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio". The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2020 and 2019 (Successor Company). The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Statutory Results (continued)
Dividends
Dividends to the Company from its insurance subsidiaries and dividends from the Company to its parent are restricted by insurance regulation. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a domiciled insurer exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law, the dividend requires the prior approval of the domestic regulator. In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company. As a condition of the sale, Talcott Resolution Life Insurance Company and its affiliates were required to gain pre-approval from the state insurance commissioner for any dividends, regardless of size, through May 31, 2020.
On September 18, 2020 (Successor Company), TL received a $400 dividend from its subsidiary, Talcott Resolution Life and Annuity Insurance Company ("TLA"). On the same date, TL subsequently declared and paid a $319 dividend to its parent, Talcott Resolution Life, Inc. ("TLI").
On September 16, 2019 (Successor Company), TL received a $250 dividend from its subsidiary, TLA. On the same date, TL subsequently declared and paid a $700 dividend to its parent, TLI.
Prior to the close of the Talcott Resolution Sale Transaction, the Hartford Life Insurance Company (Predecessor Company) paid approximately $619 in dividends to its parent and subsequently to The Hartford. TL, formerly known as Hartford Life Insurance Company, contributed $309 and TLA, formerly known as Hartford Life and Annuity Insurance Company, contributed $308 including other intercompany transactions net settled between TL and The Hartford prior to closing.
After September 18, 2021, the Company is permitted to pay up to a maximum of $597 in dividends and the Company's subsidiaries are permitted to pay up to a maximum of $335 in dividends without prior approval from the state insurance commissioner.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income

Changes in AOCI, Net of Tax for the Year Ended December 31, 2020 (Successor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$717	$—	$—	$—	$717
OCI before reclassifications	665	(1)	(1)	—	663
Amounts reclassified from AOCI	(100)	1	—	—	(99)
OCI, net of tax	565	—	(1)	—	564
Ending balance	$1,282	$—	$(1)	$—	$1,281

Changes in AOCI, Net of Tax for the Year Ended December 31, 2019 (Successor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$(173)	$—	$2	$(171)
OCI before reclassifications	927	—	(2)	925
Amounts reclassified from AOCI	(37)	—	—	(37)
OCI, net of tax	890	—	(2)	888
Ending balance	$717	$—	$—	$717

Changes in AOCI, Net of Tax for the Period of June 1, 2018 to December 31, 2018 (Successor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$—	$—	$—	$—
OCI before reclassifications	(198)	—	2	(196)
Amounts reclassified from AOCI	25	—	—	25
OCI, net of tax	(173)	—	2	(171)
Ending balance	$(173)	$—	$2	$(171)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income (continued)

Changes in AOCI, Net of Tax for the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$1,022	$4	$(3)	$1,023
Cumulative effect of accounting changes, net of tax [1]	182	—	—	182
Adjusted balance, beginning of period	1,204	4	(3)	1,205
OCI before reclassifications	(432)	(13)	1	(444)
Amounts reclassified from AOCI	2	(5)	—	(3)
OCI, net of tax	(430)	(18)	1	(447)
Ending balance	$774	$(14)	$(2)	$758
[1]    Includes reclassification to retained earnings of $193 of stranded tax effects and $11 of net unrealized gains, after tax, related to equity securities. Refer to Note 1 - Basis of Presentation and Significant Accounting Policies for further information.

Reclassification from AOCI
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	Affected Line Item on the Consolidated Statement of Operations
	2020	2019
Net Unrealized Gain on Fixed Maturities
Available-for-sale securities	$127	$47	$(32)	$(2)	Net realized capital gains (losses)
	127	47	(32)	(2)	Income before income taxes
	27	10	(7)	—	Income tax expense
	$100	$37	$(25)	$(2)	Net income
Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded
Fixed maturities, AFS	$(1)				Net realized capital gains (losses)
	(1)				Income before income taxes
	—				Income tax expense
	$(1)				Net income
Net Gains on Cash-Flow Hedging Instruments
Interest rate swaps	$—	$—	$—	$—	Net realized capital gains (losses)
Interest rate swaps	—	—	—	8	Net investment income
Foreign currency swaps	—	—	—	(2)	Net realized capital gains (losses)
	—	—	—	6	Income before income taxes
	—	—	—	1	Income tax expense
	$—	$—	$—	$5	Net income
Total amounts reclassified from AOCI	$99	$37	$(25)	$3	Net income

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
15. Subsequent Event
On January 18, 2021 the Company's indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, entered into a definitive agreement to merge Hopmeadow Holdings LP with a subsidiary of Sixth Street, a leading global investment firm. The merger is subject to regulatory approvals and other customary closing conditions and is expected to close in the second quarter of 2021. If consummated, the merger would result in a change of ownership and control of the Company and its life and annuity operating subsidiaries. Proceeds from the merger consist of a combined pre-closing dividend and cash at closing totaling approximately $2.25 billion and is subject to certain closing adjustments.

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)			All financial statements are included in Part A and Part B of the Registration Statement
(b)	1		Resolution of the Board of Directors authorizing the establishment of the Separate Account
	2		Not applicable.
	3	a	Amended and Restated Principal Underwriter Agreement
		b	Form of Dealer Agreement
	4	a	Individual Flexible Premium Variable Annuity Contract.
		b	MAV Death Benefit/Earnings Protection Benefit Rider
		c	Principal First Preferred Benefit Rider
		d	Extended Withdrawal Privilege Rider
		e	Fixed Account Rider
		f	Fixed Account Rider
		g	Fixed Account Rider
		h	Premium Protection Death Benefit Rider
		i	Maximum Anniversary Value Death Benefit Rider
		j	Asset Protection Death Benefit Rider
		k	Earnings Protection Benefit Rider
		l	Return of Contract Value Benefit Rider
		m	Guaranteed Income Benefit Rider
		n	Principal First Rider
		o	Lifetime Income Builder Portfolios Rider (Single)
		p	Lifetime Income Builder Portfolios Rider (Joint Life/Spousal)
		q	Lifetime Income Builder Selects Rider (Single)
		r	Lifetime Income Builder Selects Rider (Joint Life/Spousal)
		s	Lifetime Income Foundation Rider (Single)
		t	Lifetime Income Foundation Rider (Joint Life/Single)
		u	Lifetime Income Builder II Rider (Single)
		v	Lifetime Income Builder II Rider (Joint Life/Spousal)
		w	Amendatory Rider-Voluntary Program to Surrender Contract and In Force Riders and Receive Enhanced Surrender Value
		x	Amendatory Rider - Annuity Commencement Date Deferral Option
	5		Form of Application
	6	a	Certificates of Incorporation of Talcott Resolution. (1)
		b	Amended and Restated Bylaws of Talcott Resolution. (1)
	7	a	Transamerica Financial Life Insurance Company
		b	ACE Tempest Life Reinsurance Ltd. (October 1, 2002)
		c	ACE Tempest Life Reinsurance Ltd. (June 2, 2003)
		d	ACE Tempest Life Reinsurance Ltd. (April 1, 2004)
		e	Swiss Re Life & Health America, Inc. (HL)
	8	a	AIM Variable Insurance Funds
		b	American Funds Insurance Series
		c	Franklin Templeton Variable Insurance Products Trust
		d	Hartford
		e	MFS Variable Insurance Trust
		f	Morgan Stanley VIF
		g	Mutual Fund and VIF
		h	Wells Fargo

i
Guarantee Agreement, between Hartford Fire Insurance Company and Hartford Life and Accident Insurance Company and its wholly owned subsidiary, Hartford Life Insurance Company, dated as of January 1, 1990.

	j	Guarantee between Hartford Life Insurance Company and ITT Hartford International Life Reassurance Corporation, dated August 29, 1994 and effective as of May 1, 1993.
	k	Guarantee Agreement, between Hartford Life Insurance Company and ITT Comprehensive Employee Benefit Service Company, its wholly owned subsidiary, dated as of April 1, 1997.
	l	Guarantee Agreement, between Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company, dated as of May 23, 1997.
	m	Capital Maintenance Agreement by and between Hartford Life Insurance Company and Hartford Life, Inc. dated March 12, 2001.
9		Opinion and Consent of Lisa Proch, General Counsel
10		Consents of Deloitte & Touche LLP.
11		No financial statements are omitted.
12		Not applicable.
99		Copy of Power of Attorney.
(1)    Incorporated by reference to the Items 24(b)(1), 24(b)(3)((a-b), 24(b)(4-5), and 24(b)(8), respectively, of Post-Effective Amendment No. 35, to the Registration Statement File No. 333-101932, dated April 18, 2019.
ITEM 25 DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION
Glenn D. Abate	Assistant Vice President and Actuary
Christopher B. Abreu	Vice President and Chief Risk Officer
David Bell	Assistant Secretary and Chief Information Officer
Ellen T. Below	Vice President and Chief Communications Officer
Jeremy Billiel	Assistant Vice President and Treasurer
Matthew Bjorkman	Vice President and Chief Auditor
John B. Brady	Vice President and Chief Actuary, Appointed Actuary
Richard J Carbone (1)	Director
Christopher S. Conner	Assistant Vice President, Chief Compliance Officer of Separate Accounts, AML Compliance Officer and Sanctions Compliance Officer
Henry Cornell (2)	Director
Robert A. Cornell	Vice President and Actuary
Christopher Cramer	Vice President, Chief Secretary and Head of Tax
James Cubanski	Vice President
Christopher J. Dagnault (3)	Vice President
George Eknaian	Senior Vice President and Head of Pricing
Glenn Gadzik	Vice President and Actuary
W. Dana LaForge (4)	Director
Michael R. Hazel	Vice President and Controller
Donna R. Jarvis	Vice President and Actuary
Diane Krajewski	Vice President, Chief Human Resources Officer and Head of Operations
Peter Manley	Vice President and Head of Corporate Development and Strategy
Craig D. Morrow	Vice President and Actuary
Emily R. Pollack (2)	Director
Matthew J. Poznar	Senior Vice President and Chief Investment Officer
Lisa M. Proch	Senior Vice President, General Counsel and Chief Compliance Officer
Michael S. Rubinoff (5)	Director
Peter F. Sannizzaro	President and Chief Executive Officer, Director
Manu Sareen (6)	Director
David I. Schamis (7)	Director
Robert R. Siracusa	Vice President and Chief Financial Officer
Samir Srivastava	Vice President and Chief Information Officer

Robert Stein (8)	Director
Amy M. Stepnowski (9)	Director
Heath L. Watkin (10)	Director

Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095.

(1)    Address: 469 Edinboro Rd., Staten Island, NY 10306
(2)    Address: Cornell Capital LLP, 499 Park Ave., 21st Floor, New York, NY 10022
(3)    Address: 500 Bielenberg Drive, Woodbury, MN 55125
(4)    Address: Pine Brook, One Grand Central Place, 60 East 42nd St., 50th Floor, New York, NY 10165
(5)    Address: Safra, 546 5th Ave., 3rd Floor, New York, NY 10036
(6)    Address: Global Atlantic Re Ltd., 2nd Floor, Hamilton, Bermuda HM11
(7)    Address: Atlas Merchant Capital, 375 Park Ave., 21st Floor, New York, NY 10152
(8)    Address: 39 West 94th St., New York, NY 10025
(9)    Address: The Hartford, One Hartford Plaza, Hartford, CT 06155
(10)    Address: TRB Advisors LP, 767 Fifth Ave., 12th Floor, New York, NY 10153
ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.
Filed herein as Exhibit 99.26.

ITEM 27. NUMBER OF CONTRACT OWNERS
As of February 28, 2021, there were 17,935 owners of qualified contracts and 13,921 owners of non-qualified contracts.

ITEM 28. INDEMNIFICATION
Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."
Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a)	TDC acts as principal underwriter for the following investment companies:
Talcott Resolution Life Insurance Company - Separate Account One
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Ten
Talcott Resolution Life Insurance Company - Separate Account Three
Talcott Resolution Life Insurance Company - Separate Account Seven
Talcott Resolution Life and Annuity Insurance Company - Separate Account One
Talcott Resolution Life and Annuity Insurance Company - Separate Account Ten
Talcott Resolution Life and Annuity Insurance Company - Separate Account Three
Talcott Resolution Life and Annuity Insurance Company - Separate Account Six
Talcott Resolution Life and Annuity Insurance Company - Separate Account Seven
American Maturity Life Insurance Company Separate Account AMLVA
American Maturity Life Insurance Company - Separate Account One
ICMG Registered Variable Life Separate Account A
ICMG Registered Variable Life Separate Account One
Union Security Insurance Company - Variable Account C
Union Security Insurance Company - Variable Account D
Union Security Life Insurance Company - Separate Account A

(b) Directors and Officers of TDC

Name	Positions and Offices with Underwriter
Christopher S. Conner	Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Privacy Officer and Operations Principal
Christopher J. Dagnault (1)	President and Chief Executive Officer, Director
Diane Krajewski	Director
James A. Maciolek	Chief Financial Officer, Treasurer and Financial & Operations Principal
Robert R. Siracusa	Director

Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095.
(1) Address: 500 Bielenberg Drive. Woodbury, MN 55125.
(c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Talcott Resolution at 1 Griffin Road North, Windsor, CT 06095.

ITEM 31. MANAGEMENT SERVICES
All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 32. UNDERTAKINGS

(a)	The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.
(b)	The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Windsor, and State of Connecticut on April 29, 2021.

Talcott Resolution Life Insurance Company
Separate Account Seven (Registrant)

By:	/s/ Peter F. Sannizzaro
Peter F. Sannizzaro
President, Chief Executive Officer, Director

Talcott Resolution Life Insurance Company
(Depositor)

By:	/s/ Peter F. Sannizzaro
Peter F. Sannizzaro
President, Chief Executive Officer, Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Peter F. Sannizzaro, President, Chief Executive Officer, Director		/s/ Peter F. Sannizzaro
Robert R. Siracusa, Vice President, Chief Financial Officer		Peter F. Sannizzaro
Robert J. Carbone, Director*		/s/ Robert R. Siracusa
Henry Cornell, Director*		Robert R. Siracusa
W. Dana LaForge, Director*	*By:	/s/ Lisa Proch
Amy M. Stepnowski, Director*		Lisa Proch, Attorney-in-Fact
Emily R. Pollack, Director*	Date:	April 29, 2021
Michael S. Rubinoff, Director*
Manu Sareen, Director*
David I. Schamis, Director*
Robert W. Stein, Director*
Heath L. Watkin, Director*
333-101932

EXHIBIT INDEX
1		Resolution of the Board of Directors authorizing the establishment of the Separate Account
3	a	Amended and Restated Principal Underwriter Agreement
	b	Form of Dealer Agreement
4	a	Individual Flexible Premium Variable Annuity Contract.
	b	MAV Death Benefit/Earnings Protection Benefit Rider
	c	Principal First Preferred Benefit Rider
	d	Extended Withdrawal Privilege Rider
	e	Fixed Account Rider
	f	Fixed Account Rider
	g	Fixed Account Rider
	h	Premium Protection Death Benefit Rider
	i	Maximum Anniversary Value Death Benefit Rider
	j	Asset Protection Death Benefit Rider
	k	Earnings Protection Benefit Rider
	l	Return of Contract Value Benefit Rider
	m	Guaranteed Income Benefit Rider
	n	Principal First Rider
	o	Lifetime Income Builder Portfolios Rider (Single)
	p	Lifetime Income Builder Portfolios Rider (Joint Life/Spousal)
	q	Lifetime Income Builder Selects Rider (Single)
	r	Lifetime Income Builder Selects Rider (Joint Life/Spousal)
	s	Lifetime Income Foundation Rider (Single)
	t	Lifetime Income Foundation Rider (Joint Life/Single)
	u	Lifetime Income Builder II Rider (Single)
	v	Lifetime Income Builder II Rider (Joint Life/Spousal)
	w	Amendatory Rider-Voluntary Program to Surrender Contract and In Force Riders and Receive Enhanced Surrender Value
	x	Amendatory Rider - Annuity Commencement Date Deferral Option
5		Form of Application
7	a	Transamerica Financial Life Insurance Company
	b	ACE Tempest Life Reinsurance Ltd. (October 1, 2002)
	c	ACE Tempest Life Reinsurance Ltd. (June 2, 2003)
	d	ACE Tempest Life Reinsurance Ltd. (April 1, 2004)
	e	Swiss Re Life & Health America, Inc. (HL)
8	a	AIM Variable Insurance Funds
	b	American Funds Insurance Series
	c	Franklin Templeton Variable Insurance Products Trust
	d	Hartford
	e	MFS Variable Insurance Trust
	f	Morgan Stanley VIF
	g	Mutual Fund and VIF
	h	Wells Fargo
i
Guarantee Agreement, between Hartford Fire Insurance Company and Hartford Life and Accident Insurance Company and its wholly owned subsidiary, Hartford Life Insurance Company, dated as of January 1, 1990.

	j	Guarantee between Hartford Life Insurance Company and ITT Hartford International Life Reassurance Corporation, dated August 29, 1994 and effective as of May 1, 1993.

	k	Guarantee Agreement, between Hartford Life Insurance Company and ITT Comprehensive Employee Benefit Service Company, its wholly owned subsidiary, dated as of April 1, 1997.
	l	Guarantee Agreement, between Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company, dated as of May 23, 1997.
	m	Capital Maintenance Agreement by and between Hartford Life Insurance Company and Hartford Life, Inc. dated March 12, 2001.
9		Opinion and Consent of Lisa Proch, General Counsel
10		Consents of Deloitte & Touche LLP.
26		Organizational Chart.
99		Copy of Power of Attorney.